                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/04-4/30/05

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Capital Appreciation Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18

Trustees and Officers                                                         22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

MainStay Funds                                                                26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
With sales charges       -5.33%   -8.43%  -11.99%  5.39%
Excluding sales charges   0.18    -3.10   -10.99   5.99

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
04/30/95                                                    9450                       10000                       10000
                                                         12906.4                     13254.9                     13021.2
                                                         14115.4                     16179.5                       16294
                                                           19967                     22989.5                     22985.4
                                                         24957.9                     29087.5                     28001.3
                                                         30243.5                     37108.7                     30837.4
                                                         22969.8                     25140.9                     26837.2
                                                         18499.3                     20086.9                     23448.5
                                                         14592.9                     17203.6                     20328.1
                                                         17441.8                     20927.8                     24978.5
04/30/05                                                 16900.6                     21012.1                     26561.9

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
With sales charges       -5.19%   -8.66%  -11.98%  5.24%
Excluding sales charges  -0.20    -3.85   -11.68   5.24

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
04/30/95                                                   10000                       10000                       10000
                                                           13586                     13254.9                     13021.2
                                                         14790.1                     16179.5                       16294
                                                         20785.7                     22989.5                     22985.4
                                                         25767.3                     29087.5                     28001.3
                                                         30993.9                     37108.7                     30837.4
                                                         23371.1                     25140.9                     26837.2
                                                           18666                     20086.9                     23448.5
                                                         14604.7                     17203.6                     20328.1
                                                         17325.6                     20927.8                     24978.5
04/30/05                                                 16658.7                     21012.1                     26561.9

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
With sales charges       -1.20%   -4.81%  -11.68%  5.24%
Excluding sales charges  -0.20    -3.85   -11.68   5.24

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
04/30/95                                                   10000                       10000                       10000
                                                           13586                     13254.9                     13021.2
                                                         14790.1                     16179.5                       16294
                                                         20785.7                     22989.5                     22985.4
                                                         25767.4                     29087.5                     28001.3
                                                         30993.9                     37108.7                     30837.4
                                                         23377.8                     25140.9                     26837.2
                                                         18665.9                     20086.9                     23448.5
                                                         14604.7                     17203.6                     20328.1
                                                         17325.5                     20927.8                     24978.5
04/30/05                                                 16658.6                     21012.1                     26561.9

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Capital Appreciation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------
                          0.44%   -2.78%  -10.90%  6.19%

(LINE GRAPH FOR CLASS I IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
04/30/95                                                10000.00                    10000.00                    10000.00
                                                        13720.70                    13254.90                    13021.20
                                                        15087.30                    16179.50                    16294.00
                                                        21405.20                    22989.50                    22985.40
                                                        26775.10                    29087.50                    28001.30
                                                        32464.00                    37108.70                    30837.40
                                                        24565.50                    25140.90                    26837.20
                                                        19813.10                    20086.90                    23448.50
                                                        15653.90                    17203.60                    20328.10
                                                        18756.60                    20927.80                    24978.50
04/30/05                                                18235.00                    21012.10                    26561.90

                                           SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                     MONTHS   YEAR    YEARS    YEARS
--------------------------------------------------------------------------

Russell 1000(R) Growth Index(1)            1.14%   0.40%   -10.75%   7.71%
S&P 500(R) Index(2)                        3.28    6.34     -2.94   10.26
Average Lipper large-cap growth fund(3)    0.93    1.10     -9.49    7.12

1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                         $1,000           $1,001.80           $ 6.35            $1,018.60            $ 6.41
---------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                         $1,000           $  997.95           $10.06            $1,014.85            $10.14
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000           $  997.95           $10.06            $1,014.85            $10.14
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                         $1,000           $1,004.45           $ 4.42            $1,020.55            $ 4.46
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.28% for Class A, 2.03% for Class B and Class C, and 0.89% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



 6   MainStay Capital Appreciation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.2%
Short-Term Investments                                                            16.6
Liabilities in Excess of Cash and Other Assets                                   -16.8

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  WellPoint Health Networks, Inc.
 3.  Praxair, Inc.
 4.  Caremark Rx, Inc.
 5.  Johnson & Johnson
 6.  D.R. Horton, Inc.
 7.  FedEx Corp.
 8.  United Technologies Corp.
 9.  Coach, Inc.
10.  General Electric Co.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities of U.S. companies with characteristics such as participation in expanding product or service markets, increasing unit sales volume, increasing return on investment, and better-than-average growth in revenues and earnings when compared to stocks of the S&P 500(R) Index.(1) In implementing this strategy, the Fund maintains a flexible approach and may invest in various types of companies and securities. We look for companies that we feel are ready for a rise in price or may experience acceleration in growth of earnings, possibly as a result of changes in management, products, consumer demand, or the economy. We may sell a security if we no longer believe it will contribute to meeting the Fund's investment objective.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING THE REPORTING PERIOD?

Perhaps the two most important factors were a rapid rise in the price of oil during the first quarter of 2005 and continued moves by the Federal Reserve to raise short-term interest rates. Select economic indicators hinted at a rise in inflation coupled with a slowdown in the economy. As a result, investors began to fear that the economy would slide into another recession marked by stagflation.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

There were four factors that contributed to the Fund's relative underperformance of the Russell 1000(R) Growth Index(2) during the reporting period. First, modest underperformance of the Fund's consumer discretionary holdings and a significantly overweighted position in the sector had a negative impact on results. Second, although the Fund was overweighted in the energy sector, its holdings posted a modest decline for the period compared to a double-digit gain for energy stocks in the Russell 1000(R) Growth Index. Third, the Fund was overweighted in the industrials sector, and the Fund's industrial holdings posted a modest decline versus a small increase for related stocks in the Index. Fourth, even though the Fund was underweighted in the information technology sector during the reporting period (which turned out to be the correct strategy), the Fund's holdings in the sector underperformed their Index peers.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

Among the Fund's best-performing positions were Genentech, D.R. Horton, Caremark Rx, UnitedHealth Group, and WellPoint. Genentech, a biotechnology company, rose 53%(3) during the reporting period because of positive results in a lung-cancer trial involving the company's new cancer drug, Avastin. D.R. Horton, a homebuilder, rose 36% on robust sales and earnings results, because strong demand and historically low interest rates continued to fuel new home sales. Health care services companies Caremark Rx (+34%), UnitedHealth Group (+32%), and WellPoint (+32%) rose on strong sales and earnings results and improved guidance.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

During the reporting period, Harman International Industries, Symantec, eBay, IBM, and Qualcomm were among the Fund's worst-performing holdings. Harman International Industries, a leading manufacturer of audio and video products, fell 34% during the reporting period. The stock declined with the slow down in worldwide auto sales and on news that the company was facing increased competition. The automotive industry is a key market for Harman International's products. Symantec, a leading antivirus-software provider, declined 34% on pressure from the announcement that the company would acquire storage-software company Veritas Software. Investors believed that the combined companies would have a lower growth rate than Symantec would enjoy as a stand-alone company. Heightened competition also affected Symantec's prospects. The world's largest on-line auction company, eBay, declined 34% during the reporting period when a deep recession in Germany and moderating growth in the United States slowed the company's growth rate. In light of these trends, the company lowered its earnings guidance, which drove the stock even lower. IBM, a leading provider of computer hardware, software, and services, declined 20% on disappointing demand and pricing trends in the company's all-important services business. As a result, investors lowered their earnings expectations for the company. Qualcomm, a leading provider of wireless-communications products and services, declined 19% when product-transition issues contributed to investor con-

1. See footnote on page 5 for more information on the S&P 500(R) Index.
2. See footnote on page 5 for more information on the Russell 1000(R) Growth Index.
3. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter.

 8   MainStay Capital Appreciation Fund
cerns about the potential for a slowdown in WCDMA(4) handset growth.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

In April 2005, we began adding Carnival Corporation to the Fund's portfolio. Carnival is the world's largest cruise-line operator, with approximately 75 ships in service worldwide. The stock has had a positive impact on the Fund's performance. In December 2004, we initiated a position in Centex Corporation, a home builder, a non-bank-affiliated retail mortgage lender, and a general building contractor. Recent trends in new-home sales point to continued growth in Centex's core business, which should fuel strong top- and bottom-line growth in coming quarters. In February 2005, we added Transocean, an offshore oil drilling contractor. Given the significant rise in the price of crude oil, Transocean has benefited and should continue to benefit from increased deepwater oil-drilling activity. At the end of April 2005, we initiated a Fund position in EMC, a company that manufactures and markets enterprise storage systems, storage software, and networks and provides related services. The company is benefiting from a number of positive trends, including margin expansion, development of several promising new products, and geographic expansion. We believe that these factors may provide a strong growth opportunity for the company.

WHAT WERE SOME SECURITIES THAT YOU SOLD DURING THE REPORTING PERIOD?

Colgate was eliminated from the Fund's portfolio in December 2004. The global provider of dental care products recently began to report slowing growth because of heightened competition, particularly from Proctor & Gamble. Agilent, a leading manufacturer of semiconductor capital equipment and industrial test and measurement devices was sold in February 2005 because of a cyclical decline in the industry and slowing growth in Agilent's top and bottom lines. Applied Materials, a leading semiconductor equipment manufacturer, was eliminated in April 2005, because of end-market weakness. In March 2005, we sold the Fund's position in Avaya. The company, a leading vendor of corporate telephone systems was spun off from Hewlett Packard a few years ago. Although it did a good job of restructuring expenses, growth in the company's core product never materialized. We also sold Cisco Systems, an enterprise networking equipment manufacturer, when growth of the company's core products slowed because of maturity in the sector.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

It is important to note that the Fund's weightings are largely a residual of our bottom-up stock-selection process and careful sell disciplines. We increased the Fund's consumer discretionary holdings from 22.9% to 26.3% of the Fund's net assets by purchasing shares of several new companies that appeared to have strong growth potential. We increased the Fund's exposure to the energy sector from 4.7% to 7.9% because we felt that energy stocks would continue to benefit from high oil prices. We significantly reduced the Fund's weighting in information technology stocks from 22.1% to 14.5% of the Fund by carefully pruning back on companies whose growth prospects and cash flow did not appear strong enough to meet our growth criteria. The Fund did not hold any telecommunications services or utilities stocks during the period, since there are few if any growth stocks in these two sectors.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The Federal Reserve remains committed to removing policy accommodation at a measured pace, which suggests that future interest-rate increases will continue to be moderate. We believe that the key to a healthy equity market is steady economic growth and continued growth in real wages. Any changes in energy prices are inherently difficult to predict, but they may continue to have a big influence on the stock market. If oil were to spike in price, we might increase the Fund's overweighted position in energy stocks and decrease its overweighted position in consumer discretionary stocks.

On a positive note, a combination of historically low interest rates, moderate economic growth, and strengthening employment and personal-income trends should help to drive stocks higher by year-end. Under any market conditions, we seek to hold a broadly diversified portfolio of best-in-class companies with strong earnings and free-cash-flow growth prospects. This combination of factors may be likely to fuel stock gains in any market environment.

4. WCDMA stands for Wide-band Code-Division Multiple Access, an advanced technology that increases transmission rates for certain types of mobile communications.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (100.2%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.2%)
L-3 Communications Holdings, Inc. (b)                   337,700   $   23,966,569
V  United Technologies Corp.                            267,700       27,230,444
                                                                  --------------
                                                                      51,197,013
                                                                  --------------
AIR FREIGHT & LOGISTICS (2.2%)
V  FedEx Corp. (b)                                      321,200       27,285,940
                                                                  --------------
AUTOMOBILES (1.6%)
Harley-Davidson, Inc. (b)                               408,500       19,207,670
                                                                  --------------

BEVERAGES (0.9%)
PepsiCo, Inc.                                           201,800       11,228,152
                                                                  --------------
BIOTECHNOLOGY (5.1%)
Amgen, Inc. (a)(b)                                      413,100       24,046,551
Genentech, Inc. (a)                                     320,400       22,729,176
Gilead Sciences, Inc. (a)                               419,300       15,556,030
                                                                  --------------
                                                                      62,331,757
                                                                  --------------
CAPITAL MARKETS (1.4%)
Morgan Stanley & Co.                                    319,300       16,801,566
                                                                  --------------

CHEMICALS (2.4%)
V  Praxair, Inc.                                        630,600       29,530,998
                                                                  --------------

COMMERCIAL SERVICES & SUPPLIES (1.2%)
Cendant Corp.                                           768,800       15,306,808
                                                                  --------------

COMMUNICATIONS EQUIPMENT (0.9%)
QUALCOMM, Inc.                                          321,700       11,224,113
                                                                  --------------
COMPUTERS & PERIPHERALS (4.5%)
Apple Computer, Inc.                                    366,900       13,230,414
Dell, Inc. (a)                                          672,900       23,437,107
Hewlett-Packard Co.                                     275,300        3,611,936
International Business Machines Corp.                   115,500        8,821,890
Research In Motion Ltd. (a)(b)                           89,900        5,790,459
                                                                  --------------
                                                                      54,891,806
                                                                  --------------
CONSUMER FINANCE (3.8%)
American Express Co.                                    438,400       23,103,680
Capital One Financial Corp. (b)                         327,700       23,230,653
                                                                  --------------
                                                                      46,334,333
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Citigroup, Inc.                                         289,400       13,590,224
                                                                  --------------


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (7.4%)
Baker Hughes, Inc. (b)                                  425,400   $   20,738,250
BJ Services Co. (a)(b)                                  472,900       20,864,348
ENSCO International, Inc.                               339,600       11,070,960
Transocean, Inc.                                        349,100       16,187,767
Weatherford International Ltd. (a)                      405,200       21,131,180
                                                                  --------------
                                                                      89,992,505
                                                                  --------------
FOOD & STAPLES RETAILING (1.7%)
Walgreen Co.                                            489,900       21,095,094
                                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.5%)
Boston Scientific Corp. (a)                             644,300       19,058,394
Fisher Scientific International, Inc. (a)(b)            401,100       23,817,318
                                                                  --------------
                                                                      42,875,712
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (10.3%)
V  Caremark Rx, Inc. (a)                                710,000       28,435,500
Quest Diagnostics, Inc. (b)                             231,500       24,492,700
V  UnitedHealth Group, Inc.                             418,700       39,571,337
V  WellPoint Health Networks, Inc. (a)                  254,700       32,537,925
                                                                  --------------
                                                                     125,037,462
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
Carnival Corp.                                           62,200        3,040,336
                                                                  --------------

HOUSEHOLD DURABLES (7.5%)
Centex Corp. (b)                                        398,300       22,989,876
V  D.R. Horton, Inc.                                    908,533       27,710,257
Harman International Industries, Inc.                   194,600       15,291,668
Lennar Corp. Class A (b)                                487,300       25,081,331
                                                                  --------------
                                                                      91,073,132
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.0%)
3M Co.                                                  286,600       21,916,302
V  General Electric Co.                                 734,900       26,603,380
                                                                  --------------
                                                                      48,519,682
                                                                  --------------
INTERNET & CATALOG RETAIL (0.7%)
eBay, Inc. (a)                                          259,800        8,243,454
                                                                  --------------

IT SERVICES (1.1%)
Accenture Ltd. Class A (a)                              531,900       11,542,230
                                                                  --------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Brunswick Corp.                                         315,800       13,263,600
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MACHINERY (4.1%)
Danaher Corp. (b)                                       491,900   $   24,904,897
Illinois Tool Works, Inc.                               294,400       24,676,608
                                                                  --------------
                                                                      49,581,505
                                                                  --------------
MEDIA (1.8%)
Omnicom Group, Inc.                                     263,400       21,835,860
                                                                  --------------
METALS & MINING (0.9%)
Peabody Energy Corp.                                    265,800       11,634,066
                                                                  --------------
MULTILINE RETAIL (3.9%)
Kohl's Corp. (a)                                        492,800       23,457,280
Target Corp.                                            514,000       23,854,740
                                                                  --------------
                                                                      47,312,020
                                                                  --------------
PHARMACEUTICALS (4.0%)
V  Johnson & Johnson                                    414,200       28,426,546
Teva Pharmaceutical Industries Ltd. ADR (b)(c)          649,100       20,277,884
                                                                  --------------
                                                                      48,704,430
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Analog Devices, Inc.                                    276,500        9,431,415
Intel Corp.                                             641,600       15,090,432
Maxim Integrated Products, Inc.                         238,500        8,919,900
Texas Instruments, Inc.                                 511,600       12,769,536
                                                                  --------------
                                                                      46,211,283
                                                                  --------------
SOFTWARE (3.6%)
Microsoft Corp.                                         652,900       16,518,370
Oracle Corp. (a)                                        702,900        8,125,524
Symantec Corp. (a)(b)                                 1,064,100       19,983,798
                                                                  --------------
                                                                      44,627,692
                                                                  --------------
SPECIALTY RETAIL (7.3%)
Bed Bath & Beyond, Inc. (a)                             636,400       23,680,444
Best Buy Co., Inc.                                      386,500       19,456,410
Lowe's Cos., Inc. (b)                                   474,300       24,715,773
TJX Cos., Inc. (The) (b)                                914,600       20,715,690
                                                                  --------------
                                                                      88,568,317
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (4.0%)
V  Coach, Inc (a)                                       996,200       26,698,160
NIKE, Inc. Class B (b)                                  283,600       21,783,317
                                                                  --------------
                                                                      48,481,477
                                                                  --------------
Total Common Stocks
  (Cost $1,029,505,212)                                            1,220,570,237
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (16.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
UBS Finance LLC
  1.840%, due 5/2/05                                $ 2,775,000   $    2,754,774
                                                                  --------------
Total Commercial Paper
  (Cost $2,754,774)                                                    2,754,774
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (d)                       883,028          883,028
                                                                  --------------
Total Investment Company
  (Cost $883,028)                                                        883,028
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (0.9%)
Banc of America Securities LLC 3.0799%, due 5/2/05
  (d)                                               $11,000,000       11,000,000
                                                                  --------------
Total Master Note
  (Cost $11,000,000)                                                  11,000,000
                                                                  --------------
REPURCHASE AGREEMENTS (15.4%)
CS First Boston LLC
  3.0499%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $22,455,706 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $23,572,034 and a Market
  Value of $22,899,595)                              22,450,000       22,450,000
Dresdner Kleinwort Securities LLC
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $37,409,568 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $39,385,441 and a Market
  Value of $39,270,339)                              37,400,000       37,400,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  3.0499%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $32,936,369 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $66,616,415 and a Market
  Value of $35,573,475)                             $32,928,000   $   32,928,000
Merrill Lynch & Co., Inc.
  3.08%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $47,688,237 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $48,303,519 and a Market
  Value of $50,060,225)                              47,676,000       47,676,000
Morgan Stanley & Co.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $47,512,073 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $51,137,855 and a Market
  Value of $49,042,429)                              47,500,000       47,500,000
                                                                  --------------
Total Repurchase Agreements
  (Cost $187,954,000)                                                187,954,000
                                                                  --------------
Total Short-Term Investments
  (Cost $202,591,802)                                                202,591,802
                                                                  --------------
Total Investments
  (Cost $1,232,097,014) (e)                               116.8%   1,423,162,039(f)
Liabilities in Excess of Cash
  and Other Assets                                        (16.8)    (205,141,771)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,218,020,268
                                                    ===========   ==============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR -- American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $1,234,518,761.
(f)  At April 30, 2005 net unrealized appreciation was
     $188,643,278, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $230,177,834 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $41,534,556.

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,232,097,014) including
  $195,840,809 market value of securities
  loaned                                      $1,423,162,039
Deposit with broker for securities loaned              3,781
Cash                                                 672,854
Receivables:
  Investment securities sold                       2,302,876
  Dividends and interest                             263,561
  Fund shares sold                                   171,302
Other assets                                          71,865
                                              --------------
    Total assets                               1,426,648,278
                                              --------------
LIABILITIES:
Securities lending collateral                    199,840,809
Payables:
  Investments securities purchased                 3,585,287
  Transfer agent                                   1,774,362
  Fund shares redeemed                             1,690,823
  NYLIFE Distributors                                891,534
  Manager                                            601,413
  Custodian                                           11,600
  Trustees                                             7,686
Accrued expenses                                     224,496
                                              --------------
    Total liabilities                            208,628,010
                                              --------------
Net assets                                    $1,218,020,268
                                              ==============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $       81,559
  Class B                                            395,946
  Class C                                              2,890
  Class I                                                 --(a)
Additional paid-in capital                     1,334,002,917
Accumulated net investment loss                   (5,896,421)
Accumulated net realized loss on investments    (301,631,648)
Net unrealized appreciation on investments       191,065,025
                                              --------------
Net assets                                    $1,218,020,268
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  221,567,590
                                              ==============
Shares of beneficial interest outstanding          8,155,892
                                              ==============
Net asset value per share outstanding         $        27.17
Maximum sales charge (5.50% of offering
  price)                                                1.58
                                              --------------
Maximum offering price per share outstanding  $        28.75
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  989,232,041
                                              ==============
Shares of beneficial interest outstanding         39,594,628
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        24.98
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    7,219,679
                                              ==============
Shares of beneficial interest outstanding            288,961
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        24.98
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $          958
                                              ==============
Shares of beneficial interest outstanding                 35
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.27
                                              ==============

(a) Less than one dollar.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  6,922,177
  Interest                                            31,364
  Income from securities loaned -- net               114,900
                                                ------------
    Total income                                   7,068,441
                                                ------------
EXPENSES:
  Distribution -- Class B                          4,156,937
  Distribution -- Class C                             31,149
  Manager                                          3,877,427
  Transfer agent -- Classes A, B and C             2,665,174
  Transfer agent -- Class I                                1
  Service -- Class A                                 322,013
  Service -- Class B                               1,385,645
  Service -- Class C                                  10,383
  Shareholder communication                          159,864
  Professional                                       104,147
  Recordkeeping                                       81,944
  Custodian                                           64,926
  Trustees                                            38,977
  Registration                                        33,336
  Miscellaneous                                       32,939
                                                ------------
    Total expenses                                12,964,862
                                                ------------
Net investment loss                               (5,896,421)
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                  24,916,294
Net change in unrealized appreciation on
  investments                                    (11,328,907)
                                                ------------
Net realized and unrealized gain on
  investments                                     13,587,387
                                                ------------
Net increase in net assets resulting from
  operations                                    $  7,690,966
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $19,114.

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005             2004
DECREASE IN NET ASSETS:
Operations:
 Net investment loss               $   (5,896,421)  $  (17,017,118)
 Net realized gain (loss) on
  investments                          24,916,294      (60,332,360)
 Net change in unrealized
  appreciation on investments         (11,328,907)      66,663,970
                                   -------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations                            7,690,966      (10,685,508)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                             21,233,441       61,275,640
   Class B                             28,483,857       76,298,217
   Class C                                505,588        1,316,452
   Class I                                     --            1,000
                                   -------------------------------
                                       50,222,886      138,891,309
 Cost of shares redeemed::
   Class A                            (70,872,086)    (129,066,636)
   Class B                           (178,180,371)    (231,715,272)
   Class C                             (2,034,587)      (3,024,132)
   Class I                                     --               --
                                   -------------------------------
                                     (251,087,044)    (363,806,040)
                                   -------------------------------
    Decrease in net assets
     derived from capital share
     transactions                    (200,864,158)    (224,914,731)
                                   -------------------------------
    Net decrease in net assets       (193,173,192)    (235,600,239)

NET ASSETS:
Beginning of period                 1,411,193,460    1,646,793,699
                                   -------------------------------
End of period                      $1,218,020,268   $1,411,193,460
                                   ===============================
Accumulated net investment loss
  at end of period                 $   (5,896,421)  $           --
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               JANUARY 1,
                                SIX MONTHS                        2003                             CLASS A
                                  ENDED        YEAR ENDED        THROUGH       -----------------------------------------------
                                APRIL 30,      OCTOBER 31,     OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*           2004           2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $  27.12       $  27.24        $  22.49       $  32.86     $  43.46     $  57.12     $  48.74
                                 --------       --------        --------       --------     --------     --------     --------
Net investment loss (a)             (0.03)         (0.13)          (0.09)         (0.13)       (0.15)       (0.33)       (0.24)
Net realized and unrealized
  gain (loss) on investments         0.08           0.01            4.84         (10.24)      (10.22)       (6.16)       12.22
                                 --------       --------        --------       --------     --------     --------     --------
Total from investment
  operations                         0.05          (0.12)           4.75         (10.37)      (10.37)       (6.49)       11.98
                                 --------       --------        --------       --------     --------     --------     --------
Less distributions:
  From net realized gain on
    investments                        --             --              --             --        (0.23)       (7.17)       (3.60)
                                 --------       --------        --------       --------     --------     --------     --------
Net asset value at end of
  period                         $  27.17       $  27.12        $  27.24       $  22.49     $  32.86     $  43.46     $  57.12
                                 ========       ========        ========       ========     ========     ========     ========
Total investment return (b)          0.18%(c)      (0.44%)         21.12%(c)     (31.56%)     (23.85%)     (11.17%)      24.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.25%)+       (0.48%)         (0.45%)+       (0.48%)      (0.41%)      (0.59%)      (0.47%)
    Net expenses                     1.28% +        1.25%           1.30% +        1.28%        1.29%        1.19%        1.19%
    Expenses (before
      reimbursement)                 1.28% +        1.25%           1.30% +        1.23%        1.10%        0.99%        1.00%
Portfolio turnover rate                14%            28%             19%            69%          44%          38%          41%
Net assets at end of period
  (in 000's)                     $221,568       $268,199        $335,484       $277,526     $442,526     $590,366     $587,633

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                             CLASS C
                                  ENDED         YEAR ENDED         THROUGH        ---------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002        2001         2000         1999
Net asset value at beginning
  of period                       $25.03          $25.33           $ 21.05        $31.00      $ 41.35      $ 55.15      $ 47.54
                                  ------          ------           -------        ------      -------      -------      -------
Net investment income (loss)
  (a)                              (0.13)          (0.32)            (0.23)        (0.32)       (0.39)       (0.72)       (0.61)
Net realized and unrealized
  gain (loss) on investments        0.08            0.02              4.51         (9.63)       (9.73)       (5.91)       11.82
                                  ------          ------           -------        ------      -------      -------      -------
Total from investment
  operations                       (0.05)          (0.30)             4.28         (9.95)      (10.12)       (6.63)       11.21
                                  ------          ------           -------        ------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                       --              --                --            --        (0.23)       (7.17)       (3.60)
                                  ------          ------           -------        ------      -------      -------      -------
Net asset value at end of
  period                          $24.98          $25.03           $ 25.33        $21.05      $ 31.00      $ 41.35      $ 55.15
                                  ======          ======           =======        ======      =======      =======      =======
Total investment return (b)        (0.20%)(c)      (1.18%)           20.33%(c)    (32.10%)     (24.46%)     (11.82%)      23.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (1.00%)+        (1.23%)           (1.20%)+      (1.23%)      (1.16%)      (1.34%)      (1.22%)
    Expenses                        2.03% +         2.00%             2.05% +       2.03%        2.04%        1.94%        1.94%
    Expenses (before
      reimbursement)                2.03% +         2.00%             2.05% +       1.98%        1.85%        1.74%        1.75%
Portfolio turnover rate               14%             28%               19%           69%          44%          38%          41%
Net assets at end of period
  (in 000's)                      $7,220          $8,694           $10,475        $9,819      $18,162      $27,241      $23,238

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Class I shares were first offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.

 16   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                                   CLASS B
      ENDED         YEAR ENDED         THROUGH        ----------------------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                       YEAR ENDED DECEMBER 31,
      2005*            2004            2003**            2002            2001            2000            1999
     $  25.03       $    25.33       $21.05.....      $    30.99      $    41.34      $    55.15      $    47.54
     --------       ----------       ----------       ----------      ----------      ----------      ----------
        (0.13)           (0.32)           (0.23)           (0.32)          (0.39)          (0.72)          (0.61)
         0.08             0.02       4.51......            (9.62)          (9.73)          (5.92)          11.82
     --------       ----------       ----------       ----------      ----------      ----------      ----------
        (0.05)           (0.30)      4.28......            (9.94)         (10.12)          (6.64)          11.21
     --------       ----------       ----------       ----------      ----------      ----------      ----------
           --               --       --........               --           (0.23)          (7.17)          (3.60)
     --------       ----------       ----------       ----------      ----------      ----------      ----------
     $  24.98       $    25.03       $25.33.....      $    21.05      $    30.99      $    41.34      $    55.15
     ========       ==========       ==========       ==========      ==========      ==========      ==========
        (0.20%)(c)       (1.18%)          20.33%(c)       (32.07%)        (24.47%)        (11.85%)         23.90%
        (1.00%)+         (1.23%)          (1.20%)+         (1.23%)         (1.16%)         (1.34%)         (1.22%)
         2.03% +          2.00%            2.05% +          2.03%           2.04%           1.94%           1.94%
         2.03% +          2.00%            2.05% +          1.98%           1.85%           1.74%           1.75%
           14%              28%              19%              69%             44%             38%             41%
     $989,232       $1,134,299       $1,300,835..     $1,165,260      $2,004,638      $2,905,828      $3,486,486

               CLASS I
    ------------------------------
                       JANUARY 2,
    SIX MONTHS           2004***
      ENDED              THROUGH
    APRIL 30,          OCTOBER 31,
      2005*               2004
    27$.15...            $28.48
      ------             ------
    0.04....              (0.11)
    0.08....              (1.22)
      ------             ------
    0.12....              (1.33)
      ------             ------
    --......                 --
      ------             ------
    27$.27...            $27.15
      ======             ======
        0.44%(c)          (4.67%)(c)
        0.14%+            (0.11%)+
        0.89%+             0.88% +
        0.89%+             0.88% +
          14%.               28%
    1.$......            $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and

 18   MainStay Capital Appreciation Fund
premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended April 30, 2005 the Manager earned from the Fund $3,877,427.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $55,972 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $9,029, $512,815 and $630, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005 amounted to $2,665,175.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance

                                                    www.mainstayfunds.com     19

Committee attended and the Chairpersons of the Brokerage and Expenses Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expenses Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Capital Appreciation Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class I with a net value of $958. This represents 100.0% of the Class I shares net assets and less than one tenth of a percent of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $24,214 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $81,944 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $324,126,195 were available as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $109,823
               2010                  104,708
               2011                   49,074
               2012                   60,521
       -------------------------------------------
                                    $324,126
       -------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $186,039 and $358,681, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $195,840,809. The Fund received $199,840,809 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

 20   MainStay Capital Appreciation Fund

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED
                                                     APRIL 30, 2005**
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                  746     1,089       20         --
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 --        --       --         --
--------------------------------------------------------------------------------
                                             746     1,089       20         --
--------------------------------------------------------------------------------
Shares redeemed                           (2,479)   (6,803)     (78)        --
--------------------------------------------------------------------------------
Net decrease                              (1,733)   (5,714)     (58)        --
--------------------------------------------------------------------------------

                                                        YEAR ENDED
                                                     OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                2,191     2,931        50        --(a)
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 --        --        --        --
--------------------------------------------------------------------------------
                                           2,191     2,931        50        --(a)
--------------------------------------------------------------------------------
Shares redeemed                           (4,620)   (8,975)     (117)       --
--------------------------------------------------------------------------------
Net decrease                              (2,429)   (6,044)      (67)       --(a)
--------------------------------------------------------------------------------

*   First offered on January 1, 2004.
**  Unaudited.
(a) Less than one-thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Capital Appreciation Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Capital Appreciation Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Capital Appreciation Fund

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07228         (RECYCLE LOGO)   MS225-05                      MSCA10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                          10
----------------------------------------------------

Financial Statements                              15
----------------------------------------------------

Notes to Financial Statements                     20

Trustees and Officers                             25
----------------------------------------------------

Proxy Voting Policies and Procedures              28
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        28
----------------------------------------------------

MainStay Funds                                    29

 2   MainStay Convertible Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -3.83%   -4.43%  0.11%   7.43%
Excluding sales charges   1.76     1.14   1.25    8.04

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                          CLASS A                   ML ALL US CONVERTIBLE IND
                                                                          -------                   -------------------------
04/30/95                                                                   9450.00                           10000.00
                                                                          11201.10                           12420.90
                                                                          11828.00                           13436.50
                                                                          14307.00                           17341.30
                                                                          14387.20                           18969.10
                                                                          19239.80                           24309.60
                                                                          19160.90                           21776.40
                                                                          18079.10                           20253.70
                                                                          17449.00                           20536.30
                                                                          20242.70                           24531.50
04/30/05                                                                  20472.70                           24367.30

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -3.59%   -4.60%  0.20%   7.28%
Excluding sales charges   1.41     0.40   0.51    7.28

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                          CLASS B                   ML ALL US CONVERTIBLE IND
                                                                          -------                   -------------------------
04/30/95                                                                  10000.00                           10000.00
                                                                          11780.40                           12420.90
                                                                          12373.30                           13436.50
                                                                          14869.90                           17341.30
                                                                          14835.50                           18969.10
                                                                          19694.60                           24309.60
                                                                          19473.20                           21776.40
                                                                          18232.00                           20253.70
                                                                          17475.70                           20536.30
                                                                          20117.40                           24531.50
04/30/05                                                                  20198.20                           24367.30

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        0.41%   -0.60%  0.51%   7.28%
Excluding sales charges   1.41     0.40   0.51    7.28

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                          CLASS C                   ML ALL US CONVERTIBLE IND
                                                                          -------                   -------------------------
04/30/95                                                                  10000.00                           10000.00
                                                                          11780.40                           12420.90
                                                                          12373.30                           13436.50
                                                                          14869.90                           17341.30
                                                                          14835.50                           18969.10
                                                                          19694.60                           24309.60
                                                                          19473.20                           21776.40
                                                                          18232.00                           20253.70
                                                                          17475.70                           20536.30
                                                                          20117.40                           24531.50
04/30/05                                                                  20198.20                           24367.30

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. From inception (5/1/86) through 12/3/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

                                                             SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                       MONTHS    YEAR    YEARS    YEARS
Merrill Lynch All Convertible Securities Index(1)           -2.14%   -0.67%    0.05%    9.32%
Average Lipper convertible securities fund(2)               -0.36     0.77     0.73     8.52

1. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                        ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES           5% RETURN           EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                      VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                          11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,017.70            $6.10            $1,018.90             $6.11
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,014.15            $9.84            $1,015.15             $9.84
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,014.15            $9.84            $1,015.15             $9.84
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio for each class (1.22% for Class A and 1.97% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     5

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                       SHORT-TERM INVESTMENTS
                    (COLLATERAL FROM SECURITIES      CONVERTIBLE                                    LIABILITIES IN EXCESS OF
CONVERTIBLE BONDS      LENDING IS 13.1%)           PREFERRED STOCKS  COMMON STOCKS  CORPORATE BOND   CASH AND OTHER ASSETS
-----------------   ---------------------------    ----------------  -------------- --------------   -----------------------
69.7%                     17.2                        15.7                9.8             1.7            -14.1

See Portfolio of Investments on page 10 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger Ltd. 1.50%, due 6/1/23                              6.  Cooper Cameron Corp. 1.50%, due 5/15/24
 2.  Pride International, Inc. 2.50%, due 3/1/07                      7.  Tyco International Group S.A. 2.75%, due 1/15/18
 3.  Halliburton Co. 3.125%, due 7/15/23                              8.  Hilton Hotels Corp. 3.375%, due 4/15/23
 4.  Lehman Brothers Holdings, Inc. Series WFMI 1.25%, due 3/22/12    9.  Diamond Offshore Drilling, Inc. 1.50%, due 4/15/31
 5.  Teva Pharmaceutical Industries Ltd. 0.375%, due  11/15/22       10.  Lehman Brothers Holdings, Inc. Series IP 0.25%,due 5/8/10


 6   MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein, CFA, and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests primarily in convertible securities and may spread investments across various types of securities issued by a variety of companies and industries. The Fund invests in high-yield securities and may invest a portion of its assets in nonconvertible debt securities, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents. In implementing these strategies, attention may be given to the anticipated return of the underlying common stock and the credit risk and projected interest return of fixed-income securities. The premium for the convertible security relative to the underlying common stock may also be considered. Securities may be sold if economic, financial, credit, interest-return, or other considerations lead us to believe that the security will not contribute to meeting the Fund's investment objective.

WHAT MAJOR FACTORS INFLUENCED THE MARKET FOR CONVERTIBLE BONDS DURING THE SIX-MONTH REPORTING PERIOD?

Convertible bonds are hybrid instruments whose results are derived from the performance of related equity and fixed-income markets. For the six months ended April 30, 2005, the convertible bond market, as measured by the Merrill Lynch All Convertible Securities Index,(1) returned -2.14%. During the same period, the equity market, as measured by the S&P 500(R) Index,(2) gained 3.28%. Offsetting the rise in equities were several factors that depressed the convertible-bond market. Interest rates rose slightly during the reporting period, with the yield on 10-year Treasuries rising from 4.07% to 4.20%. Credit spreads widened significantly, which further depressed the value of corporate and convertible bonds. In addition, several convertible arbitrage funds that generated poor performance during the past several years were forced to liquidate a portion of their holdings to meet investor redemptions. This selling also had a negative impact on the convertible bond market.

HOW DID THE FUND PERFORM RELATIVE TO THE CONVERTIBLE MARKET AS A WHOLE?

Excluding all sales charges, all of the Fund's share classes outperformed the Merrill Lynch All Convertible Securities Index during the six-month reporting period. The Fund's outperformance was largely because of security and sector selection, as well as the Fund's credit quality. Continuing a theme from last year, the Fund remained heavily overweighted in the energy equipment & services industry. Fund holdings in Halliburton and Schlumberger enhanced results.

Various other Fund holdings also outperformed the benchmark. The Fund continues to hold a large position in the convertible bonds of Whole Foods Markets. The company continues to record outstanding same-store sales and earnings because of the excellent shopping experience Whole Foods Markets affords its customers. The Fund had exposure to TXU, an energy company, whose share price and convertible bonds soared as the company restructured, reduced debt, repurchased shares, and significantly increased earnings per share. TXU also benefited from rising natural-gas prices.

The Fund significantly underweighted the automobiles & components industry group because of weak fundamentals, even though Ford and General Motors have a large presence in the benchmark Index. Since domestic automakers showed weak performance during the reporting period, our decision enhanced the Fund's relative results.

HOW DID YOU POSITION THE FUND FROM A CREDIT PERSPECTIVE DURING THE REPORTING PERIOD?

The relative performance of the Fund was enhanced by the portfolio's above-average credit quality. During the six-month period, interest rates increased slightly and credit spreads widened significantly. As credit spreads widened, lower-quality bonds were hurt the most. The Fund's relatively high credit quality withstood this spread widening better than lower credit-quality convertible bonds in the Merrill Lynch All Convertible Securities Index.

WHICH OF THE FUND'S SECURITIES WERE STRONG PERFORMERS DURING THE REPORTING
PERIOD?

In addition to the previously mentioned holdings, a number of securities from a variety of industries enhanced results. Pride International, a company that leases drilling rigs to energy exploration and produc-


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility.
1. See footnote on page 4 for more information on the Merrill Lynch All Convertible Securities Index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                     www.mainstayfunds.com     7
tion companies, showed strong performance. In addition to reporting earnings well above analysts' expectations, the company demonstrated progress toward improving its leveraged balance sheet.

Although Sirius Satellite still has negative earnings and negative cash-flow, we believe that satellite radio will become a profitable media niche in the coming years. We expect Sirius to add new subscribers as it offers sought-after content such as Howard Stern, sports, and commercial-free music. The company increased its legitimacy among investors when it announced that Mel Karmazin, the former CEO of Infinity Broadcasting, would be the new head of Sirius. We sold the majority of the Fund's position in Sirius bonds after the company's share price doubled in the span of a few months and reached levels that we felt were overvalued. The stock has since pulled back substantially and we recently added to the Fund's position.

WHICH SECURITIES DETRACTED FROM THE FUND'S PERFORMANCE?

Lucent Technologies was the Fund's worst-performing holding in terms of dollars lost. Lucent's shares declined when the company's profitability failed to meet investors' expectations. While Lucent has increased equipment sales to wireless customers, sales of traditional landline products remain very soft. We recently increased the Fund's exposure to Lucent on the belief that the company can take measures to increase profitability going forward.

The share price and convertible bonds of Elan tumbled in February 2005 after the company announced that its recently introduced multiple sclerosis therapy, Tysabri, was pulled from the market. Despite its efficacy, we doubt that Tysabri will return to the market as a heavily prescribed therapy. Fortunately, the Fund's loss in Elan was offset by a large holding in Teva Pharmaceutical Industries, whose own highly profitable multiple sclerosis medication benefited from Elan's troubles. Teva also benefited when it successfully challenged the patent for Fosamax, a widely distributed product from Merck.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We added Carnival Cruise Lines to the portfolio on continuing strength in travel spending by consumers. Occupancy and pricing are up from a year ago, and the number of new ship deliveries has begun to taper off, which should lower the risk of overcapacity. The sharp rise in the price of crude oil recently hurt profitability, but we expect any further rise in the price of crude oil to be moderate.

We initiated a position in Diamond Offshore, which owns and leases drilling rigs to energy exploration and production companies. Estimates for Diamond's earnings continue to increase as the company signs new leases for rigs at continually higher day rates. We purchased Diamond Offshore to replace the Fund's position in BJ Services, an energy-services company whose convertible bonds were called from the Fund by the issuer.

Another significant purchase was Hilton Hotels. The company is benefiting from rising business and leisure travel and the increasing popularity of its time-share units in Florida and Hawaii. As occupancy has risen, the company has been able to raise room rates, and almost all of the increased revenue falls to the bottom line as profit. With its increased cash flow, the company has been aggressive in repurchasing stock, causing its share price and the price of the company's convertible bonds to rise.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

We eliminated Goodyear Tire convertible bonds from the Fund when we felt the securities were fully valued. We sold the Fund's position in Prudential when the company's stock reached our price target. Quest Diagnostics, a leading lab-testing company, called its bonds, which were converted into common stock. We subsequently sold the stock, since its risk/reward profile was less attractive than that of the convertible bonds.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The only significant change was in industrial cyclical holdings, which we reduced from 10.4% of net assets at the beginning of the reporting period to 5.15% at the end. We sold several holdings, including Navistar and Cummins, which saw sharp, but unrepeatable, earnings increases. We slightly decreased our weighting in materials by selling forest products company securities. The Fund's energy weighting increased largely because of market-value appreciation.

As of April 30, 2005, the Fund held 28% of its assets in energy holdings, a significant overweight relative to the 7.2% weighting for peer holdings in the Merrill Lynch All Convertible Securities Index. The Fund was underweighted in information technology because of high valuations, cyclical contingencies, and less-than-stellar fundamentals. The Fund was also meaningfully underweighted in financials and consumer

 8   MainStay Convertible Fund
discretionary, but relatively close to the benchmark's weightings in other sectors.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Despite the negative returns experienced by most convertible investors in the past several months, we believe that the asset class will provide superior returns in the months ahead. Several of the factors that have recently weighed on convertibles should abate or reverse. If the economy continues to grow slowly but steadily, we would anticipate a rally in the equity markets before year-end and would expect further interest-rate hikes to be modest. We would also expect credit spreads to remain constant or tighten slightly. Although hedge funds have been large-scale sellers of convertible bonds to accommodate redemptions, we expect this trend to ease in the coming months, which could help the asset class to return to fair value. Should this occur, convertible bond prices might rise, even if equity and fixed-income markets remain stagnant.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (85.4%)+
------------------------------------------------------------------------------

CONVERTIBLE BONDS (69.7%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.2%)
Invitrogen Corp.
  1.50%, due 2/15/24 (e)                            $ 6,375,000   $  5,896,875
                                                                  ------------

CAPITAL MARKETS (3.6%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21 (f)                       4,140,000      4,579,875
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11 (c)                              6,600,000      5,973,000
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (f)                      2,500,000      2,484,375
Morgan Stanley & Co.
  Series JPM (J.P. Morgan Chase & Co.)
  0.30%, due 7/30/11 (g)                              5,675,000      5,178,437
                                                                  ------------
                                                                    18,215,687
                                                                  ------------
COMMERCIAL BANKS (1.0%)
Wells Fargo & Co.
  1.4438%, due 5/1/33 (d)(e)                          5,345,000      5,315,121
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Connections, Inc.
  2.1938%, due 5/1/22 (d)                             2,765,000      3,221,502
                                                                  ------------

COMMUNICATIONS EQUIPMENT (0.9%)
AudioCodes Ltd.
  2.00%, due 11/9/24 (c)                              1,385,000      1,166,862
CIENA Corp.
  3.75%, due 2/1/08                                   3,035,000      2,553,194
Lucent Technologies, Inc. Series B 2.75%, due
  6/15/25 (e)                                         1,050,000      1,042,125
                                                                  ------------
                                                                     4,762,181
                                                                  ------------
CONSUMER FINANCE (1.0%)
American Express Co.
  1.85%, due 12/1/33 (e)                              5,210,000      5,372,812
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
At Home Corp.
  4.75%, due 12/15/06 (a)(h)                          9,147,056      1,280,588
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC UTILITIES (0.6%)
PG&E Corp.
  9.50%, due 6/30/10                                $ 1,185,000   $  3,266,156
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Flextronics International Ltd.
  1.00%, due 8/1/10 (e)                               5,430,000      5,144,925
Vishay Intertechnology, Inc.
  3.625%, due 8/1/23 (e)                              5,500,000      5,135,625
                                                                  ------------
                                                                    10,280,550
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (19.3%)
V  Cooper Cameron Corp.
  1.50%, due 5/15/24 (e)                             16,055,000     16,717,269
V  Diamond Offshore Drilling, Inc.
  1.50%, due 4/15/31 (e)                              9,220,000     10,084,375
V  Halliburton Co.
  3.125%, due 7/15/23                                18,660,000     23,418,300
V  Pride International, Inc.
  2.50%, due 3/1/07 (e)                              21,160,000     23,540,500
V  Schlumberger Ltd. Series A
  1.50%, due 6/1/23 (e)                              22,490,000     24,457,875
                                                                  ------------
                                                                    98,218,319
                                                                  ------------
FOOD & STAPLES RETAILING (5.6%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17                          5,605,000      5,191,631
V  Lehman Brothers Holdings, Inc.
  Series WFMI (Whole Foods Market, Inc.)
  1.25%, due 3/22/12 (g)                             19,225,000     19,152,906
SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (f)                     12,045,000      4,080,244
                                                                  ------------
                                                                    28,424,781
                                                                  ------------
FOOD PRODUCTS (0.3%)
Bunge Limited Finance Corp.
  3.75%, due 11/15/22                                   840,000      1,491,000
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.5%)
ALZA Corp.
  (zero coupon), due 7/28/20                          7,025,000      6,656,188
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                  3,315,000      4,553,981
  3.25%, due 3/1/24 (e)                               4,635,000      4,745,081
Medtronic, Inc.
  1.25%, due 9/15/21                                  6,935,000      7,004,350
                                                                  ------------
                                                                    22,959,600
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (4.2%)
Carnival Corp.
  1.132%, due 4/29/33                                 6,320,000      4,661,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
V  Hilton Hotels Corp.
  3.375%, due 4/15/23                               $ 9,525,000   $ 10,870,406
International Game Technology
  (zero coupon), due 1/29/33                          8,859,000      5,714,055
                                                                  ------------
                                                                    21,245,461
                                                                  ------------
HOUSEHOLD PRODUCTS (1.0%)
Merrill Lynch & Co., Inc.
  Series PG (Proctor & Gamble Co., The)
  0.40%, due 4/15/10 (c)(g)                           4,520,000      4,926,800
                                                                  ------------
INDUSTRIAL CONGLOMERATES (2.8%)
V  Tyco International Group S.A.
  Series A
  2.75%, due 1/15/18 (o)                             10,445,000     14,505,494
                                                                  ------------

INSURANCE (1.5%)
Aon Corp.
  3.50%, due 11/15/12 (e)                             6,990,000      7,776,375
                                                                  ------------

INTERNET SOFTWARE & SERVICES (1.1%)
Yahoo!, Inc.
  (zero coupon), due 4/1/05 (e)                       3,250,000      5,626,562
                                                                  ------------

IT SERVICES (0.7%)
DST Systems, Inc.
  4.125%, due 8/15/23                                 3,145,000      3,597,094
                                                                  ------------

MEDIA (2.4%)
Lamar Advertising Co.
  2.875%, due 12/31/10                                3,940,000      3,580,475
Liberty Media Corp.
  0.75%, due 3/30/23                                  2,460,000      2,595,300
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09                                    970,000      1,188,250
Walt Disney Co. (The)
  2.125%, due 4/15/23 (e)                             4,835,000      5,100,925
                                                                  ------------
                                                                    12,464,950
                                                                  ------------
METALS & MINING (0.2%)
Placer Dome, Inc.
  2.75%, due 10/15/23 (e)                             1,060,000      1,041,450
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Reliant Energy, Inc.
  5.00%, due 8/15/10                                  2,430,000      2,998,012
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS (1.1%)
Citigroup Global Markets Holdings, Inc.
  Series XOI (American Stock Exchange Oil Index)
  0.25%, due 2/18/10 (g)                            $ 3,115,000   $  5,500,779
                                                                  ------------

PAPER & FOREST PRODUCTS (2.6%)
International Paper Co.
  (zero coupon), due 6/20/21                          6,705,000      3,679,369
V  Lehman Brothers Holdings, Inc.
  Series IP (International Paper Co.)
  0.25%, due 5/8/10 (g)                              10,540,000      9,815,375
                                                                  ------------
                                                                    13,494,744
                                                                  ------------
PHARMACEUTICALS (5.0%)
Elan Capital Corp.
  6.50%, due 11/10/08                                   710,000        611,488
IVAX Corp.
  1.875%, due 12/15/24                                2,700,000      2,899,125
V  Teva Pharmaceutical Industries Ltd.
  0.375%, due 11/15/22                               11,810,000     17,508,325
  Series A
  0.50%, due 2/1/24 (e)                               4,300,000      4,321,500
                                                                  ------------
                                                                    25,340,438
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
ASM International N.V.
  4.25%, due 12/6/11 (c)                              1,395,000      1,293,863
Cymer, Inc.
  3.50%, due 2/15/09                                  2,625,000      2,441,250
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  4,905,000      5,070,544
Vitesse Semiconductor Corp.
  1.50%, due 10/1/24                                  1,675,000      1,388,156
                                                                  ------------
                                                                    10,193,813
                                                                  ------------
SOFTWARE (1.7%)
Computer Associates International, Inc.
  1.625%, due 12/15/09 (e)                            2,745,000      3,867,019
Sybase, Inc.
  1.75%, due 2/22/25 (c)                              4,860,000      4,689,900
                                                                  ------------
                                                                     8,556,919
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE (0.5%)
Morgan Stanley & Co.
  Series CNI (Canadian National Railway Co.)
  (zero coupon), due 5/30/10 (g)                    $ 1,785,000   $  2,671,922
                                                                  ------------

UTILITIES-ELECTRIC & GAS (1.4%)
Lehman Brothers Holdings, Inc.
  Series TXU (The TXU Corp.)
  1.00%, due 11/3/11 (g)                              5,750,000      7,180,313
                                                                  ------------
Total Convertible Bonds
  (Cost $363,285,794)                                              355,826,298
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (15.7%)
------------------------------------------------------------------------------
AIRLINES (0.3%)
Continental Air Finance Trust II
  6.00%                                                  62,800   $  1,452,250
                                                                  ------------

AUTOMOBILES (2.9%)
Ford Motor Co. Captital Trust II
  6.50%                                                 121,000      4,712,950
General Motors Corp.
  4.50% Series A                                        269,965      5,086,141
  6.25% Series C                                        224,487      5,102,589
                                                                  ------------
                                                                    14,901,680
                                                                  ------------
BUILDING PRODUCTS (0.3%)
Owens Corning Capital LLC
  6.50% (c)                                              58,200      1,571,400
                                                                  ------------

CAPITAL MARKETS (1.9%)
Lehman Brothers Holdings, Inc.
  6.25%, Series GIS                                     259,800      6,876,906
State Street Corp.
  6.75%                                                  13,000      2,711,800
                                                                  ------------
                                                                     9,588,706
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.7%)
Lucent Technologies Capital Trust I
  7.75%                                                   9,117      8,572,259
                                                                  ------------
ELECTRIC UTILITIES (0.9%)
FPL Group, Inc.
  8.00% (j)                                              78,800      4,916,332
                                                                  ------------


                                                         SHARES          VALUE
GOVERNMENT AGENCIES (1.6%)
Federal National Mortgage Association
  5.375%                                                     86   $  7,944,068
                                                                  ------------

INSURANCE (1.6%)
Conseco, Inc.
  5.50%                                                 100,900      2,518,464
Hartford Financial Services Group, Inc. (The)
  7.00% (m)                                              83,400      5,504,400
                                                                  ------------
                                                                     8,022,864
                                                                  ------------
MEDIA (0.3%)
Interpublic Group of Cos., Inc. (The)
  5.375%, Series A (e)                                   28,000      1,288,000
                                                                  ------------

METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc.
  5.50%                                                   2,825      2,524,137
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
El Paso Corp.
  9.00% (e)(l)                                           57,400      1,714,538
                                                                  ------------

OFFICE ELECTRONICS (0.5%)
Xerox Corp.
  6.25%                                                  21,600      2,496,960
                                                                  ------------

OIL & GAS (2.0%)
Amerada Hess Corp.
  7.00%                                                  46,000      3,741,180
Chesapeake Energy Corp.
  5.00%                                                  52,100      6,642,750
                                                                  ------------
                                                                    10,383,930
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.9%)
PMI Group, Inc. (The)
  5.875% (k)                                             93,100      2,076,130
Sovereign Capital Trust IV
  4.375%                                                 62,000      2,766,750
                                                                  ------------
                                                                     4,842,880
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $82,816,191)                                                80,220,004
                                                                  ------------
Total Convertible Securities
  (Cost $446,101,985)                                              436,046,302
                                                                  ------------

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (9.8%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.5%)
Bank of New York Co., Inc. (The)                        139,600   $  3,900,424
S&P 500 Depository Receipt (e)(n)                        30,400      3,518,800
                                                                  ------------
                                                                     7,419,224
                                                                  ------------
CONSTRUCTION & ENGINEERING (0.4%)
Dycom Industries, Inc. (a)                               88,000      2,046,880
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Citigroup, Inc.                                          87,670      4,116,983
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (4.4%)
BJ Services Co.                                          52,000      2,535,000
Cooper Cameron Corp. (a)                                 35,600      1,955,864
Grant Prideco, Inc. (a)                                  94,000      2,082,100
Input/Output, Inc. (a)(e)                               171,900      1,038,276
Rowan Cos., Inc. (a)                                    182,100      4,831,113
Tidewater, Inc.                                         153,900      5,304,933
Transocean, Inc. (a)                                    102,800      4,766,836
                                                                  ------------
                                                                    22,514,122
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%) (B)
FHC Delaware, Inc. (a)(i)                                54,216            542
                                                                  ------------
MEDIA (0.3%)
Time Warner, Inc. (a)                                    58,700        986,747
XM Satellite Radio Holdings, Inc.
  Class A (a)                                            22,200        615,828
                                                                  ------------
                                                                     1,602,575
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)                                     199,300      3,204,744
                                                                  ------------

PHARMACEUTICALS (0.8%)
Merck & Co., Inc.                                       122,700      4,159,530
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Semiconductors Holders Trust                             53,900      1,663,893
                                                                  ------------

SOFTWARE (0.7%)
Microsoft Corp.                                         130,300      3,296,590
                                                                  ------------
Total Common Stocks
  (Cost $46,600,974)                                                50,025,083
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BOND (1.7%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.7%)
Genzyme Corp.
  1.25%, due 12/1/23 (e)                            $ 8,510,000   $  8,754,663
                                                                  ------------
Total Corporate Bond
  (Cost $8,711,746)                                                  8,754,663
                                                                  ------------

SHORT-TERM INVESTMENTS (17.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.1%)
American General Finance Corp.
  2.86%, due 5/4/05                                   5,000,000      4,998,808
Toyota Motor Credit Corp.
  2.80%, due 5/5/05                                   4,205,000      4,203,690
UBS Finance LLC.
  2.93%, due 5/2/05                                   8,265,000      8,264,327
USAA Capital Corp.
  2.92%, due 5/13/05                                  2,965,000      2,962,113
                                                                  ------------
Total Commercial Paper
  (Cost $20,428,938)                                                20,428,938
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.0%) (B)
AIM Institutional Funds Group (p)                       140,598        140,598
                                                                  ------------
Total Investment Company
  (Cost $140,598)                                                      140,598
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (2.2%)
Banc of America Securities
  3.0799%, due 5/2/05 (p)                           $11,067,000     11,067,000
                                                                  ------------
Total Master Note
  (Cost $11,067,000)                                                11,067,000
                                                                  ------------
REPURCHASE AGREEMENTS (10.9%)
CS First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $7,909,010 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $8,302,186 and a Market
  Value of $8,065,349)                                7,907,000      7,907,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Dresdner Kleinwort Securities
  3.0699%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $12,503,198 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $13,163,583 and a Market
  Value of $13,125,113)                             $12,500,000   $ 12,500,000
Lehman Brothers, Inc.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $8,656,200 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $17,507,849 and a Market
  Value of $9,086,457)                                8,654,000      8,654,000
Merrill Lynch & Co., Inc.
  3.08%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $10,240,628 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $10,372,754 and a Market
  Value of $10,749,991)                              10,238,000     10,238,000
Morgan Stanley & Co.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $16,504,194 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $17,763,676 and a Market
  Value of $17,035,791)                              16,500,000     16,500,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $55,799,000)                                                55,799,000
                                                                  ------------
Total Short-Term Investments
  (Cost $87,435,536)                                                87,435,536
                                                                  ------------
Total Investments
  (Cost $588,850,241) (q)                                 114.1%   582,261,584(r)
Liabilities in Excess of
  Cash and Other Assets                                   (14.1)   (72,078,357)
                                                    -----------   ------------
Net Assets                                                100.0%  $510,183,227
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at April 30, 2005.
(e) Represents a security, or a portion thereof, which is out on loan.
(f) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g) Synthetic Convertible -- An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(h)  Issuer in default.
(i) Fair valued security. The total market value of these securities at April 30, 2005 is $542, less than 0.1% of the Fund's net assets.
(j) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by February 16, 2006.
(k) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $25.00 by November 15, 2006.
(l) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2005.
(m) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(n) Exchange Traded Fund -- Represents a basket of securities that are traded on an exchange.
(o) Yankee Bond -- Dollar denominated bonds issued in the United States by foreign banks and corporations.
(p) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q) The cost for federal income tax purposes is $590,551,261.
(r)  At April 30, 2005 net unrealized depreciation was
     $8,289,677, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,531,267 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $29,820,944.

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $588,850,241) including
  $63,811,981 market value of securities
  loaned                                        $582,261,584
Deposit with broker for securities loaned              8,068
Cash                                                   2,942
Receivables:
  Dividends and interest                           2,045,384
  Fund shares sold                                   334,812
Other assets                                          40,086
                                                ------------
    Total assets                                 584,692,876
                                                ------------
LIABILITIES:
Securities lending collateral                     67,014,666
Payables:
  Investment securities purchased                  5,494,575
  Fund shares redeemed                               708,092
  Transfer agent                                     558,351
  NYLIFE Distributors                                372,110
  Manager                                            234,050
  Custodian                                            6,018
  Trustees                                             3,641
Accrued expenses                                     118,146
                                                ------------
    Total liabilities                             74,509,649
                                                ------------
Net assets                                      $510,183,227
                                                ============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     75,377
  Class B                                            320,408
  Class C                                             20,071
Additional paid-in capital                       576,609,150
Accumulated undistributed net investment
  income                                             637,790
Accumulated net realized loss on investment      (60,890,912)
Net unrealized depreciation on investments        (6,588,657)
                                                ------------
Net assets                                      $510,183,227
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 92,546,727
                                                ============
Shares of beneficial interest outstanding          7,537,740
                                                ============
Net asset value per share outstanding           $      12.28
Maximum sales charge (5.50% of offering price)          0.71
                                                ------------
Maximum offering price per share outstanding    $      12.99
                                                ============
CLASS B
Net assets applicable to outstanding shares     $393,017,277
                                                ============
Shares of beneficial interest outstanding         32,040,818
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.27
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 24,619,223
                                                ============
Shares of beneficial interest outstanding          2,007,078
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.27
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  3,280,317
  Dividends                                        3,082,089
  Income from securities loaned -- net               199,172
                                                ------------
    Total Income                                   6,561,578
                                                ------------
EXPENSES:
  Manager                                          1,962,318
  Distribution -- Class B                          1,595,002
  Distribution -- Class C                             98,773
  Transfer agent                                     839,224
  Service -- Class A                                 121,414
  Service -- Class B                                 531,612
  Service -- Class C                                  32,924
  Shareholder communication                           69,955
  Professional                                        55,855
  Recordkeeping                                       40,661
  Custodian                                           30,862
  Registration                                        26,378
  Trustees                                            16,402
  Miscellaneous                                       19,939
                                                ------------
    Total expenses before waiver/reimbursement     5,441,319
  Fees waived/reimbursed by Manager and
    Subadvisor                                      (400,847)
                                                ------------
    Net expenses                                   5,040,472
                                                ------------
Net investment income                              1,521,106
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                  26,407,881
                                                ------------
Net change in unrealized appreciation on
  investments                                    (18,296,134)
                                                ------------
Net realized and unrealized gain on
  investments                                      8,111,747
                                                ------------
Net increase in net assets resulting from
  operations                                    $  9,632,853
                                                ============

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,521,106   $   3,550,913
 Net realized gain on investments      26,407,881      34,244,695
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                        (18,296,134)    (17,030,732)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             9,632,853      20,764,876
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (272,760)     (1,319,769)
   Class B                               (376,892)     (2,780,272)
   Class C                                (23,155)       (173,958)
                                     ----------------------------
 Total dividends to shareholders         (672,807)     (4,273,999)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             11,387,152      33,706,889
   Class B                              7,382,818      28,550,484
   Class C                              1,608,956       9,747,429

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends
   Class A                                238,108       1,139,095
   Class B                                347,064       2,561,103
   Class C                                 16,709         119,314
                                     ----------------------------
                                       20,980,807      75,824,314
 Cost of shares redeemed::
   Class A                            (15,683,266)    (31,970,061)
   Class B                            (51,981,926)    (84,733,276)
   Class C                             (4,475,287)     (9,608,010)
                                     ----------------------------
                                      (72,140,479)   (126,311,347)
    Decrease in net assets derived
     from capital share
     transactions                     (51,159,672)    (50,487,033)
                                     ----------------------------
    Net decrease in net assets        (42,199,626)    (33,996,156)

                                             2005            2004

NET ASSETS:
Beginning of period                  $552,382,853   $ 586,379,009
                                     ----------------------------
End of period                        $510,183,227   $ 552,382,853
                                     ============================
Accumulated undistributed net
 investment income (distributions
 in excess of net investment
 income) at end of period            $    637,790   $    (210,509)
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                           JANUARY 1,
                                SIX MONTHS                    2003                         CLASS A
                                  ENDED      YEAR ENDED      THROUGH     -------------------------------------------
                                APRIL 30,    OCTOBER 31,   OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                  2005*         2004         2003**       2002         2001         2000      1999
Net asset value at beginning
  of period                      $ 12.10       $ 11.78       $ 10.31     $ 11.58      $ 12.45      $ 14.53   $ 12.49
                                 -------       -------       -------     -------      -------      -------   -------
Net investment income               0.05          0.15          0.16        0.25         0.36(d)      0.56      0.55
Net realized and unrealized
  gain (loss) on investments        0.16          0.34          1.46       (1.27)       (0.87)(d)     0.42      3.55
Net realized and unrealized
  gain (loss) on foreign
  currency transactions               --            --            --       (0.00)(b)     0.00(b)      0.01     (0.00)(b)
                                 -------       -------       -------     -------      -------      -------   -------
Total from investment
  operations                        0.21          0.49          1.62       (1.02)       (0.51)        0.99      4.10
                                 -------       -------       -------     -------      -------      -------   -------
Less dividends and
  distributions:
  From net investment income       (0.03)        (0.17)        (0.15)      (0.25)       (0.36)       (0.57)    (0.52)
  From net realized gain on
    investments                       --            --            --          --           --        (2.50)    (1.54)
                                 -------       -------       -------     -------      -------      -------   -------
Total dividends and
  distributions                    (0.03)        (0.17)        (0.15)      (0.25)       (0.36)       (3.07)    (2.06)
                                 -------       -------       -------     -------      -------      -------   -------
Net asset value at end of
  period                         $ 12.28       $ 12.10       $ 11.78     $ 10.31      $ 11.58      $ 12.45   $ 14.53
                                 =======       =======       =======     =======      =======      =======   =======
Total investment return (a)         1.76%(c)      4.11%        15.86%(c)   (8.88%)      (4.01%)       7.24%    33.91%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        1.17%+        1.22%         1.85%+      2.30%        2.97%(d)     3.63%     3.84%
    Net Expenses                    1.22%+        1.34%         1.38%+      1.37%        1.29%        1.24%     1.29%
    Expenses (before
      waiver/reimbursement)         1.37%+        1.35%         1.38%+      1.37%        1.29%        1.24%     1.29%
Portfolio turnover rate               47%           96%           73%         94%         175%         245%      374%
Net assets at end of period
  (in 000's)                     $92,547       $95,015       $89,751     $66,871      $74,317      $70,915   $46,254

                                                           JANUARY 1,
                                SIX MONTHS                    2003                        CLASS C
                                  ENDED      YEAR ENDED      THROUGH     -----------------------------------------
                                APRIL 30,    OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                  2005*         2004         2003**       2002         2001         2000     1999
Net asset value at beginning
  of period                      $ 12.11       $ 11.79       $ 10.33     $ 11.59      $ 12.46      $14.53   $12.49
                                 -------       -------       -------     -------      -------      ------   ------
Net investment income (loss)        0.02          0.06          0.10        0.17         0.27(d)     0.45     0.44
Net realized and unrealized
  gain (loss) on investments        0.15          0.33          1.45       (1.27)       (0.87)(d)    0.43     3.55
Net realized and unrealized
  gain (loss) on foreign
  currency transactions               --            --            --       (0.00)(b)     0.00(b)     0.01    (0.00)(b)
                                 -------       -------       -------     -------      -------      ------   ------
Total from investment
  operations                        0.17          0.39          1.55       (1.10)       (0.60)       0.89     3.99
                                 -------       -------       -------     -------      -------      ------   ------
Less dividends and
  distributions:
  From net investment income       (0.01)        (0.07)        (0.09)      (0.16)       (0.27)      (0.46)   (0.41)
  From net realized gain on
    investments                       --            --            --          --           --       (2.50)   (1.54)
                                 -------       -------       -------     -------      -------      ------   ------
Total dividends and
  distributions                    (0.01)        (0.07)        (0.09)      (0.16)       (0.27)      (2.96)   (1.95)
                                 -------       -------       -------     -------      -------      ------   ------
Net asset value at end of
  period                         $ 12.27       $ 12.11       $ 11.79     $ 10.33      $ 11.59      $12.46   $14.53
                                 =======       =======       =======     =======      =======      ======   ======
Total investment return (a)         1.41%(c)      3.32%        15.09%(c)   (9.50%)      (4.76%)      6.51%   32.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.42%+        0.47%         1.10%+      1.55%        2.22%(d)    2.88%    3.09%
    Net Expenses                    1.97%+        2.09%         2.13%+      2.12%        2.04%       1.99%    2.04%
    Expenses (before
      waiver/reimbursement)         2.12%+        2.10%         2.13%+      2.12%        2.04%       1.99%    2.04%
Portfolio turnover rate               47%           96%           73%         94%         175%        245%     374%
Net assets at end of period
  (in 000's)                     $24,619       $27,041       $26,079     $15,289      $13,241      $7,946   $1,329

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debts securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per shares ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                          (0.07%)       (0.07%)       (0.07%)

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                               CLASS B
      ENDED         YEAR ENDED         THROUGH        --------------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                   YEAR ENDED DECEMBER 31,
      2005*            2004            2003**           2002          2001          2000          1999
     $  12.11        $  11.79         $  10.33        $  11.59      $  12.46      $  14.53      $  12.49
     --------        --------         --------        --------      --------      --------      --------
         0.02            0.06             0.10            0.17          0.27(d)       0.45          0.44
         0.15            0.33             1.45           (1.27)        (0.87)(d)      0.43          3.55
           --              --               --           (0.00)(b)     (0.00)(b)      0.01         (0.00)(b)
     --------        --------         --------        --------      --------      --------      --------
         0.17            0.39             1.55           (1.10)        (0.60)         0.89          3.99
     --------        --------         --------        --------      --------      --------      --------
        (0.01)          (0.07)           (0.09)          (0.16)        (0.27)        (0.46)        (0.41)
           --              --               --              --            --         (2.50)        (1.54)
     --------        --------         --------        --------      --------      --------      --------
        (0.01)          (0.07)           (0.09)          (0.16)        (0.27)        (2.96)        (1.95)
     --------        --------         --------        --------      --------      --------      --------
     $  12.27        $  12.11         $  11.79        $  10.33      $  11.59      $  12.46      $  14.53
     ========        ========         ========        ========      ========      ========      ========
         1.41%(c)        3.32%           15.09%(c)       (9.50%)       (4.76%)        6.51%        32.90%
         0.42%+          0.47%            1.10%+          1.55%         2.22%(d)      2.88%         3.09%
         1.97%+          2.09%            2.13%+          2.12%         2.04%         1.99%         2.04%
         2.12%+          2.10%            2.13%+          2.12%         2.04%         1.99%         2.04%
           47%             96%              73%             94%          175%          245%          374%
     $393,017        $430,326         $470,549        $436,572      $561,254      $655,343      $658,197

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2005, the Fund held securities with a value of $542 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future

 20   MainStay Convertible Fund
date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

(E) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.

                                                    www.mainstayfunds.com     21

Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. In addition, effective August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.05% to 0.67% on assets up to $500 million, 0.62% on assets from $500 million to $1 billion and 0.057% on assets in excess of $1 billion. Effective December 1, 2004, NYLIM has also agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.20%, 1.95% and 1.95% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2005, the Manager earned from the Fund $1,962,318, and waived its fees and/or reimbursed expenses in the amount of $400,847.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with

 22   MainStay Convertible Fund

NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $29,143 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,665, $136,560 and $3,239, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $839,224.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Convertible Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $9,774 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $40,661 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $85,597,773 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2009                   $18,796
            2010                    61,799
            2011                     5,003
  ---------------------------------------------
                                   $85,598
  ---------------------------------------------

                                                    www.mainstayfunds.com     23

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $250,571 and $293,378, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $63,811,981. The Fund received $67,014,666 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.


NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2005*
                                CLASS A   CLASS B   CLASS C

Shares sold                        901       581      127
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     19        27        1
-----------------------------------------------------------
                                   920       608      128
-----------------------------------------------------------
Shares redeemed                 (1,235)   (4,100)    (354)
-----------------------------------------------------------
Net increase (decrease)            315    (3,492)    (226)
-----------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                      2,739     2,319      794
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     93       208       10
-----------------------------------------------------------
                                 2,832     2,527      804
-----------------------------------------------------------
Shares redeemed                 (2,599)   (6,910)    (783)
-----------------------------------------------------------
Net increase (decrease)            233    (4,383)      21
-----------------------------------------------------------

* Unaudited.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 24   MainStay Convertible Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Convertible Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 28   MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     29

                       This page intentionally left blank

                               [True Blank Page]

(MAINSTAY LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A07152         (RECYCLE LOGO)                        MS225-05  MSC10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Equity Index Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.
Sincerely,


/s/ Christopher O. Blunt

Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              18
----------------------------------------------------

Notes to Financial Statements                     22
----------------------------------------------------
Trustees and Officers                             26
----------------------------------------------------

Proxy Voting Policies and Procedures              29
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        29
----------------------------------------------------

MainStay Funds                                    30

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.16%   2.34%  -4.29%   9.01%
Excluding sales charges   2.92    5.50   -3.71    9.34

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                          CLASS A                              S&P
                                                                          -------                              ---
04/30/95                                                                $  9,700.00                        $ 10,000.00
                                                                          12,488.90                          13,021.20
                                                                          15,510.20                          16,294.00
                                                                          21,687.40                          22,985.40
                                                                          26,225.50                          28,001.30
                                                                          28,616.80                          30,837.40
                                                                          24,782.10                          26,837.20
                                                                          21,448.90                          23,448.50
                                                                          18,445.90                          20,328.10
                                                                          22,451.90                          24,978.50
04/30/05                                                                  23,687.30                          26,561.90

  --   MainStay Equity Index Fund  --   S&P 500 Index

                                                      SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                MONTHS   YEAR   YEARS   YEARS

S&P 500(R) Index(1)                                   3.28%   6.34%  -2.94%  10.26%
Average Lipper S&P 500 Index objective fund (2)       3.01    5.75   -3.47    9.83

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graph assumes an initial investment of $10,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%.

1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Equity Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                              VALUE
                                                             ENDING ACCOUNT                 (BASED ON
                                                              VALUE (BASED                 HYPOTHETICAL
                                                 BEGINNING     ON ACTUAL      EXPENSES      5% RETURN      EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID        AND ACTUAL       PAID
                                                   VALUE       EXPENSES)       DURING       EXPENSES)       DURING
SHARE CLASS                                       11/1/04       4/30/05       PERIOD(1)      4/30/05       PERIOD(1)

CLASS A SHARES                                   $1,000.00     $1,029.35        $3.87       $1,021.15        $3.86
--------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of 0.77% multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                                                     SHORT-TERM INVESTMENTS                  OTHER ASSETS
-------------                                                     ----------------------        ---------------------------------
92.8                                                                       7.50                               -0.3

See Portfolio of Investments on page 9 for specific holdings within these categories.

  TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.                            6.  Pfizer, Inc.
 2.  ExxonMobil Corp.                                7.  Bank of America Corp.
 3.  Microsoft Corp.                                 8.  Wal-Mart Stores, Inc.
 4.  Citigroup, Inc.                                 9.  Intel Corp.
 5.  Johnson & Johnson                              10.  Procter & Gamble Co. (The)



 6   MainStay Equity Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index(1) in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

For much of the six-month reporting period, U.S. equity market sentiment was subdued, as factors such as crude-oil price fluctuations, job-growth concerns, the declining value of the U.S. dollar versus other major currencies, and instability in the Middle East continued to affect the U.S. economy. During the reporting period, the Federal Open Market Committee raised the federal funds target rate 25 basis points four times--in November and December 2004 and in February and March 2005. (A basis point is 1/100th of one percentage point.) These four rate hikes brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. The economy appears to be well on its way to recovery after the 2001 recession, and the Federal Reserve is now trying to ease inflation.

Broadly watched equity indices ended the six-month reporting period with mixed results. Mid-capitalization stocks performed best, followed by large-capitalization and then small-capitalization stocks. The market clearly favored value equities over growth stocks for large- and mid-cap issues, although different data sources suggested different style preferences among small-cap issues.(2)

WHAT WERE THE BEST-PERFORMING INDUSTRY GROUPS(3) IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

From a total-return perspective, health care equipment & services (+18.40%)(4) was the best-performing industry group for the six months ended April 30, 2005. Other top-performing industry groups included utilities (+16.32%), energy (+15.88%), food beverage & tobacco (+12.99%), and household & personal products (+10.35%).

Some of the industry groups with the highest total returns were among the strongest contributors to the performance of the Index. Other industry groups, however, had a strong impact on Index performance because of higher weightings, despite lower total returns. On the basis of impact, which takes weightings and total returns both into account, the leading industry group was energy (+15.88%), followed by health care equipment & services (+18.40%), food, beverage & tobacco (+12.99%), capital goods (+5.85%), and pharmaceuticals & biotechnology (+6.34%).

WHICH INDUSTRY GROUPS WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing industry groups in the Index for the six-month reporting period were automobiles & components (-23.89%), technology hardware & equipment (-6.86%), retailing (-6.85%), transportation (-4.91%), and food & staples retailing (-4.64%).

For the six months ended April 30, 2005, technology hardware & equipment (-6.86%) was the industry group with the greatest negative impact on the performance of the Index when weightings and

The Fund was closed to new purchases as of January 1, 2002. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 4 for more information on the S&P 500(R) Index.
2. Specifically, for the six months ended April 30, 2005, the Russell 2000(R) Growth Index underperformed the Russell 2000(R) Value Index, while the S&P SmallCap 600/Barra Growth Index outperformed the S&P SmallCap 600/Barra Value Index. Each of these indices is unmanaged, contains different issues, and is considered to be representative of small-cap growth or small-cap value stocks, as the index name suggests. An investment cannot be made directly into an index.
3. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the semiannual report reflect industry group and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
4. Performance percentages reflect the total-return performance, including reinvestment of all dividends and capital gains, of the industry groups or the securities mentioned for the six months ended April 30, 2005. Purchases and sales within the Fund's portfolio may cause the performance of Fund holdings to differ from that of the industry groups or securities themselves.

                                                     www.mainstayfunds.com     7
total returns were both considered. Retailing (-6.85%) was next, followed by automobiles & components (-23.89%), food & staples retailing (-4.64%), and media (-1.16%).

WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING
PERIOD?

For the six months ended April 30, 2005, the S&P 500(R) Index company with the best total return was Humana (+80.94%). Valero Energy (+60.00%) had the second-best total return, followed by WellPoint (+58.89%), Aetna (+54.52%), and HCA (+52.89%).

As impressive as these returns may be, the five stocks that made the greatest positive contribution to the performance of the S&P 500(R) Index all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for the six-month reporting period was ExxonMobil (+17.07%), followed by Altria Group (+37.24%), Johnson & Johnson (+18.61%), General Electric (+7.39%), and Citigroup (+7.80%).

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

For the six months ended April 30, 2005, the S&P 500(R) Index stock with the worst total return was Delphi (-60.17%). Other particularly weak performers included JDS Uniphase (-53.31%), Sanmina-SCI (-50.00%), Maytag (-43.15%), and Gateway (-41.71%).

On the basis of impact, which takes weightings and total returns both into account, Wal-Mart Stores (-12.10%) made the greatest negative contribution to the performance of the Index for the six-month reporting period. American International Group (-15.98%) was next, followed by eBay (-35.04%), International Business Machines (-14.57%), and Fannie Mae (-22.40%).

WERE ANY CHANGES MADE TO THE FUND OR TO THE INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the six-months ended April 30, 2005, nine companies were added to the S&P 500(R) Index and nine companies were deleted from it.

Among the additions were such well-known companies as Archstone-Smith Trust, L-3 Communications Holdings, News Corp., and XTO Energy. Among the deletions were familiar names such as Deluxe, PeopleSoft, WellPoint Health Networks, Winn-Dixie, and Worthington Industries. Sears, Roebuck merged with Kmart and was deleted from the Index but simultaneously reappeared as Sears Holdings. Adolf Coors merged with Molson and was deleted when Molson Coors Brewing was added to the Index.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

As always, the markets will continue to be buffeted by shifting economic, monetary, and geopolitical variables. Because we are index investors, however, we do not attempt to predict how specific forces will affect the stock market. Instead, we seek to track the performance of the S&P 500(R) Index wherever the markets may move.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (92.8%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
Boeing Co. (The)                                           41,999   $  2,499,780
General Dynamics Corp.                                     10,033      1,053,967
Goodrich Corp.                                              5,996        241,639
Honeywell International, Inc.                              42,902      1,534,176
L-3 Communications Holdings, Inc.                           5,794        411,200
Lockheed Martin Corp.                                      20,253      1,234,420
Northrop Grumman Corp.                                     18,229        999,678
Raytheon Co.                                               22,837        858,900
Rockwell Collins, Inc.                                      8,979        411,957
United Technologies Corp.                                  25,816      2,626,003
                                                                    ------------
                                                                      11,871,720
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                                15,153      1,287,247
Ryder System, Inc.                                          3,208        118,471
United Parcel Service, Inc. Class B                        56,392      4,021,314
                                                                    ------------
                                                                       5,427,032
                                                                    ------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)(d)                                6,764         22,254
Southwest Airlines Co.                                     37,688        560,797
                                                                    ------------
                                                                         583,051
                                                                    ------------
AUTO COMPONENTS (0.1%)
Cooper Tire & Rubber Co.                                    3,590         62,645
Dana Corp.                                                  7,518         85,856
Delphi Corp.                                               28,133         92,839
Goodyear Tire & Rubber Co. (The) (a)                        8,852        105,073
Johnson Controls, Inc.                                      9,542        523,570
Visteon Corp. (a)                                           6,529         22,851
                                                                    ------------
                                                                         892,834
                                                                    ------------
AUTOMOBILES (0.4%)
Ford Motor Co.                                             92,036        838,448
General Motors Corp. (d)                                   28,536        761,340
Harley-Davidson, Inc.                                      14,683        690,395
                                                                    ------------
                                                                       2,290,183
                                                                    ------------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc.                                  39,262      1,840,210
Brown-Forman Corp. Class B                                  4,544        252,192
Coca-Cola Co. (The) (c)                                   114,410      4,969,970
Coca-Cola Enterprises, Inc.                                17,849        362,335
Molson Coors Brewing Co. Class B                            3,949        243,851
Pepsi Bottling Group, Inc. (The)                            9,964        285,668
PepsiCo, Inc.                                              84,586      4,706,365
                                                                    ------------
                                                                      12,660,591
                                                                    ------------


                                                           SHARES          VALUE
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)                                            63,281   $  3,683,587
Biogen Idec, Inc. (a)                                      16,710        605,570
Chiron Corp. (a)                                            7,487        255,681
Genzyme Corp. (a)                                          12,462        730,398
Gilead Sciences, Inc. (a)                                  21,781        808,075
Medimmune, Inc. (a)                                        12,512        317,429
                                                                    ------------
                                                                       6,400,740
                                                                    ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                                9,051        404,670
Masco Corp.                                                22,547        710,005
                                                                    ------------
                                                                       1,114,675
                                                                    ------------
CAPITAL MARKETS (2.6%)
Bank of New York Co., Inc. (The)                           39,148      1,093,795
Bear Stearns Cos., Inc. (The)                               5,692        538,805
Charles Schwab Corp. (The)                                 57,997        600,269
E*TRADE Financial Corp. (a)                                18,525        205,813
Federated Investors, Inc. Class B                           5,041        143,416
Franklin Resources, Inc.                                   10,012        687,624
Goldman Sachs Group, Inc. (The)                            22,543      2,407,367
Janus Capital Group, Inc.                                  11,916        154,789
Lehman Brothers Holdings, Inc.                             13,938      1,278,393
Mellon Financial Corp.                                     21,356        591,348
Merrill Lynch & Co., Inc.                                  46,821      2,525,057
Morgan Stanley                                             56,176      2,955,981
Northern Trust Corp.                                       10,276        462,728
State Street Corp.                                         16,771        775,323
T. Rowe Price Group, Inc.                                   6,319        348,619
                                                                    ------------
                                                                      14,769,327
                                                                    ------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                             11,439        671,812
Dow Chemical Co. (The)                                     48,099      2,209,187
E.I. du Pont de Nemours & Co.                              50,354      2,372,177
Eastman Chemical Co.                                        3,932        212,328
Ecolab, Inc.                                               11,182        365,763
Engelhard Corp.                                             6,178        189,232
Great Lakes Chemical Corp.                                  2,535         78,686
Hercules, Inc. (a)                                          5,667         74,974
International Flavors & Fragrances, Inc.                    4,541        172,104
Monsanto Co.                                               13,409        786,036
PPG Industries, Inc.                                        8,691        587,077
Praxair, Inc.                                              16,252        761,081

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
xRohm & Haas Co.                                            9,799   $    427,824
Sigma-Aldrich Corp.                                         3,434        200,650
                                                                    ------------
                                                                       9,108,931
                                                                    ------------
COMMERCIAL BANKS (5.5%)
AmSouth Bancorp                                            17,733        466,733
V  Bank of America Corp.                                  204,276      9,200,591
BB&T Corp.                                                 27,626      1,083,215
Comerica, Inc.                                              8,592        491,978
Compass Bancshares, Inc.                                    6,155        264,788
Fifth Third Bancorp                                        26,237      1,141,310
First Horizon National Corp.                                6,176        256,489
Huntington Bancshares, Inc.                                11,576        272,152
KeyCorp                                                    20,453        678,221
M&T Bank Corp.                                              4,907        507,629
Marshall & Ilsley Corp.                                    10,534        449,170
National City Corp.                                        30,018      1,019,411
North Fork Bancorporation, Inc.                            23,689        666,845
PNC Financial Services Group, Inc. (The)                   14,232        757,569
Regions Financial Corp.                                    23,350        781,992
SunTrust Banks, Inc.                                       17,135      1,247,942
Synovus Financial Corp.                                    15,572        436,483
U.S. Bancorp                                               93,399      2,605,832
Wachovia Corp.                                             80,000      4,094,400
Wells Fargo & Co.                                          85,429      5,120,614
Zions Bancorp                                               4,514        316,116
                                                                    ------------
                                                                      31,859,480
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Allied Waste Industries, Inc. (a)                          14,490        115,775
Apollo Group, Inc. Class A (a)                              8,394        605,375
Avery Dennison Corp.                                        5,139        269,027
Cendant Corp.                                              53,159      1,058,396
Cintas Corp.                                                7,569        292,088
Donnelley (R.R.) & Sons Co.                                10,921        359,410
Equifax, Inc.                                               6,807        229,056
H&R Block, Inc.                                             8,322        414,519
Monster Worldwide, Inc. (a)                                 6,025        138,635
Pitney Bowes, Inc.                                         11,575        517,634
Robert Half International, Inc.                             8,175        202,903
Waste Management, Inc.                                     28,599        814,785
                                                                    ------------
                                                                       5,017,603
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications, Inc. (a)                           40,701         92,391
Andrew Corp. (a)                                            8,066         98,970
Avaya, Inc. (a)                                            23,599        204,839
CIENA Corp. (a)                                            28,685         65,976


                                                           SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Cisco Systems, Inc. (a)                                   325,801   $  5,629,841
Comverse Technology, Inc. (a)                               9,911        225,872
Corning, Inc. (a)                                          70,617        970,984
JDS Uniphase Corp. (a)                                     72,462        107,244
Lucent Technologies, Inc. (a)                             222,208        539,965
Motorola, Inc.                                            123,762      1,898,509
QLogic Corp. (a)                                            4,619        153,536
QUALCOMM, Inc.                                             82,906      2,892,590
Scientific-Atlanta, Inc.                                    7,670        234,549
Tellabs, Inc. (a)                                          23,162        179,737
                                                                    ------------
                                                                      13,295,003
                                                                    ------------
COMPUTERS & PERIPHERALS (3.2%)
Apple Computer, Inc. (a)                                   41,227      1,486,646
Dell, Inc. (a)                                            124,044      4,320,452
EMC Corp. (a)                                             121,082      1,588,596
Gateway, Inc. (a)                                          16,389         55,886
Hewlett-Packard Co.                                       146,177      2,992,243
International Business Machines Corp.                      82,265      6,283,401
Lexmark International, Inc. Class A (a)                     6,429        446,494
NCR Corp. (a)                                               9,394        310,002
Network Appliance, Inc. (a)                                18,470        491,856
Sun Microsystems, Inc. (a)                                169,171        614,091
                                                                    ------------
                                                                      18,589,667
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp.                                                 4,257        219,491
                                                                    ------------

CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co.                                        5,160        273,686
                                                                    ------------

CONSUMER FINANCE (1.1%)
American Express Co.                                       59,125      3,115,888
Capital One Financial Corp.                                12,450        882,581
MBNA Corp.                                                 64,241      1,268,760
Providian Financial Corp. (a)                              14,700        245,049
SLM Corp.                                                  21,627      1,030,309
                                                                    ------------
                                                                       6,542,587
                                                                    ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                  5,552        219,304
Bemis Co., Inc.                                             5,367        147,914
Pactiv Corp. (a)                                            7,496        160,714
Sealed Air Corp. (a)                                        4,232        204,998
Temple-Inland, Inc.                                         5,716        192,915
                                                                    ------------
                                                                         925,845
                                                                    ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                           8,750        375,375
                                                                    ------------

 10   MAINSTAY EQUITY INDEX FUND    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
CIT Group, Inc.                                            10,545   $    424,753
V  Citigroup, Inc.                                        263,389     12,368,747
JPMorgan Chase & Co.                                      179,426      6,367,829
Moody's Corp.                                               6,874        564,630
Principal Financial Group, Inc.                            15,206        594,250
                                                                    ------------
                                                                      20,320,209
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
ALLTEL Corp.                                               15,234        867,129
AT&T Corp.                                                 39,994        765,085
BellSouth Corp.                                            92,176      2,441,742
CenturyTel, Inc.                                            6,752        207,219
Citizens Communications Co.                                16,691        212,810
Qwest Communications International, Inc. (a)(d)            86,469        295,724
SBC Communications, Inc.                                  166,302      3,957,988
Sprint Corp.                                               74,381      1,655,721
Verizon Communications, Inc.                              139,881      5,007,739
                                                                    ------------
                                                                      15,411,757
                                                                    ------------
ELECTRIC UTILITIES (2.5%)
Allegheny Energy, Inc. (a)                                  6,910        168,880
Ameren Corp.                                                9,803        506,815
American Electric Power Co., Inc.                          19,343        681,260
Carolina Power & Light                                     12,388        520,172
CenterPoint Energy, Inc.                                   14,842        175,729
Cinergy Corp.                                               9,615        380,754
CMS Energy Corp. (a)                                       10,816        139,743
Consolidated Edison, Inc.                                  12,174        526,891
Dominion Resources, Inc.                                   17,181      1,295,425
DTE Energy Co.                                              8,704        399,949
Edison International                                       16,319        592,380
Entergy Corp.                                              10,684        783,137
Exelon Corp.                                               33,454      1,655,973
FirstEnergy Corp.                                          16,541        719,864
FPL Group, Inc.                                            19,740        805,787
PG&E Corp.                                                 18,212        632,321
Pinnacle West Capital Corp.                                 4,629        193,955
PPL Corp.                                                   9,511        516,067
Public Service Enterprise Group, Inc.                      11,979        695,980
Southern Co. (The)                                         37,389      1,231,968
TECO Energy, Inc.                                          10,036        166,698
TXU Corp.                                                  12,095      1,037,630
Xcel Energy, Inc.                                          20,086        345,077
                                                                    ------------
                                                                      14,172,455
                                                                    ------------


                                                           SHARES          VALUE
ELECTRICAL EQUIPMENT (0.7%)
American Power Conversion Corp.                             9,369   $    227,292
Cooper Industries, Ltd Class A                              4,718        300,348
Emerson Electric Co.                                       21,144      1,325,094
Rockwell Automation, Inc.                                   8,930        412,834
                                                                    ------------
                                                                       2,265,568
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                             22,362        464,011
Jabil Circuit, Inc. (a)                                     9,225        254,610
Molex, Inc.                                                 8,729        221,804
PerkinElmer, Inc.                                           6,494        120,139
Sanmina-SCI Corp. (a)                                      25,967        104,128
Solectron Corp. (a)                                        48,618        160,439
Symbol Technologies, Inc.                                  11,995        160,373
Tektronix, Inc.                                             4,464         96,690
Thermo Electron Corp. (a)                                   8,056        201,239
Waters Corp. (a)                                            6,060        240,158
                                                                    ------------
                                                                       2,023,591
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Baker Hughes, Inc.                                         17,007        750,349
BJ Services Co.                                             8,148        397,215
Halliburton Co.                                            25,456      1,058,715
Nabors Industries, Ltd. (a)                                 7,155        385,440
National-Oilwell Varco, Inc. (a)                            8,462        336,280
Noble Corp.                                                 6,835        347,901
Rowan Cos., Inc.                                            5,306        140,768
Schlumberger Ltd.                                          29,728      2,033,692
Transocean, Inc. (a)                                       16,135        748,180
                                                                    ------------
                                                                       6,198,540
                                                                    ------------
FOOD & STAPLES RETAILING (2.6%)
Albertson's, Inc.                                          18,454        365,205
Costco Wholesale Corp.                                     23,645        959,514
CVS Corp.                                                  20,465      1,034,953
Kroger Co. (The) (a)                                       36,860        581,282
Safeway, Inc. (a)                                          22,445        477,854
SUPERVALU, Inc.                                             6,785        214,135
Sysco Corp.                                                32,007      1,107,442
V  Wal-Mart Stores, Inc.                                  170,719      8,047,693
Walgreen Co.                                               51,388      2,212,767
                                                                    ------------
                                                                      15,000,845
                                                                    ------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                                 31,766        571,470
Campbell Soup Co.                                          16,405        487,885
ConAgra Foods, Inc.                                        25,971        694,724
General Mills, Inc.                                        18,371        907,527
Hershey Foods Corp.                                        11,018        704,050
H.J. Heinz Co.                                             17,591        648,228
Kellogg Co.                                                17,684        794,896
McCormick & Co., Inc.                                       6,839        236,561

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Sara Lee Corp.                                             39,657   $    848,263
Wm. Wrigley Jr. Co.                                         9,879        682,936
                                                                    ------------
                                                                       6,576,540
                                                                    ------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                               8,046        305,185
Kinder Morgan, Inc.                                         5,496        420,224
Nicor, Inc.                                                 2,215         81,888
NiSource, Inc.                                             13,457        312,741
Peoples Energy Corp.                                        1,912         75,715
Sempra Energy                                              11,844        478,261
                                                                    ------------
                                                                       1,674,014
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp. -- Applied Biosystems Group                   9,959        211,131
Bausch & Lomb, Inc.                                         2,673        200,475
Baxter International, Inc.                                 31,164      1,156,184
Becton, Dickinson & Co.                                    12,692        742,736
Biomet, Inc.                                               12,736        492,756
Boston Scientific Corp. (a)                                38,395      1,135,724
C.R. Bard, Inc.                                             5,211        370,867
Fisher Scientific International, Inc. (a)                   5,810        344,998
Guidant Corp.                                              16,242      1,203,207
Hospira, Inc. (a)                                           7,832        262,763
Medtronic, Inc.                                            60,891      3,208,956
Millipore Corp. (a)                                         2,458        118,525
St. Jude Medical, Inc. (a)                                 18,222        711,205
Stryker Corp.                                              18,878        916,527
Zimmer Holdings, Inc. (a)                                  12,469      1,015,226
                                                                    ------------
                                                                      12,091,280
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna, Inc.                                                14,825      1,087,710
AmerisourceBergen Corp.                                     5,270        322,946
Cardinal Health, Inc.                                      21,825      1,212,815
Caremark Rx, Inc. (a)                                      23,091        924,795
CIGNA Corp.                                                 6,642        610,931
Express Scripts, Inc. (a)                                   4,700        421,308
HCA, Inc.                                                  20,756      1,159,015
Health Management Associates, Inc. Class A                 12,200        301,706
Humana, Inc. (a)                                            8,043        278,690
IMS Health, Inc.                                           11,671        279,871
Laboratory Corp. of America Holdings (a)                    6,867        339,916
Manor Care, Inc.                                            4,364        145,539
McKesson Corp.                                             14,739        545,343
Medco Health Solutions, Inc. (a)                           13,787        702,723
Quest Diagnostics, Inc.                                     4,551        481,496


                                                           SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Tenet Healthcare Corp. (a)                                 23,474   $    280,984
UnitedHealth Group, Inc.                                   32,338      3,056,264
WellPoint, Inc. (a)                                        15,350      1,960,963
                                                                    ------------
                                                                      14,113,015
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp.                                             26,620      1,301,186
Darden Restaurants, Inc.                                    7,622        228,660
Harrah's Entertainment, Inc.                                5,723        375,543
Hilton Hotels Corp.                                        19,203        419,192
International Game Technology                              17,303        465,278
Marriott International, Inc. Class A                       10,093        633,336
McDonald's Corp.                                           64,156      1,880,412
Starbucks Corp. (a)                                        20,103        995,501
Starwood Hotels & Resorts Worldwide, Inc.                  10,691        580,949
Wendy's International, Inc.                                 5,743        246,547
Yum! Brands, Inc.                                          14,653        688,105
                                                                    ------------
                                                                       7,814,709
                                                                    ------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The)                                  4,005        334,938
Centex Corp.                                                6,374        367,907
Fortune Brands, Inc.                                        7,280        615,742
KB HOME                                                     4,482        255,474
Leggett & Platt, Inc.                                       9,611        259,113
Maytag Corp.                                                3,988         38,644
Newell Rubbermaid, Inc.                                    13,811        300,113
Pulte Homes, Inc.                                           6,052        432,415
Snap-on, Inc.                                               2,906         96,392
Stanley Works (The)                                         3,920        168,678
Whirlpool Corp.                                             3,389        210,321
                                                                    ------------
                                                                       3,079,737
                                                                    ------------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. (The)                                            7,716        488,423
Colgate-Palmolive Co.                                      26,543      1,321,576
Kimberly-Clark Corp.                                       24,350      1,520,658
V  Procter & Gamble Co. (The)                             127,039      6,879,162
                                                                    ------------
                                                                      10,209,819
                                                                    ------------
INDUSTRIAL CONGLOMERATES (4.5%)
3M Co.                                                     38,942      2,977,895
V  General Electric Co. (c)                               534,215     19,338,583
Textron, Inc.                                               6,843        515,620
Tyco International Ltd.                                   101,430      3,175,773
                                                                    ------------
                                                                      26,007,871
                                                                    ------------
INSURANCE (3.8%)
Ace, Ltd.                                                  14,267        612,910
AFLAC, Inc.                                                25,260      1,026,819
Allstate Corp. (The)                                       34,282      1,925,277

 12   MAINSTAY EQUITY INDEX FUND    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Ambac Financial Group, Inc.                                 5,462   $    365,135
American International Group, Inc.                        131,320      6,677,622
Aon Corp.                                                  15,856        330,598
Chubb Corp. (The)                                           9,621        786,805
Cincinnati Financial Corp.                                  8,554        344,213
Hartford Financial Services Group, Inc. (The)              14,859      1,075,346
Jefferson-Pilot Corp.                                       6,867        344,792
Lincoln National Corp.                                      8,820        396,635
Loews Corp.                                                 8,071        572,072
Marsh & McLennan Cos., Inc.                                26,701        748,429
MBIA, Inc.                                                  7,107        372,265
MetLife, Inc.                                              36,980      1,438,522
Progressive Corp. (The)                                    10,052        917,446
Prudential Financial, Inc.                                 26,436      1,510,817
SAFECO Corp.                                                6,450        339,722
St. Paul Travelers Cos., Inc. (The)                        33,698      1,206,388
Torchmark Corp.                                             5,448        291,087
UnumProvident Corp.                                        14,932        249,663
XL Capital Ltd. Class A                                     6,986        491,116
                                                                    ------------
                                                                      22,023,679
                                                                    ------------
INTERNET & CATALOG RETAIL (0.3%)
eBay, Inc (a)                                              61,087      1,938,291
                                                                    ------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                           65,851      2,272,518
                                                                    ------------

IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (a)              6,422        306,137
Automatic Data Processing, Inc.                            29,291      1,272,401
Computer Sciences Corp. (a)                                 9,539        414,756
Convergys Corp. (a)                                         7,147         92,625
Electronic Data Systems Corp.                              25,916        501,475
First Data Corp.                                           40,737      1,549,228
Fiserv, Inc. (a)                                            9,729        411,537
Paychex, Inc.                                              18,203        557,012
Sabre Holdings Corp. Class A                                6,745        131,932
SunGard Data Systems, Inc. (a)                             14,433        482,062
Unisys Corp. (a)                                           16,769        108,831
                                                                    ------------
                                                                       5,827,996
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                             4,864        204,288
Eastman Kodak Co.                                          14,402        360,050


                                                           SHARES          VALUE
LEISURE EQUIPMENT & PRODUCTS (CONTINUED)
Hasbro, Inc.                                                8,510   $    161,009
Mattel, Inc.                                               20,844        376,234
                                                                    ------------
                                                                       1,101,581
                                                                    ------------
MACHINERY (1.3%)
Caterpillar, Inc.                                          17,250      1,518,863
Cummins, Inc.                                               2,206        150,008
Danaher Corp.                                              13,856        701,529
Deere & Co.                                                12,427        777,185
Dover Corp.                                                10,197        370,763
Eaton Corp.                                                 7,688        450,901
Illinois Tool Works, Inc.                                  13,811      1,157,638
Ingersol-Rand Co. Class A                                   8,713        669,768
ITT Industries, Inc.                                        4,618        417,744
Navistar International Corp. (a)                            3,322         98,099
PACCAR, Inc.                                                8,721        592,156
Pall Corp.                                                  6,242        167,473
Parker-Hannifin Corp.                                       6,027        361,258
                                                                    ------------
                                                                       7,433,385
                                                                    ------------
MEDIA (3.6%)
Clear Channel Communications, Inc.                         26,653        851,297
Comcast Corp. Class A (a)                                 111,358      3,575,705
Dow Jones & Co., Inc.                                       3,750        125,400
Gannett Co., Inc.                                          12,707        978,439
Interpublic Group of Cos., Inc. (The) (a)                  21,182        272,401
Knight-Ridder, Inc.                                         3,832        247,930
McGraw-Hill Cos., Inc. (The)                                9,534        830,221
Meredith Corp.                                              2,411        113,317
New York Times Co. (The) Class A                            7,331        244,562
News Corp. Ltd. (The) Class A                             145,271      2,219,741
Omnicom Group, Inc.                                         9,390        778,431
Time Warner, Inc. (a)                                     232,088      3,901,399
Tribune Co.                                                15,020        579,772
Univision Communications, Inc. Class A (a)                 15,087        396,637
Viacom, Inc. Class B                                       86,119      2,981,440
Walt Disney Co. (The) (d)                                 103,339      2,728,150
                                                                    ------------
                                                                      20,824,842
                                                                    ------------
METALS & MINING (0.6%)
Alcoa, Inc.                                                43,891      1,273,717
Allegheny Technologies, Inc.                                4,573        102,435
Freeport-McMoRan Copper & Gold, Inc. Class B                8,954        310,346
Newmont Mining Corp.                                       22,342        848,326
Nucor Corp.                                                 8,021        409,873

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp.                                          4,814   $    413,282
United States Steel Corp.                                   5,704        243,903
                                                                    ------------
                                                                       3,601,882
                                                                    ------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                          5,745         58,484
Dillard's, Inc. Class A                                     3,787         88,123
Dollar General Corp.                                       15,642        318,315
Family Dollar Stores, Inc.                                  8,409        226,875
Federated Department Stores, Inc.                           8,547        491,453
J.C. Penney Co., Inc. Holding Co.                          13,648        647,052
Kohl's Corp. (a)                                           16,374        779,402
May Department Stores Co.                                  14,648        513,852
Nordstrom, Inc.                                             6,399        325,261
Sears Holdings Corp. (a)                                    4,835        653,885
Target Corp.                                               45,132      2,094,576
                                                                    ------------
                                                                       6,197,278
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
AES Corp. (The) (a)                                        32,397        520,944
Calpine Corp. (a)(d)                                       26,778         47,933
Constellation Energy Group, Inc.                            8,853        465,314
Duke Energy Corp.                                          47,532      1,387,459
Dynegy, Inc. Class A (a)                                   17,380         58,223
El Paso Corp.                                              32,261        322,287
Williams Cos., Inc. (The)                                  28,337        482,296
                                                                    ------------
                                                                       3,284,456
                                                                    ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                            47,966        635,550
                                                                    ------------
OIL & GAS (6.6%)
Amerada Hess Corp.                                          4,378        410,000
Anadarko Petroleum Corp.                                   12,126        885,683
Apache Corp.                                               16,426        924,620
Ashland, Inc.                                               3,355        225,590
Burlington Resources, Inc.                                 19,607        953,096
ChevronTexaco Corp.                                       106,018      5,512,936
ConocoPhillips                                             35,084      3,678,557
Devon Energy Corp.                                         24,172      1,091,849
EOG Resources, Inc.                                        11,992        570,220
V  ExxonMobil Corp.                                       321,801     18,352,311
Kerr-McGee Corp.                                            8,178        634,613
Marathon Oil Corp.                                         17,409        810,737
Occidental Petroleum Corp.                                 20,002      1,380,138
Sunoco, Inc.                                                3,482        345,623
Unocal Corp.                                               13,615        742,698


                                                           SHARES          VALUE
OIL & GAS (CONTINUED)
Valero Energy Corp.                                        12,936   $    886,504
XTO Energy, Inc.                                           17,539        529,152
                                                                    ------------
                                                                      37,934,327
                                                                    ------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                      13,096        448,800
International Paper Co.                                    24,567        842,402
Louisiana-Pacific Corp.                                     5,511        135,571
MeadWestvaco Corp.                                         10,183        299,889
Weyerhaeuser Co.                                           12,174        835,258
                                                                    ------------
                                                                       2,561,920
                                                                    ------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                          4,305        191,573
Avon Products, Inc.                                        23,762        952,381
Gillette Co. (The)                                         49,941      2,578,953
                                                                    ------------
                                                                       3,722,907
                                                                    ------------
PHARMACEUTICALS (7.0%)
Abbott Laboratories                                        78,475      3,857,831
Allergan, Inc.                                              6,582        463,307
Bristol-Myers Squibb Co.                                   98,363      2,557,438
Forest Laboratories, Inc. (a)                              17,954        640,599
V  Johnson & Johnson                                      149,916     10,288,735
King Pharmaceuticals, Inc. (a)                             12,121         96,968
Lilly (Eli) & Co.                                          57,094      3,338,286
Merck & Co., Inc.                                         111,269      3,772,019
Mylan Laboratories, Inc.                                   13,488        222,552
V  Pfizer, Inc.                                           376,006     10,216,083
Schering-Plough Corp.                                      74,298      1,550,599
Watson Pharmaceuticals, Inc. (a)                            5,469        164,070
Wyeth                                                      67,242      3,021,855
                                                                    ------------
                                                                      40,190,342
                                                                    ------------
REAL ESTATE (0.5%)
Apartment Investment & Management Co. Class A               4,813        183,472
Archstone-Smith Trust                                      10,031        360,815
Equity Office Properties Trust                             20,202        635,757
Equity Residential                                         14,208        488,045
Plum Creek Timber Co., Inc.                                 9,248        319,426
ProLogis                                                    9,161        362,684
Simon Property Group, Inc.                                 11,055        730,404
                                                                    ------------
                                                                       3,080,603
                                                                    ------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe Corp.                         19,087        920,948
CSX Corp.                                                  10,807        433,685
Norfolk Southern Corp.                                     20,061        629,915
Union Pacific Corp.                                        13,157        841,127
                                                                    ------------
                                                                       2,825,675
                                                                    ------------

 14   MAINSTAY EQUITY INDEX FUND    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
x
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Advanced Micro Devices, Inc. (a)                           19,656   $    279,705
Altera Corp. (a)                                           18,676        387,153
Analog Devices, Inc.                                       18,825        642,121
Applied Materials, Inc.                                    84,384      1,254,790
Applied Micro Circuits Corp. (a)                           15,578         41,593
Broadcom Corp. Class A (a)                                 14,702        439,737
Freescale Semiconductor, Inc. Class B (a)                  19,943        376,125
V  Intel Corp.                                            313,836      7,381,423
KLA-Tencor Corp.                                            9,858        384,659
Linear Technology Corp.                                    15,454        552,326
LSI Logic Corp. (a)                                        19,248        103,169
Maxim Integrated Products, Inc.                            16,344        611,266
Micron Technology, Inc. (a)                                30,741        298,495
National Semiconductor Corp.                               17,847        340,521
Novellus Systems, Inc. (a)                                  7,080        165,884
NVIDIA Corp. (a)                                            8,375        183,748
PMC-Sierra, Inc. (a)                                        8,869         71,484
Teradyne, Inc. (a)                                          9,645        106,288
Texas Instruments, Inc.                                    86,674      2,163,383
Xilinx, Inc.                                               17,454        470,211
                                                                    ------------
                                                                      16,254,081
                                                                    ------------
SOFTWARE (3.6%)
Adobe Systems, Inc.                                        12,149        722,501
Autodesk, Inc.                                             11,478        365,345
BMC Software, Inc. (a)                                     11,151        180,646
Citrix Systems, Inc. (a)                                    8,437        189,833
Computer Associates International, Inc.                    26,832        721,781
Compuware Corp. (a)                                        19,402        115,442
Electronic Arts, Inc. (a)                                  15,559        830,695
Intuit, Inc. (a)                                            9,409        379,183
Mercury Interactive Corp. (a)                               4,231        174,867
V  Microsoft Corp.                                        509,968     12,902,190
Novell, Inc. (a)                                           19,155        113,206
Oracle Corp. (a)                                          226,860      2,622,502
Parametric Technology Corp. (a)                            13,589         72,293
Siebel Systems, Inc. (a)                                   25,695        231,255
Symantec Corp. (a)                                         35,604        668,643
VERITAS Software Corp. (a)                                 21,205        436,611
                                                                    ------------
                                                                      20,726,993
                                                                    ------------
SPECIALTY RETAIL (2.1%)
AutoNation, Inc. (a)                                       11,997        219,185
AutoZone, Inc. (a)                                          3,376        280,208
Bed Bath & Beyond, Inc. (a)                                15,196        565,443
Best Buy Co., Inc.                                         15,034        756,812


                                                           SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
Circuit City Stores, Inc.                                   9,742   $    153,924
Gap, Inc. (The)                                            39,899        851,844
Home Depot, Inc. (The)                                    110,650      3,913,691
Limited Brands, Inc.                                       19,558        424,213
Lowe's Cos., Inc.                                          38,944      2,029,372
Office Depot, Inc. (a)                                     15,657        306,564
OfficeMax, Inc.                                             4,692        152,396
RadioShack Corp.                                            8,010        200,010
Sherwin-Williams Co. (The)                                  6,394        284,981
Staples, Inc.                                              37,393        713,085
Tiffany & Co.                                               7,267        219,100
TJX Cos., Inc. (The)                                       24,203        548,198
Toys "R" Us, Inc. (a)                                      10,794        273,628
                                                                    ------------
                                                                      11,892,654
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                            19,142        513,006
Jones Apparel Group, Inc.                                   6,164        187,694
Liz Claiborne, Inc.                                         5,466        193,660
NIKE, Inc. Class B                                         11,590        890,228
Reebok International Ltd.                                   2,896        117,607
V.F. Corp.                                                  5,050        285,780
                                                                    ------------
                                                                       2,187,975
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                                29,356      1,062,394
Fannie Mae                                                 48,784      2,631,897
Freddie Mac                                                34,655      2,131,976
Golden West Financial Corp.                                14,279        890,010
MGIC Investment Corp.                                       4,859        286,681
Sovereign Bancorp, Inc.                                    18,787        386,449
Washington Mutual, Inc.                                    44,004      1,818,245
                                                                    ------------
                                                                       9,207,652
                                                                    ------------
TOBACCO (1.3%)
Altria Group, Inc.                                        104,270      6,776,507
Reynolds American, Inc.                                     5,828        454,409
UST, Inc.                                                   8,344        382,155
                                                                    ------------
                                                                       7,613,071
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Grainger (W.W.), Inc.                                       4,309        238,245
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A (a)                    56,874      1,591,903
                                                                    ------------
Total Common Stocks
  (Cost $376,073,391)                                                534,347,577(f)
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (7.5%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (5.3%)
Dealers Capital Access Trust
  2.93%, due 5/27/05 (c)                            $   6,800,000   $  6,785,575
Florida Power & Light Co.
  2.77%, due 5/3/05 (c)                                 9,200,000      9,198,583
USAA Capital Corp.
  2.75%, due 5/4/05 (c)                                 4,700,000      4,698,922
Wells Fargo & Co.
  2.84%, due 5/31/05 (c)                                9,700,000      9,676,994
                                                                    ------------
Total Commercial Paper
  (Cost $30,360,074)                                                  30,360,074
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.0%) (B)
AIM Institutional Funds Group (e)                         107,909        107,909
                                                                    ------------
Total Investment Company
  (Cost $107,909)                                                        107,909
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENTS (0.3%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $50,013 (e) (Collateralized
  by Various Bonds with a Principal Amount of
  $52,633 and a Market Value of $51,132)            $      50,000         50,000
Dresdner Kleinwort Wasserstein Securities, LLC
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $550,141 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $579,408 and a Market Value
  of $577,715)                                            550,000        550,000
Merrill Lynch Pierce Fenner & Smith
  3.09%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $50,013 (e) (Collateralized
  by Various Bonds with a Principal Amount of
  $50,682 and a Market Value of $52,526)                   50,000         50,000

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $1,050,267 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,130,383 and a Market
  Value of $1,084,064)                              $   1,050,000   $  1,050,000
                                                                    ------------
Total Repurchase Agreements
  (Cost $1,700,000)                                                    1,700,000
                                                                    ------------
U.S. GOVERNMENT (1.9%)
United States Treasury Bills
  2.995%, due 10/6/05 (c)                               3,000,000      2,960,556
  3.01%, due 10/13/05 (c)                               7,900,000      7,792,333
                                                                    ------------
Total U.S. Government
  (Cost $10,751,541)                                                  10,752,889
                                                                    ------------
Total Short-Term Investments
  (Cost $42,919,524)                                                  42,920,872
                                                                    ------------
Total Investments
  (Cost $418,992,915) (g)                                   100.3%   577,268,449(h)
Liabilities in Excess of Cash
  and Other Assets                                           (0.3)    (1,766,121)
                                                    -------------   ------------
Net Assets                                                  100.0%  $575,502,328
                                                    =============   ============

                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                   LONG    (DEPRECIATION) (i)
FUTURES CONTRACTS (-0.1%)
-----------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
  June 2005                                         137   $          (352,222)
  Mini June 2005                                     34                12,871
                                                          -------------------
Total Futures Contracts
  (Settlement Value $41,648,075) (f)                      $          (339,351)
                                                          ===================

 16   MAINSTAY EQUITY INDEX FUND    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or designated as collateral for futures contracts.
(d) Represents securities out on loan or a portion of which is out on loan.
(e) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The combined market value of common stocks and settlement value of Standard & Poor's Index futures contracts represents 100.1% of net assets.
(g) The cost for federal income tax purposes is $428,028,811.
(h)  At April 30, 2005 net unrealized appreciation was
     $149,239,638, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $200,403,123 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $51,163,485.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $418,992,915) including
  $1,668,270 market value of securities
  loaned                                       $ 577,268,449
Receivables:
  Dividends and interest                             675,722
  Variation margin on futures contracts              553,822
Other assets                                          24,306
                                               -------------
    Total assets                                 578,522,299
                                               -------------
LIABILITIES:
Securities lending collateral                      1,807,909
Payables:
  Fund shares redeemed                               496,735
  Transfer agent                                     363,906
  NYLIFE Distributors                                126,751
  Manager                                            119,767
  Shareholder communication                           42,682
  Custodian                                           17,582
  Professional                                        10,446
  Directors                                            3,933
  Due to custodian                                       478
Accrued expenses                                      29,782
                                               -------------
    Total liabilities                              3,019,971
                                               -------------
Net assets                                     $ 575,502,328
                                               =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                  $     147,062
Additional paid-in capital                       543,408,342
Accumulated undistributed net investment
  income                                           2,594,315
Accumulated net realized loss on investments
  and futures contracts                         (128,583,574)
Net unrealized appreciation on investments
  and futures contracts                          157,936,183
                                               -------------
Net assets applicable to outstanding shares    $ 575,502,328
                                               =============
Shares of beneficial interest outstanding         14,706,246
                                               =============
Net asset value per share outstanding (a)      $       39.13
Maximum sales charge (3.00% of offering
  price) (a)                                            1.21
                                               -------------
Maximum offering price per share outstanding
  (a)                                          $       40.34
                                               =============

(a) Adjusted to reflect the effects of the reverse stock split on December 21, 2004. (See Notes 2(D).)

 18   MAINSTAY EQUITY INDEX FUND    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 7,139,343
  Interest                                           269,349
  Income from securities loaned - net                  5,815
                                                 -----------
    Total income                                   7,414,507
                                                 -----------
EXPENSES:
  Manager                                          1,522,169
  Service                                            761,084
  Transfer agent                                     541,877
  Shareholder communication                           76,418
  Professional                                        62,330
  Recordkeeping                                       43,668
  Custodian                                           32,903
  Trustees                                            17,922
  Registration                                        10,170
  Miscellaneous                                       27,374
                                                 -----------
    Total expenses before waiver/reimbursement     3,095,915
  Fees waived/reimbursed by Manager                 (761,084)
                                                 -----------
    Net expenses                                   2,334,831
                                                 -----------
Net investment income                              5,079,676
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
  Security transactions                            2,170,796
  Futures transactions                             2,218,354
                                                 -----------
Net realized gain on investments                   4,389,150
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           10,147,432
  Futures transactions                              (719,385)
                                                 -----------
Net unrealized gain on investments                 9,428,047
                                                 -----------
Net realized and unrealized gain on investments   13,817,197
                                                 -----------
Net increase in net assets resulting from
  operations                                     $18,896,873
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,079,676   $  4,683,643
 Net realized gain (loss) on
  investments                           4,389,150    (10,485,667)
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  transactions                          9,428,047     58,413,948
                                     ---------------------------
 Net increase in net assets
  resulting from operations            18,896,873     52,611,924
                                     ---------------------------

Dividends to shareholders:
 From net investment income            (6,540,173)    (2,344,657)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares         377,605        221,843
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                          6,540,173      2,276,990
                                     ---------------------------
                                        6,917,778      2,498,833
 Cost of shares redeemed              (51,313,943)   (91,674,408)
                                     ---------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (44,496,165)   (89,175,575)
                                     ---------------------------
    Net decrease in net assets        (32,039,465)   (38,908,308)

NET ASSETS:
Beginning of period                   607,541,793    646,450,101
                                     ---------------------------
End of period                        $575,502,328   $607,541,793
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  2,594,315   $  4,054,812
                                     ===========================

 20   MAINSTAY EQUITY INDEX FUND    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003
                                  ENDED         YEAR ENDED         THROUGH
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,       YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**           2002          2001
Net asset value at beginning
  of period                      $  38.42        $  35.56         $  29.58        $  40.23      $  47.77
                                 --------        --------         --------        --------      --------
Net investment gain                  0.35            0.29             0.19            0.25          0.18
Net realized and unrealized
  gain (loss) on investments         0.78            2.70             5.79           (9.37)        (6.22)
                                 --------        --------         --------        --------      --------
Total from investment
  operations                         1.13            2.99             5.98           (9.12)        (6.04)
                                 --------        --------         --------        --------      --------
Less dividends and
  distributions
  From net investment income        (0.42)          (0.13)              --           (0.32)        (0.18)
  From net realized gain on
    investments                        --              --               --           (1.21)        (1.32)
                                 --------        --------         --------        --------      --------
Total dividends and
  distributions                     (0.42)          (0.13)              --           (1.53)        (1.50)
                                 --------        --------         --------        --------      --------
Net asset value at end of
  period                         $  39.13        $  38.42         $  35.56        $  29.58      $  40.23
                                 ========        ========         ========        ========      ========
Total investment return (a)          2.92%(b)        8.42%           20.23%(b)       22.70%       (12.65%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.67%+          0.73%            0.72%+          0.59%         0.38%
    Net expenses                     0.77%+          0.96%            1.04%+          1.02%         0,97%
    Expenses (before
      waiver/reimbursement)          1.02%+          1.02%            1.04%+          1.02%         0.97%
Portfolio turnover rate                 3%              3%               2%              4%            4%
Net assets at end of period
  (in 000's)                     $575,502        $607,542         $546,450        $589,034      $951,662


                                 YEAR ENDED DECEMBER 31,
                                   2000            1999
Net asset value at beginning
  of period                     $    54.94      $    46.99
                                ----------      ----------
Net investment gain                   0.14            0.24
Net realized and unrealized
  gain (loss) on investments         (5.50)           9.13
                                ----------      ----------
Total from investment
  operations                         (5.36)           9.37
                                ----------      ----------
Less dividends and
  distributions
  From net investment income         (0.14)          (0.24)
  From net realized gain on
    investments                      (1.67)          (1.18)
                                ----------      ----------
Total dividends and
  distributions                      (1.81)          (1.42)
                                ----------      ----------
Net asset value at end of
  period                        $    47.77      $    54.94
                                ==========      ==========
Total investment return (a)          (9.71%)         19.99%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.26%           0.50%+
    Net expenses                      0.92%           0.94%+
    Expenses (before
      waiver/reimbursement)           0.92%           0.94%+
Portfolio turnover rate                  9%              3%
Net assets at end of period
  (in 000's)                    $1,136,628      $1,254,018

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total Return is calculated exclusive of sales charges.
(b)  Total return is not annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 10).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. MainStay Equity Index Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis

 22   MainStay Equity Index Fund
treatment; temporary differences do not require reclassification.

The Fund declared a dividend of $0.4138 per share which was paid on December 21, 2004, and also underwent a reverse share split on that day. The reverse share split rate was 0.9897 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 9) have been adjusted to reflect the cumulative effects of this reverse stock split, those that occurred in each of the periods presented, and the reverse stock split that occurred in December 2004.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds where the expenses are incurred except when direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

Expenses borne by the Fund, which are paid to related parties to the Fund, are included among the fees and expenses set forth in the Prospectus at page 21 in the table "Fees and Expenses of the Fund", shown in the Statement of Operations, and described below:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadviser.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of 0.50% of the Fund's average daily net assets. Effective as of August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.25% to 0.25% of the Fund's average net assets and agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 0.80% of the average daily net assets. For the six months ended April 30, 2005, the Manager earned from the Fund $1,522,169, and waived its fees and/or reimbursed expenses in the amount of $761,084.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $541,877.

(D) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee,

                                                    www.mainstayfunds.com     23

Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Equity Index Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $10,886 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $43,668 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on market value of the securities and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At November 30, 2004, for federal income tax purposes, capital loss carryforwards of $119,052,229 were available, to the extent provided by the regulations, to offset future realized gains through 2011. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2010                   $89,854
            2011                    29,198
  ---------------------------------------------
                                  $119,052
  ---------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, were as follows:

                               2004     2003     2002
Distributions paid from:
  Ordinary Income:          $2,344,657  $ --  $ 6,679,103
  Long-term Capital Gains           --    --   22,461,019
---------------------------------------------------------
                            $2,344,657  $ --  $29,140,122
---------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $15,532 and $64,860, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $1,668,270. The Fund received $1,807,909 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

 24   MainStay Equity Index Fund

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                  SIX MONTHS
                                     ENDED          YEAR ENDED
                                   APRIL 30,        OCTOBER 31,
                                     2005*             2004
Shares sold (b)                           9                 6
---------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions
  (b)                                    --(a)             62
---------------------------------------------------------------
                                          9                68
---------------------------------------------------------------
Shares redeemed (b)                  (1,283)           (2,457)
---------------------------------------------------------------
Net decrease (b)                     (1,274)           (2,389)
---------------------------------------------------------------

*  Unaudited.
(a) Less than one thousand shares.
(b) Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 21, 2004. (See Notes 2(D).)

NOTE 10 -- GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. (See Notes 3 and 9.)

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        McGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Equity Index Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay Equity Index Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 30   MainStay Equity Index Fund

                               [True Blank Page]

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A07127         (RECYCLE LOGO)
                         MS225-05                                   MSEI10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18

Trustees and Officers                                                         22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

MainStay Funds                                                                26

 2   MainStay Government Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -3.84%   -0.72%  5.03%   5.39%
Excluding sales charges   0.69     3.96   6.00    5.88

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                          CLASS A                      LB GOV'T BOND INDEX
                                                                          -------                      -------------------
04/30/95                                                                 $ 9,550.00                         $10,000.00
                                                                          10,184.00                          10,834.70
                                                                          10,766.60                          11,536.50
                                                                          11,901.00                          12,811.70
                                                                          12,548.90                          13,636.70
                                                                          12,633.00                          13,907.60
                                                                          13,981.80                          15,505.70
                                                                          14,928.30                          16,670.90
                                                                          16,352.70                          18,551.20
                                                                          16,260.60                          18,670.20
04/30/05                                                                  16,905.00                          19,579.70

                                                     -- MainStay Government Fund
                                        -- Lehman Brothers Government Bond Index

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -4.64%   -1.84%  4.90%   5.13%
Excluding sales charges   0.31     3.16   5.23    5.13

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                          CLASS B                      LB GOV'T BOND INDEX
                                                                          -------                      -------------------
04/30/95                                                                 $10,000.00                         $10,000.00
                                                                          10,601.70                          10,834.70
                                                                          11,143.20                          11,536.50
                                                                          12,236.70                          12,811.70
                                                                          12,805.90                          13,636.70
                                                                          12,786.10                          13,907.60
                                                                          14,064.20                          15,505.70
                                                                          14,904.10                          16,670.90
                                                                          16,188.20                          18,551.20
                                                                          15,991.20                          18,670.20
04/30/05                                                                  16,497.30                          19,579.70

                                                     -- MainStay Government Fund
                                        -- Lehman Brothers Government Bond Index

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.68%   2.16%  5.23%   5.13%
Excluding sales charges   0.31    3.16   5.23    5.13

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                          CLASS C                      LB GOV'T BOND INDEX
                                                                          -------                      -------------------
04/30/95                                                                 $10,000.00                         $10,000.00
                                                                          10,601.70                          10,834.70
                                                                          11,143.20                          11,536.50
                                                                          12,236.70                          12,811.70
                                                                          12,805.90                          13,636.70
                                                                          12,786.10                          13,907.60
                                                                          14,064.20                          15,505.70
                                                                          14,904.10                          16,670.90
                                                                          16,188.20                          18,551.20
                                                                          15,991.20                          18,670.20
04/30/05                                                                  16,497.10                          19,579.70

                                                     -- MainStay Government Fund
                                        -- Lehman Brothers Government Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          0.95%   4.48%  6.32%   6.20%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                          CLASS I                      LB GOV'T BOND INDEX
                                                                          -------                      -------------------
04/30/95                                                                 $10,000.00                        $10,000.00
                                                                          10,718.20                         10,834.70
                                                                          11,364.80                         11,536.50
                                                                          12,616.20                         12,811.70
                                                                          13,332.30                         13,636.70
                                                                          13,432.10                         13,907.60
                                                                          14,918.60                         15,505.70
                                                                          15,983.30                         16,670.90
                                                                          17,526.50                         18,551.20
                                                                          17,462.40                         18,670.20
04/30/05                                                                  18,244.60                         19,579.70

                                                     -- MainStay Government Fund
                                        -- Lehman Brothers Government Bond Index

                                               SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                         MONTHS   YEAR   YEARS   YEARS

Lehman Brothers(R) Government Bond Index(1)    0.87%   4.87%  7.08%   6.95%
Average Lipper general U.S. government
  fund(2)                                      1.07    4.80   6.21    5.94

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            ENDING ACCOUNT                ENDING ACCOUNT
                                                             VALUE (BASED                  VALUE (BASED
                                                BEGINNING     ON ACTUAL      EXPENSES    ON HYPOTHETICAL    EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID       5% RETURN AND       PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      11/1/04       4/30/05       PERIOD(1)       4/30/05        PERIOD(1)

CLASS A SHARES                                  $1,000.00     $1,006.90        $5.37        $1,019.60         $5.41
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                  $1,000.00     $1,003.05        $9.09        $1,015.85         $9.15
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                  $1,000.00     $1,003.05        $9.09        $1,015.85         $9.15
---------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                  $1,000.00     $1,009.45        $3.64        $1,021.35         $3.66
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.08% for Class A, 1.83% for Class B and Class C, and 0.73% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005
(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM
                       INVESTMENTS
                       (COLLATERAL
                          FROM                                                                                            U.S.
                       SECURITIES                                                                                      GOVERNMENT
                         LENDING                  U.S.       ASSET-                  U.S.     MORTGAGE-                    &
                           IS                   TREASURY     BACKED                TREASURY     BACKED     CORPORATE    FEDERAL
FNMA                     18.8%)       FHLMC      BONDS     SECURITIES     GNMA      NOTES     SECURITIES     BONDS       AGENCY
----                   -----------    -----     --------   ----------     ----     --------   ----------   ---------   ----------
58.8%                     40.60       13.40       6.60        5.40        3.70       2.50        2.40        1.90         1.50


                                   LIABILITIES
                                       IN
                                     EXCESS
                                     OF CASH
                                       AND
                       MUNICIPAL      OTHER
FNMA                     BOND        ASSETS
----                   ---------   -----------
58.8%                    0.50         (37.30)

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association 6.00%, due 6/13/35 TBA
 2. Federal National Mortgage Association 4.50%, due 7/1/18
 3.  Federal National Mortgage Association 6.625%,
     9/15/09
 4. Federal National Mortgage Association 5.50%, due 6/13/35 TBA
 5. Federal National Mortgage Association 4.50%, due 11/1/18
 6. Federal National Mortgage Association 6.625%, due 11/15/30
 7.  U.S. Treasury Bond 6.25%, due 8/15/23
 8. Federal Home Loan Mortgage Corporation 5.25%, due 11/5/12
 9. Federal National Mortgage Association 5.50%, due 6/16/20 TBA
10. Federal National Mortgage Association 5.00%, due 5/12/35 TBA

 6   MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Gary Goodenough and Joseph Portera of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. In implementing this strategy, we use a combined approach to investing. We analyze economic trends as well as factors pertinent to particular issuers and securities. The Fund's principal investments include U.S. Treasury bills, notes, and bonds, Ginnie Mae certificates, and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by Fannie Mae and Freddie Mac. We may sell securities when the condition of the economy, meaningful changes in an issuer's condition, or other factors suggest that the securities will no longer contribute to the Fund's ability to meet its investment objective.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The U.S. economy grew at its historical average pace during the reporting period and corporate profitability remained solid. Consumer-related inflationary pressures were absent, because businesses could not meaningfully increase prices. The Federal Reserve maintained its policy of gradually raising interest rates. During the reporting period, the Federal Open Market Committee increased the targeted federal funds rate four times, with a 25 basis point move on each occasion. This brought the federal funds target rate to 2.75% at the end of April 2005.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

U.S. Treasury yields showed contrasting price action in the early and late portions of the reporting period. From November 2004 through February 2005, Treasurys traded in a fairly narrow range, which hinted that the bond market and the economy had settled into a comfort zone. Treasurys turned more volatile in the final two months of the reporting period. Yields rose in March because of inflationary concerns but then retreated to their prior levels on a "soft patch" of economic data in April.

Looking at the period as a whole, the Treasury yield curve flattened. The longer end of the yield curve was supported by solid demand from foreign investors and pension funds. Short-term yields were pushed higher as the Federal Reserve tightened monetary policy. During the six-month period, two-year Treasury yields rose from 2.56% to 3.65%, five-year Treasurys advanced from 3.29% to 3.90%, 10-year Treasurys climbed from 4.03% to 4.20%, and 30-year Treasury yields declined from 4.79% to 4.52%.

HOW DID YOU POSITION THE PORTFOLIO ACROSS THE VARIOUS BOND SECTORS AVAILABLE TO THE FUND?

At the end of the reporting period, the Fund's net assets were invested 9% in Treasurys, 22% in agency debentures, 58% in residential mortgage-backed securities issued by government-sponsored and government-related enterprises, 0.5% in commercial mortgage-backed securities, 5% in asset-backed securities, 2.5% in investment-grade corporates, and 3% in short-term agency discount notes.

DID YOU MAKE ANY CHANGES TO THE FUND'S ALLOCATION DURING THE REPORTING PERIOD?

To boost the Fund's yield without meaningfully altering its credit quality, we sold 8.5% of its Treasurys to commit more of the portfolio to agency debentures and mortgage-backed securities. We also reduced the Fund's allocation to investment-grade corporate bonds from 4% of net assets to 2.5% with two purposes in mind. First, by leaving the proceeds of the sale in cash, we offset the longer duration of the Fund's mortgage-backed securities. Second, the rotation away from corporates reflected our twofold concern: that share repurchases and other shareholder-friendly initiatives could affect bond prices and that the yield advantages of corporates over Treasurys would not be sufficient to offset the impact of wider spreads.

We also introduced a 1% position in 10-year maturity Treasury inflation-protected securities (TIPS). These securities have enjoyed a favorable supply/demand balance for some time, and we wanted the Fund to participate in the sector's upside potential should rising energy prices push inflation expectations higher.

HOW DID YOU MANAGE THE FUND IN TERMS OF DURATION POSITIONING?

The Fund's duration should roughly match that of the median fund in the Lipper general


Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                     www.mainstayfunds.com     7

U.S. government fund universe.(1) At the end of the reporting period, the Fund's duration was 3.9 years, toward the middle of our target range of 3.75 to 4.25 years. During the reporting period, the Fund's duration increased by 0.2 years as higher interest rates extended the duration of the Fund's mortgage-backed securities.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

We had expected that in a rising rate environment, residential mortgage-backed securities collateralized by 15-year loans would outperform securities collateralized by 30-year loans. Unfortunately, our expectation was not fulfilled. Other factors that detracted from the Fund's relative performance included the lack of a strong presence in the 30-year Treasury market, insufficient participation in the flattening of the Treasury yield curve, and lost ground in the corporate market when unsettling credit events led to risk aversion and significantly wider spreads in March and April 2005.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES?

Looking ahead, it may be difficult to say whether the U.S. economy is best characterized as a glass half-empty or as a glass half-full. Particular attention will no doubt be paid to payroll and inflation data. Economic naysayers typically cite a variety of concerns, including mixed monthly employment data, sluggish capital spending, a record trade deficit, high oil prices, and the inflationary effects of a weak U.S. dollar. Inflationary pressures suggest that the Federal Reserve will continue to raise the targeted federal funds rate to a level it deems closer to neutral. Accordingly, we maintain a bearish interest-rate posture, which is expressed by emphasizing mortgage-backed securities with lower-than-average extension risk, such as those backed by 15-year loans. Given our view that the Federal Reserve will raise rates gradually, we believe that interest-rate volatility is likely to remain muted. Such a scenario might benefit the Fund's mortgage-backed securities position, since lower volatility reduces the cost of the securities' prepayment options.

Demand from foreign investors and pension funds for longer-duration assets will likely support price levels in the long end of the Treasury yield curve. We may expand the Fund's exposure to longer-term Treasurys, perhaps by purchasing longer-maturity agency debentures. Finally, we plan to enhance the Fund's yield with a small position in higher-rated corporate bonds, such as those issued by banks and brokerages, where we feel that credit fundamentals should remain durable.

1. See footnote on page 4 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Government Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
LONG-TERM INVESTMENTS (96.7%)+
ASSET-BACKED SECURITIES (5.4%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (2.0%)
BMW Vehicle Owner Trust
  Series 2003-A Series A3
  1.94%, due 2/25/07                                $ 1,168,312   $   1,163,513
Harley-Davidson
  Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                  4,982,341       5,014,310
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 1,830,000       1,814,098
                                                                  -------------
                                                                      7,991,921
                                                                  -------------
CONSUMER LOANS (0.6%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                 2,275,000       2,411,803
                                                                  -------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                  1,620,000       1,649,226
Massachusetts RRB Special Purpose Trust
  Series 2001-1 Class A
  6.53%, due 6/1/13                                   6,848,750       7,356,088
                                                                  -------------
                                                                      9,005,314
                                                                  -------------
PERSONAL LOANS (0.2%)
MMCA Automobile Trust Series 2001-2 Class A4
  3.204%, due 7/15/06                                   826,821         826,748
                                                                  -------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Vanderbilt Mortgage Finance Series 1999-B Class
  1A4
  6.545%, due 4/7/18                                    978,380         992,540
                                                                  -------------
Total Asset-Backed Securities
  (Cost $20,644,349)                                                 21,228,326
                                                                  -------------

CORPORATE BONDS (1.9%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (0.1%)
HSBC Finance Corp.
  5.25%, due 4/15/15                                    440,000         445,531
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
ELECTRIC UTILITIES (0.5%)
Kiowa Power Partners LLC
  5.73%, due 3/30/21 (a)                            $ 2,000,000   $   2,007,920
                                                                  -------------

INSURANCE (0.6%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                                 2,370,000       2,412,835
                                                                  -------------

MEDIA (0.7%)
TCI Communications, Inc.
  8.75%, due 8/1/15                                   1,075,000       1,370,983
Tele-Communications, Inc.
  10.125%, due 4/15/22                                  860,000       1,250,674
                                                                  -------------
                                                                      2,621,657
                                                                  -------------
Total Corporate Bonds
  (Cost $7,279,584)                                                   7,487,943
                                                                  -------------

MORTGAGE-BACKED SECURITIES (2.4%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED COMMERCIAL MORTGAGE) (2.4%)
Citigroup Commercial Mortgage Trust
  Series 2004-C2 Class A-5
  4.73%, due 10/15/41                                 2,000,000       1,980,933
Fannie Mae Grantor Trust
  Series 2003-T1 Class B
  4.49% due 11/25/12                                  3,865,000       3,856,899
  Series 1998-M6 Class A1
  6.32%, due 8/15/08                                  3,577,451       3,759,772
                                                                  -------------
Total Mortgage-Backed Securities
  (Cost $9,689,742)                                                   9,597,604
                                                                  -------------

MUNICIPAL BOND (0.5%)
-------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                  1,720,000       1,746,712
                                                                  -------------
Total Municipal Bond
  (Cost $1,756,302)                                                   1,746,712
                                                                  -------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT AND FEDERAL AGENCIES (86.5%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (8.6%)
  4.348%, due 3/1/35                                $ 7,625,000   $   7,592,926
  5.00%, due 6/13/35 TBA (a)                          5,645,000       5,577,966
V   5.25%, due 11/5/12                               10,900,000      10,970,719
  5.50%, due 3/1/35-6/13/35 TBA (a)                   9,495,000       9,593,430
                                                                  -------------
                                                                     33,735,041
                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.8%)
  3.00%, due 8/1/10                                   6,014,581       5,768,728
  5.00%, due 6/1/33-8/1/33                           13,038,018      12,950,656
                                                                  -------------
                                                                     18,719,384
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (31.7%)
  2.80%, due 3/1/19                                   1,750,000       1,737,057
  3.354%, due 4/1/34 (c)                              6,318,385       6,278,127
  4.00%, due 9/2/08                                   8,840,000       8,773,877
  4.375%, due 7/17/13                                 5,140,000       5,014,682
V 5.00%, due 5/12/35 TBA (a)                         10,405,000      10,300,950
  5.25%, due 1/15/09-8/1/12                          11,485,000      11,912,435
  5.50%, due 5/2/06                                   8,970,000       9,121,556
V 5.50%, due 6/13/35 TBA (a)                         14,035,000      14,135,882
V 6.00%, due 6/13/35 TBA (a)                         23,965,000      24,556,647
  6.25%, due 2/1/11                                   1,875,000       2,028,186
V 6.625%, due 9/15/09 (b)                            16,975,000      18,603,241
V 6.625%, due 11/15/30                               10,170,000      12,538,460
                                                                  -------------
                                                                    125,001,100
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (27.1%)
V 4.50%, due 7/1/18 (c)                              22,759,268      22,567,602
V 4.50%, due 11/1/18 (c)                             13,208,957      13,097,718
  5.00%, due 9/1/17 (c)                               9,293,895       9,377,342
  5.50%, due 1/1/17-12/1/33 (c)                      31,846,952      32,413,163
V 5.50%, due 6/16/20 TBA (a)                         10,135,000      10,350,369
  6.00%, due 12/1/16-11/1/32                          5,903,341       6,082,872
  6.50%, due 10/1/31                                  2,239,275       2,333,011
  7.00%, due 7/1/31-11/1/32 (c)                       4,035,837       4,258,587
  7.50%, due 4/1/31 (c)                               5,877,124       6,316,863
                                                                  -------------
                                                                    106,797,527
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.7%)
  6.00%, due 8/15/32-12/15/32 (c)                     7,212,702       7,448,078
  6.50%, due 8/15/28-4/15/31 (c)                      4,800,935       5,034,264
  7.50%, due 12/15/28-2/15/32                         2,024,773       2,177,746
                                                                  -------------
                                                                     14,660,088
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
HVIDE VAN OMMEREN TANKERS (1.5%)
  Series I
  7.54%, due 12/14/23 (f)                           $ 2,928,000   $   3,042,397
  Series II
  7.54%, due 12/14/23 (f)                             2,930,000       3,044,475
                                                                  -------------
                                                                      6,086,872
                                                                  -------------
U.S. TREASURY BONDS (6.6%)
  5.375%, due 2/15/31 (b)                             5,755,000       6,500,002
  6.00%, due 2/15/26                                  1,555,000       1,839,941
V 6.25%, due 8/15/23 (b)                              9,465,000      11,375,009
  6.875%, due 8/15/25                                   630,000         816,490
  8.75%, due 8/15/20 (b)                              3,695,000       5,411,899
                                                                  -------------
                                                                     25,943,341
                                                                  -------------
U.S. TREASURY NOTES (2.5%)
  2.00%, due 7/15/14 T.I.P.(g)                        4,000,000       4,223,030
  3.00%, due 2/15/08 (b)                              1,680,000       1,647,843
  4.00%, due 2/15/15                                    545,000         536,165
  4.875%, due 2/15/12 (b)                             3,010,000       3,162,264
  6.00%, due 8/15/09                                    365,000         395,783
                                                                  -------------
                                                                      9,965,085
                                                                  -------------
Total U.S. Government & Federal Agencies
  (Cost $337,167,261)                                               340,908,438
                                                                  -------------
Total Long-Term Investments
  (Cost $376,537,238)                                               380,969,023
                                                                  -------------

SHORT-TERM INVESTMENTS (40.6%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (15.3%)
Bavaria TRR Corp.
  2.8928%, due 5/3/05 (e)                            11,500,000      11,497,269
Main Street Warehouse Funding
  3.0434%, due 5/4/05 (e)                            15,400,000      15,394,867
Premier Asset Collateral Entity
  2.8577%, due 5/18/05 (e)                           15,400,000      15,378,440
Rhineland Funding Capital Corp.
  3.1464%, due 6/20/05 (e)                           18,000,000      17,921,460
                                                                  -------------
Total Commercial Paper
  (Cost $60,192,036)                                                 60,192,036
                                                                  -------------

FEDERAL AGENCIES (21.8%)
Federal Home Loan Bank
  (Discount Notes)
  2.65%, due 5/2/05                                  18,085,000      18,083,666
  2.69%, due 5/4/05                                  10,480,000      10,477,650
  2.75%, due 5/9/05                                  10,000,000       9,993,884
  2.75%, due 5/11/05 (b)                             15,000,000      14,988,531
  2.81%, due 5/18/05                                  8,700,000       8,688,447
                                                                  -------------
                                                                     62,232,178
                                                                  -------------

 10   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL AGENCIES (CONTINUED)
x
Federal National Mortgage Association
(Discount Notes)
  2.73%, due 5/2/05                                 $ 9,225,000   $   9,224,300
  2.75%, due 5/2/05                                   8,225,000       8,224,370
  2.77%, due 5/25/05                                  6,095,000       6,083,732
                                                                  -------------
                                                                     23,532,402
                                                                  -------------
Total Federal Agencies
  (Cost $85,764,580)                                                 85,764,580
                                                                  -------------
                                                         SHARES
x
INVESTMENT COMPANY (0.0%) (d)
AIM Institutional Funds Group (e)                         3,025           3,025
                                                                  -------------
Total Investment Company
  (Cost $3,025)                                                           3,025
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
x
MASTER NOTE (1.3%)
Bank of America LLC
  3.08%, due 5/2/05 (e)                             $ 5,160,000       5,160,000
                                                                  -------------
Total Master Note
  (Cost $5,160,000)                                                   5,160,000
                                                                  -------------

REPURCHASE AGREEMENTS (2.2%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $2,300,585 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,415,061 and a Market
  Value of $2,346,167)                                2,300,000       2,300,000
                                                                  -------------
Dresdner Kleinwort Wasserstein Securities LLC
  3.07%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $4,501,151 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $4,738,890 and a Market
  Value of $4,725,041)                                4,500,000       4,500,000
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $100,025 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $202,449 and a Market Value
  of $105,070)                                      $   100,000   $     100,000
                                                                  -------------
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $1,802,462 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,825,767 and a Market
  Value of $1,892,166)                                1,802,000       1,802,000
                                                                  -------------
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $100,025 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $106,797 and a Market Value
  of $102,421)                                          100,000         100,000
                                                                  -------------
Total Repurchase Agreements
  (Cost $8,802,000)                                                   8,802,000
                                                                  -------------
Total Short-Term Investments
  (Cost $159,921,641)                                               159,921,641
                                                                  -------------
Total Investments
  (Cost $536,458,879) (h)                                 137.3%    540,890,664(i)
Liabilities in Excess of
  Cash and Other Assets                                   (37.3)   (146,846,708)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 394,043,956
                                                    ===========   =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement.
(b) Represents securities out on loan or a portion of which is out on loan. (See Note 2).
(c)  Segregated as collateral for TBA.
(d)  Less than one tenth of a percent.
(e) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  United States Government Guaranteed Security.
(g) Treasury Inflation Indexed Security -- Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price
     Index -- Urban Consumers.
(h)  The cost for federal income tax purpose is $536,400,171.
(i)  At April 30, 2005 net unrealized appreciation was
     $4,373,077 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,007,716 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $1,634,639.

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $536,458,879) including
  $72,586,331 market value of securities
  loaned                                        $540,890,664
Receivables:
  Investment securities sold                       7,309,456
  Interest                                         2,763,662
  Fund shares sold                                   264,401
Other assets                                          39,856
                                                ------------
    Total assets                                 551,268,039
                                                ------------

LIABILITIES:
Securities lending collateral                     74,157,061
Payables:
  Investments securities purchased                81,569,342
  Transfer agent                                     412,988
  NYLIFE Distributors                                288,030
  Fund shares redeemed                               237,738
  Due to custodian                                   197,993
  Manager                                            105,524
  Custodian                                            4,216
  Trustees                                             2,612
Accrued expenses                                      93,220
Dividends payable                                    155,359
                                                ------------
    Total liabilities                            157,224,083
                                                ------------
Net assets                                      $394,043,956
                                                ============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     99,396
  Class B                                            364,090
  Class C                                             10,400
  Class I                                                 13
Additional paid-in capital                       430,755,770
Accumulated net investment loss                     (495,210)
Accumulated net realized loss on investments     (41,122,288)
Net unrealized appreciation on investments         4,431,785
                                                ------------
Net assets                                      $394,043,956
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 82,736,250
                                                ============
Shares of beneficial interest outstanding          9,939,639
                                                ============
Net asset value per share outstanding           $       8.32
Maximum sales charge (4.50% of offering price)          0.39
                                                ------------
Maximum offering price per share outstanding    $       8.71
                                                ============
CLASS B
Net assets applicable to outstanding shares     $302,650,361
                                                ============
Shares of beneficial interest outstanding         36,408,989
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.31
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  8,646,115
                                                ============
Shares of beneficial interest outstanding          1,039,956
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.31
                                                ============
CLASS I
Net assets applicable to outstanding shares     $     11,230
                                                ============
Shares of beneficial interest outstanding              1,346
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.35
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 8,551,603
  Income from securities loaned -- net                49,508
                                                 -----------
    Total income                                   8,601,111
                                                 -----------
EXPENSES:
  Manager                                          1,221,229
  Distribution -- Class B                          1,182,686
  Distribution -- Class C                             33,242
  Transfer agent -- Classes A, B and C               722,675
  Transfer agent -- Class I                               32
  Service -- Class A                                 106,211
  Service -- Class B                                 394,664
  Service -- Class C                                  10,644
  Shareholder communication                           47,710
  Professional                                        43,367
  Recordkeeping                                       33,575
  Registration                                        26,736
  Custodian                                           26,461
  Trustees                                            12,751
  Miscellaneous                                       19,326
                                                 -----------
    Total expenses before waiver and
      reimbursement                                3,881,309
  Expense waiver and reimbursement from Manager     (465,663)
                                                 -----------
    Net expenses                                   3,415,646
                                                 -----------
Net investment income                              5,185,465
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   1,222,337
Net change in unrealized appreciation on
  investments                                     (4,978,743)
                                                 -----------
Net realized and unrealized loss on investments   (3,756,406)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,429,059
                                                 ===========

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,185,465   $ 11,002,983
 Net realized gain (loss) on
  investments                           1,222,337     (2,060,653)
 Net change in unrealized
  appreciation on investments          (4,978,743)     4,945,761
                                     ---------------------------
 Net increase in net assets
  resulting from operations             1,429,059     13,888,091
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Class A                             (1,397,750)    (2,788,796)
   Class B                             (3,972,560)    (9,032,735)
   Class C                               (107,920)      (249,466)
   Class I                                   (383)          (374)
 Return of Capital:
   Class A                                     --       (598,637)
   Class B                                     --     (1,938,443)
   Class C                                     --        (54,422)
                                     ---------------------------
 Total dividends to shareholders       (5,478,613)   (14,662,873)

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             12,367,469     28,921,503
   Class B                              6,290,290     18,905,610
   Class C                              1,331,012      2,369,344
   Class I                                     --         41,932
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                              1,226,650      2,971,684
   Class B                              3,321,304      9,046,769
   Class C                                 82,861        226,402
   Class I                                    233            288
                                     ---------------------------
                                       24,619,819     62,483,532
                                     ---------------------------
 Cost of shares redeemed:
   Class A                            (16,534,839)   (45,088,467)
   Class B                            (37,718,228)  (101,629,897)
   Class C                             (1,305,144)    (6,344,857)
   Class I                                (15,039)       (15,979)
                                     ---------------------------
                                      (55,573,250)  (153,079,200)
                                     ---------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (30,953,431)   (90,595,668)
                                     ---------------------------
    Net decrease in net assets        (35,002,985)   (91,370,450)

NET ASSETS:
Beginning of period                   429,046,941    520,417,391
                                     ---------------------------
End of period                        $394,043,956   $429,046,941
                                     ===========================
Accumulated net investment loss at
 end of period                       $   (495,210)  $   (202,062)
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                               CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ------------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                   YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001            2000        1999
Net asset value at beginning
  of period                      $  8.40          $  8.42          $  8.67        $  8.25      $  8.19         $  7.75     $  8.46
                                 -------          -------          -------        -------      -------         -------     -------
Net investment income               0.14             0.25             0.20           0.32         0.39(a)(e)      0.46(a)     0.42
Net realized and unrealized
  gain (loss) on investments       (0.08)            0.05            (0.16)          0.47         0.12(e)         0.45       (0.65)
                                 -------          -------          -------        -------      -------         -------     -------
Total from investment
  operations                        0.06             0.30             0.04           0.79         0.51            0.91       (0.23)
                                 -------          -------          -------        -------      -------         -------     -------
Less dividends and
  distributions:
  From net investment income       (0.14)           (0.28)           (0.29)         (0.37)       (0.39)          (0.46)      (0.42)
  Return of capital                   --            (0.04)              --             --        (0.06)          (0.01)      (0.06)
                                 -------          -------          -------        -------      -------         -------     -------
Total dividends and
  distributions                  $ (0.14)           (0.32)           (0.29)         (0.37)       (0.45)          (0.47)      (0.48)
                                 -------          -------          -------        -------      -------         -------     -------
Net asset value at end of
  period                         $  8.32          $  8.40          $  8.42        $  8.67      $  8.25         $  8.19     $  7.75
                                 =======          =======          =======        =======      =======         =======     =======
Total investment return (b)         0.69%(c)         3.60%            0.50%(c)       9.75%        6.33%          12.20%      (2.81%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.14%+           2.96%            2.85%+         3.76%        4.71%(e)        5.89%       5.17%+
    Net expenses                    1.08%+           1.25%            1.25%+         1.19%        1.17%           1.16%       1.13%+
    Expenses (before
      waiver/reimbursement)         1.21%+           1.27%            1.25%+         1.19%        1.17%           1.16%       1.13%+
Portfolio turnover rate               78%(f)          110%              99%           117%         151%            324%        255%
Net assets at end of period
  (in 000's)                     $82,736          $86,516          $99,852        $92,581      $59,405         $58,674     $34,116

                                                                 JANUARY 1,                          CLASS C
                                SIX MONTHS                          2003          ----------------------------------------------
                                  ENDED         YEAR ENDED         THROUGH                   YEAR ENDED DECEMBER 31,
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,      ----------------------------------------------
                                  2005*            2004            2003**          2002         2001           2000        1999
Net asset value at beginning
  of period                       $ 8.39          $ 8.40           $  8.66        $  8.24      $ 8.18         $ 7.73      $ 8.44
                                  ------          ------           -------        -------      ------         ------      ------
Net investment income               0.11            0.17              0.14           0.26        0.33(a)(e)     0.40(a)     0.36
Net realized and unrealized
  gain on investments              (0.08)           0.07             (0.16)          0.46        0.12           0.46       (0.66)
                                  ------          ------           -------        -------      ------         ------      ------
Total from investment
  operations                      $ 0.03            0.24             (0.02)          0.72        0.45           0.86       (0.30)
                                  ------          ------           -------        -------      ------         ------      ------
Less dividends and
  distributions:
  From net investment income      $(0.11)          (0.21)            (0.24)         (0.30)      (0.34)         (0.41)      (0.36)
  Return of Capital                   --           (0.04)               --             --       (0.05)          0.00(d)    (0.05)
                                  ------          ------           -------        -------      ------         ------      ------
Total dividends and
  distributions                   $(0.11)          (0.25)            (0.24)         (0.30)      (0.39)         (0.41)      (0.41)
                                  ------          ------           -------        -------      ------         ------      ------
Net asset value at end of
  period                          $ 8.31          $ 8.39           $  8.40        $  8.66      $ 8.24         $ 8.18      $ 7.73
                                  ======          ======           =======        =======      ======         ======      ======
Total investment return (b)         0.31%(c)        2.92%            (0.25%)(c)      8.94%       5.54%         11.49%      (3.60%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        2.39%+          2.21%             2.10%+         3.01%       3.96%(e)       5.14%       4.42%
    Net expenses                    1.83%+          2.00%             2.00%+         1.94%       1.92%          1.91%       1.88%
    Expenses (before
      waiver/reimbursement)         1.96%+          2.02%             2.00%+         1.94%       1.92%          1.91%       1.88%
Portfolio turnover rate               78%(f)         110%               99%           117%        151%           324%        255%
Net assets at end of period
  (in 000's)                      $8,646          $8,620           $12,385        $17,940      $9,245         $5,059      $  532

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Class I shares were first offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  $(0.03)       $(0.03)       $(0.03)
Increase net realized and unrealized gains and losses             0.03          0.03          0.03
Decrease ratio of net investment income                          (0.37%)       (0.37%)       (0.37%)

(f)  Portfolio turnover rate, not including mortgage dollar rolls for the six months ended
     April 30, 2005 is 22%.

 16   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                   JANUARY 1,
  SIX MONTHS                          2003                                 CLASS B
    ENDED         YEAR ENDED         THROUGH        -----------------------------------------------------
  APRIL 30,       OCTOBER 31,      OCTOBER 31,                 CLASS B YEAR ENDED DECEMBER 31,
    2005*            2004            2003**           2002          2001             2000          1999
<S
   $   8.39        $   8.40         $   8.66        $   8.24      $   8.18         $   7.73      $   8.44
   --------        --------         --------        --------      --------         --------      --------
       0.11            0.17             0.14            0.26(a)       0.33(a)(e)       0.40(a)       0.36
      (0.08)           0.07            (0.16)           0.46          0.12(e)          0.46         (0.66)
   --------        --------         --------        --------      --------         --------      --------
       0.03            0.24            (0.02)           0.72          0.45             0.86         (0.30)
   --------        --------         --------        --------      --------         --------      --------
       0.11           (0.21)           (0.24)          (0.30)        (0.34)           (0.41)        (0.36)
                      (0.04)              --              --         (0.05)            0.00(d)      (0.05)
   --------        --------         --------        --------      --------         --------      --------
   $  (0.11)          (0.25)           (0.24)          (0.30)        (0.39)           (0.41)        (0.41)
   --------        --------         --------        --------      --------         --------      --------
   $   8.31        $   8.39         $   8.40        $   8.66      $   8.24         $   8.18      $   7.73
   ========        ========         ========        ========      ========         ========      ========
       0.31%(c)        2.92%           (0.25%)(c)       8.94%         5.54%           11.49%        (3.60%)
       2.39%+          2.21%            2.10%+          3.01%         3.96%(e)         5.14%         4.42%
       1.83%+          2.00%            2.00%+          1.94%         1.92%            1.91%         1.88%
       1.96%+          2.02%            2.00%+          1.94%         1.92%            1.91%         1.88%
         78%(f)         110%              99%            117%          151%             324%          255%
   $302,650        $333,884         $408,180        $477,341      $411,271         $403,374      $483,495

                    CLASS I***
                  ---------------
  SIX MONTHS      JANUARY 2, 2004
    ENDED             THROUGH
  APRIL 30,         OCTOBER 31,
    2005*              2004*
<S
    $8.41             $ 8.44
    -----             ------
     0.14               0.29
    (0.05)             (0.04)
    -----             ------
     0.09               0.25
    -----             ------
    (0.15)             (0.28)
       --                 --
    -----             ------
    (0.15)             (0.28)
    -----             ------
    $8.35             $ 8.41
    =====             ======
     0.95%(c)           2.99%(c)
     3.47%+             3.34%+
     0.73%+             0.87%+
     0.86%+             0.89%+
       78%(f)            110%
    $  11             $   26

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax

 18   MainStay Government Fund
regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% annually on assets in excess of $1 billion. In addition, effective August 1, NYLIM voluntarily agreed to waive its management fee by 0.10% on assets up to $1 billion and 0.45% on assets in excess of 1$ billion. Effective December 1, 2004, NYLIM also agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.05%, 1.80% and 1.80% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent reduction in the management fee for Class I. For the six months ended April 30, 2005, the Manager earned from the Fund $1,221,229, and waived its fees and/or reimbursed expenses in the amount of $465,663.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

                                                    www.mainstayfunds.com     19

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $12,525 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $5,021, $119,792 and $1,214, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $722,707.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Government Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in professional expenses as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $7,198 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for services provided to the Fund by the Manager amounted to $33,575 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004 for federal income tax purposes, capital loss carryforwards of $42,344,625 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS      AMOUNT
  AVAILABLE THROUGH   (000'S)

        2005          $ 1,897
        2007           30,060
        2008            6,930
        2012            3,458
  ---------------------------
                      $42,345
  ---------------------------

The tax character of distributions paid for the year ended October 31, 2004, during the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004         2003         2002
Distributions paid from
  Ordinary Income      $12,071,371  $16,741,123  $19,216,844
  Return of Capital      2,591,502           --           --
------------------------------------------------------------
                       $14,662,873  $16,741,123  $19,216,844
------------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of U.S. Government securities were $307,007 and $315,860, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $11,343 and $15,217, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $72,586,331. The Fund received $74,157,061 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities

 20   MainStay Government Fund
lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                SIX MONTHS ENDED
                                APRIL 30, 2005**
                       CLASS A  CLASS B  CLASS C  CLASS I
Shares sold              1,483      756      159       --
---------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            147      400       10       28
---------------------------------------------------------
                         1,630    1,156      170       28
---------------------------------------------------------
Shares redeemed        (1,984)  (4,531)    (157)  (1,801)
---------------------------------------------------------
Net increase
  (decrease)             (354)  (3,375)       13  (1,773)
---------------------------------------------------------

                                    YEAR ENDED
                                 OCTOBER 31, 2004
                       CLASS A   CLASS B  CLASS C   CLASS I*
Shares sold              3,442     2,242      283          5
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            355     1,081       27      --(a)
------------------------------------------------------------
                         3,797     3,323      310          5
------------------------------------------------------------
Shares redeemed        (5,368)  (12,128)    (757)        (2)
------------------------------------------------------------
Net increase
  (decrease)           (1,571)   (8,805)    (447)          3
------------------------------------------------------------

*   First offered on January 1, 2004.
**  Unaudited.
(a)   Less than one thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        McGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Government Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Government Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Government Fund

                               [True Blank Page]

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A07153         (RECYCLE LOGO)                        MS225-05  MSG10-06/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay High Yield Corporate Bond Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.


The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          23
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28

Trustees and Officers                                                         36
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          39
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        39
--------------------------------------------------------------------------------

MainStay Funds                                                                40

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -3.02%   1.97%  6.36%   8.29%
Excluding sales charges   1.55    6.77   7.35    8.79

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
With sales charges                                                   BOND FUND CLASS A                     YIELD INDEX
                                                               -----------------------------     -------------------------------
4/30/95                                                                 $  9,550.00                         $ 10,000.00
                                                                          11,104.00                           11,265.00
                                                                          12,486.00                           12,623.00
                                                                          14,562.00                           14,411.00
                                                                          15,126.00                           14,511.00
                                                                          15,564.00                           14,219.00
                                                                          14,810.00                           14,200.00
                                                                          15,510.00                           15,067.00
                                                                          16,848.00                           16,760.00
                                                                          20,776.00                           19,565.00
4/30/05                                                                   22,183.00                           20,919.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -3.66%   0.98%  6.28%   8.02%
Excluding sales charges   1.24    5.93   6.55    8.02

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
With sales charges                                                   BOND FUND CLASS B                     YIELD INDEX
                                                               -----------------------------     -------------------------------
4/30/95                                                                 $ 10,000.00                         $ 10,000.00
                                                                          11,545.00                           11,265.00
                                                                          12,914.00                           12,623.00
                                                                          14,964.00                           14,411.00
                                                                          15,411.00                           14,511.00
                                                                          15,757.00                           14,219.00
                                                                          14,873.00                           14,200.00
                                                                          15,468.00                           15,067.00
                                                                          16,673.00                           16,760.00
                                                                          20,427.00                           19,565.00
4/30/05                                                                   21,639.00                           20,919.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        0.26%   4.94%  6.55%   8.02%
Excluding sales charges   1.24    5.93   6.55    8.02

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
With sales charges                                                   BOND FUND CLASS C                     YIELD INDEX
                                                               -----------------------------     -------------------------------
4/30/95                                                                 $ 10,000.00                         $ 10,000.00
                                                                          11,545.00                           11,265.00
                                                                          12,914.00                           12,623.00
                                                                          14,964.00                           14,411.00
                                                                          15,411.00                           14,511.00
                                                                          15,757.00                           14,219.00
                                                                          14,873.00                           14,200.00
                                                                          15,468.00                           15,067.00
                                                                          16,673.00                           16,760.00
                                                                          20,427.00                           19,565.00
4/30/05                                                                   21,639.00                           20,919.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay High Yield Corporate Bond Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.84%   7.21%  7.63%   9.08%

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS I                     YIELD INDEX
                                                               -----------------------------     -------------------------------
4/30/95                                                                  $ 10,000                            $ 10,000
                                                                           11,651                              11,265
                                                                           13,155                              12,623
                                                                           15,384                              14,411
                                                                           15,988                              14,511
                                                                           16,510                              14,219
                                                                           15,731                              14,200
                                                                           16,534                              15,067
                                                                           17,975                              16,760
                                                                           22,247                              19,565
4/30/05                                                                    23,851                              20,919

                                                 SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                           MONTHS   YEAR    YEARS   YEARS
------------------------------------------------------------------------------

Credit Suisse First Boston(TM) High Yield
Index(1)                                         0.65%    6.92%  8.03%   7.66%
Average Lipper high current yield fund(2)       -0.26     5.44   4.89    5.76

1. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES           5% RETURN           EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,015.60            $5.00            $1,020.00             $5.01
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,012.45            $8.73            $1,016.25             $8.75
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,012.45            $8.73            $1,016.25             $8.75
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,018.45            $3.35            $1,021.65             $3.36
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each Class (1.00% for Class A, 1.75% for Class B and Class C, and 0.67% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay High Yield Corporate Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM
                       INVESTMENTS
                       (COLLATERAL
                          FROM
                       SECURITIES                                   LOAN
                         LENDING      FOREIGN                   ASSIGNMENTS                                         CONVERTIBLE
                           IS        CORPORATE   CONVERTIBLE        AND          COMMON      YANKEE     PREFERRED    PREFERRED
CORPORATE BONDS          13.6%)        BONDS        BONDS      PARTICIPATIONS    STOCKS       BONDS      STOCKS       STOCKS
---------------        -----------   ---------   -----------   --------------    ------      ------     ---------   -----------
62.7%                      23.4%        9.4%          4.6%            3.9%         3.3%        2.4%        1.8%          0.6%



                                   LIABILITIES
                                       IN
                                     EXCESS
                                     OF CASH
                                       AND
                                      OTHER
CORPORATE BONDS        WARRANTS      ASSETS
---------------        --------    -----------
62.7%                    0.2%         -12.3%

See Portfolio of Investments on page 11 for specific holdings within these categories.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedGlobalCom, Inc.                                           6.  Canwest Media, Inc. 8.00%, due 9/15/12
 2.  Sovereign Real Estate Investment Corp. 12.00%, Class A          7.  Crescent Real Estate Equities L.P. 7.50%, due 9/15/07
 3.  El Paso Production Holding Co. 7.75%, due 6/1/13                8.  Rainbow National Services LLC 10.375%, due 9/1/14
 4.  Cedar Brakes II LLC 9.875%, due 9/1/13                          9.  Quebecor Media, Inc. 13.75%, beginning 7/15/06
 5.  Goodyear Tire & Rubber Co. (The) 11.00%, due 3/1/11            10.  HCA, Inc. 7.50%, due 11/15/95


--------------------------------------------------------------------------------

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and J. Matthew Philo of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or, if unrated, that we consider to be of comparable quality. In implementing this strategy, we seek to identify investment opportunities based primarily on the financial condition and competitiveness of individual companies. The Fund's principal investments include domestic corporate debt securities, Yankee or dollar-denominated debt securities, zero-coupon bonds, U.S. government securities, convertible corporate bonds, and loan participation interests. The Fund may invest up to 20% of its assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.(1)

WHAT WERE SOME OF THE TRENDS THAT DROVE THE HIGH-YIELD MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The high-yield market continued its strong performance through the end of 2004. The new year brought large withdrawals from high-yield mutual funds. In March and April 2005, the high-yield market generated negative results. During the reporting period, General Motors and Ford each lowered earnings guidance, which prompted Standard & Poor's to lower the credit outlook for both of these automakers from stable to negative. Bonds of both companies were trading at yields comparable to high-yield issuers for several months prior to the downgrades in early May. Because of the size and importance of the issuers, their expected downgrades cast a shadow on the market.

WHAT EFFECT DID THESE MARKET TRENDS HAVE ON THE FUND?

As a result of the market's upward climb, we found limited attractive buying opportunities. Since we also had concerns about the quality of new issues, the Fund maintained cash levels that were higher than usual. The Fund also experienced higher-than-normal tenders from bond issuers, which added to the Fund's cash level. (A tender is a payment for bonds called prior to maturity.) Finally, while cash flows into the Fund were positive at the end of 2004, they turned negative during the first four months of 2005.

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?(2)

We are bottom-up investors, so the Fund's exposure to various industries is primarily the result of individual security selection. Over the six months ended April 30, 2005, we reduced the Fund's exposure to broadcasting and utility bonds. We increased the Fund's absolute weightings in health care, housing (specifically real estate development), diversified media (specifically print/other media), retail, and transportation.

At the end of the reporting period, the Fund's largest overweighted positions relative to the Credit Suisse First Boston(TM) High Yield Index(3) were automotive, financial, and real estate development bonds. At the same time, the Fund held underweighted positions relative to the benchmark index in gaming, food and drug, and manufacturing bonds.

DID YOU ADJUST THE FUND'S DURATION POSITIONING DURING THE PERIOD?

As bottom up investors, duration is primarily a residual of our investment process. We believe that high-yield bonds have risk and reward characteristics


High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. Industries mentioned in the Portfolio Management Discussion and Analysis are those included in the Credit Suisse First Boston(TM) High Yield Index categorization. Industries in the Portfolio of Investments reflect the Global Industry Classification Standard (GICS(R)) developed by Standard & Poor's and MSCI.
3. See footnote on page 5 for more information on the Credit Suisse First Boston(TM) High Yield Index.

 8   MainStay High Yield Corporate Bond Fund
similar to those of equities. As a result, traditional fixed-income strategies, such as yield-curve positioning, maturity structure, and duration management are not the focal point of our investment process. That said, we believe that our general duration parameters of plus or minus 10% relative to the benchmark index may serve to reduce the duration risk of the Fund. We feel that the ultimate driver of high-yield returns is the default rate, which has been decreasing over the last 36 months, although there is an expectation that default rates will rise somewhat by year-end. While rising interest rates would potentially have a negative impact on the Fund, we would expect the effects to be less than the related impact on investment-grade debt.

WHAT WERE SOME OF THE FUND'S STRONG AND WEAK PERFORMERS DURING THE REPORTING PERIOD?

The Fund's top performers were UnitedGlobalCom, ICO Global, El Commandante, President Casinos, and Ono Finance. On the other hand, Collins & Aikman, Quadramed, General Motors, Northwest Airlines, and Delta Airlines detracted from results.

The Fund's airlines bonds provided variable performance during the reporting period. Following Delta Airlines' settlement with its unions in October 2004, airlines--and Delta in particular--had very favorable performance through the end of the year. The industry has since weakened. The price of oil increased during the first part of 2005, causing concern among airline investors. As a result, Delta Airlines and Northwest Airlines were among the Fund's weak performers for six months ended April 30, 2005.

General Motors and Ford have had a substantial impact on the high-yield market, both prior to and after their early-May downgrades. Investors are currently trying to assess the new situation. Because of the large amount of bonds issued by General Motors and Ford, the two issuers will account for about 13% of the high-yield market. Their impact on high-yield indexes, however, will vary depending on the rules for inclusion in each index. Because the bonds of General Motors and GMAC (the finance arm of GM) meet our investment criteria, the Fund continues to hold the securities.

WERE THERE ANY OTHER AREAS THAT DIDN'T MEET YOUR EXPECTATIONS?

While utility holdings continue to constitute one of the Fund's largest industry weightings, we reduced the Fund's exposure to the utility industry during the reporting period. The Fund's position in Calpine underperformed because of concerns regarding liquidity. Other utility holdings in the Fund include AES Eastern Energy, El Paso-Cedar Brakes, Mirant, and NRG.

One of the largest industries in the Fund's portfolio was forest products/containers. Both the paper and packaging subgroups detracted from performance during March and April 2005, after generating solid performance in January and February. Among paper companies, the Fund's largest weighting was in Georgia Pacific. The company announced weaker-than-expected fourth-quarter 2004 results in January 2005, but Georgia Pacific's bonds performed well for the month because investors expect the company to continue lowering its total debt. In March, however, the company's bonds sold off with the market. The Canadian dollar and lower pulp prices hurt the Fund's position in Tembec. Other forest products/containers companies in which the Fund invested include Crown Euro Holdings, Owens Brockway, Owens-Illinois, and Norske Skog.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the six months ended April 30, 2005, we established or added positions to General Motors and General Acceptance, Rayovac, and Toys "R" Us. Significant sales during the reporting period included positions in Dresser Rand, National Beef, and Sea Containers.

HOW DID THE FUND CHANGE ITS WEIGHTINGS DURING THE REPORTING PERIOD?

During the six months ended April 30, 2005, the Fund reduced its weightings in the broadcasting and utility industries. The Fund increased its weightings in various industries, including health care, housing (specifically real estate development), diversified media (specifically print/other media), retail, and transportation. There were minor adjustments in other industries.

As of April 30, 2005, the Fund was overweighted relative to the Credit Suisse First Boston(TM) High Yield Index in the automotive, financial, and real estate development industries. On the same date, the Fund was significantly underweighted relative to the Index in the gaming, food and drug, and manufacturing industries.

                                                     www.mainstayfunds.com     9

WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET GOING FORWARD?

We now believe that the high-yield market may have approached fair value relative to U.S. Treasurys. We are becoming concerned that at current levels, we may not be adequately compensated for interest-rate risk and credit risk. We are raising the Fund's exposure to floating-rate debt and are actively selling bonds that have reached our price targets. During the next few months, cash levels may remain elevated until we see a correction in the high-yield market. In our opinion, with high-yield securities yielding 8% or less, the opportunity cost of holding cash is less than the downside of deviating from our process to lower the cash level of the Fund's portfolio. We will seek to use the cash tactically to seize opportunities as they arise, particularly in the secondary market.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (83.0%)+
CONVERTIBLE BONDS (4.6%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                 $ 11,530,000   $    4,035,500
                                                                   --------------

BIOTECHNOLOGY (0.4%)
Amgen, Inc.
  (zero coupon), due 3/1/32                           21,520,000       15,763,400
                                                                   --------------

COMMUNICATIONS EQUIPMENT (1.8%)
CIENA Corp.
  3.75%, due 2/1/08 (i)                               39,835,000       33,511,194
Nortel Networks Corp.
  4.25%, due 9/1/08                                   33,670,000       30,597,612
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(d)                           15,490,000       14,328,250
                                                                   --------------
                                                                       78,437,056
                                                                   --------------
CONSUMER FINANCE (0.2%)
Providian Financial Corp.
  3.25%, due 8/15/05                                   9,040,000        9,017,400
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (d)                             61,533,853        8,614,739
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES (1.2%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (k)                      43,980,000       33,479,775
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                  18,790,000       19,471,138
                                                                   --------------
                                                                       52,950,913
                                                                   --------------
MEDIA (0.0%) (b)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (d)                              12,365,000          865,550
                                                                   --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Amkor Technology, Inc.
  5.75%, due 6/1/06 (i)                               16,500,000       14,726,250
LSI Logic Corp.
  4.00%, due 11/1/06                                  13,670,000       13,379,513
                                                                   --------------
                                                                       28,105,763
                                                                   --------------
Total Convertible Bonds
  (Cost $220,441,613)                                                 197,790,321
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (62.7%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08 (i)                             $ 10,660,000   $   10,606,700
  8.50%, due 10/1/10                                   1,965,000        2,112,375
  Series B
  8.875%, due 5/1/11                                   1,405,000        1,415,537
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                   5,580,000        5,747,400
  9.00%, due 8/1/09                                   14,815,000       15,629,825
                                                                   --------------
                                                                       35,511,837
                                                                   --------------
AIRLINES (1.3%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                 49,591,000       12,893,660
  Series B
  9.25%, due 12/27/07 (e)                              5,175,000        2,044,125
  9.25%, due 3/15/22                                   9,000,000        2,430,000
  9.75%, due 5/15/21                                   2,115,000          571,050
  10.00%, due 8/15/08                                  8,125,000        2,843,750
  10.375%, due 2/1/11                                  3,895,000        1,285,350
  10.375%, due 12/15/22                               12,875,000        3,476,250
Northwest Airlines, Inc.
  8.97%, due 1/2/15                                    1,749,268        1,047,234
  9.875%, due 3/15/07 (i)                             29,140,000       18,358,200
  10.00%, due 2/1/09 (i)                              23,496,500       11,748,250
                                                                   --------------
                                                                       56,697,869
                                                                   --------------
AUTO COMPONENTS (3.0%)
Advanced Accessory Systems
  10.75%, due 6/15/11 (i)                              3,740,000        2,655,400
ArvinMeritor, Inc.
  6.625%, due 6/15/07                                     55,000           53,625
  8.75%, due 3/1/12 (i)                                3,995,000        3,725,338
Collins & Aikman Products
  10.75%, due 12/31/11 (i)                             4,925,000        3,656,812
  12.875%, due 8/15/12 (c)(i)                         33,645,000       10,093,500
Cooper-Standard Automotive
  7.00%, due 12/15/12 (c)(i)                           8,235,000        7,082,100
Dana Corp.
  7.00%, due 3/1/29 (i)                               15,660,000       12,683,285
  9.00%, due 8/15/11                                   8,355,000        8,934,110

+ Percentages indicated are based on Portfolio net assets.
V Among the portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO COMPONENTS (CONTINUED)
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08 (i)                           $  5,845,000   $    5,655,037
  6.625%, due 12/1/06 (i)                              7,469,000        7,525,018
  8.50%, due 3/15/07 (i)                               4,605,000        4,685,588
V    11.00%, due 3/1/11 (c)(h)                        40,235,000       43,856,150
Tenneco Automotive, Inc.
  Series B
  8.625%, due 11/15/14 (c)                            11,285,000       10,297,562
  10.25%, due 7/15/13                                  7,625,000        8,330,312
                                                                   --------------
                                                                      129,233,837
                                                                   --------------
AUTOMOBILES (0.4%)
General Motors Corp.
  8.375%, due 7/15/33 (i)                             24,640,000       18,755,475
                                                                   --------------

BUILDING MATERIALS & COMPONENTS (0.1%)
Goodman Global Holding Co., Inc.
  5.76%, due 6/15/12 (c)(j)                            3,710,000        3,543,050
                                                                   --------------

BUILDING PRODUCTS (0.6%)
Dayton Superior Corp.
  10.75%, due 9/15/08 (i)                             12,865,000       12,607,700
Interline Brands, Inc.
  11.50%, due 5/15/11                                  6,734,000        7,609,420
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  7,595,000        7,557,025
                                                                   --------------
                                                                       27,774,145
                                                                   --------------
CAPITAL MARKETS (0.6%)
LaBranche & Co., Inc.
  9.50%, due 5/15/09 (i)                               8,720,000        9,068,800
  11.00%, due 5/15/12                                 15,820,000       16,611,000
                                                                   --------------
                                                                       25,679,800
                                                                   --------------
CHEMICALS (3.0%)
Crompton Corp.
  9.875%, due 8/1/12                                  19,870,000       22,751,150
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                  11,985,000       11,505,600
  10.125%, due 9/1/08                                  5,685,000        6,253,500
  10.625%, due 5/1/11                                 12,905,000       14,389,075
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  7,965,000        8,492,681
  10.50%, due 6/1/13                                  14,310,000       16,492,275
Millennium America, Inc.
  7.00%, due 11/15/06 (i)                              7,395,000        7,524,413
  7.625%, due 11/15/26                                 8,115,000        7,709,250

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (CONTINUED)
Terra Capital, Inc.
  12.875%, due 10/15/08                             $ 28,715,000   $   34,027,275
Witco Corp.
  7.75%, due 4/1/23                                    1,647,000        1,696,410
                                                                   --------------
                                                                      130,841,629
                                                                   --------------
COMMERCIAL BANKS (0.2%)
UGS Corp.
  10.00%, due 6/1/12 (c)                               8,270,000        8,848,900
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
American Color Graphics
  10.00%, due 6/15/10                                  3,380,000        2,163,200
El Commandante Capital Corp.
  11.75%, due 12/15/05 (d)(e)                         17,186,051       18,904,656
Geo Sub Corp.
  11.00%, due 5/15/12                                 14,095,000       13,813,100
Interpool, Inc.
  6.00%, due 9/1/14                                   10,595,000        9,588,475
Language Line, Inc.
  11.125%, due 6/15/12                                 8,695,000        8,912,375
Phoenix Color Corp.
  10.375%, due 2/1/09                                  7,935,000        7,310,119
Vertrue, Inc.
  9.25%, due 4/1/14                                   12,965,000       12,770,525
                                                                   --------------
                                                                       73,462,450
                                                                   --------------
COMMUNICATIONS EQUIPMENT (0.8%)
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (i)                              8,959,000        8,690,230
  6.45%, due 3/15/29 (i)                              18,340,000       15,474,375
  6.50%, due 1/15/28                                   5,485,000        4,593,688
  7.25%, due 7/15/06 (i)                               6,450,000        6,562,875
                                                                   --------------
                                                                       35,321,168
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.8%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                             3,200,000        3,424,000
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                            16,430,000       18,155,150
URS Corp.
  11.50%, due 9/15/09                                 13,267,000       14,991,710
                                                                   --------------
                                                                       36,570,860
                                                                   --------------
CONSUMER FINANCE (1.0%)
General Motors Acceptance Corp.
  5.625%, due 5/15/09 (i)                              8,795,000        7,961,190
  6.75%, due 12/1/14 (i)                              28,960,000       24,260,950
  8.00%, due 11/1/31                                  10,780,000        9,070,691
                                                                   --------------
                                                                       41,292,831
                                                                   --------------

 12   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (2.3%)
Constar International, Inc.
  6.1494%, due 2/15/12 (c)(i)(j)                    $  8,635,000   $    8,548,650
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                      45,000           47,475
  8.25%, due 5/15/13                                   5,710,000        6,052,600
  8.75%, due 11/15/12                                  8,710,000        9,493,900
  8.875%, due 2/15/09                                 24,525,000       26,119,125
Owens-Illinois, Inc.
  7.80%, due 5/15/18 (i)                              10,530,000       10,503,675
  8.10%, due 5/15/07 (i)                              26,405,000       27,593,225
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)(i)                           9,930,000        9,234,900
                                                                   --------------
                                                                       97,593,550
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                 20,243,526       21,660,573
V  Canwest Media, Inc.
  8.00%, due 9/15/12 (c)                              41,430,459       42,362,644
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  8,065,000        8,468,250
ESI Tractebel Acquisition Corp.
  Series B
  7.99%, due 12/30/11                                 13,929,000       14,925,676
IPC Acquisition Corp.
  11.50%, due 12/15/09                                22,580,000       24,838,000
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14
  11.50% beginning 4/1/09 (c)                         27,335,000       19,134,500
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                               10,205,000       10,919,350
V    10.375%, due 9/1/14 (c)                          35,590,000       40,216,700
UCAR Finance, Inc.
  10.25%, due 2/15/12                                 20,290,000       21,203,050
Venoco, Inc.
  8.75%, due 12/15/11 (c)                              9,135,000        9,135,000
                                                                   --------------
                                                                      212,863,743
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06 (i)                               7,580,000        7,617,900

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc.
  Series B
  7.50%, due 11/1/08                                $  2,208,000   $    2,075,520
  7.75%, due 2/15/11 (c)                              26,385,000       24,801,900
  8.00%, due 2/15/14 (c)(i)                           12,825,000       12,055,500
Qwest Corp.
  5.625%, due 11/15/08                                 1,420,000        1,388,050
  7.50%, due 6/15/23                                     335,000          296,475
  8.875%, due 6/1/31 (i)                               3,600,000        3,595,500
  9.125%, due 3/15/12 (c)                             13,755,000       14,580,300
Qwest Services Corp.
  13.50%, due 12/15/07 (c)                            11,631,000       12,706,867
  14.00%, due 12/15/10 (c)                            24,524,000       27,589,500
  14.50%, due 12/15/14 (c)                            12,881,000       14,941,960
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                  25,275,000       28,055,250
Telcordia Technologies, Inc.
  10.00%, due 3/15/13 (c)                             19,310,000       18,634,150
                                                                   --------------
                                                                      168,338,872
                                                                   --------------
ELECTRIC UTILITIES (1.7%)
V  Cedar Brakes II LLC
  9.875%, due 9/1/13 (c)(i)                           36,917,451       44,688,944
Mirant Americas Generation LLC
  7.20%, due 10/1/08 (d)                               4,835,000        5,487,725
  8.30%, due 5/1/11 (d)                                1,395,000        1,510,087
  8.50%, due 10/1/21 (d)                               8,895,000        9,184,088
  9.125%, due 5/1/31 (d)                               6,780,000        7,152,900
Southern California Edison Co.
  8.00%, due 2/15/07                                   4,043,000        4,305,180
                                                                   --------------
                                                                       72,328,924
                                                                   --------------
ELECTRICAL EQUIPMENT (0.3%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                               12,365,000       12,735,950
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (1.0%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                  1,910,000        1,968,125
  Series A
  7.625%, due 8/1/10                                   8,175,000        8,541,469
  8.375%, due 6/15/32                                 11,060,000       12,570,708
Grant Prideco, Inc.
  9.00%, due 12/15/09                                  3,125,000        3,406,250
  Series B
  9.625%, due 12/1/07                                     25,000           27,312

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                 $  1,710,000   $    1,795,500
Parker Drilling Co.
  9.625%, due 10/1/13 (i)                              6,745,000        7,419,500
  9.625%, due 10/1/13 (c)                              2,965,000        3,261,500
  Series B
  10.125%, due 11/15/09 (i)                            2,536,000        2,665,970
Seitel, Inc.
  11.75%, due 7/15/11                                  1,975,000        2,202,125
                                                                   --------------
                                                                       43,858,459
                                                                   --------------
FOOD & STAPLES RETAILING (0.1%)
Duane Reade, Inc.
  7.51%, due 12/15/10 (c)(j)                           4,265,000        4,286,325
                                                                   --------------

FOOD PRODUCTS (1.0%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                   1,750,000        1,601,250
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13 (i)                              25,255,000       20,961,650
Swift & Co.
  10.125%, due 10/1/09                                 3,655,000        3,910,850
  12.50%, due 1/1/10                                  16,418,000       18,100,845
                                                                   --------------
                                                                       44,574,595
                                                                   --------------
GAS UTILITIES (1.1%)
ANR Pipeline, Inc.
  7.00%, due 6/1/25                                    5,555,000        5,569,104
  7.375%, due 2/15/24                                  1,785,000        1,841,028
  9.625%, due 11/1/21                                 18,696,000       23,096,048
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   1,665,000        1,719,883
Star Gas Partners L.P.
  10.25%, due 2/15/13 (i)                             18,775,000       16,287,312
                                                                   --------------
                                                                       48,513,375
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Fisher Scientific International, Inc.
  8.125%, due 5/1/12                                   2,166,000        2,401,964
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                  23,005,000       23,005,000
Chemed Corp.
  8.75%, due 2/24/11                                  11,290,000       12,193,200

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
HCA, Inc.
V    7.50%, due 11/15/95 (g)                        $ 37,124,000   $   36,070,310
  8.36%, due 4/15/24                                     100,000          108,949
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                               6,455,000        7,148,912
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                 31,635,000       34,165,800
Vanguard Health Holding Co.
  (zero coupon), due 10/1/15
  11.25% beginning 10/1/09                             8,140,000        5,535,200
  9.00%, due 10/1/14                                  15,350,000       16,002,375
                                                                   --------------
                                                                      134,229,746
                                                                   --------------
HOTELS, RESTAURANTS & LEISURE (2.6%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                                     20,000           22,400
  8.875%, due 9/15/08                                     70,000           77,087
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  4,475,000        4,497,375
Isle of Capri Casinos, Inc.
  9.00%, due 3/15/12 (i)                               2,550,000        2,760,375
ITT Corp.
  7.375%, due 11/15/15 (i)                            18,475,000       19,814,438
  7.75%, due 11/15/25                                     10,000           10,350
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                 12,705,000       13,737,281
  11.875%, due 2/1/09 (c)(h)                           2,915,000        3,151,844
MGM Mirage, Inc.
  6.75%, due 9/1/12                                    4,180,000        4,180,000
Mohegan Tribal Gaming Authorities
  6.375%, due 7/15/09                                  3,650,000        3,640,875
President Casinos, Inc.
  12.00%, due 12/31/05 (c)(d)(e)(l)                    7,567,000        7,037,310
  13.00%, due 12/31/05 (d)(e)(l)                      16,273,000       14,645,700
Six Flags, Inc.
  9.625%, due 6/1/14 (i)                              12,100,000       10,224,500
  9.75%, due 4/15/13 (i)                               9,805,000        8,579,375
Trump Atlantic City Associates
  11.25%, due 5/1/06 (d)                              19,715,000       18,729,250
                                                                   --------------
                                                                      111,108,160
                                                                   --------------
HOUSEHOLD DURABLES (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14 (i)                               8,810,000        5,682,450
                                                                   --------------

 14   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.5%)
Spectrum Brands, Inc.
  7.375%, due 2/1/15 (c)(i)                         $ 15,525,000   $   15,059,250
  8.50%, due 10/1/13                                   4,565,000        4,690,538
                                                                   --------------
                                                                       19,749,788
                                                                   --------------
INSURANCE (0.8%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                19,730,000       21,407,050
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                  8,630,000        8,824,175
Lumbermens Mutual Casualty
  8.30%, due 12/1/37 (c)(d)                            8,525,000          351,656
  8.45%, due 12/1/97 (c)(d)                            2,575,000          106,219
  9.15%, due 7/1/26 (c)(d)                            42,123,000        1,737,574
UnumProvident Corp.
  6.75%, due 12/15/28 (i)                              2,915,000        2,735,774
                                                                   --------------
                                                                       35,162,448
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (c)(e)(m)                         5,045,328        4,843,515
                                                                   --------------

IT SERVICES (0.4%)
Activant Solutions, Inc.
  9.09%, due 4/1/10 (c)(i)(j)                          7,305,000        7,432,837
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                                 10,695,000        8,753,002
                                                                   --------------
                                                                       16,185,839
                                                                   --------------
MACHINERY (1.3%)
Dresser, Inc.
  9.375%, due 4/15/11                                    974,000        1,017,830
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                   36,245,000       34,523,363
Mueller Group, Inc.
  10.00%, due 5/1/12                                  11,965,000       12,862,375
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                   10,320,000        9,546,000
                                                                   --------------
                                                                       57,949,568
                                                                   --------------
MEDIA (5.2%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/05 (d)                               1,820,000        1,556,100
  9.375%, due 11/15/09 (d)                             7,050,000        6,204,000
  10.25%, due 11/1/06 (d)                              9,310,000        7,960,050
  10.25%, due 6/15/11 (d)                             26,725,000       24,052,500

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (CONTINUED)
Bear Creek Corp.
  9.00%, due 3/1/13 (c)                             $  7,160,000   $    7,016,800
FrontierVision Holdings, L.P.
  11.875%, due 9/15/07 (d)                             1,785,000        2,409,750
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (d)                            25,590,000       33,778,800
Houghton Mifflin Co.
  7.20%, due 3/15/11                                   9,530,000        9,720,600
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                               12,955,000       12,436,800
Medianews Group, Inc.
  6.875%, due 10/1/13                                  6,935,000        6,726,950
Morris Publishing Group LLC
  7.00%, due 8/1/13                                   19,795,000       19,201,150
PanAmSat Corp.
  9.00%, due 8/15/14 (i)                               8,833,000        9,186,320
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25% beginning 1/15/06                            29,860,000       27,769,800
  10.75%, due 7/15/08                                     50,000           49,375
United Artists Theatres Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15 (e)                                3,118,104        3,180,466
Vertis, Inc.
  9.75%, due 4/1/09 (i)                               15,035,000       15,035,000
Warner Music Group
  7.375%, due 4/15/14                                  5,620,000        5,620,000
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                     95,000          101,713
  10.00%, due 3/1/11 (i)                               4,135,000        4,135,000
Ziff Davis Media, Inc.
  9.15%, due 5/1/12 (c)(j)                            12,615,000       12,693,844
  Series B
  13.00%, due 8/12/09 (m)                             16,261,269       17,887,396
                                                                   --------------
                                                                      226,722,414
                                                                   --------------
METALS & MINING (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                 14,390,000       13,670,500
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                 3,510,000        3,667,950
United States Steel LLC
  10.75%, due 8/1/08                                   9,425,000       10,603,125
                                                                   --------------
                                                                       27,941,575
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (5.0%)
AES Corp. (The) 144A
  9.00%, due 5/15/15 (c)(i)                           28,070,000       30,596,300

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
AES Eastern Energy L.P.
  Series 1999-A
  9.00%, due 1/2/17                                 $ 18,201,252   $   20,749,427
  Series 1999-B
  9.67%, due 1/2/29                                   16,820,000       21,025,000
Calpine Corp.
  7.625%, due 4/15/06 (i)                                235,000          162,150
  7.75%, due 4/15/09 (i)                               9,020,000        4,442,350
  7.875%, due 4/1/08                                      50,000           25,000
  8.50%, due 7/15/10 (c)(i)                           44,670,000       31,045,650
  8.75%, due 7/15/07 (i)                               8,825,000        4,942,000
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (e)(h)                          22,111,039       22,111,039
Dynegy Holdings, Inc.
  9.6406%, due 7/15/08 (c)(j)                          6,905,000        7,181,200
  9.875%, due 7/15/10 (c)                             20,715,000       20,922,150
  10.125%, due 7/15/13 (c)(i)                          3,440,000        3,543,200
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)(i)                          21,398,000       21,611,980
Reliant Energy, Inc.
  9.25%, due 7/15/10                                   6,150,000        6,288,375
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05 (e)                                   3,234            3,249
  Series E
  8.30%, due 5/30/11 (e)                                  23,427           25,780
Tiverton/Rumford Power Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)(i)                           31,350,893       20,378,081
Westar Energy, Inc.
  7.125%, due 8/1/09                                      50,000           54,217
  7.875%, due 5/1/07                                   2,170,000        2,314,507
                                                                   --------------
                                                                      217,421,655
                                                                   --------------
OIL & GAS (2.7%)
El Paso Corp.
  6.95%, due 12/15/07                                  1,870,000        1,865,325
V  El Paso Production Holding Co.
  7.75%, due 6/1/13 (i)                               47,560,000       47,916,700
Evergreen Resources, Inc.
  5.875%, due 3/15/12                                  4,260,000        4,261,086
Forest Oil Corp.
  8.00%, due 6/15/08                                   5,833,000        6,182,980
Hilcorp Energy I L.P.
  10.50%, due 9/1/10 (c)                               1,560,000        1,723,800
Newfield Exploration Co.
  7.625%, due 3/1/11                                   1,785,000        1,918,875
  8.375%, due 8/15/12                                  1,665,000        1,789,875

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
OIL & GAS (CONTINUED)
Pacific Energy Partners L.P.
  7.125%, due 6/15/14                               $  5,940,000   $    6,192,450
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                    6,030,000        6,512,400
Vintage Petroleum, Inc.
  7.875%, due 5/15/11                                     25,000           26,000
  8.25%, due 5/1/12                                   25,580,000       27,562,450
Whiting Petroleum Corp
  7.25%, due 5/1/13                                    9,750,000        9,652,500
                                                                   --------------
                                                                      115,604,441
                                                                   --------------
PAPER & FOREST PRODUCTS (1.3%)
Bowater, Inc.
  9.00%, due 8/1/09                                    2,300,000        2,369,000
Georgia-Pacific Corp.
  8.00%, due 1/15/24 (i)                              17,785,000       18,941,025
  8.875%, due 2/1/10                                   4,420,000        4,906,200
  8.875%, due 5/15/31                                 15,280,000       17,552,900
  9.375%, due 2/1/13                                   2,690,000        2,995,988
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   7,275,000        7,566,000
                                                                   --------------
                                                                       54,331,113
                                                                   --------------
PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
  8.75%, due 2/1/15 (c)(i)                             8,330,000        8,163,400
                                                                   --------------

REAL ESTATE (3.6%)
American Real Estate Partners L.P.
  7.125%, due 2/15/13 (c)                             21,155,000       20,467,463
  8.125%, due 6/1/12                                  23,940,000       24,179,400
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   7,982,000        8,899,930
  11.25%, due 6/15/11                                 25,215,000       28,114,725
Crescent Real Estate Equities L.P.
V    7.50%, due 9/15/07                               41,047,000       41,416,792
  9.25%, due 4/15/09                                      25,000           26,254
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    9,105,000        8,786,325
Trustreet Properties, Inc.
  7.50%, due 4/1/15 (c)                               23,615,000       23,674,038
                                                                   --------------
                                                                      155,564,927
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                  1,500,000        1,177,500
  7.75%, due 5/15/13 (i)                               1,870,000        1,465,613

 16   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
MagnaChip Semiconductor S.A.
  6.26%, due 12/15/11 (c)(j)                        $  8,975,000   $    8,391,625
  8.00%, due 12/15/14 (c)(i)                          12,360,000       10,691,400
                                                                   --------------
                                                                       21,726,138
                                                                   --------------
SPECIALTY RETAIL (1.3%)
Blockbuster, Inc.
  9.00%, due 9/1/12 (c)(i)                            15,225,000       13,626,375
Rent-Way, Inc.
  11.875%, due 6/15/10                                11,630,000       12,734,850
Stratus Technologies, Inc.
  10.375%, due 12/1/08                                 4,270,000        4,163,250
Toys "R" Us, Inc.
  7.625%, due 8/1/11 (i)                              30,011,000       27,084,927
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                    370,000          392,200
                                                                   --------------
                                                                       58,001,602
                                                                   --------------
TOBACCO (0.4%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                              13,035,000       13,621,575
  10.625%, due 9/1/08 (c)                              2,300,000        2,403,500
                                                                   --------------
                                                                       16,025,075
                                                                   --------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (i)                              9,240,000        7,276,500
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09
  12.00% beginning 7/31/05                            14,858,000       16,195,220
  11.00%, due 7/31/10                                  4,501,000        5,024,241
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                            5,250,000        3,963,750
Dobson Cellular Systems
  7.4925%, due 11/1/11 (c)(j)                          3,770,000        3,845,400
  8.375%, due 11/1/11 (c)                              3,775,000        3,812,750
  9.875%, due 11/1/12 (c)(i)                           6,635,000        6,701,350
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (d)                             35,306,000       25,773,380
Triton PCS, Inc.
  8.50%, due 6/1/13 (i)                               22,474,000       19,440,010
                                                                   --------------
                                                                       84,756,101
                                                                   --------------
Total Corporate Bonds
  (Cost $2,675,999,429)                                             2,709,476,063
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN CORPORATE BONDS (9.4%)
---------------------------------------------------------------------------------
CHEMICALS (0.5%)
Acetex Corp.
  10.875%, due 8/1/09                               $  3,745,000   $    3,950,975
Invista
  9.25%, due 5/1/12 (c)                               16,650,000       17,753,063
                                                                   --------------
                                                                       21,704,038
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
V    13.75% beginning 7/15/06                         37,195,000       36,544,087
  11.125%, due 7/15/11                                 9,230,000       10,153,000
                                                                   --------------
                                                                       46,697,087
                                                                   --------------
CONTAINERS & PACKAGING (1.4%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                   26,110,000       28,198,800
  10.875%, due 3/1/13 (i)                             30,055,000       34,337,838
                                                                   --------------
                                                                       62,536,638
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Mobifon Holdings BV
  12.50%, due 7/31/10 (i)                             13,425,000       16,311,375
                                                                   --------------

FOOD & STAPLES RETAILING (0.2%)
Parmalat Finance Corp. BV
  6.25%, due 2/7/06 (d)(o)                          E 29,870,000        8,648,612
                                                                   --------------

INDUSTRIAL CONGLOMERATES (0.3%)
Stena AB
  9.625%, due 12/1/12                               $ 10,205,000       11,046,912
                                                                   --------------

MARINE (0.2%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(e)                       10,425,000        8,861,250
                                                                   --------------

MEDIA (2.0%)
CanWest Media, Inc.
  Series B
  7.625%, due 4/15/13 (i)                             25,871,000       27,101,425
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                              3,610,000        3,610,000
  12.875%, due 3/1/11 (c)                              6,793,000        7,370,405
Shaw Communications, Inc.
  7.50%, due 11/20/13 (o)                           C$22,825,000       19,869,885
Sun Media Corp.
  7.625%, due 2/15/13                               $     40,000           40,800
Ono Finance PLC
  10.50%, due 5/15/14 (c)(o)                        E 22,805,000       30,520,532
                                                                   --------------
                                                                       88,513,047
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Calpine Canada Energy Finance
  8.50%, due 5/1/08 (i)                             $ 41,600,000   $   20,800,000
                                                                   --------------

PAPER & FOREST PRODUCTS (0.4%)
Norske Skog Canada Ltd.
  Series D
  8.625%, due 6/15/11                                     15,000           15,300
Tembec Industries, Inc.
  7.75%, due 3/15/12 (i)                              14,375,000       10,853,125
  8.50%, due 2/1/11 (i)                                6,355,000        4,861,575
                                                                   --------------
                                                                       15,730,000
                                                                   --------------
PERSONAL PRODUCTS (0.3%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                 11,873,000       13,357,125
                                                                   --------------
ROAD & RAIL (0.4%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                 16,270,000       18,710,500
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Inmarsat Finance II PLC
  (zero coupon), due 11/15/12
  10.375% beginning 11/15/08                          22,335,000       16,527,900
Intelsat Bermuda Ltd.
  7.805%, due 1/15/12 (c)(j)                          18,910,000       18,957,275
  8.25%, due 1/15/13 (c)                              12,700,000       12,795,250
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                 24,200,000       23,534,500
                                                                   --------------
                                                                       71,814,925
                                                                   --------------
Total Foreign Corporate Bonds
  (Cost $390,477,115)                                                 404,731,509
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (3.9%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  5.89%, due 4/30/10 (h)(j)                           20,350,000       20,150,143
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CONTAINERS & PACKAGING (0.0%)(B)
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  7.3125%, due 4/7/12 (h)(j)                        $  1,000,000   $    1,022,750
                                                                   --------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Satbirds Capital Participations SCA
  Bank debt, Term Loan
  10.4643%, due 5/1/14 (h)(j)                       E 20,185,000       25,455,610
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Metro PCS
  Wireless Bridge Loan, Series B
  7.50%, due 3/7/06 (e)(h)(j)                       $ 15,350,000       15,350,000
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10 (h)(j)                           18,000,000       17,496,000
                                                                   --------------
                                                                       32,846,000
                                                                   --------------
MEDIA (0.4%)
Fidelity National Information Solutions
  Bank debt, Term Loan B
  4.66%, due 3/9/13 (h)(j)                            18,250,250       18,172,686
Maxwell Communications Corp. PLC
  Facility A (d)(e)(f)(h)(j)(l)                        9,973,584           29,921
  Facility B (d)(e)(f)(h)(j)(l)(o)                  L  1,131,066            6,472
                                                                   --------------
                                                                       18,209,079
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/17/05 (d)(h)(j)                      $  7,702,798        6,229,637
                                                                   --------------

PHARMACEUTICALS (0.3%)
Warner Chilcott Corp.
  Bank debt, Term Loan B
  5.72%, due 1/18/12 (h)(j)                            7,642,745        7,711,529
  Bank debt, Term Loan C
  5.72%, due 1/18/12 (h)(j)                            3,079,653        3,107,370
  Bank debt, Term Loan D
  5.72%, due 1/18/12 (h)(j)                            1,422,713        1,435,517
                                                                   --------------
                                                                       12,254,416
                                                                   --------------
REAL ESTATE (0.9%)
LNR Property Corp.
  Bank debt, Term Loan B
  5.81%, due 2/3/08 (h)(j)                            22,764,703       22,844,380

 18   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
Riley Mezzanine Corp.
  Bank debt, Term Loan 1
  7.31%, due 2/3/08 (h)(j)                          $  7,000,000   $    7,052,500
  Bank debt, Term Loan 2
  8.06%, due 2/3/08 (h)(j)                             9,000,000        9,119,997
                                                                   --------------
                                                                       39,016,877
                                                                   --------------
SOFTWARE (0.2%)
Telcordia Technologies, Inc.
  Bank debt, Term Loan
  5.8288%, due 9/15/12 (h)(j)                         10,250,000       10,176,333
                                                                   --------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Bank debt, Term Loan C
  5.19%, due 10/4/11 (h)(j)                            3,880,000        3,934,157
                                                                   --------------
Total Loan Assignments & Participations
  (Cost $169,611,112)                                                 169,295,002
                                                                   --------------
YANKEE BONDS (2.4%) (n)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Marsulex, Inc.
  9.625%, due 7/1/08                                   6,355,000        6,482,100
                                                                   --------------

COMMUNICATIONS EQUIPMENT (0.1%)
Nortel Networks Corp.
  6.875%, due 9/1/23 (i)                               3,000,000        2,745,000
                                                                   --------------

CONTAINERS & PACKAGING (0.1%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                  3,475,000        3,283,875
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                   1,939,701        1,978,495
  10.00%, due 11/5/10                                 22,034,136       24,568,062
                                                                   --------------
                                                                       26,546,557
                                                                   --------------
INSURANCE (0.4%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (i)                              4,697,000        3,921,995
  7.75%, due 4/26/12 (i)                               2,965,000        2,738,919
  7.75%, due 7/15/37                                   4,810,000        3,703,700
  8.25%, due 10/1/15                                   7,255,000        6,701,806
  8.30%, due 4/15/26 (i)                               3,000,000        2,527,500
                                                                   --------------
                                                                       19,593,920
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (0.2%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                               $  7,205,000   $    7,790,406
                                                                   --------------

METALS & MINING (0.6%)
Algoma Steel, Inc.
  11.00%, due 12/31/09                                23,265,000       25,300,688
                                                                   --------------

PAPER & FOREST PRODUCTS (0.2%)
Tembec Industries, Inc.
  8.625%, due 6/30/09 (i)                             11,085,000        8,923,425
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                    3,660,000        4,282,200
                                                                   --------------
Total Yankee Bonds
  (Cost $92,795,752)                                                  104,948,171
                                                                   --------------
Total Long-Term Bonds
  (Cost $3,549,325,021)                                             3,586,241,066
                                                                   --------------

                                                          SHARES
COMMON STOCKS (3.3%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Goodyear Tire &
  Rubber Co. (The) (a)                                 1,427,400       16,943,238
                                                                   --------------

DISTRIBUTORS (0.1%)
Source Interlink Companies, Inc. (a)                     378,365        3,961,482
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
ICO Global Communications Holdings Ltd. (a)(e)         3,553,875       10,359,546
                                                                   --------------

FOOD & STAPLES RETAILING (0.0%)(b)
TLC Beatrice International Holdings, Inc.
  (a)(e)(l)                                               25,000           25,000
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
QuadraMed Corp. (a)(e)                                 1,580,150        1,880,378
Skilled Healthcare Group, Inc. (a)(e)(h)(l)               11,689          187,024
                                                                   --------------
                                                                        2,067,402
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp. (a)(e)(h)(l)                              1,628,040        4,090,450
Remote Dynamics, Inc. (a)                                358,615          519,992
                                                                   --------------
                                                                        4,610,442
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MACHINERY (0.4%)
Morris Material Handling, Inc. (a)(e)(h)(l)               69,236   $      366,951
Thermadyne Holdings Corp. (a)(e)                       1,237,712       15,223,857
                                                                   --------------
                                                                       15,590,808
                                                                   --------------
MEDIA (1.7%)
Digital On-Demand (a)(e)(h)(l)                         1,095,395           10,954
V  UnitedGlobalCom, Inc. (a)(i)                        8,232,838       73,683,900
                                                                   --------------
                                                                       73,694,854
                                                                   --------------
METALS & MINING (0.2%)
ACP Holding Co. (a)(c)(e)                              3,998,756        7,197,761
                                                                   --------------
PAPER & FOREST PRODUCTS (0.1%)
Abitibi-Consolidated, Inc.                             1,465,965        6,215,692
                                                                   --------------
TOBACCO (0.0%)(b)
North Atlantic Trading Co., Inc. (a)(e)(h)(l)              2,156               22
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
NEON Communications, Inc. (a)(e)(h)(l)                 2,905,342        3,631,677
                                                                   --------------
Total Common Stocks
  (Cost $174,172,819)                                                 144,297,924
                                                                   --------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
---------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
QuadraMed Corp.
  5.50% (c)(e)                                           814,000       15,059,000
                                                                   --------------

INSURANCE (0.2%)
Conseco, Inc.
  5.50%                                                  410,250       10,239,840
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
NEON Communications, Inc.
  12.00% (a)(e)(h)(l)                                    212,404        2,389,545
                                                                   --------------
Total Convertible Preferred Stocks
  (Cost $33,185,400)                                                   27,688,385
                                                                   --------------
PREFERRED STOCKS (1.8%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%)(b)
Colorado Prime Corp. (a)(e)(h)(l)                          7,232               72
                                                                   --------------


                                                          SHARES            VALUE
MEDIA (0.7%)
Haights Cross Communications, Inc.
  16.00%, Class B (e)(h)(m)                              369,962   $   20,717,872
Paxson Communications Corp.
  14.25% (m)                                                 700        5,180,000
Ziff Davis Media, Inc.
  10.00%, Series E-1 (a)(e)                                4,240        2,925,600
                                                                   --------------
                                                                       28,823,472
                                                                   --------------
REAL ESTATE (1.1%)
V  Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                     34,813       49,434,460
                                                                   --------------
Total Preferred Stocks
  (Cost $77,326,231)                                                   78,258,004
                                                                   --------------

WARRANTS (0.2%)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(e)(l)                              8,680               87
                                                                   --------------

MACHINERY (0.0%) (b)
Thermadyne Holdings Corp.
  Class B
  Strike Price $20.78
  Expire 5/23/06 (a)(e)(l)                                 2,198               24
                                                                   --------------

MEDIA (0.0%) (b)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(h)(l)                               388                4
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(h)(l)                           374,921            3,749
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(e)(l)                             40,495              405
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                  777,370           77,737
                                                                   --------------
                                                                           81,895
                                                                   --------------
METALS & MINING (0.2%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(e)                             3,938,309        7,088,956
                                                                   --------------

 20   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(h)(l)                          1,842,941   $       18,430
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(e)(h)(l)                          1,274,805           12,748
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(e)                                14,230              142
                                                                   --------------
                                                                           31,320
                                                                   --------------
Total Warrants
  (Cost $6,186,526)                                                     7,202,282
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (23.4%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (10.6%)
American General Finance Corp.
  2.86%, due 5/4/05                                 $ 15,000,000       14,996,424
Federal Home Loan Banks
  2.67%, due 5/3/05 (i)                               46,305,000       46,298,121
Freddie Mac Discount Note
  2.75%, due 5/19/05                                  35,370,000       35,321,351
  2.84%, due 5/18/05                                  29,430,000       29,390,516
General Electric Capital Corp.
  2.84%, due 5/10/05                                  60,230,000       60,187,216
  2.90%, due 5/12/05                                  25,000,000       24,977,840
ING Funding LLC
  2.88%, due 5/18/05                                  30,435,000       30,393,565
Main Street Warehouse Funding
  3.04%, due 5/4/05 (p)                               36,040,000       36,030,990
Metlife Funding, Inc.
  2.73%, due 5/20/05                                  70,000,000       69,898,863
Rabobank USA Financial Corp.
  2.90%, due 5/3/05                                   20,000,000       19,996,777
Toyota Motor Credit Corp.
  2.80%, due 5/5/05                                   29,570,000       29,560,792
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                   14,600,000       14,598,811
  3.01%, due 5/25/05                                   4,210,000        4,201,551
USAA Capital Corp.
  2.88%, due 5/9/05                                   42,310,000       42,283,340
                                                                   --------------
Total Commercial Paper (Cost $458,136,157)                            458,136,157
                                                                   --------------
                                                          SHARES            VALUE
INVESTMENT COMPANY (0.0%) (b)
AIM Institutional Funds Groups (p)                       265,557   $      265,556
                                                                   --------------
Total Investment Company
  (Cost $265,556)                                                         265,556
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
MASTER NOTE (2.3%)
Bank of America Securities LLC
  3.08%, due 5/2/05 (p)                             $ 98,656,000       98,656,000
                                                                   --------------
Total Master Note
  (Cost $98,656,000)                                                   98,656,000
                                                                   --------------

REPURCHASE AGREEMENTS (10.4%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $67,771,221 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $71,140,294 and a Market
  Value of $69,110,875)                               67,754,000       67,754,000
Dresdner Kleinwort Wasserstein Securities, LLC
  3.0699%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $91,623,434 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $96,462,739 and a Market
  Value of $96,180,831)                               91,600,000       91,600,000
Lehman Bothers, Inc. 3.0499%, dated 4/29/05 due
  5/2/05
  Proceeds at Maturity $60,580,393 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $122,528,643 and a Market
  Value of $63,591,549)                               60,565,000       60,565,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch & Co., Inc. 3.08%, dated 4/29/05 due
  5/2/05
  Proceeds at Maturity $116,211,820 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $117,711,206 and a Market
  Value of $121,992,135)                            $116,182,000   $  116,182,000
Morgan Stanley & Co. 3.0499%, dated 4/29/05 due
  5/2/05
  Proceeds at Maturity $114,929,203 (p)
  (Collateralized by Various Bonds with a
  Principal Amount of $123,699,779 and a Market
  Value of $118,631,055)                             114,900,000      114,900,000
                                                                   --------------
Total Repurchase Agreements
  (Cost $451,001,000)                                                 451,001,000
                                                                   --------------

SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.1%)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
  Bank debt, Revolver
  4.75%, due 1/15/06 (d)(h)(j)                         7,020,000        5,029,830
                                                                   --------------
Total Short-Term Loan Assignment & Participation
  (Cost $5,742,396)                                                     5,029,830
                                                                   --------------
Total Short-Term Investments
  (Cost $1,013,801,109)                                             1,013,088,543
                                                                   --------------
Total Investments
  (Cost $4,853,997,106) (q)                                112.3%  $4,856,776,204(r)
Liabilities in Excess of Cash and Other Assets             (12.3)    (533,562,652)
                                                    ------------   --------------
Net Assets                                                 100.0%  $4,323,213,552
                                                    ============   ==============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  Illiquid security.
(f)  Issuer in bankruptcy.
(g)  Partially segregated for unfunded loan commitments.
(h)  Restricted security.
(i)  Represents a security, or a portion thereof, which is out on loan.
(j)  Floating rate. Rate shown is the rate in effect at April 30, 2005.
(k) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(l)  Fair valued security. The total market value of these securities at April
     30, 2005 is $32,456,545, which reflects 0.75% of the Fund's net assets.
(m) PIK ("Payment in Kind") -- Interest or dividend payment is made with additional securities.
(n) Yankee bond -- Dollar denominated bonds issued in the United States by foreign banks and corporations.
(o)  Partially segregated for foreign currency forward contracts.
(p) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q)  The cost for federal income tax purposes is $4,932,937,876.
(r) At April 30, 2005, net unrealized depreciation was $76,161,672 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $233,997,229 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $310,158,901.
The following abbreviations are used in the above portfolio:
C$ -- Canadian Dollar.
E  -- Euro.
L  -- Pound Sterling.

 22   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $4,853,997,106) including
  $551,914,252 market value of securities
  loaned                                      $4,856,776,204
Deposit with broker for securities loaned                939
Cash denominated in foreign currencies
  (identified cost $119,620)                         121,016
Cash                                                 113,764
Receivables:
  Dividends and interest                          84,545,937
  Fund shares sold                                 8,552,520
Other assets                                         336,758
Unrealized appreciation on foreign currency
  forward contracts                                   72,982
                                              --------------
    Total assets                               4,950,520,120
                                              --------------
LIABILITIES:
Securities lending collateral                    585,954,485
Payables:
  Investment securities purchased                 15,295,029
  Fund shares redeemed                             9,897,726
  NYLIFE Distributors                              2,804,343
  Manager                                          2,061,732
  Transfer agent                                   1,999,674
  Custodian                                           35,382
  Trustees                                            20,227
Accrued expenses                                     576,278
Dividend payable                                   8,262,114
Unrealized depreciation on foreign currency
  forward contracts                                  399,578
                                              --------------
    Total liabilities                            627,306,568
                                              --------------
Net assets                                    $4,323,213,552
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $    2,042,309
  Class B                                          4,217,523
  Class C                                            645,208
  Class I                                             89,452
Additional paid-in capital                     5,046,448,525
Accumulated distributions in excess of net
  investment income                              (38,141,381)
Accumulated net realized loss on investments    (699,360,063)
Accumulated undistributed net realized gain
  on foreign currency transactions                 4,856,574
Net unrealized appreciation on investments         2,779,098
Net unrealized depreciation on translation
  of other assets and liabilities in foreign
  currencies                                        (363,693)
                                              --------------
Net assets                                    $4,323,213,552
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $1,265,076,418
                                              ==============
Shares of beneficial interest outstanding        204,230,907
                                              ==============
Net asset value per share outstanding         $         6.19
Maximum sales charge (4.50% of offering
  price)                                                0.29
                                              --------------
Maximum offering price per share outstanding  $         6.48
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $2,604,283,585
                                              ==============
Shares of beneficial interest outstanding        421,752,250
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.17
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  398,413,565
                                              ==============
Shares of beneficial interest outstanding         64,520,766
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.17
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   55,439,984
                                              ==============
Shares of beneficial interest outstanding          8,945,216
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.20
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                     $ 175,834,334
  Dividends (a)                                    4,306,273
  Income from securities loaned -- net             1,606,833
                                               -------------
    Total income                                 181,747,440
                                               -------------
EXPENSES:
  Manager                                         12,869,664
  Distribution -- Class B                         10,505,439
  Distribution -- Class C                          1,668,665
  Service -- Class A                               1,686,976
  Service -- Class B                               3,501,813
  Service -- Class C                                 556,222
  Transfer agent -- Class A, B, C                  3,080,176
  Transfer agent -- Class I                            9,217
  Shareholder communication                          349,289
  Professional                                       345,820
  Recordkeeping                                      244,964
  Custodian                                          241,606
  Trustees                                           128,470
  Registration                                        80,199
  Miscellaneous                                      110,410
                                               -------------
    Total expenses                                35,378,930
                                               -------------
Net investment income                            146,368,510
                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           57,348,900
  Foreign currency transactions                    4,856,574
                                               -------------
Net realized gain on investment and foreign
  currency transaction                            62,205,474
                                               -------------
Net change in unrealized appreciation on:
  Security transactions                         (138,885,379)
  Translation of other assets and liabilities
    in foreign currencies and foreign
    currency forward contracts                      (610,406)
                                               -------------
Net unrealized loss on investments and
  foreign currency transactions                 (139,495,785)
                                               -------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                   (77,290,311)
                                               -------------
Net increase in net assets resulting from
  operations                                   $  69,078,199
                                               =============

(a) Dividends recorded net of foreign withholding taxes of $3,529.

 24   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                          2005              2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income             146,368,510       313,938,195
 Net realized gain on
  investments and foreign
  currency transactions             62,205,474       116,559,162
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                    (139,495,785)       83,295,158
                                --------------------------------
 Net increase in net assets
  resulting from operations         69,078,199       513,792,515
                                --------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                         (48,692,414)      (93,887,880)
   Class B                         (92,375,893)     (193,902,652)
   Class C                         (14,630,321)      (28,937,774)
   Class I                          (1,547,502)         (218,341)
                                --------------------------------
 Total dividends to
  shareholders                    (157,246,130)     (316,946,647)
                                --------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         325,732,817       757,113,555
   Class B                          87,126,339       258,995,408
   Class C                          80,941,600       152,107,934
   Class I                          35,563,271        23,399,481

 Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions:
   Class A                          32,688,387        62,973,482
   Class B                          62,069,038       129,078,409
   Class C                           8,371,853        16,718,558
   Class I                           1,308,440            54,774
                                --------------------------------
                                   633,801,745     1,400,441,601

 Cost of shares redeemed: +
   Class A                        (346,536,068)     (863,943,469)
   Class B                        (307,354,793)     (571,894,928)
   Class C                        (101,933,468)     (189,340,177)
   Class I                          (2,300,224)         (786,945)
                                --------------------------------
                                  (758,124,553)   (1,625,965,519)
    Decrease in net assets
     derived from capital
     share transactions           (124,322,808)     (225,523,918)
                                --------------------------------
    Net decrease in net assets    (212,490,739)      (28,678,050)

                                          2005              2004
NET ASSETS:
Beginning of period             $4,535,704,291   $ 4,564,382,341
                                --------------------------------
End of period                   $4,323,213,552   $ 4,535,704,291
                                ================================
Accumulated distributions in
 excess of net investment
 income at end of period        $  (38,141,381)  $   (27,263,761)
                                ================================

+ Cost of shares redeemed net of redemption fee of $77,102, $47,340, $15,644 and $145 for the six months ended April 30, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                                          JANUARY 1,
                                         SIX MONTHS                          2003
                                           ENDED         YEAR ENDED         THROUGH
                                         APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                           2005*            2004            2003**
Net asset value at beginning of period   $    6.32       $     6.05       $     4.95
                                         ----------      ----------       ----------
Net investment income                         0.22             0.46(a)          0.39
Net realized and unrealized gain (loss)
 on investments                              (0.13)            0.25             1.12
Net realized and unrealized gain (loss)
 on foreign currency transactions             0.01             0.02             0.00(c)
                                         ----------      ----------       ----------
Total from investment operations              0.10             0.73             1.51
                                         ----------      ----------       ----------
Less dividends and distributions:
 From net investment income                  (0.23)           (0.46)           (0.40)
 From net realized gain on investments          --               --               --
 Return of capital                              --               --            (0.01)
                                         ----------      ----------       ----------
Total dividends and distributions            (0.23)           (0.46)           (0.41)
                                         ----------      ----------       ----------
Redemption fee (a)                            0.00(c)          0.00(c)            --
                                         ----------      ----------       ----------
Net asset value at end of period         $    6.19       $     6.32       $     6.05
                                         ==========      ==========       ==========
Total investment return (b)                   1.55%(d)        12.53%           31.57%(d)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                      6.84%+           7.44%            8.43%+
   Net expenses                               1.00%+           1.01%            1.01%+
   Expenses (before
     waiver/reimbursement)                    1.00%+           1.01%            1.01%+
Portfolio turnover rate                         16%              41%              47%
Net assets at end of period (in 000's)   $1,265,076      $1,279,164       $1,265,856


                                                              CLASS A
                                         --------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                           2002          2001          2000          1999
Net asset value at beginning of period   $   5.56      $   6.10      $   7.41      $   7.54
                                         --------      --------      --------      --------
Net investment income                        0.51          0.65 (e)      0.80          0.79
Net realized and unrealized gain (loss)
 on investments                             (0.54)        (0.50)(e)     (1.25)        (0.06)
Net realized and unrealized gain (loss)
 on foreign currency transactions           (0.02)         0.00 (c)      0.02          0.02
                                         --------      --------      --------      --------
Total from investment operations            (0.05)         0.15         (0.43)         0.75
                                         --------      --------      --------      --------
Less dividends and distributions:
 From net investment income                 (0.51)        (0.65)        (0.83)        (0.85)
 From net realized gain on investments         --            --         (0.05)        (0.03)
 Return of capital                          (0.05)        (0.04)           --            --
                                         --------      --------      --------      --------
Total dividends and distributions           (0.56)        (0.69)        (0.88)        (0.88)
                                         --------      --------      --------      --------
Redemption fee (a)                             --            --            --            --
                                         --------      --------      --------      --------
Net asset value at end of period         $   4.95      $   5.56      $   6.10      $   7.41
                                         ========      ========      ========      ========
Total investment return (b)                 (0.78%)        2.49%        (6.48%)       10.33%
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                     9.63%        10.84%(e)     11.35%        10.36%
   Net expenses                              1.07%         1.04%         1.03%         1.00%
   Expenses (before
     waiver/reimbursement)                   1.08%         1.08%         1.07%         1.04%
Portfolio turnover rate                        50%           51%           54%           83%
Net assets at end of period (in 000's)   $850,899      $710,205      $456,770      $369,275

                                                                          JANUARY 1,
                                         SIX MONTHS                          2003
                                           ENDED         YEAR ENDED         THROUGH
                                         APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                           2005*            2004            2003**
Net asset value at beginning of period    $   6.30        $   6.04         $   4.94
                                          --------        --------         --------
Net investment income                         0.20            0.42(a)          0.36
Net realized and unrealized gain (loss)
 on investments                              (0.13)           0.24             1.12
Net realized and unrealized gain (loss)
 on foreign currency transactions             0.01            0.02             0.00(c)
                                          --------        --------         --------
Total from investment operations              0.08            0.68             1.48
                                          --------        --------         --------
Less dividends and distributions:
 From net investments income                 (0.21)          (0.42)           (0.38)
 From net realized gain on investments          --              --               --
 Return of capital                              --              --             0.00(c)
                                          --------        --------         --------
Total dividends and distributions            (0.21)          (0.42)           (0.38)
                                          --------        --------         --------
Redemption fee (a)                            0.00(c)         0.00(c)            --
                                          --------        --------         --------
Net asset value at end of period          $   6.17        $   6.30         $   6.04
                                          ========        ========         ========
Total investment return (b)                   1.24%(d)       11.65%           30.82%(d)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                      6.09%+          6.69%            7.68%+
   Net expenses                               1.75%+          1.76%            1.76%+
   Expenses (before
     waiver/reimbursement)                    1.75%+          1.76%            1.76%+
Portfolio turnover rate                         16%             41%              47%
Net assets at end of period (in 000's)    $398,414        $419,496         $422,392


                                                              CLASS C
                                         -------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                           2002          2001          2000         1999
Net asset value at beginning of period   $   5.55      $   6.09      $   7.40      $  7.53
                                         --------      --------      --------      -------
Net investment income                        0.46          0.61 (e)      0.74         0.73
Net realized and unrealized gain (loss)
 on investments                             (0.53)        (0.50)(e)     (1.25)       (0.06)
Net realized and unrealized gain (loss)
 on foreign currency transactions           (0.02)         0.00 (c)      0.02         0.02
                                         --------      --------      --------      -------
Total from investment operations            (0.09)         0.11         (0.49)        0.69
                                         --------      --------      --------      -------
Less dividends and distributions:
 From net investments income                (0.48)        (0.61)        (0.77)       (0.79)
 From net realized gain on investments         --            --         (0.05)       (0.03)
 Return of capital                          (0.04)        (0.04)           --           --
                                         --------      --------      --------      -------
Total dividends and distributions           (0.52)        (0.65)        (0.82)       (0.82)
                                         --------      --------      --------      -------
Redemption fee (a)                             --            --            --           --
                                         --------      --------      --------      -------
Net asset value at end of period         $   4.94      $   5.55      $   6.09      $  7.40
                                         ========      ========      ========      =======
Total investment return (b)                 (1.53%)        1.72%        (7.20%)       9.51%
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                     8.88%        10.09%(e)     10.60%        9.61%
   Net expenses                              1.82%         1.79%         1.78%        1.75%
   Expenses (before
     waiver/reimbursement)                   1.83%         1.83%         1.82%        1.79%
Portfolio turnover rate                        50%           51%           54%          83%
Net assets at end of period (in 000's)   $236,791      $174,205      $106,709      $67,181

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Class I Shares were offered on January 1, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00 (b)      0.00 (b)      0.00 (b)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

 26   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                      JANUARY 1,
    SIX MONTHS                           2003                                   CLASS B
       ENDED         YEAR ENDED         THROUGH        ----------------------------------------------------------
     APRIL 30,       OCTOBER 31,      OCTOBER 31,                       YEAR ENDED DECEMBER 31,
       2005*            2004            2003**            2002            2001            2000            1999
    $     6.30       $     6.04       $     4.94       $     5.55      $     6.09      $     7.40      $     7.53
    ----------       ----------       ----------       ----------      ----------      ----------      ----------
          0.20             0.42(a)          0.36             0.46            0.61 (e)        0.74            0.73
         (0.13)            0.24             1.12            (0.53)          (0.50)(e)       (1.25)          (0.06)
          0.01             0.02             0.00(c)         (0.02)           0.00 (c)        0.02            0.02
    ----------       ----------       ----------       ----------      ----------      ----------      ----------
          0.08             0.68             1.48            (0.09)           0.11           (0.49)           0.69
    ----------       ----------       ----------       ----------      ----------      ----------      ----------
         (0.21)           (0.42)           (0.38)           (0.48)          (0.61)          (0.77)          (0.79)
            --               --               --               --              --           (0.05)          (0.03)
            --               --            (0.00)(c)        (0.04)          (0.04)             --              --
    ----------       ----------       ----------       ----------      ----------      ----------      ----------
         (0.21)           (0.42)           (0.38)           (0.52)          (0.65)          (0.82)          (0.82)
    ----------       ----------       ----------       ----------      ----------      ----------      ----------
          0.00(c)          0.00(c)            --               --              --              --              --
    ----------       ----------       ----------       ----------      ----------      ----------      ----------
    $     6.17       $     6.30       $     6.04       $     4.94      $     5.55      $     6.09      $     7.40
    ==========       ==========       ==========       ==========      ==========      ==========      ==========
          1.24%(d)        11.65%           30.82%(d)        (1.53%)          1.72%          (7.20%)          9.51%
          6.09%+           6.69%            7.68%+           8.88%          10.09%(e)       10.60%           9.61%
          1.75%+           1.76%            1.76%+           1.82%           1.79%           1.78%           1.75%
          1.75%+           1.76%            1.76%+           1.83%           1.83%           1.82%           1.79%
            16%              41%              47%              50%             51%             54%             83%
    $2,604,284       $2,814,176       $2,876,134       $2,211,253      $2,475,037      $2,609,320      $3,294,427

                          CLASS I
                        -----------
                        JANUARY 2,
    SIX MONTHS            2004***
       ENDED              THROUGH
     APRIL 30,          OCTOBER 31,
       2005*               2004
      $  6.32             $  6.24
      -------             -------
         0.24                0.41(a)
        (0.13)               0.07
         0.01                0.00(c)
      -------             -------
         0.12                0.48
      -------             -------
        (0.24)              (0.40)
           --                  --
           --                  --
      -------             -------
        (0.24)              (0.40)
      -------             -------
         0.00(c)             0.00(c)
      -------             -------
      $  6.20             $  6.32
      =======             =======
         1.84%(d)            7.97%(d)
         7.17%+              7.79%+
         0.67%+              0.66%+
         0.67%+              0.66%+
           16%                 41%
      $55,440             $22,868

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange (generally 4:00 p.m.). Equity securities are valued at the latest quoted sales prices as of the close of trading on the Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Foreign currency forward contracts are valued at their fair market value determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At April 30, 2005, the Fund held securities with a value of $32,456,545 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 28   MainStay High Yield Corporate Bond Fund

(B) REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(E) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payments, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 7.)

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based

                                                    www.mainstayfunds.com     29
on their federal tax basis treatment; temporary differences do not require reclassification.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable securities, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase of Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% annually on assets in excess of $500 million. For the six months ended April 30, 2005, the Manager earned from the Fund $25,282,743. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2005.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $500 million and 0.275% on assets in excess of $500 million.

 30   MainStay High Yield Corporate Bond Fund

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $407,904 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $37,815, $1,464,520 and $71,578, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $3,089,393.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the High Yield Corporate Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $81,798 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $244,964 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

                                                    www.mainstayfunds.com     31

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2005:

                                                         PRINCIPAL
                                       DATE(S) OF          AMOUNT/                             4/30/05       PERCENT OF
SECURITY                              ACQUISITION           SHARES              COST             VALUE       NET ASSETS
Calpino Gilroy, L.P.
  10.00%, due 9/30/14                    11/26/03      $22,111,039      $ 22,164,157      $ 22,111,039              0.5%
-----------------------------------------------------------------------------------------------------------------------
Colorado Prime Corp.
  Preferred Stock                 5/6/97-11/10/99            7,232        23,049,119                72              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Digital On-Demand
  Common Stock                            1/19/05        1,095,395                 0(b)         10,954              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Fidelity National Information
  Solutions
  Bank debt, Term Loan B
  4.66%, due 3/9/13                       3/16/05       18,260,250        18,250,250        18,172,686              0.4
-----------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                           10/15/02        1,628,040         1,774,359         4,090,450              0.1
-----------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  5.89% due 4/30/10               2/25/04-3/11/04       20,350,000        20,350,000        20,150,143              0.5
  Corporate Bond
  11.00%, due 3/1/11                      3/12/04       40,235,000        40,023,332        43,856,150              1.0
-----------------------------------------------------------------------------------------------------------------------
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  7.3125%, due 4/7/12                     10/1/04        1,000,000         1,000,000         1,022,750              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Haights Cross Communications,
  Inc.
  Preferred Stock
  16.00%, Class B                         1/22/04          369,962        17,218,875        20,717,872              0.5
  Warrants                                1/22/04              388                 4                 4              0.0(a)
  Warrants, Preferred Class A             1/22/04          374,921             3,749             3,749              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                      3/3/05        2,915,000         3,196,442         3,151,844              0.1
-----------------------------------------------------------------------------------------------------------------------
Jostens IH Corp.
  Bank debt, Term Loan C
  5.19%, due 10/4/11                     12/28/04        3,880,000         3,880,000         3,934,157              0.1
-----------------------------------------------------------------------------------------------------------------------
LNR Property Corp.
  Bank debt, Term Loan B
  5.81%, due 2/3/08                       2/10/05       22,764,703        22,764,703        22,844,380              0.5
-----------------------------------------------------------------------------------------------------------------------
Maxwell Communications Corp. PLC
  Facility A                      4/29/94-11/22/94       9,973,584                 0(b)         29,921              0.0(a)
  Facility B                      4/29/94-11/22/94      L1,131,066                 0(b)          6,472              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Metro PCS Wireless
  Bridge Loan, Series B
  7.50%, due 3/7/06                       3/24/05      $15,350,000        15,350,000        15,350,000              0.4
-----------------------------------------------------------------------------------------------------------------------

 32   MainStay High Yield Corporate Bond Fund

                                                         PRINCIPAL
                                       DATE(S) OF          AMOUNT/                             4/30/05       PERCENT OF
SECURITY                              ACQUISITION           SHARES              COST             VALUE       NET ASSETS
Mirant Corp.
  Bank debt, Revolver 5
  4.65%, due 7/17/05                     12/19/03      $ 7,702,798      $  6,461,584      $  6,229,637              0.1%
  Bank debt, Revolver 1
  4.75%, due 1/15/06                      4/21/03        7,020,000         5,742,396         5,029,830              0.1
-----------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                    3/11/99-10/30/01          69,236            36,341           366,951              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                            9/11/03        2,905,342         1,653,776         3,631,677              0.1
  Convertible Preferred Stock
  12.00%                                 11/25/02          212,404         2,366,169         2,389,545              0.1
  Warrants                                9/11/03        1,842,941         1,632,528            18,430              0.0(a)
  Warrants, Redeemable Preferred         11/25/02        1,274,805            12,748            12,748              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co. Inc,
  Common Stock                            4/21/04            2,156                22                22              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10                      6/12/03       18,000,000        17,521,505        17,496,000              0.4
-----------------------------------------------------------------------------------------------------------------------
Riley Mezzanine Corp.
  Bank debt, Term Loan 1
  7.31%, due 2/3/08                       2/10/05        7,000,000         7,000,000         7,052,500              0.2
  Bank debt, Term Loan 2
  8.06%, due 2/3/08                       2/10/05        9,000,000         9,000,000         9,119,997              0.2
-----------------------------------------------------------------------------------------------------------------------
Satbirds Capital Participations
  SCA
  Bank debt, Term Loan
  10.4643%, due 5/1/14                     4/8/05      L20,185,000        25,644,055        25,455,610              0.6
-----------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                             9/4/03           11,689               117           187,024              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
Telcordia Technologies, Inc,
  Bank debt, Term Loan
  5.8288%, due 9/15/12                     4/5/05      $10,250,000        10,235,802        10,176,333              0.2
-----------------------------------------------------------------------------------------------------------------------
Warner Chilcott Corp.
  Bank debt, Term Loan B
  5.72%, due 1/18/12                       2/3/05        7,642,745         7,647,960         7,711,529              0.2
  Bank debt, Term Loan C
  5.72%, due 1/18/12                       2/3/05        3,079,653         3,081,755         3,107,370              0.1
  Bank debt, Term Loan D
  5.72%, due 1/18/12                       2/3/05        1,422,713         1,423,684         1,435,517              0.0(a)
-----------------------------------------------------------------------------------------------------------------------
                                                                        $288,485,432      $274,873,363              6.4%
-----------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.
(b) Less than one dollar.

NOTE 6 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $677,839,388 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the

                                                    www.mainstayfunds.com     33
capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $202,686
               2010                  169,119
               2011                  306,034
       -------------------------------------------
                                    $677,839
       -------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                               2004          2003          2002
Distributions paid from:
  Ordinary Income      $316,946,647  $272,158,723  $309,124,918
  Return of Capital              --     3,430,564    28,037,722
---------------------------------------------------------------
                       $316,946,647  $275,589,287  $337,162,640
---------------------------------------------------------------

NOTE 7 -- PORTFOLIO SECURITIES LOANED, LOAN COMMITMENTS, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

As of April 30, 2005, the Fund had securities on loan with a market value of $551,914,252 and received collateral of $585,954,485 for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

As of April 30, 2005, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                      UNFUNDED
BORROWER                                                            COMMITMENT
Foster Wheeler, due 3/18/10                                        $28,722,600
Mirant Corp., due 7/17/05                                            2,161,734
Warner Chilcott Corp., due 1/18/12                                   1,864,164
------------------------------------------------------------------------------
                                                                    32,748,498
------------------------------------------------------------------------------

These commitments are available until the maturity date of the respective security.

Foreign currency forward contracts open at April 30, 2005:

                                                                  CONTRACT          CONTRACT            UNREALIZED
                                                                    AMOUNT            AMOUNT         APPRECIATION/
                                                                      SOLD         PURCHASED        (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 7/6/05                         E47,606,041        $61,258,263       $      (320,856)
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 7/6/05               L 2,150,000        $ 4,014,351               (78,722)
------------------------------------------------------------------------------------------------------------------

                                                                  CONTRACT          CONTRACT
                                                                    AMOUNT            AMOUNT
                                                                 PURCHASED              SOLD
Foreign Currency Buy Contracts
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 7/6/05               L 2,150,000        $ 4,020,092       $        72,982
------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts                                                                                        $      (326,596)
------------------------------------------------------------------------------------------------------------------

Foreign currency held at April 30, 2005:

                     CURRENCY                              COST       VALUE
Euro                                       E   148    $    191    $    191
Pound Sterling                             L63,352     119,429     120,825
---------------------------------------------------------------------------
                                                      $119,620    $121,016
---------------------------------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than U.S. Government and short-term securities, were $843,118 and $617,525, respectively.

NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

 34   MainStay High Yield Corporate Bond Fund

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    SIX MONTHS ENDED
                                    APRIL 30, 2005**
                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold               50,588    13,562    12,600     5,479
---------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            5,111     9,734     1,313       205
---------------------------------------------------------------
                          55,699    23,296    13,913     5,684
---------------------------------------------------------------
Shares redeemed           (53,870)  (47,933)  (15,933)    (357)
---------------------------------------------------------------
Net increase (decrease)    1,829    (24,637)  (2,020)    5,327
---------------------------------------------------------------

                                      YEAR ENDED
                                   OCTOBER 31, 2004
                        CLASS A    CLASS B   CLASS C   CLASS I*
Shares sold              121,503   41,658    24,460     3,736
---------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           10,116   20,785     2,690         9
---------------------------------------------------------------
                         131,619   62,443    27,150     3,745
---------------------------------------------------------------
Shares redeemed         (138,398)  (91,988)  (30,506)    (127)
---------------------------------------------------------------
Net increase
  (decrease)              (6,779)  (29,545)  (3,356)    3,618
---------------------------------------------------------------

*   First offered on January 2, 2004.
**  Unaudited.

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     35

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 36   MainStay High Yield Corporate Bond Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 38   MainStay High Yield Corporate Bond Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 40   MainStay High Yield Corporate Bond Fund

                       This page intentionally left blank

                       This page intentionally left blank

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07230         (RECYCLE LOGO)                                     MS225-05
                                                                    MSHY10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay International Equity Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20

Trustees and Officers                                                         26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

MainStay Funds                                                                30

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        3.84%    7.62%  0.36%   5.48%
Excluding sales charges   9.88    13.88   1.50    6.08

(PERFORMANCE GRAPH)

                                                          MAINSTAY INTERNATIONAL EQUITY
                                                                       FUND                         MSCI EAFE INDEX
                                                          -----------------------------             ---------------
04/30/95                                                              9450.00                           10000.00
                                                                     10747.20                           11140.50
                                                                     11062.50                           11041.50
                                                                     13123.10                           13130.00
                                                                     14406.40                           14376.70
                                                                     15830.80                           16374.00
                                                                     12613.40                           13705.30
                                                                     12353.90                           11803.10
                                                                     11609.10                            9883.27
                                                                     14976.10                           13859.40
04/30/05                                                             17055.50                           15931.50

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        4.53%    8.09%  0.42%   5.31%
Excluding sales charges   9.53    13.09   0.78    5.31

(PERFORMANCE GRAPH)

                                                          MAINSTAY INTERNATIONAL EQUITY
                                                                       FUND                         MSCI EAFE INDEX
                                                          -----------------------------             ---------------
04/30/95                                                             10000.00                           10000.00
                                                                     11286.10                           11140.50
                                                                     11533.30                           11041.50
                                                                     13581.30                           13130.00
                                                                     14797.50                           14376.70
                                                                     16137.80                           16374.00
                                                                     12797.70                           13705.30
                                                                     12434.80                           11803.10
                                                                     11596.90                            9883.27
                                                                     14836.70                           13859.40
04/30/05                                                             16778.30                           15931.50

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges        8.44%   12.00%  0.77%   5.30%
Excluding sales charges   9.44    13.00   0.77    5.30

(PERFORMANCE GRAPH)

                                                          MAINSTAY INTERNATIONAL EQUITY
                                                                       FUND                         MSCI EAFE INDEX
                                                          -----------------------------             ---------------
04/30/95                                                             10000.00                           10000.00
                                                                     11286.10                           11140.50
                                                                     11533.30                           11041.50
                                                                     13581.30                           13130.00
                                                                     14797.50                           14376.70
                                                                     16137.80                           16374.00
                                                                     12810.90                           13705.30
                                                                     12421.60                           11803.10
                                                                     11597.00                            9883.27
                                                                     14836.80                           13859.40
04/30/05                                                             16765.10                           15931.50

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. From inception (9/13/94) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay International Equity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         10.21%   14.59%  1.79%   6.29%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
04/30/95                                                                  10000.00                           10000.00
                                                                          11390.60                           11140.50
                                                                          11730.90                           11041.50
                                                                          13917.00                           13130.00
                                                                          15303.90                           14376.70
                                                                          16841.00                           16374.00
                                                                          13431.60                           13705.30
                                                                          13166.30                           11803.10
                                                                          12406.20                            9883.27
                                                                          16057.20                           13859.40
04/30/05                                                                  18400.40                           15931.50

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         10.13%   14.52%  1.68%   6.17%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
04/30/95                                                                  10000.00                           10000.00
                                                                          11377.10                           11140.50
                                                                          11706.10                           11041.50
                                                                          13873.40                           13130.00
                                                                          15242.00                           14376.70
                                                                          16746.60                           16374.00
                                                                          13353.80                           13705.30
                                                                          13075.80                           11803.10
                                                                          12307.40                            9883.27
                                                                          15892.80                           13859.40
04/30/05                                                                  18200.00                           15931.50

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
                         10.00%   14.39%  1.45%   5.93%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
04/30/95                                                                  10000.00                           10000.00
                                                                          11344.30                           11140.50
                                                                          11644.40                           11041.50
                                                                          13779.70                           13130.00
                                                                          15092.70                           14376.70
                                                                          16559.90                           16374.00
                                                                          13168.00                           13705.30
                                                                          12864.90                           11803.10
                                                                          12082.40                            9883.27
                                                                          15558.30                           13859.40
04/30/05                                                                  17797.60                           15931.50

                                                   SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                             MONTHS    YEAR    YEARS    YEARS
----------------------------------------------------------------------------------

MSCI EAFE Index(1)                                 8.71%   14.95%   -0.55%   4.77%
Average Lipper international multicap core
  fund(2)                                          7.96    14.00    -0.53    6.20

1. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT                        ENDING ACCOUNT
                                                     VALUE (BASED                          VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                          11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,099.60           $ 9.06            $1,016.30            $ 8.70
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,096.45           $12.94            $1,012.55            $12.43
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,095.55           $12.94            $1,012.55            $12.43
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,102.60           $ 5.73            $1,019.50            $ 5.51
-------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                     $1,000.00         $1,101.80           $ 6.25            $1,019.00            $ 6.01
-------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                     $1,000.00         $1,100.75           $ 7.55            $1,017.75            $ 7.25
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.74% for Class A, 2.49% for Class B and Class C, 1.10% for Class I, 1.20% for Class R1, and 1.45% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay International Equity Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                       SHORT-TERM
                       INVESTMENTS                                                      LIABILITIES
                    (COLLATERAL FROM                                                     IN EXCESS
                  SECURITIES LENDING IS                 INVESTMENT                      OF CASH AND
COMMON STOCKS             19.6%)           WARRANT       COMPANY     PREFERRED STOCK    OTHER ASSETS
-------------     ---------------------    -------      ----------   ---------------    ------------
85.1%                     23.00%             2.10%         1.00%          0.90%            -12.10%

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Bayerische Motoren Werke AG
 3.  Nestle S.A. Registered
 4.  Diageo PLC*
 5.  Canon, Inc.*
 6.  UBS AG Registered*
 7.  Man Group PLC
 8.  Reed Elsevier N.V.
 9.  TNT N.V.
10.  Banco Popular Espanol, S.A.

*  Security traded on more than one exchange.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that we believe are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries with established economies as well as emerging-market countries that we believe present favorable opportunities. In implementing this strategy, we utilize a bottom-up, stock-picking investment discipline. Proprietary quantitative and qualitative tools are used to identify attractive companies. In-depth, original fundamental research is performed on identified companies to assess their business and investment prospects. Particular attention is paid to cash flow, return on invested capital, and management's demonstrated ability to create shareholder value. Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the portfolio are a result of the bottom-up stock-selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock-selection process strongly argues against it.

WHAT MAJOR FACTORS INFLUENCED INTERNATIONAL EQUITIES DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The focus of the international developed markets was on economic growth and commodity price data. Deteriorating business sentiment in the euro area and Japan indicate that global expansion will likely remain very uneven for the remainder of 2005. In the euro area, rising energy and materials costs and past gains of the euro relative to other currencies may be eroding corporate profit margins. In Japan, economic activity has receded since the growth spurt in the first quarter of 2004, and the economy remains export-sensitive. We have started to observe a reduction in sea-freight volumes out of the Asian region.

WHAT WERE THE STRONGEST AND WEAKEST AREAS OF THE MARKET DURING THE REPORTING PERIOD?

The advance in international equity markets was broad based, and most sectors advanced during the six months ended April 30, 2005. Within the MSCI EAFE(R) Index,(1) the consumer staples sector was the best performer in U.S. dollar terms. Information technology was the worst-performing sector and the only sector to generate a negative return in U.S. dollars during the reporting period.

WHICH FUND HOLDINGS DID PARTICULARLY WELL DURING THE REPORTING PERIOD?

Holdings that added the most value to the Fund during the reporting period included Deutsche Boerse, a German-based provider of various stock-exchange services. The company recently approved a significant share buy-back program and did not rule out an increase in its dividend payout ratio. Tesco is known as the "Wal-Mart of the UK" and is the Fund's largest holding. Tesco performed well, and its sales trends and market dominance helped the company meet expectations. Another positive contributor was Euronext, a pan-European stock exchange resulting from the merger of exchanges in Paris, Brussels, Amsterdam, and Lisbon. As the liquidity of the combined exchange increases so does the incentive for investors to use the merged exchange. In addition, as new entrants from Eastern Europe enter the European Union, they will likely join the exchange. We have been taking profits in the stock during April because valuations have become stretched.

WHAT STOCKS DETRACTED FROM RESULTS?

Man Group, a financial services company that specializes in fund management and in brokerage services, detracted from the Fund's performance. The company's shares declined during the reporting period as market volatility--and fears of a market correction--increased. The Fund has continued to add to its position because we find the stock attractive at lower valuations. Another stock that detracted from performance was Bayerische Motoren Werke (BMW), the premium automobile company. Since the United States is a major market for BMW, rising interest rates, higher oil prices, and a stronger euro have all put pressure on the company's shares. The Fund continues to hold BMW because the company has gained market share with the launch of the new 3 Series and other high-margin vehicles.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information on the MSCI EAFE(R) Index.

 8   MainStay International Equity Fund

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Several health care stocks were added to the Fund's portfolio during the reporting period. We added Roche Holdings, a Switzerland based developer and manufacturer of pharmaceutical and diagnostics products, because it has a very promising pipeline. We will continue to add opportunistically to the position. Smith & Nephew, a U.K.-based manufacturer of advanced medical devices, was introduced to the Fund because of the company's promising profit profile and expertise in orthopedics.

The Fund eliminated its holding in Sandvik, a Sweden-based high-tech engineering company. We sold the stock for various reasons, including concerns that this segment of the economy was softening just when the stock was reaching new highs. We also sold the Fund's position in Sweden-based ball-bearing and seals company AB SKF because the stock's valuation appeared high relative to the company's growth expectations.

HOW WAS THE FUND POSITIONED RELATIVE TO THE BENCHMARK AS OF APRIL 30, 2005?

The Fund's benchmark and the Fund's portfolio were primarily invested in stocks of developed markets, and the Fund tends to have limited exposure to emerging markets. As always, we remained focused on the fundamental analysis of individual businesses rather than on the market's perception. At the end of April 2005, the Fund was significantly overweighted in defensive sectors such as consumer staples and utilities, with slightly overweighted positions in financials and industrials. At the same time, the Fund was underweighted in telecommunication services and materials. The Fund held a market-weighted position in information technology.

The Fund's holdings in consumer staples and information technology provided the biggest boost to absolute performance during the reporting period. Industrials added to relative performance even though the Fund was underweighted in the sector. Industrial stocks make up about 7% of the portfolio, compared to 10% of the MSCI EAFE(R) Index. During the reporting period, energy stocks continued to provide strong results, but the Fund held an underweighted position, which detracted from the Fund's performance.

WHERE HAVE YOU RECENTLY FOUND THE MOST COMPELLING OPPORTUNITIES?

We have found promising opportunities in Europe and Asian nations outside of Japan. Since we find Japanese companies less compelling, the Fund has been underweighted relative to the Index in Japan. Recently, however, we have found Japanese businesses that meet all of our criteria for ownership, and the Fund has moved closer to a market weight in Japan.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

Since we do not anticipate a major change in business activity, we do not expect the Fund's relative weightings to change significantly. At the same time, we remain alert and are willing to opportunistically invest in businesses in challenged sectors, such as telecommunications and media, if prices correct and values become more compelling. By focusing on companies with long histories of stable growth and strong fundamentals, we will seek to deliver solid results for the Fund's shareholders over the long term.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (85.1%)+
------------------------------------------------------------------------------
AUSTRALIA (0.8%)
Australian Gas Light Co., Ltd. (multi-utilities &
  unregulated power)                                    192,300   $  2,161,637
                                                                  ------------
BERMUDA (0.5%)
RenaissanceRe Holdings Ltd. (insurance)                  26,200      1,172,974
                                                                  ------------
CANADA (0.4%)
Bank of Montreal (commercial banks)                      24,700      1,112,020
                                                                  ------------

DENMARK (0.6%)
Danske Bank A/S (commercial banks) (g)                   56,305      1,649,505
                                                                  ------------

FINLAND (0.4%)
TietoEnator Oyj (IT services)                            35,320      1,068,058
                                                                  ------------

FRANCE (7.4%)
Air Liquide, S.A. (chemicals) (g)                        13,800      2,462,736
Atos Origin S.A. (business & public services) (a)         1,600         96,281
BNP Paribas, S.A. (diversified financial services)
  (g)                                                    84,680      5,579,858
Dexia (commercial banks)                                 47,100      1,084,805
M6 Metropole Television (broadcasting &
  publishing)                                           112,651      2,908,034
Societe Generale, S.A. (commercial banks)                 5,000        498,489
Societe Television Francaise 1 (broadcasting &
  publishing) (g)                                        68,000      1,924,949
Total, S.A. Class B (oil & gas) (g)                      20,000      4,438,437
                                                                  ------------
                                                                    18,993,589
                                                                  ------------
GERMANY (9.3%)
BASF AG (chemicals) (g)                                  38,900      2,514,941
V  Bayerische Motoren Werke AG (automobiles)            212,838      9,021,867
Deutsche Boerse AG (diversified financial
  services)                                              73,278      5,520,056
Hannover Rueckversicherung AG (insurance)               119,712      4,484,975
Henkel KGaA (multi-industry)                              7,100        612,156
Muenchener Rueckversicherungs-Gesellschaft AG
  Registered (insurance) (g)                             15,609      1,716,328
                                                                  ------------
                                                                    23,870,323
                                                                  ------------


                                                         SHARES          VALUE
HONG KONG (1.8%)
Hongkong Electric Holdings, Ltd. (electric
  utilities)                                          1,003,100   $  4,590,970
                                                                  ------------

INDIA (0.6%)
ITC, Ltd. GDR (tobacco) (b)(d)                           46,500      1,535,314
                                                                  ------------

IRELAND (2.1%)
Bank of Ireland (commercial banks)                      360,903      5,446,426
                                                                  ------------

ITALY (7.6%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks) (g)                                            134,800      2,484,808
Enel S.p.A.
  (utilities-electric & gas)                            475,300      4,510,769
Eni S.p.A. (oil & gas)                                  167,900      4,216,808
Eni S.p.A. ADR (oil & gas) (c)                            3,000        376,380
Riunione Adriatica di Sicurta S.p.A. (insurance)         26,800        583,882
Snam Rete Gas S.p.A. (gas utilities) (g)                989,795      5,570,348
UniCredito Italiano S.p.A. (banking) (g)                346,600      1,944,764
                                                                  ------------
                                                                    19,687,759
                                                                  ------------
JAPAN (10.9%)
V  Canon, Inc. (office electronics)                      90,500      4,720,124
V  Canon, Inc. ADR (office electronics) (c)              57,423      2,988,293
Credit Saison Co., Ltd. (financial services)             15,600        534,097
Fuji Photo Film Co., Ltd. (leisure equipment &
  products)                                              31,400      1,040,274
Konica Minolta Holdings, Inc. (recreation, other
  consumer goods)                                       410,400      3,964,219
NTT DoCoMo, Inc. (wireless telecommunication
  services)                                                 461        712,937
OBIC Co., Ltd. (IT services)                             10,500      1,905,192
RICOH Co., Ltd. (data processing & reproduction)        115,000      1,837,596
Secom Co., Ltd. (commercial services & supplies)         31,700      1,271,645

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange. May be subject to change daily.

 10   MAINSTAY INTERNATIONAL EQUITY FUND   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
JAPAN (CONTINUED)
Seven-Eleven Japan Co., Ltd. (food & staples
  retailing)                                             34,100   $    960,679
Shin-Etsu Chemical Co., Ltd. (chemicals)                 43,100      1,594,840
Takeda Pharmaceutical Co. Ltd. (pharmaceuticals)        108,500      5,287,713
Toyota Motor Corp. ADR (automobiles) (c)                  6,800        494,428
Uni-Charm Corp. (household products)                     14,600        653,248
                                                                  ------------
                                                                    27,965,285
                                                                  ------------
MEXICO (0.5%)
Wal-Mart de Mexico SA de CV Series V (multiline
  retail)                                               358,300      1,281,761
                                                                  ------------

NETHERLANDS (6.9%)
Euronext N.V. (diversified financial services)           25,885        852,592
V  Reed Elsevier N.V. (media)                           443,770      6,387,329
Royal Dutch Petroleum Co. NY Shares (oil & gas)          72,100      4,199,825
V  TNT N.V. (air freight & logistics)                   228,146      6,205,237
                                                                  ------------
                                                                    17,644,983
                                                                  ------------
SINGAPORE (0.1%)
SembCorp Logistics Ltd. (air freight & logistics)       300,434        301,267
                                                                  ------------

SPAIN (4.0%)
V  Banco Popular Espanol, S.A. (commercial banks)
  (g)                                                    98,834      6,158,031
Iberdrola, S.A. (multi-utilities & unregulated
  power)                                                 78,848      2,055,982
Telefonica, S.A. (diversified telecommunication
  services)                                             121,300      2,062,692
                                                                  ------------
                                                                    10,276,705
                                                                  ------------
SWEDEN (1.0%)
Autoliv, Inc. (auto components)                          23,100      1,022,175
Hennes & Mauritz AB B Shares (multiline retail)
  (g)                                                    47,900      1,653,031
                                                                  ------------
                                                                     2,675,206
                                                                  ------------
SWITZERLAND (11.2%)
V  Nestle S.A. Registered (food products) (g)            33,060      8,681,591
Novartis AG ADR (pharmaceuticals) (c)                    66,900      3,260,037


                                                         SHARES          VALUE
SWITZERLAND (CONTINUED)
Novartis AG Registered (pharmaceuticals)                 45,548   $  2,216,519
Roche Holdings AG Genusscheine (health & personal
  care)                                                  17,800      2,153,437
Serono S.A. Class B (pharmaceuticals)                     1,783      1,136,639
Swiss Re Registered (insurance)                          66,000      4,376,324
V  UBS AG Registered (capital markets) (g)               18,608      1,494,222
V  UBS AG Registered (capital markets) (e)(g)            69,894      5,603,934
                                                                  ------------
                                                                    28,922,703
                                                                  ------------
UNITED KINGDOM (19.0%)
BP PLC ADR (oil & gas) (c)                               59,333      3,613,380
V  Diageo PLC ADR (beverages) (c)                        20,640      1,233,240
V  Diageo PLC (beverages)                               440,761      6,520,975
Exel PLC (air freight & logistics)                       39,995        631,270
GlaxoSmithKline PLC ADR (pharmaceuticals) (c)            27,100      1,369,905
HSBC Holdings PLC ADR (commercial banks) (c)             16,200      1,296,810
Jardine Lloyd Thompson Group PLC (insurance)             83,800        546,282
Kingfisher PLC (merchandising)                          986,500      4,649,575
Lloyds TSB Group PLC (diversified financial
  services)                                             511,700      4,399,290
Lloyds TSB Group PLC ADR (diversified financial
  services) (c)                                           9,910        344,373
V  Man Group PLC (diversified financial services)       293,210      6,821,740
Reckitt Benckiser PLC (household products)               80,909      2,626,974
Royal Bank of Scotland Group PLC (banking)               44,900      1,355,544
Scottish & Southern Energy PLC (multi-utilities &
  unregulated power)                                     72,730      1,305,196
Smith & Nephew PLC (health & personal care)             126,241      1,300,846
V  Tesco PLC (food & staples retailing)               1,886,173     11,104,348
                                                                  ------------
                                                                    49,119,748
                                                                  ------------
Total Common Stocks
  (Cost $195,089,780)                                              219,476,233
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                         SHARES          VALUE
INVESTMENT COMPANY (1.0%)
------------------------------------------------------------------------------
UNITED KINGDOM (1.0%)
iShares MSCI United Kingdom Index Fund (capital
  markets) (f)(g)                                       142,100   $  2,545,011
                                                                  ------------
Total Investment Company
  (Cost $2,408,942)                                                  2,545,011
                                                                  ------------

PREFERRED STOCK (0.9%)
------------------------------------------------------------------------------
GERMANY (0.9%)
Porsche AG E4.00 (automobiles) (k)                        3,397      2,199,615
                                                                  ------------
Total Preferred Stock
  (Cost $2,008,402)                                                  2,199,615
                                                                  ------------

WARRANT (2.1%)
------------------------------------------------------------------------------
IRELAND (2.1%)
Ryanair Holdings PLC
  Strike Price E0.000001
  Expire 3/21/08 (airlines) (a)(b)(k)                   731,356      5,414,419
                                                                  ------------
Total Warrant
  (Cost $4,317,064)                                                  5,414,419
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (23.0%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.4%)
UNITED STATES (1.4%)
American General Finance Corp.
  2.79%, due 5/2/05
  (capital markets)                                 $ 1,570,000      1,569,878
Toyota Motor Credit Corp.
  2.80%, due 5/5/05
  (capital markets)                                   2,000,000      1,999,377
                                                                  ------------
Total Commercial Paper (Cost $3,569,255)                             3,569,255
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANIES (2.7%)
UNITED STATES (2.7%)
AIM Institutional Funds Group
  (capital markets) (h)                               1,768,300   $  1,768,300
Merrill Lynch Premier Institutional Fund (capital
  markets)                                            5,295,000      5,295,000
                                                                  ------------
Total Investment Companies
  (Cost $7,063,300)                                                  7,063,300
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MASTER NOTE (4.5%)
UNITED STATES (4.5%)
Banc of America Securities LLC
  3.0799%, due 5/2/05
  (capital markets) (h)                             $11,677,000   $ 11,677,000
                                                                  ------------
Total Master Note
  (Cost $11,677,000)                                                11,677,000
                                                                  ------------
REPURCHASE AGREEMENTS (14.4%)
UNITED STATES (14.4%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $9,052,300
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $9,502,312 and a Market
  Value of $9,231,240)                                9,050,000      9,050,000
Dresdner Kleinwort Wasserstein Securities, LLC
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $9,002,313
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $9,477,780 and a Market
  Value of $9,450,082)                                9,000,000      9,000,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $11,552,965
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $11,702,023 and a Market
  Value of $12,127,603)                              11,550,000     11,550,000

 12   MAINSTAY INTERNATIONAL EQUITY FUND   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
UNITED STATES (CONTINUED)
Morgan Stanley & Co., Inc.
  3.0499%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $7,551,919
  (capital markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $8,128,227 and a Market
  Value of $7,795,165)                              $ 7,550,000   $  7,550,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $37,150,000)                                                37,150,000
                                                                  ------------
Total Short-Term Investments
  (Cost $59,459,555)                                                59,459,555
                                                                  ------------
Total Investments
  (Cost $263,283,743) (i)                                 112.1%   289,094,833(j)
Liabilities in Excess of
  Cash and Other Assets                                   (12.1)   (31,224,395)
                                                    -----------   ------------
Net Assets                                                100.0%  $257,870,438
                                                    ===========   ============

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR - American Depositary Receipt.
(d)  GDR - Global Depositary Receipt.
(e)  Security primarily trades on the New York Stock
     Exchange.
(f) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(g) Represents a security, or a portion thereof, of which is out on loan.
(h) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) The cost for federal income tax purposes is $263,512,445.
(j) At April 30, 2005 net unrealized appreciation for securities was $25,582,489, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $28,918,207 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,335,718.
(k) The following abbreviation is used in the above portfolio:
     E -- Euro.

The table below sets forth the diversification of International Equity Fund investments by industry.


                                                           VALUE    PERCENT+
INDUSTRY DIVERSIFICATION
-----------------------------------------------------------------------------
Air Freight & Logistics                             $  7,137,774          2.8%
Airlines                                               5,414,419          2.1
Auto Components                                        1,022,175          0.4
Automobiles                                           11,715,910          4.5
Banking                                                3,300,308          1.3
Beverages                                              7,754,215          3.0
Broadcasting & Publishing                              4,832,983          1.9
Business & Public Services                                96,281          0.0(a)
Capital Markets                                       69,102,722         26.8
Chemicals                                              6,572,517          2.5
Commercial Banks                                      19,730,894          7.7
Commercial Services & Supplies                         1,271,645          0.5
Data Processing & Reproduction                         1,837,596          0.7
Diversified Financial Services                        23,517,909          9.1
Diversified Telecommunication Services                 2,062,692          0.8
Electric Utilities                                     4,590,970          1.8
Financial Services                                       534,097          0.2
Food & Staples Retailing                              12,065,027          4.7
Food Products                                          8,681,591          3.4
Gas Utilities                                          5,570,348          2.2
Health & Personal Care                                 3,454,283          1.3
Household Products                                     3,280,222          1.3
Insurance                                             12,880,765          5.0
IT Services                                            2,973,250          1.2
Leisure Equipment & Products                           1,040,274          0.4
Media                                                  6,387,329          2.5
Merchandising                                          4,649,575          1.8
Multi-Industry                                           612,156          0.2
Multiline Retail                                       2,934,792          1.1
Multi-Utilities & Unregulated Power                    5,522,815          2.1
Office Electronics                                     7,708,417          3.0
Oil & Gas                                             16,844,830          6.5
Pharmaceuticals                                       13,270,813          5.1
Recreation, Other Consumer Goods                       3,964,219          1.5
Tobacco                                                1,535,314          0.6
Utilities-Electric & Gas                               4,510,769          1.8
Wireless Telecommunication Services                      712,937          0.3
                                                    ------------   ----------
                                                     289,094,833        112.1
Liabilities in Excess of
  Cash and Other Assets                              (31,224,395)       (12.1)
                                                    ------------   ----------
Net Assets                                          $257,870,438        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.
(a)  Less than one tenth of a percent.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $263,283,743) including
  $47,880,035 market value of securities
  loaned                                        $289,094,833
Deposit with broker for securities loaned                 96
Cash denominated in foreign currencies
  (identified cost $16,497,058)                   16,562,922
Cash                                               3,308,682
Receivables:
  Investment securities sold                       3,146,059
  Dividends and interest                           1,416,565
  Fund shares sold                                   672,605
Other assets                                          59,340
Unrealized appreciation on foreign currency
  forward contracts                                  293,213
                                                ------------
    Total assets                                 314,554,315
                                                ------------
LIABILITIES:
Securities lending collateral                     50,595,396
Payables:
  Investment securities purchased                  5,199,323
  Fund shares redeemed                               277,690
  Transfer agent                                     206,969
  Manager                                            190,202
  NYLIFE Distributors                                 98,765
  Custodian                                           18,399
Accrued expenses                                      71,088
Unrealized depreciation on foreign currency
  forward contracts                                   26,045
                                                ------------
    Total liabilities                             56,683,877
                                                ------------
Net assets                                      $257,870,438
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     60,521
  Class B                                             68,053
  Class C                                              7,625
  Class I                                             61,129
  Class R1                                             2,527
  Class R2                                                 1
Additional paid-in capital                       219,990,025
Accumulated undistributed net investment
  income                                           1,083,998
Accumulated net realized gain on investments       9,920,829
Accumulated undistributed net realized gain on
  foreign currencies and foreign currency
  forward contracts                                  472,165
Net unrealized appreciation on investments        25,811,090
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contacts                                           392,475
                                                ------------
Net assets                                      $257,870,438
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 79,332,570
                                                ============
Shares of beneficial interest outstanding          6,052,114
                                                ============
Net asset value per share outstanding           $      13.11
Maximum sales charge (5.50% of offering price)          0.76
                                                ------------
Maximum offering price per share outstanding    $      13.87
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 85,252,481
                                                ============
Shares of beneficial interest outstanding          6,805,316
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.53
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  9,550,310
                                                ============
Shares of beneficial interest outstanding            762,500
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.52
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 80,414,836
                                                ============
Shares of beneficial interest outstanding          6,112,872
                                                ============
Net asset value and offering price per share
  outstanding                                   $      13.15
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $  3,319,084
                                                ============
Shares of beneficial interest outstanding            252,706
                                                ============
Net asset value and offering price per share
  outstanding                                   $      13.13
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $      1,157
                                                ============
Shares of beneficial interest outstanding                 88
                                                ============
Net asset value and offering price per share
  outstanding                                   $      13.13
                                                ============

 14   MAINSTAY INTERNATIONAL EQUITY FUND   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,951,533
  Interest                                           118,133
  Income from securities loaned -- net                84,415
                                                 -----------
    Total income                                   3,154,081
                                                 -----------
EXPENSES:
  Manager                                          1,002,199
  Transfer agent -- Classes A, B and C               339,501
  Transfer agent -- Classes I, R1 and R2               4,645
  Distribution -- Class B                            297,957
  Distribution -- Class C                             30,909
  Service -- Class A                                  96,300
  Service -- Class B                                  99,319
  Service -- Class C                                  10,303
  Service -- Class R2                                      1
  Custodian                                           46,396
  Registration                                        35,720
  Shareholder communication                           33,413
  Professional                                        30,979
  Recordkeeping                                       24,359
  Trustees                                             7,018
  Shareholder Service -- Class R1                        228
  Shareholder Service -- Class R2                          1
  Miscellaneous                                       23,092
                                                 -----------
    Total expenses                                 2,082,340
                                                 -----------
Net investment income                              1,071,741
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           11,129,731
  Foreign currency transactions                      472,165
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                           11,601,896
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                            4,823,663
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                (80,996)
                                                 -----------
Net unrealized gain on investments and foreign
  currency transactions                            4,742,667
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions               16,344,563
                                                 -----------
Net increase in net assets resulting from
  operations                                     $17,416,304
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $352,795.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,071,741   $    541,838
 Net realized gain on investments
  and foreign currency transactions    11,601,896      8,939,748
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions         4,742,667      7,864,111
                                     ---------------------------
 Net increase in net assets
  resulting from operations            17,416,304     17,345,697
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (124,050)      (555,225)
   Class B                                     --       (414,033)
   Class C                                     --        (22,730)
   Class I                               (315,680)            --
   Class R1                                    (7)            --
   Class R2                                    (5)            --
                                     ---------------------------
 Total dividends to shareholders         (439,742)      (991,988)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             19,170,429     33,536,680
   Class B                             14,605,868     14,390,516
   Class C                              2,894,607      4,309,233
   Class I                             42,320,456     43,940,803
   Class R1                             3,402,457          1,000
   Class R2                                    --          1,000

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                104,875        451,765
   Class B                                     --        396,920
   Class C                                     --         17,677
   Class I                                315,680             --
   Class R1                                     7             --
   Class R2                                     5             --
                                     ---------------------------
                                       82,814,384     97,045,594

                                             2005           2004

 Cost of shares redeemed+:
   Class A                           $(16,984,340)  $(14,451,562)
   Class B                             (5,745,532)    (9,181,696)
   Class C                               (679,079)      (810,363)
   Class I                             (4,625,089)    (5,788,084)
   Class R1                                (6,721)            --
                                     ---------------------------
                                      (28,040,761)   (30,231,705)
    Increase in net assets derived
     from capital share
     transactions                      54,773,623     66,813,889
                                     ---------------------------
    Net increase in net assets         71,750,185     83,167,598

NET ASSETS:
Beginning of period                   186,120,253    102,952,655
                                     ---------------------------
End of period                        $257,870,438   $186,120,253
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  1,083,998   $    451,999
                                     ===========================

+ Cost of shares redeemed net of redemption fee of $5,004 and $2,886 for the six months ended April 30, 2005, and the year ended October 31, 2004, respectively.

 16   MAINSTAY INTERNATIONAL EQUITY FUND   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                             CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $ 11.95          $ 10.50          $  8.73        $  9.11      $ 10.98      $ 15.23      $ 12.21
                                 -------          -------          -------        -------      -------      -------      -------
Net investment income (loss)        0.07(a)          0.07(a)          0.08(a)       (0.00)(a)(d)   (0.01)(a)   (0.08)(a)   (0.07)
Net realized and unrealized
  gain (loss) on investments        1.08             1.48             1.63          (0.43)       (1.82)       (3.07)        3.54
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.03             0.03             0.04           0.05         0.11        (0.12)       (0.13)
                                 -------          -------          -------        -------      -------      -------      -------
Total from investment
  operations                        1.18             1.58             1.75          (0.38)       (1.72)       (3.27)        3.34
                                 -------          -------          -------        -------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income       (0.02)           (0.13)              --             --        (0.09)          --        (0.03)
  From net realized gain on
    investments and foreign
    currency transactions             --               --               --             --        (0.06)       (0.98)       (0.29)
                                 -------          -------          -------        -------      -------      -------      -------
Total dividends and
  distributions                    (0.02)           (0.13)              --             --        (0.15)       (0.98)       (0.32)
                                 -------          -------          -------        -------      -------      -------      -------
Redemption fee (a)                  0.00(d)          0.00(d)          0.02             --           --           --           --
                                 -------          -------          -------        -------      -------      -------      -------
Net asset value at end of
  period                         $ 13.11          $ 11.95          $ 10.50        $  8.73      $  9.11      $ 10.98      $ 15.23
                                 =======          =======          =======        =======      =======      =======      =======
Total investment return (b)         9.88%(c)        15.11%           20.27%(c)      (4.17%)     (15.70%)     (21.32%)      27.54%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        1.09%+           0.60%            0.99%+        (0.05%)      (0.07%)      (0.56%)      (0.14%)
    Expenses                        1.74%+           1.90%            2.27%+         2.26%        2.17%        2.15%        1.94%
Portfolio turnover rate               32%              54%              71%           102%         129%          30%          38%
Net assets at end of period
  (in 000's)                     $79,333          $70,252          $43,747        $30,084      $25,470      $29,730      $34,407

                                                                 JANUARY 1,                        CLASS C
                                SIX MONTHS                          2003          ------------------------------------------
                                  ENDED         YEAR ENDED         THROUGH                 YEAR ENDED DECEMBER 31,
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,      ------------------------------------------
                                  2005*            2004            2003**          2002        2001        2000        1999
Net asset value at beginning
  of period                       $11.44          $10.09           $ 8.44         $ 8.87      $10.70      $14.95      $12.08
                                  ------          ------           ------         ------      ------      ------      ------
Net investment income (loss)        0.02(a)        (0.02)(a)         0.02(a)       (0.08)(a)   (0.07)(a)   (0.17)(a)   (0.09)
Net realized and unrealized
  gain (loss) on investments        1.03            1.41             1.57          (0.40)      (1.80)      (2.98)       3.41
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.03            0.03             0.04           0.05        0.11       (0.12)      (0.13)
                                  ------          ------           ------         ------      ------      ------      ------
Total from investment
  operations                        1.08            1.42             1.63          (0.43)      (1.76)      (3.27)       3.19
                                  ------          ------           ------         ------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income          --           (0.07)              --             --       (0.01)         --       (0.03)
  From net realized gain on
    investments and foreign
    currency transactions             --              --               --             --       (0.06)      (0.98)      (0.29)
                                  ------          ------           ------         ------      ------      ------      ------
Total dividends and
  distributions                       --           (0.07)              --             --       (0.07)      (0.98)      (0.32)
                                  ------          ------           ------         ------      ------      ------      ------
Redemption fee (a)                  0.00(d)         0.00(d)          0.02             --          --          --          --
                                  ------          ------           ------         ------      ------      ------      ------
Net asset value at end of
  period                          $12.52          $11.44           $10.09         $ 8.44      $ 8.87      $10.70      $14.95
                                  ======          ======           ======         ======      ======      ======      ======
Total investment return (b)         9.44%(c)       14.16%           19.55%(c)      (4.85%)    (16.44%)    (21.71%)     26.60%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.34%+         (0.15%)           0.24%+        (0.80%)     (0.82%)     (1.31%)     (0.89%)
    Expenses                        2.49%+          2.65%            3.02%+         3.01%       2.92%       2.90%       2.69%
Portfolio turnover rate               32%             54%              71%           102%        129%         30%         38%
Net assets at end of period
  (in 000's)                      $9,550          $6,718           $2,715         $1,284      $  371      $  692      $  343

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  First offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 18   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                             CLASS B
      ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
      2005*            2004            2003**          2002         2001         2000         1999
     $ 11.44          $ 10.09          $  8.44        $  8.88      $ 10.70      $ 14.95      $ 12.08
     -------          -------          -------        -------      -------      -------      -------
        0.02(a)         (0.02)(a)         0.02(a)       (0.08)(a)    (0.07)(a)    (0.17)(a)    (0.09)
        1.04             1.41             1.57          (0.41)       (1.79)       (2.98)        3.41
        0.03             0.03             0.04           0.05         0.11        (0.12)       (0.13)
     -------          -------          -------        -------      -------      -------      -------
        1.09             1.42             1.63          (0.44)       (1.75)       (3.27)        3.19
     -------          -------          -------        -------      -------      -------      -------
          --            (0.07)              --             --        (0.01)          --        (0.03)
          --               --               --             --        (0.06)       (0.98)       (0.29)
     -------          -------          -------        -------      -------      -------      -------
          --            (0.07)              --             --        (0.07)       (0.98)       (0.32)
     -------          -------          -------        -------      -------      -------      -------
        0.00(d)          0.00(d)          0.02             --           --           --           --
     -------          -------          -------        -------      -------      -------      -------
     $ 12.53          $ 11.44          $ 10.09        $  8.44      $  8.88      $ 10.70      $ 14.95
     =======          =======          =======        =======      =======      =======      =======
        9.53%(c)        14.16%           19.55%(c)      (4.95%)     (16.34%)     (21.71%)      26.60%
        0.34%+          (0.15%)           0.24%+        (0.80%)      (0.82%)      (1.31%)      (0.89%)
        2.49%+           2.65%            3.02%+         3.01%        2.92%        2.90%        2.69%
          32%              54%              71%           102%         129%          30%          38%
     $85,252          $69,882          $56,490        $46,779      $51,887      $70,182      $94,698

              CLASS I                         CLASS R1                         CLASS R2
    ---------------------------      ---------------------------      ---------------------------
                    JANUARY 2,                       JANUARY 2,                       JANUARY 2,
    SIX MONTHS        2004***        SIX MONTHS        2004***        SIX MONTHS        2004***
      ENDED           THROUGH          ENDED           THROUGH          ENDED           THROUGH
    APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
      2005*            2004            2005*            2004            2005*            2004
     $ 12.02          $ 11.40         $  12.00         $11.40           $11.99          $11.40
     -------          -------         --------         ------           ------          ------
        0.11(a)          0.12(a)          0.09(a)        0.12(a)          0.09(a)         0.09(a)
        1.09             0.49             1.09           0.47             1.08            0.49
        0.03             0.01             0.03           0.01             0.03            0.01
     -------          -------         --------         ------           ------          ------
        1.23             0.62             1.21           0.60             1.20            0.59
     -------          -------         --------         ------           ------          ------
       (0.10)              --            (0.08)            --            (0.06)             --
          --               --               --             --               --              --
     -------          -------         --------         ------           ------          ------
       (0.10)              --            (0.08)            --            (0.06)             --
     -------          -------         --------         ------           ------          ------
        0.00(d)          0.00(d)          0.00(d)        0.00(d)          0.00(d)         0.00(d)
     -------          -------         --------         ------           ------          ------
     $ 13.15          $ 12.02         $  13.13         $12.00           $13.13          $11.99
     =======          =======         ========         ======           ======          ======
       10.21%(c)         5.44%(c)        10.13%(c)       5.26%(c)        10.00%(c)        5.18%(c)
        1.73%+           1.33%+           1.63%+         1.23%+           1.38%+          0.98%+
        1.10%+           1.17%+           1.20%+         1.27%+           1.45%+          1.52%+
          32%              54%              32%            54%              32%             54%
     $80,415          $39,266         $  3,319         $    1           $    1          $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices representative of market values as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest noted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives

 20   MainStay International Equity Fund
compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See note 6.)

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See note 6.)

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of

                                                    www.mainstayfunds.com     21

Fund shares made within 60 days of their date of purchase of Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust pays the Manager an annual percentage of the Fund's average daily net assets as follows: 0.90% up to $500 million and 0.85% on assets over $500 million. In addition, effective December 1, 2004, NYLIM had voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.95%, 2.70% and 2.70% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the six months ended April 30, 2005, the Manager earned from the Fund $1,002,199. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2005.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $36,191 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,425, $28,035 and $1,080, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $344,146.

 22   MainStay International Equity Fund

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Equity Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class A and Class R2 with net values of $10,806,310 and $1,157, respectively. This represents 13.6% and 100.0% of Class A shares and Class R2 shares net assets, respectively, and 4.2% and less than one tenth of a percent of the Funds total net assets at period end, respectively.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,342 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $24,359 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $980,301 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2010                    $980
  ---------------------------------------------

The Fund utilized $8,570,156 of capital loss carryforward during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                             2004     2003   2002
Distributions paid from:
  Ordinary income          $991,988    $--    $--
-------------------------------------------------

NOTE 6 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $47,880,035. The Fund received $50,595,396 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

                                                    www.mainstayfunds.com     23

Foreign currency forward contracts open at April 30, 2005:

                                                         CONTRACT         CONTRACT        UNREALIZED
                                                           AMOUNT           AMOUNT     APPRECIATION/
                                                             SOLD        PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts
----------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 5/9/05  A$  2,326,680   $    1,789,333   $       (26,045)
----------------------------------------------------------------------------------------------------
Swiss Francs vs. Japanese Yen, expiring 12/7/05     CF 13,391,344   Y1,185,000,000   $       102,835
----------------------------------------------------------------------------------------------------

                                                         CONTRACT        CONTRACT
                                                           AMOUNT          AMOUNT
                                                        PURCHASED            SOLD
Foreign Currency Buy Contracts
---------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 5/9/05                                   A$ 2,236,680    $  1,625,000    $       190,378
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward contracts:
                                                                                    $       267,168
---------------------------------------------------------------------------------------------------

Foreign currency held at April 30, 2005:

                         CURRENCY                                     COST          VALUE
Australian Dollar                          A$    2,657,756    $ 2,003,376    $ 2,075,448
Canadian Dollar                            C$          200            161            159
Euro                                       E     2,931,414      3,817,686      3,772,297
Hong Kong Dollar                           HK$         657             84             85
Japanese Yen                               Y   307,492,468      2,901,383      2,932,689
Pound Sterling                             L     4,075,889      7,765,589      7,773,518
Swiss Francs                                CF      10,431          8,779          8,726
-----------------------------------------------------------------------------------------
                                                              $16,497,058    $16,562,922
-----------------------------------------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2005, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $111,512 and $64,708, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                     APRIL 30, 2005 **
                                CLASS A   CLASS B   CLASS C

Shares sold                      1,452     1,154      229
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                       8        --       --
-----------------------------------------------------------
                                 1,460     1,154      229
-----------------------------------------------------------
Shares redeemed                 (1,287)     (456)     (53)
-----------------------------------------------------------
Net increase                       173       698      176
-----------------------------------------------------------

                                      SIX MONTHS ENDED
                                      APRIL 30, 2005 **
                                CLASS I   CLASS R1   CLASS R2

Shares sold                      3,177        253        --
-------------------------------------------------------------
Shares issued in reinvestment
  of dividends                      24         --        --(a)
-------------------------------------------------------------
                                 3,201        253        --(a)
-------------------------------------------------------------
Shares redeemed                   (354)        --(a)     --
-------------------------------------------------------------
Net increase                     2,847        253        --(a)
-------------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                      2,924     1,303      389
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      41        37        2
-----------------------------------------------------------
                                 2,965     1,340      391
-----------------------------------------------------------
Shares redeemed                 (1,252)     (834)     (73)
-----------------------------------------------------------
Net increase                     1,713       506      318
-----------------------------------------------------------

                                JANUARY 2, 2004* THROUGH
                                    OCTOBER 31, 2004
                              CLASS I   CLASS R1   CLASS R2

Shares sold                    3,762      --(a)      --(a)
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends       --      --         --
-----------------------------------------------------------
                               3,762      --(a)      --(a)
-----------------------------------------------------------
Shares redeemed                 (496)     --         --
-----------------------------------------------------------
Net increase                   3,266      --(a)      --(a)
-----------------------------------------------------------

*    First offered on January 2, 2004.
**   Unaudited.
(a)   Less than one thousand.

 24   MainStay International Equity Fund

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        McGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay International Equity Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay International Equity Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 30   MainStay International Equity Fund

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07231            (RECYCLE LOGO)           MS225-05           MSIE10-06/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Mid Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Trustees and Officers                                                         22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

MainStay Funds                                                                26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        3.34%    8.84%    -1.43%
Excluding sales charges   9.35    15.18     -0.14

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                           9450                  10000                  10000                  10000
                                               8788.5                9229.12                9906.97                8740.25
                                              8041.95                 8366.2                10558.2                7428.55
                                               5877.9                 6653.9                8709.78                6190.34
                                              8155.35                9345.71                11698.7                8427.52
4/30/05                                        9393.3                9593.47                12837.9                9021.69

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        4.07%    9.39%    -1.35%
Excluding sales charges   9.07    14.39     -0.89

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                         10000                   10000                  10000                  10000
                                                9270                 9229.12                9906.97                8740.25
                                                8420                  8366.2                10558.2                7428.55
                                                6100                  6653.9                8709.78                6190.34
                                                8410                 9345.71                11698.7                8427.52
4/30/05                                         9428                 9593.47                12837.9                9021.69

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
With sales charges        7.96%   13.27%    -0.91%
Excluding sales charges   8.96    14.27     -0.91

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                         10000                   10000                  10000                  10000
                                                9270                 9229.12                9906.97                8740.25
                                                8420                  8366.2                10558.2                7428.55
                                                6100                  6653.9                8709.78                6190.34
                                                8410                 9345.71                11698.7                8427.52
4/30/05                                         9610                 9593.47                12837.9                9021.69

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception through 3/28/05 performance of Class I shares (first offered 3/29/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Mid Cap Growth Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE      SINCE
TOTAL RETURNS            MONTHS   YEAR    INCEPTION
---------------------------------------------------
                          9.57%   15.56%    0.13%

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                        10000.0                10000.0                10000.0                10000.0
                                               9308.0                 9229.0                 9907.0                 8740.0
                                               8538.0                 8366.0                10558.0                 7429.0
                                               6256.0                 6654.0                 8710.0                 6190.0
                                               8702.0                 9346.0                11699.0                 8428.0
4/30/05                                       10056.0                 9593.0                12838.0                 9022.0

                                      SIX      ONE       SINCE
BENCHMARK PERFORMANCE                MONTHS    YEAR    INCEPTION

Russell Midcap(R) Growth Index(1)     4.07%    7.05%     -2.35%
Russell 2500(R) Growth Index(2)       1.12     2.65      -0.95
S&P MidCap 400(R) Index(3)            5.68     9.74       5.96
Average Lipper mid-cap growth
  fund(4)                             1.68     3.92      -4.44

1. Going forward, the Fund will measure its performance against the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index
2. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                      ENDING ACCOUNT                        VALUE (BASED
                                                       VALUE (BASED                       ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES          5% RETURN           EXPENSES
                                       ACCOUNT         RETURNS AND           PAID            AND ACTUAL            PAID
                                        VALUE           EXPENSES)           DURING           EXPENSES)            DURING
SHARE CLASS                            11/1/04           4/30/05            PERIOD            4/30/05             PERIOD

CLASS A SHARES(1)                     $1,000.00         $1,094.20           $ 7.79           $1,017.50            $ 7.50
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                     $1,000.00         $1,091.65           $11.67           $1,013.75            $11.23
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                     $1,000.00         $1,090.55           $11.67           $1,013.75            $11.23
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                   $1,000.00         $  952.14           $ 1.05           $1,024.09            $ 1.08
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Class A and 2.25% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio (1.15%) multiplied by the average account value over the period, divided by 365, multiplied by 35 (to reflect the one-month period).
3. Class I shares were first offered on March 29, 2005. Expenses paid during the period reflect ongoing costs for the one-month period ending April 30, 2005. Had Class I shares been offered for the six months ended April 30, 2005, based on a hypothetical 5% return, expenses paid during the period would be $5.76 and the ending account value would be $1,019.25.

 6   MainStay Mid Cap Growth Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    98.6%
Short-Term Investments (collateral from securities lending
  is 5.9%)                                                                        7.3
Liabilities in Excess of Cash and Other Assets                                      0

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Coventry Health Care, Inc.                       6.  Boyd Gaming Corp.
 2.  D.R. Horton, Inc.                                7.  St. Joe Co. (The)
 3.  PacifiCare Health Systems, Inc.                  8.  KB HOME
 4.  Peabody Energy Corp.                             9.  Arch Coal, Inc.
 5.  United Defense Industries, Inc.                 10.  Sierra Health Services, Inc.



                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalization of companies in the Russell Midcap(R) Growth Index(1) and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in expanding markets of technology, health care, communications, and other high-growth industries. We also seek stocks with above-average growth in earnings. We select investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. In implementing this strategy, we use a flexible approach and may invest in various types of companies and securities. We look for securities that we believe may be poised for a rise in price or an acceleration in earnings growth--possibly because of special factors, such as changes in management, products, consumer demand, or the economy. We may sell a stock if its earnings growth rate decelerates, if it appears overvalued in relation to its growth rate or its peer group, or if the stock no longer appears likely to help the Fund meet its investment objective.

WHAT MAJOR FACTORS AND RISKS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The reporting period began with the reelection of President Bush, which produced a strong market rally in the last months of 2004. Other significant factors that influenced the stock market during the reporting period included four Federal Reserve interest-rate hikes, widespread increases in inflationary pressures, sharply higher oil prices, and heightened concerns about the strength of the U.S. economy. Together, these forces caused the stock market to give back much of the gains it recorded earlier in the reporting period.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, the Fund's strong performance relative to its peers and the Russell Midcap(R) Growth Index resulted primarily from effective individual security selection in most sectors. Stock selection in the consumer discretionary sector had the greatest positive impact on performance. Stock selection was also favorable in the industrials, health care, financials, materials, and energy sectors. The Fund's overweighted positions in the consumer discretionary and energy sectors and its underweighted position in the information technology sector also contributed positively to the Fund's relative results. On the other hand, adverse stock selection in the information technology sector detracted from performance.

WHAT DECISIONS GUIDED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

By far, the most significant positive decision we made during the reporting period was to reduce the Fund's weighting in information technology. Our decision to increase the Fund's exposure to the consumer discretionary and energy sectors also proved beneficial. On the other hand, our decision to underweight the Fund's exposure to consumer staples and to overweight its exposure to financials hurt relative performance.

WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS DURING THE REPORTING PERIOD?

For the six months ended April 30, 2005, the holdings that made the greatest positive contribution to the Fund's performance were PacifiCare Health Systems, Coventry Health Care, United Defense Industries, D.R. Horton, and Boyd Gaming. PacifiCare Health Systems and Coventry Health Care are each managed-care companies that benefited from solid enrollment trends and medical-cost containment. United Defense Industries, a maker of aerospace and defense equipment, saw its stock price surge when British-based competitor BAE Systems made an offer to acquire the company. D.R. Horton, a large national homebuilder, benefited from ongoing healthy earnings growth and from mortgage rates that remained low enough to appeal to homebuyers. Boyd Gaming is a gaming concern whose stock price rose sharply after recent earnings reports far exceeded expectations.

WHICH STOCKS TOOK THE GREATEST TOLL ON THE FUND'S PERFORMANCE?

During the six-month reporting period, the largest detractors from the Fund's performance were First Marblehead, Acxiom, Claire's Stores, Maverick Tube, and Steel Dynamics. First Marblehead is an education lending company whose stock price suffered when


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies.
1. See footnote on page 5 for information on the Russell Midcap(R) Growth Index.

 8   MainStay Mid Cap Growth Fund
first-quarter earnings failed to live up to analysts' lofty expectations. Axciom is a global information-management technology company that suffered from setbacks in its international operations and lower margins in its outsourcing and new services businesses. Claire's Stores is a leading costume-jewelry retailer whose results were adversely affected by steadily negative same-store sales in Europe and the United Kingdom. The share price of oil-field services company Maverick Tube declined after first-quarter earnings--though solid--fell slightly shy of expectations. Steel Dynamics saw its stock price slide with weak steel pricing. The difficulties reflected excess inventory build-up, which has since eased.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Yes. In the consumer discretionary sector, we added American Eagle Outfitters and Las Vegas Sands to the Fund. American Eagle is a specialty retailer of casual apparel and accessories for young men and women. The company has seen strong comparable-store sales across its product line. Las Vegas Sands is a fast-growing casino operator that benefited from increased gaming popularity nationwide. Also in the consumer discretionary sector, we purchased shares of Scotts Miracle-Gro, the world leader in lawn-and-garden, turf, and general horticultural products. In our view, Scotts has been able to successfully leverage its dominant position in a market that has benefited from favorable demographic trends, such as expanding home ownership and the rising population in warmer states that have longer growing seasons.

In the energy sector, we added ENSCO International and Maverick Tube. ENSCO is an international contract driller that has seen strong earnings growth and has benefited from stronger day rates and increased capital spending by exploration and production companies. Maverick Tube has experienced robust demand for its energy products as rig counts have increased.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

We sold the Fund's position in Claire's Stores, since the stock failed to meet our expectations. During the reporting period, we also sold the Fund's position in First Health Group, a mid-sized managed-care company, whose share price surged following a takeover offer at a substantial premium. We sold Doral Financial, a Puerto Rico-based financial services company, after management disclosed that higher short-term interest rates had reduced the company's earnings and lowered assumptions for loan securitizations. We sold SPX, a diversified manufacturing company, after the company guided earnings sharply lower for the second half of 2004. Like many manufacturers, SPX saw raw-material costs rise steadily and was unable to offset those costs with price increases. An SEC investigation and a class-action lawsuit continue to cloud the future of SPX. In the pharmaceuticals industry, we sold Gilead Sciences because the stock rose to the point where it no longer fit the Fund's capitalization parameters.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund increased its exposure to the energy sector from 8.8% at the end of October 2004 to 13.7% at the end of April 2005. Over the same period, the Fund's allocation to the materials sector grew from 1.7% to 4.5%.

From the beginning of the reporting period to the end of April 2005, the Fund decreased its weighting in consumer discretionary from 31.9% to 30.0%, in financials from 12.7% to 11.4%, in health care from 22.7% to 19.3%, and in information technology from 11.8% to 10.8%.

HOW DO THE FUND'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) GROWTH INDEX?

As of April 30, 2005, the Fund was overweighted relative to the Russell Midcap(R) Growth Index in the consumer discretionary, energy, financials, and materials sectors. At the same time, the Fund was underweighted relative to the Index in the health care and information technology sectors and about equally weighted relative to the Index in the industrials sector. At the end of the reporting period, the Fund had no holdings in the consumer staples, telecommunications services, or utilities sectors.

WHAT DO YOU ANTICIPATE FOR THE MARKETS AND THE FUND?

Recent market volatility has stemmed from concerns about Federal Reserve tightening, higher oil prices, and indications that inflation may take hold. Despite these ongoing pressures, we will seek to focus on best-in-class mid-cap growth companies. Specifically, we look for companies that we believe can register above-average revenue and earnings growth on a consistent basis and that are attractively valued in the marketplace. Looking ahead, we continue to favor the consumer discretionary, energy, and materials sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                        SHARES           VALUE
COMMON STOCKS (98.6%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.2%)
Alliant Techsystems, Inc. (a)                           17,450   $   1,207,191
L-3 Communications Holdings, Inc.                       18,600       1,320,042
V United Defense Industries, Inc.                       30,500       2,256,390
                                                                 -------------
                                                                     4,783,623
                                                                 -------------
AUTOMOBILES (0.7%)
Winnebago Industries, Inc. (b)                          26,400         769,296
                                                                 -------------
BIOTECHNOLOGY (0.7%)
Mannkind Corp. (a)(c)                                   60,500         837,925
                                                                 -------------

BUILDING PRODUCTS (0.9%)
Simpson Manufacturing Co., Inc.                         35,500         958,500
                                                                 -------------

CAPITAL MARKETS (1.3%)
Affiliated Managers Group, Inc. (a)(b)                  23,200       1,450,696
                                                                 -------------

CHEMICALS (1.3%)
Scotts Miracle-Gro Co. (The) Class A (a)                20,600       1,491,440
                                                                 -------------

COMMERCIAL BANKS (1.6%)
UCBH Holdings, Inc.                                     53,900         847,847
Westcorp                                                20,300         908,222
                                                                 -------------
                                                                     1,756,069
                                                                 -------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Corinthian Colleges, Inc. (a)                           46,500         660,765
                                                                 -------------

COMMUNICATIONS EQUIPMENT (1.6%)
Avocent Corp. (a)                                       13,200         331,848
InterDigital Communications Corp. (a)                   27,500         449,900
Qlogic Corp. (a)                                        30,700       1,020,468
                                                                 -------------
                                                                     1,802,216
                                                                 -------------
CONSTRUCTION & ENGINEERING (1.1%)
Fluor Corp.                                             25,000       1,289,000
                                                                 -------------

CONSTRUCTION MATERIALS (1.5%)
Eagle Materials, Inc.                                   22,029       1,657,682
Eagle Materials, Inc. Class B                            1,045          76,536
                                                                 -------------
                                                                     1,734,218
                                                                 -------------
CONSUMER FINANCE (2.8%)
Capital One Financial Corp.                             17,900       1,268,931
First Marblehead Corp. (The) (a)                        22,200         855,366
Providian Financial Corp. (a)                           60,000       1,000,200
                                                                 -------------
                                                                     3,124,497
                                                                 -------------


                                                        SHARES           VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Amphenol Corp. Class A                                  10,700   $     422,008
CDW Corp.                                               10,600         579,714
Garmin, Ltd. (b)                                        30,900       1,220,550
                                                                 -------------
                                                                     2,222,272
                                                                 -------------
ENERGY EQUIPMENT & SERVICES (5.4%)
Atwood Oceanics, Inc. (a)                               22,200       1,266,954
ENSCO International, Inc.                               45,600       1,486,560
Maverick Tube Corp. (a)                                 53,800       1,565,042
National-Oilwell Varco, Inc. (a)                        43,300       1,720,742
                                                                 -------------
                                                                     6,039,298
                                                                 -------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.8%)
Cooper Cos., Inc. (The)                                 24,000       1,621,200
Cytyc Corp. (a)                                         60,600       1,291,386
Fisher Scientific International, Inc. (a)               21,300       1,264,794
Varian Medical Systems, Inc. (a)                        35,800       1,207,892
                                                                 -------------
                                                                     5,385,272
                                                                 -------------
HEALTH CARE PROVIDERS & SERVICES (12.7%)
Caremark Rx, Inc. (a)                                   31,800       1,273,590
V  Coventry Health Care, Inc. (a)                       37,600       2,572,968
Henry Schein, Inc. (a)                                  35,000       1,312,850
V  PacifiCare Health Systems, Inc. (a)                  42,200       2,521,872
Pharmaceutical Product Development, Inc. (a)            26,300       1,193,494
Quest Diagnostics, Inc.                                 13,700       1,449,460
V  Sierra Health Services, Inc. (a)(c)                  31,000       2,005,390
WellChoice, Inc. (a)                                    34,700       1,950,140
                                                                 -------------
                                                                    14,279,764
                                                                 -------------
HOTELS, RESTAURANTS & LEISURE (4.6%)
V  Boyd Gaming Corp.                                    42,700       2,253,706
Las Vegas Sands Corp. (a)                               29,900       1,119,755
Penn National Gaming, Inc. (a)                          55,800       1,757,700
                                                                 -------------
                                                                     5,131,161
                                                                 -------------
HOUSEHOLD DURABLES (15.9%)
Centex Corp.                                            28,300       1,633,476
V  D.R. Horton, Inc.                                    83,566       2,548,763
Harman International Industries, Inc.                    6,400         502,912
Hovnanian Enterprises, Inc. Class A (a)                 33,900       1,721,103
V  KB HOME                                              38,600       2,200,200
Lennar Corp. Class A                                    29,500       1,518,365
Lennar Corp. Class B                                     3,300         158,103

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
M.D.C. Holdings, Inc.                                   26,408   $   1,726,555
Mohawk Industries, Inc. (a)                             18,900       1,470,609
Ryland Group, Inc. (The)                                24,800       1,522,720
Stanley Works (The)                                     29,700       1,277,991
Toro Co. (The)                                          39,800       1,644,536
                                                                 -------------
                                                                    17,925,333
                                                                 -------------
INSURANCE (1.1%)
LandAmerica Financial Group, Inc.                       25,600       1,269,760
                                                                 -------------

INTERNET SOFTWARE & SERVICES (1.2%)
VeriSign, Inc. (a)                                      49,300       1,304,478
                                                                 -------------

IT SERVICES (1.3%)
Acxiom Corp.                                            50,900         967,100
Affiliated Computer Services, Inc. Class A (a)          11,100         529,137
                                                                 -------------
                                                                     1,496,237
                                                                 -------------
MACHINERY (2.3%)
Oshkosh Truck Corp.                                     21,100       1,585,665
Terex Corp. (a)                                         26,800       1,001,784
                                                                 -------------
                                                                     2,587,449
                                                                 -------------
METALS & MINING (7.5%)
Alpha Natural Resources, Inc. (a)                        7,800         180,570
V  Arch Coal, Inc. (b)                                  49,000       2,172,660
Commercial Metals Co.                                   45,600       1,163,256
Massey Energy Co.                                       50,500       1,823,555
V  Peabody Energy Corp.                                 55,000       2,407,350
Steel Dynamics, Inc.                                    26,300         714,834
                                                                 -------------
                                                                     8,462,225
                                                                 -------------
OIL & GAS (2.3%)
Newfield Exploration Co. (a)                            28,000       1,988,840
Tesoro Corp. (a)                                        14,300         542,542
                                                                 -------------
                                                                     2,531,382
                                                                 -------------
PHARMACEUTICALS (0.8%)
Endo Pharmaceuticals Holdings, Inc. (a)                 43,700         867,445
                                                                 -------------
REAL ESTATE (2.0%)
V  St. Joe Co. (The)                                    31,900       2,219,921
                                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Altera Corp. (a)                                        35,400         733,842
Integrated Circuit Systems, Inc. (a)                    20,100         367,227
Novellus Systems, Inc. (a)                              16,000         374,880


                                                        SHARES           VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Semtech Corp. (a)                                       16,900   $     285,441
Silicon Laboratories, Inc. (a)                          11,900         302,260
                                                                 -------------
                                                                     2,063,650
                                                                 -------------
SOFTWARE (3.8%)
Activision, Inc. (a)                                    82,766       1,196,796
Amdocs Ltd. (a)                                         17,500         467,425
Autodesk, Inc.                                          47,400       1,508,742
FactSet Research Systems, Inc.                          40,200       1,115,952
                                                                 -------------
                                                                     4,288,915
                                                                 -------------
SPECIALTY RETAIL (6.6%)
American Eagle Outfitters, Inc.                         60,600       1,588,932
Chico's FAS, Inc. (a)                                   64,800       1,660,824
Michaels Stores, Inc.                                   47,400       1,573,680
Pacific Sunwear of California, Inc. (a)                 50,900       1,150,849
Sherwin-Williams Co. (The)                              33,600       1,497,552
                                                                 -------------
                                                                     7,471,837
                                                                 -------------
TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Coach, Inc. (a)                                         69,400       1,859,920
                                                                 -------------

THRIFTS & MORTGAGE FINANCE (2.5%)
Fremont General Corp.                                   44,600         967,374
IndyMac Bancorp, Inc.                                   46,900       1,804,712
                                                                 -------------
                                                                     2,772,086
                                                                 -------------
Total Common Stocks
  (Cost $88,965,560)                                               110,836,650
                                                                 -------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (7.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.4%)
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                 $1,575,000       1,574,872
                                                                 -------------
Total Commercial Paper (Cost $1,574,872)                             1,574,872
                                                                 -------------
                                                        SHARES
INVESTMENT COMPANY (0.5%)
AIM Institutional Funds Group (c)                      545,227         545,227
                                                                 -------------
Total Investment Company
  (Cost $545,227)                                                      545,227
                                                                 -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
MASTER NOTE (3.3%)
Banc of America Securities LLC
  3.08%, due 5/2/05 (c)                             $3,700,000   $   3,700,000
                                                                 -------------
Total Master Note
  (Cost $3,700,000)                                                  3,700,000
                                                                 -------------
REPURCHASE AGREEMENTS (2.1%)
Credit Suisse First Boston LLC
  3.0528%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $50,013 (c)
  (Collateralized by Various Bonds
  with a Principal Amount of $52,499 and a Market
  Value of $51,001)                                     50,000          50,000
Dresdner Kleinwort Wasserstein Securities LLC
  3.0672%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $50,013 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $52,654 and a Market Value
  of $52,500)                                           50,000          50,000

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $2,250,578 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,279,615 and a Market
  Value of $2,362,520)                              $2,250,000   $   2,250,000
                                                                 -------------
Total Repurchase Agreements (Cost $2,350,000)                        2,350,000
                                                                 -------------
Total Short-Term Investments (Cost $8,170,149)                       8,170,099
                                                                 -------------
Total Investments (Cost $97,135,659) (d)                 105.9%    119,006,749(e)
Liabilities in Excess of
  Cash and Other Assets                                   (5.9)     (6,607,052)
                                                    ----------   -------------
Net Assets                                               100.0%  $ 112,399,697
                                                    ==========   =============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  The cost for federal income tax purposes is $97,283,112.
(e)  At April 30, 2005 net unrealized appreciation was
     $21,723,637, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,187,070 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,463,433.

 12   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $97,135,659), including
  $6,324,912 market value of securities loaned  $119,006,749
Cash                                                   2,876
Receivables:
  Fund shares sold                                   357,615
  Dividends and interest                               8,394
Other assets                                          43,539
                                                ------------
    Total assets                                 119,419,173
                                                ------------
LIABILITIES:
Securities lending collateral                      6,595,227
Payables:
  Fund shares redeemed                               141,307
  Transfer agent                                     116,819
  Manager                                             67,945
  NYLIFE Distributors                                 56,963
  Custodian                                            2,398
Accrued expenses                                      38,817
                                                ------------
    Total liabilities                              7,019,476
                                                ------------
Net assets                                      $112,399,697
                                                ============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     58,544
  Class B                                             50,326
  Class C                                              6,031
  Class I                                                  2
Additional paid-in capital                        98,480,339
Accumulated net investment loss                     (649,855)
Accumulated net realized loss on investments      (7,416,780)
Net unrealized appreciation on investments        21,871,090
                                                ------------
Net assets                                      $112,399,697
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 58,202,620
                                                ============
Shares of beneficial interest outstanding          5,854,418
                                                ============
Net asset value per share outstanding           $       9.94
Maximum sales charge (5.50% of offering price)          0.58
                                                ------------
Maximum offering price per share outstanding    $      10.52
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 48,396,748
                                                ============
Shares of beneficial interest outstanding          5,032,656
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.62
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  5,798,425
                                                ============
Shares of beneficial interest outstanding            603,071
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.61
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      1,904
                                                ============
Shares of beneficial interest outstanding                191
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.95
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $  260,132
  Income from securities loaned -- net                21,569
  Interest                                            18,638
                                                  ----------
    Total income                                     300,339
                                                  ----------
EXPENSES:
  Manager                                            384,879
  Transfer agent                                     178,587
  Distribution -- Class B                            164,129
  Distribution -- Class C                             16,568
  Service -- Class A                                  68,060
  Service -- Class B                                  54,710
  Service -- Class C                                   5,523
  Professional                                        23,464
  Shareholder communication                           23,198
  Registration                                        22,484
  Recordkeeping                                       18,120
  Custodian                                            9,570
  Trustees                                             3,930
  Pricing service                                      2,536
  Miscellaneous                                        8,532
                                                  ----------
    Total expenses before waiver/reimbursement       984,290
  Fees waived/reimbursed by Manager                  (34,096)
                                                  ----------
    Net expenses                                     950,194
                                                  ----------
Net investment loss                                 (649,855)
                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   3,171,856
Net change in unrealized appreciation on
  investments                                      4,502,595
                                                  ----------
Net realized and unrealized gain on investments    7,674,451
                                                  ----------
Net increase in net assets resulting from
  operations                                      $7,024,596
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes of $501.

 14   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                         2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss             $   (649,855)  $ (1,012,631)
 Net realized gain on
  investments                       3,171,856      4,810,758
 Net change in unrealized
  appreciation on investments       4,502,595      2,792,206
                                 ---------------------------
 Net increase in net assets
  resulting from operations         7,024,596      6,590,333
                                 ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                         12,282,391     17,554,380
   Class B                         13,264,282     16,592,995
   Class C                          2,711,624      1,999,365
   Class I                              2,075             --
                                 ---------------------------
                                   28,260,372     36,146,740
 Cost of shares redeemed:
   Class A                         (4,344,444)   (10,661,357)
   Class B                         (3,341,935)    (4,547,932)
   Class C                           (722,598)      (814,633)
   Class I                                (71)            --
                                 ---------------------------
                                   (8,409,048)   (16,023,922)
    Increase in net assets
     derived from capital share
     transactions                  19,851,324     20,122,818
                                 ---------------------------
    Net increase in net assets     26,875,920     26,713,151

NET ASSETS:
Beginning of period                85,523,777     58,810,626
                                 ---------------------------
End of period                    $112,399,697   $ 85,523,777
                                 ===========================
Accumulated net investment loss
 at end of period                $   (649,855)  $         --
                                 ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               CLASS A
                                ----------------------------------------------------------------------
                                                                 JANUARY 1,
                                SIX MONTHS                          2003
                                  ENDED         YEAR ENDED         THROUGH             YEAR ENDED
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,          DECEMBER 31,
                                  2005*            2004            2003**          2002        2001***
Net asset value at beginning
  of period                      $  9.09          $  8.23          $  5.86        $  8.25      $ 10.00
                                 -------          -------          -------        -------      -------
Net investment loss (a)            (0.05)           (0.09)           (0.07)         (0.09)       (0.09)
Net realized and unrealized
  gain (loss) on investments        0.90             0.95             2.44          (2.30)       (1.66)
                                 -------          -------          -------        -------      -------
Total from investment
  operations                        0.85             0.86             2.37          (2.39)       (1.75)
                                 -------          -------          -------        -------      -------
Net asset value at end of
  period                         $  9.94          $  9.09          $  8.23        $  5.86      $  8.25
                                 =======          =======          =======        =======      =======
Total investment return (b)         9.35%(c)        10.45%           40.44%(c)     (28.97%)     (17.50%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.92%)+         (0.99%)          (1.21%)+       (1.22%)      (1.01%)
    Net expenses                    1.50%+           1.50%            1.50% +        1.50%        1.50%
    Expenses (before
      waiver/reimbursement)         1.57%+           1.69%            1.95% +        1.81%        1.87%
Portfolio turnover rate               18%              52%              42%           188%         127%
Net assets at end of period
  (in 000's)                     $58,203          $46,234          $35,473        $18,523      $22,965

                                                               CLASS C
                                ----------------------------------------------------------------------
                                                                 JANUARY 1,
                                SIX MONTHS                          2003
                                  ENDED         YEAR ENDED         THROUGH             YEAR ENDED
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,          DECEMBER 31,
                                  2005*            2004            2003**          2002        2001***
Net asset value at beginning
  of period                       $ 8.82          $ 8.05           $ 5.77         $  8.18      $ 10.00
                                  ------          ------           ------         -------      -------
Net investment loss (a)            (0.08)          (0.15)           (0.11)          (0.13)       (0.14)
Net realized and unrealized
  gain (loss) on investments        0.87            0.92             2.39           (2.28)       (1.68)
                                  ------          ------           ------         -------      -------
Total from investment
  operations                        0.79            0.77             2.28           (2.41)       (1.82)
                                  ------          ------           ------         -------      -------
Net asset value at end of
  period                          $ 9.61          $ 8.82           $ 8.05         $  5.77      $  8.18
                                  ======          ======           ======         =======      =======
Total investment return (b)         8.96%(c)        9.57%           39.51%(c)      (29.46%)     (18.20%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (1.67%)+        (1.74%)          (1.96%)+        (1.97%)      (1.76%)
    Net expenses                    2.25% +         2.25%            2.25% +         2.25%        2.25%
    Expenses (before
      waiver/reimbursement)         2.32% +         2.44%            2.70% +         2.56%        2.62%
Portfolio turnover rate               18%             52%              42%            188%         127%
Net assets at end of period
  (in 000's)                      $5,798          $3,580           $2,148         $   871      $   258

*     Unaudited.
**    The Fund changed its fiscal year end from December 31 to October 31.
***   The Fund commenced operations on January 2, 2001.
****  First offered on March 29, 2005.
+     Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)   Total return is not annualized.

 16   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                   CLASS B
    ---------------------------------------------------------------------
                                     JANUARY 1,
    SIX MONTHS                          2003
      ENDED         YEAR ENDED         THROUGH            YEAR ENDED
    APRIL 30,       OCTOBER 31,      OCTOBER 31,         DECEMBER 31,
      2005*            2004            2003**          2002       2001***
     $  8.82          $  8.05          $  5.77        $ 8.18      $ 10.00
     -------          -------          -------        ------      -------
       (0.08)           (0.15)           (0.11)        (0.13)       (0.14)
        0.88             0.92             2.39         (2.28)       (1.68)
     -------          -------          -------        ------      -------
        0.80             0.77             2.28         (2.41)       (1.82)
     -------          -------          -------        ------      -------
     $  9.62          $  8.82          $  8.05        $ 5.77      $  8.18
     =======          =======          =======        ======      =======
        9.07%(c)         9.57%           39.51%(c)    (29.46%)     (18.20%)
       (1.67%)+         (1.74%)          (1.96%)+      (1.97%)      (1.76%)
        2.25%+           2.25%            2.25%+        2.25%        2.25%
        2.32%+           2.44%            2.70%+        2.56%        2.62%
          18%              52%              42%          188%         127%
     $48,397          $35,710          $21,189        $7,899      $ 5,299

   CLASS I
-------------
  MARCH 29,
  2005****
   THROUGH
  APRIL 30,
      2005*
     $10.45
     ------
      (0.01)
      (0.49)
     ------
      (0.50)
     ------
     $ 9.95
     ======
      (4.78%)(c)
      (0.57%)+
       1.15% +
       1.22% +
         18%
     $    2

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class I shares commenced on March 29, 2005. Class I shares are not subject to sales charges. Class A shares, Class B shares, Class C shares, and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

 18   MainStay Mid Cap Growth Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distributions plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $500 million and 0.70% on assets over $500 million. The Manager agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent amount for Class I shares. For the six months ended April 30, 2005, the Manager earned from the Fund $384,879, and waived its fees and/or reimbursed expenses in the amount of $34,096.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (Distributor). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $32,671 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,550, $26,920 and $1,247, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $178,587.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Per-

                                                    www.mainstayfunds.com     19
formance Committee each receive an additional $1,000 for each meeting of the Brokerage Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Growth Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class A and Class I with net values of $24,850,099 and $1,904, respectively. This represent 42.7% and 100.0% of Class A and Class I shares net assets and 22.1% and less than one tenth of a percent of the Funds total net assets at period end, respectively.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,976 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $18,120 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $10,441,183 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $ 1,132
               2010                   6,598
               2011                   2,711
       -------------------------------------------
                                    $10,441
       -------------------------------------------

The Fund utilized $4,746,141 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $35,618 and $17,847 respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $6,324,912. The Fund received $6,595,227 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

 20   MainStay Mid Cap Growth Fund

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                           MARCH 29*
                                               SIX MONTHS ENDED             THROUGH
                                               APRIL 30, 2005**         APRIL 30, 2005**
                                          CLASS A   CLASS B   CLASS C       CLASS I
Shares sold                                1,187     1,323      271           --(a)
----------------------------------------------------------------------------------------
Shares redeemed                             (422)     (338)     (74)          --(a)
----------------------------------------------------------------------------------------
Net increase                                 765       985      197           --(a)
----------------------------------------------------------------------------------------

                                      YEAR ENDED
                                   OCTOBER 31, 2004
                              CLASS A   CLASS B   CLASS C
Shares sold                    2,018     1,954      236
---------------------------------------------------------
Shares redeemed               (1,237)     (537)     (97)
---------------------------------------------------------
Net increase                     781     1,417      139
---------------------------------------------------------

*    First offered on March 29, 2005.
**   Unaudited.
(a)  Less than one thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Mid Cap Growth Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Mid Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Mid Cap Growth Fund

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07232         (RECYCLE LOGO)                        MS225-05
                                                                    MSMG10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Money Market Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       8
--------------------------------------------------------------------------------

Financial Statements                                                          11
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------

Trustees and Officers                                                         19
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          22
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        22
--------------------------------------------------------------------------------

MainStay Funds                                                                23

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS A SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SIX     ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR   YEARS   YEARS
---------------------------------------------------------
                             0.83%   1.17%  2.15%   3.57%
7-DAY CURRENT YIELD: 2.16%


CLASS B SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SIX     ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR   YEARS   YEARS
---------------------------------------------------------
                             0.83%   1.17%  2.15%   3.57%
7-DAY CURRENT YIELD: 2.16%


CLASS C SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

                             SIX     ONE    FIVE     TEN
TOTAL RETURNS               MONTHS   YEAR   YEARS   YEARS
---------------------------------------------------------
                             0.83%   1.17%  2.15%   3.57%
7-DAY CURRENT YIELD: 2.16%


                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                    MONTHS   YEAR   YEARS   YEARS

Average Lipper money market fund(2)       0.75%   1.04%  2.00%   3.48%

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. Class A, B, and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and Class C shares includes the historical performance of Class B shares.
1. As of 4/30/05, MainStay Money Market Fund had an effective 7-day yield of 2.19% and a 7-day current yield of 2.16% for Class A, B, and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 1.90% and the current 7-day yield would have been 1.88%. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,008.30            $3.49            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,008.30            $3.49            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,008.30            $3.49            $1,021.50             $3.51
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.70% for Class A and for Class B and for Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     5

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                                 LIABILITIES IN
                                 U.S. GOVERNMENT                                                                 EXCESS OF CASH
                                   AND FEDERAL                             MEDIUM TERM       CERTIFICATES OF        AND OTHER
COMMERCIAL PAPER                    AGENCIES         CORPORATE BONDS          NOTES              DEPOSIT             ASSETS
----------------                 ---------------     ---------------       -----------       ---------------     --------------
45.1                                  40.00               8.00                6.20                0.90                -0.20

See Portfolio of Investments on page 8 for specific holdings within these categories.

 6   MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in high-quality, short-term securities that are denominated in U.S. dollars and mature in 13 months or less. The Fund's portfolio may include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. The Fund may also invest in bank and bank holding company obligations, such as CDs and bankers' acceptances. The Fund may own commercial paper, unsecured loans to corporations, and corporate debt securities. We may sell a security if changes in the economy, the financial situation of the issuer, the condition and outlook of the issuer's industry, or other factors lead us to believe that the security will not contribute to meeting the Fund's investment objective.

WHAT WAS THE ECONOMIC AND INTEREST RATE ENVIRONMENT DURING THE REPORTING PERIOD?

According to preliminary estimates, real gross domestic product increased at a seasonally adjusted annual rate of 3.5% in the first quarter of 2005, after growing 3.8% in the fourth quarter of 2004. The Federal Open Market Committee met four times during the six months ended April 30, 2005, and raised the targeted federal funds rate 25 basis points at each meeting. (A basis point is 1/100th of one percentage point.) These four rate hikes brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. During the six-month reporting period, three-month Treasury bill yields rose from 1.9% to 2.9%, while three-month LIBOR(1) increased from 2.17% to 3.21%.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

Although the Fund performed well relative to its peers for the six months, we initially underestimated the amount by which the targeted federal funds rate would be raised during the reporting period, and our underestimation detracted from the Fund's results.

The Fund's portfolio contained securities issued by the U.S. Treasury and government-sponsored agencies. The Fund also held securities issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. These were first-tier securities, or generally those money-market instruments in the highest-rated category. As of April 30, 2005, the average maturity of the Fund was approximately 52 days.

WHAT DO YOU ANTICIPATE GOING FORWARD?

The statement released after the Federal Open Market Committee's meeting in March was noticeably hawkish, expressing concern about an increase in inflationary pressures. The FOMC also indicated that additional rate hikes would be necessary to ensure that upside and downside risks to economic growth and inflation remained equal. Indeed, shortly after the close of the reporting period, in early May, the FOMC raised the targeted federal funds rate by another 25 basis points to 3%. The statement released after the May 3 meeting sounded even less optimistic about the inflation outlook.

Also in early May, the April employment report was released, indicating stronger numbers for new jobs than the markets were anticipating. As a result, the federal-funds futures market raised the odds of additional rate hikes in August and beyond. Futures prices implied that the Federal Open Market Committee would raise the targeted federal funds rate by 25 basis points in June and August. The futures market also assigned a greater-than-fifty-percent chance that the FOMC would raise rates by an additional 25 basis points in September. Because we are in general agreement with this view, we expect to continue buying securities maturing in August and beyond as long as they appear to offer attractive opportunities.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.2%)+
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.9%)
Unicredito Italiano NY
  2.95%, due 5/31/05 (d)                            $ 5,000,000   $  4,999,956
                                                                  ------------

COMMERCIAL PAPER (45.1%)
Abbey National North America
  2.91%, due 6/7/05                                   5,000,000      4,985,046
  3.05%, due 7/29/05                                  6,000,000      5,954,758
ABN-Amro North America Finance, Inc.
  2.89%, due 6/17/05                                  4,500,000      4,483,021
  2.95%, due 6/30/05                                  6,000,000      5,970,500
  3.05%, due 7/22/05                                  3,000,000      2,979,158
Alliance Finance Corp.
  2.74%, due 6/3/05 (a)                               5,000,000      4,986,571
American General Finance Corp.
  2.90%, due 7/25/05                                  5,500,000      5,462,340
ANZ Delaware, Inc.
  2.93%, due 6/16/05                                  4,150,000      4,134,463
  2.95%, due 6/28/05                                  5,000,000      4,975,954
Barclays U.S. Funding Corp.
  2.73%, due 5/10/05                                  4,050,000      4,047,236
  2.82%, due 5/23/05                                  5,100,000      5,091,211
Dexia Delaware LLC
  2.71%, due 5/16/05                                  5,300,000      5,294,015
  2.80%, due 5/23/05                                  5,000,000      4,991,444
European Investment Bank
  2.42%, due 5/9/05                                   5,925,000      5,921,353
  2.91%, due 7/19/05                                  3,275,000      3,253,439
General Electric Capital Corp.
  3.06%, due 7/28/05                                  5,350,000      5,309,982
  3.07%, due 7/21/05                                  5,700,000      5,660,627
Goldman Sachs Group, Inc.
  2.82%, due 5/12/05                                  5,000,000      4,995,692
HBOS Treasury Services
  2.67%, due 5/3/05                                   5,425,000      5,424,195
  2.75%, due 6/6/05                                   6,400,000      6,382,400
  3.04%, due 7/18/05                                  2,000,000      1,986,827
ING Funding LLC
  2.45%, due 5/2/05                                   4,225,000      4,224,712
  2.52%, due 5/5/05                                   3,825,000      3,823,929
  2.97%, due 6/23/05                                  5,000,000      4,978,138
  3.20%, due 8/29/05                                  2,925,000      2,893,800
KfW International Finance, Inc.
  2.42%, due 5/11/05 (a)                              1,400,000      1,399,059
  2.58%, due 7/15/05 (a)                              5,425,000      5,395,841
  2.82%, due 5/13/05 (a)                              3,775,000      3,771,452
  3.05%, due 7/26/05 (a)                              5,000,000      4,963,569
Lloyds Bank PLC
  2.77%, due 5/3/05                                   5,000,000      4,999,230
  3.01%, due 6/29/05                                  5,000,000      5,000,081

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Merrill Lynch & Co., Inc.
  2.95%, due 5/4/05                                 $ 9,875,000   $  9,872,572
Metlife Funding Inc.
  3.13%, due 5/20/05                                  4,000,000      3,994,216
Morgan Stanley Dean Witter
  3.08%, due 7/18/05                                  5,425,000      5,388,797
Nationwide Building Society
  3.03%, due 7/11/05                                  5,000,000      4,970,121
Nestle Capital Corp.
  2.99%, due 7/12/05                                  6,375,000      6,336,877
  2.99%, due 7/26/05 (a)                              5,000,000      4,964,286
Prudential Funding LLC
  2.85%, due 8/1/05                                   5,825,000      5,782,574
Rabobank USA Financial Corp.
  2.77%, due 5/5/05                                   5,000,000      4,998,461
  3.01%, due 7/12/05                                  4,400,000      4,373,556
  3.02%, due 7/15/05                                  3,100,000      3,080,496
Shell Finance (UK) PLC
  2.82%, due 5/18/05                                  2,875,000      2,871,171
Societe Generale North America
  2.61%, due 6/20/05                                  5,000,000      4,981,875
  3.00%, due 7/21/05                                  5,000,000      4,966,194
  3.12%, due 8/9/05                                   2,625,000      2,602,250
Toyota Motor Credit Corp.
  2.73%, due 5/19/05                                  3,125,000      3,120,734
  2.89%, due 7/22/05                                  5,300,000      5,265,111
  3.05%, due 7/27/05                                  4,400,000      4,367,568
UBS Finance (Delaware) LLC
  2.65%, due 5/6/05                                   5,100,000      5,098,123
  2.88%, due 6/10/05                                  4,650,000      4,635,120
Unicredit Delaware, Inc.
  2.92%, due 6/14/05                                  5,000,000      4,982,155
                                                                  ------------
                                                                   240,392,300
                                                                  ------------
CORPORATE BONDS (8.0%)
Bank of America Corp.
  7.875%, due 5/16/05 (c)                             5,000,000      5,011,616
Bank One Corp.
  6.50%, due 2/1/06 (c)                               5,800,000      5,918,748
Citigroup, Inc.
  3.175%, due 3/20/06 (b)(c)                          4,500,000      4,506,739
Metropolitan Life Ins. Co.
  Series EXL
  3.13%, due 4/28/08 (a)(b)(c)                        6,000,000      6,000,000
Morgan Stanley Dean Witter
  7.75%, due 6/15/05 (c)                              5,500,000      5,537,342
Wal-Mart Stores, Inc.
  2.88%, due 3/16/06 (b)(c)                           5,000,000      4,995,521

+ Percentages indicated are based on Fund net assets.

 8   MainStay Money Market Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Wells Fargo & Co.
  3.03%, due 3/3/06 (b)(c)                          $ 4,500,000   $  4,505,332
  7.25%, due 8/24/05 (c)                              6,000,000      6,079,664
                                                                  ------------
                                                                    42,554,962
                                                                  ------------
MEDIUM TERM NOTES (6.2%)
American Express Credit Corp.
  Series B
  2.95%, due 3/5/08 (b)(c)                            6,000,000      6,000,000
  3.07%, due 9/30/05 (b)(c)                           5,000,000      5,000,808
Bank One Corp.
  Series C
  3.36%, due 7/25/05 (b)(c)                           5,300,000      5,303,095
Household Finance Corp.
  2.18%, due 8/18/05 (b)(c)                           6,000,000      6,002,303
Merrill Lynch & Co., Inc.
  Series B
  3.26%, due 3/7/06 (b)(c)                            4,500,000      4,513,638
Morgan Stanley Dean Witter
  Series C
  3.07%, due 8/15/05 (b)(c)                           6,000,000      6,002,603
                                                                  ------------
                                                                    32,822,447
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (40.0%)
Federal Home Loan Banks
  2.75%, due 5/6/05-6/6/05                            8,175,000      8,161,991
  2.93%, due 6/10/05                                  3,600,000      3,588,280
  3.00%, due 10/5/05 (b)(c)                          10,000,000      9,996,608
Federal Home Loan Banks
  (Discount Notes)
  (zero coupon), due 5/2/05                           6,000,000      5,999,588
  2.41%, due 5/3/05                                   5,500,000      5,499,264
  2.44%, due 5/9/05                                   4,550,000      4,547,533
  2.51%, due 5/24/05                                  5,475,000      5,466,238
  2.60%, due 5/31/05                                  2,750,000      2,744,042
  2.63%, due 6/21/05                                  9,000,000      8,964,201
  2.65%, due 6/28/05                                  7,275,000      7,243,940
  2.70%, due 6/13/05                                  5,525,000      5,507,182
  2.77%, due 6/14/05                                  5,150,000      5,132,564
  2.80%, due 5/17/05                                  5,800,000      5,792,782
  2.82%, due 7/5/05                                   6,075,000      6,044,068
  2.83%, due 6/17/05                                  2,850,000      2,839,470
  2.92%, due 6/15/05                                  4,000,000      3,985,400
  2.93%, due 7/1/05-7/6/05                            8,175,000      8,133,529
  2.95%, due 8/2/05                                   4,000,000      3,969,517
  3.02%, due 8/1/05                                   1,000,000        992,282
  3.06%, due 8/9/05-8/10/05                          11,400,000     11,302,675
  3.07%, due 8/8/05                                   7,475,000      7,415,342

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association (Discount
  Notes)
  2.43%, due 5/4/05                                 $ 5,000,000   $  4,998,967
  2.46%, due 5/25/05                                  5,000,000      4,991,800
  2.54%, due 5/18/05-6/1/05                           8,850,000      8,836,249
  2.64%, due 6/22/05                                  5,750,000      5,728,073
  2.66%, due 6/6/05                                   4,775,000      4,762,299
  2.68%, due 6/29/05                                  6,725,000      6,695,326
  2.70%, due 5/9/05                                   4,700,000      4,697,180
  2.71%, due 6/27/05                                  3,400,000      3,385,411
  2.75%, due 6/16/05                                  4,000,000      3,985,944
  2.83%, due 8/3/05                                   5,000,000      4,963,118
  2.84%, due 6/8/05                                   4,500,000      4,486,534
  2.87%, due 6/2/05-6/3/05                           12,000,000     11,968,908
  2.89%, due 7/13/05                                  4,500,000      4,473,629
  2.90%, due 7/18/05                                  4,500,000      4,471,725
  2.91%, due 6/24/05                                  5,000,000      4,978,175
  3.01%, due 8/5/05                                   4,100,000      4,067,091
  3.02%, due 7/27/05                                  2,500,000      2,481,754
                                                                  ------------
                                                                   213,298,679
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $534,068,344) (e)                       100.2%   534,068,344
Liabilities in Excess of Cash and Other Assets             (0.2)      (973,107)
                                                    -----------   ------------
Net Assets                                                100.0%  $533,095,237
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April
     30, 2005.
(c)  Coupon interest bearing security.
(d) Yankee Bond -- Dollar denominated bonds issued in the United States by foreign banks and corporations.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                       AMORTIZED
                                            COST   PERCENT+
INDUSTRY DIVERSIFICATION
Auto Finance                        $ 12,753,413        2.4%
Banks #                              176,569,558       33.1
Capital Markets                       21,049,275        4.0
Consumer Finance                      11,000,808        2.1
Consumer Loans                         6,002,303        1.1
Diversified Financial Services        15,477,348        2.9
Finance                               31,722,882        6.0
Food & Staples Retailing               4,995,521        0.9
Insurance                              6,000,000        1.1
Special Purpose Finance               35,198,557        6.6
U.S. Government & Federal Agencies   213,298,679       40.0
                                    ------------   --------
                                     534,068,344      100.2
Liabilities in Excess of Cash and
  Other Assets                          (973,107)      (0.2)
                                    ------------   --------
Net Assets                          $533,095,237      100.0%
                                    ============   ========

+    Percentages indicated are based on Fund net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of
     deposit, bankers' acceptances and securities guaranteed
     by banks and bank holding companies.

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (amortized cost $534,068,344)                 $534,068,344
Cash                                                  29,807
Receivables:
  Fund shares sold                                 1,974,995
  Interest                                           707,889
  Investment securities sold                           7,449
Other assets                                          78,908
                                                ------------
    Total assets                                 536,867,392
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                             2,728,512
  Transfer agent                                     711,561
  Manager                                             90,536
  Custodian                                            5,875
  Trustees                                             4,320
Accrued expenses                                     114,844
Dividend payable                                     116,507
                                                ------------
    Total liabilities                              3,772,155
                                                ------------
Net assets                                      $533,095,237
                                                ============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $  2,100,731
  Class B                                          2,978,273
  Class C                                            251,948
Additional paid-in capital                       527,767,240
Accumulated net realized loss on investments          (2,955)
                                                ------------
Net assets                                      $533,095,237
                                                ============
CLASS A
Net assets applicable to outstanding shares     $210,069,898
                                                ============
Shares of beneficial interest outstanding        210,073,114
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
CLASS B
Net assets applicable to outstanding shares     $297,830,170
                                                ============
Shares of beneficial interest outstanding        297,827,346
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 25,195,169
                                                ============
Shares of beneficial interest outstanding         25,194,830
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                        $5,648,435
                                                  ----------
EXPENSES:
  Manager                                          1,144,974
  Transfer agent                                   1,088,921
  Shareholder communication                           61,691
  Registration                                        48,299
  Professional                                        47,599
  Recordkeeping                                       37,012
  Custodian                                           25,741
  Trustees                                            14,514
  Miscellaneous                                       15,575
                                                  ----------
    Total expenses before waiver/reimbursement     2,484,326
  Fees waived/reimbursed by Manager                 (818,947)
                                                  ----------
    Net expenses                                   1,665,379
                                                  ----------
Net investment income                              3,983,056
                                                  ----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (2,955)
                                                  ----------
Net increase in net assets resulting
  from operations                                 $3,980,101
                                                  ==========

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                              2005            2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income               $   3,983,056   $   2,997,216
 Net realized gain (loss) on
  investments                               (2,955)          1,567
                                     -----------------------------
 Net increase in net assets
  resulting from operations              3,980,101       2,998,783
                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (1,556,373)     (1,068,534)
   Class B                              (2,289,578)     (1,761,806)
   Class C                                (137,105)       (166,876)
 From net realized gain on
  investments:
   Class A                                    (606)         (3,186)
   Class B                                    (918)         (6,353)
   Class C                                     (43)           (182)
                                     -----------------------------
 Total dividends and distributions
  to shareholders                       (3,984,623)     (3,006,937)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             148,122,054     363,227,648
   Class B                             117,159,367     247,003,398
   Class C                              25,502,185      69,985,669
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                               1,479,489       1,007,768
   Class B                               2,126,065       1,629,596
   Class C                                 120,449         141,425
                                     -----------------------------
                                       294,509,609     682,995,504
                                     -----------------------------
 Cost of shares redeemed:
   Class A                            (136,839,752)   (340,901,067)
   Class B                            (117,415,931)   (306,879,438)
   Class C                             (31,700,585)    (55,811,227)
                                     -----------------------------
                                      (285,956,268)   (703,591,732)
    Increase (decrease) in net
     assets derived from capital
     share transactions                  8,553,341     (20,596,228)
                                     -----------------------------
    Net increase (decrease) in net
     assets                              8,548,819     (20,604,382)

NET ASSETS:
Beginning of period                  $ 524,546,418   $ 545,150,800
                                     -----------------------------
End of period                        $ 533,095,237   $ 524,546,418
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                           JANUARY 1,
                                SIX MONTHS                    2003                        CLASS A
                                  ENDED      YEAR ENDED      THROUGH     -----------------------------------------
                                APRIL 30,    OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                  2005*         2004         2003**        2002       2001       2000       1999
Net asset value at beginning
  of period                      $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                 --------     --------      --------     --------   --------   --------   --------
Net investment income                0.01         0.01          0.00(b)      0.01       0.04       0.06       0.05
Net realized gain on
  investments                        0.00(b)      0.00(b)         --         0.00(b)       --        --         --
                                 --------     --------      --------     --------   --------   --------   --------
Total from investment
  operations                         0.01         0.01          0.00(b)      0.01       0.04       0.06       0.05
                                 --------     --------      --------     --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income        (0.01)       (0.01)         0.00(b)     (0.01)     (0.04)     (0.06)     (0.05)
  From net realized gain on
    investments                      0.00(b)      0.00(b)         --         0.00(b)       --        --         --
                                 --------     --------      --------     --------   --------   --------   --------
Total dividends and
  distributions                     (0.01)       (0.01)         0.00(b)     (0.01)     (0.04)     (0.06)     (0.05)
                                 --------     --------      --------     --------   --------   --------   --------
Net asset value at end of
  period                         $   1.00     $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                 ========     ========      ========     ========   ========   ========   ========
Total investment return (b)          0.83%        0.54%         0.44%        1.22%      3.72%      5.87%      4.65%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.68%+       0.54%         0.53%+       1.20%      3.59%      5.71%      4.56%
    Net Expenses                     0.70%+       0.70%         0.70%+       0.70%      0.70%      0.70%      0.70%
    Expenses (before
      waiver/reimbursement)          1.04%+       1.02%         1.01%+       0.94%      0.90%      0.89%      0.85%
Net assets at end of period
  (in 000's)                     $210,070     $197,310      $173,978     $221,106   $223,807   $167,720   $189,336

                                                           JANUARY 1,
                                SIX MONTHS                    2003                     CLASS C
                                  ENDED      YEAR ENDED      THROUGH     -----------------------------------
                                APRIL 30,    OCTOBER 31,   OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                  2005*         2004         2003**       2002      2001      2000     1999
Net asset value at beginning
  of period                      $  1.00       $  1.00       $  1.00     $  1.00   $  1.00   $ 1.00   $ 1.00
                                 -------       -------       -------     -------   -------   ------   ------
Net investment income               0.01          0.01          0.00(b)     0.01      0.04     0.06     0.05
Net realized gain on
  investments                       0.00(b)       0.00(b)         --        0.00(b)      --      --       --
                                 -------       -------       -------     -------   -------   ------   ------
Total from investment
  operations                        0.01          0.01          0.00(b)     0.01      0.04     0.06     0.05
                                 -------       -------       -------     -------   -------   ------   ------
Less dividends and
  distributions:
  From net investment income       (0.01)        (0.01)         0.00(b)    (0.01)    (0.04)   (0.06)   (0.05)
  From net realized gain on
    investments                     0.00(b)       0.00(b)         --        0.00(b)      --      --       --
                                 -------       -------       -------     -------   -------   ------   ------
Total dividends and
  distributions                    (0.01)        (0.01)         0.00(b)    (0.01)(b)   (0.04)  (0.06)  (0.05)
                                 -------       -------       -------     -------   -------   ------   ------
Net asset value at end of
  period                         $  1.00       $  1.00       $  1.00     $  1.00   $  1.00   $ 1.00   $ 1.00
                                 =======       =======       =======     =======   =======   ======   ======
Total investment return             0.83%         0.54%         0.44%       1.22%     3.72%    5.87%    4.65%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)      1.68%+        0.54%         0.53%+      1.20%     3.59%    5.71%    4.56%
  Net Expenses                      0.70%+        0.70%         0.70%+      0.70%     0.70%    0.70%    0.70%
  Expenses (before
    waiver/reimbursement)           1.04%+        1.02%         1.01%+      0.94%     0.90%    0.89%    0.85%
Net assets at end of period
  (in 000's)                     $25,195       $31,273       $16,958     $11,207   $16,706   $9,364   $2,154

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                               CLASS B
      ENDED         YEAR ENDED         THROUGH        --------------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                   YEAR ENDED DECEMBER 31,
      2005*            2004            2003**           2002          2001          2000          1999
     $   1.00        $   1.00         $   1.00        $   1.00      $   1.00      $   1.00      $   1.00
     --------        --------         --------        --------      --------      --------      --------
         0.01            0.01             0.00(b)         0.01          0.04          0.06          0.05
         0.00(b)         0.00(b)            --            0.00(b)         --            --            --
     --------        --------         --------        --------      --------      --------      --------
         0.01            0.01             0.00(b)         0.01          0.04          0.06          0.05
     --------        --------         --------        --------      --------      --------      --------
        (0.01)          (0.01)            0.00(b)        (0.01)        (0.04)        (0.06)        (0.05)(b)
         0.00(b)         0.00(b)            --            0.00(b)         --            --            --
     --------        --------         --------        --------      --------      --------      --------
        (0.01)          (0.01)            0.00(b)        (0.01)        (0.04)        (0.06)        (0.05)
     --------        --------         --------        --------      --------      --------      --------
     $   1.00        $   1.00         $   1.00        $   1.00      $   1.00      $   1.00      $   1.00
     ========        ========         ========        ========      ========      ========      ========
         0.83%           0.54%            0.44%           1.22%         3.72%         5.87%         4.65%
         1.68%+          0.54%            0.53%+          1.20%         3.59%         5.71%         4.56%
         0.70%+          0.70%            0.70%+          0.70%         0.70%         0.70%         0.70%
         1.04%+          1.02%            1.01%+          0.94%         0.90%         0.89%         0.85%
     $297,830        $295,963         $354,215        $429,488      $439,927      $408,275      $458,391

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Pursuant to Rule 2a-7 securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the

 16   MainStay Money Market Fund

Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has agreed to voluntarily reimburse the expenses of the Fund so that such expenses do not exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended April 30, 2005 the Manager earned from the Fund $1,144,974 and waived its fees and/or reimbursed expenses in the amount of $818,947.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the six months ended April 30, 2005, in the amount of $327,623.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005 amounted to $1,088,921.

(D) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Money Market Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $9,258 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $37,012 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005 State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

                                                    www.mainstayfunds.com     17

NOTE 5 -- FEDERAL INCOME TAX:

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets represent tax-based distributions of ordinary income. Accumulated realized gains of $9,721 were paid to shareholders as ordinary income during the year.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                   SIX MONTHS ENDED
                                   APRIL 30, 2005*
                               CLASS A    CLASS B   CLASS C
Shares sold                    148,122    117,159    25,502
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  1,480      2,126       121
-----------------------------------------------------------
                               149,602    119,285    25,623
-----------------------------------------------------------
Shares redeemed              (136,840)  (117,416)  (31,701)
-----------------------------------------------------------
Net increase (decrease)         12,762      1,869   (6,078)
-----------------------------------------------------------

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                               CLASS A    CLASS B   CLASS C
Shares sold                    363,227    247,003    69,986
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              1,008      1,630       141
-----------------------------------------------------------
                               364,235    248,633    70,127
-----------------------------------------------------------
Shares redeemed              (340,901)  (306,879)  (55,811)
-----------------------------------------------------------
Net increase (decrease)         23,334   (58,246)    14,316
-----------------------------------------------------------

*    Unaudited.

NOTE 7 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 18   MainStay Money Market Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     19

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 20   MainStay Money Market Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     21

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 22   MainStay Money Market Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     23

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07155         (RECYCLE SYMBOL)       MS225-05                MSMM10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              13
----------------------------------------------------

Notes to Financial Statements                     18
----------------------------------------------------

Trustees and Officers                             22
----------------------------------------------------

Proxy Voting Policies and Procedures              25
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        25
----------------------------------------------------

MainStay Funds                                    26

 2   MainStay Tax Free Bond Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SIX     ONE    FIVE     TEN
TOTAL RETURNS                                            MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------
With sales charges                                       -2.97%   0.68%  4.73%   4.47%
Excluding sales charges                                   1.60    5.42   5.69    4.96

(PERFORMANCE GRAPH)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX           MUNCIPAL BOND INDEX
                                                 ----------------------          ---------------           -------------------
04/30/95                                                 9550.00                    10000.00                    10000.00
                                                        10083.80                    10794.40                    10794.70
                                                        10739.80                    11514.40                    11510.80
                                                        11657.10                    12605.80                    12581.30
                                                        12304.10                    13498.10                    13455.20
                                                        11744.90                    13324.60                    13331.90
                                                        12841.50                    14759.60                    14714.60
                                                        13642.10                    15820.40                    15744.80
                                                        14717.00                    17237.30                    17081.80
                                                        14695.00                    17676.10                    17539.30
04/30/05                                                15492.10                    18916.70                    18734.60

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                          SIX      ONE     FIVE     TEN
TOTAL RETURNS                                            MONTHS    YEAR    YEARS   YEARS
----------------------------------------------------------------------------------------
With sales charges                                       -3.60%    0.16%   5.10%   4.70%
Excluding sales charges                                   1.37     5.16    5.43    4.70

(PERFORMANCE GRAPH)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
04/30/95                                                   10000                       10000                       10000
                                                         10535.7                     10794.4                     10794.7
                                                         11188.5                     11514.4                     11510.8
                                                         12131.8                     12605.8                     12581.3
                                                         12760.3                     13498.1                     13455.2
                                                         12150.3                     13324.6                     13331.9
                                                         13252.6                     14759.6                     14714.6
                                                         14042.9                     15820.4                     15744.8
                                                           15112                     17237.3                     17081.8
                                                           15051                     17676.1                     17539.3
04/30/05                                                   15827                     18916.7                     18734.6

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SIX     ONE    FIVE     TEN
TOTAL RETURNS                                            MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------
With sales charges                                        0.38%   4.16%  5.43%   4.70%
Excluding sales charges                                   1.37    5.16   5.43    4.70

(PERFORMANCE GRAPH)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
04/30/95                                                10000.00                    10000.00                    10000.00
                                                        10535.70                    10794.40                    10794.70
                                                        11188.50                    11514.40                    11510.80
                                                        12131.80                    12605.80                    12581.30
                                                        12760.30                    13498.10                    13455.20
                                                        12150.30                    13324.60                    13331.90
                                                        13252.60                    14759.60                    14714.60
                                                        14042.90                    15820.40                    15744.80
                                                        15112.00                    17237.30                    17081.80
                                                        15051.00                    17676.10                    17539.30
04/30/05                                                15827.00                    18916.70                    18734.60

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.5%. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

                                                          SIX     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR   YEARS   YEARS
--------------------------------------------------------------------------------------
Lehman Brothers(R) Municipal Bond Index(1)                1.93%   6.81%  7.04%   6.48%
Tax Free Bond Composite Index(2)                          1.98    7.02   7.26    6.58
Average Lipper general municipal debt fund(3)             1.59    5.93   6.12    5.48

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a composite.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             11/1/04           4/30/05           PERIOD(1)          4/30/05           PERIOD(1)

CLASS A SHARES                         $1,000.00         $1,016.05            $4.45           $1,020.55            $4.46
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                         $1,000.00         $1,013.80            $5.69           $1,019.30            $5.71
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00         $1,013.80            $5.69           $1,019.30            $5.71
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.89% for Class A and 1.14% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                LIABILITIES IN EXCESS OF CASH AND
MUNICIPAL BONDS                                                CUMULATIVE PREFERRED STOCKS                OTHER ASSETS
---------------                                                ---------------------------      ---------------------------------
97.8                                                                       3.50                               -1.30

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Puerto Rico Public Buildings Authority Revenue
     Guaranteed Gov't Facilities Series I 5.00%, due
     7/1/36
 2.  Metropolitan Transportation Authority New York
     Commuter Facilities Revenue Series A 5.625%, due 7/1/27
 3.  Charter Mac Equity Issuer Trust Series A-1
     7.10%, due 6/30/09
 4.  New Jersey Economic Development Authority
     Revenue Transportation Project Series A 5.875%, due 5/1/14
 5.  North Carolina Municipal Power Agency N1 Catawba
     Electric Revenue Series B 6.50%, due 1/1/20
 6.  Allegheny County Pennsylvania Sanitary Authority
     Sewer Revenue Series A 5.00%, due 12/1/23
 7.  Seattle Washington Municipal Light & Power
     Revenue 6.00%, due 10/1/15
 8.  Los Angeles California Unified School District
     Series D 5.75%, due 7/1/16
 9.  New York, New York Transitional Finance
     Authority Future Tax Secured Subseries C4 2.89%, due 8/1/31
10.  California State Economic Recovery Series C-5
     2.95%, due 7/1/23

 6   MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald and Laurie Walters of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its net assets in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or in short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that we deem to be of comparable quality. In implementing this strategy, we use a combined approach to investing that analyzes economic trends and factors pertinent to particular issuers and securities. We seek to anticipate changes in the general direction of interest rates, the municipal market as a whole, and specific securities held by the Fund. Our analysis is used to determine the Fund's duration strategy, sector weightings, yield-curve positioning, and security selection.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The U.S. economy grew at its historical average pace over the period and corporate profitability remained solid. Consumer-related inflationary pressures were absent, as businesses could not meaningfully increase prices. The Federal Reserve maintained its policy of gradual moves to raise interest rates. During the reporting period, the targeted federal funds rate was increased four times, with a 25 basis point move on each occasion. (A basis point is 1/100th of one percentage point.) This brought the targeted federal funds rate to 2.75% at the end of April 2005.

HOW DID THESE FACTORS AFFECT MUNICIPAL BONDS?

The municipal bond market showed contrasting price action in the early and late portions of the reporting period. From November 2004 through February 2005, municipals traded in a fairly narrow range, which hinted that the bond market and the economy had settled into a comfort zone. Municipals turned more volatile in the final two months of the period. Yields rose in March because of inflationary concerns but then retreated to their prior levels on a "soft patch" of economic data in April.

The municipal yield curve flattened during the six-month reporting period. The longer-end of the yield curve was supported by solid demand from foreign investors and pension funds. Short-term yields were pushed higher as the Federal Reserve tightened monetary policy. During the six-month period, two-year municipal yields rose from 1.9% to 2.7%, five-year municipals advanced from 2.6% to 3.1%, 10-year municipals climbed from 3.4% to 3.6%, and 30-year municipal yields declined from 4.6% to 4.4%.

WHAT EFFECT DID SUPPLY AND DEMAND HAVE ON THE MUNICIPAL BOND MARKET?

Municipal issuance totaled $190 billion during the six months ended April 2005, increasing 12% compared to the same period a year ago. The most important factor driving supply was the increase in advanced refunding because of the flattening of the Treasury yield curve. In contrast, new-money financings were essentially flat. All told, Merrill Lynch estimates that municipal bond issuance will be approximately $400 billion in 2005, surpassing the previous all-time record of $384 billion in 2003.

Demand was fragmented. Institutional accounts found value in municipals versus other asset classes and increased their holdings. Retail investors, on the other hand, were reluctant to add municipal bonds at relatively low absolute yields. As a result, municipals lagged Treasurys. Even so, yields on long-term municipals ended the period at 96% of the yield on long Treasury bonds, which we feel is attractive from a historical perspective.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Fund maintained a short-duration bias throughout much of the reporting period. We felt the Federal Reserve's accommodative policy would eventually spark stronger job growth and lead to higher interest rates. Employment growth continued to stagnate around an average of 190,000 new jobs each month during the reporting period. This was strong enough to keep the Federal Open Market Committee raising the targeted federal funds rate at a measured pace, but it was modest enough to avoid sparking fears that wage growth would lead to increased inflation expectations and higher interest rates.

Our short-duration bias detracted from relative performance when long-term yields declined modestly during the reporting period, despite steady increases in short-term interest rates. The Fund's under-weighted position at the long end of the yield curve hurt results, because long-maturity bonds outperformed their intermediate-maturity counterparts.


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                     www.mainstayfunds.com     7

WHAT POSITIONING DECISIONS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

The Fund's overweighted position in the housing sector enhanced performance. Investors seeking incremental yield gravitated toward areas of the market that offered attractive yields relative to high-grade credit. On the other hand, the Fund's underweighted exposure to tobacco-settlement bonds detracted from results when tobacco-settlement bonds generated strong returns. The Fund's tobacco-sector weighting at the start of the reporting period was 1.0%, which we reduced to 0% in February 2005. Two percent of the Lehman Brothers(R) Municipal Bond Index(1) is made up of tobacco-sector bonds. Relative to high-grade municipals, tobacco spreads have tightened to their narrowest risk premiums in two years. We expect this trend to reverse, since Virginia has announced a $475 million issuance for May 2005. Virginia is the first nonenhanced tobacco issuer to come to market in three years.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund reduced its exposure to hospital bonds from 14.6% to 13.9% (versus a 13.5% weighting in the Lehman Brothers(R) Municipal Bond Index) while the bonds continued to perform well in the relatively low-yield environment. Given the narrow risk premium between hospital credits and high-grade credits, there is little margin for error if hospital profits are squeezed by reductions in federal outlays for Medicare patients or by increased use of hospital services by uninsured patients.

At the end of April 2005, we favored callable premium bonds in the 15-year maturity range, provided the bonds offered attractive yields relative to their risks and could be expected to outperform in a rising rate environment.

ARE STATE BUDGET DEFICITS STILL AN ISSUE FOR THE MUNICIPAL MARKET?

An improving economy has continued to strengthen state finances. According to the Rockefeller Institute of Government, in fiscal-year 2004 state tax revenue was 7.5% higher than it was in the previous fiscal year. This increase was aided by significant tax increases in many states. The Institute estimates that it may take another two or three years of similar growth to fully recover from the 2001 recession. This, in turn, could help to close structural budget deficits, end temporary tax increases, and build up reserves to deal with future budget shortfalls.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES?

Looking ahead, it may be difficult to say whether the U.S. economy is best characterized as a glass half-empty or as a glass half-full. Particular attention will no doubt be paid to payroll and inflation data. Inflationary pressures suggest that the Federal Reserve will continue to raise the targeted federal funds rate to a level it deems closer to neutral. Accordingly, we are maintaining a bearish interest-rate posture, which we express with a portfolio duration that is shorter than the Fund's benchmark.

HOW WILL YOU POSITION THE FUND GOING FORWARD?

Demand from foreign investors and pension funds for longer-duration assets will likely continue to support price levels in the long end of the Treasury and municipal yield curves. Therefore, we will look to expand the Fund's exposure to long maturities, ideally at times when market yields increase in response to stronger-than-expected growth or inflation data. Whatever the economy or markets may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.


1. See footnote on page 4 for more information on the Lehman Brothers(R) Municipal Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (92.6%)+
------------------------------------------------------------------------------
ALABAMA (4.1%)
Huntsville Alabama Health Care Authority Series A
  5.00%, due 6/1/34                                 $ 1,000,000   $  1,043,480
  5.75%, due 6/1/31                                   2,500,000      2,660,425
Jefferson County Alabama Limited Obligation School
  Warrants Series A
  5.25%, due 1/1/14                                   1,345,000      1,479,527
University of Alabama-Birmingham University
  Revenues
  6.00%, due 10/1/16 - 10/1/17                        5,995,000      6,667,519
                                                                  ------------
                                                                    11,850,951
                                                                  ------------
CALIFORNIA (5.5%)
California State Economic Recovery Series A
  5.00%, due 7/1/17                                   2,000,000      2,149,620
California State Various Purposes
  5.25%, due 4/1/34                                   2,040,000      2,167,520
California Statewide Communities Development
  Authority Revenue -- Catholic Healthcare West
  6.50%, due 7/1/20                                   2,000,000      2,220,460
Los Angeles California Unified School District
  Series D
  5.625%, due 7/1/17 (d)                              2,000,000      2,252,260
V    5.75%, due 7/1/16                                6,000,000      7,071,720
                                                                  ------------
                                                                    15,861,580
                                                                  ------------
DELAWARE (0.8%)
Delaware State Economic Development Authority
  Revenue Pollution Control Delmarva Power Series
  C
  4.90%, due 5/1/26 (c)                               2,250,000      2,408,220
                                                                  ------------

FLORIDA (5.9%)
Capital Trust Agency Florida Multi-family Revenue
  Housing Shadow Run Project Series A
  5.15%, due 11/1/30                                  2,190,000      2,317,217
Highlands County Florida Health Facilities
  Authority Revenue Hospital Adventist Health
  Systems D
  5.375%, due 11/15/35                                5,000,000      5,229,750

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLORIDA (CONTINUED)
Meadow Pointe III Community Development District
  of Florida Capital Improvement Revenue Series B
  5.25%, due 11/1/07                                $ 1,435,000   $  1,444,887
Miami-Dade County Florida Solid Waste System
  Revenue
  5.00%, due 10/1/19                                  1,735,000      1,880,861
Oakstead Florida Community Development District
  Capital Improvement Revenue Series B
  5.90%, due 5/1/07                                     815,000        821,952
Orange County Florida Health Facilities Authority
  Revenue Hospital Adventist Health Systems
  5.625%, due 11/15/32                                3,000,000      3,203,490
Tampa Florida Utility Tax & Special Revenue
  Refunding
  6.00%, due 10/1/08                                  1,500,000      1,648,095
Waterchase Community Development District of
  Florida Capital Improvement Revenue Series B
  5.90%, due 5/1/08                                     395,000        398,255
                                                                  ------------
                                                                    16,944,507
                                                                  ------------
ILLINOIS (8.4%)
Chicago Illinois Board of Education
  5.875%, due 12/1/14 (d)                             3,130,000      3,557,840
Chicago Illinois Park District Harbor Facility
  Revenue
  5.50%, due 1/1/09                                   2,085,000      2,267,521
Chicago Illinois Water Revenue
  6.50%, due 11/1/15                                  3,005,000      3,707,689
Illinois Health Facilities Authority Revenue Lake
  Forest Hospital Series A
  5.75%, due 7/1/29                                   2,000,000      2,104,080
Illinois Health Facilities Authority Revenue OSF
  Healthcare System
  6.25%, due 11/1/29                                  4,000,000      4,294,520

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
Illinois State Sales Tax Revenue Second Series
  5.50%, due 6/15/17                                $ 4,000,000   $  4,603,120
State of Illinois First Series
  5.75%, due 6/1/14 (d)                               3,450,000      3,875,695
                                                                  ------------
                                                                    24,410,465
                                                                  ------------
LOUISIANA (1.5%)
State of Louisiana Offshore Terminal Authority,
  Deepwater Port Revenue Series C
  5.25%, due 9/1/16                                   3,970,000      4,233,132
                                                                  ------------

MASSACHUSETTS (1.0%)
Massachusetts Bay Transportation Authority Revenue
  Assessment Series A
  5.75%, due 7/1/18 (d)                               2,290,000      2,579,593
  5.75%, due 7/1/18                                     210,000        232,953
                                                                  ------------
                                                                     2,812,546
                                                                  ------------
MICHIGAN (2.0%)
South Redford Michigan School District
  5.25%, due 9/1/16 (d)                               5,500,000      5,749,535
                                                                  ------------

NEBRASKA (0.3%)
Nebraska Investment Finance Authority, Single
  Family Housing Revenue Series C
  6.30%, due 9/1/28 (d)                                 730,000        743,636
                                                                  ------------

NEVADA (2.7%)
Clark County Nevada Bond Bank
  5.50%, due 7/1/14                                   5,460,000      6,003,434
Clark County Nevada Pollution Control Revenue
  Nevada Power Co. Project Series B
  6.60%, due 6/1/19                                   1,925,000      1,925,462
                                                                  ------------
                                                                     7,928,896
                                                                  ------------
NEW JERSEY (4.6%)
V  New Jersey Economic Development Authority
  Revenue Transportation Project Series A
  5.875%, due 5/1/14 (d)                              8,000,000      8,869,040

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
NEW JERSEY (CONTINUED)
New Jersey State Trust Fund Transportation
  Authority System Series C
  5.50%, due 12/15/17                               $ 3,810,000   $  4,386,415
                                                                  ------------
                                                                    13,255,455
                                                                  ------------
NEW MEXICO (1.0%)
New Mexico Finance Authority State Transportation
  Revenue Series Lien Series A
  5.00%, due 6/15/22                                  2,750,000      2,948,660
                                                                  ------------

NEW YORK (17.5%)
Long Island Power Authority New York Electric
  System Revenue Series A
  5.50%, due 12/1/12 (d)                              2,470,000      2,807,575
V  Metropolitan Transportation Authority New York
  Commuter Facilities Revenue Series A
  5.625%, due 7/1/27 (d)                              9,500,000     10,317,000
Metropolitan Transportation Authority of New York
  Revenue Series A
  5.00%, due 11/15/25                                 1,500,000      1,583,235
Nassau County New York Interim Finance Authority
  Sales Tax Secured Series A
  5.75%, due 11/15/12 (d)                             1,000,000      1,133,480
New York, City General Obligation Series E
  5.875%, due 8/1/13 (d)                              4,700,000      4,953,048
  5.875%, due 8/1/13                                  5,300,000      5,556,255
New York State Dormitory Authority Lease Revenue
  Court Facilities City of New York
  5.75%, due 5/15/30                                  2,000,000      2,217,320
  Series B
  7.50%, due 5/15/11                                  2,870,000      3,305,385
  7.50%, due 5/15/11 (d)                              1,740,000      2,003,961
  Series C
  7.375%, due 5/15/10                                 4,720,000      5,267,614
New York State Environmental Facilities Corp.
  Pollution Control Revenue, State Water Revolving
  Fund Series A
  7.50%, due 6/15/12                                    295,000        323,294
  Series B
  7.50%, due 3/15/11                                     30,000         30,118

 10   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
NEW YORK (CONTINUED)
New York State Thruway Authority Highway & Bridge
  Trust Fund Series B-1
  5.75%, due 4/1/16                                 $ 2,500,000   $  2,799,200
New York University Dormitory Authority Series A
  6.00%, due 7/1/19                                   3,700,000      4,510,152
Service Contract Revenue Local Highway & Bridge
  Series B-1
  5.75%, due 4/1/16 (d)                                 100,000        104,741
Triborough Bridge & Tunnel Authority New York
  Revenues
  5.00%, due 11/15/32                                 3,500,000      3,650,640
                                                                  ------------
                                                                    50,563,018
                                                                  ------------
NORTH CAROLINA (5.4%)
North Carolina Eastern Municipal Power Agency
  Systems Revenue Series A
  5.50%, due 1/1/12 (d)                               2,000,000      2,191,820
  Series D
  6.75%, due 1/1/26                                   2,000,000      2,236,500
North Carolina Housing Finance Agency Home
  Ownership Series 13-A
  4.25%, due 1/1/28 (b)                               3,390,000      3,413,832
V  North Carolina Municipal Power Power Agency N1
  Catawba Electric Revenue Series B
  6.50%, due 1/1/20                                   7,000,000      7,846,020
                                                                  ------------
                                                                    15,688,172
                                                                  ------------
OHIO (2.5%)
Lorain County Ohio Hospital Revenue Catholic
  Healthcare
  5.375%, due 10/1/30                                 2,300,000      2,407,249
Ohio State Building Authority St Facs
  Administration Building Fund Project A
  5.00%, due 4/1/20                                   4,590,000      4,949,856
                                                                  ------------
                                                                     7,357,105
                                                                  ------------
PENNSYLVANIA (6.4%)
V  Allegheny County Pennsylvania Sanitary
  Authority Sewer Revenue Series A
  5.00%, due 12/1/23                                  7,000,000      7,512,890
Allegheny County Port Authority Special Revenue
  Transportation
  6.25%, due 3/1/16 (d)                               3,750,000      4,226,175
  6.375%, due 3/1/15 (d)                              3,120,000      3,530,218

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PENNSYLVANIA (CONTINUED)
Philadelphia Pennsylvania School District Series A
  5.75%, due 2/1/11                                 $ 3,000,000   $  3,376,890
                                                                  ------------
                                                                    18,646,173
                                                                  ------------
PUERTO RICO (5.2%)
Puerto Rico Commonwealth Infrastructure Financing
  Special Authority Series A
  5.50%, due 10/1/17                                  1,500,000      1,674,030
Puerto Rico Electric Power Authority Revenue
  Series HH
  5.25%, due 7/1/29                                   2,750,000      2,963,785
V  Puerto Rico Public Buildings Authority Revenue
  Guaranteed Gov't Facilities Series I
  5.00%, due 7/1/36                                  10,000,000     10,379,400
                                                                  ------------
                                                                    15,017,215
                                                                  ------------
SOUTH CAROLINA (2.6%)
Charleston County South Carolina Public
  Improvement
  6.125%, due 9/1/11                                  2,425,000      2,726,500
South Carolina Jobs Economic Development Authority
  Revenue Bon Secours Health Systems Incorporated
  5.625%, due 11/15/30                                4,500,000      4,734,315
                                                                  ------------
                                                                     7,460,815
                                                                  ------------
TEXAS (9.1%)
Austin Texas Water & Wastewater System Revenue
  5.75%, due 5/15/15                                  2,900,000      3,214,824
Dallas Fort Worth Texas International Airport
  Facilities Improvement Revenue Series A
  6.00%, due 11/1/28 (b)                              4,000,000      4,376,840
El Paso Texas General Obligation 5.875%, due
  8/15/11                                             1,000,000      1,065,870
Harris County Texas Health Facilities Development
  Corp. Hospital -- Memorial Hermann
  Healthcare -- A
  6.375%, due 6/1/29                                  1,500,000      1,656,330
Jefferson County Texas Health Facility Development
  Corporation Texas Baptist Hospitals
  5.20%, due 8/15/21                                  1,100,000      1,158,663

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
TEXAS (CONTINUED)
Leander Texas School District General Obligation
  Bond
  5.375%, due 8/15/19                               $ 1,000,000   $  1,076,370
Saint Luke's Episcopal Hospital
  5.375%, due 2/15/26                                 3,500,000      3,674,825
San Antonio Texas Electric & Gas Series 2000
  5.00%, due 2/1/17 (d)(f)                            5,040,000      5,517,137
Tarrant Regional Water District Texas Water
  Revenue
  5.25%, due 3/1/17                                   2,500,000      2,734,750
Texas State College Student Loan
  5.50%, due 8/1/10 (b)                               1,760,000      1,927,094
                                                                  ------------
                                                                    26,402,703
                                                                  ------------
WASHINGTON (2.5%)
V  Seattle Washington Municipal Light & Power
  Revenue
  6.00%, due 10/1/15 (d)                              6,500,000      7,345,780
                                                                  ------------

WEST VIRGINIA (0.5%)
Kanawha Mercer Nicholas Counties West Virginia
  Single Family Mortgage Revenue (zero coupon),
  due 2/1/15 (d)                                      2,230,000      1,399,883
                                                                  ------------

WISCONSIN (3.1%)
State of Wisconsin Series C
  6.00%, due 5/1/12 (d)                               4,590,000      5,204,830
  Series F
  5.50%, due 5/1/13 (d)                               1,030,000      1,167,598
State of Wisconsin Health & Education Facilities
  Authority Revenue Wheaton Franciscan Services
  5.75%, due 8/15/25                                  2,500,000      2,679,600
                                                                  ------------
                                                                     9,052,028
                                                                  ------------
Total Long-Term Municipal Bonds
  (Cost $248,922,738)                                              268,080,475
                                                                  ------------
CUMULATIVE PREFERRED STOCK (3.5%)
------------------------------------------------------------------------------
V  Charter Mac Equity Issuer Trust Series A-1
  7.10%, due 6/30/09 (a)                              9,000,000     10,042,560
                                                                  ------------
Total Cumulative Preferred Stock
  (Cost $9,017,612)

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (5.2%)
------------------------------------------------------------------------------
CALIFORNIA (2.0%)
V  California State Economic Recovery Series C-5
  2.95%, due 7/1/23 (c)                             $ 6,015,000   $  6,015,000
                                                                  ------------

NEW YORK (2.3%)
V  New York, New York Transitional Finance
  Authority Future Tax Secured Subseries C4
  2.89%, due 8/1/31 (c)                               6,650,000      6,650,000
                                                                  ------------

NORTH CAROLINA (0.9%)
University of North Carolina at Chapel Hill
  Revenue Series A
  2.95%, due 2/15/31 (c)                              2,550,000      2,550,000
                                                                  ------------
Total Short-Term Investments
  (Cost $15,215,000)                                                15,215,000
                                                                  ------------
Total Investments
  (Cost $273,155,350) (e)                                 101.3%   293,338,035(f)
Liabilities in Excess of
  Cash and Other Assets                                    (1.3)    (3,771,208)
                                                    -----------   ------------
Net Assets                                                100.0%  $289,566,827
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Interest on these securities is subject to alternative minimum tax.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding Securities-issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At April 30, 2005, net unrealized appreciation was $20,182,685 based on cost for federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,341,651 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $158,966.

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $273,155,350)                $293,338,035
Cash                                                  94,881
Receivables:
  Interest                                         4,727,778
  Fund shares sold                                    29,974
Other assets                                          29,937
                                                ------------
    Total assets                                 298,220,605
                                                ------------
LIABILITIES:
Payables:
  Payable for securities purchased                 7,326,830
  Fund shares redeemed                               646,657
  NYLIFE Distributors                                111,274
  Manager                                            100,896
  Transfer agent                                      97,355
  Shareholder communications                          25,277
  Custodian                                            2,585
  Trustees                                             2,527
Accrued expenses                                      53,234
Dividends payable                                    287,143
                                                ------------
    Total liabilities                              8,653,778
                                                ------------
Net assets                                      $289,566,827
                                                ============

COMPOSITION NET ASSETS OF:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                       $     39,004
  Class B                                            249,823
  Class C                                              6,508
Additional paid-in capital                       303,552,592
Distributions in excess of net investment
  income                                            (150,878)
Accumulated net realized loss on investments     (34,312,907)
Net unrealized appreciation on investments        20,182,685
                                                ------------
Net assets                                      $289,566,827
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 38,236,994
                                                ============
Shares of beneficial interest outstanding          3,900,395
                                                ============
Net asset value per share outstanding           $       9.80
Maximum sales charge (5.40% of offering price)          0.47
                                                ------------
Maximum offering price per share outstanding           10.27
                                                ============
CLASS B
Net assets applicable to outstanding shares     $244,948,886
                                                ============
Shares of beneficial interest outstanding         24,982,327
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.80
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  6,380,947
                                                ============
Shares of beneficial interest outstanding            650,802
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.80
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 7,103,393
                                                 -----------
EXPENSES:
  Manager                                            883,161
  Service -- Class A                                  47,057
  Service -- Class B                                 313,198
  Service -- Class C                                   7,615
  Distribution -- Class B                            313,198
  Distribution -- Class C                              7,615
  Transfer agent                                     145,395
  Professional                                        36,707
  Shareholder communication                           29,476
  Recordkeeping                                       27,942
  Registration                                        20,904
  Custodian                                           14,893
  Trustees                                             9,582
  Miscellaneous                                       24,497
                                                 -----------
    Total expenses before waiver and
      reimbursement                                1,881,240
                                                 -----------
    Expense waiver and reimbursement from
      Manager                                       (242,973)
                                                 -----------
Net expenses                                       1,638,267
                                                 -----------
Net investment income                              5,465,126
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
  Security transactions                            1,044,316
  Futures transactions                               427,792
                                                 -----------
Net realized gain on investments                   1,472,108
                                                 -----------
Net change in unrealized depreciation on
  investments                                     (2,672,050)
                                                 -----------
Net realized and unrealized loss on investments   (1,199,942)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 4,265,184
                                                 ===========

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                        2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $  5,465,126   $ 11,870,823
 Net realized gain on
  investments                      1,472,108        394,480
 Net change in unrealized
  (depreciation) appreciation
  on investments                  (2,672,050)     2,037,118
                                ---------------------------
 Net increase in net assets
  resulting from operations        4,265,184     14,302,421
                                ---------------------------

Dividends to shareholders:

 From net investment income:
   Class A                          (758,088)    (1,429,015)
   Class B                        (4,700,100)    (9,458,140)
   Class C                          (115,512)      (206,425)
                                ---------------------------
 Total dividends to
  shareholders                    (5,573,700)   (11,093,580)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                         5,028,013      8,876,885
   Class B                         1,697,477      7,514,402
   Class C                           656,280      2,753,234

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                           515,463        876,910
   Class B                         3,183,153      6,318,515
   Class C                            80,083        149,746
                                ---------------------------
                                  11,160,469     26,489,692

 Cost of shares redeemed:
   Class A                        (5,077,123)   (14,876,471)
   Class B                       (20,439,304)   (52,455,683)
   Class C                          (323,089)    (2,821,719)
                                ---------------------------
                                 (25,839,516)   (70,153,873)
                                ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (14,679,047)   (43,664,181)
                                ---------------------------
Net decrease in net assets       (15,987,563)   (40,455,340)

NET ASSETS:
Beginning of period              305,554,390    346,009,730
                                ---------------------------
End of period                   $289,566,827   $305,554,390
                                ===========================
Distributions in excess of net
 investment income at end of
 period                         $   (150,878)  $    (42,304)
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003
                                  ENDED         YEAR ENDED         THROUGH
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                  2005*            2004            2003**
Net asset value at beginning
  of year                        $  9.84          $  9.75          $ 10.02
                                 -------          -------          -------
Net investment income               0.19             0.38             0.30
Net realized and unrealized
  gain (loss) on investments       (0.03)            0.07            (0.25)
                                 -------          -------          -------
Total from investment
  operations                        0.16             0.45             0.05
                                 -------          -------          -------
Less dividends:
  From net realized income         (0.20)           (0.36)           (0.32)
                                 -------          -------          -------
Net asset value at end of year   $  9.80          $  9.84          $  9.75
                                 =======          =======          =======
Total investment return (a)         1.60%(b)         4.71%            0.54%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)      3.93%+           3.88%            3.64%+
  Expenses                          0.89%+           1.02%            1.04%+
  Expenses (before
    waiver/reimbursement)           1.06%+           1.06%              --
Portfolio turnover rate                7%              18%              34%
Net assets at end of period
  (in 000's)                     $38,237          $37,936          $42,712


                                                      CLASS A
                                ----------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                  2002            2001          2000          1999
Net asset value at beginning
  of year                       $  9.62         $  9.68       $  9.08       $ 10.20
                                -------         -------       -------       -------
Net investment income              0.41            0.45          0.47          0.45
Net realized and unrealized
  gain (loss) on investments       0.40           (0.06)         0.60         (1.12)
                                -------         -------       -------       -------
Total from investment
  operations                       0.81            0.39          1.07         (0.67)
                                -------         -------       -------       -------
Less dividends:
  From net realized income        (0.41)          (0.45)        (0.47)        (0.45)
                                -------         -------       -------       -------
Net asset value at end of year  $ 10.02         $  9.62       $  9.68       $  9.08
                                =======         =======       =======       =======
Total investment return (a)        8.61%           4.04%        12.15%        (6.75%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)     4.19%           4.59%         5.05%         4.62%
  Expenses                         1.03%           1.03%         1.03%         1.02%
  Expenses (before
    waiver/reimbursement)            --              --            --            --
Portfolio turnover rate              39%             57%           56%          101%
Net assets at end of period
  (in 000's)                    $46,131         $39,760       $22,495       $13,676

                                                                 JANUARY 1,
                                SIX MONTHS                          2003
                                  ENDED         YEAR ENDED         THROUGH
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                  2005*            2004            2003**
Net asset value at beginning
  of year                         $ 9.85          $ 9.75           $10.02
                                  ------          ------           ------
Net investment income               0.18            0.36             0.28
Net realized and unrealized
  gain (loss) on investments       (0.04)           0.08            (0.25)
                                  ------          ------           ------
Total from investment
  operations                        0.14            0.44             0.03
                                  ------          ------           ------
Less dividends:
  From net investment income       (0.19)          (0.34)           (0.30)
                                  ------          ------           ------
Net asset value at end of year    $ 9.80          $ 9.85           $ 9.75
                                  ======          ======           ======
Total investment return (a)         1.37%(b)        4.55%            0.32%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.68%+          3.63%            3.39%+
    Expenses                        1.14%+          1.27%            1.29%+
    Expenses (before
      waiver/reimbursement)         1.31%+          1.31%              --
Portfolio turnover rate                7%             18%              34%
Net assets at end of period
  (in 000's)                      $6,381          $5,992           $5,840


                                                      CLASS C
                                ----------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                  2002            2001          2000          1999
Net asset value at beginning
  of year                        $ 9.62          $ 9.68        $ 9.09        $10.21
                                 ------          ------        ------        ------
Net investment income              0.39            0.42          0.45          0.43
Net realized and unrealized
  gain (loss) on investments       0.40           (0.06)         0.59         (1.12)
                                 ------          ------        ------        ------
Total from investment
  operations                       0.79            0.36          1.04         (0.69)
                                 ------          ------        ------        ------
Less dividends:
  From net investment income      (0.39)          (0.42)        (0.45)        (0.43)
                                 ------          ------        ------        ------
Net asset value at end of year   $10.02          $ 9.62        $ 9.68        $ 9.09
                                 ======          ======        ======        ======
Total investment return (a)        8.34%           3.79%        11.75%        (6.96%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          3.94%           4.34%         4.80%         4.37%
    Expenses                       1.28%           1.28%         1.28%         1.27%
    Expenses (before
      waiver/reimbursement)          --              --            --            --
Portfolio turnover rate              39%             57%           56%          101%
Net assets at end of period
  (in 000's)                     $7,555          $1,586        $1,130        $  490

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      JANUARY 1,
     SIX MONTHS                          2003                                CLASS B
       ENDED         YEAR ENDED         THROUGH        ----------------------------------------------------
     APRIL 30,       OCTOBER 31,      OCTOBER 31,                    YEAR ENDED DECEMBER 31,
       2005*            2004            2003**           2002            2001          2000          1999
      $   9.85        $   9.75         $  10.02        $   9.62        $   9.68      $   9.09      $  10.21
      --------        --------         --------        --------        --------      --------      --------
          0.18            0.36             0.28            0.39            0.42          0.45          0.43
         (0.04)           0.08            (0.25)           0.40           (0.06)         0.59         (1.12)
      --------        --------         --------        --------        --------      --------      --------
          0.14            0.44             0.03            0.79            0.36          1.04         (0.69)
      --------        --------         --------        --------        --------      --------      --------
         (0.19)          (0.34)           (0.30)          (0.39)          (0.42)        (0.45)        (0.43)
      --------        --------         --------        --------        --------      --------      --------
      $   9.80        $   9.85         $   9.75        $  10.02        $   9.62      $   9.68      $   9.09
      ========        ========         ========        ========        ========      ========      ========
          1.37(b)         4.55%            0.32%(b)        8.34%           3.79%        11.75%        (6.96%)
          3.68%+          3.63%            3.39%+          3.94%           4.34%         4.80%         4.37%
          1.14%+          1.27%            1.29%+          1.28%           1.28%         1.28%         1.27%
          1.31%+          1.31%              --              --              --            --            --
             7%             18%              34%             39%             57%           56%          101%
      $244,949        $261,626         $297,458        $323,349        $314,867      $321,230      $358,417

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise-tax provision is required.

 18   MainStay Tax Free Bond Fund

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and Premiums on securities purchased by the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% on assets in excess of $1 billion. In addition, effective August, 2004, NYLIM voluntarily agreed to waive its management fee by 0.15% to 0.45%. Effective December 1, 2004 NYLIM also agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 0.89%, 1.14% and 1.14% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2005, the Manager earned from the Fund $883,161, and waived its fees and/or reimbursed expenses in the amount of $242,973.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

                                                    www.mainstayfunds.com     19

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $18,892 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $423, $37,238 and $333, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense for the six months ended April 30, 2005 amounted to $145,395.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Tax Free Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional Fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,234 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $27,942 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

The Fund has maintained a year end of December 31 for federal income tax purposes.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $36,085,014 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)

               2007                        $12,037
               2008                         15,453
               2011                          8,117
               2012                            478
       -------------------------------------------
                                           $36,085
       -------------------------------------------

Dividends to shareholders from net investment income, shown in the Statement of Changes in Net Assets, represents tax-based distributions of tax exempt income.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $18,499 and $22,619, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

 20   MainStay Tax Free Bond Fund

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2005*
                                          CLASS A   CLASS B   CLASS C
Shares sold                                  513       173       67
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   53       325        8
---------------------------------------------------------------------
                                             566       498       75
---------------------------------------------------------------------
Shares redeemed                             (519)   (2,086)     (33)
---------------------------------------------------------------------
Net increase (decrease)                       47    (1,588)      42
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C
Shares sold                                  907       763      282
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   89       645       15
---------------------------------------------------------------------
                                             996     1,408      297
---------------------------------------------------------------------
Shares redeemed                           (1,524)   (5,350)    (287)
---------------------------------------------------------------------
Net increase (decrease)                     (528)   (3,942)      10
---------------------------------------------------------------------

* Unaudited.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Tax Free Bond Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Tax Free Bond Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Tax Free Bond Fund

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07198         (RECYCLE SYMBOL)       MS225-05                 MST10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Total Return Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          23
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Trustees and Officers                                                         33
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          36
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        36
--------------------------------------------------------------------------------

MainStay Funds                                                                37

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -3.06%   -1.91%  -4.53%  6.58%
Excluding sales charges   2.58     3.79   -3.44   7.19

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
04/30/95                                       9450.00               10000.00               10000.00               10000.00
                                              11821.90               12253.00               12180.00               13021.20
                                              12865.30               14229.40               14153.00               16294.00
                                              16544.20               18360.70               18262.00               22985.40
                                              19571.50               21829.00               21038.00               28001.30
                                              22542.50               25495.40               22745.00               30837.40
                                              19571.20               21486.00               21939.00               26837.20
                                              17606.60               19484.00               21036.00               23448.50
                                              16060.90               18604.90               20206.00               20328.10
                                              18229.50               21108.50               23180.00               24978.50
04/30/05                                      18921.20               21627.50               24695.00               26561.90

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR    YEARS   YEARS
-------------------------------------------------------
With sales charges       -2.76%   -1.93%  -4.46%  6.47%
Excluding sales charges   2.24     3.07   -4.14   6.47

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
04/30/95                                      10000.00               10000.00               10000.00               10000.00
                                              12438.90               12253.00               12180.00               13021.20
                                              13478.70               14229.40               14153.00               16294.00
                                              17229.40               18360.70               18262.00               22985.40
                                              20226.30               21829.00               21038.00               28001.30
                                              23135.30               25495.40               22745.00               30837.40
                                              19950.60               21486.00               21939.00               26837.20
                                              17809.90               19484.00               21036.00               23448.50
                                              16120.30               18604.90               20206.00               20328.10
                                              18167.40               21108.50               23180.00               24978.50
04/30/05                                      18724.40               21627.50               24695.00               26561.90

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        1.24%   2.07%  -4.14%  6.47%
Excluding sales charges   2.24    3.07   -4.14   6.47

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
04/30/95                                      10000.00               10000.00               10000.00               10000.00
                                              12438.90               12253.00               12180.00               13021.20
                                              13478.70               14229.40               14153.00               16294.00
                                              17229.40               18360.70               18262.00               22985.40
                                              20226.30               21829.00               21038.00               28001.30
                                              23135.30               25495.40               22745.00               30837.40
                                              19950.60               21486.00               21939.00               26837.20
                                              17809.90               19484.00               21036.00               23448.50
                                              16120.30               18604.90               20206.00               20328.10
                                              18167.40               21108.50               23180.00               24978.50
04/30/05                                      18724.40               21627.50               24695.00               26561.90

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (12/19/97) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Total Return Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          2.88%   4.25%  -3.16%  7.56%

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
04/30/95                                      10000.00               10000.00               10000.00               10000.00
                                              12568.70               12253.00               12180.00               13021.20
                                              13753.90               14229.40               14153.00               16294.00
                                              17758.10               18360.70               18262.00               22985.40
                                              21056.40               21829.00               21038.00               28001.30
                                              24333.70               25495.40               22745.00               30837.40
                                              21182.80               21486.00               21939.00               26837.20
                                              19103.00               19484.00               21036.00               23448.50
                                              17473.30               18604.90               20206.00               20328.10
                                              19881.80               21108.50               23180.00               24978.50
04/30/05                                      20726.00               21627.50               24695.00               26561.90

                                                          SIX      ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------------------------------------

Total Return Growth Composite Index(1)                    1.15     2.46%   -3.24%    8.02%
Total Return Core Composite Index(2)                      2.88     6.53     1.66     9.46
S&P 500(R) Index(3)                                       3.28     6.34    -2.94    10.26
Average Lipper balanced fund(4)                           2.54     5.42     1.41     7.87

1. The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index.
2. The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. See footnote 1 for more information about the Lehman Brothers(R) Aggregate Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Total Return Core Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,025.95           $ 6.08            $1,018.95            $ 6.06
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,022.60           $ 9.83            $1,015.20            $ 9.79
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,022.60           $ 9.83            $1,015.20            $ 9.79
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,029.00           $ 6.44            $1,018.60            $ 6.41
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.21% for Class A and 1.96% for Class B and Class C, and 0.86% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay Total Return Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Common Stocks                                                               67.90
U.S. Government & Federal Agencies                                               15.70
Short-Term Investments (collateral from securities lending                       13.40
  is 5.7%)
U.S. Corporate Bonds                                                              7.30
Asset- and Mortgage-Backed Securities                                             2.20
U.S. Treasury Notes and Bonds                                                     1.60
Foreign Corporate Bonds                                                           1.30
Convertible Preferred Stocks                                                      0.80
Foreign Government Bonds                                                          0.50
Yankee Bonds                                                                      0.30
Loan Assignment Participation Bonds                                               0.20
Convertible Bonds                                                                 0.10
Municipal Bond                                                                    0.10
Preferred Stock                                                                   0.10
Liabilities in Excess of Cash and Other Assets                                  -11.50

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association 5.50%, due
     6/16/20 TBA
 2.  Transocean Inc.
 3.  Federal National Mortgage Association 6.00%, due
     6/13/35 TBA
 4.  Citigroup, Inc.
 5.  Pride International, Inc.
 6.  Federal National Mortgage Association 5.50%, due
     6/13/35
 7.  Pfizer, Inc.
 8.  Rowan Cos., Inc.
 9.  Sprint Corp.
10.  Bank of America Corp.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests a minimum of 30% of its assets in U.S. equity securities and a minimum of 30% in U.S. debt securities. In implementing this investment strategy, about half of the equity portion of the Fund's portfolio is invested in growth-oriented stocks and about half in stocks that the Fund believes to be undervalued. In addition to holding investment-grade bonds, the bond portion of the Fund's portfolio may purchase high-yield bonds and other debt securities rated below investment grade that we believe may provide capital appreciation in addition to income. Both the stock and bond portions of the Fund's portfolio may take a flexible approach by investing in a variety of securities, industries, and issues.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Stocks were broadly higher during the six-month period, although investor sentiment shifted over time. Early in the period, investors shrugged off a series of interest-rate hikes by the Federal Open Market Committee and focused on generally positive macroeconomic data, strong growth in corporate profits, and the uneventful passing of the national election. Later in the period, a slowing economy, rising inflation, and surging oil prices caused growing concern, and the equity market surrendered some of its gains.

Specific industries were subject to volatile undercurrents during the reporting period. Energy stocks dominated the market as crude-oil prices topped $58 per barrel before backing off their record levels by the end of April. A pick-up in merger-and-acquisition activity in the energy sector also helped drive share prices higher. Some health care stocks performed well, as investors spotted attractive valuations and improving fundamental trends. Information technology stocks were generally weaker. Incremental data revealed slowing trends in revenue and order growth and mediocre progress in earnings growth. Even so, many technology companies continued to generate impressive levels of free cash flow. This trend helped improve already-solid balance sheets and triggered large share-buyback programs.

WHAT DECISIONS AFFECTED THE PERFORMANCE OF THE EQUITY PORTION OF THE FUND'S PORTFOLIO?

The growth-equity component of the Fund's portfolio showed weaker relative performance because the market favored value over growth among large- and mid-cap issues. The growth-equity component of the Fund's portfolio suffered from weak performance in its consumer discretionary, energy, industrials, and information technology holdings.

Value stocks in the Fund performed somewhat differently. Energy was a strong point, health care added value, and selected stocks in the consumer staples and financials sectors were strong contributors to the Fund's performance.

WHICH STOCKS WERE STRONG PERFORMERS FOR THE FUND DURING THE REPORTING PERIOD?

Among the Fund's growth equities, strong performers included Genentech, D.R. Horton, Caremark Rx, UnitedHealth Group, and WellPoint. Genentech advanced on positive results in a lung-cancer trial involving the company's new cancer drug, Avastin. D.R. Horton rose on robust sales and earnings results in a thriving housing market. Health care services companies Caremark Rx, UnitedHealth Group, and WellPoint each rose on strong sales and earnings results and improved guidance.

Among the Fund's value stocks, offshore drillers Transocean Energy and Pride International were particularly strong, as was exploration and production company Kerr-McGee. We reduced the Fund's positions in Transocean and Kerr-McGee when their shares neared our price targets. Hospital operator HCA advanced when the company reported better-than-anticipated first-quarter 2005 results. Soft-drink and confectionery maker Cadbury Schweppes posted steadily improving results, driven by positive trends in the company's brands and by successful integration of recent acquisitions. Retail pharmacy CVS saw its share price rise, because sales trends remained positive. In the financials sector, effective value-stock selection also helped performance. Prudential Financial, Hartford Financial, and Allstate were all strong.

WHICH STOCKS DETRACTED FROM PERFORMANCE DURING THE REPORTING PERIOD?

Among growth equities, Harman International Industries, Symantec, eBay, IBM, and Qualcomm were

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.

 8   MainStay Total Return Fund
among the Fund's worst-performing holdings. Harman International Industries, a leading manufacturer of audio and video products, declined as competition increased and auto sales slowed. Symantec, an antivirus-software company, fell because of heightened competition and news of an acquisition that might slow Symantec's growth rate. Internet-auction company eBay declined when a recession in Germany and moderating growth in the United States led to lower earnings guidance. IBM suffered when disappointing demand and weak pricing in the company's services business caused investors to lower their earnings expectations. Wireless-communications product provider Qualcomm declined on investor concerns about the potential for a slowdown in WCDMA(1) handset growth.

Among value equities, several information technology stocks were a drag on the Fund's relative performance. Although BMC Software slid on disappointing sales results, we continued to hold this stock for its compelling longer-term prospects. IBM, which was also held in the growth-equity component, disappointed but announced a major restructuring plan to cut costs in affected areas. Computer Sciences detracted from the Fund's performance, but we took advantage of the weakness to add to the Fund's position. In the materials sector, value names Alcoa, Bowater, and Smurfit-Stone Container all detracted from the Fund's performance. We believe that Alcoa offers good value, and the Fund continued to hold the shares. Although mortgage and specialty insurer PMI Group declined during the reporting period, we continue to hold the shares on the belief that macroeconomic, credit-quality, and market-share trends may help the stock going forward.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

In the Fund's growth-equity component, we added Carnival Corporation, the world's largest cruise-line operator, which had a positive impact on the Fund's performance. In December 2004, we initiated a position in homebuilder and mortgage lender Centex Corporation, which appears to be poised for strong top- and bottom-line growth in coming quarters. In February 2005, we added Transocean, an offshore oil drilling contractor that should benefit from increased deepwater drilling. At the end of April 2005, we initiated a position in enterprise storage software company EMC to take advantage of positive trends in margins, new products, and geographic expansion. In December 2004, we added HMO WellPoint to the Fund's portfolio. The company is benefiting from a strong pricing environment and has managed its cost structure well.

WERE THERE ANY SIGNIFICANT EQUITY SALES DURING THE REPORTING PERIOD?

In the Fund's growth-equity component, we eliminated Colgate-Palmolive when heightened competition led to slowing growth. We sold semiconductor-equipment and testing-device company Agilent because of a cyclical decline in the industry and slowing growth at the company. Applied Materials, also in semiconductor equipment, was eliminated because of end-market weakness. We sold the Fund's position in Avaya when the company's restructuring failed to produce growth in its core product. We also sold Cisco Systems, an enterprise networking-equipment manufacturer, when growth of the company's core products slowed.

In the value-equity component of the Fund's portfolio, we reduced exposure to the paper industry, selling the Fund's entire position in Smurfit-Stone Container at levels slightly above the period-end closing price. We reduced the Fund's positions in Cadbury Schweppes and CVS as their shares approached our price targets. In the financials sector, we reduced the Fund's positions in Prudential Financial and Hartford Financial when the stocks neared our price targets.

WHAT IS YOUR OUTLOOK FOR EQUITIES GOING FORWARD?

We believe that the key to a healthy equity market is steady economic growth and continued growth in real wages. First-quarter corporate earnings generally came in ahead of expectations, indicating strong growth in profits, although the pace has slowed since 2004. Preliminary estimates of first-quarter real gross domestic product showed continued growth but at a slower rate than in the fourth quarter of 2004.

The recent slowdown in the economy may help keep inflation in check and could signal that the Federal Reserve is closer to the end of its tightening cycle than many investors anticipate. Perhaps not. Investors will have to weigh these competing views against the backdrop of equity valuations. We believe that in most cases, valuations have become more

1. WCDMA stands for Wide-band Code-Division Multiple Access, an advanced technology that increases transmission rates for certain types of mobile communications.

                                                     www.mainstayfunds.com     9
attractive because of higher earnings levels and lower stock prices.

Any changes in energy prices are inherently difficult to predict, but they may continue to have a big influence on the stock market. A combination of historically low interest rates, moderate economic growth, and strengthening trends in employment and personal income may help to drive stock prices higher by year-end 2005.

WHAT MAJOR FACTORS AFFECTED THE BOND MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The economic backdrop remained relatively benign and worldwide demand for yield was strong. These factors carried 2004's strong momentum into the new year, propelling bond spreads to U.S. Treasurys to tighter levels. A combination of forces explained a persistently strong bid for credit-related product. Default rates declined, equity volatility fell, low interest rates left investors clamoring for yield, and foreign investors gravitated toward corporate issues.

During the reporting period, the U.S. economy grew at about its historical average pace and corporate profitability remained solid. Consumer-related inflationary pressures were absent, because businesses could not meaningfully increase prices. The Federal Reserve maintained its policy of gradually moving to raise interest rates. The Federal Open Market Committee raised the targeted federal funds rate four times during the reporting period, with a 25 basis point move on each occasion. This brought the targeted federal funds rate to 2.75% at the end of April 2005.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

U.S. Treasury yields showed contrasting price action in the early and late portions of the reporting period. From November 2004 through February 2005, Treasurys traded in a fairly narrow range, which hinted that the bond market and the economy had settled into a comfort zone. Treasurys turned more volatile in the final two months of the period. Yields rose in March because of inflationary concerns but then retreated to their prior levels on a "soft patch" of economic data in April.

Looking at the period as a whole, the Treasury yield curve flattened. The longer end of the yield curve was supported by solid demand from foreign investors and pension funds. Short-term yields were pushed higher as the Federal Reserve tightened monetary policy. During the six-month period, two-year Treasury yields rose from 2.56% to 3.65%, five-year Treasurys advanced from 3.29% to 3.90%, 10-year Treasurys climbed from 4.03% to 4.20%, and 30-year Treasury yields declined from 4.79% to 4.52%.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

The bond portion of the Fund's portfolio began the reporting period with a 40% allocation to investment-grade and high-yield credit, which represented a significant overweight relative to the Lehman Brothers(R) Aggregate Bond Index.(2) By March 2005, however, the market appeared to be growing complacent about event risk, and we decided to reduce the Fund's exposure to corporate credits, which helped preserve gains when spreads began to widen.

Among credit-related product, emerging-market debt was the Fund's strongest performer. Emerging-market debt has benefited in recent years from fiscal disci-pline, rating upgrades, global connectivity, and the Internet revolution, all of which have brightened the outlook for emerging-market debt.

HOW WAS THE BOND PORTION OF THE FUND'S PORTFOLIO POSITIONED AT THE END OF APRIL 2005?

At the end of the reporting period, the bond portion of the Fund's portfolio held 5% of its net assets in Treasurys, 15% in agency debentures, 37% in residential mortgage-backed securities issued by government-sponsored and government-related enterprises, 4% in commercial mortgage-backed securities, 4% in asset-backed securities, 23% in investment-grade credit, 10% in high-yield credit, and 2% in money-market instruments.

As of April 30, 2005, the bond portion of the Fund's portfolio was overweighted relative to the Lehman Brothers(R) Aggregate Bond Index(2) in agency debentures, mortgage-backed securities, asset-backed securities, high-yield credit, and money-market instruments. The bond portion of the Fund was heavily underweighted in Treasurys and slightly underweighted in investment-grade credit.

During the reporting period, we sold investment-grade credit (equal to 2% of net assets in the bond portion of the Fund's portfolio) and high-yield credit (4%) as market exuberance pushed credit-related product to very snug valuations. We redeployed the assets in mortgage-backed securities (4%) and agency debentures (2%). We expect to rotate back into credit when better entry points emerge.

2. See footnote 1 on page 5 for more information on the Lehman Brothers(R) Aggregate Bond Index.

 10   MainStay Total Return Fund

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES?

Looking ahead, it may be difficult to say whether the U.S. economy is best characterized as a glass half-empty or as a glass half-full. Particular attention will no doubt be paid to payroll and inflation data.

Economic naysayers typically cite a variety of concerns, including mixed monthly employment data, sluggish capital spending, a record trade deficit, high oil prices, and the inflationary effects of a weak U.S. dollar. Inflationary pressures suggest that the Federal Reserve will continue to raise the targeted federal funds rate to a level it deems closer to neutral. Accordingly, we maintain a bearish interest-rate posture and have expressed it by emphasizing mortgage-backed securities with lower-than-average extension risk. Securities backed by 15-year loans fit this profile. Given our view that the Federal Reserve will raise rates gradually, we believe that interest-rate volatility should remain muted. Such a scenario might benefit the Fund's mortgage-backed securities position, since lower volatility reduces the cost of the securities' prepayment options.

Demand from foreign investors and pension funds for longer-duration assets will likely support price levels in the long-end of the Treasury yield curve. We may expand the Fund's exposure to longer-term Treasurys, perhaps by purchasing longer-maturity agency debentures.

The automotive industry continues to struggle with overcapacity and foreign competition. By the end of the reporting period, Ford and GM were tottering on the brink of downgrades to below-investment-grade or "fallen angel" status. Because of the size and economic importance of the auto industry, such a move could support a flight-to-quality trade. With the market clearly groping to establish new ranges for spreads, we have introduced a more conservative bias in the bond portion of the Fund's portfolio. We have also added a healthy commitment to securitized product to complement the Fund's credit allocation.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (29.3%)+
ASSET-BACKED SECURITIES (1.2%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
  Series A3 Class 2003-A
  1.94%, due 2/25/07                                $   658,176   $    655,472
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                 2,675,000      2,598,070
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                 2,415,000      2,394,014
                                                                  ------------
                                                                     5,647,556
                                                                  ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                 1,600,000      1,696,213
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    910,000        926,417
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                   1,150,678      1,160,753
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.0%) (B)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    277,336        281,350
                                                                  ------------
Total Asset-Backed Securities
  (Cost $9,738,745)                                                  9,712,289
                                                                  ------------

CONVERTIBLE BONDS (0.1%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (0.0%) (B)
Amgen, Inc.
  (zero coupon), due 3/1/32 (a)                         120,000         87,900
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (a)                        300,000        228,375

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                $   160,000   $    165,800
                                                                  ------------
                                                                       394,175
                                                                  ------------
Total Convertible Bonds
  (Cost $474,205)                                                      482,075
                                                                  ------------

CORPORATE BONDS (7.3%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
Sequa Corp. Series B
  8.875%, due 4/1/08                                    635,000        654,050
United Technologies Corp.
  5.40%, due 5/1/35                                     655,000        654,991
                                                                  ------------
                                                                     1,309,041
                                                                  ------------
AIRLINES (0.2%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                   660,000        171,600
  9.75%, due 5/15/21                                    125,000         33,750
  10.00%, due 8/15/08                                    25,000          8,750
  10.375%, due 12/15/22                                 100,000         27,000
Southwest Airlines Co.
  5.25%, due 10/1/14                                  1,190,000      1,175,181
                                                                  ------------
                                                                     1,416,281
                                                                  ------------
AUTO COMPONENTS (0.1%)
Collins & Aikman Products
  12.875%, due 8/24/12 (c)(g)                           290,000         87,000
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08                                   234,000        226,395
  11.00%, due 3/1/11 (c)                                360,000        392,400
                                                                  ------------
                                                                       705,795
                                                                  ------------
AUTOMOBILES (0.2%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13 (g)                             1,170,000      1,194,503
General Motors Corp.
  8.375%, due 7/15/33 (g)                               372,000        283,159
                                                                  ------------
                                                                     1,477,662
                                                                  ------------
CAPITAL MARKETS (0.2%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                  1,080,000      1,071,616
Goldman Sachs Group, Inc. (The)
  5.00%, due 10/1/14                                  1,585,000      1,572,921
  6.345%, due 2/15/34                                    40,000         41,876

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CAPITAL MARKETS (CONTINUED)
Morgan Stanley
  3.625%, due 4/1/08                                $ 1,740,000   $  1,704,874
                                                                  ------------
                                                                     4,391,287
                                                                  ------------
CHEMICALS (0.3%)
Crompton Corp.
  9.875%, due 8/1/12                                    410,000        469,450
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                    285,000        273,600
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   255,000        271,894
  10.50%, due 6/1/13                                    260,000        299,650
Millennium America, Inc.
  7.625%, due 11/15/26                                  580,000        551,000
Terra Capital, Inc.
  12.875%, due 10/15/08                                 390,000        462,150
                                                                  ------------
                                                                     2,327,744
                                                                  ------------
COMMERCIAL BANKS (0.2%)
BankBoston NA
  7.00%, due 9/15/07                                  1,140,000      1,214,480
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Geo Sub Corp.
  11.00%, due 5/15/12                                   265,000        259,700
                                                                  ------------
CONSUMER FINANCE (0.6%)
Ford Motor Credit Co.
  7.00%, due 10/1/13 (g)                              1,160,000      1,043,971
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                    50,000         45,260
  6.75%, due 12/1/14                                    490,000        410,492
  6.875%, due 9/15/11-8/28/12                           895,000        780,240
  8.00%, due 11/1/31                                     45,000         37,865
HSBC Finance Corp.
  4.125%, due 11/16/09                                1,165,000      1,143,361
  4.75%, due 4/15/10                                    760,000        764,321
MBNA Corp.
  6.25%, due 1/17/07                                    555,000        572,386
                                                                  ------------
                                                                     4,797,896
                                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                    240,000        253,200
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                    260,000        271,700
                                                                  ------------
                                                                       524,900
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Canwest Media, Inc.
  8.00%, due 9/15/12 (c)                            $   275,000   $    281,187
Citigroup, Inc.
  5.00%, due 9/15/14                                  1,115,000      1,122,361
FGIC Corp.
  6.00%, due 1/15/34 (c)                              1,180,000      1,270,945
J Paul Getty Trust Series 2003
  5.875%, due 10/1/33                                   755,000        815,503
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                 485,000        518,950
                                                                  ------------
                                                                     4,008,946
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
MCI, Inc.
  6.908%, due 5/1/07                                    401,000        407,015
Qwest Communications International, Inc.
  7.75%, due 2/15/11 (c)                                565,000        531,100
Qwest Corp.
  5.625%, due 11/15/08                                   20,000         19,550
  7.125%, due 11/15/43                                  100,000         83,750
  7.25%, due 9/15/25                                    190,000        171,950
  9.125%, due 3/15/12 (c)                               140,000        148,400
Qwest Services Corp.
  14.00%, due 2/15/10                                   485,000        545,625
SBC Communications, Inc.
  4.125%, due 9/15/09                                   615,000        604,827
                                                                  ------------
                                                                     2,512,217
                                                                  ------------
ELECTRIC UTILITIES (0.4%)
Cedar Brakes II LLC
  9.875%, due 9/1/13 (c)                                457,812        554,186
Kiowa Power Partners LLC
  5.737%, due 3/30/21 (c)                               930,000        933,683
PPL Energy Supply LLC
  5.40%, due 8/15/14                                    535,000        550,572
Southern California Edison Co.
  8.00%, due 2/15/07                                    128,000        136,300
Tenaska Virginia Partners LP
  6.119%, due 3/30/24 (c)                               599,742        631,666
                                                                  ------------
                                                                     2,806,407
                                                                  ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                    970,000      1,070,262
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Pride International, Inc.
  7.375%, due 7/15/14                                   210,000        220,500

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Seitel, Inc.
  11.75%, due 7/15/11                               $     5,000   $      5,575
                                                                  ------------
                                                                       226,075
                                                                  ------------
FOOD & STAPLES RETAILING (0.3%)
CVS Corp.
  5.298%, due 1/11/27 (c)                               653,836        666,723
  5.789%, due 1/10/26 (c)                             1,547,200      1,610,511
Duane Reede, Inc.
  7.51%, due 12/15/10 (c)(f)                            200,000        201,000
                                                                  ------------
                                                                     2,478,234
                                                                  ------------
FOOD PRODUCTS (0.2%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                             1,630,000      1,654,854
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.0%) (B)
Fisher Scientific International, Inc.
  6.75%, due 8/15/14 (c)                                195,000        196,463
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                    125,000        125,000
HCA, Inc.
  8.36%, due 4/15/24                                    210,000        228,793
  8.75%, due 9/1/10                                     335,000        376,985
Medco Health Solutions, Inc. 7.25%, due 8/15/13       1,180,000      1,311,593
                                                                  ------------
                                                                     2,042,371
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
ITT Corp.
  7.375%, due 11/15/15                                  260,000        278,850
                                                                  ------------

HOUSEHOLD PRODUCTS (0.1%)
D.R. Horton, Inc.
  5.625%, due 1/15/16                                   920,000        885,030
                                                                  ------------

INSURANCE (0.3%)
Crum & Forster
  10.375%, due 6/15/13                                  370,000        401,450
Fund American Cos., Inc.
  5.875%, due 5/15/13                                 1,300,000      1,323,496
Phoenix Life Insurance
  7.15%, due 12/15/34 (c)                               385,000        401,032
Provident Companies, Inc.
  7.25%, due 3/15/28                                     95,000         93,438
UnumProvident Corp.
  6.75%, due 12/15/28                                   220,000        206,473
                                                                  ------------
                                                                     2,425,889
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
IT SERVICES (0.0%) (B)
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                $   125,000   $    115,597
                                                                  ------------

MARINE (0.0%) (B)
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14 (c)                                235,000        237,350
                                                                  ------------

MEDIA (0.4%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                  1,145,000      1,084,487
Houghton Mifflin Co.
  7.20%, due 3/15/11                                    365,000        372,300
PanAmSat Corp.
  9.00%, due 8/15/14                                    117,000        121,680
Tele-Communications, Inc.
  10.125%, due 4/15/22                                  375,000        545,352
Time Warner Entertainment Co. LP
  8.375%, due 3/15/23                                    10,000         12,581
  10.15%, due 5/1/12                                    765,000        987,047
Ziff Davis Media, Inc.
  9.15%, due 5/1/12 (c)(f)                               70,000         70,437
                                                                  ------------
                                                                     3,193,884
                                                                  ------------
MULTILINE RETAIL (0.3%)
Kohl's Corp.
  6.00%, due 1/15/33                                  1,690,000      1,767,284
Target Corp.
  8.60%, due 1/15/12                                    675,000        827,605
                                                                  ------------
                                                                     2,594,889
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                                255,000        277,950
AES Eastern Energy LP
  Series 1999-A
  9.00%, due 1/2/17                                     496,137        565,596
  Series 1999-B
  9.67%, due 1/2/29                                      45,000         56,250
Calpine Corp.
  8.50%, due 7/15/10 (c)                                128,000         88,960
PSE&G Power LLC
  6.875%, due 4/15/06                                   890,000        913,541
Tiverton/Rumford Power Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)                                675,495        439,072

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
TXU Corp.
  5.55%, due 11/15/14 (c)                           $   930,000   $    896,474
                                                                  ------------
                                                                     3,237,843
                                                                  ------------
OIL & GAS (0.3%)
El Paso Corp.
  7.75%, due 6/1/13                                     255,000        256,913
Energy Transfer Partners, LP
  5.95%, due 2/1/15 (c)                               1,080,000      1,083,809
Enterprise Products Partners L.P. Series B
  6.65%, due 10/15/34                                   720,000        754,521
Pacific Energy Partners LP
  7.125%, due 6/15/14                                   415,000        432,637
                                                                  ------------
                                                                     2,527,880
                                                                  ------------
PAPER & FOREST PRODUCTS (0.2%)
Bowater, Inc.
  9.00%, due 8/1/09                                     100,000        103,000
Georgia-Pacific Corp.
  8.875%, due 2/1/10-5/15/31                            760,000        866,075
  9.375%, due 2/1/13                                    160,000        178,200
OMX Timber Finance Investments LLC
  5.42%, due 1/29/20 (c)                                350,000        352,692
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                    275,000        286,000
                                                                  ------------
                                                                     1,785,967
                                                                  ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                   963,000      1,011,673
                                                                  ------------
PHARMACEUTICALS (0.1%)
Lilly (Eli) & Co.
  6.77%, due 1/1/36                                     275,000        337,520
                                                                  ------------
REAL ESTATE (0.3%)
American Real Estate Partners LP/American Real
  Estate Financial
  8.125%, due 6/1/12                                    455,000        459,550
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    169,000        188,435
iStar Financial, Inc.
  6.00%, due 12/15/10                                 1,100,000      1,133,255
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                     405,000        390,825
                                                                  ------------
                                                                     2,172,065
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
MagnaChip Semiconductor SA
  6.26%, due 12/12/11 (c)(f)                        $   225,000   $    210,375
  8.00%, due 12/15/14 (c)                               180,000        155,700
                                                                  ------------
                                                                       366,075
                                                                  ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
  4.75%, due 12/1/09 (c)                                445,000        438,696
                                                                  ------------

SPECIAL RETAIL (0.0%) (B)
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                    175,000        157,938
                                                                  ------------

TOBACCO (0.1%)
DIMON, Inc.
  7.75%, due 6/1/13                                     395,000        445,363
  Series B
  9.625%, due 10/15/11                                  110,000        123,640
                                                                  ------------
                                                                       569,003
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
  8.75%, due 3/1/31                                     320,000        436,401
Dobson Cellular Systems
  7.4925%, due 11/1/11 (c)(f)                            80,000         81,600
  8.375%, due 11/1/11 (c)                                80,000         80,800
Triton PCS, Inc.
  8.50%, due 6/1/13                                     225,000        194,625
                                                                  ------------
                                                                       793,426
                                                                  ------------
Total Corporate Bonds
  (Cost $58,460,853)                                                58,550,190
                                                                  ------------
FOREIGN CORPORATE BONDS (1.3%)
------------------------------------------------------------------------------
BEVERAGES (0.1%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                   430,000        439,217
                                                                  ------------

CHEMICALS (0.1%)
Acetex Corp.
  10.875%, due 8/1/09                                   450,000        474,750
Invista S.A.R.L.
  9.25%, due 5/1/12 (c)                                 580,000        618,425
                                                                  ------------
                                                                     1,093,175
                                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Crown Euro Holdings S.A.
  10.875%, due 3/1/13 (g)                               610,000        696,925
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Tengizchevroil LLP
  6.124%, due 11/15/14 (c)                          $   350,000   $    350,875
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telefonos de Mexico, S.A. de C.V.
  4.50%, due 11/19/08                                   750,000        738,665
  4.75%, due 1/27/10 (c)                                450,000        440,464
                                                                  ------------
                                                                     1,179,129
                                                                  ------------
ELECTRIC UTILITIES (0.1%)
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                               625,000        633,472
Tenga Nasianal Berhand
  5.25%, due 5/5/15 (c)                                 295,000        292,271
                                                                  ------------
                                                                       925,743
                                                                  ------------
HOTELS, RESTAURANT & LEISURE (0.1%)
Royal Caribbean Cruises Ld.
  6.875%, due 12/1/13                                   420,000        435,750
                                                                  ------------

INDUSTRIAL CONGLOMERATES (0.0%) (B)
Stena AB
  9.625%, due 12/1/12                                   250,000        270,625
                                                                  ------------

METALS & MINING (0.1%)
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                             1,000,000      1,030,395
                                                                  ------------
OIL & GAS (0.1%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                                625,000        650,000
                                                                  ------------

PAPER & FOREST PRODUCTS (0.0%) (B)
Norske Skog Canada Ltd.
  Series D
  8.625%, due 6/15/11                                    40,000         40,800
Tembec Industries, Inc.
  8.50%, due 2/1/11                                     335,000        256,275
                                                                  ------------
                                                                       297,075
                                                                  ------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                              1,750,000      1,764,177
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Vodafone Group PLC
  3.95%, due 1/30/08                                  1,350,000      1,340,250
                                                                  ------------
Total Foreign Corporate Bonds
  (Cost $10,535,823)                                                10,473,336
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (1.0%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1 4.907%, due 5/11/35      $ 1,195,894   $  1,210,760
Citigroup Commercial Mortgage Trust
  Series 2004-C2 Class A5 4.733%, due 10/15/41        1,110,000      1,099,418
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Class A1 3.625%, due 10/15/29        1,493,469      1,473,006
  Series 2004-C2 Class A2 3.246%, due 3/15/29         1,070,000      1,027,114
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1 3.563%, due 2/12/42       1,345,592      1,327,434
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1 3.02%, due 4/15/38         1,057,661      1,033,617
Wachovia Bank National Association
  Series 2004-C14 Class A1 3.477%, due 8/15/41          535,417        527,136
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $7,811,221)                                                  7,698,485
                                                                  ------------

MUNICIPAL BOND (0.1%)
------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                    660,000        670,250
                                                                  ------------
Total Municipal Bond
  (Cost $60,000)                                                       670,250
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (17.3%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
  3.00%, due 8/1/10 (e)                                 747,526        716,970
  4.348%, due 3/1/35 (e)(f)                           2,210,000      2,200,704

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 8/1/33 (e)                             $ 1,988,220   $  1,974,233
  5.00%, due 6/13/35 TBA (d)                          1,125,000      1,111,641
  5.50%, due 3/1/35                                   1,695,000      1,714,945
                                                                  ------------
                                                                     7,718,493
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.6%)
  4.00%, due 9/2/08                                   3,500,000      3,473,820
  4.625%, due 5/1/13                                  5,715,000      5,656,564
  4.75%, due 1/2/07                                   5,760,000      5,828,757
  5.125%, due 1/2/14                                    810,000        826,086
  5.25%, due 8/1/12                                   2,605,000      2,699,619
  5.50%, due 5/2/06                                   5,945,000      6,046,071
  6.25%, due 2/1/11                                   7,165,000      7,750,373
  6.625%, due 9/15/09                                 3,845,000      4,214,139
                                                                  ------------
                                                                    36,495,429
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 1998-M6 Class AZ
  6.32%, due 8/15/08                                    940,998        989,073
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.0%)
  4.50%, due 4/1/18-11/1/18 (e)                      15,138,161     15,010,676
  5.50%, due 11/1/33-12/1/33 (e)                      4,544,177      4,593,013
V    5.50%, due 6/16/20 TBA (d)                      16,340,000     16,687,225
V    5.50%, due 6/13/35 TBA (d)                      12,930,000     13,022,941
V    6.00%, due 6/13/35 TBA (d)                      15,700,000     16,087,602
  6.50%, due 6/1/31-10/1/31 (e)                       2,522,998      2,628,609
  7.00%, due 2/1/32 (e)                               1,227,994      1,297,848
  7.50%, due 8/1/31 (e)                               2,203,839      2,361,827
                                                                  ------------
                                                                    71,689,741
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
  6.00%, due 4/15/29-8/15/32 (e)                      5,491,482      5,674,279
  7.50%, due 12/15/23-12/15/28 (e)                    2,462,328      2,651,169
                                                                  ------------
                                                                     8,325,448
                                                                  ------------
UNITED STATES TREASURY BONDS (1.1%)
  5.375%, due 2/15/31 (g)                             2,460,000      2,778,455
  6.00%, due 2/15/26 (g)                              4,745,000      5,614,483
  8.75%, due 8/15/20                                      2,000          2,929
                                                                  ------------
                                                                     8,395,867
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UNITED STATES TREASURY NOTES (0.5%)
  4.00%, due 2/15/15 (g)                            $ 3,110,000   $  3,059,584
  4.375%, due 5/15/07                                     1,000          1,014
  4.875%, due 2/15/12                                     5,000          5,253
  5.75%, due 8/15/10 (g)                                720,000        782,382
                                                                  ------------
                                                                     3,848,233
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $136,656,073)                                              137,462,284
                                                                  ------------

FOREIGN GOVERNMENT BONDS (0.5%)
------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (0.5%)
Province of Quebec
  5.00%, due 7/17/09 (g)                              1,720,000      1,767,333
Russian Federation
  5.00%, due 3/31/30                                    960,000      1,020,672
United Mexican States
  8.125%, due 12/30/19                                  995,000      1,165,145
                                                                  ------------
                                                                     3,953,150
                                                                  ------------
GOVERNMENT AGENCIES (0.0%) (B)
Aries Vermogensverwaltungs GmbH (c)
  9.60%, due 10/25/14                                   250,000        317,500
                                                                  ------------
Total Foreign Government Bonds
  (Cost $3,966,333)                                                  4,270,650
                                                                  ------------

LOAN ASSIGNMENT & PARTICIPATION BONDS (0.2%)
------------------------------------------------------------------------------
AUTO COMPONENTS (0.0%) (B)
Goodyear Tire & Rubber Co. (The)
  Libor + 275
  5.89%, due 4/30/10 (f)(k)                             265,000        262,397
                                                                  ------------

REAL ESTATE (0.2%)
LNR Property Corp.
  Term Loan B
  5.81%, due 2/3/08 (f)(k)                              979,970        983,400
                                                                  ------------
Total Loan Assignment & Participation Bonds
  (Cost $1,244,970)                                                  1,245,797
                                                                  ------------

YANKEE BONDS (0.3%) (I)
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
  10.00%, due 11/5/10                                   505,000        563,075
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (0.2%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                               $    25,000   $     20,875
  7.75%, due 4/26/12-7/15/37                            245,000        217,094
  8.30%, due 4/15/26                                     25,000         21,062
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                 1,341,000      1,396,013
                                                                  ------------
                                                                     1,655,044
                                                                  ------------
PAPER & FOREST PRODUCTS (0.0%) (B)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                   115,000         92,575
                                                                  ------------
Total Yankee Bonds
  (Cost $2,310,879)                                                  2,310,694
                                                                  ------------
Total Long-Term Bonds
  (Cost $231,259,102)                                              232,876,050
                                                                  ------------

                                                         SHARES
COMMON STOCKS (67.9%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
L-3 Communications Holdings, Inc.                        68,800      4,882,736
Northrop Grumman Corp.                                   96,900      5,313,996
Raytheon Co.                                             82,300      3,095,303
United Technologies Corp.                                57,900      5,889,588
                                                                  ------------
                                                                    19,181,623
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                              56,900      4,833,655
                                                                  ------------
AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                    86,100      4,048,422
                                                                  ------------
BEVERAGES (0.6%)
Molson Coors Brewing Co. Class B                         23,800      1,469,650
PepsiCo, Inc.                                            56,600      3,149,224
                                                                  ------------
                                                                     4,618,874
                                                                  ------------
BIOTECHNOLOGY (1.6%)
Amgen, Inc. (a)                                          82,200      4,784,862
Genentech, Inc. (a)(g)                                   67,900      4,816,826
Gilead Sciences, Inc. (a)                                96,200      3,569,020
                                                                  ------------
                                                                    13,170,708
                                                                  ------------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.                             61,500      2,749,665
                                                                  ------------
CAPITAL MARKETS (2.2%)
Goldman Sachs Group, Inc. (The)                          39,500      4,218,205
Merrill Lynch & Co., Inc.                                36,800      1,984,624


                                                         SHARES          VALUE
CAPITAL MARKETS (CONTINUED)
Morgan Stanley                                          115,000   $  6,051,300
State Street Corp.                                      109,400      5,057,562
                                                                  ------------
                                                                    17,311,691
                                                                  ------------
CHEMICALS (0.9%)
Air Products & Chemicals, Inc.                           16,500        969,045
Praxair, Inc.                                           132,600      6,209,658
                                                                  ------------
                                                                     7,178,703
                                                                  ------------
COMMERCIAL BANKS (2.5%)
V  Bank of America Corp.                                210,904      9,499,116
PNC Financial Services Group, Inc. (The)                 58,000      3,087,340
U.S. Bancorp                                            109,500      3,055,050
Wachovia Corp.                                           91,400      4,677,852
                                                                  ------------
                                                                    20,319,358
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cendant Corp.                                           177,100      3,526,061
                                                                  ------------

COMMUNICATIONS EQUIPMENT (2.0%)
Lucent Technologies, Inc. (a)(g)                        561,800      1,365,174
Motorola, Inc.                                          347,200      5,326,048
Nokia Corp. ADR (j)                                     407,100      6,505,458
QUALCOMM, Inc.                                           66,900      2,334,141
                                                                  ------------
                                                                    15,530,821
                                                                  ------------
COMPUTERS & PERIPHERALS (2.2%)
Apple Computer, Inc. (a)                                 76,300      2,751,378
Dell, Inc. (a)                                          128,800      4,486,104
EMC Corp. (a)                                            57,500        754,400
Hewlett-Packard Co.                                     116,700      2,388,849
International Business Machines Corp.                    72,100      5,506,998
Research in Motion Ltd. (a)                              18,700      1,204,467
                                                                  ------------
                                                                    17,092,196
                                                                  ------------
CONSUMER FINANCE (1.2%)
American Express Co.                                     87,500      4,611,250
Capital One Financial Corp.                              69,300      4,912,677
                                                                  ------------
                                                                     9,523,927
                                                                  ------------
CONTAINERS & PACKAGING (0.6%)
Owens-Illinois, Inc. (a)                                188,300      4,617,116
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (2.4%)
V  Citigroup, Inc.                                      315,593     14,820,247
JPMorgan Chase & Co.                                    133,544      4,739,477
                                                                  ------------
                                                                    19,559,724
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
x
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
ALLTEL Corp. (g)                                         70,700   $  4,027,072
BellSouth Corp.                                          97,200      2,574,828
SBC Communications, Inc.                                141,500      3,367,700
V  Sprint Corp. (g)                                     429,800      9,567,348
Verizon Communications, Inc. (g)                        143,400      5,133,720
                                                                  ------------
                                                                    24,670,668
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (7.7%)
Baker Hughes, Inc.                                       95,300      4,204,636
BJ Services Co. (g)                                      85,600      4,173,000
ENSCO International, Inc.                               267,200      8,710,720
V  Pride International, Inc. (a)                        609,300     13,587,390
V  Rowan Cos., Inc. (a)                                 363,700      9,648,961
V  Transocean, Inc. (a)                                 357,100     16,558,727
Weatherford International Ltd. (a)                       85,700      4,469,255
                                                                  ------------
                                                                    61,352,689
                                                                  ------------
FOOD & STAPLES RETAILING (1.8%)
CVS Corp.                                                97,700      5,039,366
Kroger Co. (The) (a)                                    264,600      4,172,742
Walgreen Co.                                            117,400      5,055,244
                                                                  ------------
                                                                    14,267,352
                                                                  ------------
FOOD PRODUCTS (1.8%)
Cadbury Schweppes PLC ADR (j)                           131,300      5,337,345
General Mills, Inc.                                     154,500      7,632,300
Kraft Foods, Inc. Class A                                46,800      1,516,788
                                                                  ------------
                                                                    14,486,433
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Boston Scientific Corp. (a)                             130,900      3,872,022
Fisher Scientific International, Inc. (a)                82,500      4,898,850
                                                                  ------------
                                                                     8,770,872
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (4.8%)
Caremark Rx, Inc. (a)                                   153,800      6,159,690
HCA, Inc.                                               136,400      7,616,576
Quest Diagnostics, Inc.                                  49,000      5,184,200
UnitedHealth Group, Inc.                                 94,400      8,921,744
Universal Health Services, Inc. Class B                  57,000      3,234,180
WellPoint, Inc. (a)                                      53,300      6,809,075
                                                                  ------------
                                                                    37,925,465
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Carnival Corp.                                           12,900        630,552
                                                                  ------------
HOUSEHOLD DURABLES (2.3%)
Centex Corp.                                             76,700      4,427,124
D.R. Horton, Inc.                                       184,933      5,640,457


                                                         SHARES          VALUE
HOUSEHOLD DURABLES (CONTINUED)
Harman International Industries, Inc.                    39,700   $  3,119,626
Lennar Corp. (g)                                         99,200      5,105,824
                                                                  ------------
                                                                    18,293,031
                                                                  ------------
HOUSEHOLD PRODUCTS (0.8%)
Kimberly-Clark Corp.                                     97,900      6,113,855
                                                                  ------------

INDUSTRIAL CONGLOMERATES (1.2%)
General Electric Co.                                    151,400      5,480,680
3M Co.                                                   59,800      4,572,906
                                                                  ------------
                                                                    10,053,586
                                                                  ------------
INSURANCE (2.5%)
AFLAC, Inc.                                              63,500      2,581,275
Allstate Corp. (The)                                     91,200      5,121,792
Hartford Financial Services Group, Inc. (The)            58,000      4,197,460
Prudential Financial, Inc.                               56,600      3,234,690
St. Paul Travelers Cos., Inc. (The)                     127,561      4,566,684
                                                                  ------------
                                                                    19,701,901
                                                                  ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a)                                           52,200      1,656,306
                                                                  ------------

IT SERVICES (0.7%)
Accenture Ltd. Class A (a)                              108,000      2,343,600
Computer Sciences Corp. (a)                             117,800      5,121,944
                                                                  ------------
                                                                     7,465,544
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.7%)
Brunswick Corp.                                          64,800      2,721,600
Mattel, Inc.                                            134,200      2,422,310
                                                                  ------------
                                                                     5,143,910
                                                                  ------------
MACHINERY (1.6%)
Danaher Corp.                                           105,100      5,321,213
Illinois Tool Works, Inc.                                61,700      5,171,694
Navistar International Corp. (a)                         79,740      2,354,722
                                                                  ------------
                                                                    12,847,629
                                                                  ------------
MEDIA (1.1%)
Omnicom Group, Inc.                                      52,600      4,360,540
Time Warner, Inc. (a)                                   260,100      4,372,281
                                                                  ------------
                                                                     8,732,821
                                                                  ------------
METALS & MINING (1.2%)
Alcoa, Inc.                                             165,800      4,811,516
Inco Ltd.                                                60,400      2,158,696
Peabody Energy Corp.                                     55,000      2,407,350
                                                                  ------------
                                                                     9,377,562
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MULTILINE RETAIL (1.3%)
Kohl's Corp. (a)                                        100,700   $  4,793,320
Target Corp.                                            107,100      4,970,511
                                                                  ------------
                                                                     9,763,831
                                                                  ------------
OIL & GAS (0.9%)
ConocoPhillips                                           35,700      3,743,145
Kerr-McGee Corp.                                         44,600      3,460,960
                                                                  ------------
                                                                     7,204,105
                                                                  ------------
PAPER & FOREST PRODUCTS (0.4%)
Bowater, Inc.                                            99,000      3,216,510
                                                                  ------------

PHARMACEUTICALS (3.1%)
Bristol-Myers Squibb Co.                                154,300      4,011,800
Johnson & Johnson                                        80,700      5,538,441
V  Pfizer, Inc.                                         427,700     11,620,609
Teva Pharmaceutical Industries Ltd. ADR (j)             118,000      3,686,320
                                                                  ------------
                                                                    24,857,170
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Analog Devices, Inc.                                     62,400      2,128,464
KLA-Tencor Corp. (a)                                    130,300      3,064,656
Maxim Integrated Products, Inc.                          48,400      1,810,160
Texas Instruments, Inc.                                 261,400      6,524,544
                                                                  ------------
                                                                    13,527,824
                                                                  ------------
SOFTWARE (1.7%)
BMC Software, Inc. (a)(g)                               320,500      5,192,100
Microsoft Corp.                                         133,500      3,377,550
Oracle Corp. (a)                                         89,300      1,032,308
Symantec Corp. (a)                                      216,100      4,058,358
                                                                  ------------
                                                                    13,660,316
                                                                  ------------
SPECIALTY RETAIL (3.4%)
Bed Bath & Beyond, Inc. (a)                             134,200      4,993,582
Best Buy Co., Inc.                                       78,700      3,961,758
Gap, Inc. (The)                                         368,700      7,871,745
Lowe's Cos., Inc. (g)                                    96,400      5,023,404
TJX Cos., Inc. (The)                                    206,700      4,681,755
                                                                  ------------
                                                                    26,532,244
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach, Inc. (a)                                         208,800      5,595,840
NIKE, Inc. Class B                                       63,600      4,885,116
                                                                  ------------
                                                                    10,480,956
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.8%)
New York Community Bancorp, Inc.                              1             12
PMI Group, Inc. (The)                                    96,900      3,407,004


                                                         SHARES          VALUE
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Washington Mutual, Inc.                                  73,200   $  3,024,624
                                                                  ------------
                                                                     6,431,640
                                                                  ------------
Total Common Stock (Cost $488,059,291)                             540,427,316
                                                                  ------------

CONVERTIBLE PREFERRED STOCKS (0.8%)
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
QuadraMed Corp. (c)                                      10,700        197,950
                                                                  ------------

PHARMACEUTICALS (0.8%)
Goldman Sach Group, Inc. (The) Series BSKT               60,000      6,449,460
                                                                  ------------
Total Convertible Preferred Stock (Cost
  $6,267,500)                                                        6,647,410
                                                                  ------------

PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------
REAL ESTATE (0.1%)
Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                       300        426,000
                                                                  ------------
Total Preferred Stock
  (Cost $445,000)                                                      426,000
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (13.4%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.3%)
American General Finance Corp.
  2.86%, due 5/4/05                                 $ 2,210,000      2,209,472
General Electric Capital Corp.
  2.90%, due 5/12/05 (e)                              4,000,000      3,996,454
Ing Funding LLC
  2.88%, due 5/18/05 (e)                              2,165,000      2,162,052
Merrill Lynch & Co., Inc.
  2.95%, due 5/4/05                                   1,510,000      1,509,629
Morgan Stanley Dean Witter & Co.
  2.81%, due 5/9/05 (e)                               2,620,000      2,618,360
Rabobank USA Financial Corp.
  2.90%, due 5/3/05                                   4,270,000      4,269,312
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                  15,825,000     15,823,712

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
USAA Capital Corp.
  2.77%, due 5/4/05 (e)                             $ 1,235,000   $  1,234,715
  2.79%, due 5/9/05                                   2,115,000      2,113,688
  2.92%, due 5/13/05 (e)                              5,670,000      5,664,479
                                                                  ------------
Total Commercial Paper
  (Cost $41,601,873)                                                41,601,873
                                                                  ------------
FEDERAL AGENCIES (2.4%)
Freddie Mac Discount Note
  2.75%, due 5/19/05                                  8,070,000      8,058,901
  2.84%, due 5/18/05                                  9,745,000      9,731,927
  2.86%, due 6/1/05                                   1,215,000      1,212,006
                                                                  ------------
Total Federal Agencies
  (Cost $19,002,834)                                                19,002,834
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANIES (0.1%)
AIM Institutional Funds Group (h)                       936,032        936,032
iShares Russell 1000 Value Index Fund                    12,000        776,040
                                                                  ------------
Total Investment Companies
  (Cost $1,707,071)                                                  1,712,072
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (2.9%)
Banc of America Securities LLC
  3.08%, due 5/2/05 (h)                             $22,939,000     22,939,000
                                                                  ------------
Total Master Note
  (Cost $22,939,000)                                                22,939,000
                                                                  ------------
REPURCHASE AGREEMENTS (2.7%)
Credit Suisse First Boston Corp.
  3.0499%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $822,209 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $863,137 and a Market Value
  of $838,514)                                          822,000        822,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Dresdner Kleinwort Wasserstein
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $10,502,686 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $11,057,410 and a Market
  Value of $11,025,095)                             $10,500,000   $ 10,500,000
Lehman Brothers Inc.
  3.0499%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $3,393,863 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $6,864,434 and a Market
  Value of $3,562,596)                                3,393,000      3,393,000
Merrill Lynch Pierce Fenner & Smith
  3.0799%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $2,369,608 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,400,068 and a Market
  Value of $2,487,354)                                2,369,000      2,369,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $4,001,017 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $4,306,270 and a Market
  Value of $4,129,816)                              $ 4,000,000   $  4,000,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $21,084,000)                                                21,084,000
                                                                  ------------
Total Short-Term Investments
  (Cost $106,334,778)                                              106,339,779
                                                                  ------------
Total Investments
  (Cost $832,365,671) (l)                                 111.5%   886,716,555(m)
Liabilities in Excess of
  Cash & Other Assets                                     (11.5)   (91,476,087)
                                                    -----------   ------------
Net Assets                                                100.0%  $795,240,468
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April 30, 2005 is $46,909,409.
(e) Segregated or partially segregated as collateral for TBA.
(f) Floating rate. Rate shown is the rate in effect at April 30, 2005.
(g) Represent securities out on loan or a portion which is out on loan. (See Note 2)
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)  Yankee Bond -- Dollar Denominated bonds issued in
     United States by foreign banks and corporations.
(j)  ADR -- American Depository Receipt
(k)  Restricted security.
(l) The cost for federal income tax purposes is $837,260,995.
(m)  At April 30, 2005, net unrealized appreciation was
     $49,455,560 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $74,139,809 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $24,684,249.

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $832,365,671) including
  $43,388,593 market value of securities
  loaned                                        $886,716,555
  Cash                                                11,429
  Deposit with broker for securities loaned            5,188
Receivables:
  Investment securities sold                       8,080,364
  Dividends and interest                           2,858,514
  Fund shares sold                                   179,996
Other assets                                          62,005
                                                ------------
    Total assets                                 897,914,051
                                                ------------
LIABILITIES:
Securities lending collateral                     44,964,219
Payables:
  Investment securities purchased                 54,821,257
  Transfer agent                                     979,687
  Fund shares redeemed                               797,942
  NYLIFE Distributors                                601,273
  Manager                                            323,006
  Custodian                                            9,144
  Trustees                                             5,330
Accrued expenses                                     171,725
                                                ------------
    Total liabilities                            102,673,583
                                                ------------
Net assets                                      $795,240,468
                                                ============

NET ASSETS CONSIST OF:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     56,642
  Class B                                            382,509
  Class C                                              2,257
  Class I                                                  3
Additional paid-in capital                       733,512,603
Accumulated undistributed net investment
  income                                             764,074
Accumulated net realized gain on investments       6,171,496
Net unrealized appreciation on investments        54,350,884
                                                ------------
Net assets                                      $795,240,468
                                                ============
CLASS A
Net assets applicable to outstanding shares     $101,926,156
                                                ============
Shares of beneficial interest outstanding          5,664,188
                                                ============
Net asset value per share outstanding           $      17.99
Maximum sales charge (5.50% of offering price)          1.05
                                                ------------
Maximum offering price per share outstanding    $      19.04
                                                ============
CLASS B
Net assets applicable to outstanding shares     $689,242,235
                                                ============
Shares of beneficial interest outstanding         38,250,924
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.02
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  4,066,985
                                                ============
Shares of beneficial interest outstanding            225,725
                                                ============
Net asset value and offering per share
  outstanding                                   $      18.02
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      5,092
                                                ============
Shares of beneficial interest outstanding                283
                                                ============
Net asset value and offering per share
  outstanding                                   $      17.96
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,003,953
  Dividends (a)                                    4,343,139
  Income from securities loaned -- net                39,426
                                                 -----------
    Total income                                  10,386,518
                                                 -----------
EXPENSES:
  Distribution -- Class B                          2,757,792
  Distribution -- Class C                             16,142
  Manager                                          2,648,047
  Transfer agent                                   1,470,752
  Service -- Class A                                 137,379
  Service -- Class B                                 919,264
  Service -- Class C                                   5,380
  Shareholder communication                           95,637
  Professional                                        73,392
  Custodian                                           56,414
  Recordkeeping                                       55,701
  Registration                                        28,278
  Trustees                                            24,835
  Miscellaneous                                       38,196
                                                 -----------
    Total expenses before waiver/reimbursement     8,327,209
  Fees waived/reimbursed by Manager                 (413,758)
                                                 -----------
    Net expenses                                   7,913,451
                                                 -----------
Net investment income                              2,473,067
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on investments from:
  Security transactions                           11,046,603
  Foreign currency transactions                        7,477
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                           11,054,080
                                                 -----------
Net change in unrealized appreciation on
  investments:
  Security transactions                            8,132,245
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions               19,186,325
                                                 -----------
Net increase in net assets resulting from
  operations                                     $21,659,392
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $22,905.

 24   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   2,473,067   $   2,730,893
 Net realized gain on investments
  and foreign currency translations     11,054,080      46,152,950
 Net change in unrealized
  appreciation (depreciation) on
  investments                            8,132,245     (16,753,089)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             21,659,392      32,130,754
                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (652,844)     (1,148,966)
   Class B                              (1,565,471)     (1,788,557)
   Class C                                  (9,080)        (10,693)
   Class I                                     (31)            (10)
 From net realized gain on
  investments:
   Class A                              (2,056,474)             --
   Class B                             (13,580,523)             --
   Class C                                 (77,668)             --
   Class I                                     (60)             --
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (17,942,151)     (2,948,226)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               8,782,065      20,764,539
   Class B                              12,761,835      32,973,201
   Class C                                 279,856         586,220
   Class I                                   1,925           3,106
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                               2,532,654       1,078,925
   Class B                              14,811,859       1,741,322
   Class C                                  83,386           9,944
   Class I                                      50               4
                                     -----------------------------
                                        39,253,630      57,157,261
 Cost of shares redeemed:
   Class A                             (25,846,595)    (49,094,585)
   Class B                             (91,136,545)   (138,738,732)
   Class C                                (848,111)     (1,053,024)
   Class I                                     (55)             --
                                     -----------------------------
                                      (117,831,306)   (188,886,341)
    Decrease in net assets derived
     from capital share
     transactions                      (78,577,676)   (131,729,080)
                                     -----------------------------
    Net decrease in net assets         (74,860,435)   (102,546,552)

                                              2005            2004

NET ASSETS:
Beginning of period                  $ 870,100,903   $ 972,647,455
                                     -----------------------------
End of period                        $ 795,240,468   $ 870,100,903
                                     =============================
 Accumulated undistributed net
  investment income at end of
  period                             $     764,074   $     518,433
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                                              JANUARY 1,
                                            SIX MONTHS                           2003
                                             ENDED ON        YEAR ENDED         THROUGH                 CLASS A
                                             APRIL 30,       OCTOBER 31,      OCTOBER 31,      -------------------------
                                               2005*            2004            2003**           2002          2001
Net asset value at beginning of period       $  17.96         $  17.42         $  15.29        $  18.92      $  22.14
                                             --------         --------         --------        --------      --------
Net investment income                            0.12             0.17             0.16 (d)        0.27(d)       0.34 (d)
Net realized and unrealized gain (loss) on
  investments                                    0.35             0.54             2.12           (3.62)        (2.99)(d)
                                             --------         --------         --------        --------      --------
Total from investment operations                 0.47             0.71             2.28           (3.35)        (2.65)
                                             --------         --------         --------        --------      --------
Less distributions:
  From net investment income                    (0.11)           (0.17)           (0.15)          (0.28)        (0.35)
  From net realized gain on investments         (0.33)              --               --              --         (0.22)
                                             --------         --------         --------        --------      --------
Total dividends and distributions               (0.44)           (0.17)           (0.15)          (0.28)        (0.57)
                                             --------         --------         --------        --------      --------
Net asset value at end of period             $  17.99         $  17.96         $  17.42        $  15.29      $  18.92
                                             ========         ========         ========        ========      ========
Total investment return (a)                      2.58%(b)         4.05%           15.02%(b)      (17.75%)       11.92%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.65%+           0.94%            1.21%+          1.57%         1.74%(e)
    Net Expenses                                 1.21%+           1.30%            1.33%+          1.30%         1.18%
    Expenses (before waiver/reimbursement)       1.31%+           1.30%            1.33%+          1.31%         1.21%
Portfolio turnover rate                            40%(c)          103%              67%             96%          120%
Net assets at end of period (in 000's)       $101,926         $115,877         $138,787        $140,298      $221,022


                                                   CLASS A
                                            ----------------------
                                              2000          1999
Net asset value at beginning of period      $  27.23      $  24.96
                                            --------      --------
Net investment income                           0.38          0.34
Net realized and unrealized gain (loss) on
  investments                                  (1.62)         3.69
                                            --------      --------
Total from investment operations               (1.24)         4.03
                                            --------      --------
Less distributions:
  From net investment income                   (0.39)        (0.34)
  From net realized gain on investments        (3.46)        (1.42)
                                            --------      --------
Total dividends and distributions              (3.85)        (1.76)
                                            --------      --------
Net asset value at end of period            $  22.14      $  27.23
                                            ========      ========
Total investment return (a)                    (4.48%)       16.46%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.42%         1.32%
    Net Expenses                                1.13%         1.13%
    Expenses (before waiver/reimbursement)      1.15%         1.16%
Portfolio turnover rate                          123%          125%
Net assets at end of period (in 000's)      $231,649      $203,924

                                                                              JANUARY 1,
                                            SIX MONTHS                           2003
                                             ENDED ON        YEAR ENDED         THROUGH               CLASS C
                                             APRIL 30,       OCTOBER 31,      OCTOBER 31,      ---------------------
                                               2005*            2004            2003**          2002        2001
Net asset value at beginning of period        $17.98           $17.45           $15.32         $18.95      $22.17
                                              ------           ------           ------         ------      ------
Net investment income                           0.05             0.04             0.06 (d)       0.14 (d)    0.20 (d)
Net realized and unrealized gain (loss) on
  investments                                   0.36             0.53             2.13          (3.61)      (3.00)(d)
                                              ------           ------           ------         ------      ------
Total from investment operations                0.41             0.57             2.19          (3.47)      (2.80)
                                              ------           ------           ------         ------      ------
Less distributions:
  From net investment income                   (0.04)           (0.04)           (0.06)         (0.16)      (0.20)
  From net realized gain on investments        (0.33)              --               --             --       (0.22)
                                              ------           ------           ------         ------      ------
Total dividends and distributions              (0.37)           (0.04)           (0.06)         (0.16)      (0.42)
                                              ------           ------           ------         ------      ------
Net asset value at end of period              $18.02           $17.98           $17.45         $15.32      $18.95
                                              ======           ======           ======         ======      ======
Total investment return (a)                     2.24%(b)         3.27%           14.33%(b)     (18.37%)    (12.61%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      (0.10%)+          0.19%            0.46%+         0.82%       0.99%(e)
    Net Expenses                                1.96% +          2.05%            2.08%+         2.05%       1.93%
    Expenses (before waiver/reimbursement)      2.06% +          2.05%            2.08%+         2.06%       1.96%
Portfolio turnover rate                           40%(c)          103%              67%            96%        120%
Net assets at end of period (in 000's)        $4,067           $4,532           $4,845         $4,501      $7,528


                                                 CLASS C
                                            ------------------
                                             2000        1999
Net asset value at beginning of period      $27.23      $24.96
                                            ------      ------
Net investment income                         0.18        0.15
Net realized and unrealized gain (loss) on
  investments                                (1.60)       3.69
                                            ------      ------
Total from investment operations             (1.42)       3.84
                                            ------      ------
Less distributions:
  From net investment income                 (0.18)      (0.15)
  From net realized gain on investments      (3.46)      (1.42)
                                            ------      ------
Total dividends and distributions            (3.64)      (1.57)
                                            ------      ------
Net asset value at end of period            $22.17      $27.23
                                            ======      ======
Total investment return (a)                  (5.10%)     15.60%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                     0.67%       0.57%
    Net Expenses                              1.88%       1.88%
    Expenses (before waiver/reimbursement)    1.90%       1.91%
Portfolio turnover rate                        123%        125%
Net assets at end of period (in 000's)      $9,671      $5,579

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  First offered on January 2, 2004
+    Annualized
(a)  Total Return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover not including mortgage dollar rolls for the six months ending April
     30, 2005 is 22%.
(d)  Per share data based on average shares outstanding during the period.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31. 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.02)       ($0.02)       ($0.02)
Increase net realized and unrealized gains and losses             0.02          0.02          0.02
Decrease ratio of net investment income                          (0.10%)       (0.10%)       (0.10%)

 26   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003
     ENDED ON       YEAR ENDED         THROUGH                                CLASS B
    APRIL 30,       OCTOBER 31,      OCTOBER 31,      --------------------------------------------------------
      2005*            2004            2003**           2002           2001            2000            1999
     $  17.98        $  17.45         $  15.32        $  18.95      $    22.17      $    27.23      $    24.96
     --------        --------         --------        --------      ----------      ----------      ----------
         0.05            0.04             0.06(d)         0.14 (d)        0.20 (d)        0.18            0.15
         0.36            0.53             2.13          (3.61)           (3.00)(d)       (1.60)           3.69
     --------        --------         --------        --------      ----------      ----------      ----------
         0.41            0.57             2.19          (3.47)           (2.80)          (1.42)           3.84
     --------        --------         --------        --------      ----------      ----------      ----------
        (0.04)          (0.04)           (0.06)         (0.16)           (0.20)          (0.18)          (0.15)
        (0.33)             --               --              --           (0.22)          (3.46)          (1.42)
     --------        --------         --------        --------      ----------      ----------      ----------
        (0.37)          (0.04)           (0.06)         (0.16)           (0.42)          (3.64)          (1.57)
     --------        --------         --------        --------      ----------      ----------      ----------
     $  18.02        $  17.98         $  17.45        $  15.32      $    18.95      $    22.17      $    27.23
     ========        ========         ========        ========      ==========      ==========      ==========
         2.24%(b)        3.27%           14.33%(b)      (18.37%)        (12.61%)         (5.10%)         15.60%
        (0.10%)+         0.19%            0.46%+          0.82%           0.99%(e)        0.67%           0.57%
         1.96% +         2.05%            2.08%+          2.05%           1.93%           1.88%           1.88%
         2.06% +         2.05%            2.08%+          2.06%           1.96%           1.90%           1.91%
           40%(c)         103%              67%             96%            120%            123%            125%
     $689,242        $749,689         $829,016        $793,340      $1,143,755      $1,457,366      $1,678,696

     CLASS I          CLASS I
    ----------      -----------
                    JANUARY 2,
    SIX MONTHS        2004***
      ENDED           THROUGH
    APRIL 30,       OCTOBER 31,
      2005*            2004
      $17.92          $17.98
      ------          ------
        0.14            0.15
        0.38           (0.03)
      ------          ------
        0.52            0.12
      ------          ------
       (0.15)          (0.18)
       (0.33)
      ------          ------
       (0.48)          (0.18)
      ------          ------
      $17.96          $17.92
      ======          ======
        2.88%(b)        0.68%(b)
        1.10%+          1.40%+
        0.86% +         0.84%+
        0.96% +         0.84%+
          40%(c)         103%
      $    5          $    3

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares, other than Class I shares, bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and

 28   MainStay Total Return Fund
any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.64% up to $500 million and 0.60% annually on assets in excess of $500 million. Effective December 1, 2004, NYLIM has also agreed to

                                                    www.mainstayfunds.com     29
voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.19%, 1.94% and 1.94% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent reduction in the management fee for Class I. For the six months ended April 30, 2005, the Manager earned from the Fund $2,648,047, and waived its fees and/or reimbursed expenses in the amount of $413,758.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $23,287 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,715, $190,964 and $197, respectively, for the six months ended April 30, 2005.


(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $1,470,752.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Total Return Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class A and Class I with net values of $5,389,835 and $1,030 respectively. This represent 5.3% and 20.2% of Class A and I net assets respectively and 0.7% and less than one tenth of a percent of the Funds total net assets at period and respectively.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $15,110 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $55,701 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodial fees are charged to the Funds based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 30   MainStay Total Return Fund

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2005:

                                                             PRINCIPAL
                                        DATE(S) OF             AMOUNT/                               4/30/05          PERCENT OF
SECURITY                               ACQUISITION              SHARES                COST             VALUE          NET ASSETS
Goodyear Tire & Rubber Co.
  2nd Lien Note
  11.00%, due 3/1/11                       6/24/04          265,000           $    265,000       $  262,398                  0.0%(a)
LNR Property Corp.
  Term Loan B
  5.81%, due 2/3/08                        2/10/05          979,970                979,970          983,400                  0.1%
--------------------------------------------------------------------------------------------------------------------------------
                                                                              $  1,244,970       $1,245,798                  0.1%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one percent.

NOTE 6 -- FEDERAL INCOME TAX:

The difference between the book-basis and tax-basis unrealized appreciation is due to premium amortization adjustments and wash sale deferrals.

The Fund utilized $30,836,200 of capital loss carryforwards for the year ended October 31, 2004.

The tax character of distributions paid for the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, were as follows:

                             2004        2003         2002
Distributions paid
from:
  Ordinary Income      $2,948,226  $4,279,752  $11,509,570
----------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2005, purchases and sales of U.S. Government securities, other than short-term securities, were $197,581 and $194,906, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $131,502 and $204,293, respectively.

NOTE 8 -- PORTFOLIO SECURITIES LOANED:
As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $43,388,593. The Fund received $44,964,219 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 10 -- CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                                     SIX MONTHS ENDED
                                                     APRIL 30, 2005**
                                          CLASS A   CLASS B   CLASS C   CLASS I*

Shares sold                                  477       693       15         --(a)
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                137       801        5         --(a)
--------------------------------------------------------------------------------
                                             614     1,494       20         --(a)
Shares redeemed                            1,404     4,944       46         --(a)
--------------------------------------------------------------------------------
Net increase (decrease)                     (790)   (3,450)     (26)        --(a)
--------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                                     YEAR ENDED
                                  OCTOBER 31, 2004
                       CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold             1,159     1,838       33         --(a)
-------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            60        97        1         --(a)
-------------------------------------------------------------
                        1,219     1,935       34         --(a)
Shares redeemed        (2,732)   (7,740)     (60)        --
-------------------------------------------------------------
Net increase
  (decrease)           (1,513)   (5,805)     (26)        --(a)
-------------------------------------------------------------

*   First offered on January 2, 2004.
**  Unaudited.
(a)  Less than one thousand.

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 32   MainStay Total Return Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     33

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 34   MainStay Total Return Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 36   MainStay Total Return Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     37

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07239         (RECYCLE SYMBOL)       MS225-05                MSTR10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    VALUE FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Trustees and Officers                                                         23
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

MainStay Funds                                                                27

 2   MainStay Value Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.49%   2.12%  2.69%   6.88%
Excluding sales charges   5.31    8.07   3.86    7.48

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/95                                                                     9450                              10000
                                                                           11751                              12989
                                                                           13705                              15920
                                                                           17944                              22636
                                                                           17124                              25824
                                                                           16093                              24823
                                                                           18611                              26418
                                                                           17915                              25386
                                                                           14279                              22083
                                                                           17995                              27882
4/30/05                                                                    19447                              31765

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges       -0.13%   2.21%  2.72%   6.74%
Excluding sales charges   4.87    7.21   3.07    6.74

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/95                                                                    10000                              10000
                                                                           12362                              12989
                                                                           14355                              15920
                                                                           18678                              22636
                                                                           17687                              25824
                                                                           16496                              24823
                                                                           18929                              26418
                                                                           18087                              25386
                                                                           14306                              22083
                                                                           17900                              27882
4/30/05                                                                    19192                              31765

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
With sales charges        3.87%   6.21%  3.07%   6.74%
Excluding sales charges   4.87    7.21   3.07    6.74

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/95                                                                    10000                              10000
                                                                           12362                              12989
                                                                           14355                              15920
                                                                           18678                              22636
                                                                           17687                              25824
                                                                           16496                              24823
                                                                           18929                              26418
                                                                           18087                              25386
                                                                           14306                              22083
                                                                           17900                              27882
4/30/05                                                                    19192                              31765

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          5.37%   8.19%  4.10%   7.79%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/95                                                                   10000.00                           10000.00
                                                                          12488.00                           12989.00
                                                                          14645.00                           15920.00
                                                                          19235.00                           22636.00
                                                                          18391.00                           25824.00
                                                                          17325.00                           24823.00
                                                                          20063.00                           26418.00
                                                                          19367.00                           25386.00
                                                                          15472.00                           22083.00
                                                                          19575.00                           27882.00
4/30/05                                                                   21179.00                           31765.00

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          5.41%   8.29%  4.02%   7.70%

(LINE GRAPH FOR CLASS R1 SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/95                                                                   10000.00                           10000.00
                                                                          12477.00                           12989.00
                                                                          14611.00                           15920.00
                                                                          19182.00                           22636.00
                                                                          18320.00                           25824.00
                                                                          17238.00                           24823.00
                                                                          19943.00                           26418.00
                                                                          19231.00                           25386.00
                                                                          15343.00                           22083.00
                                                                          19386.00                           27882.00
4/30/05                                                                   20993.00                           31765.00

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          5.34%   8.05%  3.78%   7.44%

(LINE GRAPH FOR CLASS R2 SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
4/30/95                                                                   10000.00                           10000.00
                                                                          12442.00                           12989.00
                                                                          14537.00                           15920.00
                                                                          19034.00                           22636.00
                                                                          18144.00                           25824.00
                                                                          17025.00                           24823.00
                                                                          19655.00                           26418.00
                                                                          18905.00                           25386.00
                                                                          15055.00                           22083.00
                                                                          18967.00                           27882.00
4/30/05                                                                   20494.00                           31765.00

                                            SIX      ONE    FIVE     TEN
BENCHMARK PERFORMANCE                      MONTHS   YEAR    YEARS   YEARS

Russell 1000(R) Value Index(1)              6.72%   13.92%  5.06%   12.25%
Average Lipper large-cap value fund(2)      4.63     8.49   2.76     9.74

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           11/01/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,053.35           $ 6.26            $1,018.85             $6.16
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,049.10           $10.06            $1,015.10             $9.89
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,049.10           $10.06            $1,015.10             $9.89
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,054.00           $ 4.38            $1,020.70             $4.31
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,054.30           $ 4.89            $1,020.20             $4.81
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,053.75           $ 6.16            $1,018.95             $6.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.23% for Class A, 1.98% for Class B and Class C, 0.86% for Class I, 0.96% for Class R1, and 1.21% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     5

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                           SHORT-TERM
                                           INVESTMENTS
                                        (COLLATERAL FROM                                                    LIABILITIES IN EXCESS
                                      SECURITIES LENDING IS       CONVERTIBLE            PURCHASE PUT         OF CASH AND OTHER
COMMON STOCKS                                11.6%)             PREFERRED STOCKS           OPTIONS                 ASSETS
-------------                         ---------------------     ----------------         ------------       ---------------------
92.8                                          16.20                   2.90                   0.20                  -12.10

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pfizer, Inc.
 2.  Citigroup, Inc.
 3.  Bank of America Corp.
 4.  Sprint Corp.
 5.  Transocean, Inc.
 6.  ExxonMobil Corp.
 7.  Rowan Cos., Inc.
 8.  Nokia Corp.
 9.  Kimberly-Clark Corp.
10.  General Mills, Inc.

 6   MainStay Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in equity securities and is not managed primarily to produce current income. In implementing this strategy, the Fund normally invests in common stocks that we believe to be "undervalued," or selling below their value when purchased. The stocks in which the Fund invests typically pay dividends, but the Fund may invest in non-dividend-paying stocks if they meet the "undervalued" criteria. Normally, the Fund invests in stocks that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and the company's book value, the estimated value of the company's assets, the company's growth rates, and its future earnings. We may sell stocks if we no longer believe they will contribute to meeting the investment objective of the Fund.

During the reporting period, all of the assets and liabilities of MainStay Research Value Fund were transferred to MainStay Value Fund in exchange for shares of MainStay Value Fund.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Stocks were broadly higher during the six-month period, although investor sentiment shifted over time. Early in the period, investors shrugged off a series of interest-rate hikes by the Federal Open Market Committee and focused on generally positive macroeconomic data, strong growth in corporate profits, and the uneventful passing of the national election. Later in the period, a slowing economy, rising inflation, and surging oil prices caused growing concern, and the equity market surrendered some of its gains.

Specific industries were subject to volatile undercurrents during the reporting period. Energy stocks dominated the market as crude-oil prices topped $58 per barrel before backing off their record levels by the end of April. A pick-up in merger-and-acquisition activity in the energy sector also helped drive share prices higher. Some health care stocks performed well when investors spotted attractive valuations and improving fundamental trends. Information technology stocks were generally weaker, because incremental data showed slowing trends in revenue and order growth and mediocre progress in earnings growth. Still, many technology companies continued to generate impressive levels of free cash flow. This trend helped improve already-solid balance sheets and triggered large share-buyback programs.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Persistently high crude-oil prices benefited several of the energy companies in which the Fund invests, particularly offshore drillers Transocean Energy (+32%)(1) and Pride International (+21%) and exploration and production company Kerr-McGee (+33%). We reduced the Fund's positions in Transocean and Kerr-McGee when the companies' shares neared our price targets.

In the health care sector, hospital operator HCA (+53%) advanced when the company reported better-than-anticipated first-quarter 2005 results. We believe that trends related to bad-debt expense and hospital admissions are improving.

In the consumer staples sector, soft-drink and confectionery maker Cadbury Schweppes (+23%) posted steadily improving results, driven by positive trends in the company's brands and by successful integration of recent acquisitions. Retail pharmacy CVS (+19%) saw its share price rise, because sales trends remained positive. We reduced the Fund's positions in both Cadbury Schweppes and CVS as the companies approached our price targets.

HOW DID THE FUND'S FINANCIAL STOCKS FARE DURING THE REPORTING PERIOD?

Effective stock selection in the financials sector helped performance. Investors rewarded good earnings growth and attractive valuations, and many of the Fund's insurance-related holdings posted positive results. Among the strong performers were Prudential Financial (+25%), Hartford Financial (+25%), and Allstate (+18%). We reduced the Fund's positions in Prudential and Hartford when the shares were near our price targets. Mortgage and specialty insurer PMI Group (-9%) detracted from the Fund's performance. We continued to hold the PMI shares on the belief that macroeconomic trends, improving credit quality, and increased market share in municipal-bond insurance may help the stock in the months ahead.


1. Performance percentages reflect the price performance of the securities mentioned for the six months ended April 30, 2005, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages reflect the impact of dividends received, if any. Purchases and sales within the Fund may cause the performance of Fund holdings to differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

Several names in the information technology sector were a drag on the Fund's relative performance. Shares of mainframe-software maker BMC Software (-14%) slid on disappointing sales results. We continued to hold this stock, however, since we found its longer-term prospects compelling despite softer-than-anticipated short-term trends. Computer giant IBM (-15%) hurt the total return of the Fund even though we had trimmed the Fund's position along the way. IBM suffered from sluggish revenue and weak new-business-signing trends early in 2005. IBM subsequently announced a major restructuring plan to cut costs in the affected areas, and we were encouraged by the company's quick and decisive action. Computer Sciences (-12%) detracted, but we took advantage of the weakness to add to the Fund's position. We view Computer Sciences' valuation as particularly attractive.

Several holdings in the materials sector, including Alcoa (-10%), Bowater (-11%), and Smurfit-Stone Container (-24%), also detracted from Fund performance. We believe that Alcoa offers good value, and the Fund continued to hold the shares. We reduced the Fund's exposure to the paper industry, however, selling the Fund's entire position in Smurfit-Stone Container at levels slightly above the period-end closing price.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of April 2005, the Fund held over-weighted positions relative to the Russell 1000(R) Value Index(2) in consumer staples, health care, information technology, and telecommunications services. As of the same date, the Fund was underweighted relative to the Index in consumer discretionary, financials, industrials, and utilities. The Fund had roughly neutral weightings relative to the Index in energy and materials.

Stocks drifted lower toward the end of the reporting period, as concerns mounted about a slowing economy and rising inflation. According to preliminary estimates, real gross domestic product, the broadest measure of macroeconomic activity, grew at an annualized rate of 3.5% in the first quarter of 2005. Although healthy, this rate represented a slowing from recent periods, while the inflation component of the statistical report increased sequentially. This dynamic, combined with rising interest rates, lower consumer confidence, and concern that corporate profits were slowing, shook investor resolve from early March through the end of April. Persistently high energy prices also gave investors pause. Even so, first-quarter corporate earnings generally came in ahead of expectations, indicating strong growth in profits, although the pace has slowed since 2004.

WHAT DO YOU ANTICIPATE GOING FORWARD?

It is possible that the recent slowdown in the economy will have the effect of reeling in inflation and may signal that the Federal Reserve is closer to the end of its current tightening program than many investors anticipate. Perhaps not. Investors will have to weigh these competing views against the backdrop of equity valuations. We believe that in most cases, valuations have become more attractive because of higher earnings levels and lower stock prices.

We remain confident in our disciplined classic value strategy and will continue to seek opportunities among undervalued stocks with improving fundamental characteristics.


2. See footnote on page 4 for more information on the Russell 1000(R) Value
   Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (92.8%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Northrop Grumman Corp.                                   270,900    $ 14,856,156
Raytheon Co.                                             181,400       6,822,454
                                                                    ------------
                                                                      21,678,610
                                                                    ------------
BEVERAGES (0.5%)
Molson Coors Brewing Co. Class B                          57,800       3,569,150
                                                                    ------------

BUILDING PRODUCTS (1.0%)
American Standard Cos., Inc.                             160,800       7,189,368
                                                                    ------------
CAPITAL MARKETS (6.4%)
Goldman Sachs Group, Inc. (The)                          111,100      11,864,369
iShares Russell 1000 Value Index (f)                      60,100       3,886,667
Merrill Lynch & Co., Inc. (c)                            202,600      10,926,218
Morgan Stanley & Co.                                     145,500       7,656,210
State Street Corp. (c)                                   275,700      12,745,611
                                                                    ------------
                                                                      47,079,075
                                                                    ------------
COMMERCIAL BANKS (8.3%)
V  Bank of America Corp.                                 510,826      23,007,603
PNC Financial Services Group, Inc. (The)                 129,700       6,903,931
U.S. Bancorp                                             442,300      12,340,170
Wachovia Corp.                                           225,200      11,525,736
Wells Fargo & Co.                                        116,000       6,953,040
                                                                    ------------
                                                                      60,730,480
                                                                    ------------
COMMUNICATIONS EQUIPMENT (4.4%)
Lucent Technologies, Inc. (a)(c)                       1,353,100       3,288,033
Motorola, Inc.                                           854,300      13,104,962
V  Nokia Corp. ADR (d)                                   975,400      15,586,892
                                                                    ------------
                                                                      31,979,887
                                                                    ------------
COMPUTERS & PERIPHERALS (1.9%)
Hewlett-Packard Co.                                      283,300       5,799,151
International Business Machines Corp.                    107,100       8,180,298
                                                                    ------------
                                                                      13,979,449
                                                                    ------------
CONTAINERS & PACKAGING (1.5%)
Owens-Illinois, Inc.                                     454,800      11,151,696
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (5.2%)
V  Citigroup, Inc.                                       571,066      26,817,259
JPMorgan Chase & Co.                                     322,092      11,431,045
                                                                    ------------
                                                                      38,248,304
                                                                    ------------


                                                           SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (7.8%)
ALLTEL Corp. (c)                                         171,000    $  9,740,160
BellSouth Corp.                                          266,100       7,048,989
SBC Communications, Inc.                                 316,700       7,537,460
V  Sprint Corp. (c)                                      897,200      19,971,672
Verizon Communications, Inc. (c)                         365,500      13,084,900
                                                                    ------------
                                                                      57,383,181
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (8.5%)
ENSCO International, Inc.                                416,200      13,568,120
Pride International, Inc. (a)                            549,700      12,258,310
V  Rowan Cos., Inc. (a)(c)                               644,900      17,109,197
V  Transocean, Inc. (a)                                  403,600      18,714,932
                                                                    ------------
                                                                      61,650,559
                                                                    ------------
FOOD & STAPLES RETAILING (3.0%)
CVS Corp.                                                217,000      11,192,860
Kroger Co. (The) (a)                                     660,400      10,414,508
                                                                    ------------
                                                                      21,607,368
                                                                    ------------
FOOD PRODUCTS (4.8%)
Cadbury Schweppes PLC ADR (c)(d)                         319,800      12,999,870
V  General Mills, Inc.                                   310,500      15,338,700
Kraft Foods, Inc. Class A (c)                            208,200       6,747,762
                                                                    ------------
                                                                      35,086,332
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
HCA, Inc.                                                193,300      10,793,872
Universal Health Services, Inc. Class B                   20,000       1,134,800
                                                                    ------------
                                                                      11,928,672
                                                                    ------------
HOUSEHOLD PRODUCTS (2.1%)
V  Kimberly-Clark Corp.                                  248,000      15,487,600
                                                                    ------------

INSURANCE (6.6%)
AFLAC, Inc. (c)                                          156,300       6,353,595
Allstate Corp. (The)                                     240,800      13,523,328
Hartford Financial Services Group, Inc. (The)            139,900      10,124,563
Prudential Financial, Inc.                               166,800       9,532,620
St. Paul Travelers Cos., Inc. (The)                      251,011       8,986,194
                                                                    ------------
                                                                      48,520,300
                                                                    ------------
IT SERVICES (1.5%)
Computer Sciences Corp. (a)                              255,200      11,096,096
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MACHINERY (0.8%)
Navistar International Corp. (a)                         193,500    $  5,714,055
                                                                    ------------
MEDIA (1.6%)
Time Warner, Inc. (a)(c)                                 628,000      10,556,680
Viacom, Inc. Class B                                      41,800       1,447,116
                                                                    ------------
                                                                      12,003,796
                                                                    ------------

METALS & MINING (2.3%)
Alcoa, Inc.                                              403,856      11,719,901
Inco Ltd.                                                146,400       5,232,336
                                                                    ------------
                                                                      16,952,237
                                                                    ------------
OIL & GAS (6.4%)
ChevronTexaco Corp.                                      190,204       9,890,608
ConocoPhillips                                           100,700      10,558,395
V  ExxonMobil Corp.                                      313,300      17,867,499
Kerr-McGee Corp.                                         108,300       8,404,080
                                                                    ------------
                                                                      46,720,582
                                                                    ------------

PAPER & FOREST PRODUCTS (0.7%)
Bowater, Inc. (c)                                        158,700       5,156,163
                                                                    ------------

PHARMACEUTICALS (6.6%)
Abbott Laboratories                                       39,600       1,946,736
Bristol-Myers Squibb Co. (c)                             372,300       9,679,800
V  Pfizer, Inc.                                        1,039,400      28,240,498
Pharmaceutical Holders Trust (c)                          89,700       6,718,530
Wyeth                                                     42,100       1,891,974
                                                                    ------------
                                                                      48,477,538
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Texas Instruments, Inc.                                  387,900       9,681,984
                                                                    ------------
SOFTWARE (0.8%)
BMC Software, Inc. (a)(c)                                376,400       6,097,680
                                                                    ------------

SPECIALTY RETAIL (2.0%)
Gap, Inc. (The) (c)                                      675,100      14,413,385
                                                                    ------------


                                                           SHARES          VALUE
THRIFTS & MORTGAGE FINANCE (2.2%)
PMI Group, Inc. (The)                                    234,800    $  8,255,568
Washington Mutual, Inc.                                  186,750       7,716,510
                                                                    ------------
                                                                      15,972,078
                                                                    ------------
Total Common Stocks
  (Cost $600,441,552)                                                679,555,625
                                                                    ------------
CONVERTIBLE PREFERRED STOCKS (2.9%)
--------------------------------------------------------------------------------
PHARMACEUTICALS (2.9%)
Goldman Sachs Group, Inc. (The) 2.25% Series UHS
  (e)                                                    170,050       8,787,164
  2.875% Series BSKT (e)                                 120,000      12,898,920
                                                                    ------------
Total Convertible Preferred Stocks
  (Cost $19,574,435)                                                  21,686,084
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (H)
PURCHASED PUT OPTIONS (0.2%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.2%)
ENSCO International, Inc.
  Strike Price $35.00
  Expire 5/21/05 (a)                                       2,060         566,500
Rowan Cos., Inc.
  Strike Price $27.50
  Expire 5/21/05 (a)                                       4,055         567,700
Transocean, Inc.
  Strike Price $45.00
  Expire 5/21/05 (a)                                       1,092         104,020
                                                                    ------------
                                                                       1,238,220
                                                                    ------------
Total Purchased Put Options (Cost $507,789)                            1,238,220
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (16.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.6%)
American General Finance Corp.
  2.79%, due 5/2/2005                                $ 5,750,000       5,749,554
  2.86%, due 5/4/2005                                  2,680,000       2,679,361
Rabobank USA Financial Corp. 2.90%, due 5/3/2005       5,655,000       5,654,089
Toyota Motor Credit Corp. 2.80%,due 5/5/2005           5,000,000       4,998,443

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC 2.93%, due 5/2/2005         $ 4,960,000    $  4,959,596
USAA Capital Corp.
  2.77%, due 5/4/2005                                  9,290,000       9,287,853
                                                                    ------------
Total Commercial Paper
  (Cost $33,328,896)                                                  33,328,896
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.0%)(B)
AIM Institutional Funds Group (g)                         68,595          68,595
                                                                    ------------
Total Investment Company
  (Cost $68,595)                                                          68,595
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (2.9%)
Banc of America Securities LLC 3.08%, due 5/02/05
  (g)                                                $21,178,000      21,178,000
                                                                    ------------
Total Master Note (Cost $21,178,000)                                  21,178,000
                                                                    ------------

REPURCHASE AGREEMENTS (8.7%)
Credit Suisse First Boston LLC 3.0499%, dated
  4/29/05
  due 5/2/05
  Proceeds at Maturity $14,770,753 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $15,505,044 and a Market
  Value of $15,062,731)                               14,767,000      14,767,000

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Dresdner Kleinwort Wasserstein Securities LLC
  3.07%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $18,504,733 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $19,482,103 and a Market
  Value of $19,425,168)                              $18,500,000    $ 18,500,000
Lehman Brothers, Inc.
  3.0499%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $2,660,676 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,381,428 and a Market
  Value of $2,792,925)                                 2,660,000       2,660,000
Merrill Lynch & Co., Inc.
  3.08%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $15,737,038 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $15,940,080 and a Market
  Value of $16,519,790)                               15,733,000      15,733,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $12,003,050 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $12,919,037 and a Market
  Value of $12,389,666)                              $12,000,000    $ 12,000,000
                                                                    ------------
Total Repurchase Agreements
  (Cost $63,660,000)                                                  63,660,000
                                                                    ------------
Total Short-Term Investments
  (Cost $118,235,491)                                                118,235,491
                                                                    ------------
Total Investments
  (Cost $738,759,267) (i)                                  112.1%    820,715,420(j)
Liabilities in Excess of Cash
  and Other Assets                                         (12.1)    (88,590,177)
                                                     -----------    ------------
Net Assets                                                 100.0%   $732,125,243
                                                     ===========    ============

(a)  Non-income producing security.
(b)  Less than one-tenth of a percent.
(c) Represents security, or a portion thereof, which is out on loan.
(d)  ADR -- American Depositary Receipt.
(e) Synthetic Convertible -- an equity linked security issued by an entity other than the issuer of the underlying equity instrument.
(f) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(g) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)  One contract relates to 100 shares.
(i) The cost for federal income tax purposes is $741,108,780.
(j)  At April 30, 2005 net unrealized appreciation was
     $79,606,640, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $91,226,370 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,619,730.

 12   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $738,759,267) including
  $81,238,322 market value of securities
  loaned                                        $820,715,420
Cash                                                  36,997
Deposits with brokers for securities loaned            4,036
Receivables:
  Investment securities sold                       3,826,528
  Dividends and interest                           1,333,797
  Fund shares sold                                   153,233
Other assets                                          68,173
                                                ------------
    Total assets                                 826,138,184
                                                ------------
LIABILITIES:
Securities lending collateral                     84,910,631
Payables:
  Investment securities purchased                  6,738,150
  Transfer agent                                     773,589
  Fund shares redeemed                               597,511
  NYLIFE Distributors                                520,464
  Manager                                            332,273
  Custodian                                            5,283
  Trustees                                             4,583
Accrued expenses                                     130,457
                                                ------------
    Total liabilities                             94,012,941
                                                ------------
Net assets                                      $732,125,243
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     69,239
  Class B                                            299,723
  Class C                                              7,831
  Class I                                                  1
  Class R1                                                 1
  Class R2                                             4,733
Additional paid-in capital                       656,245,154
Accumulated undistributed net investment
  income                                           1,125,929
Accumulated net realized loss on investments      (7,583,521)
Net unrealized appreciation on investments        81,956,153
                                                ------------
Net assets                                      $732,125,243
                                                ============
CLASS A
Net assets applicable to outstanding shares     $133,334,567
                                                ============
Shares of beneficial interest outstanding          6,923,906
                                                ============
Net asset value per share outstanding           $      19.26
Maximum sales charge (5.50% of offering price)          1.12
                                                ------------
Maximum offering price per share outstanding    $      20.38
                                                ============
CLASS B
Net assets applicable to outstanding shares     $574,684,105
                                                ============
Shares of beneficial interest outstanding         29,972,336
                                                ============
Net asset value and offering price per share
  outstanding                                   $      19.17
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 15,014,676
                                                ============
Shares of beneficial interest outstanding            783,093
                                                ============
Net asset value and offering price per share
  outstanding                                   $      19.17
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      1,087
                                                ============
Shares of beneficial interest outstanding                 57
                                                ============
Net asset value and offering price per share
  outstanding                                   $      19.22
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      1,087
                                                ============
Shares of beneficial interest outstanding                 57
                                                ============
Net asset value and offering price per share
  outstanding                                   $      19.22
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $  9,089,721
                                                ============
Shares of beneficial interest outstanding            473,259
                                                ============
Net asset value and offering price per share
  outstanding                                   $      19.21
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 7,284,984
  Interest                                           473,473
  Income from securities loaned -- net               105,985
                                                 -----------
    Total income                                   7,864,442
                                                 -----------
EXPENSES:
  Manager                                          2,274,125
  Distribution -- Class B                          2,192,024
  Distribution -- Class C                             36,906
  Transfer agent -- Class A, B, C                  1,153,631
  Transfer agent -- Class I, R1, R2                    7,174
  Service -- Class A                                 164,250
  Service -- Class B                                 730,730
  Service -- Class C                                  12,302
  Service -- Class R2                                  9,106
  Shareholder communication                           84,527
  Professional                                        60,954
  Recordkeeping                                       49,877
  Custodian                                           39,997
  Registration                                        35,970
  Trustees                                            21,003
  Miscellaneous                                       21,229
                                                 -----------
    Total expenses before waiver and
      reimbursement                                6,893,805
  Expense waiver and reimbursement from Manager     (154,982)
                                                 -----------
    Net expenses                                   6,738,823
                                                 -----------
Net investment income                              1,125,619
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           32,856,394
  Written option transactions                         63,124
                                                 -----------
Net realized gain on investments and written
  option transactions                             32,919,518
                                                 -----------
Net change in unrealized appreciation on
  investments                                         85,330
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 33,004,848
                                                 -----------
Net increase in net assets resulting from
  operations                                     $34,130,467
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $46,079.

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  1,125,619   $   1,050,471
 Net realized gain on investments
  and written option transactions      32,919,518      48,076,364
 Net change in unrealized
  appreciation on investments and
  written option transactions              85,330      22,189,601
                                     ----------------------------
 Net increase in net assets
  resulting from operations            34,130,467      71,316,436
                                     ----------------------------

Dividends to shareholders:

 From net investment income:
   Class A                               (695,072)       (330,510)
   Class B                                     --        (553,974)
   Class C                                     --          (3,274)
   Class I                                    (11)             --
   Class R1                                   (11)             --
   Class R2                               (42,332)             --
                                     ----------------------------
 Total dividends to shareholders         (737,426)       (887,758)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             14,516,253      23,291,573
   Class B                             14,423,511      29,566,755
   Class C                                949,627       1,700,177
   Class I                                     --           1,000
   Class R1                                    --           1,000
   Class R2                             7,038,273       6,632,744

 Net asset value of shares issued in
  connection with acquisition of
  MainStay Research Value Fund:
   Class A                             23,895,074              --
   Class B                             25,696,672              --
   Class C                             11,981,177              --

                                             2005            2004

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                           $    670,880   $     320,495
   Class B                                     --         536,956
   Class C                                     --           2,413
   Class I                                     11              --
   Class R1                                    11              --
   Class R2                                42,332              --
                                     ----------------------------
                                       99,213,821      62,053,113

 Cost of shares redeemed:
   Class A                            (30,121,670)    (30,043,320)
   Class B                            (56,934,932)    (84,570,388)
   Class C                             (2,314,164)       (722,335)
   Class I                                     --              --
   Class R1                                    --              --
   Class R2                            (3,043,523)     (1,792,733)
                                     ----------------------------
                                      (92,414,289)   (117,128,776)
    Increase (decrease) in net
     assets derived from capital
     share transactions                 6,799,532     (55,075,663)
                                     ----------------------------
    Net increase in net assets         40,192,573      15,353,015

NET ASSETS:
Beginning of period                   691,932,670     676,579,655
                                     ----------------------------
End of period                        $732,125,243   $ 691,932,670
                                     ============================
Accumulated undistributed net
 investment income at end of period  $  1,125,929   $     737,736
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                               JANUARY 1,
                                SIX MONTHS                        2003                             CLASS A
                                  ENDED        YEAR ENDED        THROUGH       -----------------------------------------------
                                APRIL 30,      OCTOBER 31,     OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*           2004           2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $  18.39       $  16.56        $  14.13       $  18.52     $  19.12     $  18.18     $  17.16
                                 --------       --------        --------       --------     --------     --------     --------
Net investment income (loss)         0.09(a)        0.14(a)         0.11           0.12         0.19         0.15         0.12
Net realized and unrealized
  gain (loss) on investments         0.89           1.74            2.42          (4.23)       (0.52)        1.96         1.29
                                 --------       --------        --------       --------     --------     --------     --------
Total from investment
  operations                         0.98           1.88            2.53          (4.11)       (0.33)        2.11         1.41
                                 --------       --------        --------       --------     --------     --------     --------
Less dividends and
  distributions:
  From net investment income        (0.11)         (0.05)          (0.10)         (0.11)       (0.19)       (0.15)       (0.00)(c)
  From net realized gain on
    investments                        --             --              --          (0.17)       (0.08)       (0.91)       (0.32)
  Return of capital                    --             --              --             --           --        (0.11)       (0.07)
                                 --------       --------        --------       --------     --------     --------     --------
Total dividends and
  distributions                     (0.11)         (0.05)          (0.10)         (0.28)       (0.27)       (1.17)       (0.39)
                                 --------       --------        --------       --------     --------     --------     --------
Net asset value at end of
  period                         $  19.26       $  18.39        $  16.56       $  14.13     $  18.52     $  19.12     $  18.18
                                 ========       ========        ========       ========     ========     ========     ========
Total investment return (b)          5.31%(d)      11.36%          18.02%(d)     (22.16%)      (1.74%)      11.89%        8.33%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                         0.92%+         0.77%           0.93%+         0.82%        0.99%        0.73%        0.70%
    Net expenses                     1.23%+         1.30%           1.38%+         1.30%        1.20%        1.20%        1.13%
    Expenses (before
      waiver/reimbursement)          1.27%+         1.30%           1.38%+         1.30%        1.20%        1.20%        1.13%
Portfolio turnover rate                29%            53%             47%            66%          88%          92%          61%
Net assets at end of period
  (in 000's)                     $133,335       $118,818        $112,745       $101,999     $141,703     $113,111     $117,036

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                           CLASS C
                                  ENDED         YEAR ENDED         THROUGH        ------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,               YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002        2001        2000        1999
Net asset value at beginning
  of period                      $ 18.28          $16.55           $14.13         $18.53      $19.12      $18.09      $17.15
                                 -------          ------           ------         ------      ------      ------      ------
Net investment income (loss)        0.01(a)         0.00(a)(c)       0.02           0.01        0.04        0.01       (0.01)
Net realized and unrealized
  gain (loss) on investments        0.88            1.75             2.42          (4.23)      (0.51)       1.95        1.28
                                 -------          ------           ------         ------      ------      ------      ------
Total from investment
  operations                        0.89            1.75             2.44          (4.22)      (0.47)       1.96        1.27
                                 -------          ------           ------         ------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income          --           (0.02)           (0.02)         (0.01)      (0.04)      (0.01)      (0.00)(c)
  From net realized gain on
    investments                       --              --               --          (0.17)      (0.08)      (0.91)      (0.32)
  Return of capital                   --              --               --             --          --       (0.01)      (0.01)
                                 -------          ------           ------         ------      ------      ------      ------
Total dividends and
  distributions                       --           (0.02)           (0.02)         (0.18)      (0.12)      (0.93)      (0.33)
                                 -------          ------           ------         ------      ------      ------      ------
Net asset value at end of
  period                         $ 19.17          $18.28           $16.55         $14.13      $18.53      $19.12      $18.09
                                 =======          ======           ======         ======      ======      ======      ======
Total investment return (b)         4.87%(d)       10.56%           17.26%(d)     (22.76%)     (2.45%)     11.05%       7.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.17%+          0.02%            0.18%+         0.07%       0.24%      (0.02%)     (0.05%)
    Net expenses                    1.98%+          2.05%            2.13%+         2.05%       1.95%       1.95%       1.88%
    Expenses (before
      waiver/reimbursement)         2.02%+          2.05%            2.13%+         2.05%       1.95%       1.95%       1.88%
Portfolio turnover rate               29%             53%              47%            66%         88%         92%         61%
Net assets at end of period
  (in 000's)                     $15,015          $4,418           $3,095         $2,336      $1,631      $  774      $  631

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  First offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I, R1 and R2 are not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.

 16   MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                                CLASS B
      ENDED         YEAR ENDED         THROUGH        ----------------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                    YEAR ENDED DECEMBER 31,
      2005*            2004            2003**           2002          2001          2000           1999
     $  18.28        $  16.55         $  14.13        $  18.53      $  19.12      $  18.09      $    17.15
     --------        --------         --------        --------      --------      --------      ----------
         0.01(a)         0.00(a)(c)       0.02            0.01          0.04          0.01           (0.01)
         0.88            1.75             2.42           (4.23)        (0.51)         1.95            1.28
     --------        --------         --------        --------      --------      --------      ----------
         0.89            1.75             2.44           (4.22)        (0.47)         1.96            1.27
     --------        --------         --------        --------      --------      --------      ----------
           --           (0.02)           (0.02)          (0.01)        (0.04)        (0.01)          (0.00)(c)
           --              --               --           (0.17)        (0.08)        (0.91)          (0.32)
           --              --               --              --            --         (0.01)          (0.01)
     --------        --------         --------        --------      --------      --------      ----------
           --           (0.02)           (0.02)          (0.18)        (0.12)        (0.93)          (0.33)
     --------        --------         --------        --------      --------      --------      ----------
     $  19.17        $  18.28         $  16.55        $  14.13      $  18.53      $  19.12      $    18.09
     ========        ========         ========        ========      ========      ========      ==========
         4.87%(d)       10.56%           17.26%(d)      (22.76%)       (2.45%)       11.05%           7.51%
         0.17%+          0.02%            0.18%+          0.07%         0.24%        (0.02%)         (0.05%)
         1.98%+          2.05%            2.13%+          2.05%         1.95%         1.95%           1.88%
         2.02%+          2.05%            2.13%+          2.05%         1.95%         1.95%           1.88%
           29%             53%              47%             66%           88%           92%             61%
     $574,684        $563,838         $560,740        $517,050      $753,299      $819,003      $1,012,767

              CLASS I                         CLASS R1                         CLASS R2
    ---------------------------      ---------------------------      ---------------------------
                    JANUARY 2,                       JANUARY 2,                       JANUARY 2,
    SIX MONTHS        2004***        SIX MONTHS        2004***        SIX MONTHS        2004***
      ENDED           THROUGH          ENDED           THROUGH          ENDED           THROUGH
    APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
      2005*            2004            2005*            2004            2005*            2004
     $ 18.43          $ 17.86         $  18.42         $17.86           $18.38          $17.86
     -------          -------         --------         ------           ------          ------
        0.11(a)          0.09(a)          0.11(a)        0.07(a)          0.10(a)         0.12(a)
        0.88             0.48             0.89           0.49             0.88            0.40
     -------          -------         --------         ------           ------          ------
        0.99             0.57             1.00           0.56             0.98            0.52
     -------          -------         --------         ------           ------          ------
       (0.20)              --            (0.20)            --            (0.15)             --
          --               --               --             --               --              --
          --               --               --             --               --              --
     -------          -------         --------         ------           ------          ------
       (0.20)              --            (0.20)            --            (0.15)             --
     -------          -------         --------         ------           ------          ------
     $ 19.22          $ 18.43         $  19.22         $18.42           $19.21          $18.38
     =======          =======         ========         ======           ======          ======
        5.37%(d)         3.19%(d)         5.41%(d)       3.14%(d)         5.34%(d)        2.91%(d)
        1.29%+           1.11%+           1.19%+         1.01%+           0.94%+          0.76%+
        0.86%+           0.96%+           0.96%+         1.06%+           1.21%+          1.31%+
        0.90%+           0.96%+           1.00%+         1.06%+           1.25%+          1.31%+
          29%              53%+             29%            53%+             29%             53%
     $     1          $     1         $      1         $    1           $9,090          $4,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively.

Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last posted settlement price on the market where any such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6.)

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may

 18   MainStay Value Fund
also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. Effective December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses do not exceed on an annualized basis 1.22%, 1.97% and 1.97% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the six months ended April 30, 2005, the Manager earned from the Fund $2,274,125, and waived its fees and/or reimbursed expenses in the amount of $154,982.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the

                                                    www.mainstayfunds.com     19

Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $33,269 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,708, $162,353 and $707, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $1,160,805.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Value Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class I and Class R1 with net values of $1,087 and $1,087, respectively. This represents 100.0% and 100.0% of Class I shares and Class R1 shares net assets, respectively, and 0.0% and 0.0% of the Fund's total net assets at period end, respectively.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $13,410 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $49,877 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, State Street Bank and Trust Company was custodian of cash and securities of the Fund. Custodian fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $38,153,526 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

 20   MainStay Value Fund
probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2010                   $15,725
            2011                    22,428
  ---------------------------------------------
                                   $38,153
  ---------------------------------------------

The tax character of distributions paid the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid from:
  Ordinary Income         $887,758  $1,333,552  $1,125,710
  Long-Term Gains               --          --   7,605,451
----------------------------------------------------------
                          $887,758  $1,333,552  $8,731,161
----------------------------------------------------------

NOTE 6 -- PORTFOLIO SECURITIES LOANED AND WRITTEN OPTIONS:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $81,238,322 and received $84,910,631 in cash as collateral for securities on loan. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.


Written option activity for six months ended April 30, 2005 was as follows:

                                      NUMBER OF
                                      CONTRACTS    PREMIUM
Options outstanding at October 31,
  2004                                       --   $     --
----------------------------------------------------------
Options -- written                         (378)   (63,124)
----------------------------------------------------------
Options -- expired                          378     63,124
----------------------------------------------------------
Options outstanding at April 30,
  2005                                       --   $     --
----------------------------------------------------------

NOTE 7 -- FUND ACQUISITIONS:

On February 4, 2005, MainStay Value Fund acquired the assets, including the investments, and assumed the identified liabilities of MainStay Research Value Fund.

This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Value Fund immediately before the acquisition was $726,266,628 and the combined net assets after the acquisition was $787,839,551.

The acquisition was accomplished by a tax-free exchange of the following:

                                       SHARES        VALUE

MainStay Research Value Fund
----------------------------------------------------------
Class A                             2,056,173  $23,895,074
----------------------------------------------------------
Class B                             2,299,719   25,696,672
----------------------------------------------------------
Class C                             1,072,022   11,981,177
----------------------------------------------------------

In exchange for the MainStay Research Value Fund shares and net assets, MainStay Value Fund issued the following number of shares:


                                                     SHARES

Class A                                           1,213,757
-----------------------------------------------------------
Class B                                           1,308,494
-----------------------------------------------------------
Class C                                             610,093
-----------------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $203,036 and $232,861, respectively.


NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

                                                    www.mainstayfunds.com     21

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2005*
                                          CLASS A   CLASS B   CLASS C
Shares sold                                  742       747       49
---------------------------------------------------------------------
Shares issued in connection with
  acquisition of MainStay Research Value
  Fund (b)                                 1,214     1,308      610
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 34        --       --
---------------------------------------------------------------------
                                           1,990     2,055      659
---------------------------------------------------------------------
Shares redeemed                           (1,529)   (2,935)    (118)
---------------------------------------------------------------------
Net increase (decrease)                      461      (880)     541
---------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                 APRIL 30, 2005*
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                  --         --        365
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                --         --          2
-----------------------------------------------------------------------
                                             --         --        367
-----------------------------------------------------------------------
Shares redeemed                              --         --       (158)
-----------------------------------------------------------------------
Net increase                                 --         --        209
-----------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,298     1,650       95
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 19        31       --(a)
---------------------------------------------------------------------
                                           1,317     1,681       95
---------------------------------------------------------------------
Shares redeemed                           (1,664)   (4,712)     (40)
---------------------------------------------------------------------
Net increase (decrease)                     (347)   (3,031)      55
---------------------------------------------------------------------

                                               JANUARY 2, 2004, THROUGH
                                                   OCTOBER 31, 2004
                                          CLASS I**   CLASS R1**   CLASS R2**

Shares sold                                   --(a)        --(a)      362
-----------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 --           --          --
-----------------------------------------------------------------------------
                                              --(a)        --(a)      362
-----------------------------------------------------------------------------
Shares redeemed                               --           --         (98)
-----------------------------------------------------------------------------
Net increase                                  --(a)        --(a)      264
-----------------------------------------------------------------------------

*  Unaudited.
** First offered on January 2, 2004.
(a) Less than one-thousand.
(b) On February 4, 2005 and pursuant to shareholder approval, the assets of the MainStay Research Value Fund were acquired by the MainStay Value Fund.

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 22   MainStay Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 26   MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     27

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A07200         (RECYCLE SYMBOL)       MS225-05                 MSV10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Diversified Income Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          27
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 32
--------------------------------------------------------------------------------

Trustees and Officers                                                         40
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          43
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        43
--------------------------------------------------------------------------------

MainStay Funds                                                                44

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -3.17%   1.62%  6.41%     5.42%
Excluding sales charges   1.40    6.41   7.39      6.02

(PERFORMANCE GRAPH)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                    9550                       10000                       10000
                                                           9539                        9916                       10037
                                                          10549                       10961                       11132
                                                          10958                       11568                       11831
                                                          10777                       11330                       11980
                                                          11082                       11709                       13463
                                                          11809                       12407                       14519
                                                          13064                       14372                       16038
                                                          14468                       15694                       16330
4/30/05                                                   15395                       17048                       17189

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -3.94%   0.63%  6.30%     5.24%
Excluding sales charges   1.02    5.63   6.61      5.24

(PERFORMANCE GRAPH)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9972                        9916                       10037
                                                          10956                       10961                       11132
                                                          11291                       11568                       11831
                                                          11020                       11330                       11980
                                                          11248                       11709                       13463
                                                          11912                       12407                       14519
                                                          13064                       14372                       16038
                                                          14369                       15694                       16330
4/30/05                                                   15178                       17048                       17189

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges        0.03%   4.63%  6.61%     5.24%
Excluding sales charges   1.02    5.63   6.61      5.24

(PERFORMANCE GRAPH)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9972                        9916                       10037
                                                          10956                       10961                       11132
                                                          11291                       11568                       11831
                                                          11020                       11330                       11980
                                                          11248                       11709                       13463
                                                          11912                       12407                       14519
                                                          13064                       14372                       16038
                                                          14369                       15694                       16330
4/30/05                                                   15178                       17048                       17189

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (2/28/97) through 8/31/98, performance for Class C shares (first offered 9/1/98), includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (2/28/97) through 12/31/03, performance for Class I shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Diversified Income Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          1.52%   6.67%  7.68%   6.30%

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9992                        9916                       10037
                                                          11078                       10961                       11132
                                                          11536                       11568                       11831
                                                          11376                       11330                       11980
                                                          11728                       11709                       13463
                                                          12529                       12407                       14519
                                                          13896                       14372                       16038
                                                          15442                       15694                       16330
4/30/05                                                   16471                       17048                       17189

                                         SIX      ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                   MONTHS    YEAR    YEARS    INCEPTION
----------------------------------------------------------------------------

Three-Index Composite(1)                 2.25%    8.63%    8.51%     6.75%
Lehman Brothers(R) Aggregate Bond
  Index(2)                               0.98     5.26     7.49      6.86
Average Lipper multi-sector income
  fund(3)                                1.83     7.87     7.21      5.83

1. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Three-Index Composite is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or this composite.
2. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             11/1/04           4/30/05           PERIOD(1)          4/30/05           PERIOD(1)

CLASS A SHARES                         $1,000.00         $1,014.00           $ 6.79           $1,018.20           $ 6.81
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                         $1,000.00         $1,010.25           $10.52           $1,014.45           $10.54
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00         $1,010.25           $10.52           $1,014.45           $10.54
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                         $1,000.00         $1,015.20           $ 5.50           $1,019.50           $ 5.51
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.36% for Class A, 2.11% for Class B and Class C, and 1.10% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



 6   MainStay Diversified Income Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                   SHORT-
                                                    TERM
                                                 INVESTMENTS
                                       U.S.      (COLLATERAL
                                    GOVERNMENT      FROM                                                              LOAN
                        FOREIGN        AND       SECURITIES    CORPORATE                            MORTGAGE-     ASSIGNMENTS
CORPORATE              GOVERNMENT    FEDERAL       LENDING      BONDS-      YANKEE    CONVERTIBLE     BACKED          AND
BONDS                    BONDS       AGENCIES       0.9%)       FOREIGN     BONDS        BONDS      SECURITIES   PARTICIPATIONS
---------              ----------   ----------   -----------   ---------    ------    -----------   ----------   --------------
30.8                      28.10        18.30        12.60        9.50        1.40        1.20          1.10           0.90

                                                                                                LIABILITIES
                                                                                                    IN
                                                                                                  EXCESS
                                                                                                    OF
                                                                                                   CASH
                         ASSET                             CONVERTIBLE                              AND
CORPORATE                BACKED      COMMON    PREFERRED    PREFERRED    MUNICIPAL                 OTHER
BONDS                  SECURITIES    STOCKS     STOCKS       STOCKS        BOND      WARRANTS     ASSETS
---------              ----------    ------    ---------   -----------   ---------   --------   -----------
30.8                      0.80        0.70       0.60         0.20         0.10        0.10        -6.40

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Republic of Deutschland 3.75%, due 1/4/09
 2.  FNMA TBA 5.50%, due 6/16/20
 3.  Republic of Deutschland 5.00%, due 7/4/11
 4.  FNMA TBA 6.00%, due 6/13/35
 5.  Hellenic Republic 4.50%, due 5/20/14
 6.  FNMA TBA 5.50%, due 6/13/35
 7.  United States Treasury Note 4.625%, due 5/15/06
 8.  Development Bank of Japan 1.60%, due 6/20/14
 9.  United Mexican States 6.75%, due 9/27/34
10.  Republic of Brazil 14.50%, due 10/15/09

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and Joseph Portera of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies and may have fixed, variable, floating, or inverse-floating rates of interest. The Fund invests in various bond market sectors (U.S. government--including mortgage-related and asset--backed--securities, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). Allocations across market sectors are based on current and projected economic and market conditions. In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In making allocation and sector decisions, we may rely on fundamental economic-cycle analysis. We may also consider credit quality and interest-rate trends. Investments may include bonds of established economies and emerging markets.

HOW DID YOU POSITION THE FUND DURING THE SIX MONTHS ENDED APRIL 30, 2005?

As always, we tend to take a long-term view of asset allocation and try to avoid making major shifts in and out of the broader sectors. During the reporting period, we reduced the Fund's allocation to high-grade domestic dollar bonds from 33% of net assets to about 29%.(1) We reduced the Fund's allocation to high-yield securities from 39% to 36%, and we increased the Fund's exposure to international debt from 28% to 34% of net assets.

Early in the reporting period, credit risk abated as balance sheets strengthened and default rates fell. In the first quarter of 2005, however, spreads reached extremely snug levels. Anticipating a backlash, we reduced the Fund's credit exposure. Since tight spreads provide only a modest cushion for risk, many investors have tried to lock in profits and move to safer alternatives. We have taken a more conservative stance in the Fund's portfolio in light of this trend.

HIGH-GRADE DOMESTIC BONDS

WHAT ECONOMIC FACTORS INFLUENCED THE HIGH-GRADE BOND MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The U.S. economy grew at its historical average pace during the reporting period, and corporate profitability remained solid. Consumer-related inflationary pressures were absent, because businesses could not meaningfully increase prices. The Federal Reserve maintained its policy of moving gradually to raise interest rates. During the reporting period, the Federal Open Market Committee increased the targeted federal funds rate four times, with a 25 basis point move on each occasion. This brought the federal funds target rate to 2.75% at the end of April 2005.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

U.S. Treasury yields showed contrasting price action in the early and late portions of the reporting period. From November 2004 through February 2005, Treasurys traded in a fairly narrow range, which hinted that the bond market and the economy had settled into a comfort zone. Treasurys turned more volatile in the final two months of the period. Yields rose in March because of inflationary concerns but then retreated to their prior levels on a "soft patch" of economic data in April.

Looking at the period as a whole, the Treasury yield curve flattened. The longer-end of the yield curve was supported by solid demand from foreign investors and pension funds. Short-term yields were pushed higher as the Federal Reserve tightened monetary policy. During the six-month period, two-year Treasury yields rose from 2.56% to 3.65%, five-year Treasurys advanced from 3.29% to 3.90%, 10-year Treasurys climbed from 4.03% to 4.20%, and 30-year Treasury yields declined from 4.79% to 4.52%.


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal when interest rates rise. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. Because of rounding, some allocations do not add up to 100%.

 8   MainStay Diversified Income Fund

HOW DID YOU POSITION THE HIGH-GRADE PORTION OF THE FUND'S PORTFOLIO ACROSS VARIOUS ASSET CLASSES?

As of April 30, 2005, the high-grade portion of the Fund's portfolio carried its largest allocations in residential mortgage-backed securities issued by government-sponsored and government-related enterprises and investment-grade corporate securities. Treasurys and agency debentures received more moderate allocations. Asset-backed securities and money-market instruments had modest but meaningful allocations. Compared with the Lehman Brother's(R) Aggregate Bond Index,(2) the high-grade portion of the Fund's portfolio held overweighted positions in mortgage-backed securities, asset-backed securities, and money-market instruments. The Fund held a neutral-to-the-Index position in investment-grade corporates and held underweighted positions in Treasurys and agency debentures.

HOW DID THIS POSITIONING AFFECT PERFORMANCE IN THE HIGH-GRADE PORTION OF THE FUND'S PORTFOLIO?

The Fund's allocation to investment-grade corporate bonds initially enhanced results, as credit spreads tightened during the fourth quarter of 2004 on the back of declining default rates, lower volatility in the equity market, and solid demand from investors seeking incremental yield in a low interest-rate environment. Unfortunately, during March and April 2005, corporate spreads widened, which detracted from the Fund's overall performance.

HIGH-YIELD BONDS

HOW DID YOU POSITION THE HIGH-YIELD PORTION OF THE FUND'S PORTFOLIO DURING THE SIX MONTH REPORTING PERIOD?

We are bottom-up investors, so exposure to various sectors and industries in the high-yield portion of the Fund's portfolio is primarily the result of individual security selection. During the reporting period, we reduced the Fund's exposure to high-yield broadcasting and utility bonds and increased the absolute weightings among high-yield issues in health care, housing (specifically real estate development) diversified media (specifically print/other media), retail, and transportation.

At the end of the reporting period, the Fund's largest overweighted positions relative to the Credit Suisse First Boston(TM) High Yield Index(3) were automotive, financial, and real estate development bonds. At the same time, the Fund held underweighted positions relative to this component of the Fund's benchmark index in gaming, food and drug, and manufacturing bonds.

WHAT WERE SOME EXAMPLES OF STRONG AND WEAK HIGH-YIELD PERFORMERS DURING THE REPORTING PERIOD?

The strongest performers in the high-yield portion of the Fund's portfolio were UnitedGlobalCom, ICO Global, El Commandante, President Casinos, and Ono Finance. On the other hand, Collins & Aikman, Quadramed, General Motors, Northwest Airlines, and Delta Airlines detracted from results.

The Fund's high-yield airlines bonds provided variable performance during the reporting period. Following Delta Airline's settlement with its unions in October 2004, airlines--and Delta in particular--had very favorable performance through the end of the year. The industry has since weakened. The price of oil increased during the first part of 2005, causing concern among airline investors. As a result, Delta Airlines and Northwest Airlines were among the Fund's weaker high-yield performers for six months ended April 30, 2005.

General Motors and Ford have had a substantial impact on the high-yield market, both prior to and after their early-May downgrades. Investors are currently trying to assess the new situation. Because of the large amount of bonds issued by General Motors and Ford, the two issuers will account for about 13% of the high-yield market. Their impact on high-yield indexes, however, will vary depending on the rules for inclusion in each index. Because the bonds of General Motors and GMAC (the finance arm of GM) meet our investment criteria, the Fund continues to hold them.

INTERNATIONAL BONDS

HOW DID YOU POSITION THE INTERNATIONAL BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

Outside the United States, nearly all developed markets outperformed U.S. Treasurys because growth in Europe and Japan was anemic and policy makers there kept official rates unchanged. Even the U.K., which has been more aggressive than the Federal Reserve in raising interest rates, saw its bonds out-perform U.S. Treasurys.

More than half of the international portion of the Fund's portfolio was allocated to emerging-market

2. See footnote on page 5 for more information on the Lehman Brothers(R) Aggregate Bond Index.
3. See footnote 1 on page 5 for more information on the Credit Suisse First Boston(TM) High Yield Index.

                                                     www.mainstayfunds.com     9
dollar debt, which represented a 9% allocation, compared to 4.5% at the end of October 2004. We also identified value in select investment-grade corporates. Among international corporate bonds, we emphasized what we perceived to be attractively valued commodity companies that offered higher yields to compensate for additional risk. These bonds were mainly issued by companies in the steel, oil, paper-and-pulp, and energy industries. The latest additions to the Fund's portfolio were in the energy sector, where Asian demand is rapidly expanding.

HOW DID CURRENCY MOVEMENTS AFFECT PERFORMANCE IN THE INTERNATIONAL BOND PORTION OF THE PORTFOLIO?

Currency movements accounted for the bulk of the Fund's return in the international bond portion of the Fund's portfolio. Unfortunately, much of the gains early in the reporting period were eroded when the dollar recovered some of its lost ground.

For most of the reporting period, we maintained a currency hedge of approximately 60% of the Fund's non-dollar bonds. This hedging position was larger than that of the Citigroup(R) Non-U.S. Dollar Bond Index(4) and it detracted from performance during reporting period.

HOW DID EMERGING-MARKET DEBT PERFORM?

Overall, emerging-market debt performed well over the reporting period, although there were periods of volatility. It's important to note that most emerging countries are commodity-based exporters, which proved beneficial, since commodity prices remained high.

Demand for emerging-market debt and the higher yields they offer was generally strong during the reporting period. We expect that this trend will continue, because many people believe that emerging-market debt will be the best-performing asset class in the coming years. We have been saying this for quite some time and still believe that securities from higher-risk countries will provide the best returns.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE INTERNATIONAL BOND PORTION OF THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

We reduced the Fund's position in Ecuador when governmental changes led to concerns that the nation's fiscal prudence might decline.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

Looking ahead, it may be difficult to say whether the U.S. economy is best characterized as a glass half-empty or as a glass half-full. Particular attention will no doubt be paid to payroll and inflation data. Over the course of the next several months, we may continue to reduce the Fund's exposure to U.S. high-yield bonds in favor of investment-grade securities and international debt. Whatever the markets may bring, we will continue to allocate assets among high-grade, high-yield, and international bonds at levels that we believe are appropriate as we pursue the Fund's investment objective.


4. See footnote 1 on page 5 for more information on the Citigroup Non-U.S. Dollar World Government Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LONG-TERM BONDS (92.2%)+
ASSET-BACKED SECURITIES (0.8%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $     54,014   $     53,793
Harley-Davidson
  Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                    430,000        417,634
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                    295,000        292,436
                                                                   ------------
                                                                        763,863
                                                                   ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                     75,000         79,510
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                      70,000         71,263
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                      152,465        153,800
                                                                   ------------

THRIFTS & MORTGAGE FINANCE (0.0%) (B)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                      15,408         15,631
                                                                   ------------
Total Asset-Backed Securities
  (Cost $1,095,626)                                                   1,084,067
                                                                   ------------

CONVERTIBLE BONDS (1.2%)
-------------------------------------------------------------------------------
AIRLINES (0.0%) (B)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                       95,000         33,250
                                                                   ------------

BIOTECHNOLOGY (0.1%)
Amgen, Inc.
  zero coupon, due 3/1/32                                225,000        164,812
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMUNICATIONS EQUIPMENT (0.5%)
CIENA Corp.
  3.75%, due 2/1/08                                 $    203,000   $    170,774
Nortel Networks Corp.
  4.25%, due 9/1/08                                      350,000        318,062
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(d)                              190,000        175,750
                                                                   ------------
                                                                        664,586
                                                                   ------------
CONSUMER FINANCE (0.1%)
Providian Financial Corp.
  3.25%, due 8/15/05                                      95,000         94,763
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (d)                                504,238         70,593
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
Laboratory Corp. of
  America Holdings
  (zero coupon), due 9/11/21 (p)                         455,000        346,369
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                     180,000        186,525
                                                                   ------------
                                                                        532,894
                                                                   ------------
MEDIA (0.0%) (B)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (d)                                  80,000          5,600
                                                                   ------------
Total Convertible Bonds
  (Cost $1,765,646)                                                   1,566,498
                                                                   ------------

CORPORATE BONDS (30.8%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
BE Aerospace, Inc., Series B
  8.00%, due 3/1/08                                       40,000         39,800
  8.875%, due 5/1/11                                     235,000        236,763
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                     207,000        213,210
                                                                   ------------
                                                                        489,773
                                                                   ------------
AIRLINES (0.7%)
American Airlines, Inc.
  Series 2001-2 Class B
  8.608%, due 4/1/11 (e)                                 170,000        153,276

+ Among the Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
AIRLINES (CONTINUED)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                               $    671,000   $    174,460
  9.75%, due 5/15/21                                       5,000          1,350
  10.00%, due 8/15/08                                     45,000         15,750
  10.375%, due 2/1/11                                    120,000         39,600
  10.375%, due 12/15/22                                  180,000         48,600
Northwest Airlines, Inc.
  Series 1996-1
  8.97%, due 1/2/15                                       19,293         11,550
  9.875%, due 3/15/07                                    175,000        110,250
  10.00%, due 2/1/09 (e)                                 244,000        122,000
Southwest Airlines Co.
  5.25%, due 10/1/14                                     185,000        182,696
                                                                   ------------
                                                                        859,532
                                                                   ------------
AUTO COMPONENTS (1.0%)
Advanced Accessory Systems
  10.75%, due 6/15/11                                     35,000         24,850
Collins & Aikman Products
  10.75%, due 12/31/11                                    50,000         37,125
  12.875%, due 8/15/12 (c)(e)                            350,000        105,000
Cooper Standard Auto
  7.00%, due 12/15/12 (c)                                 85,000         73,100
Dana Corp.
  7.00%, due 3/1/29                                      120,000         97,190
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08                                     43,000         41,602
  6.625%, due 12/1/06                                     85,000         85,637
  8.50%, due 3/15/07                                     140,000        142,450
  11.00%, due 3/1/11 (c)(f)                              425,000        463,250
Tenneco Automotive, Inc.
  Series B
  8.625%, due 11/15/14 (c)                               120,000        109,500
  10.25%, due 7/15/13                                     95,000        103,788
                                                                   ------------
                                                                      1,283,492
                                                                   ------------
AUTOMOBILES (0.4%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                    285,000        290,969
General Motors Corp.
  8.375%, due 7/15/33 (e)                                370,000        281,636
                                                                   ------------
                                                                        572,605
                                                                   ------------
BEVERAGES (0.1%)
Miller Brewing Co.
  4.25%, due 8/15/08 (c)                                 155,000        153,463
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
BUILDING MATERIALS & COMPONENTS (0.0%) (B)
Goodman Global Holding Co.
  5.76%, due 5/15/12 (c)(h)                         $     40,000   $     38,200
                                                                   ------------

BUILDING PRODUCTS (0.3%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                    145,000        142,100
Interline Brands, Inc.
  11.50%, due 5/15/11                                    121,000        136,730
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                     85,000         84,575
                                                                   ------------
                                                                        363,405
                                                                   ------------
CAPITAL MARKETS (1.4%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                      60,000         59,534
Goldman Sachs Group, Inc. (The)
  5.125%, due 4/24/13                               E    170,000        239,661
  6.345%, due 2/15/34                               $    195,000        204,145
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                     100,000        104,000
  11.00%, due 5/15/12                                    160,000        168,000
Morgan Stanley & Co.
  3.625%, due 4/1/08                                     265,000        259,650
  Series E
  5.375%, due 11/14/13                              L    390,000        744,732
                                                                   ------------
                                                                      1,779,722
                                                                   ------------
CHEMICALS (1.1%)
Crompton Corp.
  9.875%, due 8/1/12                                $    230,000        263,350
Equistar Chemicals, L.P.
  10.625%, due 5/1/11                                    275,000        306,625
Lyondell Chemical Co.
  Series A
  10.50%, due 6/1/13                                     215,000        247,788
Millennium America, Inc.
  7.00%, due 11/15/06                                     80,000         81,400
  7.625%, due 11/15/26                                   149,000        141,550
Terra Capital, Inc.
  12.875%, due 10/15/08                                  372,000        440,820
                                                                   ------------
                                                                      1,481,533
                                                                   ------------
COMMERCIAL BANKS (0.1%)
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                      60,000         59,405
UGS Corp.
  10.00%, due 6/1/12 (c)                                 100,000        107,000
                                                                   ------------
                                                                        166,405
                                                                   ------------

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                               $     50,000   $     32,000
Geo Sub Corp.
  11.00%, due 5/15/12                                    235,000        230,300
Language Line, Inc.
  11.125%, due 6/15/12                                   215,000        220,375
Phoenix Color Corp.
  10.375%, due 2/1/09                                    113,000        104,101
Vertrue, Inc.
  9.25%, due 4/1/14                                      150,000        147,750
                                                                   ------------
                                                                        734,526
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Lucent Technologies, Inc.
  6.45%, due 3/15/29                                     180,000        151,875
  7.25%, due 7/15/06                                     172,000        175,010
                                                                   ------------
                                                                        326,885
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.5%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                               235,000        251,450
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                               135,000        149,175
URS Corp.
  11.50%, due 9/15/09                                    177,000        200,010
                                                                   ------------
                                                                        600,635
                                                                   ------------
CONSUMER FINANCE (1.1%)
Capital One Bank
  5.75%, due 9/15/10                                      70,000         73,098
Ford Motor Credit Co.
  7.00%, due 10/1/13                                     160,000        143,996
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                     90,000         81,468
  6.75%, due 12/1/14                                     315,000        263,888
  6.875%, due 9/15/11                                    105,000         91,992
  8.00%, due 11/1/31                                     100,000         84,144
Household Finance Corp.
  5.25%, due 4/15/15                                     150,000        151,885
  7.25%, due 5/15/06                                     400,000        413,477
MBNA Corp.
  6.25%, due 1/17/07                                     100,000        103,133
                                                                   ------------
                                                                      1,407,081
                                                                   ------------
CONTAINERS & PACKAGING (0.9%)
Consolidated Container Co. LLC
  (zero coupon), due 6/15/09                             245,000        198,450
  10.375%, beginning 6/15/07

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CONTAINERS & PACKAGING (CONTINUED)
Owens-Brockway Glass Container, Inc.
  8.875%, due 2/15/09                               $    145,000   $    154,425
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                     408,000        406,980
  8.10%, due 5/15/07                                     270,000        282,150
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                                105,000         97,650
                                                                   ------------
                                                                      1,139,655
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                    189,267        202,516
Canwest Media, Inc.
  8.00%, due 9/15/12 (c)                                 202,611        207,170
Citigroup, Inc.
  0.80%, due 10/30/08                               Y 30,000,000        289,558
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                               $     80,000         84,000
FGIC Corp.
  6.00%, due 1/15/34 (c)                                 210,000        226,185
IPC Acquisition Corp.
  11.50%, due 12/15/09                                   285,000        313,500
J Paul Getty Trust
  Series 2003
  5.875%, due 10/1/33                                     90,000         97,212
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/14/14
  11.50%, beginning 4/1/09 (c)                           290,000        203,000
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                  120,000        128,400
  10.375%, due 9/1/14 (c)                                350,000        395,500
UCAR Finance, Inc.
  10.25%, due 2/15/12                                    205,000        214,225
Venoco, Inc.
  8.75%, due 12/15/11 (c)                                 95,000         95,000
                                                                   ------------
                                                                      2,456,266
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AT&T Corp.
  Series REGS
  6.75%, due 11/21/06                               E    120,000        164,168
Citizens Communications Co.
  7.60%, due 6/1/06                                 $    100,000        102,999
  9.25%, due 5/15/11                                      45,000         48,713
MCI, Inc.
  5.908%, due 5/1/07 (h)                                  21,000         21,315
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                      15,000         15,075

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                            $    250,000   $    235,000
  7.50%, due 2/15/14 (c)                                  65,000         61,100
Qwest Corp.
  5.625%, due 11/15/08                                    15,000         14,663
  7.50%, due 6/15/23                                     205,000        181,425
  8.875%, due 6/1/31                                     195,000        194,757
  9.125%, due 3/15/12 (c)                                105,000        111,300
Qwest Services Corp.
  13.50%, due 12/15/10 (c)                               289,000        325,125
  14.00%, due 12/15/14 (c)                               205,000        237,800
SBC Communications, Inc.
  4.125%, due 9/15/09                                    115,000        113,098
TSI Telecommunication Services, Inc. Series B
  12.75%, due 2/1/09                                     240,000        266,400
TTI Holding Corp.
  10.00%, due 3/15/13 (c)                                200,000        193,000
                                                                   ------------
                                                                      2,285,938
                                                                   ------------
ELECTRIC UTILITIES (1.0%)
Cedar Brakes II LLC
  9.875%, due 9/1/13 (c)                                 453,573        549,055
Kiowa Power Partners LLC
  5.737%, due 3/30/21 (c)                                215,000        215,851
Mirant Americas Generation LLC
  8.30%, due 5/1/11 (d)                                   45,000         48,712
  8.50%, due 10/1/21 (d)                                 165,000        170,363
  9.125%, due 5/1/31 (d)                                  45,000         47,475
PPL Energy Supply LLC
  5.40%, due 8/15/14                                     100,000        102,911
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (c)                                108,150        113,907
                                                                   ------------
                                                                      1,248,274
                                                                   ------------
ELECTRICAL EQUIPMENT (0.0%) (B)
Emerson Electric Co.
  6.00%, due 8/15/32                                      50,000         55,168
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (0.8%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                     25,000         25,761
  Series A
  7.625%, due 8/1/10                                     205,000        214,190
Grant Prideco, Inc.
  Series B
  9.625%, due 12/1/07                                    160,000        174,800

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                 $    255,000   $    267,750
Parker Drilling Co.
  9.625%, due 10/1/13 (c)                                 80,000         88,000
  9.625%, due 10/1/13                                    135,000        148,500
  Series B
  10.125%, due 11/15/09                                   38,000         39,947
Seitel, Inc.
  11.75%, due 7/15/11                                     20,000         22,300
                                                                   ------------
                                                                        981,248
                                                                   ------------
FOOD & STAPLES RETAILING (0.4%)
CVS Corp.
  5.298%, due 1/11/27 (c)                                128,786        131,324
  5.789%, due 1/10/26 (c)                                106,713        111,080
Duane Reade, Inc.
  7.51%, due 12/15/10 (c)(h)                              45,000         45,225
Safeway, Inc.
  4.125%, due 11/1/08                                     70,000         68,443
  6.15%, due 3/1/06                                      160,000        162,332
                                                                   ------------
                                                                        518,404
                                                                   ------------
FOOD PRODUCTS (0.6%)
Cargill, Inc.
  4.375%, due 6/1/13 (c)                                 100,000         97,506
  5.00%, due 11/15/13 (c)                                135,000        137,058
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                      35,000         32,025
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                     275,000        228,250
Swift & Co.
  10.125%, due 10/1/09                                    50,000         53,500
  12.50%, due 1/1/10                                     170,000        187,425
                                                                   ------------
                                                                        735,764
                                                                   ------------
GAS UTILITIES (0.3%)
ANR Pipeline, Inc.
  7.00%, due 6/1/25                                       70,000         70,178
  9.625%, due 11/1/21                                    130,000        160,595
Star Gas Partners L.P.
  10.25%, due 2/15/13                                    175,000        151,812
                                                                   ------------
                                                                        382,585
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Fisher Scientific International, Inc.
  8.00%, due 9/1/13                                      235,000        252,625
                                                                   ------------

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (1.4%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                $    190,000   $    190,000
Chemed Corp.
  8.75%, due 2/24/11                                     155,000        167,400
Highmark, Inc.
  6.80%, due 8/15/13 (c)                                 245,000        267,621
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                     240,000        266,765
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                                  75,000         83,062
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                     220,000        226,729
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                    285,000        307,800
Vanguard Health Holding Co. II
  (zero coupon), due 10/1/15                             100,000         68,000
  9.00%, due 10/1/14                                     175,000        182,437
                                                                   ------------
                                                                      1,759,814
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE (0.5%)
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                     80,000         86,500
Park Place Entertainment Corp.
  8.875%, due 9/15/08                                     35,000         38,544
  9.375%, due 2/15/07                                     45,000         48,094
President Casinos, Inc.
  12.00%, due 9/15/04 (c)(d)(g)(i)                        32,000         29,760
  13.00%, due 9/15/04 (d)(g)(i)                           72,000         64,800
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                                   172,000        184,470
  9.625%, due 6/1/14                                     175,000        147,875
  9.75%, due 4/15/13                                     100,000         87,500
                                                                   ------------
                                                                        687,543
                                                                   ------------
HOUSEHOLD DURABLES (0.2%)
D.R. Horton, Inc.
  5.625%, due 1/15/16                                    260,000        250,117
Fedders North America, Inc.
  9.875%, due 3/1/14                                      95,000         61,275
                                                                   ------------
                                                                        311,392
                                                                   ------------
HOUSEHOLD PRODUCTS (0.0%) (B)
Rayovac Corp.
  7.375%, due 2/1/15 (c)                                 235,000        227,950
  8.50%, due 10/1/13                                      60,000         61,650
                                                                   ------------
                                                                        289,600
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
INSURANCE (0.7%)
Crum & Forster Holding Corp.
  10.375%, due 6/15/13                              $    220,000   $    238,700
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                    255,000        260,738
Fund American Cos., Inc.
  5.875%, due 5/15/13                                    265,000        269,789
Lumbermens Mutual Casualty Co.
  8.45%, due 12/1/97 (c)(d)                               35,000          1,444
  9.15%, due 7/1/26 (c)(d)                               535,000         22,069
Phoenix Life Insurance
  7.15%, due 12/15/34 (c)                                 60,000         62,498
UnumProvident Corp.
  6.75%, due 12/15/28                                     30,000         28,156
                                                                   ------------
                                                                        883,394
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp.
  11.00%, due 5/1/08 (c)(g)(j)                            43,954         42,196
                                                                   ------------

IT SERVICES (0.2%)
Activant Solutions, Inc.
  9.09%, due 4/1/10 (c)                                   60,000         61,050
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                     140,000        129,469
  4.875%, due 1/15/14                                     50,000         40,921
                                                                   ------------
                                                                        231,440
                                                                   ------------
MACHINERY (0.5%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                      414,000        394,335
Mueller Group, Inc.
  10.00%, due 5/1/12                                     140,000        150,500
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                      100,000         92,500
                                                                   ------------
                                                                        637,335
                                                                   ------------
MEDIA (2.5%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/05 (d)                                  20,000         17,100
  10.25%, due 11/1/06 (d)                                155,000        132,525
  10.25%, due 6/15/11 (d)                                165,000        148,499
Bear Creek Corp.
  9.00%, due 3/1/13 (c)                                   40,000         39,200
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                     190,000        179,959
Dex Media East LLC
  12.125%, due 11/15/12                                   21,000         24,701

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (CONTINUED)
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (d)                          $    389,000   $    513,480
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     135,000        137,700
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                                   95,000         91,200
Medianews Group, Inc.
  6.875%, due 10/1/13                                     65,000         63,050
Morris Publishing Group LLC
  7.00%, due 8/1/13                                      220,000        213,400
PanAmSat Corp.
  9.00%, due 8/15/14                                      92,000         95,680
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25%, beginning 1/15/06                              290,000        269,699
Spanish Broadcastings System, Inc.
  9.625%, due 11/1/09                                     95,000         99,394
Time Warner Entertainment Co.
  10.15%, due 5/1/12                                     415,000        535,457
United Artists Theatre Circuit, Inc.
  Pass-Through Certificates
  Series 1995-A
  9.30%, due 7/1/15 (g)                                  126,971        129,511
Vertis, Inc.
  9.75%, due 4/1/09                                      120,000        120,000
Warner Music Group
  7.375%, due 4/15/14                                     95,000         95,000
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                     35,000         37,474
  10.00%, due 3/1/11                                      35,000         35,000
Ziff Davis Media, Inc.
  9.15%, due 5/1/2012 (c)(h)                             135,000        135,844
  Series B
  12.00%, due 8/12/09 (j)                                187,004        205,705
                                                                   ------------
                                                                      3,319,578
                                                                   ------------
METALS & MINING (0.3%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                     20,000         19,000
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                   185,000        193,325
United States Steel LLC
  10.75%, due 8/1/08                                     150,000        168,750
                                                                   ------------
                                                                        381,075
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
MULTILINE RETAIL (0.3%)
Kohl's Corp.
  6.00%, due 1/15/33                                $    285,000   $    298,033
Target Corp.
  8.60%, due 1/15/12                                     125,000        153,260
                                                                   ------------
                                                                        451,293
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER (2.2%)
AES Corp. (The)
  7.75%, due 3/1/14                                      200,000        204,000
  9.00%, due 5/15/15 (c)                                 400,000        436,000
AES Eastern Energy L.P.
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17                                      444,161        506,343
Calpine Corp.
  7.75%, due 4/15/09                                     110,000         54,175
  8.50%, due 7/15/10 (c)(e)                              536,000        372,520
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (f)(g)                             243,281        243,281
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                223,000        225,230
PSE&G Power LLC
  6.875%, due 4/15/06                                    300,000        307,935
Reliant Energy, Inc.
  9.25%, due 7/15/10                                      80,000         81,800
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05 (g)                                  30,235         30,376
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                                 258,277        167,880
TXU Corp.
  5.55%, due 11/15/14 (c)                                120,000        115,674
Westar Energy, Inc.
  7.875%, due 5/1/07                                      70,000         74,662
                                                                   ------------
                                                                      2,819,876
                                                                   ------------
OIL & GAS (2.1%)
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                                335,000        338,350
El Paso Corp.
  7.80%, due 8/1/31                                      150,000        136,125
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      555,000        559,163
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15(c)                                   190,000        190,670
Enterprise Products Operating L.P.
  Series B
  6.65%, due 10/15/34                                    155,000        162,432

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Evergreen Resources, Inc.
  5.875%, due 3/15/12                               $     50,000   $     50,013
Forest Oil Corp.
  8.00%, due 6/15/08                                     210,000        222,600
Hilcorp Energy I L.P.
  10.50%, due 9/1/10 (c)                                  15,000         16,574
Kern River Funding Corp.
  4.893%, due 4/30/18 (c)                                252,175        254,291
Mission Resources Corp.
  9.875%, due 4/1/11                                      85,000         93,075
Newfield Exploration Co.
  7.625%, due 3/1/11                                      15,000         16,125
  8.375%, due 8/15/12                                     15,000         16,125
Pacific Energy Partners L.P.
  7.125%, due 6/15/14                                     60,000         62,550
Plains Exploration & Production Co. Series B
  8.75%, due 7/1/12                                      100,000        108,000
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                      370,000        398,675
Whiting Petroleum Corp.
  7.25%, due 5/1/13                                      105,000        103,950
                                                                   ------------
                                                                      2,728,718
                                                                   ------------
PAPER & FOREST PRODUCTS (0.7%)
Georgia-Pacific Corp.
  8.875%, due 2/1/10                                     395,000        438,450
  8.875%, due 5/15/31                                     70,000         80,412
  9.375%, due 2/1/13                                      45,000         50,119
OMX Timber Finance Investments LLC
  5.42%, due 1/29/20 (c)                                 100,000        100,769
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     212,000        220,480
                                                                   ------------
                                                                        890,230
                                                                   ------------
PHARMACEUTICALS (0.1%)
Warner Chilcott Corp.
  8.75%, due 2/1/15 (c)                                   85,000         83,300
                                                                   ------------
REAL ESTATE (1.3%)
American Real Estate Partners L.P.
  8.125%, due 6/1/12                                     270,000        272,700
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                      73,000         81,395
  11.25%, due 6/15/11                                    244,000        272,060
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                     310,000        312,793

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
REAL ESTATE (CONTINUED)
HRPT Properties Trust
  5.75%, due 2/15/14                                $     65,000   $     66,706
iStar Financial, Inc.
  6.50%, due 12/15/13                                    230,000        236,953
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      255,000        246,075
Trustreet Properties, Inc.
  7.5%, due 4/1/15 (c)                                   250,000        250,625
                                                                   ------------
                                                                      1,739,307
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                    190,000        149,150
  7.75%, due 5/15/13                                      20,000         15,675
MagnaChip Semiconductor SA
  6.26%, due 12/15/11 (c)(h)                              95,000         88,825
  8.00%, due 12/15/14 (c)                                125,000        108,125
                                                                   ------------
                                                                        361,775
                                                                   ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
  4.75%, due 12/1/09 (c)                                  85,000         83,796
                                                                   ------------

SPECIALTY RETAIL (0.5%)
Blockbuster, Inc.
  9.00%, due 9/1/12 (c)                                  115,000        102,925
Stratus Technologies, Inc.
  10.375%, due 12/1/08                                    35,000         34,125
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                     345,000        311,363
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                    195,000        206,700
                                                                   ------------
                                                                        655,113
                                                                   ------------
TOBACCO (0.2%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                                 150,000        156,750
  10.625%, due 9/1/08 (c)                                160,000        167,200
                                                                   ------------
                                                                        323,950
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                    100,000         78,750
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09
  12.00%, beginning 7/31/05                              100,000        109,000
  11.00%, due 7/31/10                                     94,000        104,927

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                         $    200,000   $    151,000
AT&T Wireless Services, Inc.
  8.75%, due 3/1/31                                       45,000         61,369
Dobson Cellular Systems
  6.96%, due 11/1/11 (c)                                  40,000         40,800
  8.375%, due 11/1/11 (c)                                 40,000         40,400
  9.875%, due 11/1/12 (c)                                 75,000         75,750
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (d)                                233,000        170,090
Triton PCS, Inc.
  8.50%, due 6/1/13                                      235,000        203,275
                                                                   ------------
                                                                        956,611
                                                                   ------------
Total Corporate Bonds
  (Cost $39,444,163)                                                 40,029,270
                                                                   ------------

CORPORATE BONDS -- FOREIGN (9.5%)
-------------------------------------------------------------------------------
ARGENTINA (0.2%)
Argemtome Beverages Financial
  7.375%, due 3/22/12 (c)                           $    250,000        248,125
                                                                   ------------

BAHAMAS (0.1%)
Ultrapetrol Ltd.
  9.00%, due 11/24/14                               $    100,000         92,000
                                                                   ------------
BERMUDA (0.2%)
AES China Generating Co., Ltd.
  8.25%, due 6/26/10                                $    230,000        234,543
Intelsat Bermuda Ltd.
  7.805%, due 1/15/12 (c)                                200,000        200,500
  8.25%, due 1/15/13 (c)                                 135,000        136,013
                                                                   ------------
                                                                        571,056
                                                                   ------------
BRAZIL (0.3%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $    365,000        441,650
                                                                   ------------

CANADA (1.7%)
Calpine Canada Energy Finance
  8.50%, due 5/1/08 (e)                             $    426,000        213,000
Canadian Housing Trust
  3.70%, due 9/15/08 (c)                            C$   575,000        460,494
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                           $     40,000         40,000
  12.875%, due 3/1/11 (c)                                133,000        144,305

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CANADA (CONTINUED)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                         $    301,000   $    295,733
  11.125%, due 7/15/11                                    72,000         79,200
Rogers Cable, Inc.
  7.875%, due 5/1/12                                     245,000        252,350
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$   225,000        195,870
Sun Media Corp.
  7.625%, due 2/15/13                               $    210,000        214,200
Tembec Industries, Inc.
  7.75%, due 3/15/12                                     295,000        222,725
  8.50%, due 2/1/11                                       95,000         72,675
                                                                   ------------
                                                                      2,190,552
                                                                   ------------
CAYMAN ISLANDS (0.2%)
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (c)                           $    200,000        206,000
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                                100,000        101,000
                                                                   ------------
                                                                        307,000
                                                                   ------------
CHILE (0.4%)
AES General SA
  7.50%, due 3/25/14                                $    250,000        246,117
Corporacion Nacional del
  Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                                 55,000         56,672
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (c)                                200,000        219,070
                                                                   ------------
                                                                        521,859
                                                                   ------------
COLOMBIA (0.1%)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                           $     60,000         64,350
                                                                   ------------

DENMARK (0.2%)
Realkredit Danmark
  6.00%, due 10/1/29                                DK 1,516,361        271,385
                                                                   ------------

FRANCE (0.5%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                 $    350,000        378,000
  10.875%, due 3/1/13                                    215,000        245,637
                                                                   ------------
                                                                        623,637
                                                                   ------------
GERMANY (1.8%)
Citibank Global Markets
  (Severstal) Deutschland
  9.25%, due 4/19/14 (c)                            $    190,000        195,700
Gazprom Oao
  9.625%, due 3/1/13 (c)                                 160,000        187,600

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS -- FOREIGN (CONTINUED)
-------------------------------------------------------------------------------
GERMANY (CONTINUED)
Kreditanstalt fuer Wiederaufbau
  Series INTL
  4.75%, due 8/18/06                                E   $724,000   $    961,418
Kyivstar GSM
  10.375%, due 8/17/09 (c)                          $    275,000        306,625
Landwirtschaftliche Rentenbank
  Series E
  0.65%, due 9/30/08                                Y 50,000,000        483,456
Salomon Brothers (Sibneft) AG
  Series REGS
  10.75%, due 1/15/09                               $    100,000        111,220
                                                                   ------------
                                                                      2,246,019
                                                                   ------------
ISLE OF MAN (0.2%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(g)                     $    362,000        307,700
                                                                   ------------

KAZAKHSTAN (0.4%)
Kazkommerts International B.V.
  8.50%, due 4/16/13 (c)                            $    400,000        412,500
Tengizchevroil LLP
  6.124%, due 11/15/14 (c)                               100,000        100,250
                                                                   ------------
                                                                        512,750
                                                                   ------------
LIBERIA (0.1%)
Royal Caribbean Cruises Ltd.
  6.875%, due 12/1/13                               $     80,000         83,000
                                                                   ------------

LUXEMBURG (0.6%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                            $    200,000        208,000
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                    285,000        277,163
Mobile Telesystems Finance
  9.75%, due 1/30/08 (c)                                 150,000        162,000
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (c)                                 100,000        100,500
                                                                   ------------
                                                                        747,663
                                                                   ------------
MALAYSIA (0.0%) (B)
Tenga Nasional Berhad
  5.25%, due 5/5/15                                 $     50,000         49,529
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
MEXICO (0.6%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                               $    300,000   $    345,000
Telefonos de Mexico S.A.
  de C.V.
  4.50%, due 11/19/08                                    180,000        177,280
  4.75%, due 1/27/10 (c)                                 110,000        107,669
  8.25%, due 1/26/06                                     200,000        206,330
                                                                   ------------
                                                                        836,279
                                                                   ------------
NETHERLANDS (0.1%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                               $     50,000         51,072
Parmalat Finance Corp. B.V.
  6.25%, due 2/7/06 (d)                             E    300,000         86,863
                                                                   ------------
                                                                        137,935
                                                                   ------------
RUSSIA (0.2%)
Tyumen Oil Co.
  11.00%, due 11/6/07 (c)                           $    250,000        277,500
                                                                   ------------

SINGAPORE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                            $    190,000        191,539
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                                175,000        177,372
                                                                   ------------
                                                                        368,911
                                                                   ------------
SUPRANATIONAL (0.3%)
Invista
  9.25%, due 5/1/12 (c)                             $    205,000        218,581
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                    118,000        132,750
                                                                   ------------
                                                                        351,331
                                                                   ------------
SWEDEN (0.2%)
Stena AB
  9.625%, due 12/1/12                               $    200,000        216,500
                                                                   ------------

UNITED KINGDOM (0.8%)
Annington Finance
  4.376%, due 10/2/06                               L    136,923        260,639
Inmarsat Finance II PLC
  (zero coupon), due 11/15/12                       $    250,000        185,000
Ono Finance PLC
  10.50%, due 5/15/14 (c)                           E    235,000        314,507

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS -- FOREIGN (CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Vodafone Group PLC
  3.95%, due 1/30/08                                $    220,000   $    218,410
                                                                   ------------
                                                                        978,556
                                                                   ------------
Total Corporate Bonds -- Foreign
  (Cost $11,617,580)                                                 12,445,287
                                                                   ------------

FOREIGN GOVERNMENT BONDS (28.1%)
-------------------------------------------------------------------------------
AUSTRALIA (0.4%)
Australian Government
  Series 909
  7.50, due 9/15/09                                 A$   570,000        482,380
                                                                   ------------
AUSTRIA (0.7%)
Republic of Austria
  Series 2
  4.65%, due 1/15/18                                E    643,000        912,613
                                                                   ------------

BELGIUM (1.3%)
Kingdom of Belgium
  Series 42
  3.00%, due 9/28/08                                E    825,000      1,078,207
  Series 36
  5.00%, due 9/28/11                                     400,000        572,931
                                                                   ------------
                                                                      1,651,138
                                                                   ------------
BRAZIL (2.6%)
Republic of Brazil
  Series 11BR
  4.75%, due 4/10/07 (l)                            Y 25,000,000        245,804
  Series 20 year
  8.00%, due 4/15/14 (l)                            $    796,897        790,920
  11.00%, due 8/17/40                                  1,000,000      1,133,000
V    14.50%, due 10/15/09                              1,000,000      1,275,000
                                                                   ------------
                                                                      3,444,724
                                                                   ------------
CANADA (1.0%)
Canadian Government
  5.25%, due 6/1/12                                 C$   344,000        294,701
  5.50%, due 6/1/10                                      525,000        451,789
  5.75%, due 6/1/33 (k)                                  550,000        517,305
Province of Quebec
  5.00%, due 7/17/09                                $     80,000         82,202
                                                                   ------------
                                                                      1,345,997
                                                                   ------------
COLOMBIA (0.2%)
Republic of Colombia
  8.125%, due 5/21/24                               $    300,000        275,250
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
DENMARK (0.4%)
Kingdom of Denmark
  5.00%, due 11/15/13                               DK 2,985,000   $    581,936
                                                                   ------------

ECUADOR (0.4%)
Republic of Ecuador
  Series REGS
  8.00%, due 8/15/2030                              $    665,000        532,000
                                                                   ------------

EL SALVADOR (0.2%)
Republic of El Salvador
  7.75%, due 1/24/23 (c)                            $    250,000        274,374
                                                                   ------------

FRANCE (0.4%)
French Treasury Note
  4.75%, due 7/12/07                                E    400,000        541,615
                                                                   ------------

GERMANY (6.2%)
Republic of Deutschland
  Series 99
V    3.75%, due 1/4/09 (k)                          E  2,610,000      3,493,915
  Series 138
  4.50%, due 8/18/06                                     145,000        192,060
  Series 98
  4.75%, due 7/4/08                                      125,000        171,771
  Series 01
V    5.00%, due 7/4/11                                 1,405,000      2,011,378
  Series 98
  5.25%, due 1/4/08                                      704,000        971,897
  Series 99
  5.375%, due 1/4/10                                     450,000        644,880
  Series 00
  6.25%, due 1/4/30                                      350,000        613,991
                                                                   ------------
                                                                      8,099,892
                                                                   ------------
GREECE (1.8%)
Hellenic Republic
V    4.50%, due 5/20/14                             E  1,200,000      1,656,512
  5.90%, due 10/22/22                                    406,000        644,350
                                                                   ------------
                                                                      2,300,862
                                                                   ------------
INDONESIA (0.1%)
Republic of Indonesia
  7.25%, due 4/20/15 (c)                            $    180,000        173,250
                                                                   ------------

ITALY (1.7%)
Buoni Poliennali del Tesoro
  5.25%, due 12/15/05                               E    321,000        420,685
  5.50%, due 11/1/10                                     600,000        870,779
  6.50%, due 11/1/27                                     372,000        647,550

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
-------------------------------------------------------------------------------
ITALY (CONTINUED)
Republic of Italy
  3.80%, due 3/27/08                                Y 30,000,000   $    315,870
                                                                   ------------
                                                                      2,254,884
                                                                   ------------
JAPAN (2.3%)
Development Bank of Japan
  Series INTL
  1.05%, due 6/20/23                                Y 41,000,000        344,382
V    1.60%, due 6/20/14                              140,000,000      1,390,350
Japan Finance Corp. for Municipal Enterprises
  Series INTL
  1.55%, due 2/21/12                                 120,000,000      1,200,295
                                                                   ------------
                                                                      2,935,027
                                                                   ------------
MEXICO (1.2%)
United Mexican States
V    6.75%, due 9/27/34                             $  1,300,000      1,294,800
  8.125%, due 12/30/19                                   180,000        210,780
                                                                   ------------
                                                                      1,505,580
                                                                   ------------
NETHERLANDS (0.7%)
Netherlands Government
  3.75%, due 7/15/09                                E    634,000        850,375
                                                                   ------------

NORWAY (0.7%)
Norwegian Government
  6.75%, due 1/15/07                                NK 4,865,000        824,437
                                                                   ------------

PANAMA (0.3%)
Republic of Panama
  8.875%, due 9/30/27                               $    325,000        364,000
                                                                   ------------

PHILIPPINES (0.3%)
Republic of Philippines
  9.50%, due 2/2/30                                 $    250,000        245,000
  9.875%, due 1/15/19                                    200,000        209,500
                                                                   ------------
                                                                        454,500
                                                                   ------------
PORTUGAL (0.3%)
Portugal Obrigacoes do
  Tesouro OT
  3.00%, due 7/17/06                                E    335,000        435,556
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
RUSSIA (1.3%)
Russian Federation, Series REGS
  5.00%, due 3/31/30                                $  1,117,000   $  1,187,594
  8.25%, due 3/31/10                                     204,000        223,135
  10.00%, due 6/26/07                                    183,000        202,526
                                                                   ------------
                                                                      1,613,255
                                                                   ------------
SOUTH AFRICA (0.1%)
Republic of South Africa
  Series 3, Tranche 1
  7.00%, due 4/10/08                                E    100,000   $    142,171
                                                                   ------------

SWEDEN (0.6%)
Swedish Government
  Series 1043
  5.00%, due 1/28/09                                SK 3,070,000        465,628
  Series 1045
  5.25%, due 3/15/11                                   2,000,000        314,038
                                                                   ------------
                                                                        779,666
                                                                   ------------
TURKEY (0.3%)
Republic of Turkey
  7.375%, due 2/5/25                                $    470,000        431,225
                                                                   ------------

UKRAINE (0.1%)
Ukraine Government
  6.875%, due 3/4/11 (c)                            $    175,000        181,125
                                                                   ------------

UNITED KINGDOM (2.3%)
United Kingdom Treasury Bond
  4.00%, due 3/7/09 (k)                             L    247,000        462,353
  4.25%, due 6/7/32                                      300,000        554,707
  5.00%, due 3/7/12                                      100,000        196,136
  6.00%, due 12/7/28                                     175,000        408,630
  6.25%, due 11/25/10                                    465,000        963,165
  8.00%, due 6/7/21                                      140,000        372,160
                                                                   ------------
                                                                      2,957,151
                                                                   ------------
VENEZUELA (0.2%)
Republic of Venezuela
  Series DL
  13.625%, due 8/15/18                              $    181,000        236,205
                                                                   ------------
Total Foreign Government Bonds
  (Cost $32,664,530)                                                 36,581,188
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LOAN ASSIGNMENTS AND PARTICIPATIONS (0.9%)
-------------------------------------------------------------------------------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber
  Co. (The)
  Term Loan, Tranche B
  5.89%, due 4/30/10 (f)(h)                         $    250,000   $    247,545
                                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Metro PCS Wireless Bridge
  Bridge Loan, Series B
  7.50%, due 3/7/06 (f)(g)(h)                            150,000        150,000
                                                                   ------------

MEDIA (0.4%)
Fidelity National Information Solutions
  Term Loan B
  4.66%, due 3/9/13 (f)(h)                               462,500        460,534
                                                                   ------------
SOFTWARE (0.2%)
Telcordia Technologies, Inc.
  Term Loan
  5.8288%, due 9/15/12 (f)(h)                            250,000        248,203
                                                                   ------------
Total Loan Assignments &
  Participations
  (Cost $1,112,154)                                                   1,106,282
                                                                   ------------

MORTGAGE-BACKED SECURITIES (1.1%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.1%)
Bank of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 1/11/10                                    221,976        224,735
Citigroup Commercial Mortgage Trust
  Series 2004-C2 Class A5
  4.733%, due 10/15/41                                   220,000        217,903
LB-UBS Commercial Mortgage Trust
  Series 2004-C2 Class A2
  3.246%, due 3/15/29                                    195,000        187,184
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                                   276,568        272,779
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                    248,690        245,334
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                     199,269        194,739

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Wachovia Bank National
  Association Mortgage Trust
  Series 2004-C14 Class A1
  3.477%, due 8/15/41                               $     97,348   $     95,843
                                                                   ------------
Total Mortgage-Backed
  Securities
  (Cost $1,459,620)                                                   1,438,517
                                                                   ------------

MUNICIPAL BOND (0.1%)
-------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  5.683%, due 3/1/23                                     120,000        121,864
                                                                   ------------
Total Municipal Bond
  (Cost $120,447)                                                       121,864
                                                                   ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (18.3%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  (MORTGAGE PASS-THROUGH SECURITIES) (3.3%)
  3.00%, due 8/1/10                                      111,699        107,134
  4.348%, due 3/1/35                                     170,000        169,285
  5.00%, due 6/1/33-8/1/33                             1,276,530      1,267,798
  5.00%, due 6/13/35 (m)                                 805,000        795,441
  5.50%, due 2/1/33-3/1/33                             1,088,249      1,101,377
  5.50%, due 6/13/35 (m)                                 845,000        852,130
                                                                   ------------
                                                                      4,293,165
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.1%)
  4.00%, due 9/2/08                                      870,000        863,492
  4.625%, due 5/1/13                                     135,000        133,620
  4.75%, due 1/2/07                                      580,000        586,923
  5.125%, due 1/2/14                                     150,000        152,979
  5.25%, due 8/1/12                                      660,000        683,973
  5.50%, due 5/2/06                                      635,000        645,796
  6.25%, due 2/1/11                                      185,000        200,114
  6.32%, due 8/15/08                                     178,251        187,358
  6.625%, due 9/15/09                                    325,000        356,202
  7.00%, due 7/15/05                                     263,000        265,000
                                                                   ------------
                                                                      4,075,457
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.4%)
  4.50%, due 4/1/18-11/1/18                            1,163,817      1,154,016
  5.00%, due 9/1/17                                      511,150        515,740
  5.00%, due 5/12/35 (m)                                 240,000        237,600
  5.50%, due 5/2/06                                      571,888        578,034
V    5.50%, due 6/16/20 (m)                            2,725,000      2,782,906
  5.50%, due 11/1/33                                   1,171,264      1,183,851

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 12/1/33                                $    725,134   $    732,927
V    5.50%, due 6/13/35 (m)                            1,490,000      1,500,710
V    6.00%, due 6/13/35 (m)                            1,825,000      1,870,056
  6.50%, due 8/1/31-6/1/32                               223,651        232,907
  7.00%, due 2/1/32-4/1/32                                96,610        102,103
  7.50%, due 8/1/31                                       93,997        100,736
                                                                   ------------
                                                                     10,991,586
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.3%)
  6.00%, due 4/15/29-8/15/32                             258,584        267,182
  7.50%, due 12/15/23-12/15/28                            86,745         93,434
                                                                   ------------
                                                                        360,616
                                                                   ------------
U.S. TREASURY BONDS (1.3%)
  5.375%, due 2/15/31                                    265,000        299,305
  6.00%, due 2/15/26                                     835,000        988,007
  6.875%, due 8/15/25                                    305,000        395,285
                                                                   ------------
                                                                      1,682,597
                                                                   ------------
U.S. TREASURY NOTES (1.9%)
  3.00%, due 2/15/08 (n)                                 160,000        156,937
  4.00%, due 2/15/15                                     845,000        831,302
V    4.625%, due 5/15/06 (n)                           1,470,000      1,488,032
                                                                   ------------
                                                                      2,476,271
                                                                   ------------
Total U.S. Government & Federal Agencies
  (Cost $23,768,154)                                                 23,879,692
                                                                   ------------
YANKEE BONDS (1.4%) (O)
-------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                    185,000        174,825
                                                                   ------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                      14,592         14,884
  10.00%, due 11/5/10                                    350,123        390,387
                                                                   ------------
                                                                        405,271
                                                                   ------------
FOREIGN GOVERNMENT (0.2%)
Financement Quebec
  5.00%, due 10/25/12                                    190,000        194,844
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
INSURANCE (0.3%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                               $     15,000   $     12,525
  7.75%, due 4/26/12-7/15/37                             130,000        114,706
  8.30%, due 4/15/26                                      15,000         12,638
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                    255,000        265,461
                                                                   ------------
                                                                        405,330
                                                                   ------------
METALS & MINING (0.2%)
Algoma Steel, Inc.
  11.00%, due 12/31/09                                   234,000        254,475
                                                                   ------------

OIL & GAS (0.1%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                     60,000         65,400
                                                                   ------------

PAPER & FOREST PRODUCTS (0.1%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                     95,000         76,474
                                                                   ------------

ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                    150,000        150,375
                                                                   ------------
Total Yankee Bonds
  (Cost $1,609,337)                                                   1,726,994
                                                                   ------------
Total Long-Term Bonds
  (Cost $114,657,257)                                               119,979,659
                                                                   ------------

                                                          SHARES
COMMON STOCKS (0.7%)
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
ICO Global Communications Holdings Ltd. (a)(g)            18,510         53,957
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
QuadraMed Corp. (a)(g)                                    27,862         33,156
Skilled Healthcare Group, Inc. (a)(f)(g)(i)                  110          1,760
                                                                   ------------
                                                                         34,916
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp. (a)(f)(g)(i)                                 14,276         35,869
Remote Dynamics, Inc. (a)                                  5,174          7,502
                                                                   ------------
                                                                         43,371
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23


                                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MACHINERY (0.1%)
Morris Material Handling, Inc. (a)(f)(g)(i)                  886   $      4,696
Thermadyne Holdings Corp. (a)(g)                          11,719        144,143
                                                                   ------------
                                                                        148,839
                                                                   ------------
MEDIA (0.4%)
UnitedGlobalCom, Inc. (a)                                 63,643        569,605
                                                                   ------------
METALS & MINING (0.1%)
ACP Holding Co. (a)(c)(g)                                 42,447         76,405
                                                                   ------------

TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc. (a)(f)(g)(i)                522              5
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc. (a)(f)(g)(i)                    26,677         33,346
                                                                   ------------
Total Common Stocks
  (Cost $1,131,761)                                                     960,444
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS (0.2%)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Pacific & Atlantic (Holdings), Inc.
  7.50%, Class A (a)(f)(g)(i)                                166              2
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
QuadraMed Corp.
  5.50% (c)(g)                                             9,500        175,750
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  12.00% (a)(f)(g)(i)                                      1,882         21,172
                                                                   ------------
Total Convertible
  Preferred Stocks
  (Cost $258,463)                                                       196,924
                                                                   ------------

PREFERRED STOCKS (0.6%)
-------------------------------------------------------------------------------
MEDIA (0.2%)
Haights Cross
  Communications, Inc.
  16.00%, Class B (f)(g)                                   3,700        207,200


                                                          SHARES          VALUE
MEDIA (CONTINUED)
Paxson Communications Corp.
  14.25% (a)(k)                                                6   $     42,476
Ziff Davis Media, Inc.
  10.00%, Series E-1 (g)                                      48         33,120
                                                                   ------------
                                                                        282,796
                                                                   ------------
REAL ESTATE (0.4%)
Sovereign Real Estate
  Investment Corp.
  12.00%, Class A (c)                                        358        508,360
                                                                   ------------
Total Preferred Stocks
  (Cost $539,298)                                                       791,156
                                                                   ------------

WARRANTS (0.1%)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(g)(i)                                175              2
                                                                   ------------

MEDIA (0.0%) (B)
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(f)(g)(i)                                 6              1
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(f)(g)(i)                             3,350             33
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(g)(i)                                405              4
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                    8,954            895
                                                                   ------------
                                                                            933
                                                                   ------------
METALS & MINING (0.1%)
ACP Holding Co.
  Strike $0.01
  Expire 10/7/13 (a)(c)(g)                                42,051         75,692
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(f)(g)(i)                             17,266            173
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(f)(g)(i)                             11,293            113

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES          VALUE
WARRANTS (CONTINUED)
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Ubiquitel Operating Co.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(g)                                   225   $          2
                                                                   ------------
                                                                            288
                                                                   ------------
Total Warrants
  (Cost $76,355)                                                         76,915
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (12.6%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (11.7%)
American General Finance Corp.
  2.79%, due 5/2/05                                 $    560,000        559,957
  2.86%, due 5/4/05                                    2,845,000      2,844,322
Federal Home Loan Banks
  2.80%, due 5/20/05                                   1,275,000      1,273,068
Freddie Mac Discount Note
  2.84%, due 5/18/05                                     885,000        883,813
General Electric Capital Corp.
  2.84%, due 5/10/05                                     220,000        219,844
International Business Machines Corp.
  2.75%, due 5/5/05                                    1,940,000      1,939,405
Morgan Stanley & Co.
  2.83%, due 5/12/05                                     795,000        794,311
Toyota Motor Credit Corp.
  2.80%, due 5/5/05                                    2,540,000      2,539,209
UBS Finance LLC
  2.70%, due 5/2/05                                    4,205,000      4,204,658
                                                                   ------------
Total Commercial Paper
  (Cost $15,258,587)                                                 15,258,587
                                                                   ------------
INVESTMENT COMPANY (0.4%)
AIM Institutional Funds Group (q)                        502,436        502,436
                                                                   ------------
Total Investment Company
  (Cost $502,436)                                                       502,436
                                                                   ------------
MASTER NOTE (0.4%)
Banc of America Securities LLC
  3.0799%, due 5/2/05 (q)                                500,000        500,000
                                                                   ------------
Total Master Note
  (Cost $500,000)                                                       500,000
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
REPURCHASE AGREEMENTS (0.1%)
CS First Boston LLC
  3.0528%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $55,013 (q)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $52,499
  and a Market Value of $51,001)                    $     50,000   $     50,000
Merrill Lynch & Co., Inc.
  3.0816%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity
  $100,026 (q)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $101,316
  and a Market Value of $105,001)                        100,000        100,000
                                                                   ------------
Total Repurchase Agreements
  (Cost $150,000)                                                       150,000
                                                                   ------------
Total Short-Term Investments
  (Cost $16,411,023)                                                 16,411,023
                                                                   ------------
Total Investments
  (Cost $133,074,157) (r)                                  106.4%  $138,416,121(s)
Liabilities in Excess of Cash and Other Assets              (6.4)    (8,292,994)
                                                    ------------   ------------
Net Assets                                                 100.0%  $130,123,127
                                                    ============   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  Represents a security of which a portion is out on loan.
(f)  Restricted security.
(g)  Illiquid security.
(h)  Floating rate. Rate shown is the rate in effect at April 30, 2005.
(i)  Fair valued security. The total market value of these securities at April
     30, 2005 is $191,736 which reflects 0.1% of the Fund's net assets.
(j) PIK ("Payment in Kind") -- Dividend payment is made with additional securities.
(k)  Partially segregated for foreign currency forward contracts.
(l)  Brady bond.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

(m) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual amount and the maturity date will be determined upon settlement. The market value of these securities at April 30, 2005 is $8,038,843.
(n)  Segregated as collateral for TBA.
(o) Yankee bond -- Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(p) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(q) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(r)  The cost for federal income tax purposes is $136,229,538.
(s) At April 30, 2005, net unrealized appreciation was $2,186,583 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,434,460 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,247,877.
The following abbreviations are used in the above portfolio:
A$ -- Australian Dollar.
C$ -- Canadian Dollar.
DK -- Danish Krone.
E  -- Euro.
Y  -- Japanese Yen.
NK -- Norwegian Krone.
L  -- Pound Sterling.
SK  -- Swedish Krona.
$  -- U.S. Dollar.

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $133,074,157) including
  $1,085,821 market value of securities loaned  $138,416,121
Cash denominated in foreign currencies
  (identified cost $200,428)                         196,786
Cash                                                 194,635
Receivables:
  Dividends and interest                           2,098,441
  Investment securities sold                         311,456
  Fund shares sold                                   104,741
Other assets                                          36,470
Unrealized appreciation on foreign currency
  forward contracts                                    3,845
                                                ------------
    Total assets                                 141,362,495
                                                ------------
LIABILITIES:
Securities lending collateral                      1,152,437
Payables:
  Investments securities purchased                 9,430,564
  Fund shares redeemed                               148,371
  Transfer agent                                     113,089
  NYLIFE Distributors                                 83,508
  Manager                                             62,184
  Custodian                                            7,001
  Trustees                                                48
Accrued expenses                                      74,128
Unrealized depreciation on foreign currency
  forward contracts                                   41,648
Dividend payable                                     126,390
                                                ------------
    Total liabilities                             11,239,368
                                                ------------
Net assets                                      $130,123,127
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     43,030
  Class B                                             85,044
  Class C                                             17,616
  Class I                                                150
Additional paid-in capital                       131,829,750
Accumulated distributions in excess of net
  investment income                               (1,979,677)
Accumulated net realized loss on investments
  and option transactions                         (4,824,814)
Accumulated net realized loss on foreign
  currency and foreign currency forward
  contracts                                         (351,855)
Net unrealized appreciation on investments         5,341,964
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          (38,081)
                                                ------------
Net assets                                      $130,123,127
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 38,464,424
                                                ============
Shares of beneficial interest outstanding          4,302,986
                                                ============
Net asset value per share outstanding           $       8.94
Maximum sales charge (4.50% of offering price)          0.42
                                                ------------
Maximum offering price per share outstanding    $       9.36
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 75,818,512
                                                ============
Shares of beneficial interest outstanding          8,504,418
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.92
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 15,705,558
                                                ============
Shares of beneficial interest outstanding          1,761,640
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.92
                                                ============
CLASS I
Net assets applicable to outstanding shares     $    134,633
                                                ============
Shares of beneficial interest outstanding             15,047
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.95
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $    33,173
  Interest                                         3,735,298
  Income from securities loaned -- net                 8,916
                                                 -----------
    Total income                                   3,777,387
                                                 -----------
EXPENSES:
  Manager                                            395,664
  Distribution -- Class B                            289,243
  Distribution -- Class C                             60,639
  Transfer agent -- Classes A, B and C               172,852
  Transfer agent -- Class I                              152
  Service -- Class A                                  48,081
  Service -- Class B                                  96,414
  Service -- Class C                                  20,213
  Shareholder communication                           29,208
  Professional                                        28,525
  Custodian                                           22,646
  Recordkeeping                                       19,815
  Trustees                                             5,174
  Miscellaneous                                       63,264
                                                 -----------
    Total expenses before waiver/reimbursement     1,251,890
  Fees waived/reimbursed by Manager                   (7,917)
                                                 -----------
    Net expenses                                   1,243,973
                                                 -----------
Net investment income                              2,533,414
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                              531,077
  Foreign currency transactions                     (351,855)
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                              179,222
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           (1,577,916)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                272,242
                                                 -----------
Net unrealized loss on investments and foreign
  currency transactions                           (1,305,674)
                                                 -----------
Net realized and unrealized loss on investments
  and foreign currency transactions               (1,126,452)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,406,962
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $1,908.

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,533,414   $  5,022,102
 Net realized gain on investments,
  written options and foreign
  currency transactions                   179,222      1,463,519
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (1,305,674)     2,711,331
                                     ---------------------------
 Net increase in net assets
  resulting from operations             1,406,962      9,196,952
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (838,689)    (1,919,553)
   Class B                             (1,392,458)    (3,675,328)
   Class C                               (291,919)      (641,929)
   Class I                                 (2,957)        (1,934)
                                     ---------------------------
 Total dividends to shareholders       (2,526,023)    (6,238,744)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              7,048,452     17,280,589
   Class B                              5,531,776     16,298,457
   Class C                              4,643,076      8,650,466
   Class I                                 63,947         70,412
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends dividends and
  distributions:
   Class A                                612,018      1,328,042
   Class B                              1,042,747      2,718,981
   Class C                                148,986        322,308
   Class I                                  2,483          1,737
                                     ---------------------------
                                       19,093,485     46,670,992
 Cost of shares redeemed:
   Class A                             (6,028,942)   (13,341,129)
   Class B                             (8,078,355)   (16,712,880)
   Class C                             (3,375,622)    (5,355,622)
   Class I                                 (2,207)            --
                                     ---------------------------
                                      (17,485,126)   (35,409,631)
                                     ---------------------------
    Increase in net assets derived
     from capital share
     transactions                       1,608,359     11,261,361
                                     ---------------------------
    Net increase in net assets            489,298     14,219,569
NET ASSETS:
Beginning of period                   129,633,829    115,414,260
                                     ---------------------------
End of period                        $130,123,127   $129,633,829
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 period                              $ (1,979,677)  $ (1,987,068)
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SIX MONTHS                       JANUARY 1,                          CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                         9.01          $  8.77          $  7.97        $  8.22      $  8.37      $  9.20      $  9.71
                                 -------          -------          -------        -------      -------      -------      -------
Net investment income               0.20 (a)         0.40 (a)         0.39 (a)       0.55 (a)     0.67 (a)(e)    0.73       0.67
Net realized and unrealized
  gain (loss) on investments       (0.06)            0.37             0.86          (0.03)       (0.14)(e)    (0.61)       (0.45)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.01)           (0.05)            0.01          (0.15)        0.01        (0.26)        0.00 (d)
                                 -------          -------          -------        -------      -------      -------      -------
Total from investment
  operations                        0.13             0.72             1.26           0.37         0.54        (0.14)        0.22
                                 -------          -------          -------        -------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income       (0.20)           (0.48)           (0.38)         (0.46)       (0.62)       (0.55)       (0.70)
  From net realized gain on
    investments                       --               --               --             --           --           --        (0.03)
  Return of capital                   --               --            (0.08)         (0.16)       (0.07)       (0.14)        0.00 (d)
                                 -------          -------          -------        -------      -------      -------      -------
Total dividends and
  distributions                    (0.20)           (0.48)           (0.46)         (0.62)       (0.69)       (0.69)       (0.73)
                                 -------          -------          -------        -------      -------      -------      -------
Net asset value at end of
  period                         $  8.94          $  9.01          $  8.77        $  7.97      $  8.22      $  8.37      $  9.20
                                 =======          =======          =======        =======      =======      =======      =======
Total investment return (b)         1.40%(c)         8.44%           16.22%(c)       4.78%        6.62%       (1.57%)       2.30%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           4.37%+           4.48%            5.59%+         6.95%        7.95%(e)     8.27%        6.97%
    Net expenses                    1.36%+           1.41%            1.46%+         1.49%        1.44%        1.47%        1.34%
    Expenses (before
      waiver/reimbursement)         1.37%+           1.41%            1.46%+         1.49%        1.44%        1.47%        1.34%
Portfolio turnover rate               45%(f)           84%              80%            84%         141%         187%         244%
Net assets at end of period
  (in 000's)                     $38,464          $37,179          $31,042        $18,297      $15,066      $18,909      $19,922

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                           CLASS C
                                  ENDED         YEAR ENDED         THROUGH        ------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,               YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002        2001        2000        1999
Net asset value at beginning
  of period                      $  8.99          $  8.75          $  7.95        $ 8.20      $ 8.36      $ 9.19      $ 9.70
                                 -------          -------          -------        ------      ------      ------      ------
Net investment income (loss)        0.16 (a)         0.33 (a)         0.34 (a)      0.49 (a)    0.61 (a)(e)   0.67      0.60
Net realized and unrealized
  gain (loss) on investments       (0.06)            0.39             0.86         (0.03)      (0.15)(e)   (0.61)      (0.45)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.01)           (0.06)            0.01         (0.15)       0.01       (0.26)       0.00 (d)
                                 -------          -------          -------        ------      ------      ------      ------
Total from investment
  operations                        0.09             0.66             1.21          0.31        0.47       (0.20)       0.15
                                 -------          -------          -------        ------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income       (0.16)           (0.42)           (0.34)        (0.42)      (0.56)      (0.50)      (0.63)
  From net realized gain on
    investments                       --               --               --            --          --          --       (0.03)
  Return of capital                   --               --            (0.07)        (0.14)      (0.07)      (0.13)      (0.00)(d)
                                 -------          -------          -------        ------      ------      ------      ------
Total dividends and
  distributions                    (0.16)           (0.42)           (0.41)        (0.56)      (0.63)      (0.63)      (0.66)
                                 -------          -------          -------        ------      ------      ------      ------
Net asset value at end of
  period                         $  8.92          $  8.99          $  8.75        $ 7.95      $ 8.20      $ 8.36      $ 9.19
                                 =======          =======          =======        ======      ======      ======      ======
Total investment return (b)         1.02%(c)         7.68%           15.55%(c)      3.99%       5.78%      (2.28%)      1.54%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.62%+           3.73%            4.84%+        6.20%       7.20%(e)    7.52%       6.22%
    Net expenses                    2.11%+           2.16%            2.21%+        2.24%       2.19%       2.22%       2.09%
    Expenses (before
      waiver/reimbursement)         2.12%+           2.16%            2.21%+        2.24%       2.19%       2.22%       2.09%
Portfolio turnover rate               45%(f)           84%              80%           84%        141%        187%        244%
Net assets at end of period
  (in 000's)                     $15,706          $14,449          $10,573        $5,967      $2,965      $2,895      $  768

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Class I shares were first offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  $ 0.00(c)     $ 0.00(c)     $ 0.00(c)
Increase net realized and unrealized gains and losses             0.00(c)       0.00(c)       0.00(c)
Decrease ratio of net investment income                          (0.13%)       (0.13%)       (0.13%)

(f)  Portfolio turnover rate, not including mortgage dollar roles, for the six months ended
     April 30, 2005 is 31%.

 30   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

    SIX MONTHS                       JANUARY 1,                          CLASS B
      ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
      2005*            2004            2003**          2002         2001         2000         1999
     $  8.99          $  8.75          $  7.95        $  8.20      $  8.36      $  9.19      $  9.70
     -------          -------          -------        -------      -------      -------      -------
        0.16(a)          0.33(a)          0.34(a)        0.49(a)      0.61(a)(e)    0.67        0.60
       (0.06)            0.39             0.86          (0.03)       (0.15)(e)    (0.61)       (0.45)
       (0.01)           (0.06)            0.01          (0.15)        0.01        (0.26)        0.00(d)
     -------          -------          -------        -------      -------      -------      -------
        0.09             0.66             1.21           0.31         0.47        (0.20)        0.15
     -------          -------          -------        -------      -------      -------      -------
       (0.16)           (0.42)           (0.34)         (0.42)       (0.56)       (0.50)       (0.63)
          --               --               --             --           --           --        (0.03)
          --               --            (0.07)         (0.14)       (0.07)       (0.13)       (0.00)(d)
     -------          -------          -------        -------      -------      -------      -------
       (0.16)           (0.42)           (0.41)         (0.56)       (0.63)       (0.63)       (0.66)
     -------          -------          -------        -------      -------      -------      -------
     $  8.92          $  8.99          $  8.75        $  7.95      $  8.20      $  8.36      $  9.19
     =======          =======          =======        =======      =======      =======      =======
        1.02%(c)         7.68%           15.55%(c)       3.99%        5.78%       (2.28)%       1.54%
        3.62%+           3.73%            4.84%+         6.20%        7.20%(e)     7.52%        6.22%
        2.11%+           2.16%            2.21%+         2.24%        2.19%        2.22%        2.09%
        2.12%+           2.16%            2.21%+         2.24%        2.19%        2.22%        2.09%
          45%(f)           84%              80%            84%         141%         187%         244%
     $75,819          $77,933          $73,799        $55,842      $51,694      $47,607      $59,645

                         CLASS I
                       -----------
                       JANUARY 2,
    SIX MONTHS           2004***
      ENDED              THROUGH
    APRIL 30,          OCTOBER 31,
      2005*               2004
      $ 9.02             $ 8.96
      ------             ------
        0.21(a)            0.33(a)
       (0.06)              0.16
       (0.01)             (0.02)
      ------             ------
        0.14               0.47
      ------             ------
       (0.21)             (0.41)
          --                 --
          --                 --
      ------             ------
       (0.21)             (0.41)
      ------             ------
      $ 8.95             $ 9.02
      ======             ======
        1.52%(c)           5.44%(c)
        4.63%+             4.77%+
        1.10%+             1.12%+
        1.11%+             1.12%+
          45%(f)             84%
      $  135             $   72

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    31

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares and Class I shares were initially offered on September 1, 1998 and January 2, 2004, respectively. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time.) Equity securities are valued at the latest quoted sales prices as of the close of trading on the Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last sale price on the market where such options are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The total value of securities that were valued in such manner amounted to $191,736 at April 30, 2005.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 32   MainStay Diversified Income Fund

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(E) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and

                                                    www.mainstayfunds.com     33
any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 9).

(F) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(G) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(I) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized, and unrealized gains and losses are incurred.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 34   MainStay Diversified Income Fund

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets over $500 million. Effective December 1, 2004, NYLIM also voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively. NYLIM also voluntarily agreed to an equivalent reduction in the management fee for Class I shares. For the six months ended April 30, 2005 the Manager earned from the Fund $395,664, and waived its fees and/or reimbursed expenses in the amount of $7,917.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $18,284 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $280, $36,207 and $1,344, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $173,004.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Diversified Income Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, NYLIFE Distributors held shares of Class B with a value of $7,490,203 which represents 9.9% of Class B net assets and 5.8% of the total Fund's net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the

                                                    www.mainstayfunds.com     35

General Counsel of NYLIM amounted to $2,363 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $19,815 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- RESTRICTED SECURITIES:

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2005:

                                                                    PRINCIPAL
                                                    DATE(S) OF        AMOUNT/                           4/30/05      PERCENT OF
SECURITY                                           ACQUISITION         SHARES             COST            VALUE      NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                                 11/26/03      $243,281       $  243,866       $  243,281              0.2%
-------------------------------------------------------------------------------------------------------------------------------
Fidelity National Information Solutions
  Term Loan B
  4.66%, due 3/9/13                            3/16/05-4/25/05       462,500          462,500          460,534              0.4
-------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                        10/15/02        14,276           15,790           35,869              0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Term Loan, Tranche B
  5.89%, due 4/30/10                                   4/15/05       250,000          250,000          247,545              0.2
  Corporate Bond
  11.00%, 3/1/11                                       3/12/04       425,000          422,764          463,250              0.4
-------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                      1/22/04         3,700          172,130          207,200              0.1
  Warrants                                             1/22/04             6                1                1              0.0(a)
  Warrants, Preferred Class A                          1/22/04         3,350               33               33              0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Metro PCS Wireless Bridge
  Bridge Loan, Series B
  7.50%, due 3/7/06                                    3/24/05       150,000          150,000          150,000              0.1
-------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                                 12/28/01-10/17/02         886              413            4,696              0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                                         9/11/03        26,677           15,483           33,346              0.0(a)
  Convertible Preferred Stock
  12.00%                                               12/3/02         1,882           20,961           21,172              0.0(a)
  Warrants                                             9/11/03        17,266           15,295              173              0.0(a)
  Warrants, Redeemable Preferred                       12/3/02        11,293              113              113              0.0(a)
-------------------------------------------------------------------------------------------------------------------------------

 36   MainStay Diversified Income Fund

                                                                    PRINCIPAL
                                                    DATE(S) OF        AMOUNT/                           4/30/05      PERCENT OF
SECURITY                                           ACQUISITION         SHARES             COST            VALUE      NET ASSETS
North Atlantic Trading Co., Inc.
  Common Stock                                         4/21/04           522       $        5       $        5              0.0%(a)
-------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc.
  Convertible Preferred Stock
  7.50%, Class A                                       2/10/05           166                2                2              0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                          9/4/03           110                1            1,760              0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Telecordia Technologies, Inc.
  Term Loan
  5.8288%, due 9/15/12                                  4/5/05      $250,000          249,654          248,203              0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   $2,019,011       $2,117,183              1.6%
-------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 6 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $4,552,109 were available as shown in the table below to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNT
 AVAILABLE THROUGH   (000'S)
       2007          $   45
       2008           1,959
       2009             864
       2010           1,161
       2011             523
 ---------------------------
                     $4,552
 ---------------------------

The tax character of distributions paid during year ended October 31, 2004, the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004          2003          2002
Distributions paid
from:
  Ordinary Income      $6,238,744    $4,096,153    $3,853,568
  Return of Capital            --       809,635     1,327,627
--------------------------------------------------------------
                       $6,238,744    $4,905,788    $5,181,195
--------------------------------------------------------------

NOTE 7 -- FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

Foreign currency forward contracts open at April 30, 2005:

                                                                   CONTRACT          CONTRACT            UNREALIZED
                                                                     AMOUNT            AMOUNT         APPRECIATION/
                                                                       SOLD         PURCHASED        (DEPRECIATION)
Foreign Currency Sale Contracts
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 5/24/05             C$   567,765        $  456,403        $         3,845
-------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 5/18/05                        E  4,000,000        $5,127,600                (39,256)
-------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 7/6/05                         E    313,963        $  404,000                 (2,110)
-------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 5/25/05              L    841,469        $1,604,682                   (282)
-------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts                                                                                         $       (37,803)
-------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

Foreign currency held at April 30, 2005:

                        CURRENCY                                COST       VALUE
Australian Dollar                          A$         8    $      6    $      6
Canadian Dollar                            C$         6           5           5
Danish Krone                               DK   793,817     137,564     135,057
Euro                                       E     15,713      20,432      19,220
Pound Sterling                             L      1,979       3,723       3,274
Japanese Yen                               Y  4,112,673      38,698      39,224
--------------------------------------------------------------------------------
                                                           $200,428    $196,786
--------------------------------------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the six months ended April 30, 2005, purchases and sales of U.S. Government securities were $35,664 and $37,241, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $23,400 and $18,039, respectively.

NOTE 9 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $1,085,821. The Fund received $1,152,437 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 10 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 11 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED
                                                    APRIL 30, 2005**
                                          CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                                 776       610       511        7
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                67       115        17       --(a)
-------------------------------------------------------------------------------
                                            843       725       528        7
Shares redeemed                            (666)     (892)     (374)      --(a)
-------------------------------------------------------------------------------
Net increase (decrease)                     177      (167)      154        7
-------------------------------------------------------------------------------

                                                        YEAR ENDED
                                                     OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C   CLASS I*

Shares sold                                1,941     1,830       972        8
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                150       307        36       --(a)
--------------------------------------------------------------------------------
                                           2,091     2,137     1,008        8
Shares redeemed                           (1,503)   (1,896)     (608)      --
--------------------------------------------------------------------------------
Net increase                                 588       241       400        8
--------------------------------------------------------------------------------

*   First offered on January 2, 2004.
**  Unaudited.
(a) Less than one thousand.

NOTE 12 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been

 38   MainStay Diversified Income Fund
targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     39

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 40   MainStay Diversified Income Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     41

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 42   MainStay Diversified Income Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     43

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 44   MainStay Diversified Income Fund

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07238         (RECYCLE SYMBOL)       MS225-05                MSDI10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Mid Cap Value Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Trustees and Officers                                                         23
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

MainStay Funds                                                                27

                                                     www.mainstayfunds.com     3

 4   MainStay Mid Cap Value Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -1.61%   3.12%  6.92%     10.10%
Excluding sales charges   4.12    9.12   8.14      11.01

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     9450.00                           10000.00
                                                                           9389.00                           10433.00
                                                                          11932.00                            9965.00
                                                                          14743.00                           11918.00
                                                                          14406.00                           12921.00
                                                                          13128.00                           11178.00
                                                                          16067.00                           15082.00
4/30/05                                                                   19467.00                           18144.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -1.26%   3.38%  7.02%     10.18%
Excluding sales charges   3.74    8.38   7.33      10.18

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           9908.00                           10433.00
                                                                          12488.00                            9965.00
                                                                          15309.00                           11918.00
                                                                          14863.00                           12921.00
                                                                          13433.00                           11178.00
                                                                          16324.00                           15082.00
4/30/05                                                                   19562.00                           18144.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges        2.74%   7.38%  7.33%     10.18%
Excluding sales charges   3.74    8.38   7.33      10.18

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           9908.00                           10433.00
                                                                          12488.00                            9965.00
                                                                          15309.00                           11918.00
                                                                          14863.00                           12921.00
                                                                          13433.00                           11178.00
                                                                          16324.00                           15082.00
4/30/05                                                                   19562.00                           18144.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (6/1/98) through 12/31/03, performance for Class I, R1, and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                          4.30%   9.51%  8.45%     11.32%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     9450.00                           10000.00
                                                                          11771.60                           10433.20
                                                                          13166.30                            9964.80
                                                                          15603.60                           11918.00
                                                                          16741.50                           12920.80
                                                                          13663.00                           11178.10
                                                                          17840.50                           15081.90
4/30/05                                                                   21001.00                           18144.30

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                          4.23%   9.44%  8.35%     11.21%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           9940.00                           10433.20
                                                                          12652.80                            9964.80
                                                                          15658.80                           11918.00
                                                                          15323.50                           12920.80
                                                                          13984.10                           11178.10
                                                                          17145.50                           15081.90
4/30/05                                                                   20863.00                           18144.30

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
                          4.12%    9.12%  8.05%     10.91%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                   10000.00                            10000.00
                                                                          9931.63                            10433.20
                                                                         12608.00                             9964.80
                                                                         15560.10                            11918.00
                                                                         15189.90                            12920.80
                                                                         13829.00                            11178.10
                                                                         16901.00                            15081.90
4/30/05                                                                  20477.00                            18144.30

                                     SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE               MONTHS   YEAR    YEARS   INCEPTION
----------------------------------------------------------------------

Russell Midcap(R) Value Index(1)     8.81%   20.30%  12.73%     9.00%
Average Lipper mid cap value
  fund(2)                            5.46    11.37   11.12      8.81

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,041.40           $ 6.88            $1,018.20            $ 6.81
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,037.75           $10.66            $1,014.45            $10.54
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,037.75           $10.66            $1,014.45            $10.54
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,043.25           $ 5.22            $1,019.85            $ 5.16
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,042.55           $ 5.72            $1,019.35            $ 5.66
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,041.40           $ 6.98            $1,018.10            $ 6.91
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each Class (1.36% for Class A, 2.11% for Class B and Class C, 1.03% for Class I, 1.13% for Class R1, and 1.38% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay Mid Cap Value Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

                                                                                                            LIABILITIES IN EXCESS
                                            SHORT TERM           U.S. CORPORATE         PURCHASED PUT         OF CASH AND OTHER
U.S. COMMON STOCKS                         INVESTMENTS               BONDS                 OPTIONS                 ASSETS
------------------                         -----------           --------------         -------------       ---------------------
86.9                                          13.10                   0.10                   0.10                   -0.20

See Portfolio of Investments on page 10 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Transocean, Inc.
 2.  Rowan Cos., Inc.
 3.  ENSCO International, Inc.
 4.  GlobalSanteFe Corp.
 5.  Pride International, Inc.
 6.  Owens-Illinois, Inc.
 7.  Bowater, Inc.
 8.  Abitibi-Consolidated, Inc.
 9.  PMI Group, Inc. (The)
10.  Smurfit-Stone Container Corp.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen and Michael C. Sheridan of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Value Index.(1) In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In particular, we look for equities that we deem to be undervalued based on a number of factors, including relative valuation, ability to grow dividends, and corporate management.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

During the reporting period, accommodative worldwide monetary policies and generally low interest rates led to rapid global economic growth. Demand for raw materials was particularly strong among emerging Asian countries, including China and India. Sharply rising prices for energy and commodities helped energy and basic materials stocks generate strong performance. Industrial stocks also benefited from global growth. Late in the reporting period, investors came to question how long demand would last, which placed pressure on these sectors relative to the broad market. Despite economic expansion, interest rates generally remained quite low, allowing interest-rate-sensitive areas, such as real estate investment trusts (REITs) and utilities to produce solid gains.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's overweighted position in the energy sector enhanced results during the reporting period. Our decision to underweight the financials sector also helped the Fund's performance. On the other hand, the Fund's overweighted position in materials, along with poor stock selection in the sector, detracted from results. Although health care stocks provided strong performance, our difficulty finding good value candidates in the sector placed a relative drag on the Fund's results. The same was true in the utilities sector, which did well, although in our view it was largely devoid of value.

DID THE FUND CHANGE ANY OF IT WEIGHTINGS?

When the reporting period began, the Fund held an overweighted position in the industrials sector. As many of the Fund's industrial holdings approached our price targets, we sold them on the belief that they offered little additional upside potential. At the end of the reporting period, the Fund's industrials weighting was roughly in line with that of the Russell MidCap(R) Value Index.

Throughout the reporting period, we purchased what we viewed as attractive equities in the materials sector. Additions were made to Fund holdings such as Bowater and Smurfit-Stone Container. We also committed capital to Owens Illinois, a glass container manufacturer, and Abitibi-Consolidated, a paper and wood products manufacturer. We continue to believe that for patient investors, the materials sector offers good potential for value realization.

WHAT WERE SOME OF THE FUND'S SUCCESS STORIES?

Transocean, the world's largest offshore drilling company, appreciated 31.6%(2) during the reporting period. Utilization of the company's high-specification drill ships and semisubmersible rigs reached nearly full capacity, and Transocean's day rates increased dramatically. Other strong-performing energy holdings included Pride International (+20.7%) and Global SantaFe Corporation (+14.4%). Kerr-McGee (+32.8%) is an oil and gas exploration and production company and a chemical producer whose stock rose as the company generated strong earnings and cash flows. Kerr-McGee also restructured its asset base and benefited from a Dutch tender for 30% of the company's outstanding shares.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS DURING THE REPORTING PERIOD?

The largest drag on performance during the period came from the Fund's materials holdings, where paper companies Smurfit-Stone Container (-24.5%), Abitibi-Consolidated (-28.6%), and Bowater (-10.9%) all detracted. Despite this poor showing, strong valuation support and appropriate catalysts continue


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies.
1. See footnote on page 5 for more information about the Russell Midcap(R) Value Index.
2. Performance percentages for Fund holdings reflect the total-return performance of the indicated securities for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter. Purchases and sales in the Fund's portfolio may cause the performance of Fund holdings to differ from the performance of the securities themselves.

 8   MainStay Mid Cap Value Fund
to reinforce our belief that these holdings will be rewarding over time. Mortgage insurer PMI Group (-9.2%) declined when investors became concerned that relatively low interest rates might generate a new cycle of refinancing. We believe that this is unlikely and that PMI Group should be a strong beneficiary of any interest-rate increases that may occur in the future.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

We believe that the market provides excellent opportunities and high levels of risk, and in our opinion, the Fund is appropriately positioned for these dynamics. We continue to see opportunities in the energy sector in general and offshore drillers in particular. Basic materials producers are just starting to enjoy increasing demand, high factory operating rates, low inventories, and price increases. We feel that a weaker U.S. dollar should disproportionately benefit the U.S.-based producers held by the Fund.

At the same time, we have sought to underweight risk-laden areas of the market and have carefully chosen stocks in these sectors. In the financials sector, for example, we are concerned about high bank valuations, little apparent demand for new loans, and the potential for credit deterioration. Our assessment of long-term valuations suggests that REITs and utilities may be overvalued. Consumer cyclicals appear overvalued as well, with some areas trading at very high or even record valuations. We believe that all of these sectors look extremely vulnerable to higher interest rates, a weaker dollar, and energy prices that may remain high. For these reasons, the Fund has underweighted all of these sectors, which together make up a substantial portion of the Russell MidCap(R) Value Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                           SHARES          VALUE
COMMON STOCKS (86.9%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
Raytheon Co.                                              131,642   $  4,951,056
                                                                    ------------
AUTO COMPONENTS (0.7%)
TRW Automotive Holdings Corp. (a)                         146,500      2,609,165
                                                                    ------------
BEVERAGES (0.8%)
Molson Coors Brewing Co. Class B                           51,900      3,204,825
                                                                    ------------
CHEMICALS (3.9%)
Air Products & Chemicals, Inc.                             81,103      4,763,179
Arch Chemicals, Inc.                                      209,182      5,392,712
Crompton Corp.                                            184,300      2,589,415
Mosaic Co. (The) (a)                                       28,800        370,080
Olin Corp.                                                109,625      1,944,748
                                                                    ------------
                                                                      15,060,134
                                                                    ------------
COMMERCIAL BANKS (3.0%)
Compass Bancshares, Inc. (a)                              153,514      6,604,172
Hibernia Corp. Class A                                     78,857      2,462,704
Marshall & Ilsley Corp.                                    54,143      2,308,658
                                                                    ------------
                                                                      11,375,534
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Imagistics International, Inc. (a)                         11,196        300,612
Pitney Bowes, Inc.                                        157,111      7,026,004
                                                                    ------------
                                                                       7,326,616
                                                                    ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Lucent Technologies, Inc. (a)                             833,600      2,025,648
                                                                    ------------

CONTAINERS & PACKAGING (10.2%)
V  Owens-Illinois, Inc. (a)                               631,600     15,486,832
V  Smurfit-Stone Container Corp. (a)                    1,005,500     13,182,105
Temple-Inland, Inc.                                       301,000     10,158,750
                                                                    ------------
                                                                      38,827,687
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp.                                               49,313      2,808,868
                                                                    ------------
ELECTRIC UTILITIES (4.3%)
Entergy Corp.                                              62,387      4,572,967
FirstEnergy Corp.                                          67,288      2,928,374
PG&E Corp.                                                 74,525      2,587,508
PPL Corp.                                                 113,300      6,147,658
                                                                    ------------
                                                                      16,236,507
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (25.6%)
Diamond Offshore Drilling, Inc.                            82,500      3,639,075
V  ENSCO International, Inc.                              603,922     19,687,857


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
V  GlobalSantaFe Corp.                                    468,056   $ 15,726,682
V  Pride International, Inc. (a)                          702,900     15,674,670
V  Rowan Cos., Inc. (a)                                   748,700     19,863,011
V  Transocean, Inc. (a)                                   507,500     23,532,775
                                                                    ------------
                                                                      98,124,070
                                                                    ------------
FOOD & STAPLES RETAILING (1.9%)
Kroger Co. (The) (a)                                      448,500      7,072,845
                                                                    ------------

FOOD PRODUCTS (2.3%)
Cadbury Schweppes PLC ADR (b)                             213,000      8,658,450
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Apria Healthcare Group, Inc. (a)                          111,400      3,353,140
Universal Health Services, Inc. Class B                    32,700      1,855,398
                                                                    ------------
                                                                       5,208,538
                                                                    ------------
INSURANCE (2.7%)
Axis Capital Holdings, Ltd.                                10,300        273,980
Hartford Financial Services Group, Inc. (The)             114,947      8,318,714
St. Paul Travelers Cos., Inc. (The)                        53,200      1,904,560
                                                                    ------------
                                                                      10,497,254
                                                                    ------------
IT SERVICES (1.1%)
Computer Sciences Corp. (a)                                93,252      4,054,597
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Mattel, Inc.                                               98,600      1,779,730
                                                                    ------------

MACHINERY (4.6%)
AGCO Corp. (a)                                            436,831      7,513,493
Cummins, Inc.                                              24,325      1,654,100
Navistar International Corp. (a)                          174,202      5,144,185
Timken Co. (The)                                          124,200      3,085,128
                                                                    ------------
                                                                      17,396,906
                                                                    ------------
MEDIA (0.4%)
Regal Entertainment Group Class A                          81,400      1,651,606
                                                                    ------------

OIL & GAS (2.0%)
Kerr-McGee Corp.                                           99,100      7,690,160
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (7.8%)
V  Abitibi-Consolidated, Inc.                           3,495,600   $ 14,824,344
V  Bowater, Inc.                                          465,851     15,135,499
                                                                    ------------
                                                                      29,956,843
                                                                    ------------
REAL ESTATE (1.2%)
General Growth Properties, Inc.                            31,448      1,229,931
Highwoods Properties, Inc.                                123,063      3,461,762
                                                                    ------------
                                                                       4,691,693
                                                                    ------------
ROAD & RAIL (2.8%)
Burlington Northern Santa Fe Corp.                        155,395      7,497,809
CSX Corp.                                                  78,761      3,160,679
                                                                    ------------
                                                                      10,658,488
                                                                    ------------
SOFTWARE (0.4%)
BMC Software, Inc. (a)                                     88,200      1,428,840
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (4.8%)
V  PMI Group, Inc. (The)                                  387,900     13,638,564
Sovereign Bancorp, Inc.                                   229,621      4,723,304
                                                                    ------------
                                                                      18,361,868
                                                                    ------------
Total Common Stocks
  (Cost $287,251,112)                                                331,657,928
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
LONG-TERM BONDS (0.1%)
--------------------------------------------------------------------------------
CORPORATE BONDS (0.1%)
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Caithness Coso Funding Corp. Series B
  9.05%, due 12/15/09                               $     322,781        345,376
                                                                    ------------
Total Long-term Bonds
  (Cost $293,841)                                                        345,376
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (C)
PURCHASED PUT OPTIONS (0.1%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE (0.1%)
Transocean Inc. Strike @ $45.00
  Expire 8/20/05(a)                                         1,269        342,630
                                                                    ------------
Total Purchased Put Options
  (Premium $365,471)                                                     342,630
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE

SHORT-TERM INVESTMENTS (13.1%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (13.1%)
American General Finance Corp.
  2.86%, due 5/4/05                                 $   7,000,000      6,998,331
Freddie Mac Discount Note
  2.84%, due 5/18/05                                    7,105,000      7,095,469
Morgan Stanley Dean
  Witter & Co.
  2.81%, due 5/3/05                                     2,500,000      2,498,435
Rabobank USA Financial Corp.
  2.90%, due 5/3/05                                     7,120,000      7,118,853
Toyota Motor Credit Corp.
  2.80%, due 5/5/05                                     3,740,000      3,738,835
UBS Finance (Delaware) LLC
  2.93%, due 5/4/05                                     9,735,000      9,734,207
USAA Capital Corp.
  2.77%, due 5/4/05                                    12,275,000     12,272,163
  2.92%, due 5/13/05                                      550,000        549,465
                                                                    ------------
Total Commercial Paper
  (Cost $50,005,758)                                                  50,005,758
                                                                    ------------
Total Short-Term Investments
  (Cost $50,005,758)                                                  50,005,758
                                                                    ------------
Total Investments
  (Cost $337,916,182) (d)                                   100.1%   382,351,692(e)
Liabilities in Excess of Cash and Other Assets               (0.1)      (291,895)
                                                    -------------   ------------
Net Assets                                                  100.0%  $381,717,167
                                                    =============   ============

(a)  Non-income producing security.
(b)  ADR - American Depositary Receipts.
(c)  One contract relates to 100 shares.
(d)  The cost for federal income tax purposes is $337,658,455.
(e) At April 30, 2005 net unrealized appreciation was $44,350,607, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $59,955,233, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,604,626.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $337,916,182)                $382,351,692
Cash                                                   3,234
Receivables:
  Fund shares sold                                   999,106
  Dividends and interest                             236,898
Other Assets                                          78,143
                                                ------------
    Total assets                                 383,669,073
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                               982,084
  Transfer agent                                     403,884
  NYLIFE Distributors                                238,030
  Manager                                            227,188
  Custodian                                            5,822
  Trustees                                             2,548
Accrued expenses                                      92,350
                                                ------------
    Total liabilities                              1,951,906
                                                ------------
Net assets                                      $381,717,167
                                                ============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest (par value of
  $.01 per share) unlimited number of shares
  authorized:
  Class A                                       $     82,070
  Class B                                            130,078
  Class C                                             26,179
  Class I                                                205
  Class R1                                               692
  Class R2                                             1,145
Additional paid-in capital                       322,212,134
Accumulated net investment loss                     (416,054)
Accumulated net realized gain on investments      15,245,208
Net unrealized appreciation on investments on
  investments                                     44,435,510
                                                ------------
Net assets                                      $381,717,167
                                                ============
CLASS A
Net assets applicable to outstanding shares     $132,316,904
                                                ============
Shares of beneficial interest outstanding          8,207,066
                                                ============
Net asset value per share outstanding           $      16.12
Maximum sales charge (5.50% of offering price)          0.94
                                                ------------
Maximum offering price per share outstanding    $      17.06
                                                ============
CLASS B
Net assets applicable to outstanding shares     $204,871,515
                                                ============
Shares of beneficial interest outstanding         13,007,752
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.75
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 41,230,864
                                                ============
Shares of beneficial interest outstanding          2,617,904
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.75
                                                ============
CLASS I
Net assets applicable to outstanding shares     $    331,761
                                                ============
Shares of beneficial interest outstanding             20,478
                                                ============
Net asset value and offering price per share
  outstanding                                   $      16.20
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $  1,120,697
                                                ============
Shares of beneficial interest outstanding             69,223
                                                ============
Net asset value and offering price per share
  outstanding                                   $      16.19
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $  1,845,426
                                                ============
Shares of beneficial interest outstanding            114,478
                                                ============
Net asset value and offering price per share
  outstanding                                   $      16.12
                                                ============

 12   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,491,615
  Interest                                           628,457
                                                 -----------
    Total Income                                   3,120,072
                                                 -----------
EXPENSES:
  Manager                                          1,339,229
  Distribution -- Class B                            778,832
  Distribution -- Class C                            157,979
  Distribution -- Class R2                             1,682
  Transfer agent -- Class A, B and C                 615,650
  Transfer agent -- Class I, R1 and R2                 3,505
  Service -- Class A                                 162,541
  Service -- Class B                                 259,601
  Service -- Class C                                  52,657
  Service -- Class R1                                    581
  Service -- Class R2                                    689
  Shareholder communication                           53,426
  Professional                                        40,295
  Registration                                        37,355
  Recordkeeping                                       32,351
  Custodian                                           19,068
  Trustees                                            11,474
  Miscellaneous                                       15,163
                                                 -----------
    Total expenses before waiver/reimbursement     3,582,078
  Fees waived/reimbursed by Manager                  (45,952)
                                                 -----------
  Net expenses                                     3,536,126
                                                 -----------
Net investment loss                                 (416,054)
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  15,352,157
Net change in unrealized appreciation on:
  Security transactions                           (2,476,959)
Net unrealized loss on investments                (2,476,959)
                                                 -----------
Net realized and unrealized gain on investments   12,875,198
                                                 -----------
Net increase in net assets resulting from
  operations                                     $12,459,144
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                        2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $   (416,054)  $   (760,694)
 Net realized gain on
  investments                     15,352,157     14,705,022
 Net change in unrealized
  appreciation on investments     (2,476,959)    31,407,947
                                ---------------------------
 Net increase in net assets
  resulting from operations       12,459,144     45,352,275
                                ---------------------------

Distributions to shareholders:

 From net realized gain on investment:
   Class A                        (1,832,457)            --
   Class B                        (2,997,487)            --
   Class C                          (612,883)            --
   Class I                            (4,372)            --
   Class R1                          (16,133)            --
   Class R2                          (13,805)            --
                                ---------------------------
 Total distributions to
  shareholders                    (5,477,137)            --
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                        31,628,210     45,632,106
   Class B                        23,661,716     36,003,609
   Class C                         5,195,342      9,050,836
   Class I                           333,356          1,000
   Class R1                          153,067      1,108,901
   Class R2                        1,631,542      1,133,738

 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A                         1,618,210             --
   Class B                         2,758,693             --
   Class C                           489,565             --
   Class I                             4,372             --
   Class R1                           16,133             --
   Class R2                           13,805             --
                                ---------------------------
                                  67,504,011     92,930,190
  Cost of shares redeemed:
    Class A                      (19,623,474)   (34,827,078)
    Class B                      (16,778,824)   (25,489,485)
    Class C                       (5,181,367)    (7,963,268)
    Class I                               --             --
    Class R1                        (150,942)       (65,929)
    Class R2                        (617,685)      (319,582)
                                ---------------------------
                                 (42,352,292)   (68,665,342)
                                ---------------------------
    Increase in net assets
     derived from capital
     share transactions           25,151,719     24,264,848
                                ---------------------------
    Net increase in net assets    32,133,726     69,617,123

                                        2005           2004

NET ASSETS:
Beginning of period             $349,583,441   $279,966,318
                                ---------------------------
End of period                   $381,717,167   $349,583,441
                                ===========================
Accumulated net investment
 loss                           $   (416,054)  $         --
                                ===========================

 14   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                             CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $  15.71        $  13.50          $ 11.51        $ 13.47      $ 13.14      $ 11.81      $ 10.25
                                 --------        --------          -------        -------      -------      -------      -------
Net investment income (loss)         0.02            0.03             0.04           0.06         0.12         0.21         0.22
Net realized and unrealized
  gain (loss) on investments         0.63            2.18             1.97          (1.90)        0.52         2.44         2.30
                                 --------        --------          -------        -------      -------      -------      -------
Total from investment
  operations                         0.65            2.21             2.01          (1.84)        0.64         2.65         2.52
                                 --------        --------          -------        -------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income           --              --            (0.02)         (0.06)       (0.12)       (0.21)       (0.22)
  From net realized gain on
    investments                     (0.24)             --               --          (0.06)       (0.19)       (1.02)       (0.74)
In excess of net realized gain
  on investments                       --              --               --             --           --        (0.09)          --
                                 --------        --------          -------        -------      -------      -------      -------
Total dividends and
  distributions                     (0.24)           0.00            (0.02)         (0.12)       (0.31)       (1.32)       (0.96)
                                 --------        --------          -------        -------      -------      -------      -------
Net asset value at end of
  period                         $  16.12        $  15.71          $ 13.50        $ 11.51      $ 13.47      $ 13.14      $ 11.81
                                 ========        ========          =======        =======      =======      =======      =======
                                                                                                                           25.11%
Total investment return (a)          4.12%(b)       16.37%        17.53   %(b)     (13.67%)       4.88%       22.79%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                         0.27%+          0.27%            0.45%+         0.71%        0.95%        1.66%        1.94%
    Net expenses                     1.36%+          1.43%            1.54%+         1.50%        1.53%        1.59%        1.65%
    Expenses (before
      waiver/reimbursement)          1.38%+          1.43%            1.54%+         1.50%        1.53%        1.59%        1.82%
Portfolio turnover rate                17%             33%              30%            46%         100%         148%         193%
Net assets at end of period
  (in 000's)                     $132,317        $116,396          $90,349        $80,442      $40,692      $32,782      $18,764

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                            CLASS C
                                  ENDED         YEAR ENDED         THROUGH        --------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000        1999
Net asset value at beginning
  of period                      $ 15.41          $ 13.34          $ 11.42        $ 13.41      $ 13.09      $11.78      $10.24
                                 -------          -------          -------        -------      -------      ------      ------
Net investment income (loss)       (0.04)           (0.07)           (0.03)         (0.01)        0.03        0.12        0.15
Net realized and unrealized
  gain (loss) on investments        0.62             2.14             1.95          (1.92)        0.51        2.42        2.28
                                 -------          -------          -------        -------      -------      ------      ------
Total from investment
  operations                        0.58             2.07             1.92          (1.93)        0.54        2.54        2.43
                                 -------          -------          -------        -------      -------      ------      ------
Less dividends and
  distributions:
  From net investment income          --               --               --             --        (0.03)      (0.12)      (0.15)
  From net realized gain on
    investments                    (0.24)              --               --          (0.06)       (0.19)      (1.02)      (0.74)
In excess of net realized gain
  on investments                      --               --               --             --           --       (0.09)         --
                                 -------          -------          -------        -------      -------      ------      ------
Total dividends and
  distributions                    (0.24)            0.00             0.00          (0.06)       (0.22)      (1.23)      (0.89)
                                 -------          -------          -------        -------      -------      ------      ------
Net asset value at end of
  period                         $ 15.75          $ 15.41          $ 13.34        $ 11.42      $ 13.41      $13.09      $11.78
                                 =======          =======          =======        =======      =======      ======      ======
Total investment return (a)         3.74%(b)        15.52%           16.81%(b)     (14.35%)       4.17%      21.83%      24.16%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       (0.48%)+         (0.48%)          (0.30%)+       (0.04%)       0.20%       0.91%       1.19%
    Net expenses                    2.11%+           2.18%            2.29%+         2.25%        2.28%       2.34%       2.40%
    Expenses (before
      waiver/reimbursement)         2.13%+           2.18%            2.29%+         2.25%        2.28%       2.34%       2.57%
Portfolio turnover rate               17%              33%              30%            46%         100%        148%        193%
Net assets at end of period
  (in 000's)                     $41,231          $39,884          $33,501        $28,183      $10,586      $2,803      $  824

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  First offered on January 1, 2004.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Classes I, R1, and R2 are not subject to sales charge.
(b)  Total Return is not annualized.

 16   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                              CLASS B
      ENDED         YEAR ENDED         THROUGH        ------------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                  YEAR ENDED DECEMBER 31,
      2005*            2004            2003**           2002          2001         2000         1999
     $  15.41       $    13.34        $  11.42        $  13.41      $  13.09      $ 11.78      $ 10.24
     --------       ----------        --------        --------      --------      -------      -------
        (0.04)           (0.07)          (0.03)          (0.01)         0.03         0.12         0.15
         0.62             2.14            1.95           (1.92)         0.51         2.42         2.28
     --------       ----------        --------        --------      --------      -------      -------
         0.58             2.07            1.92           (1.93)         0.54         2.54         2.43
     --------       ----------        --------        --------      --------      -------      -------
           --               --              --              --         (0.03)       (0.12)       (0.15)
        (0.24)              --              --           (0.06)        (0.19)       (1.02)       (0.74)
           --               --              --              --            --        (0.09)          --
     --------       ----------        --------        --------      --------      -------      -------
        (0.24)              --              --           (0.06)        (0.22)       (1.23)       (0.89)
     --------       ----------        --------        --------      --------      -------      -------
     $  15.75       $    15.41        $  13.34        $  11.42      $  13.41      $ 13.09      $ 11.78
     ========       ==========        ========        ========      ========      =======      =======
         3.74%(b)        15.52%          16.81%(b)      (14.35%)        4.17%       21.83%       24.16%
        (0.48%)+         (0.48%)         (0.30%)+        (0.04%)        0.20%        0.91%        1.19%
         2.11%+           2.18%           2.29%+          2.25%         2.28%        2.34%        2.40%
         2.13%+           2.18%           2.29%+          2.25%         2.28%        2.34%        2.57%
           17%              33%             30%             46%          100%         148%         193%
     $204,872       $1,891,390        $156,116        $130,024      $105,146      $50,172      $23,803

               CLASS I                                CLASS R1                               CLASS R2
    ------------------------------         ------------------------------         ------------------------------
                       JANUARY 2,                             JANUARY 2,                             JANUARY 2,
    SIX MONTHS           2004***           SIX MONTHS           2004***           SIX MONTHS           2004***
      ENDED              THROUGH             ENDED              THROUGH             ENDED              THROUGH
    APRIL 30,          OCTOBER 31,         APRIL 30,          OCTOBER 31,         APRIL 30,          OCTOBER 31,
      2005*               2004               2005*               2004               2005*               2004
      $15.76             $14.81              $15.76             $14.81              $15.71             $14.81
      ------             ------              ------             ------              ------             ------
        0.03               0.07                0.04              (0.01)               0.01              (0.02)
        0.65               0.88                0.63               0.96                0.64               0.92
      ------             ------              ------             ------              ------             ------
        0.68               0.95                0.67               0.95                0.65               0.90
      ------             ------              ------             ------              ------             ------
          --                 --                  --                 --                  --                 --
       (0.24)                --               (0.24)                --               (0.24)                --
          --                 --                  --                 --                  --                 --
      ------             ------              ------             ------              ------             ------
       (0.24)                --               (0.24)                --               (0.24)                --
      ------             ------              ------             ------              ------             ------
      $16.20             $15.76              $16.19             $15.76              $16.12             $15.71
      ======             ======              ======             ======              ======             ======
        4.30%(b)           6.41%(b)            4.23%(b)           6.41%(b)            4.12%(b)           6.08%(b)
        0.38%+             0.70%+              0.50%+             0.56%+              0.16%+             0.26%+
        1.03%+             1.00%+              1.13%+             1.14%+              1.38%+             1.44%+
        1.05%+             1.00%+              1.15%+             1.14%+              1.40%+             1.44%+
          17%                33%                 17%                33%                 17%                33%
      $  332             $    1              $1,121             $1,075              $1,845             $  837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares, Class R1 shares and Class R2 shares are not subject to sales charge. The six classes bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid

 18   MainStay Mid Cap Value Fund
assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See
Note 6.)

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively to interest income, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% on assets over $500 million. Prior to December 1, 2004, the Manager voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. NYLIM had agreed to an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. In addition, effective December 1, 2004, NYLIM voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the six months ended April 30, 2005, the Manager earned from the Fund $1,339,229. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2005.

                                                    www.mainstayfunds.com     19

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $58,502 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,157, $139,853 and $3,525, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $619,155.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,164 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $32,351 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002,

 20   MainStay Mid Cap Value Fund
shown in the Statement of Changes in Net Assets, are as follows:

                                2004       2003         2002
Distributions paid from:
  Ordinary income                --    $144,291   $  328,297
  Long-term capital gain         --          --    1,332,629
------------------------------------------------------------
                                 --    $144,291   $1,660,926
------------------------------------------------------------

NOTE 6 -- PURCHASED OPTIONS:
Purchased option activity for period ended April 30, 2005 was as follows:

                                      CONTRACTS    PREMIUM
Options outstanding at
  October 31, 2004                         --     $      --
-----------------------------------------------------------
Options purchased                      (1,269)     (365,472)
-----------------------------------------------------------
Options outstanding at
  April 30, 2005                       (1,269)    $(365,472)
-----------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $65,909 and $57,661, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                     SIX MONTHS ENDED
                                     APRIL 30, 2005**
                                CLASS A   CLASS B   CLASS C
Shares sold                      1,867     1,432      314
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     99       172       31
-----------------------------------------------------------
                                 1,966     1,604      345
-----------------------------------------------------------
Shares redeemed                 (1,168)   (1,017)    (315)
-----------------------------------------------------------
Net increase                       798       587       30
-----------------------------------------------------------

                                    SIX MONTHS ENDED
                                    APRIL 30, 2005**
                              CLASS I   CLASS R1   CLASS R2

Shares sold                     20          9         97
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions             --          1          1
-----------------------------------------------------------
                                20         10         98
-----------------------------------------------------------
Shares redeemed                 --         (9)       (37)
-----------------------------------------------------------
Net increase                    20          1         61
-----------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                      3,034     2,434       614
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     --        --        --
-----------------------------------------------------------
                                 3,034     2,434       614
-----------------------------------------------------------
Shares redeemed                 (2,319)   (1,720)     (537)
-----------------------------------------------------------
Net increase                       715       714        77
-----------------------------------------------------------

                                JANUARY 1, 2004* THROUGH
                                    OCTOBER 31, 2004
                              CLASS I   CLASS R1   CLASS R2

Shares sold                     --(a)      72         74
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions             --         --         --
-----------------------------------------------------------
                                --(a)      72         74
-----------------------------------------------------------
Shares redeemed                 --         (4)       (21)
-----------------------------------------------------------
Net increase                    --(a)      68         53
-----------------------------------------------------------

*   First offered on January 2, 2004.
**  Unaudited.
(a) Less than one thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM

                                                    www.mainstayfunds.com     21
does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 22   MainStay Mid Cap Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Mid Cap Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 26   MainStay Mid Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     27

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07236         (RECYCLE SYMBOL)       MS225-05                MSMV10-06/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20

Trustees and Officers                                                         26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

MainStay Funds                                                                30

 2   MainStay Global High Income Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -1.31%   11.08%  13.31%     9.91%
Excluding sales charges   3.34    16.32   14.36     10.64

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------          -----------------------
6/1/98                                                                      9550                              10000
                                                                            8770                               9862
                                                                            9829                              11009
                                                                           10386                              12403
                                                                           12683                              14038
                                                                           14894                              16542
                                                                           16530                              18076
4/30/05                                                                    19227                              20500

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -1.88%   10.43%  13.26%    9.78%
Excluding sales charges   3.02    15.43   13.50     9.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------          -----------------------
6/1/98                                                                     10000                              10000
                                                                            9114                               9862
                                                                           10128                              11009
                                                                           10614                              12403
                                                                           12865                              14038
                                                                           15003                              16542
                                                                           16529                              18076
4/30/05                                                                    19079                              20500

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges        2.04%   14.43%  13.50%    9.78%
Excluding sales charges   3.02    15.43   13.50     9.78

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------          -----------------------
6/1/98                                                                     10000                              10000
                                                                            9114                               9862
                                                                           10128                              11009
                                                                           10614                              12403
                                                                           12865                              14038
                                                                           15003                              16542
                                                                           16529                              18076
4/30/05                                                                    19079                              20500

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maxi-mum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

                                             SIX      ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                       MONTHS   YEAR    YEARS    INCEPTION
-------------------------------------------------------------------------------
JPMorgan EMBI Global Diversified Index(1)    3.24%   13.41%  13.24%     10.93%
Average Lipper emerging markets debt
  fund(2)                                    4.59%   16.11   14.09      10.19

1. The JPMorgan EMBI Global Diversified Index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local-market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES           5% RETURN           EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,033.60           $ 3.16            $1,017.90            $ 3.14
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,030.55           $10.93            $1,014.15            $10.84
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,030.55           $10.93            $1,014.15            $10.84
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.42% for Class A and 2.17% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     5

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Governments & Federal Agencies                                                    67.8%
Corporate Bonds                                                                   19.2%
Short-Term Investments (Collateral from securities lending is 7.8%)               10.8%
Brady Bonds                                                                        8.2%
Yankee Bonds                                                                       0.8%
Loan Participations                                                                0.4%
Liabilities in Excess of Cash and Other Assets                                    (7.2)%

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Russian Federation 5.00%, due 3/31/30
 2.  United Mexican States 8.125%, due 12/30/19
 3.  Republic of Brazil 8.00%, due 4/15/14
 4.  Republic of Venezuela 9.25%, due 9/15/27
 5.  PEMEX Project Funding Master Trust 7.375%, due
     12/15/14
 6.  Republic of Brazil 11.00%, due 1/11/12
 7.  Republic of Philippines 9.50%, due 2/2/30
 8.  Republic of Brazil 8.25%, due 1/20/34
 9.  Russian Federation 11.00%, due 7/24/18
10.  Republic of Brazil 11.0%, due 8/17/40

 6   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, and Jeffrey H. Saxon of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in high-yield securities, including debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries. The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P. The Fund principally invests in emerging markets, but may also invest in established economies. In implementing this strategy, we seek to identify investment opportunities with an approach that includes country selection, local currency evaluation, and individual security analysis based on such factors as financial condition and competitiveness. We may consider a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth, and governmental policies.

During the reporting period, all of the assets and liabilities of MainStay International Bond Fund were transferred to MainStay Global High Income Fund in exchange for shares of MainStay Global High Income Fund.

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT DURING THE SIX-MONTH REPORTING PERIOD?

The global high-income market saw strong performance toward the end of 2004, which continued into early 2005. Although interest rates were rising, they still remained near their historical lows. Commodity prices remained strong, with crude oil topping $58 per barrel in early April. New monies flowed into the emerging-market sector, and defaults were rare. These factors, along with a widespread thirst for yield, contributed to the strong overall performance of emerging-market debt.

In March and April, however, there were setbacks from the investment-grade portion of the market. Investors were concerned that earnings might not meet expectations, and economic data and signals from the Federal Reserve led to difficulties. Treasury yields rose quickly when investors anticipated an increase in the targeted federal funds rate greater than 25 basis points, which failed to materialize. Standard & Poor's moved the debt of Ford Motor Company and General Motors to a negative outlook, and both companies teetered on the brink of becoming high-yield credits.

When LBOs and stock buybacks became market watchwords, many investors began to take money out of high-yield securities because they worried that companies would not reduce their debt. Indeed, many private equity funds were looking to take companies private and then issue additional debt.

These trends caused spreads to widen in the investment-grade market. This, in turn, caused spreads to widen in the high-yield market and investors began taking money out of high-yield securities. Although little was happening to cause a move in the emerging markets, the ripple effect was felt, and dealers began to precipitate spread widening by their failure to accept long positions. While all this was happening, however, cash was flowing into emerging markets, and among the managers we were able to question, cash levels were high.

WHAT ISSUES AFFECTED THE MANAGEMENT OF THE FUND DURING THE SIX-MONTH REPORTING PERIOD?

Ongoing cash inflows, high commodity prices, and strong underlying fundamentals were key positives for the market. During the reporting period, these factors drove most of our investment decisions. High commodity prices were particularly beneficial, because most emerging-market countries are commodity-based exporters. Fortunately, all of the countries in which the Fund invested showed fiscal responsibility. Most countries' foreign-exchange reserves rose during the reporting period. Economies generally ran smoothly. No corruption scandals hit the presses. And fortunately, emerging-market countries were in a cycle that was not marred by unrealistic election promises.

One aspect of the market that disappointed us during the reporting period was a lack of debt buybacks. With low interest rates and new CAC inclusion by certain countries, we expected governments to buy back their more-expensive Brady debt(1) and issue longer-term low-interest-rate debt. This did


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. Brady bonds are U.S. dollar denominated securities issued by developing countries as part of a debt restructuring plan. Brady Bonds are backed by U.S. Treasury securities to make them more secure.

                                                     www.mainstayfunds.com     7
not happen, and we find it puzzling that these governments were not more proactive during a positive period for their countries and their debt markets.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THIS ENVIRONMENT?

During the reporting period, we increased the Fund's exposure to corporate bonds. Since these bonds are typically perceived as having more risk than government debt, they usually provide a higher yield and may offer solid opportunities for investors in emerging-market debt. Our credit research helped us identify securities we found attractive in commodity-based companies, primarily in steel, oil, paper and pulp, and energy. We added to the Fund's energy sector exposure in Asia, where the demand for energy is currently expanding at a rapid pace. We also raised the Fund's cash levels a bit during the reporting period to provide a cushion as yield spreads widened. We reduced the Fund's exposure to Ecuador because of a governmental change that prompted concerns about future fiscal policies.

WHERE DO YOU INTEND TO PLACE YOUR FOCUS IN THE COMING MONTHS?

We remain optimistic about the prospects for emerging-market debt. We expect cash inflows to the asset class to continue, since we believe that investors will continue to search for higher-yielding investments. We also believe that emerging markets will continue to benefit from high commodity prices. Even if prices decline from their record highs, we do not expect them to fall to the low levels we saw just a few years ago, especially in light of high demand from China and India. Strong underlying market fundamentals should also continue to support the market. Nearly half of the emerging-market debt in the indices is investment grade. Emerging-market defaults usually have little or no effect on the market as a whole, unlike defaults in the high-yield market, which may tend to affect the asset class more broadly.

Given this view, we intend to continue to pursue our investment discipline and our long-term perspective. At the same time, we will carefully monitor cash inflows to the asset class and the activity of crossover buyers, or those who are willing to reduce their high-grade investments to pursue higher yields. It is particularly important to watch crossover buyers while the investment-grade markets are struggling.

When managers take on high cash levels, we tend to take the contrarian view and put more money into emerging-market debt. In our opinion, many investors make judgments too quickly, which often leads to buying opportunities.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (96.4%)+
BRADY BONDS (8.2%)
------------------------------------------------------------------------------
BRAZIL (5.2%)
Republic of Brazil
  Series RG
  4.3125%, due 4/15/12 (c)                          $ 1,502,960   $  1,406,170
  Series 18 year
  4.3125%, due 4/15/12 (c)                              732,951        685,749
  Series 11BR
  4.75%, due 4/10/07                                Y30,000,000        294,964
  Series 20 Year
V    8.00%, due 4/15/14 (d)                         $ 5,029,410      4,991,689
                                                                  ------------
                                                                     7,378,572
                                                                  ------------
NIGERIA (0.8%)
Central Bank of Nigeria
  Series WW
  6.25%, due 11/15/20                                 1,250,000      1,187,500
                                                                  ------------

PERU (1.9%)
Republic of Peru
  Series 20 year
  4.50%, due 3/7/17 (e)                               2,861,100      2,660,823
                                                                  ------------

VIETNAM (0.3%)
Socialist Republic of Vietnam
  Series 30 year
  3.75%, due 3/12/28                                    500,000        365,000
                                                                  ------------
Total Brady Bonds (Cost $9,613,183)                                 11,591,895
                                                                  ------------
CORPORATE BONDS (19.2%)
------------------------------------------------------------------------------
ARGENTINA (0.2%)
Argemtonme Beverages Financial
  7.375%, due 3/22/12 (b)                               250,000        248,125
                                                                  ------------
BAHAMAS (0.3%)
Ultrapetrol Ltd.
  9.00%, due 11/24/14                                   450,000        414,000
                                                                  ------------

BERMUDA (0.7%)
AES China Generating Co., Ltd.
  8.25%, due 6/26/10                                    500,000        560,865
Asia Aluminum Holdings Ltd.
  8.00%, due 12/23/11 (b)                               550,000        473,750
                                                                  ------------
                                                                     1,034,615
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BRAZIL (0.1%)
CIA Brazileira de Bedidas
  10.50%, dye 12/15/11                              $   125,000   $    151,250
                                                                  ------------

CAYMAN ISLANDS (1.0%)
Banco Mercantil del Norte SA
  Series REGS
  5.875%, due 2/17/14                                   400,000        401,000
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (b)                               750,000        772,500
Votorantim Overseas III
  7.875%, due 1/23/14 (b)                               200,000        202,000
                                                                  ------------
                                                                     1,375,500
                                                                  ------------
CHILE (0.6%)
AES General S.A.
  7.50%, due 3/25/14                                    550,000        541,457
Empresa Nacional de
  Electricidad S.A.
  Series B
  8.50%, due 4/1/09                                     100,000        109,950
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (b)                               100,000        109,535
Compania Nacional de Transmision Electrica S.A.
  7.875%, due 4/15/11                                   100,000        113,842
                                                                  ------------
                                                                       874,784
                                                                  ------------
COLOMBIA (1.2%)
Bavaria S.A.
  8.875%, due 11/1/10 (b)                             1,085,000      1,163,662
Chivor S.A. E.S.P.
  9.75%, due 12/30/14 (b)                               500,000        503,750
                                                                  ------------
                                                                     1,667,412
                                                                  ------------
CZECH REPUBLIC (0.4%)
Oskar Mobile
  Series REGS
  7.50%, due 10/15/11 (b)(g)                        E   400,000        589,378
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
x
GERMANY (3.5%)
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (b)                            $   460,000   $    473,800
Gazprom Oao
  9.625%, due 3/1/13 (b)                              1,720,000      2,016,700
Kyivstar GSM
  Series REGS
  7.75%, due 4/27/12 (b)                                400,000        399,000
  10.375%, due 8/17/09 (b)                              580,000        646,700
Salomon Brothers (Sibneft) AG
  Series REGS
  10.75%, due 1/15/09                                 1,195,000      1,329,079
                                                                  ------------
                                                                     4,865,279
                                                                  ------------
HONG KONG (0.4%)
Panva Gas Holdings, Ltd.
  8.25%, due 9/23/11                                    500,000        515,154
                                                                  ------------

KAZAKHSTAN (0.2%)
Tengizchevroil LLP
  6.124%, due 11/15/14 (b)                              320,000        320,800
                                                                  ------------

LUXEMBURG (2.8%)
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                              1,695,000      1,762,800
Mobile Telesystems Finance
  9.75%, due 1/30/08 (b)(d)                             750,000        810,000
Sistema Finance SA
  10.25%, due 4/14/08                                   500,000        539,950
Vimple Communications
  8.375%, due 10/22/21 (b)                              200,000        200,000
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (b)                                600,000        603,000
                                                                  ------------
                                                                     3,915,750
                                                                  ------------
MALAYSIA (0.3%)
Tenga Nasional Berhad
  5.25%, due 5/5/15 (b)                                 440,000        435,855
                                                                  ------------
MAURITIUS (0.2%)
Antam Finance Ltd.
  7.375%, due 9/30/10                                   440,000        296,954
                                                                  ------------

MEXICO (0.4%)
Grupo Transportacion Ferroviaria
  Mexicana, S.A. de C.V.
  12.50%, due 6/15/12                                   540,000        621,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
NETHERLANDS (1.1%)
Intergas Finance BV
  6.875%, due 11/4/11 (b)(d)                        $   570,000   $    575,700
Kazkommerts International BV
  7.00%, due 11/3/09 (b)                                500,000        493,750
Paiton Energy Funding BV
  9.34%, due 2/15/14 (b)                                500,000        528,125
                                                                  ------------
                                                                     1,597,575
                                                                  ------------
PHILIPPINES (0.5%)
Philippine Long Distance Telephone Co.
  8.35%, due 3/6/17                                      70,000         69,650
  11.375%, due 5/15/12                                  550,000        646,250
                                                                  ------------
                                                                       715,900
                                                                  ------------
RUSSIA (1.0%)
Tyumen Oil Co.
  11.00%, due 11/6/07 (b)                             1,250,000      1,387,500
                                                                  ------------

UNITED STATES (2.5%)
AT & T Corp.
  Series REGS
  7.75%. Due 11/21/06                               E   130,000        177,850
PEMEX Project Funding
  Master Trust
  6.375%, due 8/5/16(b)                                 250,000        344,394
V    7.375%, due 12/15/14                           $ 2,760,000      2,998,740
                                                                  ------------
                                                                     3,520,984
                                                                  ------------
VENEZUELA (1.8%)
Republic on Venezuela
  8.50%, due 10/8/14                                  2,520,000      2,482,200
                                                                  ------------
Total Corporate Bonds (Cost $26,001,080)                            27,030,015
                                                                  ------------

GOVERNMENTS & FEDERAL AGENCIES (67.8%)
------------------------------------------------------------------------------
ARGENTINA (1.9%)
Republic of Argentina
  3.01%, due 8/3/12 (c)                               2,320,000      1,931,400
  12.25%, due 6/19/18 (f)                             2,759,250        800,182
                                                                  ------------
                                                                     2,731,582
                                                                  ------------
BRAZIL (14.9%)
Republic of Brazil
V    8.25%, due 1/20/34 (d)                           3,000,000      2,734,500
  Series B
  8.875%, due 4/15/24 (d)                             1,475,000      1,441,813
  9.25%, due 10/22/10                                 1,160,000      1,249,900
  9.375%, due 4/7/08                                  2,425,000      2,606,875
  10.125%, due 5/15/27                                1,500,000      1,616,250
  10.50%, due 7/14/14                                 1,230,000      1,380,675

 10   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
BRAZIL (CONTINUED)
Republic of Brazil (continued)
V    11.00%, due 1/11/12                            $ 2,500,000   $  2,893,750
V    11.00%, due 8/17/40 (d)                          2,365,000      2,679,545
  11.50%, due 3/12/08                                 1,560,000      1,766,700
  12.25%, due 3/6/30                                  1,140,000      1,416,450
  14.50%, due 10/15/09                                  900,000      1,147,500
                                                                  ------------
                                                                    20,933,958
                                                                  ------------
COLOMBIA (4.2%)
Republic of Colombia
  8.125%, due 5/21/24 (d)                             1,650,000      1,513,875
  10.00%, due 1/23/12                                 1,810,000      1,980,140
  10.375%, due 1/28/33                                  500,000        538,750
  10.50%, due 7/9/10                                  1,170,000      1,311,570
  11.75%, due 2/25/20                                   430,000        522,450
                                                                  ------------
                                                                     5,866,785
                                                                  ------------
COSTA RICA (0.4%)
Republic of Costa Rica
  Series REGS
  8.11%, due 2/1/12                                     500,000        526,250
                                                                  ------------

DOMINICAN REPUBLIC (0.3%)
Dominican Republic
  9.04%, due 1/23/13 (b)                                500,000        461,250
                                                                  ------------
ECUADOR (3.0%)
Republic of Ecuador
  Series REGS
  8.00%, due 8/15/30                                  2,930,000      2,344,000
  12.00%, due 11/15/12 (b)                            1,055,000        996,975
  Series REGS
  12.00%, due 11/15/12                                  960,000        897,600
                                                                  ------------
                                                                     4,238,575
                                                                  ------------
EGYPT (0.5%)
Arab Republic of Egypt
  Series REGS
  8.75%, due 7/11/11                                    610,000        729,713
                                                                  ------------

EL SALVADOR (0.3%)
Republic of El Salvador
  7.75%, due 1/24/23 (b)                                100,000        109,750
  8.25%, due 4/10/32 (b)                                250,000        257,750
                                                                  ------------
                                                                       367,500
                                                                  ------------
GERMANY (1.8%)
Aries Vermogensverwaltungs
  9.60%, due 10/25/14 (b)                             2,000,000      2,540,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INDONESIA (0.4%)
Republic of Indonesia
  7.25%, due 4/20/15 (b)                            $   550,000   $    529,375
                                                                  ------------

IVORY COAST (0.2%)
Republic of Ivory Coast
  Series 20 Year
  2.00%, due 3/29/18 (f)                              1,400,000        245,000
                                                                  ------------

LEBANON (0.3%)
Republic of Lebanon
  Series REGS
  11.625%, due 5/11/16                                  400,000        445,000
                                                                  ------------

MEXICO (4.0%)
United Mexican States
  7.50%, due 1/14/12                                    150,000        166,500
V    8.125%, due 12/30/19                             4,650,000      5,445,150
                                                                  ------------
                                                                     5,611,650
                                                                  ------------
PANAMA (2.4%)
Republic of Panama
  8.875%, due 9/30/27                                   810,000        907,200
  9.375%, due 7/23/12                                   350,000        409,500
  9.375%, due 4/1/29                                  1,035,000      1,221,300
  9.625%, due 2/8/11                                    770,000        902,825
                                                                  ------------
                                                                     3,440,825
                                                                  ------------
PERU (1.5%)
Republic of Peru
  9.125%, due 2/21/12                                 1,800,000      2,061,000
                                                                  ------------

PHILIPPINES (4.7%)
Republic of Philippines
  9.375%, due 1/18/17                                   830,000        879,800
V    9.50%, due 2/2/30                                2,850,000      2,793,000
  9.875%, due 1/15/19                                 1,470,000      1,539,825
  10.625%, due 3/16/25                                1,290,000      1,391,588
                                                                  ------------
                                                                     6,604,213
                                                                  ------------
RUSSIA (11.6%)
Russian Federation
  5.00%, due 3/31/30 (b)                                 28,205         29,950
  Series REGS
V    5.00%, due 3/31/30                              10,314,750     10,966,642
  8.25%, due 3/31/10 (b)                                  3,289          3,597
  Series REGS
  8.25%, due 3/31/10                                  1,656,251      1,811,607

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
RUSSIA (CONTINUED)
Russian Federation (continued)
  10.00%, due 6/26/07                               $   742,000   $    821,171
  Series REGS
V    11.00%, due 7/24/18                              1,910,000      2,727,289
                                                                  ------------
                                                                    16,360,256
                                                                  ------------
SOUTH AFRICA (1.2%)
Republic of South Africa
  Series E
  7.00%, due 4/10/08                                E   400,000        568,686
  7.375%, due 4/25/12                               $   950,000      1,066,375
                                                                  ------------
                                                                     1,635,061
                                                                  ------------
TURKEY (6.8%)
Republic of Turkey
  7.25%, due 3/15/15(d)                               1,210,000      1,173,700
  7.375%, due 2/5/25                                  1,680,000      1,541,400
  9.00%, due 6/30/11                                  1,000,000      1,083,750
  9.875%, due 3/19/08                                   980,000      1,073,100
  11.00%, due 1/14/13                                   550,000        658,625
  11.75%, due 6/15/10                                   700,000        836,500
  11.875%, due 1/15/30 (d)                            1,160,000      1,519,600
  12.375%, due 6/15/09                                1,470,000      1,760,325
                                                                  ------------
                                                                     9,647,000
                                                                  ------------
UKRAINE (1.2%)
Ukraine Government
  6.875%, due 3/4/11 (b)                                350,000        362,250
  7.65%, due 6/11/13 (b)                                900,000        965,250
  Series REGS
  11.00%, due 3/15/07                                   408,072        436,841
                                                                  ------------
                                                                     1,764,341
                                                                  ------------
URUGUAY (1.3%)
Republic of Uruguay
  7.50%, due 3/15/15                                    960,000        866,400
  7.875%, due 1/15/33 (h)                             1,124,422        952,948
                                                                  ------------
                                                                     1,819,348
                                                                  ------------
VENEZUELA (4.9%)
Republic of Venezuela
V    9.25%, due 9/15/27                               3,713,000      3,659,161
  9.375%, due 1/13/34                                 2,215,000      2,190,634
  10.75%, due 9/19/13                                   680,000        759,900
  13.625%, due 8/15/18                                  200,000        261,000
                                                                  ------------
                                                                     6,870,695
                                                                  ------------
Total Governments and Federal Agencies
  (Cost $86,157,019)                                                95,429,377
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LOAN PARTICIPATIONS (0.4%)
------------------------------------------------------------------------------
ALGERIA (0.3%)
Republic of Algeria
  Tranche 1
  0.9375%, due 3/4/10 (c)(g)(i)                     Y18,421,055   $    174,152
  Tranche 1
  2.8125%, due 9/4/06 (c)(i)                        $    57,692         57,188
  Tranche 3
  2.8125%, due 3/4/10 (c)(i)                            166,667        165,417
                                                                  ------------
                                                                       396,757
                                                                  ------------
MOROCCO (0.1%)
Kingdom of Morocco
  Tranche A
  2.5625%, due 1/1/09 (c)(i)                             86,550         85,035
                                                                  ------------
THAILAND (0.0%) (a)
Thai Oil Co. Ltd.
  Base Facility
  2.75%, due 3/31/10 (c)(i)                               8,893          8,604
                                                                  ------------
Total Loan Participations (Cost $826,784)                              490,396
                                                                  ------------
YANKEE BONDS (0.8%) (j)
------------------------------------------------------------------------------
ARGENTINA (0.7%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                   880,000        959,200
                                                                  ------------
MEXICO (0.1%)
Grupo Transportacion Ferroviaria
  Mexicana, S.A. de C.V.
  11.75%, due 6/15/09                                   200,000        200,500
                                                                  ------------
Total Yankee Bonds (Cost $1,046,878)                                 1,159,700
                                                                  ------------
Total Long Term Bonds (Cost $123,644,944)                          135,701,383
                                                                  ------------
SHORT-TERM INVESTMENTS (10.8%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.0%)
American General Finance Corp.
  2.86%, due 5/4/05                                   1,740,000      1,739,585
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                   2,525,000      2,524,795
                                                                  ------------
Total Commercial Paper (Cost $4,264,380)                             4,264,380
                                                                  ------------

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES      VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (0.5%)
AIM International Funds Group (k)                       621,996   $    621,996
                                                                  ------------
Total Investment Company (Cost $621,996)                               621,996
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (1.1%)
Bank of America Securities LLC
  3.0799%, due 5/2/05 (k)                           $ 1,550,000      1,550,000
                                                                  ------------
Total Master Note (Cost $1,550,000)                                  1,550,000
                                                                  ------------

REPURCHASE AGREEMENTS (6.2%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $1,800,458 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,889,963 and a Market
  Value of $1,836,048)                                1,800,000      1,800,000
Dresdner Kleinwort Wasserstein Securities LLC
  3.07%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $2,900,742 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,053,951 and a Market
  Value of $3,045,026)                                2,900,000      2,900,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch & Co.
  3.0797%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $146,037 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $147,922 and a Market Value
  of $153,301)                                      $   146,000   $    146,000
Morgan Stanley & Co.
  3.05%, dated 4/29/05
  due 5/2/05
  Proceeds at Maturity $3,873,984 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $4,169,619 and a Market
  Value of $3,998,765)                                3,873,000      3,873,000
                                                                  ------------
Total Repurchase Agreements (Cost $8,719,000)                        8,719,000
                                                                  ------------
Total Short-Term Investments (Cost $15,155,376)                     15,155,376
                                                                  ------------
Total Investments
  (Cost $138,800,320) (l)                                 107.2%   150,856,759(m)
Liabilities in Excess of
  Cash and Other Assets                                    (7.2)   (10,120,219)
                                                    -----------   ------------
                                                          100.0%  $140,736,540
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

(a)  Less than one tenth of a percent.
(b)  May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at April 30, 2005.
(d)  Represents security of which a portion is out on loan.
(e) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(f)  Issue in default.
(g) Partially segregated as collateral for foreign currency forward contracts.
(h) CIK ("Cash in Kind") -- Interest payment is made with cash or additional securities.
(i)  Restricted security.
(j) Yankee bond -- Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(k) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(l) The cost for federal income tax purposes is $139,045,003.
(m) At April 30, 2005 net unrealized appreciation for securities was $11,811,756, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,014,782 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,203,026.
The following abbreviations are used in the above portfolio:
E -- Euro.
Y -- Japanese Yen.

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $138,800,320) including
  $9,816,809 market value of securities loaned  $150,856,759
Cash denominated in foreign currencies
  (identified cost $62,348)                           62,475
Deposits with brokers for securities loaned              657
Cash                                                     983
Receivables:
  Dividends and interest                           2,473,220
  Fund shares sold                                   210,719
Other assets                                          33,453
Unrealized appreciation on foreign currency
  forward contracts                                    1,285
                                                ------------
    Total assets                                 153,639,551
                                                ------------
LIABILITIES:
Securities lending collateral                     10,891,653
Payables:
  Investment securities purchased                  1,136,056
  Fund shares redeemed                               268,131
  Transfer agent                                     107,735
  Manager                                             83,819
  NYLIFE Distributors                                 73,564
  Custodian                                            4,746
  Trustees                                             1,529
Accrued expenses                                      48,036
Unrealized depreciation on foreign currency
  forward contracts                                    8,874
Dividend payable                                     278,868
                                                ------------
    Total liabilities                             12,903,011
                                                ------------
Net assets                                      $140,736,540
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                       $     62,105
  Class B                                             47,063
  Class C                                             19,764
Additional paid-in capital                       124,462,796
Accumulated undistributed net investment
  income                                             122,592
Accumulated net realized gain on investments         853,911
Accumulated net realized gain on foreign
  currency and foreign currency forward
  contracts                                        3,118,669
Net unrealized appreciation on investments        12,056,439
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           (6,799)
                                                ------------
Net assets                                      $140,736,540
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 68,022,486
                                                ============
Shares of beneficial interest outstanding          6,210,529
                                                ============
Net asset value per share outstanding           $      10.95
Maximum sales charge (4.50% of offering price)          0.52
                                                ------------
Maximum offering price per share outstanding    $      11.47
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 51,208,490
                                                ============
Shares of beneficial interest outstanding          4,706,345
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.88
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 21,505,564
                                                ============
Shares of beneficial interest outstanding          1,976,449
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.88
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Interest                                      $  4,820,253
  Income from securities loaned -- net                18,776
                                                ------------
    Total income                                   4,839,029
                                                ------------
EXPENSES:
  Manager                                            413,609
  Distribution -- Class B                            159,055
  Distribution -- Class C                             74,628
  Transfer agent                                     152,182
  Service -- Class A                                  69,817
  Service -- Class B                                  53,013
  Service -- Class C                                  24,888
  Professional                                        23,594
  Custodian                                           21,211
  Shareholder communication                           21,079
  Registration                                        20,707
  Recordkeeping                                       19,051
  Trustees                                             4,318
  Miscellaneous                                       16,682
                                                ------------
    Total expenses                                 1,073,834
                                                ------------
Net investment income                              3,765,195
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments:
  Security transactions                            1,098,794
  Foreign currency transactions                    3,118,669
                                                ------------
Net realized gain on investments and foreign
  currency transactions                            4,217,463
                                                ------------
Net change in unrealized appreciation
  (depreciation):
  Security transactions                           (5,610,697)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    contracts                                       (111,606)
                                                ------------
Net unrealized loss on investments on foreign
  currency transactions                           (5,722,303)
                                                ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                    (1,504,840)
                                                ------------
Net increase in net assets resulting from
  operations                                    $  2,260,355
                                                ============

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  3,765,195   $  5,703,949
 Net realized gain on investment and
  foreign investments and foreign
  currency transaction                   4,217,463      1,778,385
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                          (5,722,303)     2,576,485
                                      ---------------------------
 Net increase in net assets
  resulting from operations              2,260,355     10,058,819
                                      ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (2,012,215)    (2,799,067)
   Class B                              (1,392,215)    (1,859,204)
   Class C                                (663,007)      (898,462)
 From capital gains:
   Class A                                (779,565)            --
   Class B                                (583,594)            --
   Class C                                (318,843)            --
                                      ---------------------------
Total dividends and distributions to
  shareholders                          (5,749,439)    (5,556,733)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              14,564,578     16,372,761
   Class B                               9,554,229      8,174,613
   Class C                               6,860,434      9,442,582
 Net asset value of shares issued in
  connection with acquisition of
  MainStay International Bond Fund:
   Class A                              17,036,562             --
   Class B                              15,539,762             --
   Class C                               2,080,147             --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends
   Class A                               1,456,460      1,422,701
   Class B                               1,504,951      1,246,570
   Class C                                 555,719        466,294
                                      ---------------------------
                                        69,152,842     37,125,521
 Cost of shares redeemed:
   Class A                              (7,834,639)    (9,883,518)
   Class B                              (5,515,212)    (6,548,822)
   Class C                              (3,925,431)    (5,130,052)
                                      ---------------------------
                                       (17,275,282)   (21,562,392)
                                      ---------------------------
    Increase in net assets derived
     from capital share transactions    51,877,560     15,563,129
                                      ---------------------------
    Net increase in net assets          48,388,476     20,065,215

                                              2005           2004
NET ASSETS:
Beginning of period                   $ 92,348,064   $ 72,282,849
                                      ---------------------------
End of period                         $140,736,540   $ 92,348,064
                                      ===========================
Accumulated undistributed net
 investment income at end of period   $    122,592   $    424,834
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                            CLASS A
                                  ENDED         YEAR ENDED         THROUGH        -------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001        2000        1999
Net asset value at beginning
  of period                      $ 11.17          $ 10.49          $  8.89        $  8.72      $ 8.49      $ 8.58      $ 8.00
                                 -------          -------          -------        -------      ------      ------      ------
Net investment income               0.38(a)          0.76             0.63           0.73        0.85(f)     0.85        0.78
Net realized and unrealized
  gain (loss) on investments       (0.03)            0.67             1.56           0.19        0.24(f)    (0.08)       0.58
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.02             0.00(b)          0.00(b)       (0.01)         --        0.00(b)     0.01
                                 -------          -------          -------        -------      ------      ------      ------
Total from investment
  operations                        0.37             1.43             2.19           0.91        1.09        0.77        1.37
                                 -------          -------          -------        -------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income       (0.40)           (0.75)           (0.59)         (0.74)      (0.86)      (0.86)      (0.79)
  From net realized gains on
    investments                    (0.19)              --               --             --          --          --          --
                                 -------          -------          -------        -------      ------      ------      ------
Total dividends and
  distributions:                   (0.59)           (0.75)           (0.59)         (0.74)      (0.86)      (0.86)      (0.79)
                                 -------          -------          -------        -------      ------      ------      ------
Net asset value at end of
  period                         $ 10.95          $ 11.17          $ 10.49        $  8.89      $ 8.72      $ 8.49      $ 8.58
                                 =======          =======          =======        =======      ======      ======      ======
Total investment return (c)         3.34%(e)        14.26%           25.21%(e)      11.01%      13.59%       9.30%      18.15%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           6.77%+           7.29%            7.75%+         8.49%      10.11%(f)   10.05%       9.57%
    Net expenses                    1.42%+           1.53%            1.63%+         1.70%       1.70%       1.71%(d)    1.70%
    Expenses (before
      wavier/reimbursement)         1.42%+           1.53%            1.63%+         1.91%       2.27%       2.53%       2.78%
Portfolio turnover rate               27%              24%              34%            92%        111%         96%        104%
Net assets at end of period
  (in 000's)                     $68,022          $44,434          $34,371        $22,754      $9,894      $8,827      $8,186

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                           CLASS C
                                  ENDED         YEAR ENDED         THROUGH        ------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,               YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002        2001        2000        1999
Net asset value at beginning
  of period                      $ 11.10          $ 10.44          $  8.86        $ 8.68      $ 8.46      $ 8.54      $ 7.98
                                 -------          -------          -------        ------      ------      ------      ------
Net investment income               0.34(a)          0.69             0.57          0.67        0.79(f)     0.79        0.71
Net realized and unrealized
  gain (loss) on investments       (0.03)            0.65             1.54          0.20        0.23(f)    (0.08)       0.56
Net realized and unrealized
  gain (loss) on foreign
  currency transactions             0.02            (0.00)(b)        (0.00)(b)     (0.01)         --       (0.00)(b)    0.01
                                 -------          -------          -------        ------      ------      ------      ------
Total from investment
  operations                        0.33             1.34             2.11          0.86        1.02        0.71        1.28
                                 -------          -------          -------        ------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income       (0.36)           (0.68)           (0.53)        (0.68)      (0.80)      (0.79)      (0.72)
  From net realized gains on
    investments                    (0.19)              --               --            --          --          --          --
                                 -------          -------          -------        ------      ------      ------      ------
Less dividends and
  distributions:                   (0.55)           (0.68)           (0.53)        (0.68)      (0.80)      (0.79)      (0.72)
                                 -------          -------          -------        ------      ------      ------      ------
Net asset value at end of
  period                         $ 10.88          $ 11.10          $ 10.44        $ 8.86      $ 8.68      $ 8.46      $ 8.54
                                 =======          =======          =======        ======      ======      ======      ======
Total investment return (c)         3.02%(e)        13.36%           24.33%(e)     10.33%      12.69%       8.58%      17.01%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        6.02%+           6.54%            7.00%+        7.74%       9.36%(f)    9.30%       8.82%
    Net expenses                    2.17%+           2.28%            2.38%+        2.45%       2.45%       2.46%(d)    2.45%
    Expenses (before
      wavier/reimbursement)         2.17%+           2.28%            2.38%+        2.66%       3.02%       3.28%       3.53%
Portfolio turnover rate               27%              24%              34%           92%        111%         96%        104%
Net assets at end of period
  (in 000's)                     $21,506          $16,455          $11,031        $8,060      $  957      $  460      $   79

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
(d)  The effect of non-reimbursable interest expense on the expense ratio was 0.01%
(e)  Total return is not annualized.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

 18   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                            CLASS B
      ENDED         YEAR ENDED         THROUGH        -------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                YEAR ENDED DECEMBER 31,
      2005*            2004            2003**          2002         2001        2000        1999
     $ 11.10          $ 10.44          $  8.86        $  8.68      $ 8.46      $ 8.54      $ 7.98
     -------          -------          -------        -------      ------      ------      ------
        0.34(a)          0.69             0.57           0.67        0.79(f)     0.79        0.71
       (0.03)            0.65             1.54           0.20        0.23(f)    (0.08)       0.56
        0.02            (0.00)(b)        (0.00)(b)      (0.01)         --        0.00(b)     0.01
     -------          -------          -------        -------      ------      ------      ------
        0.33             1.34             2.11           0.86        1.02        0.71        1.28
     -------          -------          -------        -------      ------      ------      ------
       (0.36)           (0.68)           (0.53)         (0.68)      (0.80)      (0.79)      (0.72)
       (0.19)              --               --             --          --          --          --
     -------          -------          -------        -------      ------      ------      ------
       (0.55)           (0.68)           (0.53)         (0.68)      (0.80)      (0.79)      (0.72)
     -------          -------          -------        -------      ------      ------      ------
     $ 10.88          $ 11.10          $ 10.44        $  8.86      $ 8.68      $ 8.46      $ 8.54
     =======          =======          =======        =======      ======      ======      ======
        3.02%(e)        13.36%           24.33%(e)      10.33%      12.69%       8.58%      17.01%
        6.02%+           6.54%            7.00%+         7.74%       9.36%(f)    9.30%       8.82%
        2.17%+           2.28%            2.38%+         2.45%       2.45%       2.46%(d)    2.45%
        2.17%+           2.28%            2.38%+         2.66%       3.02%       3.28%       3.53%
          27%              24%              34%            92%        111%         96%        104%
     $51,208          $31,459          $26,881        $16,708      $6,715      $5,498      $3,756

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. MainStay Global High Income Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future

 20   MainStay Global High Income Fund
date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan participations. Loan participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based

                                                    www.mainstayfunds.com     21
upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million. Prior to December 1, 2004, the Manager voluntarily agreed to reimburse the expenses of the Fund so that operating expenses do not exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective December 1, 2004, NYLIM had voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.51%, 2.26% and 2.26% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2005, the Manager earned from the Fund $413,609. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2005.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $27,692 for the six months

 22   MainStay Global High Income Fund
ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $904, $24,612 and $10,831 respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005 amounted to $152,182.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Global High Income Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class A with a net value of $16,792,012. This represents 24.7% of the Class A net assets and 11.9% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of New York Life amounted to $2,301 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $19,051 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at April 30, 2005:

                                                       DATE(S) OF         PRINCIPAL                       4/30/05      PERCENT OF
SECURITY                                              ACQUISITION            AMOUNT           COST          VALUE      NET ASSETS
Kingdom of Morocco
  Tranche A
  2.5625%, due 1/1/09                             11/30/99-1/6/00      $    86,550       $  83,112      $ 85,035              0.1%
---------------------------------------------------------------------------------------------------------------------------------
Republic of Algeria
  Tranche 1
  0.9375%, due 3/4/10                                      2/4/05      Y18,421,055         552,509       174,152              0.1
  Tranche 1
  2.8125%, due 9/4/06                              8/13/99-1/6/00      $    57,692          54,855        57,188              0.1
  Tranche 3
  2.8125%, due 3/4/10                                     10/3/02          166,667         129,385       165,417              0.1
---------------------------------------------------------------------------------------------------------------------------------
Thai Oil Co. Ltd.
  Base Facility
  2.75%, due 3/31/10                                      4/30/04            8,893           6,923         8,604              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $ 826,784      $490,396              0.4%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

                                                    www.mainstayfunds.com     23

NOTE 6 -- FEDERAL INCOME TAX:

The Fund utilized $83,970 of capital loss carryforward during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid
from: Ordinary Income:  $5,556,733  $3,693,698  $2,532,788
----------------------------------------------------------

NOTE 7 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $9,816,809. The Fund received $10,891,653 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Foreign currency forward contracts open at April 30, 2005:

                                                                 CONTRACT          CONTRACT            UNREALIZED
                                                                   AMOUNT            AMOUNT         APPRECIATION/
FOREIGN CURRENCY SALE CONTRACTS                                      SOLD         PURCHASED          DEPRECIATION
Euro vs. U.S. Dollar, expiring 5/18/05                        E 1,339,865       $ 1,731,883       $         1,285
-----------------------------------------------------------------------------------------------------------------
Yen vs. U.S. Dollar, expiring 5/18/05                         Y44,000,000       $   411,215                (8,874)
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts                                                                                       $        (7,589)
-----------------------------------------------------------------------------------------------------------------

MAINSTAY GLOBAL HIGH INCOME FUND

Foreign currency held at April 30, 2005:

                      CURRENCY                             COST      VALUE
Australian Dollar                          A$    53    $    41    $    42
Canadian Dollar                            C$     6          5          5
Euro                                       E 43,167     55,640     55,549
Japanese Yen                               Y712,500      6,579      6,795
Pound Sterling                             L     44         83         84
--------------------------------------------------------------------------
                                                       $62,348    $62,475
--------------------------------------------------------------------------

NOTE 8 -- FUND ACQUISITIONS:

On February 4, 2005, MainStay Global High Income Fund acquired the assets, including the investments, and assumed the identified liabilities of MainStay International Bond Fund.

This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Global High Income Fund immediately before the acquisition was $106,307,781 and the combined net assets after the acquisition was $140,964,253.

The acquisition was accomplished by a tax-free exchange of the following:

                                            SHARES            VALUE
MainStay International Bond Fund
-------------------------------------------------------------------
Class A                                    1,976,347   $17,036,563
-------------------------------------------------------------------
Class B                                    1,817,243    15,539,762
-------------------------------------------------------------------
Class C                                      243,248     2,080,147
-------------------------------------------------------------------

In exchange for the MainStay International Bond Fund shares and net assets, MainStay Global High Income Fund issued the following number of shares:

                                              SHARES
Class A                                    1,500,908
----------------------------------------------------
Class B                                    1,377,482
----------------------------------------------------
Class C                                      184,468
----------------------------------------------------

NOTE 9 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $48,015 and $30,879, respectively.


NOTE 10 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended April 30, 2005.

 24   MainStay Global High Income Fund

NOTE 11 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2005*
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,300       858        614
---------------------------------------------------------------------
Shares issued in connection with
  acquisition of MainStay International
  Bond Fund (a)                            1,501     1,377        184
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                131       136         50
---------------------------------------------------------------------
                                           2,932     2,371        848
---------------------------------------------------------------------
Shares redeemed                             (701)     (499)      (354)
---------------------------------------------------------------------
Net increase                               2,231     1,872        494
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,519       762        876
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  134       118         44
---------------------------------------------------------------------
                                           1,653       880        920
---------------------------------------------------------------------
Shares redeemed                             (951)     (621)      (495)
---------------------------------------------------------------------
Net increase                                 702       259        425
---------------------------------------------------------------------

*   Unaudited.
(a) On February 4, 2005 and pursuant to shareholder approval, the assets of MainStay International Bond Fund were acquired by the MainStay Global High Income Fund.

NOTE 12 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Global High Income Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay Global High Income Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 30   MainStay Global High Income Fund

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07229         [RECYCLE LOGO]                       MS225-05  MSGH10-06/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22

Trustees and Officers                                                         26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

MainStay Funds                                                                30

 2   MainStay Common Stock Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -2.19%   0.36%  -6.61%    1.82%
Excluding sales charges   3.51    6.21   -5.55     2.66

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND              RUSSELL 1000 INDEX             S&P 500 INDEX
                                                     ---------------           ------------------             -------------
6/1/98                                                     9450                       10000                       10000
                                                           9894                       12297                       12395
                                                          12606                       13827                       13651
                                                          14580                       11938                       11880
                                                          10706                       10508                       10380
                                                           8902                        9094                        8999
                                                          10255                       11267                       11057
4/30/05                                                   11329                       12079                       11758

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -1.87%   0.46%  -6.62%    1.89%
Excluding sales charges   3.13    5.46   -6.25     1.89

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS B               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          12930                       12297                       12395
                                                          15719                       13827                       13651
                                                          13119                       11938                       11880
                                                          11038                       10508                       10380
                                                           9058                        9094                        8999
                                                          10794                       11267                       11057
4/30/05                                                   11383                       12079                       11758

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges        2.13%   4.46%  -6.25%    1.89%
Excluding sales charges   3.13    5.46   -6.25     1.89

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS C               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          12930                       12297                       12395
                                                          15719                       13827                       13651
                                                          13119                       11938                       11880
                                                          11038                       10508                       10380
                                                           9058                        9094                        8999
                                                          10794                       11267                       11057
4/30/05                                                   11383                       12079                       11758

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares, adjusted to reflect the applicable CDSC for Class C shares. From inception through 8/31/98, performance of Class I shares (first offered 9/1/98) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                          3.68%   6.58%  -5.30%    2.92%

(PERFORMANCE GRAPH)

                                                         CLASS I               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          13049                       12297                       12395
                                                          16026                       13827                       13651
                                                          13516                       11938                       11880
                                                          11484                       10508                       10380
                                                           9513                        9094                        8999
                                                          11453                       11267                       11057
4/30/05                                                   12206                       12079                       11758

                                       SIX     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                 MONTHS   YEAR   YEARS   INCEPTION
-----------------------------------------------------------------------

Russell 1000(R) Index(1)               4.04%   7.20%  -2.67%     2.77%
S&P 500(R) Index(2)                    3.28    6.34   -2.94      2.37
Average Lipper large-cap core
  fund(3)                              2.52    3.71   -4.21      1.14

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Common Stock Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            ENDING ACCOUNT               ENDING ACCOUNT
                                                             VALUE (BASED                 VALUE (BASED
                                                BEGINNING     ON ACTUAL      EXPENSES   ON HYPOTHETICAL    EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID      5% RETURN AND       PAID
                                                  VALUE       EXPENSES)       DURING    ACTUAL EXPENSES)    DURING
SHARE CLASS                                      11/1/04       4/30/05        PERIOD        4/30/05         PERIOD

CLASS A SHARES(1)                               $1,000.00     $1,035.30       $ 7.17       $1,017.90        $ 7.10
-------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                               $1,000.00     $1,031.55       $10.93       $1,014.15        $10.84
-------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                               $1,000.00     $1,031.55       $10.93       $1,014.15        $10.84
-------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                             $1,000.00     $  965.67       $ 2.94       $1,022.07        $ 3.02
-------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.42% for Class A and 2.17% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).
2. Expenses are equal to the Fund's annualized expense ratio (0.88% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 124, (to reflect the four-month period).
3. Class I shares were first offered on December 28, 2004. Expenses paid during the period reflect ongoing costs for the four-month period ending April 30, 2005. Had Class I shares been offered for the six months ended April 30, 2005, based on a hypothetical 5% return, expenses paid during the period would be $4.41 and the ending account value would be $1,026.60.

                                                     www.mainstayfunds.com     5

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

U.S. Common Stocks                                                               97.5%
Investment Company                                                                2.3%
Cash and Other Assets (less liabilities)                                          0.2%

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Johnson & Johnson
 4.  DIAMONDS Trust Series I
 5.  Microsoft Corp.
 6.  Gillette Co. (The)
 7.  Altria Group, Inc.
 8.  International Business Machines Corp.
 9.  AT&T Corp.
10.  Citigroup, Inc.

 6   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common stocks of well-established, well-managed U.S. companies that appear to have better-than-average potential for capital appreciation. The Fund invests primarily in large-capitalization issues. We manage the Fund with a core orientation, including growth and value equities, determined by market conditions. In implementing this strategy, we use a quantitative model to invest in approximately 500 or more stocks. The Fund's quantitative model has major inputs of price/cash flow ratios, earnings trends, earnings quality, and price trends. Securities are added to the portfolio based on a combination of these factors. In some instances, stocks are included in the portfolio for diversification and risk control purposes, even if they score poorly in the model. Our use of the quantitative model is enhanced through bottom-up stock selection. We seek to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. In employing our bottom-up approach, we assess stocks based on their individual strengths, rather than focusing on the underlying sectors or industries of those stocks or on general economic trends. We may sell a stock if--because of economic conditions, changes in the issuer's financial condition, changes in the issuer's industry, or other considerations--we do not believe that the security will help the Fund meet its investment objective. The Fund is measured against the S&P 500(R) Index.(1)

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE SIX-MONTH REPORTING PERIOD?

During the six months ended April 30, 2005, most broadly watched equity indices saw positive performance, but some small-cap core and small-cap growth indexes declined. Mid-capitalization stocks showed the strongest overall performance, followed by large- and then by small-capitalization stocks. The market's general preference for value equities over growth stocks was clearly evident among large- and mid-capitalization issues. During the reporting period, the domestic equity market was influenced by crude-oil price fluctuations, job-growth concerns, the U.S. dollar's decline, and continuing instability in the Middle East.

During the reporting period, the Federal Open Market Committee raised the federal funds target rate by 25 basis points on each of four occasions--in November and December 2004 and in February and March 2005. (A basis point is 1/100th of one percentage point.) These four rate hikes brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end. The economy appears to be well on its way to recovery after the 2001 recession, and the Federal Reserve is now trying to ease inflation.

WHICH INDUSTRY GROUPS MADE THE MOST SUBSTANTIAL POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2005?

The energy, health care equipment & services, utilities, capital goods, and household & personal products industry groups made the largest positive contributions to the Fund's performance.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST PERFORMERS?

The strongest relative contributors to the Fund's performance during the reporting period were Aetna (+27.0%),(2) Gillette (+11.0%), and Sprint (+7.2%). Aetna, an insurance company and health care benefits provider, increased earnings by lowering costs and increasing membership. Consumer products company Gillette saw its share price shoot up in late January after the company's merger with Procter & Gamble was announced. Shares of global communications company Sprint rose on the announcement by Sprint and SBC of a wireless fidelity (wi-fi) roaming pact to provide customers with access to each other's wi-fi networks.

WHICH INDUSTRIES DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's weakest-performing industry groups for the six months ended April 30, 2005, were technology hardware & equipment, automobiles & components, banks, software & services, and diversified financials.


1. See footnote on page 4 for information on the S&P 500(R) Index.
2. Performance percentages reflect the total return performance of the securities mentioned for the six months ended April 30, 2005, or for the portion of the reporting period shares were held in the Fund, if shorter. Purchases and sales within the Fund may cause the performance of Fund holdings to differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7

WHICH INDIVIDUAL STOCKS HURT THE FUND'S PERFORMANCE?

On an absolute basis, automobiles & components company Delphi (-56.4%) took the greatest toll on the Fund's performance during the reporting period. Altria Group (+9.3%), Fannie Mae (-18.5%), and Ford Motor (-28.0%) were the largest detractors from the Fund's relative performance. Altria Group, the parent company of Philip Morris and Kraft Foods, had a positive return, but the Fund's underweighted position in this security hurt relative performance. Accounting problems at Fannie Mae made investors uncertain about the outlook for the government-sponsored mortgage provider. Shares of Ford Motor, one of the world's largest producers of automobiles, steadily declined as the company's sales slumped along with the broader auto industry. In January 2005, for example, auto industry sales declined 12.4% compared to the same period in the previous year.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund uses a quantitative model that has major inputs of price-to-cash-flow, earnings trends, earnings quality, and price trends. A combination of these factors may be used in determining additions to the Fund's portfolio. In some instances, stocks are included in the Fund for diversification and risk control purposes even if they score poorly in the model.

From January through April 2005, we established a position in Neiman Marcus (+15.4%), a retailer of high-end items, because the company's recent sales had exceeded forecasts. Public Service Enterprise Group (+11.4%) was another new holding for the Fund, purchased from November 2004 through April 2005. The price of this public-utility holding company rose dramatically after a merger agreement with Exelon was announced in December 2004. From November 2004 through February 2005, the Fund established a position in Simon Property Group (+7.9%), a Thailand-based holding company that had improving fundamentals.

We sold the Fund's entire positions in Delta Air Lines, Crompton, and Coach during the reporting period. Crompton and Coach were sold for a profit, but Delta Air Lines was sold at a loss. Delta Air Lines struggled with increased competition and higher fuel prices. Crompton, which provides polymer and specialty products, is expected to pay $97 million in the near future to settle class-action lawsuits. Coach, the leather and mixed-material producer and marketer, simply became overvalued according to our quantitative model.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS DURING THE SIX MONTHS?

We added insurance names to the portfolio at the expense of other financial stocks when cash flows in the insurance industry group improved. We also increased the Fund's overweighted position in the energy industry group, seeking to benefit from strong cash flow and strong earnings prospects.

HOW WAS THE FUND POSITIONED RELATIVE TO THE S&P 500(R) INDEX AT THE END OF THE REPORTING PERIOD?

As of April 30, 2005, the Fund was overweighted relative to the S&P 500(R) Index in the insurance, utilities, and energy industry groups. At the same time, the Fund was underweighted relative to the Index in pharmaceuticals & biotechnology, capital goods, and media.

WHAT DO YOU ANTICIPATE FOR THE MARKETS AND THE FUND?

Several factors may affect equity performance in the months ahead. Despite stability for the past few months, the U.S. job market and the ongoing conflict in the Middle East still present risks. The value of the U.S. dollar also continues to weigh on the minds of investors. In February 2005, the U.S. dollar declined in response to news that South Korea intended to shift money away from the dollar. After South Korea denied the reports, the dollar rose again, but the episode showed how fragile the U.S. currency has been.

Of course, the overall strength of the U.S. economy remains a key factor. According to February Commerce Department data, the economy continued to grow at a steady pace. Gross domestic product grew at an annualized rate of 3.8% in the fourth quarter of 2004 and at a rate of 4.4% for the 2004 calendar year--the best performance in five years. On the other hand, preliminary estimates show that real gross domestic product grew at a somewhat slower annualized rate of 3.5% in the first quarter of 2005.

 8   MainStay Common Stock Fund

We continue to believe that large-cap equities may offer solid investment opportunities, even in highly volatile and unpredictable markets. Our disciplined investment approach is based on a proprietary quantitative model. We will continue to seek promising stocks of established companies that, according to the model, represent good value and appear to have better-than-average potential for capital appreciation. The model does not take market psychology or other subjective factors into account.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                    SHARES          VALUE
COMMON STOCKS (97.5%)+
-------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Boeing Co. (The)                                    17,264   $  1,027,553
General Dynamics Corp.                               1,728        181,526
Honeywell International, Inc.                        5,256        187,955
Lockheed Martin Corp.                                2,218        135,187
Precision Castparts Corp.                            1,986        146,289
Raytheon Co.                                        10,733        403,668
Rockwell Collins, Inc.                               4,284        196,550
                                                             ------------
                                                                2,278,728
                                                             ------------
AIR FREIGHT & LOGISTICS (0.5%)
CNF, Inc.                                            1,860         79,515
FedEx Corp.                                          3,557        302,167
J.B. Hunt Transport Services, Inc.                   1,387         54,217
Ryder System, Inc.                                   1,938         71,571
United Parcel Service, Inc. Class B                  2,305        164,370
                                                             ------------
                                                                  671,840
                                                             ------------
AIRLINES (0.0%) (b)
Alaska Air Group, Inc. (a)                             947         25,257
                                                             ------------

AUTO COMPONENTS (0.2%)
BorgWarner, Inc.                                     2,002         91,531
Cooper Tire & Rubber Co.                               358          6,247
Dana Corp.                                             569          6,498
Delphi Corp.                                         9,459         31,215
Goodyear Tire & Rubber Co. (The) (a)                 5,239         62,187
Lear Corp.                                             417         14,132
Visteon Corp.                                        3,903         13,661
                                                             ------------
                                                                  225,471
                                                             ------------
AUTOMOBILES (0.7%)
Ford Motor Co.                                      66,095        602,125
General Motors Corp.                                12,998        346,787
                                                             ------------
                                                                  948,912
                                                             ------------
BEVERAGES (0.7%)
Coca-Cola Co. (The)                                  7,690        334,053
Coca-Cola Enterprises, Inc.                          4,128         83,798
Constellation Brands, Inc. Class A (a)               1,218         64,201
Molson Coors Brewing Co. Class B                       694         42,855
Pepsi Bottling Group, Inc. (The)                     7,161        205,306
PepsiAmericas, Inc.                                    827         20,419
PepsiCo, Inc.                                        4,000        222,560
                                                             ------------
                                                                  973,192
                                                             ------------
BIOTECHNOLOGY (0.7%)
Amgen, Inc. (a)                                     12,813        745,845
Biogen Idec, Inc. (a)                                1,107         40,118
Genzyme Corp. (a)                                    1,535         89,966
Vertex Pharmaceuticals, Inc. (a)                       470          4,483
                                                             ------------
                                                                  880,412
                                                             ------------


                                                    SHARES          VALUE
BUILDING PRODUCTS (0.4%)
Masco Corp.                                         15,903   $    500,785
                                                             ------------

CAPITAL MARKETS (2.0%)
A.G. Edwards, Inc.                                   2,199         87,322
Bank of New York Co., Inc. (The)                    18,617        520,159
Bear Stearns Cos., Inc. (The)                        2,557        242,046
E*TRADE Financial Corp. (a)                         13,283        147,574
Eaton Vance Corp.                                    4,862        113,917
Franklin Resources, Inc.                             6,971        478,768
Janus Capital Group, Inc.                            4,228         54,922
LaBranche & Co. Inc. (a)                               357          2,374
Legg Mason, Inc.                                     3,739        264,946
Lehman Brothers Holdings, Inc.                       3,413        313,040
Merrill Lynch & Co., Inc.                            2,120        114,332
T.Rowe Price Group, Inc.                               769         42,426
SEI Investments Co.                                  1,220         40,028
State Street Corp.                                   2,060         95,233
                                                             ------------
                                                                2,517,087
                                                             ------------
CHEMICALS (2.7%)
Albemarle Corp.                                        244          8,933
Dow Chemical Co. (The)                              24,184      1,110,771
E.I. du Pont de Nemours & Co.                       24,666      1,162,015
Eastman Chemical Co.                                 2,788        150,552
FMC Corp. (a)                                          217         10,633
Great Lakes Chemical Corp.                           2,499         77,569
Lyondell Chemical Co.                                3,915         98,227
Monsanto Co.                                         9,556        560,173
PPG Industries, Inc.                                 4,802        324,375
                                                             ------------
                                                                3,503,248
                                                             ------------
COMMERCIAL BANKS (4.8%)
AmSouth Bancorp                                      2,172         57,167
Bank of America Corp.                               30,885      1,391,060
Bank of Hawaii Corp.                                   330         15,626
BB&T Corp.                                          17,552        688,214
Comerica, Inc.                                       3,114        178,308
Commerce Bancorp, Inc.                                 980         27,430
Compass Bancshares, Inc.                             1,474         63,411
Fifth Third Bancorp                                  6,667        290,015
Hibernia Corp. Class A                               4,631        144,626
Huntington Bancshares, Inc.                          1,319         31,010
KeyCorp                                              5,020        166,463
National City Corp.                                 15,584        529,233
PNC Financial Services Group, Inc.                   1,331         70,849
Regions Financial Corp.                              2,510         84,060
SunTrust Banks, Inc.                                 3,801        276,827

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
U.S. Bancorp                                        14,858   $    414,538
Unizan Financial Corp.                               3,700         94,054
Wachovia Corp.                                       2,723        139,363
Wells Fargo & Co.                                   24,693      1,480,099
Wilmington Trust Corp.                               1,219         43,092
Zions Bancorp                                          508         35,574
                                                             ------------
                                                                6,221,019
                                                             ------------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Allied Waste Industries, Inc. (a)                    5,393         43,090
Brink's Co. (The)                                    2,062         66,520
Career Education Corp. (a)                           1,270         39,929
Cendant Corp.                                       38,177        760,104
Donnelley (R.R.) & Sons Co.                          1,333         43,869
Equifax, Inc.                                        1,671         56,229
H&R Block, Inc.                                      1,485         73,968
Korn/Ferry International (a)                           229          3,298
Sotheby's Holdings, Inc. Class A (a)                   379          6,208
United Rentals, Inc. (a)                             2,769         50,921
Waste Management, Inc.                              14,270        406,553
                                                             ------------
                                                                1,550,689
                                                             ------------
COMMUNICATIONS EQUIPMENT (2.6%)
Ciena Corp. (a)                                      2,677          6,157
Cisco Systems, Inc. (a)                             95,982      1,658,569
CommScope, Inc. (a)                                    307          4,335
Comverse Technology, Inc. (a)                        3,749         85,440
Corning, Inc. (a)                                   10,206        140,332
Harris Corp.                                         2,776         78,283
Motorola, Inc.                                      79,484      1,219,284
Qlogic Corp. (a)                                     1,607         53,417
QUALCOMM, Inc.                                       2,291         79,933
Tellabs, Inc. (a)                                    4,188         32,499
                                                             ------------
                                                                3,358,249
                                                             ------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (a)                            22,507        811,603
Dell, Inc. (a)                                       7,858        273,694
EMC Corp. (a)                                        8,293        108,804
Hewlett-Packard Co.                                  7,807        159,809
V  International Business Machines Corp.            28,435      2,171,865
NCR Corp. (a)                                        6,723        221,859
Network Appliance, Inc. (a)                          7,362        196,050
Storage Technology Corp. (a)                         3,914        108,809
Sun Microsystems, Inc. (a)                          108,179       392,690
                                                             ------------
                                                                4,445,183
                                                             ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Granite Construction, Inc.                             499         11,267
Quanta Services, Inc. (a)                            2,118         16,902
                                                             ------------
                                                                   28,169
                                                             ------------


                                                    SHARES          VALUE
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.                      1,185   $     65,163
Vulcan Materials Co.                                 2,025        107,406
                                                             ------------
                                                                  172,569
                                                             ------------
CONSUMER FINANCE (1.6%)
American Express Co.                                 9,917        522,626
AmeriCredit Corp. (a)                                4,759        111,361
Capital One Financial Corp.                          7,330        519,624
MBNA Corp.                                          38,615        762,646
MoneyGram International, Inc.                        1,078         20,913
Providian Financial Corp. (a)                       10,453        174,251
                                                             ------------
                                                                2,111,421
                                                             ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                           2,773        109,533
Longview Fibre Co.                                   1,854         34,262
Pactiv Corp. (a)                                     2,718         58,274
                                                             ------------
                                                                  202,069
                                                             ------------
DISTRIBUTORS (0.1%)
ADESA, Inc.                                          1,121         27,117
Genuine Parts Co.                                    1,039         44,573
                                                             ------------
                                                                   71,690
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
CIT Group, Inc.                                      3,846        154,917
V  Citigroup, Inc.                                  43,063      2,022,238
GATX Corp.                                           1,792         58,634
JPMorgan Chase & Co.                                18,874        669,838
Moody's Corp.                                          877         72,037
Principal Financial Group, Inc.                      7,383        288,528
                                                             ------------
                                                                3,266,192
                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
V  AT&T Corp.                                       107,682     2,059,956
BellSouth Corp.                                      3,563         94,384
CenturyTel, Inc.                                     1,636         50,209
Cincinnati Bell, Inc. (a)                            4,364         17,456
Citizens Communications Co.                          8,003        102,039
Qwest Communications International, Inc. (a)        38,878        132,963
Verizon Communications, Inc.                        52,389      1,875,526
                                                             ------------
                                                                4,332,533
                                                             ------------
ELECTRIC UTILITIES (3.8%)
Allegheny Energy, Inc. (a)                           4,789        117,043
Alliant Energy Corp.                                 1,384         36,455
American Electric Power Co., Inc.                   14,194        499,913
CenterPoint Energy, Inc.                             1,711         20,258
CMS Energy Corp. (a)                                 3,636         46,977
DPL, Inc.                                            4,577        116,439
DTE Energy Co.                                       1,049         48,202
Edison International                                 9,707        352,364
Entergy Corp.                                        3,961        290,341

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
FirstEnergy Corp.                                    2,015   $     87,693
FPL Group, Inc.                                      8,698        355,052
IDACORP, Inc.                                          699         18,859
Northeast Utilities                                  3,844         70,384
OGE Energy Corp.                                       522         14,407
Pepco Holdings, Inc.                                 1,167         25,289
Pinnacle West Capital Corp.                          3,241        135,798
PNM Resources, Inc.                                    716         19,797
Progress Energy, Inc.                                2,209         92,756
Public Service Enterprise Group, Inc.               28,104      1,632,842
TECO Energy, Inc.                                    2,469         41,010
TXU Corp.                                            9,063        777,515
Xcel Energy, Inc.                                    7,026        120,707
                                                             ------------
                                                                4,920,101
                                                             ------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                      1,130         71,936
Emerson Electric Co.                                 2,471        154,857
Hubbell, Inc. Class B                                  397         17,250
Rockwell Automation, Inc.                            4,878        225,510
Thomas & Betts Corp. (a)                               708         22,033
                                                             ------------
                                                                  491,586
                                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
PerkinElmer, Inc.                                    3,052         56,462
Solectron Corp. (a)                                 17,578         58,007
Tech Data Corp. (a)                                    339         12,383
Thermo Electron Corp. (a)                            2,566         64,099
Varian, Inc. (a)                                       205          6,800
Vishay Intertechnology, Inc. (a)                     1,988         21,252
                                                             ------------
                                                                  219,003
                                                             ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Grant Prideco, Inc. (a)                                718         15,904
Halliburton Co.                                     10,684        444,347
Helmerich & Payne, Inc.                              1,234         47,435
Transocean, Inc. (a)                                 5,918        274,418
                                                             ------------
                                                                  782,104
                                                             ------------
FOOD & STAPLES RETAILING (2.2%)
Albertson's, Inc.                                    6,663        131,860
BJ's Wholesale Club, Inc. (a)                          837         22,306
Costco Wholesale Corp.                               9,195        373,133
Kroger Co. (The) (a)                                21,736        342,777
Ruddick Corp.                                          273          6,132
Safeway, Inc. (a)                                   16,003        340,704
SUPERVALU, Inc.                                      4,871        153,729
Wal-Mart Stores, Inc.                               29,958      1,412,220
                                                             ------------
                                                                2,782,861
                                                             ------------


                                                    SHARES          VALUE
FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland Co.                          19,311   $    347,405
ConAgra Foods, Inc.                                  5,437        145,439
Hershey Co. (The)                                    1,465         93,614
Sara Lee Corp.                                      18,863        403,480
Sensient Technologies Corp.                          1,137         22,751
Tyson Foods, Inc. Class A                            5,741         96,966
                                                             ------------
                                                                1,109,655
                                                             ------------
GAS UTILITIES (0.1%)
KeySpan Corp.                                        1,899         72,029
Nicor, Inc.                                          1,273         47,062
NiSource, Inc.                                       1,147         26,657
Peoples Energy Corp.                                   222          8,792
WGL Holdings, Inc.                                     569         17,246
                                                             ------------
                                                                  171,786
                                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Applera Corp. -- Applied Biosystems Group            3,061         64,893
Bausch & Lomb, Inc.                                    695         52,125
Baxter International, Inc.                           3,829        142,056
Becton, Dickinson & Co.                              4,485        262,462
C.R. Bard, Inc.                                        944         67,185
DENTSPLY International, Inc.                           477         26,073
Edwards Lifesciences Corp. (a)                         353         15,546
Guidant Corp.                                        1,286         95,267
Varian Medical Systems, Inc. (a)                     1,629         54,962
                                                             ------------
                                                                  780,569
                                                             ------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
Aetna, Inc.                                         10,695        784,692
AmerisourceBergen Corp.                              3,898        238,870
Apria Healthcare Group, Inc. (a)                       884         26,608
Cardinal Health, Inc.                               15,553        864,280
Caremark Rx, Inc. (a)                                6,289        251,875
CIGNA Corp.                                          4,855        446,563
Coventry Health Care, Inc. (a)                         657         44,959
HCA, Inc.                                           12,531        699,731
Humana, Inc. (a)                                     3,892        134,858
Laboratory Corp. of America Holdings (a)               256         12,672
Lincare Holdings, Inc. (a)                           3,456        147,502
Manor Care, Inc.                                       512         17,075
McKesson Corp.                                      10,375        383,875
Medco Health Solutions, Inc. (a)                     5,067        258,265
PacifiCare Health Systems, Inc. (a)                  1,509         90,178
Patterson Cos., Inc. (a)                               850         42,968
Tenet Healthcare Corp. (a)                           7,839         93,833
Triad Hospitals, Inc. (a)                            1,891         96,913
UnitedHealth Group, Inc.                            15,430      1,458,289

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Universal Health Services, Inc. Class B                360   $     20,426
WellPoint, Inc. (a)                                  4,172        532,973
                                                             ------------
                                                                6,647,405
                                                             ------------
HOTELS, RESTAURANTS & LEISURE (2.2%)
Brinker International, Inc. (a)                      1,059         35,794
Caesars Entertainment, Inc. (a)                      7,496        149,545
Carnival Corp.                                       3,651        178,461
CBRL Group, Inc.                                       577         22,232
Darden Restaurants, Inc.                             4,766        142,980
Harrah's Entertainment, Inc.                         2,054        134,783
Hilton Hotels Corp.                                 10,216        223,015
Krispy Kreme Doughnuts, Inc. (a)                       256          1,516
Marriott International, Inc. Class A                 2,578        161,769
McDonald's Corp.                                    34,022        997,185
Starbucks Corp. (a)                                  7,068        350,007
Starwood Hotels & Resorts Worldwide, Inc.            3,755        204,047
Yum! Brands, Inc.                                    3,537        166,098
                                                             ------------
                                                                2,767,432
                                                             ------------
HOUSEHOLD DURABLES (0.6%)
American Greetings Corp. Class A                     2,452         55,538
Black & Decker Corp. (The)                           1,900        158,897
Fortune Brands, Inc.                                   710         60,052
Furniture Brands International, Inc.                   971         18,818
Harman International Industries, Inc.                1,599        125,649
Leggett & Platt, Inc.                                1,131         30,492
Lennar Corp. Class A                                   895         46,066
Maytag Corp.                                         2,809         27,219
Newell Rubbermaid, Inc.                              8,305        180,468
Ryland Group, Inc. (The)                               292         17,929
Whirlpool Corp.                                      1,594         98,923
                                                             ------------
                                                                  820,051
                                                             ------------
HOUSEHOLD PRODUCTS (0.3%)
Clorox Co. (The)                                     2,762        174,834
Energizer Holdings, Inc. (a)                         1,743         99,299
Kimberly-Clark Corp.                                 2,084        130,146
                                                             ------------
                                                                  404,279
                                                             ------------
INDUSTRIAL CONGLOMERATES (3.7%)
V  General Electric Co.                             100,391     3,634,154
Textron, Inc.                                        4,876        367,407
Tyco International, Ltd.                            22,006        689,008
                                                             ------------
                                                                4,690,569
                                                             ------------
INSURANCE (6.6%)
ACE, Ltd.                                           10,223        439,180
AFLAC, Inc.                                         18,224        740,806
American Financial Group, Inc.                       1,249         38,831
American International Group, Inc.                  37,537      1,908,756


                                                    SHARES          VALUE
INSURANCE (CONTINUED)
AmerUs Group Co.                                     1,425   $     66,989
Aon Corp.                                            7,623        158,940
Chubb Corp. (The)                                    6,882        562,810
Everest Re Group, Ltd.                               2,021        166,126
First American Corp.                                 1,092         39,094
Hartford Financial Services
  Group, Inc. (The)                                  4,348        314,665
HCC Insurance Holdings, Inc.                         2,424         86,222
Horace Mann Educators Corp.                          1,007         16,495
Lincoln National Corp.                                 999         44,925
Loews Corp.                                          1,295         91,790
MetLife, Inc.                                       26,766      1,041,197
Ohio Casualty Corp. (a)                              1,099         25,772
Old Republic International Corp.                     1,983         46,799
Progressive Corp. (The)                              3,658        333,866
Protective Life Corp.                                1,236         47,265
Prudential Financial, Inc.                          12,661        723,576
SAFECO Corp.                                         4,294        226,165
St. Paul Travelers Cos., Inc. (The)                 20,239        724,556
StanCorp Financial Group, Inc.                         693         53,028
UnumProvident Corp.                                  7,142        119,414
W.R. Berkley Corp.                                   3,041         98,832
XL Capital, Ltd. Class A                             5,068        356,280
                                                             ------------
                                                                8,472,379
                                                             ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a)                                       9,213        292,328
                                                             ------------

IT SERVICES (0.6%)
Acxiom Corp.                                         3,083         58,577
Alliance Data Systems Corp. (a)                        964         38,946
BISYS Group, Inc. (The) (a)                            754         10,646
CheckFree Corp. (a)                                  2,077         76,184
Cognizant Technology
  Solutions Corp. (a)                                1,597         67,090
Computer Sciences Corp. (a)                          6,919        300,838
CSG Systems International, Inc. (a)                    955         16,416
Electronic Data Systems Corp.                        9,073        175,563
Sabre Holdings Corp. Class A                           830         16,235
SunGard Data Systems, Inc. (a)                         637         21,276
Unisys Corp. (a)                                     9,557         62,025
                                                             ------------
                                                                  843,796
                                                             ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co.                                    9,075        226,875
Hasbro, Inc.                                         2,080         39,353
Mattel, Inc.                                         2,575         46,479
                                                             ------------
                                                                  312,707
                                                             ------------
MACHINERY (0.5%)
Cummins, Inc.                                        1,080         73,440
Eaton Corp.                                            303         17,771

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
MACHINERY (CONTINUED)
Federal Signal Corp.                                   296   $      4,153
Flowserve Corp. (a)                                    327          9,078
Graco, Inc.                                            835         28,198
Harsco Corp.                                           760         40,774
Ingersoll-Rand Co. Class A                           1,359        104,466
Navistar International Corp. (a)                       405         11,960
Nordson Corp.                                          213          6,863
PACCAR, Inc.                                         2,082        141,368
Parker-Hannifin Corp.                                1,414         84,755
Pentair, Inc.                                        1,164         46,303
Tecumseh Products Co. Class A                          334         11,603
                                                             ------------
                                                                  580,732
                                                             ------------
MARINE (0.0%) (b)
Alexander & Baldwin, Inc.                            1,028         41,870
                                                             ------------

MEDIA (2.1%)
Catalina Marketing Corp.                             1,839         42,757
Comcast Corp. Class A (a)                              454         14,578
Emmis Communications Corp. Class A (a)                 332          5,123
Media General, Inc. Class A                            146          8,947
Reader's Digest Association, Inc. (The)              1,753         29,801
Scholastic Corp. (a)                                   237          8,260
Time Warner, Inc. (a)                               38,952        654,783
Viacom, Inc. Class B                                21,869        757,104
Walt Disney Co. (The)                               43,173      1,139,767
                                                             ------------
                                                                2,661,120
                                                             ------------
METALS & MINING (0.8%)
Alcoa, Inc.                                          3,196         92,747
Allegheny Technologies, Inc.                           586         13,127
Freeport-McMoRan
  Copper & Gold, Inc. Class B                        1,107         38,369
Nucor Corp.                                          5,803        296,533
Peabody Energy Corp.                                 2,228         97,520
Phelps Dodge Corp.                                   3,425        294,036
Steel Dynamics, Inc.                                   885         24,054
United States Steel Corp.                            4,148        177,369
                                                             ------------
                                                                1,033,755
                                                             ------------
MULTILINE RETAIL (1.8%)
Dillard's, Inc. Class A                              2,927         68,111
Federated Department Stores, Inc.                    5,136        295,320
J.C. Penney Co., Inc. Holding Co.                    7,124        337,748
May Department Stores Co.                            5,453        191,291
Neiman Marcus Group, Inc. (The) Class A                892         87,702
Saks, Inc. (a)                                       2,563         43,674


                                                    SHARES          VALUE
MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)                             1,457   $    197,045
Target Corp.                                        22,824      1,059,262
                                                             ------------
                                                                2,280,153
                                                             ------------
MULTI-UTILITIES & UNREGULATED POWER (1.8%)
AES Corp. (The) (a)                                 23,632        380,003
Constellation Energy Group                           2,136        112,268
Duke Energy Corp.                                   34,384      1,003,669
El Paso Corp.                                       15,199        151,838
National Fuel Gas Co.                                  494         13,452
ONEOK, Inc.                                          2,445         70,563
Questar Corp.                                        2,046        119,486
Sierra Pacific Resources (a)                         4,194         45,379
Westar Energy, Inc.                                  1,056         24,182
Williams Cos., Inc. (The)                           20,219        344,127
                                                             ------------
                                                                2,264,967
                                                             ------------
OFFICE ELECTRONICS (0.4%)
Xerox Corp. (a)                                     33,839        448,367
                                                             ------------

OIL & GAS (9.3%)
Amerada Hess Corp.                                   1,095        102,546
Anadarko Petroleum Corp.                             5,709        416,985
Apache Corp.                                           807         45,426
Burlington Resources, Inc.                          14,154        688,026
ChevronTexaco Corp.                                 12,088        628,576
ConocoPhillips                                      13,937      1,461,295
Devon Energy Corp.                                  17,540        792,282
EOG Resources, Inc.                                  2,818        133,996
V  ExxonMobil Corp.                                 78,188      4,459,062
Forest Oil Corp. (a)                                   696         26,817
Kerr-McGee Corp.                                     4,792        371,859
Marathon Oil Corp.                                   9,401        437,805
Murphy Oil Corp.                                       549         48,910
Newfield Exploration Co. (a)                         1,127         80,051
Noble Energy, Inc.                                   1,044         66,941
Occidental Petroleum Corp.                           9,703        669,507
Overseas Shipholding Group, Inc.                     1,141         64,387
Plains Exploration & Production Co. (a)              2,784         89,589
Sunoco, Inc.                                         2,595        257,580
Unocal Corp.                                         4,913        268,004
Valero Energy Corp.                                  7,896        541,113
XTO Energy, Inc.                                     7,172        216,379
                                                             ------------
                                                               11,867,136
                                                             ------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                8,514        291,775
Louisiana-Pacific Corp.                              1,981         48,733
MeadWestvaco Corp.                                   1,659         48,857

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Potlatch Corp.                                       1,068   $     50,442
Weyerhaeuser Co.                                     1,527        104,767
                                                             ------------
                                                                  544,574
                                                             ------------
PERSONAL PRODUCTS (1.8%)
V  Gillette Co. (The)                               44,766      2,311,716
                                                             ------------

PHARMACEUTICALS (5.6%)
Abbott Laboratories                                    277         13,617
V  Johnson & Johnson                                47,405      3,253,405
King Pharmaceuticals, Inc. (a)                       2,431         19,448
Merck & Co., Inc.                                   52,322      1,773,716
Mylan Laboratories, Inc.                             2,097         34,600
Pfizer, Inc.                                        70,759      1,922,522
Wyeth                                                3,289        147,808
                                                             ------------
                                                                7,165,116
                                                             ------------
REAL ESTATE (0.4%)
Apartment Investment &
  Management Co. Class A                             2,803        106,851
Archstone-Smith Trust                                2,390         85,968
Equity Residential                                   3,335        114,557
Plum Creek Timber Co., Inc.                          1,085         37,476
Simon Property Group, Inc.                           2,616        172,839
Weingarten Realty Investors                            528         19,013
                                                             ------------
                                                                  536,704
                                                             ------------
ROAD & RAIL (1.2%)
Burlington Northern Santa Fe Corp.                  13,671        659,626
CSX Corp.                                            2,600        104,338
Norfolk Southern Corp.                              10,794        338,932
Swift Transportation Co., Inc. (a)                   2,080         44,367
Union Pacific Corp.                                  4,732        302,516
Yellow Roadway Corp. (a)                               600         29,400
                                                             ------------
                                                                1,479,179
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. (a)                    13,932        198,252
Altera Corp. (a)                                     2,177         45,129
Applied Materials, Inc.                              2,445         36,357
Atmel Corp. (a)                                     10,003         23,107
Cabot Microelectronics Corp. (a)                       437         12,581
Cree, Inc. (a)                                       1,313         31,762
Fairchild Semiconductor
  International, Inc. (a)                            1,432         19,261
Freescale Semiconductor, Inc. Class B (a)           10,846        204,556
Integrated Device Technology, Inc. (a)                 626          6,698
Intel Corp.                                         56,893      1,338,123
Lam Research Corp. (a)                               4,147        106,371
Maxim Integrated Products, Inc.                      3,040        113,696


                                                    SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Micron Technology, Inc. (a)                         13,075   $    126,958
National Semiconductor Corp.                         4,258         81,243
Texas Instruments, Inc.                             28,234        704,720
                                                             ------------
                                                                3,048,814
                                                             ------------
SOFTWARE (3.3%)
Activision, Inc. (a)                                 1,132         16,368
Autodesk, Inc.                                       8,343        265,558
BMC Software, Inc. (a)                               8,014        129,827
Citrix Systems, Inc. (a)                             4,991        112,298
Computer Associates
  International, Inc.                                3,440         92,536
Compuware Corp. (a)                                  8,989         53,485
Electronic Arts, Inc. (a)                            1,790         95,568
Intuit, Inc. (a)                                     4,528        182,478
Macromedia, Inc. (a)                                10,686        423,273
Macrovision Corp. (a)                                  292          5,971
McAfee, Inc. (a)                                     4,790        100,159
Mercury Interactive Corp. (a)                        1,043         43,107
V  Microsoft Corp.                                  92,497      2,340,174
Novell, Inc. (a)                                     2,329         13,764
Parametric Technology Corp. (a)                      4,367         23,233
Sybase, Inc. (a)                                     1,243         23,530
Synopsys, Inc. (a)                                   4,524         74,375
VERITAS Software Corp. (a)                           9,180        189,016
Wind River Systems, Inc. (a)                            82          1,064
                                                             ------------
                                                                4,185,784
                                                             ------------
SPECIALTY RETAIL (1.4%)
Abercrombie & Fitch Co. Class A                      3,253        175,499
Advanced Auto Parts, Inc. (a)                          455         24,274
American Eagle Outfitters, Inc.                      4,219        110,622
AutoZone, Inc. (a)                                     481         39,923
Barnes & Noble, Inc. (a)                             2,048         72,909
Borders Group, Inc.                                  1,670         40,397
Chico's FAS, Inc. (a)                                   55          1,410
Circuit City Stores, Inc.                            5,916         93,473
Gap, Inc. (The)                                      5,188        110,764
Home Depot, Inc. (The)                              10,976        388,221
Limited Brands, Inc.                                 7,197        156,103
Michaels Stores, Inc.                                4,889        162,315
Office Depot, Inc. (a)                               7,148        139,958
Payless ShoeSource, Inc. (a)                         2,504         34,205
Rent-A-Center, Inc. (a)                                438         10,529
Staples, Inc.                                        4,596         87,646
TOYS "R" Us, Inc. (a)                                6,041        153,139
                                                             ------------
                                                                1,801,387
                                                             ------------
THRIFTS & MORTGAGE FINANCE (2.6%)
Countrywide Financial Corp.                         17,171        621,418
Fannie Mae                                          24,894      1,343,031
Freddie Mac                                         17,182      1,057,037

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Independence Community Bank Corp.                    1,790   $     63,867
Washington Mutual, Inc.                              4,330        178,916
Webster Financial Corp.                                645         29,315
                                                             ------------
                                                                3,293,584
                                                             ------------
TOBACCO (1.9%)
V  Altria Group, Inc.                               34,531      2,244,170
Reynolds American, Inc.                                886         69,081
UST, Inc.                                            3,007        137,721
                                                             ------------
                                                                2,450,972
                                                             ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Grainger (W.W.), Inc.                                  537         29,691
                                                             ------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
Nextel Communications, Inc. Class A (a)             70,160      1,963,778
Telephone & Data Systems, Inc.                       1,025         79,120
                                                             ------------
                                                                2,042,898
                                                             ------------
Total Common Stocks
  (Cost $123,987,627)                                         124,861,845
                                                             ------------

INVESTMENT COMPANY (2.3%)
-------------------------------------------------------------------------
CAPITAL MARKETS (2.3%)
V  DIAMONDS Trust Series I (c)                      29,385      2,994,038
                                                             ------------
Total Investment Company
  (Cost $3,009,478)                                             2,994,038
                                                             ------------
Total Investments
  (Cost $126,997,105) (d)                             99.8%   127,855,883(e)
Cash and Other Assets, Less Liabilities                0.2        241,579
                                                    ------   ------------
Net Assets                                           100.0%  $128,097,462
                                                    ======   ============

(a)  Non-income producing security.
(b)  Less than one-tenth of a percent.
(c) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $127,390,486.
(e)  At April 30, 2005 net unrealized appreciation was
     $465,397, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,224,173 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,758,776.

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $126,997,105)                $127,855,883
Cash                                                 633,203
Receivables:
  Investment securities sold                       7,206,545
  Fund shares sold                                   198,235
  Dividends and interest                             154,802
  Manager                                              1,545
Other assets                                          40,449
                                                ------------
    Total assets                                 136,090,662
                                                ------------
LIABILITIES:
Payables:
  Investments securities purchased                 7,624,911
  Transfer agent                                     177,294
  Fund shares redeemed                                88,956
  NYLIFE Distributors                                 56,301
  Custodian                                            3,064
Accrued expenses                                      42,674
                                                ------------
    Total liabilities                              7,993,200
                                                ------------
Net assets                                      $128,097,462
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     29,587
  Class B                                             46,089
  Class C                                              2,585
  Class I                                             32,650
Additional paid-in capital                       143,787,144
Accumulated net investment income                    288,262
Accumulated net realized loss on investments     (16,947,633)
Net unrealized appreciation on investments           858,778
                                                ------------
Net assets                                      $128,097,462
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 34,931,492
                                                ============
Shares of beneficial interest outstanding          2,958,676
                                                ============
Net asset value per share outstanding           $      11.81
Maximum sales charge (5.50% of offering price)          0.69
                                                ------------
Maximum offering price per share outstanding    $      12.50
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 51,656,423
                                                ============
Shares of beneficial interest outstanding          4,608,880
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.21
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  2,896,320
                                                ============
Shares of beneficial interest outstanding            258,479
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.21
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 38,613,227
                                                ============
Shares of beneficial interest outstanding          3,264,969
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.83
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,237,470
  Interest                                             1,486
                                                 -----------
    Total income                                   1,238,956
                                                 -----------
EXPENSES:
  Manager                                            383,129
  Transfer agent -- Classes A, B and C               249,570
  Transfer agent -- Class I                           18,435
  Distribution -- Class B                            203,449
  Distribution -- Class C                             11,525
  Service -- Class A                                  46,262
  Service -- Class B                                  67,816
  Service -- Class C                                   3,842
  Professional                                        30,324
  Custodian                                           29,717
  Shareholder communication                           25,130
  Registration                                        24,741
  Recordkeeping                                       18,425
  Trustees                                             4,142
  Miscellaneous                                       17,211
                                                 -----------
    Total expenses before waiver and
      reimbursement                                1,133,718
  Fee waived/reimbursed by Manager                  (183,024)
                                                 -----------
    Net expenses                                     950,694
                                                 -----------
Net investment income                                288,262
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   3,055,443
Net change in unrealized appreciation on
  investments                                     (1,682,196)
                                                 -----------
Net realized and unrealized gain on investments    1,373,247
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,661,509
                                                 ===========

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                         2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income (loss)    $    288,262   $   (482,199)
 Net realized gain on
  investments                       3,055,443     13,500,040
 Net change in unrealized
  appreciation on investments      (1,682,196)    (7,321,272)
                                 ---------------------------
 Net increase in net assets
  resulting from operations         1,661,509      5,696,569
                                 ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                          3,617,378      5,169,738
   Class B                          3,532,160      6,295,159
   Class C                            515,254        722,432
   Class I                         40,663,585             --
                                 ---------------------------
                                   48,328,377     12,187,329
 Cost of shares redeemed:
   Class A                         (4,904,587)   (10,891,285)
   Class B                         (7,256,291)    (9,778,693)
   Class C                           (645,846)      (378,475)
   Class I                           (609,260)            --
                                 ---------------------------
                                  (13,415,984)   (21,048,453)
                                 ---------------------------
    Increase (decrease) in net
     assets derived from
     capital share transactions    34,912,393     (8,861,124)
                                 ---------------------------
    Net increase (decrease) in
     net assets                    36,573,902     (3,164,555)

NET ASSETS:
Beginning of period                91,523,560     94,688,115
                                 ---------------------------
End of period                    $128,097,462   $ 91,523,560
                                 ===========================
Accumulated undistributed net
 investment income at end of
 period                          $    288,262   $         --
                                 ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                             CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $ 11.41          $ 10.69          $  9.02        $ 12.12      $ 14.74      $ 15.37      $ 11.86
                                 -------          -------          -------        -------      -------      -------      -------
Net investment income (loss)
  (a)                               0.06            (0.01)           (0.01)         (0.02)       (0.05)       (0.04)       (0.02)
Net realized and unrealized
  gain (loss) on investments        0.34             0.73             1.68          (3.08)       (2.57)       (0.38)        3.54
                                 -------          -------          -------        -------      -------      -------      -------
Total from investment
  operations                        0.40             0.72             1.67          (3.10)       (2.62)       (0.42)        3.52
                                 -------          -------          -------        -------      -------      -------      -------
Less distributions to
  shareholders:
  From net realized gain on
    investments                       --               --               --             --           --        (0.17)       (0.01)
  In excess of net realized
    gain on investments               --               --               --             --           --        (0.04)          --
                                 -------          -------          -------        -------      -------      -------      -------
Total distributions to
  shareholders                        --               --               --             --           --        (0.21)       (0.01)
                                 -------          -------          -------        -------      -------      -------      -------
Net asset value at end of
  period                         $ 11.81          $ 11.41          $ 10.69        $  9.02      $ 12.12      $ 14.74      $ 15.37
                                 =======          =======          =======        =======      =======      =======      =======
Total investment return (b)         3.51%(c)         6.74%           18.51%(c)     (25.58%)     (17.77%)      (2.70%)      29.67%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.83%+          (0.05%)          (0.06%)+       (0.24%)      (0.42%)      (0.26%)      (0.16%)
    Net expenses                    1.42%+           1.65%            1.65% +        1.65%        1.58%        1.49%        1.59%
    Expenses (before
      waiver/reimbursement)         1.75%+           1.77%            1.86% +        1.75%        1.58%        1.49%        1.59%
Portfolio turnover rate               54%             136%              71%           130%          95%          70%          72%
Net assets at end of period
  (in 000's)                     $34,931          $34,957          $38,313        $28,639      $31,389      $38,040      $26,214

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                            CLASS C
                                  ENDED         YEAR ENDED         THROUGH        --------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000        1999
Net asset value at beginning
  of period                       $10.87          $10.25           $ 8.71         $ 11.79      $ 14.45      $15.19      $11.80
                                  ------          ------           ------         -------      -------      ------      ------
Net investment income (loss)
  (a)                               0.01           (0.09)           (0.06)          (0.10)       (0.15)      (0.15)      (0.11)
Net realized and unrealized
  gain (loss) on investments        0.33            0.71             1.60           (2.98)       (2.51)      (0.38)       3.51
                                  ------          ------           ------         -------      -------      ------      ------
Total from investment
  operations                        0.34            0.62             1.54           (3.08)       (2.66)      (0.53)       3.40
                                  ------          ------           ------         -------      -------      ------      ------
Less distributions to
  shareholders:
  From net realized gain on
    investments                       --              --               --              --           --       (0.17)      (0.01)
  In excess of net realized
    gain on investments               --              --               --              --           --       (0.04)         --
                                  ------          ------           ------         -------      -------      ------      ------
Total distributions to
  shareholders                        --              --               --              --           --       (0.21)      (0.01)
                                  ------          ------           ------         -------      -------      ------      ------
Net asset value at end of
  period                          $11.21          $10.87           $10.25         $  8.71      $ 11.79      $14.45      $15.19
                                  ======          ======           ======         =======      =======      ======      ======
Total investment return (b)         3.13%(c)        6.05%           17.68%(c)      (26.12%)     (18.41%)     (3.46%)    (28.80%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.08%+         (0.80%)          (0.81%)+        (0.99%)      (1.17%)     (1.01%)     (0.91%)
    Net expenses                    2.17%+          2.40%            2.40% +         2.40%        2.33%       2.24%       2.34%
    Expenses (before
      waiver/reimbursement)         2.50%+          2.52%            2.61% +         2.50%        2.33%       2.24%       2.34%
Portfolio turnover rate               54%            136%              71%            130%          95%         70%         72%
Net assets at end of period
  (in 000's)                      $2,896          $2,926           $2,429         $ 1,724      $ 1,683      $2,293      $  806

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  First offered on December 28, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                             CLASS B
      ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
      2005*            2004            2003**          2002         2001         2000         1999
     $ 10.87          $ 10.26          $  8.71        $ 11.79      $ 14.45      $ 15.19      $ 11.80
     -------          -------          -------        -------      -------      -------      -------
        0.01            (0.09)           (0.06)         (0.10)       (0.15)       (0.15)       (0.11)
        0.33             0.70             1.61          (2.98)       (2.51)       (0.38)        3.51
     -------          -------          -------        -------      -------      -------      -------
        0.34             0.61             1.55          (3.08)       (2.66)       (0.53)        3.40
     -------          -------          -------        -------      -------      -------      -------
          --               --               --             --           --        (0.17)       (0.01)
          --               --               --             --           --        (0.04)          --
     -------          -------          -------        -------      -------      -------      -------
          --               --               --             --           --        (0.21)       (0.01)
     -------          -------          -------        -------      -------      -------      -------
     $ 11.21          $ 10.87          $ 10.26        $  8.71      $ 11.79      $ 14.45      $ 15.19
     =======          =======          =======        =======      =======      =======      =======
        3.13%(c)         5.95%           17.80%(c)     (26.12%)     (18.41%)      (3.46%)      28.80%
        0.08%+          (0.80%)          (0.81%)+       (0.99%)      (1.17%)      (1.01%)      (0.91%)
        2.17%+           2.40%            2.40% +        2.40%        2.33%        2.24%        2.34%
        2.50%+           2.52%            2.61% +        2.50%        2.33%        2.24%        2.34%
          54%             136%              71%           130%          95%          70%          72%
     $51,656          $53,640          $53,946        $48,434      $73,048      $91,246      $58,937

      CLASS I
    ------------
    DECEMBER 28,
      2004***
      THROUGH
     APRIL 30,
       2005*
      $ 12.34
      -------
         0.03
        (0.54)
      -------
        (0.51)
      -------
           --
           --
      -------
           --
      -------
      $ 11.83
      =======
         3.68%(c)
         1.37%+
         0.88%+
         1.21%+
           54%
      $38,613

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares commenced on December 28, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based

 22   MainStay Common Stock Fund
upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% on assets in excess of $500 million. Prior to December 1, 2004, the Manager voluntarily agreed to reimburse the expenses of the Fund so that operating expenses do not exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective December 1, 2004, NYLIM voluntarily agreed to reimburse the expenses of the Fund so that operating expenses do not exceed on an annualized basis 1.38%, 2.13% and 2.13% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent amount for Class I shares. For the six months ended April 30, 2005, the Manager earned from the Fund $383,129, and waived its fees and/or reimbursed expenses in the amount of $183,024.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $7,602 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,139, $37,264 and $271, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $268,005.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Common Stock Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class A with a net value of $11,500,954. This represents 32.9% of Class A shares net assets and 9.0% of the Funds total net assets at period end.

                                                    www.mainstayfunds.com     23

(G) OTHER. Fees for the cost of legal services, included in Professional fees, as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,128 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $18,425 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $19,609,695 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $ 1,061
               2010                  16,193
               2011                   2,355
       -------------------------------------------
                                    $19,609
       -------------------------------------------

The Fund utilized $13,614,652 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $94,468 and $59,283, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       DECEMBER 28*
                            SIX MONTHS ENDED             THROUGH
                            APRIL 30, 2005**         APRIL 30, 2005**
                       CLASS A   CLASS B   CLASS C       CLASS I

Shares sold               304       307       45          3,316
---------------------------------------------------------------------
Shares redeemed          (408)     (631)     (56)           (51)
---------------------------------------------------------------------
Net increase
  (decrease)             (104)     (324)     (11)         3,265
---------------------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                       458       586        67
-----------------------------------------------------------
Shares redeemed                  (981)     (913)      (35)
-----------------------------------------------------------
Net increase (decrease)          (523)     (327)       32
-----------------------------------------------------------

*   First offered on December 28, 2004.
**  Unaudited.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that

 24   MainStay Common Stock Fund
they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Common Stock Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay Common Stock Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 30   MainStay Common Stock Fund

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07199         (RECYCLE LOGO)                       MS225-05  MSCS10-06/05

(MAINSTAY INVESTMENT LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Small Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.
Sincerely,


/s/ Christopher O. Blunt

Christopher O. Blunt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       8
----------------------------------------------------

Portfolio of Investments                          10
----------------------------------------------------

Financial Statements                              13
Notes to Financial Statements                     18
----------------------------------------------------

Trustees and Officers                             22
----------------------------------------------------

Proxy Voting Policies and Procedures              25
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        25
----------------------------------------------------

MainStay Funds                                    26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -5.22%   -5.29%  -7.64%    4.02%
Excluding sales charges   0.29     0.22   -6.59     4.88

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                     9450                       10000                       10000
                                                          10225                       10376                        9591
                                                          18475                       13633                       11358
                                                          14121                       10245                       11033
                                                          13131                        9372                       11770
                                                           9872                        7169                        9326
                                                          13111                       10150                       13245
4/30/05                                                   13140                       10094                       13869

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -5.07%   -5.51%  -7.65%    4.08%
Excluding sales charges  -0.08    -0.54   -7.29     4.08

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                          10740                       10376                        9591
                                                          19250                       13633                       11358
                                                          14592                       10245                       11033
                                                          13482                        9372                       11770
                                                          10063                        7169                        9326
                                                          13259                       10150                       13245
4/30/05                                                   13187                       10094                       13869

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -1.08%   -1.53%  -7.29%    4.08%
Excluding sales charges  -0.08    -0.54   -7.29     4.08

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                          10740                       10376                        9591
                                                          19250                       13633                       11358
                                                          14592                       10245                       11033
                                                          13482                        9372                       11770
                                                          10063                        7169                        9326
                                                          13259                       10150                       13245
4/30/05                                                   13187                       10094                       13869

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Growth Fund

                                        SIX      ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                  MONTHS    YEAR    YEARS    INCEPTION
---------------------------------------------------------------------------
Russell 2000(R) Growth Index(1)        -1.98%   -0.55%   -5.83%     0.13%
Russell 2000(R) Index(2)               -0.15     4.71     4.08      4.84
Average Lipper small-cap growth
  fund(3)                              -0.79     0.25    -4.23      3.76

1. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                              VALUE
                                                             ENDING ACCOUNT                 (BASED ON
                                                              VALUE (BASED                 HYPOTHETICAL
                                                 BEGINNING     ON ACTUAL      EXPENSES      5% RETURN      EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID        AND ACTUAL       PAID
                                                   VALUE       EXPENSES)       DURING       EXPENSES)       DURING
SHARE CLASS                                       11/1/04       4/30/05       PERIOD(1)      4/30/05       PERIOD(1)

CLASS A SHARES                                   $1,000.00     $1,002.90       $ 8.54       $1,016.40       $ 8.60
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $  999.15       $12.24       $1,012.65       $12.33
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $  999.15       $12.24       $1,012.65       $12.33
--------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.72% for Class A and 2.47% for Class B and Class C multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay Small Cap Growth Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                    98.60%
Short-Term Investments (collateral from securities lending                       18.30%
  is 14.4%)
Liabilities in Excess of Cash and Other Assets                                  -16.90%

See Portfolio of Investments on page 10 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Ryland Group, Inc. (The)
 2.  Sierra Health Services, Inc.
 3.  WCI Communities, Inc.
 4.  Meritage Homes Corp.
 5.  Chattem, Inc.
 6.  Guitar Center, Inc.
 7.  Hovnanian Enterprises, Inc. Class A
 8.  Penn National Gaming, Inc.
 9.  Cal Dive International, Inc.
10.  Massey Energy Co.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to those of companies in the Russell 2000(R) Index.(1) We select investments according to the economic environment, the attractiveness of particular markets, and the financial condition and competitiveness of individual companies. In implementing this strategy, we look for securities of companies with above-average revenue and earnings-per-share growth, potential for positive earnings surprises, and strong management. Ideally, the companies will have high levels of ownership by insiders. We may also invest in companies that we believe are attractive because of special factors, such as new management, new products, changes in consumer demand, or changes in the economy. We may sell a stock if its fundamentals deteriorate, if its valuation is deemed too high in relation to its growth rate or its peer group, or if we no longer believe the security will help the Fund meet its investment objective.

WHAT MAJOR FACTORS INFLUENCED STOCK-MARKET PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Among the most significant factors influencing the equity markets during the reporting period were Federal Reserve interest-rate hikes, fluctuating oil prices, rising inflation, the pace of economic growth, and shifts in corporate earnings. Heightened concerns about these factors contributed to a correction in stock prices in the first four months of 2005.

WHAT SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance was helped by favorable stock selection in consumer, health care, and information technology stocks, with the largest positive contribution coming from consumer discretionary holdings. The Fund's overweighted positions in the consumer discretionary and energy sectors, combined with an underweighted position in information technology also enhanced results. On the other hand, the Fund's stock selection in energy, industrials, and materials detracted from performance. Even so, excluding all sales charges, each share class of the Fund outperformed the Russell 2000(R) Growth Index(2) for the reporting period.

For the six months ended April 30, 2005, we reduced the Fund's exposure to the information technology sector. Our decision to do so had a positive effect on the Fund's performance. Increasing the Fund's weighting among energy stocks also had a positive impact, as did our decision to reduce the Fund's biotechnology holdings late in 2004.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES?

The holdings that made the greatest positive contribution to the Fund's performance during the reporting period were Penn National Gaming, Hovnanian Enterprises, Meritage Homes, Ryland Group, and Electronics Boutique. Penn National Gaming's stock price rose as investors anticipated that approval of slot machines at the company's racetracks would prompt strong earnings growth. Synergies from the company's acquisition of Argosy Gaming also proved beneficial. Homebuilders Hovnanian, Meritage, and Ryland Group all benefited from continued strong earnings growth and attractive mortgage rates. Electronics Boutique, a retailer of video games and related equipment, rose sharply in April 2005 when the company received an acquisition offer from competitor Gamestop.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Bradley Pharmaceuticals, Ceradyne, UCBH Holdings, Bluegreen, and Commercial Capital Bancorp were the largest detractors from the Fund's performance during the reporting period. Bradley Pharmaceuticals, a specialty-pharmaceutical company, suffered a sharp stock-price decline when the company announced that its accounting practices would be investigated by the Securities and Exchange Commission. Ceradyne, a manufacturer of ceramic products for military and commercial markets, was hurt by delays in some of its military contracts for lightweight ceramic armor. UCBH Holdings, a California-based bank serving the Chinese-American community, reported lower-than-expected margins because of aggressive loan-price competition. Bluegreen, which offers time-share vacation properties and builds residential communi-


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 5 for information on the Russell 2000(R) Index.
2. See footnote on page 5 for information on the Russell 2000(R) Growth Index.

 8   MainStay Small Cap Growth Fund
ties, experienced a sharp stock-price correction when it reported disappointing earnings. Commercial Capital Bancorp, another California-based bank, reported disappointing earnings because of lower-than-expected loan growth and net interest margins. Bradley Pharmaceuticals and Bluegreen were eliminated from the Fund's portfolio during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Since energy prices remained high, we added Grant Prideco to the Fund. The company produces oil-field drill pipe and other products and services used in drilling for oil and gas. The Fund also added to its position in Arch Coal, which has a strong reserve base and should benefit from rising coal prices as global demand continues to grow. In the health care sector, we added American Healthways, which provides disease-management services that help improve patient care and reduce overall costs. Immucor, a manufacturer of automated equipment and supplies used to test donated blood, was also introduced to the Fund's portfolio. The company is experiencing strong earnings growth from a new generation of its testing equipment, and from higher selling prices on reagents used in testing blood. In the consumer discretionary sector, the Fund added Children's Place, a retailer of children's apparel and accessories. The company recently acquired the Disney Store chain, and earnings at Children's Place are expected to benefit from acquisition-related synergies and cost reductions.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

In addition to the sales we've already mentioned, the Fund eliminated AtheroGenics, Nabi Biopharmaceuticals, First Health Group, Coventry Health Care, and Cummins from its portfolio. We sold biotechnology companies AtheroGenics and Nabi Biopharmaceuticals on concerns about whether the drugs in their pipeline would receive Food and Drug Administration approval. After recent drug recalls, including Vioxx, investors were concerned that the FDA might move more slowly to approve new drugs. First Health Group was sold after it rose sharply on an acquisition offer from managed health care provider Coventry Health Care. Both Coventry Health Care and Cummins, a manufacturer of engines for heavy duty trucks, were sold because their market capitalization had become too large to hold in a small-cap portfolio.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund increased its weighting in several sectors. From October 31, 2004, to April 30, 2005, we increased the Fund's energy weighting from 10.5% of net assets to 11.2%, industrials from 14.7% to 20.4%, and materials from 0.6% to 4.8%. During the reporting period, the Fund significantly decreased its weighting in the health care sector from 18.1% to 12.7% and in the information technology sector from 18.8% to 13.7% of net assets.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of April 2005, the Fund was overweighted relative to the Russell 2000(R) Growth Index in the consumer discretionary, energy, and industrials sectors. At this time, the Fund was underweighted in the consumer staples, health care, and information technology sectors. At the end of the period, the Fund had no holdings in the telecommunication services or utilities sectors.

WHAT DO YOU ANTICIPATE GOING FORWARD?

In recent months, the stock market has been hurt by concerns about the economic effects of higher oil prices and slightly higher interest rates. We believe that inflation and interest rates are still at relatively low levels, which should allow for moderate economic growth to continue and equity-market performance to improve in the year ahead.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                         SHARES          VALUE
COMMON STOCKS (98.6%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
DRS Technologies, Inc. (a)                               59,300   $  2,624,025
Innovative Solutions & Support, Inc. (a)                 76,000      2,398,560
                                                                  ------------
                                                                     5,022,585
                                                                  ------------
BUILDING PRODUCTS (1.3%)
Simpson Manufacturing Co., Inc.                          36,700        990,900
Trex Co., Inc. (a)                                       48,900      1,964,802
                                                                  ------------
                                                                     2,955,702
                                                                  ------------
CAPITAL MARKETS (2.8%)
Affiliated Managers Group, Inc. (a)                      58,421      3,653,065
Jefferies Group, Inc.                                    79,500      2,877,900
                                                                  ------------
                                                                     6,530,965
                                                                  ------------
COMMERCIAL BANKS (4.4%)
Hanmi Financial Corp.                                   131,200      1,922,080
UCBH Holdings, Inc. (b)                                 158,000      2,485,340
Westcorp                                                 71,100      3,181,014
Wintrust Financial Corp.                                 56,600      2,598,506
                                                                  ------------
                                                                    10,186,940
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Charles River Associates, Inc. (a)                       56,600      2,965,840
                                                                  ------------

COMMUNICATIONS EQUIPMENT (1.9%)
Avocent Corp. (a)                                        65,900      1,656,726
Ixia (a)                                                169,300      2,710,493
                                                                  ------------
                                                                     4,367,219
                                                                  ------------
ELECTRICAL EQUIPMENT (2.1%)
Baldor Electric Co.                                      94,100      2,343,090
Genlyte Group, Inc. (The) (a)                            30,800      2,443,672
                                                                  ------------
                                                                     4,786,762
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.5%)
FARO Technologies, Inc. (a)(b)                           83,700      2,247,345
FLIR Systems, Inc. (a)                                   80,200      2,133,320
Global Imaging Systems, Inc. (a)                         71,400      2,476,866
ScanSource, Inc. (a)                                     55,700      2,576,125
Trimble Navigation Ltd. (a)                              95,000      3,269,900
                                                                  ------------
                                                                    12,703,556
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (6.7%)
Atwood Oceanics, Inc. (a)                                45,100      2,573,857
V  Cal Dive International, Inc. (a)                      83,600      3,718,528
Grant Prideco, Inc. (a)                                 108,900      2,412,135
Grey Wolf, Inc. (a)                                     258,000      1,548,000
Maverick Tube Corp. (a)(b)                               95,100      2,766,459
TETRA Technologies, Inc. (a)                             88,700      2,397,561
                                                                  ------------
                                                                    15,416,540
                                                                  ------------


                                                         SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (8.0%)
ArthroCare Corp. (a)                                     68,600   $  2,015,468
Cooper Cos., Inc. (The)                                  45,000      3,039,750
Dade Behring Holdings, Inc.                              49,000      3,021,830
Immucor, Inc. (a)                                       111,500      3,327,160
Integra LifeSciences Holdings (a)                        72,700      2,575,761
Nektar Therapeutics (a)                                 107,800      1,537,228
SurModics, Inc. (a)(b)                                   83,100      2,997,417
                                                                  ------------
                                                                    18,514,614
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (4.5%)
American Healthways, Inc. (a)(b)                         80,800      3,017,880
Molina Healthcare, Inc. (a)                              64,800      2,835,000
V  Sierra Health Services, Inc. (a)(b)                   71,100      4,599,459
                                                                  ------------
                                                                    10,452,339
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.6%)
V  Penn National Gaming, Inc. (a)                       119,200      3,754,800
                                                                  ------------

HOUSEHOLD DURABLES (13.6%)
Beazer Homes USA, Inc. (b)                               63,000      2,872,800
V  Hovnanian Enterprises, Inc. Class A (a)(b)            74,800      3,797,596
Jarden Corp. (a)(b)                                      82,500      3,685,275
MDC Holdings, Inc.                                       42,694      2,791,334
V  Meritage Homes Corp. (a)                              70,300      4,449,287
M/I Homes, Inc.                                          36,800      1,681,760
V  Ryland Group, Inc. (The)                              81,500      5,004,100
V  WCI Communities, Inc. (a)                            159,300      4,465,179
Yankee Candle Co., Inc. (The)                           103,400      2,873,486
                                                                  ------------
                                                                    31,620,817
                                                                  ------------
INTERNET & CATALOG RETAIL (1.1%)
Coldwater Creek, Inc. (a)                               170,175      2,845,326
                                                                  ------------

INTERNET SOFTWARE & SERVICES (1.2%)
Digitas, Inc. (a)                                       266,400      2,656,008
                                                                  ------------

MACHINERY (7.0%)
Actuant Corp. Class A (a)(b)                             57,900      2,465,961
A.S.V., Inc. (a)                                         55,800      1,994,292
Ceradyne, Inc. (a)                                       72,750      1,444,815
CLARCOR, Inc.                                            51,000      2,581,110
Terex Corp. (a)                                          81,600      3,050,208
Wabash National Corp.                                    79,800      2,034,900
Wabtec Corp.                                            135,800      2,716,000
                                                                  ------------
                                                                    16,287,286
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MARINE (1.2%)
Kirby Corp. (a)                                          65,400   $  2,664,396
                                                                  ------------
METALS & MINING (4.7%)
Alliance Resource Partners, L.P.                         37,300      2,425,992
Alpha Natural Resources, Inc. (a)                        18,700        432,905
Arch Coal, Inc.                                          59,300      2,629,362
V  Massey Energy Co.                                    102,400      3,697,664
Steel Technologies, Inc.                                 90,300      1,732,857
                                                                  ------------
                                                                    10,918,780
                                                                  ------------
OIL & GAS (4.4%)
InterOil Corp. (a)(b)                                    74,100      1,934,010
Knightsbridge Tankers Ltd. (b)                           72,700      3,042,495
OMI Corp. (b)                                           133,400      2,426,546
Remington Oil & Gas Corp. (a)                            94,100      2,744,897
                                                                  ------------
                                                                    10,147,948
                                                                  ------------
PERSONAL PRODUCTS (1.7%)
V  Chattem, Inc. (a)                                     94,900      3,904,186
                                                                  ------------

REAL ESTATE (0.9%)
American Home Mortgage Investment Corp.                  64,900      2,122,230
                                                                  ------------

ROAD & RAIL (2.7%)
Arkansas Best Corp.                                      59,300      1,869,729
Knight Transportation, Inc.                             104,700      2,212,311
Old Dominion Freight Line, Inc. (a)                      79,000      2,219,900
                                                                  ------------
                                                                     6,301,940
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Sigmatel, Inc. (a)                                      120,000      3,142,800
Tessera Technologies, Inc. (a)                           86,400      2,294,784
                                                                  ------------
                                                                     5,437,584
                                                                  ------------
SOFTWARE (2.6%)
Epicor Software Corp. (a)                               159,100      1,751,691
FactSet Research Systems, Inc.                           71,400      1,982,064
MICROS Systems, Inc. (a)                                 60,200      2,386,930
                                                                  ------------
                                                                     6,120,685
                                                                  ------------
SPECIALTY RETAIL (8.5%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                    75,300      1,958,553
Children's Place Retail Stores, Inc. (The) (a)           81,000      3,014,010
Electronics Boutique Holdings Corp. (a)                  55,300      3,081,869


                                                         SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
V  Guitar Center, Inc. (a)                               78,400   $  3,869,040
Hibbett Sporting Goods, Inc. (a)                         76,750      2,069,948
Jos. A. Bank Clothiers, Inc. (a)(b)                      93,800      3,076,640
PETCO Animal Supplies, Inc. (a)                          85,700      2,682,410
                                                                  ------------
                                                                    19,752,470
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Fossil, Inc. (a)                                        105,050      2,443,463
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Commercial Capital Bancorp, Inc.                        132,766      2,096,375
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (2.5%)
Hughes Supply, Inc.                                     105,400      2,750,940
MSC Industrial Direct Co., Inc. Class A                 110,800      2,977,196
                                                                  ------------
                                                                     5,728,136
                                                                  ------------
Total Common Stocks
  (Cost $196,330,895)                                              228,705,492
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (18.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.8%)
American General Finance Corp.
  2.86%, due 5/4/05                                 $ 1,665,000      1,664,603
UBS Finance (Delaware) LLC
  2.93%, due 5/2/05                                   2,580,000      2,579,790
                                                                  ------------
Total Commercial Paper
  (Cost $4,244,393)                                                  4,244,393
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (c)                       243,897        243,897
                                                                  ------------
Total Investment Company
  (Cost $243,897)                                                      243,897
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (1.0%)
Banc of America Securities LLC
  3.08%, due 5/2/05 (c)                             $ 2,250,000      2,250,000
                                                                  ------------
Total Master Note
  (Cost $2,250,000)                                                  2,250,000
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
x
REPURCHASE AGREEMENTS (15.4%)
Credit Suisse First Boston LLC
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $8,002,033 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $8,399,834 and a Market
  Value of $8,160,212)                              $ 8,000,000   $  8,000,000
Deutsche Bank Securities, Inc.
  3.06%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $6,001,530 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $6,031,095 and a Market
  Value of $6,120,000)                                6,000,000      6,000,000
Dresdner Kleinwort Wasserstein Securities LLC
  3.07%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $6,801,740 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $7,160,989 and a Market
  Value of $7,140,062)                                6,800,000      6,800,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  3.08%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $4,051,040 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $4,103,307 and a Market
  Value of $4,252,536)                                4,050,000      4,050,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  3.05%, dated 4/29/05 due 5/2/05
  Proceeds at Maturity $10,952,783 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $11,788,621 and a Market
  Value of $11,305,570)                             $10,950,000   $ 10,950,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $35,800,000)                                                35,800,000
                                                                  ------------
Total Short-Term Investments
  (Cost $42,538,290)                                                42,538,290
                                                                  ------------
Total Investments
  (Cost $238,869,185) (d)                                 116.9%   271,243,782(e)
Liabilities in Excess of Cash and Other Assets            (16.9)   (39,237,006)
                                                    -----------   ------------
Net Assets                                                100.0%  $232,006,776
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  The cost for federal income tax purposes is $239,471,590.
(e) At April 30, 2005 net unrealized appreciation was $31,772,192, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $43,285,544 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,513,352.

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $238,869,185) -- including
  $37,200,839 market value of securities
  loaned                                       $ 271,243,782
Cash                                                   1,280
Receivables:
  Fund shares sold                                   139,034
  Dividends and interest                              48,404
Other assets                                          34,992
                                               -------------
    Total assets                                 271,467,492
                                               -------------

LIABILITIES:
Securities lending collateral                     38,293,897
Payables:
  Transfer agent                                     474,020
  Fund shares redeemed                               280,450
  NYLIFE Distributors                                159,615
  Manager                                            140,033
  Custodian                                            3,447
  Trustees                                             2,173
Accrued expenses                                     107,081
                                               -------------
    Total liabilities                             39,460,716
                                               -------------
Net assets                                     $ 232,006,776
                                               =============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                      $      49,154
  Class B                                            121,831
  Class C                                              5,386
Additional paid-in capital                       358,412,454
Accumulated net investment loss                   (2,152,419)
Accumulated net realized loss on investments    (156,804,227)
Net unrealized appreciation on investments        32,374,597
                                               -------------
Net assets                                     $ 232,006,776
                                               =============
CLASS A
Net assets applicable to outstanding shares    $  67,176,562
                                               =============
Shares of beneficial interest outstanding          4,915,367
                                               =============
Net asset value per share outstanding          $       13.67
Maximum sales charge (5.50% of offering
  price)                                                0.80
                                               -------------
Maximum offering price per share outstanding   $       14.47
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 157,851,932
                                               =============
Shares of beneficial interest outstanding         12,183,141
                                               =============
Net asset value and offering price per share
  outstanding                                  $       12.96
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   6,978,282
                                               =============
Shares of beneficial interest outstanding            538,605
                                               =============
Net asset value and offering price per share
  outstanding                                  $       12.96
                                               =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                     $    624,057
  Income from securities loaned -- net               125,228
  Interest                                            12,468
                                                ------------
    Total Income                                     761,753
                                                ------------
EXPENSES:
  Manager                                          1,294,687
  Transfer agent                                     713,174
  Distribution -- Class B                            663,615
  Distribution -- Class C                             28,910
  Service -- Class A                                  92,830
  Service -- Class B                                 221,205
  Service -- Class C                                   9,637
  Shareholder communication                           52,143
  Professional                                        33,977
  Recordkeeping                                       26,169
  Registration                                        22,465
  Custodian                                           16,969
  Trustees                                             8,315
  Miscellaneous                                       19,693
                                                ------------
    Total expenses before waiver and
      reimbursement                                3,203,789
  Expense waiver and reimbursement from
    Manager                                         (289,617)
                                                ------------
    Net expenses                                   2,914,172
                                                ------------
Net investment loss                               (2,152,419)
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  22,971,188
Net change in unrealized appreciation on
  investments                                    (19,126,901)
                                                ------------
Net realized and unrealized gain on
  investments                                      3,844,287
                                                ------------
Net increase in net assets resulting from
  operations                                    $  1,691,868
                                                ============

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                 $ (2,152,419)  $ (5,687,301)
 Net realized gain on investments      22,971,188     23,113,053
 Net change in unrealized
  appreciation on investments         (19,126,901)   (15,879,751)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             1,691,868      1,546,001
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              8,425,546     20,245,691
   Class B                              9,004,382     24,389,759
   Class C                                529,686      1,934,333
                                     ---------------------------
                                       17,959,614     46,569,783
 Cost of shares redeemed:
   Class A                            (12,492,070)   (21,999,005)
   Class B                            (24,666,986)   (31,265,949)
   Class C                               (975,880)    (2,275,389)
                                     ---------------------------
                                      (38,134,936)   (55,540,343)
                                     ---------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (20,175,322)    (8,970,560)
                                     ---------------------------
    Net decrease in net assets        (18,483,454)    (7,424,559)

NET ASSETS:
Beginning of period                   250,490,230    257,914,789
                                     ---------------------------
End of period                        $232,006,776   $250,490,230
                                     ===========================
Accumulated net investment loss at
 end of period                       $ (2,152,419)  $         --
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                             CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $ 13.63          $ 13.46          $  9.88        $ 13.90      $ 17.11      $ 21.82      $ 10.51
                                 -------          -------          -------        -------      -------      -------      -------
Net investment loss (a)            (0.08)           (0.22)           (0.18)         (0.22)       (0.22)       (0.26)       (0.20)
Net realized and unrealized
  gain (loss) on investments        0.12             0.39             3.76          (3.80)       (2.99)       (4.17)       11.51
                                 -------          -------          -------        -------      -------      -------      -------
Total from investment
  operations                        0.04             0.17             3.58          (4.02)       (3.21)       (4.43)       11.31
                                 -------          -------          -------        -------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                       --               --               --             --           --        (0.28)          --
                                 -------          -------          -------        -------      -------      -------      -------
Net asset value at end of
  period                         $ 13.67          $ 13.63          $ 13.46        $  9.88      $ 13.90      $ 17.11      $ 21.82
                                 =======          =======          =======        =======      =======      =======      =======
Total investment return (b)         0.29%(c)         1.26%           36.23%(c)     (28.92%)     (18.76%)     (20.24%)     107.61%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (1.13%)+         (1.63%)          (1.93%)+       (1.86%)      (1.56%)      (1.20%)      (1.48%)
    Net expenses                    1.72% +          1.91%            2.12% +        2.07%        1.90%        1.70%        1.91%
    Expenses (before
      waiver/reimbursement)         1.79% +          1.95%            2.12% +        2.07%        1.90%        1.70%        1.91%
Portfolio turnover rate               45%              75%              69%           132%         111%         122%          86%
Net assets at end of period
  (in 000's)                     $67,177          $70,616          $71,451        $44,037      $61,197      $99,415      $64,470

                                                                 JANUARY 1,                          CLASS C
                                SIX MONTHS                          2003          ----------------------------------------------
                                  ENDED         YEAR ENDED         THROUGH
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                       $12.97          $12.90           $ 9.54         $ 13.51      $ 16.75      $ 21.55      $ 10.46
                                  ------          ------           ------         -------      -------      -------      -------
Net investment loss (a)            (0.13)          (0.31)           (0.24)          (0.30)       (0.32)       (0.42)       (0.29)
Net realized and unrealized
  gain (loss) on investments        0.12            0.38             3.60           (3.67)       (2.92)       (4.10)       11.38
                                  ------          ------           ------         -------      -------      -------      -------
Total from investment
  operations                       (0.01)           0.07             3.36           (3.97)       (3.24)       (4.52)       11.09
                                  ------          ------           ------         -------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                       --              --               --              --           --        (0.28)          --
                                  ------          ------           ------         -------      -------      -------      -------
Net asset value at end of
  period                          $12.96          $12.97           $12.90         $  9.54      $ 13.51      $ 16.75      $ 21.55
                                  ======          ======           ======         =======      =======      =======      =======
Total investment return (b)        (0.08%)(c)       0.54%           35.22%(c)      (29.39%)     (19.34%)     (20.91%)     106.02%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (1.88%)+        (2.38%)          (2.68%)+        (2.61%)      (2.31%)      (1.95%)      (2.23%)
    Net expenses                    2.47% +         2.66%            2.87% +         2.82%        2.65%        2.45%        2.66%
    Expenses (before
      waiver/reimbursement)         2.54% +         2.70%            2.87% +         2.82%        2.65%        2.45%        2.66%
Portfolio turnover rate               45%             75%              69%            132%         111%         122%          86%
Net assets at end of period
  (in 000's)                      $6,978          $7,396           $7,734         $ 5,248      $ 6,628      $ 9,843      $ 2,032

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      JANUARY 1,
    SIX MONTHS                           2003                               CLASS B
       ENDED         YEAR ENDED         THROUGH        --------------------------------------------------
     APRIL 30,       OCTOBER 31,      OCTOBER 31,                   YEAR ENDED DECEMBER 31,
       2005*            2004            2003**           2002          2001          2000          1999
    $    12.97        $  12.90         $   9.54        $  13.51      $  16.75      $  21.55      $  10.46
    -----------       --------         --------        --------      --------      --------      --------
         (0.13)          (0.31)           (0.24)          (0.30)        (0.32)        (0.42)        (0.29)
          0.12            0.38             3.60           (3.67)        (2.92)        (4.10)        11.38
    -----------       --------         --------        --------      --------      --------      --------
         (0.01)           0.07             3.36           (3.97)        (3.24)        (4.52)        11.09
    -----------       --------         --------        --------      --------      --------      --------
            --              --               --              --            --         (0.28)           --
    -----------       --------         --------        --------      --------      --------      --------
    $    12.96        $  12.97         $  12.90        $   9.54      $  13.51      $  16.75      $  21.55
    ===========       ========         ========        ========      ========      ========      ========
         (0.08%)(c)       0.54%           35.22%(c)      (29.39%)      (19.34%)      (20.91%)      106.02%
         (1.88%)+        (2.38%)          (2.68%)+        (2.61%)       (2.31%)       (1.95%)       (2.23%)
          2.47% +         2.66%            2.87% +         2.82%         2.65%         2.45%         2.66%
          2.54% +         2.70%            2.87% +         2.82%         2.65%         2.45%         2.66%
            45%             75%              69%            132%          111%          122%           86%
    $  157,852        $172,478         $178,730        $131,404      $196,859      $260,999      $130,487

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealer and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security

 18   MainStay Small Cap Growth Fund
transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. In addition, effective August 1, 2004, NYLIM voluntarily agreed to waive its management fee by 0.15% to 0.85%. Effective December 1, 2004 NYLIM also agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2005, the Manager earned from the Fund $1,294,687, and waived its fees and/or reimbursed expenses in the amount of $289,617.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $24,911 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,782, $132,248 and $453, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005 amounted to $713,174.

                                                    www.mainstayfunds.com     19

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Growth Fund only pays a portion of the fees identified above.

(F) CAPITAL. At April 30, 2005, New York Life held shares of Class A with a net value of $4,816,288. This represents 7.2% of the Class A shares net assets and 2.1% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,607 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $26,169 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $179,173,011 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2008                  $ 22,442
            2009                   113,554
            2010                    40,252
            2011                     2,925
  ---------------------------------------------
                                  $179,173
  ---------------------------------------------

The Fund utilized $21,868,077 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $116,509 and $143,429, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of April 30, 2005, the Fund had securities on loan with an aggregate market value of $37,200,839. The Fund received $38,293,897 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

 20   MainStay Small Cap Growth Fund

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     SIX MONTHS ENDED
                                      APRIL 30, 2005*
                                CLASS A   CLASS B   CLASS C
Shares sold                        572       646       38
-----------------------------------------------------------
Shares redeemed                   (839)   (1,764)     (69)
-----------------------------------------------------------
Net decrease                      (267)   (1,118)     (31)
-----------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C
Shares sold                      1,470     1,849       146
-----------------------------------------------------------
Shares redeemed                 (1,596)   (2,400)     (175)
-----------------------------------------------------------
Net decrease                      (126)     (551)      (29)
-----------------------------------------------------------

*    Unaudited.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Small Cap Growth Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Small Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Small Cap Growth Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07157         (RECYCLE LOGO)  MS225-05                       MSSG10-06/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Small Cap Value Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18

Trustees and Officers                                                         22
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

MainStay Funds                                                                26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -5.71%   -2.39%  10.27%    8.25%
Excluding sales charges  -0.22     3.29   11.53     9.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                    9450.00                           10000.00
                                                                          8325.45                            8777.67
                                                                         10030.10                            9163.49
                                                                         12149.20                           11385.50
                                                                         14754.90                           13939.40
                                                                         12099.40                           11312.80
                                                                         16756.00                           16115.10
4/30/05                                                                  17307.80                           17694.60

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS   INCEPTION
-----------------------------------------------------------
With sales charges       -4.70%   -1.72%  10.41%    8.33%
Excluding sales charges  -0.62     2.49   10.68     8.33

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                    10000.00                          10000.00
                                                                           8760.00                           8777.67
                                                                          10473.70                           9163.49
                                                                          12582.00                          11385.50
                                                                          15167.20                          13939.40
                                                                          12350.20                          11312.80
                                                                          16970.90                          16115.10
4/30/05                                                                   17393.90                          17694.60

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -1.45%   1.71%  10.67%    8.32%
Excluding sales charges  -0.64    2.55   10.67     8.32

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                    10000.00                          10000.00
                                                                           8760.00                           8777.67
                                                                          10473.70                           9163.49
                                                                          12582.00                          11385.50
                                                                          15167.20                          13939.40
                                                                          12350.20                          11312.80
                                                                          16959.10                          16115.10
4/30/05                                                                   17391.50                          17694.60

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception through 2/15/05, performance of Class I shares (first offered 2/16/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                         -0.14%   3.50%  11.80%    9.40%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                  SMALL CAP VALUE CLASS I            RUSSELL 2000 VALUE INDEX
                                                                  -----------------------            ------------------------
6/1/98                                                                     10000                              10000
                                                                            8830                               8778
                                                                           10665                               9163
                                                                           12950                              11385
                                                                           15767                              13939
                                                                           12962                              11313
                                                                           17995                              16115
4/30/05                                                                    18625                              17695

                                        SIX      ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                  MONTHS   YEAR    YEARS   INCEPTION
-------------------------------------------------------------------------

Russell 2000(R) Value Index(1)          1.52%    9.80%  14.07%    8.60%
Average Lipper small-cap core fund(2)   1.87     6.43   6.97      6.75

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                     ENDING ACCOUNT                       VALUE (BASED
                                                      VALUE (BASED                       ON HYPOTHETICAL
                                     BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                      ACCOUNT         RETURNS AND           PAID           AND ACTUAL            PAID
                                       VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                           11/1/04           4/30/05            PERIOD            4/30/05            PERIOD

CLASS A SHARES                       $1,000.00          $997.80            $ 6.74           $1,018.20           $ 6.81
-----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                       $1,000.00          $993.65            $10.43           $1,014.45           $10.54
-----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                       $1,000.00          $996.65            $10.43           $1,014.45           $10.54
-----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(2,3)                  $1,000.00          $922.40            $ 2.15           $1,023.30           $ 2.26
-----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund annualized expense ratio of each class (1.36% for Class A and 2.11% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).
2. Expenses are equal to the Fund annualized expense ratio (1.02% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 80, (to reflect the two-month period).
3. Class I shares were first offered on February 10, 2005. Expenses paid during the period reflect ongoing costs for the two-month period ending April 30, 2005. Had Class I shares been offered for the six months ended April 30, 2005 based on a hypothetical 5% return, expenses paid during the period would be $5.11 and the ending account value would be $1,019.90.

 6   MainStay Small Cap Value Fund

 PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     98.4%
Short-Term Investments                                                             2.4%
Liabilities in Excess of Cash and Other Assets                                    (0.8)%

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pride International, Inc.
 2.  Priority Healthcare Corp.
 3.  ProQuest Co.
 4.  GrafTech International Ltd.
 5.  UGI Corp.
 6.  Viasys Healthcare, Inc.
 7.  Banta Corp.
 8.  Wausau-Mosinee Paper Corp.
 9.  SafeNet, Inc.
10.  La Quinta Corp.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Caroline Evascu of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index(1) and invests primarily in common stocks. In implementing this strategy, we use an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. We look for stocks that are inexpensive relative to the Russell benchmark, their peer group, or historical valuations. We take a long-term approach to investing and rely primarily on our proprietary fundamental research. The portfolio is constructed using a bottom-up stock selection process. Stocks will be sold either when they meet our price objective or when we believe there is a negative change in the fundamental performance of the issuer.

HOW DID SMALL-CAP STOCKS PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Small-cap stocks, as measured by the Russell 2000(R) Value Index, were volatile, with strong performance in November and December 2004, followed by a weak start to the new year. After multiyear relative outperformance, small-cap stocks underperformed their large-cap counterparts year-to-date in 2005.

WHAT FACTORS HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Strong security selection in the consumer discretionary, consumer staples, health care, and utilities sectors and an underweighted position in financials boosted the Fund's results relative to the Russell 2000(R) Value Index. Our stock selection in information technology also helped, although the Fund's overweighted exposure to this weak-performing sector detracted. Security selection in the industrials sector also hurt the Fund's relative performance.

Relative to its peers, the Fund's performance was affected by comparatively less exposure to materials and industrials. Also, we were still transitioning the Fund's portfolio to our new investment process during the fourth calendar quarter of 2004, having become the subadviser to the Fund as of June 30, 2004.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Entertainment software company THQ saw its share price rise 33.4%.(2) The company benefited when new product releases led to strong earnings. The share price of Global Industries, an offshore oil and gas construction company, rose 43.3% when the pick-up in worldwide offshore rig construction became backlogged, which benefited the company. Real estate management company Trammell Crow saw its shares rise 37.9% as the company benefited from its development projects and from increased real-estate activity. Natural gas distribution company UGI provided a total return of 32.0%, boosted by strong earnings and cash flow that partially resulted from the company's acquisition of Antargaz. We trimmed the Fund's positions in each of these four stocks during the reporting period because of valuations, strong price performance, or both. Another outstanding performer for the Fund was Oshkosh B'Gosh, whose share price rose 46.5% when operating margins recovered after several years of corporate restructuring. Shortly after the reporting period ended, the company agreed to be acquired by Carters.

WHICH STOCKS UNDERPERFORMED?

GrafTech, a manufacturer of graphite electrodes sold into the steel industry, was the single worst contributor to the Fund's performance during the reporting period. The company's share price declined 58% on disappointing volume and earnings guidance for 2005. We added to the Fund's position in this stock during the reporting period because we felt that the company's long-term fundamentals remained positive. The stock is now one of the Fund's 10 largest holdings. Fabric retailer Hancock Fabrics provided a -42.3% total return because of continued negative monthly sales comparisons and a dividend reduction. We added to the Fund's position in this stock because of its valuation, the potential for new information technology systems to generate better monthly sales comparisons, and a new chief executive officer.

Hooper Holmes provides risk-assessment services primarily to the life insurance industry. The company provided a total return of -30.0% during the reporting period, primarily because of weak trends in the life-insurance market. The stock was also hurt by an investigation into charitable donations by the company's CEO. The investigation has since been resolved.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

1. See footnote on page 5 for information on the Russell 2000(R) Value Index.

2. Performance percentages reflect the price or total return performance, as indicated, of the securities mentioned for the six months ended April 30, 2005. Price performance does not reflect the impact of dividends received, if any. Purchases and sales in the Fund's portfolio may cause the price or total-return performance of Fund holdings to differ from that of the securities themselves.

 8   MainStay Small Cap Value Fund

We added to the Fund's position in Hooper Holmes because we believe that the company is effectively using its free cash flow to diversify the business. Keane, which provides information-technology and business-consulting services, saw its share price decline 24.7% because of a slow recovery in enterprise-technology spending and overall weakness in the information technology sector. We added to the Fund's position in the stock. Insituform Technology is a service company that specializes in repairing and replacing underground pipes. Its share price declined 25.8% because of write-downs in the company's tunneling division. The write-downs largely reflected poorly bid business from the previous management team. We held the Fund's position and are monitoring the company to make sure the new management team is making appropriate progress in the tunneling division.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In addition to GrafTech, which we've already discussed, we added to the Fund's position in furniture manufacturer and marketer La-Z-Boy during the reporting period. Although fundamentals for the home furnishings industry remain weak, we believe this stock has company-specific factors that offer strong appreciation potential. In March 2005, we initiated a Fund position in integrated-circuit developer and marketer Zoran. We believe that market share gains outside the company's core DVD market may allow Zoran to grow faster than the industry and its peers. In December 2004, the Fund initiated a position in Kadant, a manufacturer and marketer of equipment and accessories for paper production. We believe that earnings will improve with the divestiture of a business unit that was generating losses and with the restructuring of a European manufacturing plant. In February 2005, we established a Fund position in newspaper publisher Journal Register. The company was trading at a discount to its peers, even though its earnings profile for the next two years has improved as a result of a sizable acquisition in Michigan.

We reduced the Fund's position in Technitrol, a producer of passive magnetics-based electronic components and materials, because we believe that the stock lacks a compelling catalyst. In April 2005, we sold the Fund's entire position in ICU Medical when it reached our price target. The manufacturer of connection systems for IVs was one of the Fund's stronger performers in the health care sector during the reporting period. The Fund's entire position in Thomas Industries, which manufactures pumps and compressors, was sold in March 2005 when the company agreed to merge with Gardner Denver. We eliminated the Fund's position in cable systems operator Mediacom in April 2005, when higher-than-expected capital expenditures left the company unable to increase free-cash-flow generation, a key catalyst for continued investment.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's sector weightings result primarily from our bottom-up security selection process, which focuses on attractive valuations. Industry and security movements may also affect weightings. As of April 30, 2005, the Fund held significantly overweighted positions relative to the Russell 2000(R) Value Index in health care and information technology. Although the overweighted position in health care had a neutral effect on performance, strong stock selection in the sector helped the Fund's results. In information technology, the Fund's stock selection provided better-than-Index performance, but not strong enough to overcome the negative impact of an overweighted position in the worst-performing sector.

On April 30, 2005, the Fund held underweighted positions relative to the Index in consumer staples, financials, and utilities. In consumer staples, we have found it difficult to identify stocks that meet our valuation criteria, but our underweighted position had a negative impact on performance that was offset by strong stock selection. Our underweighted position in financials had a positive impact on performance. Although we have added to our underweighted position in utilities during the reporting period, the Fund's weighting had a negative impact on relative performance that was offset by strong stock selection.

WHAT DO YOU ANTICIPATE GOING FORWARD?

Our approach to investing is long-term and bottom-up. We believe there may be tremendous opportunity in the information technology sector over the coming months, despite its weak performance during the reporting period. We have utilized the sector's weakness to buy some higher-quality companies at inexpensive valuations. We continue to have positive view of energy stocks, even though they have performed well year-to-date. Although the Fund remains overweighted in health care, many of the Fund's health care holdings are approaching our price targets. With underweighted positions in consumer staples, financials, and utilities, the Fund is not currently positioned for a defensive market.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (98.4%)+
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (1.0%)
Herley Industries, Inc. (a)                             84,400   $  1,530,172
                                                                 ------------
AIRLINES (0.9%)
SkyWest, Inc.                                           69,900      1,263,792
                                                                 ------------
BUILDING PRODUCTS (1.0%)
Apogee Enterprises, Inc.                               110,535      1,423,691
                                                                 ------------

CAPITAL MARKETS (1.2%)
Waddell & Reed Financial, Inc. Class A                 104,500      1,819,345
                                                                 ------------

CHEMICALS (4.7%)
Cambrex Corp.                                          100,601      1,911,419
Crompton Corp.                                          43,800        615,390
H.B. Fuller Co.                                         79,600      2,413,472
Omnova Solutions, Inc. (a)                             375,400      1,520,370
Spartech Corp.                                          27,200        529,584
                                                                 ------------
                                                                    6,990,235
                                                                 ------------
COMMERCIAL BANKS (4.7%)
Chemical Financial Corp.                                40,849      1,223,836
Chittenden Corp.                                        51,268      1,287,339
Cullen/Frost Bankers, Inc.                              44,700      1,936,404
Hudson United Bancorp                                   41,400      1,418,364
S&T Bancorp, Inc.                                       31,642      1,069,500
                                                                 ------------
                                                                    6,935,443
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.4%)
V  Banta Corp.                                          63,000      2,623,320
Imagistics International, Inc. (a)                      39,400      1,057,890
Learning Tree International, Inc. (a)                  110,155      1,405,578
                                                                 ------------
                                                                    5,086,788
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.7%)
Belden CDT, Inc.                                        84,300      1,546,062
V  SafeNet, Inc. (a)                                    89,000      2,487,550
                                                                 ------------
                                                                    4,033,612
                                                                 ------------
COMPUTERS & PERIPHERALS (1.5%)
Advanced Digital Information Corp. (a)                 108,900        752,499
Applied Films Corp. (a)                                 61,000      1,458,510
                                                                 ------------
                                                                    2,211,009
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.1%)
Insituform Technologies, Inc. Class A (a)              110,421      1,646,377
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
Iowa Telecommunication Services, Inc.                   28,300   $    540,530
Premiere Global Services, Inc. (a)                     149,000      1,609,200
                                                                 ------------
                                                                    2,149,730
                                                                 ------------
ELECTRIC UTILITIES (1.0%)
Cleco Corp.                                             52,100      1,063,882
Green Mountain Power Corp.                              13,000        388,050
                                                                 ------------
                                                                    1,451,932
                                                                 ------------
ELECTRICAL EQUIPMENT (0.5%)
Global Power Equipment Group, Inc. (a)                  88,100        798,186
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Benchmark Electronics, Inc. (a)                         61,600      1,665,664
Technitrol, Inc.                                       108,000      1,401,840
                                                                 ------------
                                                                    3,067,504
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (7.2%)
Global Industries, Ltd. (a)                            223,634      2,155,832
Hanover Compressor Co. (a)                             151,714      1,573,274
Offshore Logistics, Inc. (a)                            59,100      1,712,127
Parker Drilling Co. (a)                                441,200      2,356,008
V  Pride International, Inc. (a)                       134,100      2,990,430
                                                                 ------------
                                                                   10,787,671
                                                                 ------------
FOOD & STAPLES RETAILING (1.1%)
Performance Food Group Co. (a)                          34,900        938,461
Wild Oats Markets, Inc. (a)                             73,200        739,320
                                                                 ------------
                                                                    1,677,781
                                                                 ------------
GAS UTILITIES (1.8%)
V  UGI Corp.                                            54,500      2,737,535
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
DJ Orthopedics, Inc. (a)                                60,200      1,514,030
Merit Medical Systems, Inc. (a)                        100,100      1,266,265
V  Viasys Healthcare, Inc. (a)                         124,800      2,650,752
                                                                 ------------
                                                                    5,431,047
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.9%)
Hooper Holmes, Inc.                                    650,375      2,380,372
PDI, Inc. (a)                                           55,300      1,016,967
V  Priority Healthcare Corp. Class B (a)               130,300      2,968,234
Renal Care Group, Inc. (a)                              25,600        976,640
                                                                 ------------
                                                                    7,342,213
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (2.2%)
V  La Quinta Corp. Paired-share (a)(b)                 279,100   $  2,428,170
Navigant International, Inc. (a)                        67,700        840,157
                                                                 ------------
                                                                    3,268,327
                                                                 ------------
HOUSEHOLD DURABLES (1.3%)
La-Z-Boy, Inc.                                         168,648      1,996,792
                                                                 ------------

INSURANCE (2.5%)
Reinsurance Group of America, Inc.                      32,000      1,431,040
Scottish Re Group Ltd.                                  98,800      2,319,824
                                                                 ------------
                                                                    3,750,864
                                                                 ------------
IT SERVICES (3.0%)
eFunds Corp. (a)                                       108,463      2,371,001
Forrester Research, Inc. (a)                            24,638        368,092
Keane, Inc. (a)                                        143,372      1,706,127
                                                                 ------------
                                                                    4,445,220
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.8%)
Arctic Cat, Inc.                                        56,400      1,335,552
Callaway Golf Co.                                      123,374      1,329,972
                                                                 ------------
                                                                    2,665,524
                                                                 ------------
MACHINERY (4.0%)
Barnes Group, Inc.                                      27,900        802,125
Kadant, Inc. (a)                                        99,900      1,718,280
Lydall, Inc. (a)                                       123,200      1,101,408
Wabtec Corp.                                           114,900      2,298,000
                                                                 ------------
                                                                    5,919,813
                                                                 ------------
MEDIA (3.3%)
Journal Register Co. (a)                                84,500      1,336,790
Nexstar Broadcasting Group, Inc. Class A (a)           134,900        786,467
V  ProQuest Co. (a)                                     87,824      2,849,011
                                                                 ------------
                                                                    4,972,268
                                                                 ------------
METALS & MINING (3.0%)
Allegheny Technologies, Inc.                            77,900      1,744,960
V  GrafTech International Ltd. (a)                     725,143      2,762,795
                                                                 ------------
                                                                    4,507,755
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Sierra Pacific Resources (a)                           137,000      1,482,340
                                                                 ------------
OIL & GAS (1.7%)
Cimarex Energy Co. (a)                                  35,925      1,275,337
Houston Exploration Co. (The) (a)                       25,618      1,304,981
                                                                 ------------
                                                                    2,580,318
                                                                 ------------


                                                        SHARES          VALUE
PAPER & FOREST PRODUCTS (1.7%)
V  Wausau-Mosinee Paper Corp.                          189,167   $  2,510,246
                                                                 ------------

PERSONAL PRODUCTS (0.8%)
Playtex Products, Inc. (a)                             115,321      1,170,508
                                                                 ------------

REAL ESTATE (5.5%)
Aames Investment Corp.                                 157,800      1,333,410
CRT Properties, Inc.                                    35,800        826,622
Post Properties, Inc.                                   64,000      2,085,120
Sun Communities, Inc.                                   48,900      1,704,165
Trammell Crow Co. (a)                                  107,100      2,281,230
                                                                 ------------
                                                                    8,230,547
                                                                 ------------
ROAD & RAIL (0.6%)
Quality Distribution, Inc. (a)                          95,000        927,200
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.2%)
Actel Corp. (a)                                        139,621      1,958,883
Catalyst Semiconductor, Inc. (a)                        85,000        392,700
MKS Instruments, Inc. (a)                               90,400      1,337,920
Phototronics, Inc. (a)                                  40,000        636,000
Zoran Corp. (a)                                        186,700      1,975,286
                                                                 ------------
                                                                    6,300,789
                                                                 ------------
SOFTWARE (2.5%)
Lawson Software, Inc. (a)                              231,900      1,224,432
Mentor Graphics Corp. (a)                              127,600      1,140,744
THQ, Inc. (a)                                           52,700      1,329,094
                                                                 ------------
                                                                    3,694,270
                                                                 ------------
SPECIALTY RETAIL (7.1%)
Charlotte Russe Holding, Inc. (a)                       53,100        567,639
Christopher & Banks Corp.                              107,463      1,678,572
CSK Auto Corp. (a)                                      67,473      1,046,506
Hancock Fabrics, Inc.                                  214,462      1,269,615
Jo-Ann Stores, Inc. (a)                                 36,300        918,390
Kirkland's, Inc. (a)                                    45,000        413,100
Sports Authority, Inc. (The) (a)                        43,600      1,159,760
Steiner Leisure Ltd. (a)                                58,500      1,752,953
Too, Inc. (a)                                           76,913      1,769,768
                                                                 ------------
                                                                   10,576,303
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.2%)
Kellwood Co.                                            52,200      1,333,188
OshKosh B' Gosh, Inc. Class A                           72,059      1,898,755
Russell Corp.                                           88,628      1,551,876
                                                                 ------------
                                                                    4,783,819
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.1%)
Brookline Bancorp, Inc.                                100,200      1,503,000
First Niagara Financial Group, Inc.                     60,700        761,178

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (CONTINUED)
NetBank, Inc.                                          185,231   $  1,520,746
Provident Financial Services, Inc.                      52,500        891,975
                                                                 ------------
                                                                    4,676,899
                                                                 ------------
Total Common Stocks
  (Cost $141,502,903)                                             146,843,865
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (2.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.4%)
American General Finance Corp. 2.86%, due 5/4/05    $1,470,000      1,469,650
UBS Finance Delaware LLC 2.93%, due 5/2/05           2,070,000      2,069,831
                                                                 ------------
Total Short-Term Investments
  (Cost $3,539,481)                                                 3,539,481
                                                                 ------------
Total Investments
  (Cost $145,042,384) (c)                                100.8%   150,383,346(d)
Liabilities in Excess of
  Cash and Other Assets                                   (0.8)    (1,155,713)
                                                    ----------   ------------
Net Assets                                               100.0%  $149,227,633
                                                    ==========   ============

(a)  Non-income producing security.
(b) Paired-share security represents equal ownership of La Quinta Properties, Inc. Class B and La Quinta Corp.
(c)  The cost for federal income tax purposes is $145,426,844.
(d) At April 30, 2005 net unrealized appreciation was $4,956,502, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,045,067 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $13,088,565.

 12   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $145,042,384)                $150,383,346
Cash                                                     860
Receivables:
  Investment securities sold                         311,544
  Fund shares sold                                   270,046
  Dividends and interest                             131,931
Other assets                                          41,943
                                                ------------
    Total assets                                 151,139,670
                                                ------------

LIABILITIES:
Payables:
  Investment securities purchased                  1,371,623
  Fund shares redeemed                               169,418
  Transfer agent                                     157,684
  Manager                                             79,103
  NYLIFE Distributors                                 76,670
  Custodian                                            2,759
Accrued expenses                                      54,780
                                                ------------
    Total liabilities                              1,912,037
                                                ------------
Net assets                                      $149,227,633
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     41,997
  Class B                                             54,453
  Class C                                              9,272
  Class I                                             13,935
Additional paid-in capital                       140,367,657
Accumulated net investment loss                     (458,196)
Accumulated net realized gain on investments       3,857,553
Net unrealized appreciation on investments         5,340,962
                                                ------------
Net assets                                      $149,227,633
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 54,244,818
                                                ============
Shares of beneficial interest outstanding          4,199,667
                                                ============
Net asset value per share outstanding           $      12.92
Maximum sales charge (5.50% of offering price)          0.75
                                                ------------
Maximum offering price per share outstanding    $      13.67
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 65,771,818
                                                ============
Shares of beneficial interest outstanding          5,445,260
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.08
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 11,199,756
                                                ============
Shares of beneficial interest outstanding            927,154
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.08
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 18,011,241
                                                ============
Shares of beneficial interest outstanding          1,393,542
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.92
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   741,914
  Interest                                            87,129
                                                 -----------
    Total income                                     829,043
                                                 -----------
EXPENSES:
  Manager                                            619,807
  Distribution -- Class B                            260,394
  Distribution -- Class C                             40,907
  Transfer agent -- Classes A, B and C               238,215
  Transfer agent -- Class I                            6,406
  Service -- Class A                                  75,286
  Service -- Class B                                  86,798
  Service -- Class C                                  13,636
  Shareholder communication                           27,662
  Professional                                        25,858
  Registration                                        23,907
  Recordkeeping                                       20,514
  Custodian                                           13,798
  Trustees                                             5,207
  Miscellaneous                                       11,140
                                                 -----------
    Total expenses before waiver/reimbursement     1,469,535
  Fees waived/reimbursed by Manager                 (182,296)
                                                 -----------
    Net expenses                                   1,287,239
                                                 -----------
Net investment loss                                 (458,196)
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   4,239,204
Net change in unrealized appreciation on
  investments                                     (5,860,812)
                                                 -----------
Net realized and unrealized loss on investments   (1,621,608)
                                                 -----------
Net decrease in net assets resulting from
  operations                                     $(2,079,804)
                                                 ===========

 14   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (458,196)  $ (1,345,694)
 Net realized gain on investment        4,239,204     25,852,119
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (5,860,812)    (8,311,430)
                                     ---------------------------
 Net increase (decrease) in net
  assets resulting from operations     (2,079,804)    16,194,995
                                     ---------------------------

Distributions to shareholders:
 From net realized gain on
  investments:
   Class A                            (10,051,244)    (1,583,448)
   Class B                            (12,713,000)    (2,228,626)
   Class C                             (1,876,623)      (345,457)
   Class I                                     --             --
                                     ------------   ------------
 Total distributions to
  shareholders                        (24,640,867)    (4,157,531)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             32,944,849     20,813,873
   Class B                              7,592,546      7,854,307
   Class C                              3,391,623      1,374,069
   Class I                             19,995,954             --
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
   Class A                              7,791,228      1,183,620
   Class B                             11,786,782      2,052,279
   Class C                              1,441,315        227,162
   Class I                                     --             --
                                     ---------------------------
                                       84,944,297     33,505,310
 Cost of shares redeemed:
   Class A                            (32,297,470)   (16,089,539)
   Class B                             (6,865,974)    (9,833,069)
   Class C                             (1,638,055)    (1,951,429)
   Class I                               (243,980)            --
                                     ---------------------------
                                      (41,045,479)   (27,874,037)
    Increase in net assets derived
     from capital share
     transactions                      43,898,818      5,631,273
                                     ---------------------------
    Net increase in net assets         17,178,147     17,668,737

                                             2005           2004

NET ASSETS:
Beginning of period                  $132,049,486   $114,380,749
                                     ---------------------------
End of period                        $149,227,633   $132,049,486
                                     ===========================
Accumulated net investment loss at
  end of period                      $   (458,196)  $         --
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                             CLASS A
                                  ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001         2000         1999
Net asset value at beginning
  of period                      $ 15.59          $ 14.09          $ 11.10        $ 12.84      $ 11.30      $  9.56      $  9.03
                                 -------          -------          -------        -------      -------      -------      -------
Net investment income (loss)
  (a)                              (0.02)           (0.09)           (0.08)         (0.09)       (0.05)        0.00(b)     (0.03)
Net realized and unrealized
  gain (loss) on investments        0.18             2.09             3.07          (1.47)        1.79         2.80         0.58
                                 -------          -------          -------        -------      -------      -------      -------
Total from investment
  operations                        0.16             2.00             2.99          (1.56)        1.74         2.80         0.55
                                 -------          -------          -------        -------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                    (2.83)           (0.50)              --          (0.18)       (0.20)       (1.06)       (0.02)
                                 -------          -------          -------        -------      -------      -------      -------
Net asset value at end of
  period                         $ 12.92          $ 15.59          $ 14.09        $ 11.10      $ 12.84      $ 11.30      $  9.56
                                 =======          =======          =======        =======      =======      =======      =======
Total investment return (c)        (0.22%)(d)       14.46%           26.94%(d)     (12.16%)      15.43%       30.04%        6.11%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       (0.22%)+         (0.62%)          (0.78%)+       (0.74%)      (0.41%)       0.08%       (0.34%)
    Net expenses                    1.36% +          1.70%            1.90% +        1.87%        1.88%        1.90%        1.90%
    Expenses (before
      waiver/reimbursement)         1.61% +          1.78%            1.94% +        1.87%        1.88%        2.07%        2.21%
Portfolio turnover rate               28%             103%              41%            46%          46%          69%          42%
Net assets at end of period
  (in 000's)                     $54,245          $55,640          $44,496        $35,197      $43,761      $27,610      $15,205

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                            CLASS C
                                  ENDED         YEAR ENDED         THROUGH        -------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002        2001         2000        1999
Net asset value at beginning
  of period                      $ 14.80          $ 13.49          $10.70         $12.48      $ 11.07      $ 9.46      $ 9.00
                                 -------          -------          ------         ------      -------      ------      ------
Net investment income (loss)
  (a)                              (0.07)           (0.20)          (0.15)         (0.18)       (0.13)      (0.07)      (0.10)
Net realized and unrealized
  gain (loss) on investments        0.18             2.01            2.94          (1.42)        1.74        2.74        0.58
                                 -------          -------          ------         ------      -------      ------      ------
Total from investment
  operations                        0.11             1.81            2.79          (1.60)        1.61        2.67        0.48
                                 -------          -------          ------         ------      -------      ------      ------
Less distributions:
  From net realized gain on
    investments                    (2.83)           (0.50)             --          (0.18)       (0.20)      (1.06)      (0.02)
                                 -------          -------          ------         ------      -------      ------      ------
Net asset value at end of
  period                         $ 12.08          $ 14.80          $13.49         $10.70      $ 12.48      $11.07      $ 9.46
                                 =======          =======          ======         ======      =======      ======      ======
Total investment return (c)        (0.64%)(d)       13.67%          26.07%(d)     (12.83%)      14.57%      28.97%       5.35%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       (0.97%)+         (1.37%)         (1.53%)+       (1.49%)      (1.16%)     (0.67%)     (1.09%)
    Net expenses                    2.11% +          2.45%           2.65% +        2.62%        2.63%       2.65%       2.65%
    Expenses (before
      waiver/reimbursement)         2.36% +          2.53%           2.69% +        2.62%        2.63%       2.82%       2.96%
Portfolio turnover rate               28%             103%             41%            46%          46%         69%         42%
Net assets at end of period
  (in 000's)                     $11,200          $10,054          $9,501         $9,403      $12,250      $2,090      $  634

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
***  Class I shares were offered on February 16, 2005.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  Total return is not annualized.

 16   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                             CLASS B
      ENDED         YEAR ENDED         THROUGH        ----------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                 YEAR ENDED DECEMBER 31,
      2005*            2004            2003**          2002         2001         2000         1999
     $ 14.80          $ 13.50          $ 10.70        $ 12.48      $ 11.07      $  9.46      $  9.00
     -------          -------          -------        -------      -------      -------      -------
       (0.07)           (0.20)           (0.15)         (0.18)       (0.13)       (0.07)       (0.10)
        0.18             2.00             2.95          (1.42)        1.74         2.74         0.58
     -------          -------          -------        -------      -------      -------      -------
        0.11             1.80             2.80          (1.60)        1.61         2.67         0.48
     -------          -------          -------        -------      -------      -------      -------
       (2.83)           (0.50)              --          (0.18)       (0.20)       (1.06)       (0.02)
     -------          -------          -------        -------      -------      -------      -------
     $ 12.08          $ 14.80          $ 13.50        $ 10.70      $ 12.48      $ 11.07      $  9.46
     =======          =======          =======        =======      =======      =======      =======
       (0.62%)(d)       13.59%           26.17%(d)     (12.83%)      14.57%       28.97%        5.35%
       (0.97%)+         (1.37%)          (1.53%)+       (1.49%)      (1.16%)      (0.67%)      (1.09%)
        2.11% +          2.45%            2.65% +        2.62%        2.63%        2.65%        2.65%
        2.36% +          2.53%            2.69% +        2.62%        2.63%        2.82%        2.96%
          28%             103%              41%            46%          46%          69%          42%
     $65,772          $66,355          $60,384        $53,819      $67,377      $32,777      $15,722

      CLASS I
    ------------
    FEBRUARY 16,
        2005
      THROUGH
     APRIL 30,
      2005***
      $ 14.01
      -------
         0.08
        (1.17)
      -------
        (1.09)
      -------
           --
      -------
      $ 12.92
      =======
        (7.78%)(d)
         0.12%+
         1.02%+
         1.27%+
           28%
      $18,011

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund. The Board of Trustees of the Trust had approved the closure of the Fund to new investors, effective December 1, 2001. The Fund was re-opened to investors on July 6, 2004, after the appointment of the new Subadvisor, MacKay Shields LLC.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares commenced on February 16, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charges. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The reclassification for the Fund is primarily attributable to net operating losses that offset undistributed net short-term securities gains for federal income tax purposes, real estate investment trusts and distributions paid in connection with the redemption of Fund shares.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

 18   MainStay Small Cap Value Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. As of June 30, 2004, MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.85% up to $1.0 billion and 0.80% on assets over $1.0 billion. In addition, effective July 1, 2004, for a two-year period, NYLIM voluntarily agreed to waive that portion of its management fee in excess of 0.60% of the Fund's average daily net assets. The Manager also voluntarily agreed to reimburse the expenses of the Fund so that the total annual fund operating expenses do not exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent amount for Class I shares. For the six months ended April 30, 2005, the Manager earned from the Fund $619,807 and waived its fees and/or reimbursed expenses in the amount of $182,296.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee of one-half of the management fee, net of management fee waivers, expense limitations and reimbursements. To the extent that the Manager has agreed to reimburse Fund expenses, MacKay has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $21,356 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $589, $30,657 and $862, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $244,621.

                                                    www.mainstayfunds.com     19

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,756 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $20,514 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                  2004    2003        2002
Distributions paid from:
  Ordinary Income           $       --     $--  $  854,844
----------------------------------------------------------
  Long-term Capital Gains    4,157,531      --     742,933
----------------------------------------------------------
                            $4,157,531     $--  $1,597,777
----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $70,216 and $38,696, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                          FEBRUARY 16*
                                               SIX MONTHS ENDED             THROUGH
                                               APRIL 30, 2005**         APRIL 30, 2005**
                                          CLASS A   CLASS B   CLASS C       CLASS I

Shares sold                                2,341       569       254         1,412
----------------------------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              562       906       111            --
----------------------------------------------------------------------------------------
                                           2,903     1,475       365         1,412
----------------------------------------------------------------------------------------
Shares redeemed                           (2,273)     (515)     (118)          (18)
----------------------------------------------------------------------------------------
Net increase                                 630       960       247         1,394
----------------------------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,392      545        94
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               82      149        17
---------------------------------------------------------------------
                                           1,474      694       111
---------------------------------------------------------------------
Shares redeemed                           (1,062)    (683)     (135)
---------------------------------------------------------------------
Net increase (decrease)                      412       11       (24)
---------------------------------------------------------------------

*  First offered on February 16, 2005.
** Unaudited.

 20   MainStay Small Cap Value Fund

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 22   MainStay Small Cap Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Small Cap Value Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Small Cap Value Fund

                                   Blank Page

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07227         (RECYCLE LOGO)                       MS225-05  MSSV10-06/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          17

Notes to Financial Statements                                                 23
--------------------------------------------------------------------------------

Trustees and Officers                                                         27
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

MainStay Funds                                                                31

 2   MainStay MAP Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -0.94%   2.77%  5.09%     6.91%
Excluding sales charges   4.82    8.76   6.28      7.94

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                     9450                       10000                       10000
                                                          10932                       11493                       11143
                                                          12146                       11526                        9697
                                                          11864                       11445                        8473
                                                          10089                        9827                        7345
                                                          13634                       13312                        9026
4/30/05                                                   14828                       15258                        9598

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges       -0.60%   2.92%  5.16%     7.02%
Excluding sales charges   4.40    7.92   5.48      7.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11502                       11493                       11143
                                                          12681                       11526                        9697
                                                          12291                       11445                        8473
                                                          10372                        9827                        7345
                                                          13917                       13312                        9026
4/30/05                                                   14920                       15258                        9598

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
With sales charges        3.40%   6.92%  5.48%     7.14%
Excluding sales charges   4.40    7.92   5.48      7.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11502                       11493                       11143
                                                          12681                       11526                        9697
                                                          12291                       11445                        8473
                                                          10372                        9827                        7345
                                                          13917                       13312                        9026
4/30/05                                                   15020                       15258                        9598

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee.

Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. From inception (1/21/71) through 6/8/99, performance for MainStay MAP Fund Class I shares (first offered 6/9/99) includes the performance of MAP-Equity Fund. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. From inception (6/9/99) through 12/31/03, performance for Class R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class R1 and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE     TEN
TOTAL RETURNS            MONTHS   YEAR   YEARS   YEARS
------------------------------------------------------
                          5.03%   9.18%  6.59%   15.10%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
04/30/95                                                  10000                       10000                       10000
                                                          13300                       13079                       13021
                                                          16359                       14512                       16294
                                                          22609                       20458                       22985
                                                          24986                       21673                       28001
                                                          29672                       25142                       30837
                                                          33041                       25214                       26837
                                                          32358                       25037                       23448
                                                          27593                       21498                       20328
                                                          37391                       29120                       24979
04/30/05                                                  40824                       33378                       26562

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                          4.98%   9.01%  6.47%     8.12%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11584                       11493                       11143
                                                          12892                       11526                        9697
                                                          12612                       11445                        8473
                                                          10741                        9827                        7345
                                                          14537                       13312                        9026
4/30/05                                                   15847                       15258                        9598

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                          SIX     ONE    FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS   INCEPTION
----------------------------------------------------------
                          4.79%   8.73%  6.19%     7.84%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                          11560                       11493                       11143
                                                          12829                       11526                        9697
                                                          12519                       11445                        8473
                                                          10635                        9827                        7345
                                                          14355                       13312                        9026
4/30/05                                                   15608                       15258                        9598

                                                          SIX      ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    MONTHS   YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------

Russell Midcap(R) Index(1)                                6.81%   14.62%   5.83%   12.81%
S&P 500(R) Index(2)                                       3.28     6.34   -2.94    10.26
Average Lipper multicap core fund(3)                      3.01     5.45   -1.28     9.54

1. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay MAP Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,048.50           $ 6.81            $1,018.30            $ 6.71
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,044.45           $10.59            $1,014.55            $10.44
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,044.45           $10.59            $1,014.55            $10.44
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,050.55           $ 4.93            $1,020.15            $ 4.86
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,049.95           $ 5.44            $1,019.65            $ 5.36
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,048.20           $ 6.70            $1,018.40            $ 6.61
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.34% for Class A, 2.09% for Class B and Class C, 0.97% for Class I, 1.07% for Class R1, and 1.32% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     5

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                    90.6%
Short-Term Investments                                                            8.3%
Convertible Bonds                                                                 0.5%
Cash and Other Assets (less liabilities)                                          0.4%
Corporate Bond                                                                    0.2%
Warrant                                                                           0.0%*

See Portfolio of Investments on page 11 for specific holdings within these categories.

* Less than one tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Duke Energy Corp.
 2.  E.I. du Pont de Nemours & Co.
 3.  Tyco International Ltd.
 4.  American Express Co.
 5.  Genentech, Inc.
 6.  Monsanto Co.
 7.  Morgan Stanley
 8.  MetLife, Inc.
 9.  MeadWestvaco Corp.
10.  Microsoft Corp.

 6   MainStay MAP Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey, and Michael J. Mullarkey of Markston International LLC and by portfolio managers Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into or exchangeable for common stocks. The Fund employs two subadvisors, Markston International and Jennison Associates, with complementary investment processes and styles. In pursuing the Fund's investment objective, each subadvisor seeks to identify securities that are out of favor but have a catalyst that the subadvisor believes will lead to improved performance.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Markston International:
The equity markets were highly changeable during the six-month period ended April 30, 2005. Shortly after election day in November 2004, the major indices rallied upon news of ongoing recovery in the U.S. economy. After the new year, however, the S&P 500(R) Index(1) along with other equity indices, began a decline precipitated by the belief that monetary-policy tightening by the Federal Reserve, escalating health care costs, and increasing commodity prices-- primarily oil prices--would subdue economic growth and reduce corporate profitability.

Jennison Associates:
During the reporting period, mixed economic data left the equity markets unsettled. Rising inflation concerns and sustained high energy prices contributed to an economic slowdown in the first quarter of 2005. Even so, the economy continued to expand at a slow but steady pace, with strong corporate profits, productivity improvements, and cost cutting that helped the stock market cope with various challenges. During the first months of 2005, the basic materials sector retraced some of its earlier gains. Financials stocks also came under pressure during the period, largely as a result of fallout from the New York attorney general's investigation of AIG, which hurt the insurance industry. Financial firms found it more difficult to profit from differences between short-term and long-term interest rates as the Federal Reserve continued to increase the targeted federal funds rate.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
Effective stock selection helped the portion of the Fund we manage to more than double the performance of the S&P 500(R) Index for the reporting period. As a result of the attractive risk/reward profiles of the stocks we picked earlier in 2004, our portion of the Fund's portfolio outperformed not only during the equity rally of the last two months of 2004 but also during the sell-off that occurred in the first four months of 2005.

Jennison Associates:
Our portion of the Fund's portfolio performed in line with the S&P 500(R) Index during the reporting period. The health care sector made the greatest positive contribution to performance, particularly among health care providers & services/pharmacy-benefit managers. Sector allocation and stock selection in the information technology sector both made positive contributions to performance. Effective stock selection in the financials and consumer discretionary sectors also helped relative results. We limited exposure to banks to reduce risk as short- and long-term interest rates became more closely aligned. In the energy sector, energy equipment & services names--which we chose as a defensive measure--helped bolster absolute returns. Underexposure to exploration and production companies, however, kept our overall energy performance in line with the S&P 500(R). Our materials holdings provided mixed results. An overweighted position helped performance, but stock selection hurt. Stock selection in the industrials sector detracted from relative performance, as did underweighted positions in consumer staples and utilities.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Markston International:
Our portion of the Fund profited nicely when bonds of American Commercial Lines, a leading barge


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 4 for more information about the S&P 500(R) Index.

                                                     www.mainstayfunds.com     7
operator, were converted to equity and warrants. During the reporting period, the company successfully emerged from Chapter 11 while freight rates were historically high and barge supply remained low. Duke Energy, one of the country's largest utilities and the largest position in our portion of the Fund, appreciated when Wall Street warmed up to the company's high-quality new management team, the company's assets, and the security of its dividend.

Another top performer for our portion of the Fund was Genentech, a leading biotechnology firm. Genentech's stock price rose after the company reported that its drug Avastin was effective in fighting non-small cell lung cancer and that its drug Herceptin was even more effective for breast-cancer patients than previously believed. The news about Avastin was particularly well-received, because the drug has already been approved for treatment of colorectal cancer. Monsanto, a supplier of genetically modified seeds, continued to report outstanding results. The company extended its franchise of bringing intellectual property to agriculture by purchasing Seminis, a major player in vegetable seeds. NVIDIA, a leading producer of specialized graphic chips for the gaming industry, saw its stock appreciate on news of a contract with Sony for Playstation 3, a material new relationship with Intel, and strong third-quarter earnings.

Jennison Associates:
Pharmacy-benefits manager Medco Health Solutions performed well when the company signed more new business than expected. As the value of the stock rose, we reduced the Fund's position. Community Health Systems, a rural hospital company, rallied on improvements in the industry's bad-debt expense profile. CIGNA advanced as investors gained confidence in the company's ongoing restructuring efforts. Toys "R" Us was the subject of a leveraged buyout, and Great Lakes Chemical was the subject of a friendly acquisition. Both stocks meaningfully added to the Fund's total return. We took profits in Toys "R" Us, to take advantage of an attractive premium and to pursue opportunities with greater upside potential. We also sold the Fund's position in Great Lakes Chemical at a profit.

WHAT STOCKS UNDERPERFORMED DURING THE REPORTING PERIOD?

Markston International:
The Fund's position in S1, a global provider of financial software, detracted from results when the company altered its accounting practices. Previously, software was sold with a perpetual license and the transaction flowed immediately through the income statement. Under the new policy, software sales are run through the income statement over the life of the contract. This new policy decreases near-term reported earnings but increases visibility. Shares of biotechnology company Amylin Pharmaceuticals were weak in the first months of 2005, even though the company received approval on drugs for diabetes and obesity. Wall Street appeared to focus on the difficulty of marketing Amylin's new drugs and on the rate at which the company was spending cash. Toward the end of the period, there was noticeable insider buying at Amylin. We also anticipate positive trial reports at the upcoming American Diabetes Association and Endocrine Society meetings. Another poor performer for our portion of the Fund was Eyetech Pharmaceuticals, an emerging biotech company focused on unmet medical needs in treating diseases of the eye. Again, Wall Street was focused more on the company's spending rate and potential competition than on the approval of its main drug, Macugen. A position in UTStarcom, a manufacturer of telecommunications equipment, also detracted from results.

Jennison Associates:
Metals and mining company Harmony Gold Mining suffered from disappointing U.S. economic growth, pricing concerns, tighter margins because of U.S. dollar weakness, and a negative reaction to the company's acquisition bid for Goldfields of South Africa. GrafTech International, which makes graphite and carbon products used in steel and aluminum production, lost volume when the company decided to raise prices to reflect higher costs for raw materials. We eliminated the stock from the portion of the Fund we manage on concerns about steel prices and the company's financial leverage. Shares of media holding Westwood One declined in sympathy with the overall media industry. Despite the stock's poor performance, we continued to hold it because we anticipate better pricing later in 2005. A significant weighting in capital markets holding Bank of New York hurt performance in our portion of the Fund's portfolio because of the stock's poor January total return and lowered earnings guidance. We expect Bank of New York to deliver better-than-expected top-line revenue growth, which should translate into bottom-line earnings later in 2005, and we added to the Fund's position. Manhattan Associates, which provides technology-based solutions for supply-chain effectiveness, declined on weakness in its services business. We added to the position in Manhattan Associates because we expect margins to expand now that the company has taken corrective measures.

 8   MainStay MAP Fund

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Markston International:
We added to the Fund's positions in American Express, E.I. du Pont de Nemours, and Morgan Stanley. We established new positions in Merrill Lynch and Union Pacific.

Jennison Associates:
We continue to build the portfolio one stock at a time, using a bottom-up, research-intensive process. During the reporting period, we established a position in insurance company American International Group (AIG), because of its attractive valuation, the removal of its former CEO, and strong incentives to quickly resolve the investigation by the New York State attorney general. We also initiated a position in BJ Services, a global oil-services company that specializes in pressure pumping and is particularly exposed to the North American natural gas market. BJ Services helped Fund returns, and we believe the company should continue to benefit from the oil and natural gas supply/demand imbalance. We participated in the initial public offering of chemical company Huntsman and then sold the position when the stock reached our price target. We reentered the position at a level where we again found the risk/reward attractive. We added to the Fund's position in global specialty-chemical producer E.I. du Pont de Nemours, which made a positive contribution to performance. The company is benefiting from an internal restructuring.

WHAT SECURITIES DID YOUR PORTION OF THE FUND'S PORTFOLIO SELL DURING THE REPORTING PERIOD?

Markston International:
We reduced our position in Tyco International, taking profits. We also sold shares of CONSOL Energy after seeing insider selling following a fire in one of the company's more-profitable coal mines. We eliminated the Fund's position in MedImmune upon reevaluating the near-term potential for its FluMist nasal flu vaccine. We also eliminated the Fund's holdings in RadioShack at attractive prices after seeing insider selling. The portfolio's Rite Aid 7 5/8% debentures matured on April 15, 2005.

Jennison Associates:
Our stringent risk/reward criteria led us to eliminate positions in SunGard Data Systems, McAfee, Polo Ralph Lauren, and TIBCO Software in our portion of the portfolio. We trimmed the Fund's position in Lyondell Chemical. In each case, we were able to take profits for the Fund. SunGard Data Systems was the subject of a leveraged buyout, and the company's shares rose on this news. McAfee's stock price appreciated and reached our price target. Polo Ralph Lauren benefited from strong overall business growth. TIBCO Software benefited from a firm market for integration software. Lyondell Chemical is a leading producer of the basic building-block chemical ethylene and its derivatives. The stock advanced as the improving economy stimulated demand for chemicals essential to manufacturing, agriculture, and consumer products. We believe the company is well positioned to benefit from an uptrend in the ethylene cycle.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Markston International:
Our portion of the Fund began the reporting period with overweighted positions relative to the S&P 500(R) Index in energy, industrials, materials, and utilities and underweighted positions in consumer discretionary, consumer staples, health care, and information technology. During the period, we slightly increased the Fund's exposure to the energy sector when it became clear that OPEC was at least temporarily content with high oil prices. Since we believed that a rebound in the U.S. dollar would help boost major financial stocks, we also slightly increased the Fund's exposure to the financials sector after we saw insider buying in select companies.

Jennison Associates:
Any changes in weightings in our portion of the Fund are a consequence of our bottom-up stock-selection process and do not reflect a "sector bet" on the part of our management team. During the reporting period, our risk/reward discipline led us to take profits in many strong performers, increase our weighting in health care, and decrease our weightings in basic materials and consumer discretionary.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

Markston International:
As of April 30, 2005, the portion of the Fund we manage was underweighted relative to the S&P 500(R) Index in the consumer discretionary, consumer staples, health care, information technology, and telecommunications services sectors. At the same time, the portion of the Fund we manage held overweighted positions relative to the Index in the utilities, materials, industrials, financials, and energy sectors. Our portion of the Fund's portfolio also held a 9% position in cash.

Jennison Associates:
As of April 30, 2005, our portion of the Fund's portfolio was overweighted relative to the S&P 500(R) Index in the materials and health care sectors and

                                                     www.mainstayfunds.com     9
underweighted relative to the Index in the consumer staples, industrials, information technology, and utilities sectors.

WHAT DO YOU ANTICIPATE FOR THE MARKET AND THE FUND?

Markston International:
We continue to adhere to a strict bottom-up stock-selection approach, focusing on securities that we believe offer reward potential that outweighs inherent risk. In general, we are always looking for stocks that appear inexpensive. In this context, we look for a catalyst that could cause a stock to appreciate. Going forward, we will seek to be opportunistic in the face of several challenges. We have major concerns about the competitive position of the United States on a worldwide basis. In a world that does not pay for intellectual property, it is challenging for an asset stock of a software or pharmaceutical company to trade at a high multiple. The current stock market appears to be following typical election-cycle patterns. Should this trend continue, recent credit tightening may well lead to lower stock-market returns.

Finally, we believe that the budget and trade deficits have put the U.S. economy in a precarious position. Our foreign creditors and trading partners are funding the deficit. Should they decide to sell some of their U.S. dollar holdings or invest elsewhere, U.S. credit spreads could widen, which might have deleterious effects on auto, housing, consumer, and financial stocks. Despite these concerns, we can imagine seeing continued slow growth, even as companies with strong cash flows are leaving the public markets with the help of private equity and access to inexpensive capital. With the high cost of being a public company, big corporations are finding it easier to increase their market share by acquiring smaller competitors than to rely on internal growth. We remain open to establishing positions in highly liquid, larger-cap, dividend-paying companies that meet our strict investment criteria and have the potential to dominate their respective industries.

Jennison Associates:
Many of our new ideas are driven by company-specific catalysts that we believe have been generally overlooked by the market. We remain watchful as China tries to engineer a "soft landing" for its economy, since the outcome might affect many basic materials companies held in our portion of the Fund. We see good supply-and-demand dynamics and improved pricing power. But since commodity-based companies are inherently cyclical, we are selectively taking profits.

We believe that higher energy prices should allow exploration and production companies to continue increasing capital expenditures. Our portion of the portfolio is positioned to take advantage of this spending through its oil services holdings, which may see better earnings than the exploration and production companies if crude-oil prices drop back to the $40 per barrel range. Although our outlook is positive over the long-term, we have taken some near-term energy profits on concerns about a possible correction.

The deterioration in market breadth and the decline in overall market averages have drawn our attention to a long list of stocks that we consider to be inexpensive. We are seeking to add new ideas that meet our stringent risk/reward criteria. We continue to believe this will be a stock picker's market. We intend to remain disciplined in our style and philosophy as we seek to uncover new opportunities.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay MAP Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                         SHARES            VALUE
COMMON STOCKS (90.6%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.1%)
Boeing Co. (The)                                         77,800   $    4,630,656
Embraer-Empresa Brasileira de Aeronautica S.A. ADR
  (c)                                                   199,100        5,742,044
GenCorp, Inc.                                            25,800          490,458
Honeywell International, Inc.                            34,100        1,219,416
Lockheed Martin Corp.                                    28,400        1,730,980
Northrop Grumman Corp.                                  194,328       10,656,948
Orbital Sciences Corp. (a)                              114,800        1,069,936
Raytheon Co.                                            173,600        6,529,096
Teledyne Technologies, Inc. (a)                         108,550        3,302,091
                                                                  --------------
                                                                      35,371,625
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.2%)
Danielson Holding Corp. (a)                             137,407        1,973,164
                                                                  --------------
AIRLINES (0.5%)
Southwest Airlines Co.                                  349,100        5,194,608
                                                                  --------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)                     95,650        1,135,365
                                                                  --------------
BEVERAGES (0.3%)
Coca-Cola Co. (The)                                      28,100        1,220,664
PepsiCo, Inc.                                            29,341        1,632,533
                                                                  --------------
                                                                       2,853,197
                                                                  --------------
BIOTECHNOLOGY (3.0%)
Amylin Pharmaceuticals, Inc. (a)                        129,952        2,209,184
Chiron Corp. (a)                                         72,100        2,462,215
Enzo Biochem, Inc. (a)                                   50,925          394,669
Enzon Pharmaceuticals, Inc. (a)                          17,430          237,397
Eyetech Pharmaceuticals, Inc. (a)                        69,828        1,605,345
Gen-Probe, Inc. (a)                                      25,068        1,258,163
V  Genentech, Inc. (a)                                  258,700       18,352,178
MedImmune, Inc. (a)                                     268,900        6,821,993
XOMA Ltd. (a)                                            57,625           69,150
                                                                  --------------
                                                                      33,410,294
                                                                  --------------
CAPITAL MARKETS (6.4%)
Bank of New York Co., Inc. (The)                        369,800       10,332,212
Charles Schwab Corp. (The)                              858,000        8,880,300
Eaton Vance Corp.                                       232,600        5,449,818
Janus Capital Group, Inc.                               292,700        3,802,173
Jefferies Group, Inc.                                    47,900        1,733,980
Knight Trading Group, Inc. Class A (a)                   24,432          205,962
Merrill Lynch & Co., Inc.                               158,600        8,553,298


                                                         SHARES            VALUE
CAPITAL MARKETS (CONTINUED)
V  Morgan Stanley                                       321,400   $   16,912,068
Northern Trust Corp.                                     31,955        1,438,933
Nuveen Investments Class A                              272,100        9,248,679
State Street Corp.                                       81,700        3,776,991
Waddell & Reed Financial, Inc. Class A                   90,300        1,572,123
                                                                  --------------
                                                                      71,906,537
                                                                  --------------
CHEMICALS (5.7%)
V  E.I. du Pont de Nemours & Co.                        635,600       29,943,116
Eastman Chemical Co.                                     13,250          715,500
Huntsman Corp. (a)                                      214,200        4,506,768
Lyondell Chemical Co.                                   201,500        5,055,635
V  Monsanto Co.                                         301,707       17,686,064
Mosaic Co. (The) (a)                                     12,100          155,485
Olin Corp.                                              213,000        3,778,620
Terra Industries, Inc. (a)                              373,200        2,575,080
                                                                  --------------
                                                                      64,416,268
                                                                  --------------
COMMERCIAL BANKS (1.7%)
Fifth Third Bancorp                                     156,300        6,799,050
Popular, Inc.                                           399,656        9,248,040
Wachovia Corp.                                           65,000        3,326,700
                                                                  --------------
                                                                      19,373,790
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
Brink's Co. (The)                                        20,800          671,008
Cendant Corp.                                           110,400        2,198,064
Coinstar, Inc. (a)                                       25,887          443,703
Education Management Corp. (a)                          205,200        5,745,600
Hewitt Associates, Inc. Class A (a)                     179,200        4,768,512
ITT Educational Services, Inc. (a)                       84,800        3,899,104
Korn/Ferry International (a)                             24,600          354,240
Manpower, Inc.                                          244,600        9,429,330
On Assignment, Inc. (a)                                  17,800           76,540
Vertrue, Inc. (a)                                         5,800          176,378
Waste Management, Inc.                                   38,000        1,082,620
                                                                  --------------
                                                                      28,845,099
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications, Inc. (a)                        305,700          693,939
CommScope, Inc. (a)                                      40,659          574,105
Enterasys Networks, Inc. (a)                             99,250           71,460
Finisar Corp. (a)                                       376,389          474,250
Harris Corp.                                            455,000       12,831,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
McDATA Corp. Class A (a)                                 64,900   $      199,892
NETGEAR, Inc. (a)                                        16,568          267,242
NMS Communications Corp. (a)                            167,936          534,037
Nokia Corp. ADR (c)                                     557,100        8,902,458
Nortel Networks Corp. (a)                                 5,472           13,625
Polycom, Inc. (a)                                        13,998          213,610
Stratex Networks, Inc. (a)                              103,588          134,664
UTStarcom, Inc. (a)                                      67,500          641,925
                                                                  --------------
                                                                      25,552,207
                                                                  --------------
COMPUTERS & PERIPHERALS (0.3%)
ActivCard Corp. (a)                                      52,567          274,925
Advanced Digital Information Corp. (a)                   58,549          404,573
Innovex, Inc. (a)                                        31,000          103,881
Pinnacle Systems, Inc. (a)                               75,461          375,796
Sigma Designs, Inc. (a)                                   2,800           21,420
Sun Microsystems, Inc. (a)                              561,797        2,039,323
                                                                  --------------
                                                                       3,219,918
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Jacobs Engineering Group, Inc. (a)                       19,000          925,490
                                                                  --------------
CONSTRUCTION MATERIALS (0.3%)
Vulcan Materials Co.                                     53,389        2,831,753
                                                                  --------------

CONSUMER FINANCE (1.8%)
V  American Express Co.                                 367,800       19,383,060
MBNA Corp.                                               27,400          541,150
Providian Financial Corp. (a)                            44,500          741,815
Rewards Network, Inc. (a)                                15,000           74,250
                                                                  --------------
                                                                      20,740,275
                                                                  --------------
CONTAINERS & PACKAGING (0.0%)(b)
Smurfit-Stone Container Corp. (a)                         8,050          105,536
                                                                  --------------
DISTRIBUTORS (0.1%)
ADESA, Inc.                                              39,800          962,762
                                                                  --------------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
CIT Group, Inc.                                          33,300        1,341,324
Citigroup, Inc.                                         256,300       12,035,848
Instinet Group, Inc. (a)                                411,333        2,159,498
JPMorgan Chase & Co.                                    240,380        8,531,086
PHH Corp. (a)                                            54,020        1,207,347
Principal Financial Group, Inc.                         208,900        8,163,812
                                                                  --------------
                                                                      33,438,915
                                                                  --------------


                                                         SHARES            VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
CenturyTel, Inc.                                         25,100   $      770,319
Cincinnati Bell, Inc. (a)                               236,350          945,400
Citizens Communications Co.                             606,400        7,731,600
Global Crossing Ltd. (a)                                 38,365          461,915
IDT Corp. Class B (a)                                   388,200        5,458,092
SBC Communications, Inc.                                 15,500          368,900
Sprint Corp.                                             92,508        2,059,228
                                                                  --------------
                                                                      17,795,454
                                                                  --------------
ELECTRIC UTILITIES (0.6%)
American Electric Power Co., Inc.                        60,000        2,113,200
Black Hills Corp.                                        14,150          485,062
CMS Energy Corp. (a)                                     83,500        1,078,820
DTE Energy Co.                                           52,300        2,403,185
Duquesne Light Holdings, Inc.                            43,200          759,888
                                                                  --------------
                                                                       6,840,155
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Agilent Technologies, Inc. (a)                          201,500        4,181,125
Frequency Electronics, Inc.                               4,000           45,920
Itron, Inc. (a)                                           4,346          156,760
Sanmina-SCI Corp. (a)                                   384,039        1,539,997
Solectron Corp. (a)                                     186,100          614,130
Symbol Technologies, Inc.                               806,700       10,785,579
                                                                  --------------
                                                                      17,323,511
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (3.8%)
BJ Services Co.                                         108,600        5,294,250
Cooper Cameron Corp. (a)                                143,400        7,878,396
ENSCO International, Inc.                                 8,400          273,840
GlobalSantaFe Corp.                                       9,900          332,640
Key Energy Services, Inc. (a)                            70,200          802,737
National-Oilwell Varco, Inc. (a)                        127,200        5,054,928
Newpark Resources, Inc. (a)                             159,750          960,098
Parker Drilling Co. (a)                                  40,900          218,406
Rowan Cos., Inc.                                        195,400        5,183,962
Schlumberger Ltd.                                       156,725       10,721,557
Tidewater, Inc.                                          54,800        1,888,956
Todco Class A (a)                                       204,400        4,547,900
                                                                  --------------
                                                                      43,157,670
                                                                  --------------
FOOD & STAPLES RETAILING (1.8%)
Costco Wholesale Corp.                                   16,250          659,425
CVS Corp.                                                59,838        3,086,444
Kroger Co. (The) (a)                                    659,200       10,395,584
Longs Drug Stores Corp.                                  21,200          770,620
Pathmark Stores, Inc. (a)                                76,050          587,106
Performance Food Group Co. (a)                          178,200        4,791,798
Rite Aid Corp. (a)                                      100,650          365,360
                                                                  --------------
                                                                      20,656,337
                                                                  --------------

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD PRODUCTS (0.6%)
Archer-Daniels-Midland Co.                              233,340   $    4,197,787
Bunge Ltd.                                               36,600        2,078,880
Hormel Foods Corp.                                       18,300          569,862
                                                                  --------------
                                                                       6,846,529
                                                                  --------------
GAS UTILITIES (0.7%)
Kinder Morgan, Inc.                                      54,450        4,163,247
Peoples Energy Corp.                                     56,000        2,217,600
Sempra Energy                                            29,000        1,171,020
                                                                  --------------
                                                                       7,551,867
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
ArthroCare Corp. (a)                                     19,910          584,956
Baxter International, Inc.                               30,000        1,113,000
Boston Scientific Corp. (a)                             448,650       13,271,067
Closure Medical Corp. (a)                                 6,700          180,163
Hospira, Inc. (a)                                        32,500        1,090,375
Regeneration Technologies, Inc. (a)                       8,596           78,997
SurModics, Inc. (a)                                      13,792          497,477
                                                                  --------------
                                                                      16,816,035
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (3.4%)
Cerner Corp. (a)                                        126,442        7,341,223
CIGNA Corp.                                              51,800        4,764,564
Community Health Systems, Inc. (a)                      159,400        5,810,130
Humana, Inc. (a)                                         29,200        1,011,780
IMS Health, Inc.                                         11,215          268,936
McKesson Corp.                                           15,000          555,000
Medco Health Solutions, Inc. (a)                         71,600        3,649,452
Per-Se Technologies, Inc. (a)                            26,581          413,600
SunLink Health Systems, Inc. (a)                         41,800          267,938
Tenet Healthcare Corp. (a)                              912,100       10,917,837
Universal Health Services, Inc. Class B                   3,000          170,220
WebMD Corp. (a)                                         352,754        3,351,163
                                                                  --------------
                                                                      38,521,843
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
GTECH Holdings Corp.                                    153,000        3,743,910
Hilton Hotels Corp.                                     117,900        2,573,757
McDonald's Corp.                                        139,000        4,074,090
                                                                  --------------
                                                                      10,391,757
                                                                  --------------
HOUSEHOLD DURABLES (0.0%)(b)
Newell Rubbermaid, Inc.                                   9,500          206,435
                                                                  --------------

HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark Corp.                                     56,000        3,497,200
                                                                  --------------


                                                         SHARES            VALUE
INDUSTRIAL CONGLOMERATES (1.9%)
3M Co.                                                   16,390   $    1,253,343
ALLETE, Inc.                                              5,100          212,517
V  Tyco International Ltd.                              640,058       20,040,216
                                                                  --------------
                                                                      21,506,076
                                                                  --------------
INSURANCE (7.1%)
Allstate Corp. (The)                                    123,400        6,930,144
American International Group, Inc.                      159,100        8,090,235
Assured Guaranty Ltd.                                   221,500        4,221,790
Axis Capital Holdings, Ltd.                             319,600        8,501,360
Conseco, Inc. (a)                                       197,700        3,803,748
Genworth Financial, Inc. Class A                         21,800          609,310
Marsh & McLennan Cos., Inc.                              14,700          412,041
V  MetLife, Inc.                                        410,600       15,972,340
Ohio Casualty Corp. (a)                                 114,173        2,677,356
St. Paul Travelers Cos., Inc. (The)                     105,110        3,762,938
U.S.I. Holdings Corp. (a)                                46,378          525,927
UnumProvident Corp.                                     741,100       12,391,192
W.R. Berkley Corp.                                      123,000        3,997,500
XL Capital Ltd. Class A                                 124,842        8,776,393
                                                                  --------------
                                                                      80,672,274
                                                                  --------------
INTERNET & CATALOG RETAIL (1.5%)
IAC/InterActive Corp. (a)                               606,400       13,183,136
Priceline.com, Inc. (a)                                 120,172        3,047,562
Stamps.com, Inc. (a)                                     38,674          747,568
                                                                  --------------
                                                                      16,978,266
                                                                  --------------
INTERNET SOFTWARE & SERVICES (0.7%)
Blue Coat Systems, Inc. (a)                              68,826          991,094
Internet Capital Group, Inc. (a)                         18,400          101,384
PEC Solutions, Inc.                                      22,000          337,260
S1 Corp. (a)                                            315,487        1,665,771
Vignette Corp. (a)                                      242,100          283,257
Yahoo!, Inc. (a)                                        131,554        4,539,929
                                                                  --------------
                                                                       7,918,695
                                                                  --------------
IT SERVICES (0.7%)
BISYS Group, Inc. (The) (a)                              17,400          245,688
CheckFree Corp. (a)                                       9,300          341,124
Computer Sciences Corp. (a)                               7,100          308,708
eFunds Corp. (a)                                        236,944        5,179,596
Electronic Data Systems Corp.                            38,000          735,300
First Data Corp.                                          5,226          198,745
Liberate Technologies, Inc.                             112,900           33,870

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
IT SERVICES (CONTINUED)
SunGard Data Systems, Inc. (a)                           12,300   $      410,820
Titan Corp. (The) (a)                                    11,300          202,835
                                                                  --------------
                                                                       7,656,686
                                                                  --------------
MACHINERY (0.3%)
Navistar International Corp. (a)                        126,300        3,729,639
                                                                  --------------

MARINE (0.6%)
American Commercial Lines, Inc. (a)                     104,675        6,699,200
                                                                  --------------

MEDIA (4.2%)
Cablevision Systems Group NY Group Class A (a)          111,600        2,896,020
Comcast Corp. Class A (a)                                64,800        2,080,728
DIRECTV Group, Inc. (The) (a)                           416,200        5,876,744
Gemstar-TV Guide International, Inc. (a)                262,038        1,008,846
Liberty Media Corp. Class A (a)                         641,300        6,438,652
Liberty Media International, Inc. Class A (a)            49,678        2,060,147
PRIMEDIA, Inc. (a)                                      122,378          540,911
Pulitzer, Inc.                                            1,000           63,650
Radio One, Inc. Class D (a)                             557,800        7,290,446
Viacom, Inc. Class B                                    350,616       12,138,326
Westwood One, Inc. (a)                                  390,100        7,138,830
                                                                  --------------
                                                                      47,533,300
                                                                  --------------
METALS & MINING (2.4%)
Alcoa, Inc.                                             416,800       12,095,536
Aluminum Corp. of China Ltd. ADR (c)                     57,400        3,134,614
Companhia Vale do Rio Doce ADR (c)                      179,500        4,837,525
Harmony Gold Mining Co., Ltd. ADR (c)                   760,700        4,769,589
Massey Energy Co.                                        11,950          431,514
United States Steel Corp.                                44,000        1,881,440
                                                                  --------------
                                                                      27,150,218
                                                                  --------------
MULTILINE RETAIL (0.1%)
Big Lots, Inc. (a)                                       97,400          991,532
May Department Stores Co.                                 8,950          313,966
                                                                  --------------
                                                                       1,305,498
                                                                  --------------
MULTI-UTILITIES & UNREGULATED POWER (3.6%)
AES Corp. (The) (a)                                     174,357        2,803,661
Aquila, Inc. (a)                                        806,800        2,775,392
V  Duke Energy Corp.                                  1,047,600       30,579,444


                                                         SHARES            VALUE
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Dynegy, Inc. Class A (a)                                220,500   $      738,675
Westar Energy, Inc.                                     129,000        2,954,100
Williams Cos., Inc. (The)                                59,300        1,009,286
                                                                  --------------
                                                                      40,860,558
                                                                  --------------
OFFICE ELECTRONICS (0.0%)(b)
Xerox Corp. (a)                                          30,100          398,825
                                                                  --------------

OIL & GAS (4.4%)
Amerada Hess Corp.                                       19,500        1,826,175
Anadarko Petroleum Corp.                                 76,700        5,602,168
Chesapeake Energy Corp.                                  82,900        1,594,996
ConocoPhillips                                           17,139        1,797,024
Devon Energy Corp.                                      269,742       12,184,246
Kerr-McGee Corp.                                         18,800        1,458,880
Marathon Oil Corp.                                       49,600        2,309,872
Murphy Oil Corp.                                         19,200        1,710,528
Noble Energy, Inc.                                       29,600        1,897,952
Pogo Producing Co.                                      146,700        6,602,967
Spinnaker Exploration Co. (a)                           123,200        3,943,632
Unocal Corp.                                            166,200        9,066,210
                                                                  --------------
                                                                      49,994,650
                                                                  --------------
PAPER & FOREST PRODUCTS (1.8%)
International Paper Co.                                  87,400        2,996,946
V  MeadWestvaco Corp.                                   513,149       15,112,238
Weyerhaeuser Co.                                         38,600        2,648,346
                                                                  --------------
                                                                      20,757,530
                                                                  --------------
PHARMACEUTICALS (5.3%)
Andrx Corp. (a)                                         457,500        9,108,825
GlaxoSmithKline PLC ADR (c)                             115,100        5,818,305
IVAX Corp. (a)                                          369,175        6,977,407
Lilly (Eli) & Co.                                       155,500        9,092,085
Merck & Co., Inc.                                       158,500        5,373,150
Par Pharmaceutical Cos., Inc. (a)                       107,400        3,225,222
Pfizer, Inc.                                            381,200       10,357,204
Watson Pharmaceuticals, Inc. (a)                        321,300        9,639,000
                                                                  --------------
                                                                      59,591,198
                                                                  --------------
REAL ESTATE (0.9%)
Boykin Lodging Co. (a)                                  104,000        1,012,960
Crescent Real Estate Equities Co.                        20,100          337,680
Friedman, Billings, Ramsey Group, Inc. Class A           23,100          279,279
Health Care Property Investors, Inc.                    129,246        3,313,867
St. Joe Co. (The)                                        52,000        3,618,680

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
Trizec Properties, Inc.                                  23,500   $      469,765
United Dominion Realty Trust, Inc.                       70,870        1,569,771
                                                                  --------------
                                                                      10,602,002
                                                                  --------------
ROAD & RAIL (2.3%)
Celadon Group, Inc. (a)                                  69,626        1,127,245
CSX Corp.                                               208,400        8,363,092
Norfolk Southern Corp.                                   46,550        1,461,670
Swift Transportation Co., Inc. (a)                       80,163        1,709,877
Union Pacific Corp.                                     201,300       12,869,109
Werner Enterprises, Inc.                                 41,595          772,835
                                                                  --------------
                                                                      26,303,828
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Applied Micro Circuits Corp. (a)                        317,050          846,524
MEMC Electronic Materials, Inc. (a)                     340,900        3,998,757
Micron Technology, Inc. (a)                             263,000        2,553,730
NVIDIA Corp. (a)                                        174,465        3,827,762
ON Semiconductor Corp. (a)                               49,489          170,242
PMC-Sierra, Inc. (a)                                      7,900           63,674
Skyworks Solutions, Inc. (a)                             83,278          436,377
Three-Five Systems, Inc. (a)                             91,500           71,370
Vitesse Semiconductor Corp. (a)                         539,852        1,122,892
Zoran Corp. (a)                                          15,200          160,816
                                                                  --------------
                                                                      13,252,144
                                                                  --------------
SOFTWARE (3.4%)
BEA Systems, Inc. (a)                                   782,500        5,399,250
Blackboard, Inc. (a)                                     25,339          459,649
BMC Software, Inc. (a)                                   12,500          202,500
Business Objects S.A. ADR (a)(c)                        202,300        5,221,363
Compuware Corp. (a)                                     234,450        1,394,978
Concord Communications, Inc. (a)                         29,200          480,340
Manhattan Associates, Inc. (a)                          331,200        6,253,056
V  Microsoft Corp.                                      537,200       13,591,160
MSC.Software Corp. (a)                                   41,800          446,215
NetIQ Corp. (a)                                         192,499        2,063,589
Novell, Inc. (a)                                        183,046        1,081,802
TIBCO Software, Inc. (a)                                 38,200          272,748
Visual Networks, Inc. (a)                                37,612           48,143
WatchGuard Technologies, Inc. (a)                        49,750          161,190
Wind River Systems, Inc. (a)                             45,199          586,683
                                                                  --------------
                                                                      37,662,666
                                                                  --------------


                                                         SHARES            VALUE
SPECIALTY RETAIL (0.1%)
Circuit City Stores, Inc.                                17,400   $      274,920
Restoration Hardware, Inc. (a)                           56,974          353,809
                                                                  --------------
                                                                         628,729
                                                                  --------------
Total Common Stocks
  (Cost $912,663,761)                                              1,023,063,578
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
LONG-TERM BONDS (0.7%)
CONVERTIBLE BONDS (0.5%)
--------------------------------------------------------------------------------
BIOTECHNOLOGY (0.0%)(b)
NPS Pharmaceuticals, Inc. 3.00%, due 6/15/08           $583,000          499,194
                                                                  --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Natural Microsystems Corp. 5.00%, due 10/15/05          916,000          913,710
                                                                  --------------

INTERNET SOFTWARE & SERVICES (0.4%)
Akamai Technologies, Inc. 5.50%, due 7/1/07           4,650,000        4,713,938
                                                                  --------------
Total Convertible Bonds
  (Cost $4,599,783)                                                    6,126,842
                                                                  --------------

CORPORATE BOND (0.2%)
--------------------------------------------------------------------------------
MARINE (0.2%)
American Commercial Lines, Inc.
  11.25%, due 12/31/08 (a)(d)                         5,511,870        2,149,629
                                                                  --------------
Total Corporate Bond
  (Cost $580,598)                                                      2,149,629
                                                                  --------------
Total Long-Term Bonds
  (Cost $5,180,381)                                                    8,276,471
                                                                  --------------

                                                         SHARES            VALUE
WARRANT (0.0%)(b)
--------------------------------------------------------------------------------
MARINE (0.0%)(b)
American Commercial Lines, Inc.
  Strike @ $12.00
  Expire 1/12/09 (a)                                      6,765          323,570
                                                                  --------------
Total Warrant
  (Cost $3,173,826)                                                      323,570
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (8.3%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.6%)
Citigroup Global Markets
  2.93%, due 5/2/05                                 $25,000,000       25,000,000
General Electric Capital Corp.
  2.88%, due 5/2/05                                  15,269,000       15,269,000
                                                                  --------------
Total Commercial Paper
  (Cost $40,269,000)                                                  40,269,000
                                                                  --------------
TIME DEPOSIT (4.7%)
Bank of New York Cayman
  1.875%, due 5/2/05                                 53,284,000       53,284,000
                                                                  --------------
Total Time Deposit
  (Cost $53,284,000)                                                  53,284,000
                                                                  --------------
Total Short-Term Investments
  (Cost $93,553,000)                                                  93,553,000
                                                                  --------------
Total Investments
  (Cost $1,014,570,968) (e)                                99.6%   1,125,216,619(f)
Cash and Other Assets,
  Less Liabilities                                          0.4        4,068,935
                                                    -----------   --------------
Net Assets                                                100.0%  $1,129,285,554
                                                    ===========   ==============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR -- American Depositary Receipt.
(d)  Escrow reserve -- reserve account for disputed claims.
(e) The cost for federal income tax purposes is $1,018,427,479.
(f)  At April 30, 2005 net unrealized appreciation was
     $106,789,140, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $165,383,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $58,593,894.

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $1,014,570,968)            $1,125,216,619
Receivables:
  Investment securities sold                      17,365,225
  Fund shares sold                                 2,405,836
  Dividends and interest                             932,251
Other assets                                         117,193
                                              --------------
    Total assets                               1,146,037,124
                                              --------------
LIABILITIES:
Due to custodian                                     167,486
Payables:
  Investments securities purchased                13,146,047
  Fund shares redeemed                             1,204,114
  Transfer agent                                     839,057
  Manager                                            697,218
  NYLIFE Distributors                                501,169
  Custodian                                           14,184
  Trustees                                             5,126
Accrued expenses                                     177,169
                                              --------------
    Total liabilities                             16,751,570
                                              --------------
Net assets                                    $1,129,285,554
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $       97,080
  Class B                                            115,087
  Class C                                             49,115
  Class I                                             89,243
  Class R1                                             3,638
  Class R2                                               462
Additional paid-in capital                       971,309,262
Accumulated net investment income                    956,464
Accumulated net realized gain on investments      46,019,552
Net unrealized appreciation on investments       110,645,651
                                              --------------
Net assets                                    $1,129,285,554
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  314,060,745
                                              ==============
Shares of beneficial interest outstanding          9,707,971
                                              ==============
Net asset value per share outstanding         $        32.35
Maximum sales charge (5.50% of offering
  price)                                                1.88
                                              --------------
Maximum offering price per share outstanding  $        34.23
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  357,401,916
                                              ==============
Shares of beneficial interest outstanding         11,508,726
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        31.05
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  152,524,830
                                              ==============
Shares of beneficial interest outstanding          4,911,460
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        31.05
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  291,997,979
                                              ==============
Shares of beneficial interest outstanding          8,924,263
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.72
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   11,806,133
                                              ==============
Shares of beneficial interest outstanding            363,848
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.45
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    1,493,951
                                              ==============
Shares of beneficial interest outstanding             46,203
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.33
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 8,285,397
  Interest                                         1,369,680
                                                 -----------
    Total income                                   9,655,077
                                                 -----------
EXPENSES:
  Manager                                          4,110,560
  Distribution -- Class B                          1,303,174
  Distribution -- Class C                            567,066
  Transfer agent -- Classes A, B and C             1,067,101
  Transfer agent -- Classes I, R1 and R2             230,857
  Service -- Class A                                 376,181
  Service -- Class B                                 434,391
  Service -- Class C                                 189,022
  Service -- Class R2                                    875
  Shareholder communication                          107,253
  Professional                                        83,702
  Recordkeeping                                       68,403
  Registration                                        54,893
  Custodian                                           42,725
  Trustees                                            30,180
  Shareholder Service -- Class R1                      3,781
  Shareholder Service -- Class R2                        350
  Miscellaneous                                       28,099
                                                 -----------
    Total expenses                                 8,698,613
                                                 -----------
Net investment income                                956,464
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  49,879,658
Net change in unrealized appreciation on
  investments                                     (5,940,724)
                                                 -----------
Net realized and unrealized gain on investments   43,938,934
                                                 -----------
Net increase in net assets resulting from
  operations                                     $44,895,398
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes of $39,872.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                          2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)   $      956,464   $  (2,536,653)
 Net realized gain on
  investments and foreign
  currency transactions             49,879,658      83,446,525
 Net change in unrealized
  appreciation on investments       (5,940,724)     21,503,347
                                ------------------------------
 Net increase in net assets
  resulting from operations         44,895,398     102,413,219
                                ------------------------------

Distributions to shareholders:

 From net realized gain on investments:
   Class A                         (11,258,532)             --
   Class B                         (13,518,830)             --
   Class C                          (6,021,722)             --
   Class I                         (11,235,228)             --
   Class R1                             (2,567)             --
   Class R2                               (156)             --
                                ------------------------------
 Total distributions to
  shareholders                     (42,037,035)             --
                                ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                          69,248,269     117,277,801
   Class B                          54,889,877      92,818,123
   Class C                          25,197,810      44,672,357
   Class I                          37,546,070     128,176,243
   Class R1                         13,157,313          62,122
   Class R2                          3,042,007           3,733

 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A                           9,720,883              --
   Class B                          12,315,724              --
   Class C                           4,699,860              --
   Class I                          11,074,218              --
   Class R1                              2,567              --
   Class R2                                156              --
                                ------------------------------
                                   240,894,754     383,010,379

                                          2005            2004
 Cost of shares redeemed:
   Class A                      $  (34,499,395)  $ (53,650,958)
   Class B                         (23,256,846)    (31,920,068)
   Class C                         (15,401,420)    (15,543,242)
   Class I                         (34,139,569)    (65,096,353)
   Class R1                         (1,014,864)        (29,064)
   Class R2                         (1,490,707)             --
                                ------------------------------
                                  (109,802,801)   (166,239,685)
                                ------------------------------
    Increase in net assets
     derived from capital
     share transactions            131,091,953     216,770,694
                                ------------------------------
    Net increase in net assets     133,950,316     319,183,913

NET ASSETS:
Beginning of period                995,335,238     676,151,325
                                ------------------------------
End of period                   $1,129,285,554   $ 995,335,238
                                ==============================
Accumulated undistributed net
 investment income end of
 period                         $      956,464   $          --
                                ==============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              JANUARY 1,
                                            SIX MONTHS                           2003
                                               ENDED         YEAR ENDED         THROUGH
                                             APRIL 30,       OCTOBER 31,      OCTOBER 31,
                                               2005*            2004            2003**
Net asset value at beginning of period       $  32.08         $  28.04         $  21.95
                                             --------         --------         --------
Net investment income (loss)                     0.07(a)         (0.01)(a)        (0.04)
Net realized and unrealized gain (loss) on
  investments                                    1.51             4.05             6.13
                                             --------         --------         --------
Total from investment operations                 1.58             4.04             6.09
                                             --------         --------         --------
Less dividends and distributions:
  From net investment income                       --               --               --
  From net realized gain on investments         (1.31)              --               --
                                             --------         --------         --------
Total dividends and distributions               (1.31)              --               --
                                             --------         --------         --------
Net asset value at end of period             $  32.35         $  32.08         $  28.04
                                             ========         ========         ========
Total investment return (b)                      4.82%(c)        14.41%           27.74%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.41%+          (0.05%)          (0.17%)+
    Net expenses                                 1.34%+           1.35%            1.35% +
    Expenses (before waiver/reimbursement)       1.34%+           1.38%            1.45% +
Portfolio turnover rate                            32%              64%              61%
Net assets at end of period (in 000's)       $314,061         $268,513         $176,932


                                                          CLASS A                     JUNE 9***
                                            -----------------------------------        THROUGH
                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                              2002          2001         2000            1999
Net asset value at beginning of period      $  27.66      $  27.25      $ 26.22         $25.38
                                            --------      --------      -------         ------
Net investment income (loss)                    0.15          0.03         0.02           0.05
Net realized and unrealized gain (loss) on
  investments                                  (5.69)         0.55         4.17           1.81
                                            --------      --------      -------         ------
Total from investment operations               (5.54)         0.58         4.19           1.86
                                            --------      --------      -------         ------
Less dividends and distributions:
  From net investment income                   (0.11)        (0.03)          --          (0.08)
  From net realized gain on investments        (0.06)        (0.14)       (3.16)         (0.94)
                                            --------      --------      -------         ------
Total dividends and distributions              (0.17)        (0.17)       (3.16)         (1.02)
                                            --------      --------      -------         ------
Net asset value at end of period            $  21.95      $  27.66      $ 27.25         $26.22
                                            ========      ========      =======         ======
Total investment return (b)                   (20.04%)        2.11%       16.67%          7.53%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.63%         0.37%        0.12%          0.46%+
    Net expenses                                1.33%         1.25%        1.25%          1.25%+
    Expenses (before waiver/reimbursement)      1.44%         1.43%        1.44%          1.41%+
Portfolio turnover rate                           77%           19%          40%            32%
Net assets at end of period (in 000's)      $123,461      $103,402      $22,048         $8,651

                                                                              JANUARY 1,
                                            SIX MONTHS                           2003                      CLASS C
                                               ENDED         YEAR ENDED         THROUGH        --------------------------------
                                             APRIL 30,       OCTOBER 31,      OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                               2005*            2004            2003**          2002         2001         2000
Net asset value at beginning of period       $  30.96         $  27.26          $ 21.47        $ 27.13      $ 26.92      $26.15
                                             --------         --------          -------        -------      -------      ------
Net investment income (loss)                    (0.05)(a)        (0.24)(a)        (0.16)         (0.03)       (0.06)      (0.11)
Net realized and unrealized gain (loss) on
  investments                                    1.45             3.94             5.95          (5.57)        0.41        4.04
                                             --------         --------          -------        -------      -------      ------
Total from investment operations                 1.40             3.70             5.79          (5.60)        0.35        3.93
                                             --------         --------          -------        -------      -------      ------
Less dividends and distributions:
  From net investment income                       --               --               --             --           --          --
  From net realized gain on investments         (1.31)              --               --          (0.06)       (0.14)      (3.16)
                                             --------         --------          -------        -------      -------      ------
Total dividends and distributions               (1.31)              --               --          (0.06)       (0.14)      (3.16)
                                             --------         --------          -------        -------      -------      ------
Net asset value at end of period             $  31.05         $  30.96          $ 27.26        $ 21.47      $ 27.13      $26.92
                                             ========         ========          =======        =======      =======      ======
Total investment return (b)                      4.40%(c)        13.57%           26.97%(c)     (20.63%)       1.29%      15.72%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.34%)+         (0.80%)          (0.92%)+       (0.12%)      (0.38%)     (0.63%)
    Net expenses                                 2.09% +          2.10%            2.10% +        2.08%        2.00%       2.00%
    Expenses (before waiver/reimbursement)       2.09% +          2.13%            2.20% +        2.19%        2.18%       2.19%
Portfolio turnover rate                            32%              64%              61%            77%          19%         40%
Net assets at end of period (in 000's)       $152,525         $138,044          $95,004        $69,077      $51,234      $6,546


                                             JUNE 9***
                                              THROUGH
                                            DECEMBER 31,
                                                1999
Net asset value at beginning of period         $25.38
                                               ------
Net investment income (loss)                     0.02
Net realized and unrealized gain (loss) on
  investments                                    1.76
                                               ------
Total from investment operations                 1.78
                                               ------
Less dividends and distributions:
  From net investment income                    (0.07)
  From net realized gain on investments         (0.94)
                                               ------
Total dividends and distributions               (1.01)
                                               ------
Net asset value at end of period               $26.15
                                               ======
Total investment return (b)                      7.23%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.29%)+
    Net expenses                                 2.00% +
    Expenses (before waiver/reimbursement)       2.16% +
Portfolio turnover rate                            32%
Net assets at end of period (in 000's)         $2,478

*     Unaudited.
**    The Fund changed its fiscal year end from December 31 to October 31.
***   Class A, B and C shares were first offered on June 9, 1999.
****  Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund (formerly MainStay MAP Equity
      Fund).
+     Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)   Total return is not annualized.
(d)   Less than one cent per share.

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      JANUARY 1,
    SIX MONTHS                           2003                        CLASS B                     JUNE 9***
       ENDED         YEAR ENDED         THROUGH        -----------------------------------        THROUGH
     APRIL 30,       OCTOBER 31,      OCTOBER 31,            YEAR ENDED DECEMBER 31,            DECEMBER 31,
       2005*            2004            2003**           2002          2001         2000            1999
     $  30.96         $  27.26         $  21.47        $  27.13      $  26.92      $ 26.15        $ 25.38
     --------         --------         --------        --------      --------      -------        -------
        (0.05)(a)        (0.24)(a)        (0.16)          (0.03)        (0.06)       (0.11)          0.02
         1.45             3.94             5.95           (5.57)         0.41         4.04           1.76
     --------         --------         --------        --------      --------      -------        -------
         1.40             3.70             5.79           (5.60)         0.35         3.93           1.78
     --------         --------         --------        --------      --------      -------        -------
           --               --               --              --            --           --          (0.07)
        (1.31)              --               --           (0.06)        (0.14)       (3.16)         (0.94)
     --------         --------         --------        --------      --------      -------        -------
        (1.31)              --               --           (0.06)        (0.14)       (3.16)         (1.01)
     --------         --------         --------        --------      --------      -------        -------
     $  31.05         $  30.96         $  27.26        $  21.47      $  27.13      $ 26.92        $ 26.15
     ========         ========         ========        ========      ========      =======        =======
         4.40%(c)        13.57%           26.97%(c)      (20.63%)        1.29%       15.72%          7.23%(c)
        (0.34%)+         (0.80%)          (0.92%)+        (0.12%)       (0.38%)      (0.63%)        (0.29%)+
         2.09% +          2.10%            2.10%+          2.08%         2.00%        2.00%          2.00% +
         2.09% +          2.13%            2.20%+          2.19%         2.18%        2.19%          2.16% +
           32%              64%              61%             77%           19%          40%            32%
     $357,402         $313,765         $220,932        $153,581      $134,883      $40,078        $11,511

                                     JANUARY 1,
    SIX MONTHS                          2003                            CLASS I****
      ENDED         YEAR ENDED         THROUGH        -----------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                  YEAR ENDED DECEMBER 31,
      2005*            2004            2003**           2002         2001         2000         1999
     $  32.37        $  28.19         $  22.03        $  27.75      $ 27.31      $ 26.25      $ 24.58
     --------        --------         --------        --------      -------      -------      -------
         0.13(a)         0.09(a)          0.00(a)(d)      0.19         0.07         0.12         0.11
         1.53            4.09             6.16           (5.69)        0.58         4.13         2.81
     --------        --------         --------        --------      -------      -------      -------
         1.66            4.18             6.16           (5.50)        0.65         4.25         2.92
     --------        --------         --------        --------      -------      -------      -------
           --              --               --           (0.16)       (0.07)       (0.03)       (0.11)
        (1.31)             --               --           (0.06)       (0.14)       (3.16)       (1.14)
     --------        --------         --------        --------      -------      -------      -------
        (1.31)             --               --           (0.22)       (0.21)       (3.19)       (1.25)
     --------        --------         --------        --------      -------      -------      -------
     $  32.72        $  32.37         $  28.19        $  22.03      $ 27.75      $ 27.31      $ 26.25
     ========        ========         ========        ========      =======      =======      =======
         5.03%(c)       14.83%           27.96%(c)      (19.81%)       2.36%       16.88%       12.18%
         0.78%+          0.31%            0.08%+          0.88%        0.62%        0.37%        0.39%
         0.97%+          0.99%            1.10%+          1.08%        1.00%        1.00%        0.88%
         0.97%+          1.02%            1.20%+          1.19%        1.18%        1.19%        0.96%
           32%             64%              61%             77%          19%          40%          32%
     $291,998        $274,975         $183,283        $115,186      $96,726      $69,434      $63,460

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS R1                         CLASS R2
                                            ----------------------------      ---------------------------
                                            SIX MONTHS       JANUARY 2**      SIX MONTHS      JANUARY 2**
                                               ENDED           THROUGH          ENDED           THROUGH
                                             APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                               2005*            2004            2005*            2004
Net asset value at beginning of period        $ 32.13          $30.38           $32.07          $30.38
                                              -------          ------           ------          ------
Net investment income (loss) (a)                 0.07            0.05             0.01           (0.01)
Net realized and unrealized gain on
  investments                                    1.56            1.70             1.56            1.70
                                              -------          ------           ------          ------
Total from investment operations                 1.63            1.75             1.57            1.69
                                              -------          ------           ------          ------
Less distributions:
  From net investment income                       --              --               --              --
  From net realized gain on investments         (1.31)             --            (1.31)             --
                                              -------          ------           ------          ------
Total distributions                             (1.31)             --            (1.31)             --
                                              -------          ------           ------          ------
Net asset value at end of period              $ 32.45          $32.13           $32.33          $32.07
                                              =======          ======           ======          ======
Total investment return (b)                      4.98%(c)        5.76%(c)         4.79%(c)        5.56%(c)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)                 0.68%+          0.21%+           0.43%+         (0.04%)+
    Net expenses                                 1.07%+          1.09%+           1.32%+          1.34% +
    Expenses (before reimbursement)              1.07%+          1.12%+           1.32%+          1.37% +
Portfolio turnover rate                            32%             64%              32%             64%
Net assets at end of period (in 000's)        $11,806          $   34           $1,494          $    4

*    Unaudited.
**   Class R1 and Class R2 shares were first offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.

 22   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund"), a diversified fund.

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Distribution of Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares, Class R1 shares and Class R2 shares are not subject to sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, it affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

                                                    www.mainstayfunds.com     23
distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first call date. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Jennison Associates LLC (the "Subadvisors") will manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $1.0 billion and 0.70% on assets over $1.0 billion. The Manager has also agreed to voluntarily reimburse the expenses of the Fund

 24   MainStay MAP Fund
so that total annual fund operating expenses do not exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent amount for Class I, Class R1 and Class R2 shares. For the six months ended April 30, 2005, the Manager earned from the Fund $4,110,560. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended April 30, 2005.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $148,934 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $2,167, $218,049 and $10,713, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005 amounted to $1,297,958.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the MAP Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $20,576 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $68,403 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:

As of April 30, 2005, The Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

                                                    www.mainstayfunds.com     25

NOTE 5 -- FEDERAL INCOME TAX:

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and real estate investment trust distributions.

The Fund utilized $42,290,239 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than short-term securities, were $421,379 and $324,424, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                               APRIL 30, 2005**
                                          CLASS A   CLASS B   CLASS C
Shares sold                                2,077     1,711      785
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              294       387      147
---------------------------------------------------------------------
                                           2,371     2,098      932
---------------------------------------------------------------------
Shares redeemed                           (1,033)     (725)    (481)
---------------------------------------------------------------------
Net increase                               1,338     1,373      451
---------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                APRIL 30, 2005**
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                1,113      393         90
-----------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              331       --(a)      --(a)
-----------------------------------------------------------------------
                                           1,444      393         90
-----------------------------------------------------------------------
Shares redeemed                           (1,013)     (30)       (44)
-----------------------------------------------------------------------
Net increase                                 431      363         46
-----------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C

Shares sold                                3,788     3,094     1,493
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               --        --        --
---------------------------------------------------------------------
                                           3,788     3,094     1,493
---------------------------------------------------------------------
Shares redeemed                           (1,729)   (1,064)     (519)
---------------------------------------------------------------------
Net increase                               2,059     2,030       974
---------------------------------------------------------------------

                                                    YEAR ENDED
                                                 OCTOBER 31, 2004
                                          CLASS I   CLASS R1*   CLASS R2*

Shares sold                                4,078         2          --(a)
-------------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               --        --          --
-------------------------------------------------------------------------
                                           4,078         2          --(a)
-------------------------------------------------------------------------
Shares redeemed                           (2,086)       (1)         --
-------------------------------------------------------------------------
Net increase                               1,992         1          --(a)
-------------------------------------------------------------------------

*    First offered on January 2, 2004.
**   Unaudited.
(a)  Less than one thousand.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 26   MainStay MAP Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay MAP Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 30   MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     31

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 NYLIFE Distributors LLC. All rights reserved.SEC File Number: 811-04550

NYLIM-A07237         (RECYCLE LOGO)                     MS225-05    MSMP10-06/05

(MAINSTAY LOGO)

                    MAINSTAY
                    BLUE CHIP GROWTH FUND

                    The MainStay Funds

                    Semiannual Report
                    Unaudited

                    April 30, 2005

                       This page intentionally left blank

 2   MainStay Blue Chip Growth Fund

MESSAGE FROM
THE PRESIDENT

During the six months ended April 30, 2005, the U.S. stock market advanced, though its progress was uneven. The market generally climbed from November through the end of 2004, hesitated in January 2005, climbed again until early March, and then slipped back for much of the remainder of the reporting period.

The Federal Open Market Committee raised the targeted federal funds rate at all four of its meetings during the reporting period, with a 25 basis point increase on each occasion. That brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 2.75% at the end of April. Although short-term interest rates rose, yields on longer-term bonds declined.

In late March, the Federal Open Market Committee reported that pressures on inflation had picked up in recent months and that pricing power had become more evident. In early April, crude-oil prices briefly topped $58 per barrel. Later that month, data on real gross domestic product suggested that the pace of economic growth had slowed somewhat in the first quarter of 2005.

At MainStay, we recognize your concern about market volatility and we're pleased to offer Funds appropriate for a wide variety of investment needs. At the end of March 2005, MainStay introduced four new Asset Allocation Funds to broaden the array of choices we provide investors. Each Asset Allocation Fund invests in several other MainStay Funds and is subject to specific allocation targets and constraints outlined in the prospectus.

Each MainStay Fund seeks to achieve its investment objective through consistent application of an established investment approach that is consistently applied over time. Although economic, industry, and geopolitical variables are constantly in flux, we use careful research and consistent investment disciplines as we seek to provide competitive performance for our shareholders over full market cycles.

The report that follows provides more detailed information about the specific market forces and portfolio management decisions that affected your MainStay Fund investment during the six months ended April 30, 2005.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       8
----------------------------------------------------

Portfolio of Investments                          11
----------------------------------------------------

Financial Statements                              14
----------------------------------------------------

Notes to Financial Statements                     20
----------------------------------------------------
Special Meeting of Shareholders                   24
----------------------------------------------------

Trustees and Officers                             25
----------------------------------------------------

Proxy Voting Policies and Procedures              28
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        28
----------------------------------------------------

MainStay Funds                                    29

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS    INCEPTION
------------------------------------------------------------
With sales charges       -3.25%   -3.35%  -12.01%    -1.20%
Excluding sales charges   2.38     2.27   -11.01     -0.38

(PERFORMANCE GRAPH)

                                                                 MAINSTAY BLUE CHIP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
6/1/98                                                                      9450                              10000
                                                                           12077                              12395
                                                                           16490                              13651
                                                                           12278                              11880
                                                                            9435                              10380
                                                                            7322                               8999
                                                                            8997                              11057
4/30/05                                                                     9201                              11758

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                          SIX      ONE     FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR    YEARS    INCEPTION
------------------------------------------------------------
With sales charges       -3.07%   -3.41%  -12.05%    -1.12%
Excluding sales charges   1.93     1.59   -11.70     -1.12

(PERFORMANCE GRAPH)

                                                                 MAINSTAY BLUE CHIP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
6/1/98                                                                     10000                              10000
                                                                           12710                              12395
                                                                           17230                              13651
                                                                           12721                              11880
                                                                            9701                              10380
                                                                            7474                               8999
                                                                            9103                              11057
4/30/05                                                                     9247                              11758

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          SIX     ONE     FIVE      SINCE
TOTAL RETURNS            MONTHS   YEAR   YEARS    INCEPTION
-----------------------------------------------------------
With sales charges        0.93%   0.59%  -11.70%    -1.12%
Excluding sales charges   1.93    1.59   -11.70     -1.12

(PERFORMANCE GRAPH)

                                                                 MAINSTAY BLUE CHIP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
6/1/98                                                                     10000                              10000
                                                                           12710                              12395
                                                                           17230                              13651
                                                                           12721                              11880
                                                                            9701                              10380
                                                                            7474                               8999
                                                                            9103                              11057
4/30/05                                                                     9247                              11758

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Blue Chip Growth Fund

                                         SIX     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                   MONTHS   YEAR   YEARS   INCEPTION
S&P 500(R) Index(1)                      3.28%   6.34%  -2.94%     2.37%
Average Lipper large-cap growth
  fund(2)                                0.93    1.10   -9.49     -0.20

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BLUE CHIP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the reporting period and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2004, to April 30, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                        VALUE (BASED ON
                                      BEGINNING         ON ACTUAL          EXPENSES          HYPOTHETICAL         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            11/1/04           4/30/05           PERIOD(1)           4/30/05            PERIOD(1)

CLASS A                               $1,000.00         $1,024.00           $ 7.83            $1,017.20            $ 7.80
---------------------------------------------------------------------------------------------------------------------------

CLASS B                               $1,000.00         $1,019.55           $11.57            $1,013.45            $11.53
---------------------------------------------------------------------------------------------------------------------------

CLASS C                               $1,000.00         $1,019.55           $11.57            $1,013.45            $11.53
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.56% for Class A and 2.31% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 181 (to reflect the one-half year period).

 6   MainStay Blue Chip Growth Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                        LIABILITIES IN EXCESS OF
COMMON STOCKS                                    SHORT-TERM INVESTMENTS             WARRANTS              CASH AND OTHER ASSETS
-------------                                    ----------------------             --------            ------------------------
98.5                                                      1.60                        0.00*                       -0.10

* Less than one tenth of a percent.
See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Citigroup, Inc.
 3.  United Technologies Corp.
 4.  Procter & Gamble Co. (The)
 5.  PepsiCo, Inc.
 6.  Amgen, Inc.
 7.  Medtronic, Inc.
 8.  Walgreen Co.
 9.  3M Co.
10.  Time Warner, Inc.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Howard F. Ward of Gabelli Asset Management Company

CAN YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY?

The Fund normally invests at least 80% of its total assets in common stocks and other securities issued by U.S. blue chip companies. We define blue chip firms as those possessing leading market characteristics and certain financial characteristics. These companies generally have market capitalizations of at least $2 billion and revenues greater than $500 million. In implementing this strategy, we look for companies that we believe have superior earnings-per-share growth prospects and above-average or expanding market shares, profit margins, and returns on equity.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE SIX MONTHS ENDED APRIL 30, 2005?

Stock prices moved higher during the fourth quarter of 2004, as declining oil prices, election results that investors seemed to favor, and a flurry of merger announcements combined to bolster investor confidence. The economy held firm during the fourth quarter, with gross-domestic-product growth coming in at 3.8%. During the first quarter of 2005, oil prices resumed their upward climb, which made it difficult for the stock market to gain traction, despite relatively strong economic fundamentals. Concerns also intensified about inflation, the challenges facing U.S. automakers, and investigations at several leading financial institutions.

Interest rates became more of a factor in March 2005, when the Federal Reserve made its seventh move in less than a year to raise short-term rates. The 25 basis point move brought the targeted fed funds rate to 2.75%, compared to 1.00% in June of 2004. At the same time, Chairman Greenspan expressed his surprise at how longer-term rates had remained low in the face of numerous Federal Reserve tightening moves. He also expressed concern over potential inflationary pressures, leading some to think the Federal Reserve might accelerate the pace of tightening moves.

WHICH STOCKS WERE AMONG THE FUND'S STRONG PERFORMERS FOR THE REPORTING PERIOD?

Of issues held for the entire six-month period, the five best performers were Genentech (+56%),(1) Affymetrix (+51%), Express Scripts (+40%), Alcon (+36%), and Caremark Rx (+33%). Shares of biotechnology company Genentech surged nearly 60% between March 14 and April 30, 2005. The stock was buoyed by two studies. One showed prolonged survival in lung-cancer patients taking the company's colon-cancer drug, Avistin. The other study showed that Avistin slowed the progression of breast cancer.

Shares of Affymetrix, a DNA-chip-technology company, rose on better-than-expected results in each of the three quarters announced during the reporting period. The company is experiencing strong demand for its disposable DNA probes from pharmaceutical, biotech, and consumer-products companies eager to participate in the genomic revolution.

Shares of pharmacy and benefits managers Caremark Rx and Express Scripts advanced in early November 2004. Investors believed that Bush would be less committed than Kerry to expanding production of generic compounds and to allowing cheaper drug imports. Shares of both companies have continued to rise, and both companies have surpassed their September and December 2004 quarterly earnings expectations.

Shares of eye-care products maker Alcon rose steadily during the reporting period because of strong sales and earnings growth. The company benefited from solid international sales, a weakening U.S. dollar, and sales of new products that offered competitive advantages.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The five worst-performing stocks were eBay (-36%), Newmont Mining (-20%), Harley-Davidson (-18%), Biomet (-17%), and QUALCOMM (-16%). EBay, the world's largest Internet marketplace, dropped in December 2004, when the company provided disappointing guidance while announcing its quarterly results. We still believe in the company's longer-term growth prospects, but felt it made sense to take some profits and reduce the Fund's position. We based our sale on the premise that eBay's explosive earnings growth may be slowing to a more-sustainable long-term rate.

Newmont Mining, which explores and develops gold properties, declined when higher energy costs raised mining expenses and led to disappointing quarterly results. Recent strength in the U.S. dollar caused a decline in the price of gold, which prompted us to begin reducing the Fund's position.

Shares of Harley-Davidson, the largest U.S. motorcycle manufacturer and retailer, dropped after the company lowered its 2005 profit forecast. Motorcycle


1. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended April 30, 2005, or for the portion of the reporting period such securities were held in the Fund, if shorter.

 8   MainStay Blue Chip Growth Fund
sales were hurt in the first quarter of 2005 by rain, snow, and cold weather.

Shares of Biomet, the world's fourth-largest maker of artificial hips and knees, dropped after the company missed revenue expectations for its November 2004 fiscal quarter. The shares fell further in March 2005 on news that the company and several of its competitors had received subpoenas from the Department of Justice, which was investigating contracts with surgeons.

Shares of wireless innovator and semiconductor company QUALCOMM dropped during the reporting period on disappointing earnings guidance that came from rising research-and-developments costs and a slowdown in semiconductor sales.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

In November 2004, we established a position in Altera, a leading maker of programmable logic devices. In the same month, we added Transocean, the largest owner of deepwater drilling rigs in the world, and Devon Energy, an oil and gas exploration and production company focused on North America. New holdings in 2005 included industrials stocks Rockwell Automation, ITT Industries, and Ingersoll-Rand. In the materials sector we added Freeport-McMoran, Commercial Metals, Allegheny Technologies, and AK Steel. Our goal was to increase the Fund's exposure to the rebound in global capital spending, the upturn in the commercial aircraft cycle, and rising demand for capital goods and materials from emerging economies. For stock-specific reasons, Procter & Gamble, Caremark Rx, Genentech, Pepsi-Co, and 3M were added to the Fund's portfolio during the reporting period.

WHAT POSITIONS DID THE FUND SELL OR REDUCE DURING THE REPORTING PERIOD?

During the fourth quarter of 2004, we sold the Fund's positions in Novellus, Cintas, UBS, and Rare Hospitality--all at a profit. We eliminated the Fund's holdings in Coca-Cola and Fifth Third Bank at modest losses after earnings expectations were lowered for 2004 and 2005. In late December 2004, we eliminated Nextel from the Fund's portfolio after news of a merger with Sprint was announced, leaving the stock fully priced and vulnerable to any subsequent bid for Sprint.

During the first quarter of 2005, we eliminated 10 Fund holdings outright, for reasons ranging from valuation (Schwab), to scandal (AIG), to merger issues (Symantec, VERITAS, Guidant, Sprint), to less-certain growth prospects (Viacom, DIRECTV, and Taiwan Semiconductor). Holdings that were materially reduced included Starbucks, Electronic Arts, L-3 Communications Holdings, and QUALCOMM. These stocks have been exceptional performers for the Fund in recent years and we captured some profits for reinvestment elsewhere. We also pared the Fund's position in Time Warner, although it remains a significant holding for the Fund.

HOW DID THE FUND'S SECTOR WEIGHTINGS AFFECT PERFORMANCE?

The Fund was helped by its overweighted position in the health care sector and, in particular, the health care equipment & services industry. The health care sector advanced during the reporting period, because of strong absolute and relative earnings growth, especially in the face of slowing economic growth. We continue to favor the industry's superior relative growth prospects, which have been buoyed by the ever-growing health care needs of an aging population by advances in medical technology. The Fund was also helped by its underweighted position in the financials sector. Financial stocks in general suffered during the reporting period in light of rising interest rates, a deteriorating earnings outlook, and investigations at several leading financial institutions.

On the other hand, the Fund's overweighted position in the consumer discretionary sector, specifically the retailing industry, detracted from results. As the price of oil rose to new highs during the first quarter of 2005, retail stocks weakened on the assumption that more expensive gasoline and higher energy bills would hurt consumers' purchasing power. To a lesser degree, a modest overweighting in the information technology sector hurt the Fund's results. Economically sensitive information technology stocks saw weakness during the first quarter of 2005 as it became clearer that higher energy prices and rising interest rates might slow economic growth.

WHAT DO YOU ANTICIPATE IN THE COMING MONTHS?

The economy continues to expand at a healthy 3% to 4% rate of growth. This growth, combined with rising commodity prices, has kept the Federal Reserve active in raising the targeted federal funds rate. At the end of April, we had to assume that the Federal Reserve might keep pushing rates higher until they hit at least 3.5%. If this scenario played out, it would be hard to believe that economic growth wouldn't slow. At this time, we expect real gross domestic product to fall to roughly 3% in the second half of 2005, compared to 4.4% in 2004.

Overall, we would characterize the stock market's outlook as murky. Growth rates have declined and

                                                     www.mainstayfunds.com     9
the corporate earnings outlook has deteriorated because of rising energy costs and higher interest rates. Slowing money-supply growth and lower tax refunds this year will also act as a drag, and the trade deficit remains high. The global economy seems destined to slow, further jeopardizing earnings. Stock valuations are not inexpensive enough to make us an aggressive buyer of stocks. Over the next few months, we will develop a greater sense of what 2006 holds in the way of corporate earnings. That outlook will be an important clue to stock returns over the balance of the Fund's fiscal year.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Blue Chip Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2005 UNAUDITED


                                                        SHARES          VALUE
COMMON STOCKS (98.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.6%)
General Dynamics Corp.                                  20,700   $  2,174,535
L-3 Communications Holdings, Inc.                       40,000      2,838,800
V  United Technologies Corp.                            55,000      5,594,600
                                                                 ------------
                                                                   10,607,935
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.8%)
C.H. Robinson Worldwide, Inc.                           30,000      1,548,000
Expeditors International of Washington, Inc.            25,000      1,227,750
United Parcel Service, Inc. Class B                     20,000      1,426,200
                                                                 ------------
                                                                    4,201,950
                                                                 ------------
AUTOMOBILES (0.8%)
Harley-Davidson, Inc.                                   40,000      1,880,800
                                                                 ------------

BEVERAGES (2.3%)
V  PepsiCo, Inc.                                        95,000      5,285,800
                                                                 ------------
BIOTECHNOLOGY (5.6%)
Affymetrix, Inc. (a)                                    30,000      1,383,300
V  Amgen, Inc. (a)                                      90,800      5,285,468
Cephalon, Inc. (a)                                       5,000        219,500
Genentech, Inc. (a)                                     45,000      3,192,300
Genzyme Corp. (a)                                       30,000      1,758,300
Invitrogen Corp. (a)                                    15,000      1,099,050
                                                                 ------------
                                                                   12,937,918
                                                                 ------------
CAPITAL MARKETS (5.2%)
Goldman Sachs Group, Inc. (The)                         23,800      2,541,602
Merrill Lynch & Co., Inc.                               61,700      3,327,481
Northern Trust Corp.                                    54,900      2,472,147
State Street Corp.                                      78,400      3,624,432
                                                                 ------------
                                                                   11,965,662
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.5%)
Cisco Systems, Inc. (a)                                124,400      2,149,632
QUALCOMM, Inc.                                          37,800      1,318,842
                                                                 ------------
                                                                    3,468,474
                                                                 ------------
COMPUTERS & PERIPHERALS (2.1%)
Dell, Inc. (a)                                         114,800      3,998,484
EMC Corp. (a)                                           66,800        876,416
                                                                 ------------
                                                                    4,874,900
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.9%)
Fluor Corp.                                             40,000      2,062,400
                                                                 ------------

CONSUMER FINANCE (1.0%)
American Express Co.                                    45,000      2,371,500
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (2.5%)
V  Citigroup, Inc.                                     120,000   $  5,635,200
                                                                 ------------

ELECTRICAL EQUIPMENT (0.6%)
Rockwell Automation, Inc.                               30,000      1,386,900
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (2.2%)
Baker Hughes, Inc.                                      25,000      1,103,000
Schlumberger Ltd.                                       35,000      2,394,350
Transocean, Inc. (a)                                    35,000      1,622,950
                                                                 ------------
                                                                    5,120,300
                                                                 ------------
FOOD & STAPLES RETAILING (7.8%)
Costco Wholesale Corp.                                  35,000      1,420,300
Sysco Corp.                                             90,000      3,114,000
V  Walgreen Co.                                        120,000      5,167,200
Wal-Mart Stores, Inc.                                   90,000      4,242,600
Whole Foods Market, Inc.                                40,000      3,988,800
                                                                 ------------
                                                                   17,932,900
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (9.0%)
Alcon, Inc.                                             25,000      2,425,000
Biomet, Inc.                                            30,000      1,160,700
Edwards Lifesciences Corp. (a)                          50,000      2,202,000
Fisher Scientific International, Inc. (a)               20,000      1,187,600
IDEXX Laboratories, Inc. (a)                            10,000        567,400
V  Medtronic, Inc.                                     100,000      5,270,000
St. Jude Medical, Inc. (a)                              60,000      2,341,800
Stryker Corp.                                           40,000      1,942,000
Zimmer Holdings, Inc. (a)                               45,000      3,663,900
                                                                 ------------
                                                                   20,760,400
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
Caremark Rx, Inc. (a)                                   60,000      2,403,000
Express Scripts, Inc. (a)                               10,000        896,400
UnitedHealth Group, Inc. (a)                            30,000      2,835,300
                                                                 ------------
                                                                    6,134,700
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Cheesecake Factory, Inc. (The)                          45,000      1,381,050
Starbucks Corp. (a)                                     25,000      1,238,000
                                                                 ------------
                                                                    2,619,050
                                                                 ------------
HOUSEHOLD DURABLES (0.5%)
Harman International
  Industries, Inc.                                      15,000      1,178,700
                                                                 ------------

HOUSEHOLD PRODUCTS (2.4%)
V  Procter & Gamble Co. (The)                          100,000      5,415,000
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (2.5%)
V  3M Co.                                               65,000   $  4,970,550
General Electric Co.                                    20,000        724,000
                                                                 ------------
                                                                    5,694,550
                                                                 ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc. (a)                                          10,000        317,300
                                                                 ------------

INTERNET SOFTWARE & SERVICES (1.0%)
Google, Inc. (a)                                         5,000      1,100,000
Yahoo!, Inc. (a)                                        35,000      1,207,850
                                                                 ------------
                                                                    2,307,850
                                                                 ------------
IT SERVICES (0.9%)
CheckFree Corp. (a)                                     55,000      2,017,400
                                                                 ------------
MACHINERY (4.6%)
Caterpillar, Inc.                                       30,000      2,641,500
Deere & Co.                                             25,000      1,563,500
Ingersoll-Rand Co. Ltd. Class A                         35,000      2,690,450
ITT Industries, Inc.                                    40,000      3,618,400
                                                                 ------------
                                                                   10,513,850
                                                                 ------------
MEDIA (3.8%)
McGraw-Hill Cos., Inc. (The)                            29,400      2,560,152
News Corp. Ltd. (The) Class B                          100,000      1,592,000
V  Time Warner, Inc. (a)                               270,900      4,553,829
                                                                 ------------
                                                                    8,705,981
                                                                 ------------
METALS & MINING (3.0%)
AK Steel Holding Corp. (a)                              65,000        471,250
Alcoa, Inc.                                             25,000        725,500
Allegheny Technologies, Inc.                            30,000        672,000
Commercial Metals Co.                                   40,000      1,020,400
Freeport-McMoRan Copper & Gold, Inc. Class B            40,000      1,386,400
Newmont Mining Corp.                                    70,000      2,657,900
                                                                 ------------
                                                                    6,933,450
                                                                 ------------
MULTILINE RETAIL (1.0%)
Target Corp.                                            50,000      2,320,500
                                                                 ------------

OIL & GAS (6.4%)
Anadarko Petroleum Corp.                                30,000      2,191,200
Apache Corp.                                            41,000      2,307,890
BP PLC ADR (b)                                          10,000        609,000
Burlington Resources, Inc.                              45,000      2,187,450
Devon Energy Corp.                                      30,000      1,355,100
Murphy Oil Corp.                                        27,000      2,405,430
Occidental Petroleum Corp.                              35,000      2,415,000
Suncor Energy, Inc.                                     30,000      1,105,800
                                                                 ------------
                                                                   14,576,870
                                                                 ------------


                                                        SHARES          VALUE
PHARMACEUTICALS (4.4%)
Johnson & Johnson                                       63,200   $  4,337,416
Lilly (Eli) & Co.                                       39,100      2,286,177
Pfizer, Inc.                                           131,950      3,585,081
                                                                 ------------
                                                                   10,208,674
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.5%)
Altera Corp. (a)                                        60,000      1,243,800
Analog Devices, Inc.                                    34,500      1,176,795
Applied Materials, Inc. (a)                             75,000      1,115,250
Broadcom Corp. Class A (a)                               5,000        149,550
Intel Corp.                                            139,300      3,276,336
KLA-Tencor Corp. (a)                                    30,000      1,170,600
Linear Technology Corp.                                 95,000      3,395,300
Microchip Technology, Inc.                              50,000      1,424,000
Texas Instruments, Inc.                                 36,400        908,544
Xilinx, Inc. (a)                                        40,000      1,077,600
                                                                 ------------
                                                                   14,937,775
                                                                 ------------
SOFTWARE (3.9%)
Adobe Systems, Inc.                                     20,000      1,189,400
Citrix Systems, Inc. (a)                                 5,000        112,500
Electronic Arts, Inc. (a)                               35,000      1,868,650
V  Microsoft Corp.                                     230,200      5,824,060
                                                                 ------------
                                                                    8,994,610
                                                                 ------------
SPECIALTY RETAIL (3.9%)
Bed Bath & Beyond, Inc. (a)                             70,000      2,604,700
Best Buy Co., Inc.                                      25,000      1,258,500
Home Depot, Inc. (The)                                  63,450      2,244,227
Tiffany & Co.                                           90,300      2,722,545
                                                                 ------------
                                                                    8,829,972
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach, Inc. (a)                                        100,000      2,680,000
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Vodafone Group PLC ADR (b)                              59,700      1,560,558
                                                                 ------------
Total Common Stocks
  (Cost $212,012,265)                                             226,439,829
                                                                 ------------

WARRANTS (0.0%) (C)
-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.0%) (C)
Lucent Technologies, Inc.
  Strike Price $2.75
  Expire 12/10/07                                       16,335          7,841
                                                                 ------------
Total Warrants
  (Cost $0)                                                             7,841
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENT (1.6%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
State Street Bank and Trust Co.
  2.76%, dated 4/29/05, due 5/2/05
  Proceeds at maturity $3,544,815
  (Collateralized by $3,650,000 U.S. Treasury
  Note, 3.50%, due 2/15/10, market value including
  accrued interest $3,618,063)                      $3,544,000   $  3,544,000
                                                                 ------------
Total Short-Term Investment
  (Cost $3,544,000)                                                 3,544,000
                                                                 ------------
Total Investments
  (Cost $215,556,265) (d)                                100.1%   229,991,670(e)
Liabilities in Excess of
  Cash and Other Assets                                   (0.1)      (179,342)
                                                    ----------   ------------
Net Assets                                               100.0%  $229,812,328
                                                    ==========   ============

(a)  Non-income producing security.
(b)  ADR -- American Depositary Receipt.
(c)  Less than one tenth of a percent.
(d) The cost for federal income tax purposes is $216,849,268.
(e)  At April 30, 2005 net unrealized appreciation was
     $13,142,401 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $27,738,356 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,595,955.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 UNAUDITED

ASSETS:
Investment in securities, at value
  (identified cost $215,556,265)               $ 229,991,670
Cash                                                 155,151
Receivables:
  Investment securities sold                       1,366,634
  Dividends and interest                             154,513
  Fund shares sold                                    79,759
Other assets                                          36,348
                                               -------------
    Total assets                                 231,784,075
                                               -------------

LIABILITIES:
Payables:
  Investments securities purchased                   724,607
  Transfer agent                                     527,026
  Fund shares redeemed                               371,223
  NYLIFE Distributors                                159,971
  Manager                                             83,714
  Custodian                                            5,261
  Trustees                                             2,204
Accrued expenses                                      97,741
                                               -------------
    Total liabilities                              1,971,747
                                               -------------
Net assets                                     $ 229,812,328
                                               =============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                      $      62,748
  Class B                                            182,417
  Class C                                              7,603
Additional paid-in capital                       398,360,219
Accumulated net investment loss                     (696,355)
Accumulated net realized loss on investments    (182,539,709)
Net unrealized appreciation on investments        14,435,405
                                               -------------
Net assets                                     $ 229,812,328
                                               =============
CLASS A
Net assets applicable to outstanding shares    $  59,303,282
                                               =============
Shares of beneficial interest outstanding          6,274,764
                                               =============
Net asset value per share outstanding          $        9.45
Maximum sales charge (5.50% of offering
  price)                                                0.55
                                               -------------
Maximum offering price per share outstanding   $       10.00
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 163,687,089
                                               =============
Shares of beneficial interest outstanding         18,241,722
                                               =============
Net asset value and offering price per share
  outstanding                                  $        8.97
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   6,821,957
                                               =============
Shares of beneficial interest outstanding            760,285
                                               =============
Net asset value and offering price per share
  outstanding                                  $        8.97
                                               =============

 14   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $1,874,715
  Interest                                            63,535
                                                  ----------
    Total income                                   1,938,250
                                                  ----------
EXPENSES:
  Manager                                          1,244,623
  Transfer agent                                     790,409
  Distribution -- Class B                            668,869
  Distribution -- Class C                             29,172
  Service -- Class A                                  78,522
  Service -- Class B                                 222,910
  Service -- Class C                                   9,724
  Shareholder communication                           55,034
  Professional                                        32,742
  Recordkeeping                                       25,670
  Registration                                        23,280
  Custodian                                           17,332
  Trustees                                             8,142
  Miscellaneous                                       13,839
                                                  ----------
    Total expenses before waiver/reimbursement     3,220,268
  Fees waived/reimbursed by Manager                 (585,663)
                                                  ----------
    Net expenses                                   2,634,605
                                                  ----------
Net investment loss                                 (696,355)
                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   3,250,651
Net change in unrealized appreciation on
  investments                                      3,521,106
                                                  ----------
Net realized and unrealized gain on investments    6,771,757
                                                  ----------
Net increase in net assets resulting from
  operations                                      $6,075,402
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes in the amount of $625.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2004

                                             2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                 $   (696,355)  $ (4,577,338)
 Net realized gain (loss) on
  investments                           3,250,651     (5,306,747)
 Net change in unrealized
  appreciation on investments           3,521,106     15,196,612
                                     ---------------------------
 Net increase in net assets
  resulting from operations             6,075,402      5,312,527
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              7,101,669     14,781,368
   Class B                              9,929,066     23,856,843
   Class C                                618,107      1,659,272
                                     ---------------------------
                                       17,648,842     40,297,483
 Cost of shares redeemed:
   Class A                            (11,773,265)   (20,011,759)
   Class B                            (31,292,572)   (39,892,146)
   Class C                             (2,119,618)    (4,043,241)
                                     ---------------------------
                                      (45,185,455)   (63,947,146)
                                     ---------------------------
    Decrease in net assets derived
     from capital share
     transactions                     (27,536,613)   (23,649,663)
                                     ---------------------------
    Net decrease in net assets        (21,461,211)   (18,337,136)

NET ASSETS:
Beginning of period                   251,273,539    269,610,675
                                     ---------------------------
End of period                        $229,812,328   $251,273,539
                                     ===========================
Undistributed net investment loss
  at end of period                   $   (696,355)  $         --
                                     ===========================

 16   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                              CLASS A
                                 ENDED ON       YEAR ENDED         THROUGH        -----------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                  YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002         2001          2000         1999
Net asset value at beginning
  of period                      $  9.23          $  9.00          $  7.27        $ 11.00      $ 14.43      $  16.50      $ 11.64
                                 -------          -------          -------        -------      -------      --------      -------
Net investment loss (a)            (0.00)(d)        (0.11)           (0.08)         (0.11)       (0.13)        (0.14)       (0.13)
Net realized and unrealized
  gain (loss) on investments        0.22             0.34             1.81          (3.62)       (3.30)        (1.49)        4.99
                                 -------          -------          -------        -------      -------      --------      -------
Total from investment
  operations                        0.22             0.23             1.73          (3.73)       (3.43)        (1.63)        4.86
                                 -------          -------          -------        -------      -------      --------      -------
Less distributions to
  shareholders:
  From net realized gain on
    investments                       --               --               --             --           --         (0.39)          --
  In excess of net realized
    gain on investments               --               --               --             --           --         (0.05)          --
                                 -------          -------          -------        -------      -------      --------      -------
Total distributions to
  shareholders:                       --               --               --             --           --         (0.44)          --
                                 -------          -------          -------        -------      -------      --------      -------
Net asset value at end of
  period                         $  9.45          $  9.23          $  9.00        $  7.27      $ 11.00      $  14.43      $ 16.50
                                 =======          =======          =======        =======      =======      ========      =======
Total investment return             2.38%(b)         2.56%           23.80%(c)      33.91%      (23.77%)       (9.89%)     (41.75%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          (0.00%)+         (1.13%)          (1.28%)+       (1.29%)      (1.10%)       (0.87%)      (1.02%)+
    Net expenses                    1.56%+           1.96%            2.14%+         2.05%        1.81%         1.66%        1.76%+
    Expenses (before
      waiver/reimbursement)         1.83%+           2.01%            2.14%+         2.05%        1.81%         1.66%        1.76%+
Portfolio turnover rate               20%              32%              40%            32%          27%           46%          43%
Net assets at end of period
  (in 000's)                     $59,303          $62,335          $65,811        $51,258      $77,548      $114,088      $66,326

                                                                 JANUARY 1,
                                SIX MONTHS                          2003                            CLASS C
                                  ENDED         YEAR ENDED         THROUGH        --------------------------------------------
                                APRIL 30,       OCTOBER 31,      OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                  2005*            2004            2003**          2002        2001         2000         1999
Net asset value at beginning
  of period                       $ 8.80          $ 8.64           $  7.03        $10.71      $ 14.45      $ 16.33      $11.60
                                  ------          ------           -------        ------      -------      -------      ------
Net investment loss (a)            (0.03)          (0.17)            (0.13)        (0.19)       (0.21)       (0.26)      (0.23)
Net realized and unrealized
  gain (loss) on investments        0.20            0.33              1.74         (3.49)       (3.25)       (1.46)       4.96
                                  ------          ------           -------        ------      -------      -------      ------
Total from investment
  operations                        0.17            0.16              1.61         (3.68)       (3.46)       (1.72)       4.73
                                  ------          ------           -------        ------      -------      -------      ------
Less dividends and
  distributions:
  From net investment income          --              --                --            --           --        (0.39)         --
  From net realized gain on
    investments                       --              --                --            --           --        (0.05)         --
                                  ------          ------           -------        ------      -------      -------      ------
Total dividends and
  distributions                       --              --                --            --           --        (0.44)         --
                                  ------          ------           -------        ------      -------      -------      ------
Net asset value at end of
  period                          $ 8.97          $ 8.80           $  8.64        $ 7.03      $ 10.71      $ 14.17      $16.33
                                  ======          ======           =======        ======      =======      =======      ======
Total investment return             1.93%(b)        1.85%            22.90%(c)    (34.36%)     (24.42%)     (10.55%)     40.78%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.75%)+        (1.88%)           (2.03%)+      (2.04%)      (1.85%)      (1.62%)     (1.77%)
    Expenses                        2.31%+          2.71%             2.89%+        2.80%        2.56%        2.41%       2.51%
    Expenses (before
      waiver/reimbursement)         2.58%+          2.76%             2.89%+        2.80%        2.56%        2.41%       2.51%
Portfolio turnover rate               20%             32%               40%           32%          27%          46%         43%
Net assets at end of period
  (in 000's)                      $6,822          $8,115           $10,322        $9,498      $17,178      $21,664      $7,133

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 18   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     JANUARY 1,
    SIX MONTHS                          2003                               CLASS B
     ENDED ON       YEAR ENDED         THROUGH        --------------------------------------------------
    APRIL 30,       OCTOBER 31,      OCTOBER 31,                   YEAR ENDED DECEMBER 31,
      2005*            2004            2003**           2002          2001          2000          1999
     $   8.80        $   8.64         $   7.03        $  10.71      $  14.17      $  16.33      $  11.60
     --------        --------         --------        --------      --------      --------      --------
        (0.03)          (0.17)           (0.13)          (0.19)        (0.21)        (0.26)        (0.23)
         0.20            0.33             1.74           (3.49)        (3.25)        (1.46)         4.96
     --------        --------         --------        --------      --------      --------      --------
         0.17            0.16             1.61           (3.68)        (3.46)        (1.72)         4.73
     --------        --------         --------        --------      --------      --------      --------
           --              --               --              --            --         (0.39)           --
           --              --               --              --            --         (0.05)           --
     --------        --------         --------        --------      --------      --------      --------
           --              --               --              --            --         (0.44)           --
     --------        --------         --------        --------      --------      --------      --------
     $   8.97        $   8.80         $   8.64        $   7.03      $  10.71      $  14.17      $  16.33
     ========        ========         ========        ========      ========      ========      ========
         1.93%(b)        1.85%           22.90%(c)      (34.36%)      (24.42%)      (10.55%)       40.78%
        (0.75%)+        (1.88%)          (2.03%)+        (2.04%)       (1.85%)       (1.62%)       (1.77%)
         2.31%+          2.71%            2.89%+          2.80%         2.56%         2.41%         2.51%
         2.58%+          2.76%            2.89%+          2.80%         2.56%         2.41%         2.51%
           20%             32%              40%             32%           27%           46%           43%
     $163,687        $180,824         $193,478        $160,249      $268,947      $373,652      $222,904

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at April 30, 2005, that were valued in such manner.

(B) REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gains distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate

 20   MainStay Blue Chip Growth Fund
classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Gabelli Asset Management Company (the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $500 million and 0.95% in excess of $500 million. In addition, effective August 1, 2004, NYLIM voluntarily agreed to waive its management fee by 0.20% to 0.80% on assets up to $500 million and 0.75% in excess of $500 million. Effective December 1, 2005, NYLIM also voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended April 30, 2005, the Manager earned from the Fund $1,244,623 and waived $585,663 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $21,199 for the six months ended April 30, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,510, $179,520 and $950, respectively, for the six months ended April 30, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended April 30, 2005, amounted to $790,409.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for

                                                    www.mainstayfunds.com     21
each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Blue Chip Growth Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,423 for the six months ended April 30, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $25,670 for the six months ended April 30, 2005.

NOTE 4 -- CUSTODIAN:
As of April 30, 2005, the Bank of New York was custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:
At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $184,497,356 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $ 26,377
               2010                   99,424
               2011                   53,278
               2012                    5,418
       -------------------------------------------
                                    $184,497
       -------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2005, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $47,713 and $76,712, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2005.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED
                                                APRIL 30, 2005*
                                          CLASS A   CLASS B   CLASS C

Shares sold                                  734     1,079       67
---------------------------------------------------------------------
Shares redeemed                           (1,212)   (3,394)    (230)
---------------------------------------------------------------------
Net decrease                                (478)   (2,315)    (163)
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,590     2,680      187
---------------------------------------------------------------------
Shares redeemed                           (2,147)   (4,505)    (458)
---------------------------------------------------------------------
Net decrease                                (557)   (1,825)    (271)
---------------------------------------------------------------------

* Unaudited.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM and the Trust's Audit and Compliance Committee are reviewing what effect, if any, transactions under these agreements may have had on the Funds. The Audit and Compliance Committee will determine what course of action, if any, is appropriate. NYLIM does not believe at this time that such trading had any material effect on the Funds' financial statements or their

 22   MainStay Blue Chip Growth Fund
shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

                                                    www.mainstayfunds.com     23

SPECIAL MEETING OF SHAREHOLDERS

At a special meeting held on June 27, 2005, the shareholders of MainStay Blue Chip Growth Fund (the "Fund") approved a proposal for an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the Large Cap Growth Fund, a series of the Trust, in exchange for shares of the Large Cap Growth Fund and the assumption of all liabilities of the Fund by the Large Cap Growth Fund; and (ii) the subsequent liquidation of the Fund.

The reorganization became effective on June 28, 2005.

Shares voted in favor: 12,955,489
Shares voted against: 389,082
Shares abstaining: 704,950

This resulted in approval of the proposal.

 24   MainStay Blue Chip Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and             57           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (13 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce               20           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        ------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                  20           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        ------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                     20           None
        1/4/48                                   Smartpaper Networks Corporation;
                                                 Partner, Health Ventures LLC (2001 to
                                                 2005); Vice Chair, Employee Health
                                                 Programs (1990 to 2002); Partner,
                                                 TheraCom (1994 to 2001); President,
                                                 Capitol Associates, Inc. (1984 to 2001).
        ------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro               20           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                         Director,
        11/13/39                                 2001).                                                          Allied Irish
                                                                                                                 Banks Plc;
                                                                                                                 Chairman and
                                                                                                                 Non-Executive
                                                                                                                 Director, Irish
                                                                                                                 Continental
                                                                                                                 Group, Plc;
                                                                                                                 Chairman, AIB
                                                                                                                 Group (UK) Plc;
                                                                                                                 Non-Executive
                                                                                                                 Director,
                                                                                                                 Unidare Plc.
        ------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group              20           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                              Adolor
        12/9/32           Interested Trustee     firm).                                                          Corporation;
                          since 2000                                                                             Director, First
                                                                                                                 Advantage
                                                                                                                 Corporation.
        ------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        ------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial                20           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        ------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  57           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc.; Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (October 1998 to December
                                                 1999); General Counsel and Managing
                                                 Director, JP Morgan Investment
                                                 Management Inc. (1986 to September
                                                 1998).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            36           None
        BLUNT                                    Investment Management LLC and New York
        5/13/61                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005);
                                                 President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since June 2005); Chairman
                                                 and Chief Executive Officer, Giving
                                                 Capital, Inc. (2001 to June 2004); Chief
                                                 Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers, and
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Blue Chip Growth Fund

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST 5 YEARS                       OVERSEEN BY OFFICER   HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        JEFFREY J.        Vice President,        Managing Director of Fund Accounting and           63           None
        GABOURY           Treasurer, and Chief   Administration, New York Life Investment
        10/23/68          Financial Officer      Management LLC (since December 2004);
                          since 2005             Manager, NYLIM Service Company LLC
                                                 (since March 2005); Executive Vice
                                                 President, New York Life Trust Company
                                                 (since February 2005); Vice President,
                                                 Treasurer, and Chief Financial Officer,
                                                 Eclipse Funds, Eclipse Funds Inc., and
                                                 MainStay VP Series Fund, Inc. (since
                                                 June 2005); Treasurer and Principal
                                                 Financial Officer, McMorgan Funds;
                                                 Director of Fund Administration,
                                                 Investors Bank & Trust Company (1995 to
                                                 2004).
        ------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 57           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, MainStay VP
                                                 Series Fund, Inc., Eclipse Funds, and
                                                 Eclipse Funds Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             57           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Vice President--Compliance, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General            57           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            57           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE
                                                 LLC, and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 28   MainStay Blue Chip Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     29

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
811-04550

NYLIM-A07201         (RECYCLE SYMBOL)       MS225-05                MSBC10-06/05

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

      Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

      The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the ("Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By: /s/ Christopher O. Blunt
    -----------------------------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christopher O. Blunt
    -----------------------------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: June 29, 2005

By: /s/ Jeffrey J. Gaboury
    -----------------------------------------------------
    JEFFREY J. GABOURY
    Vice President, Treasurer and Chief Financial Officer

Date: June 29, 2005